UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-22132

Exact name of registrant as specified in charter:	abrdn Funds

Address of principal executive offices:	1900 Market Street, Suite 200
Philadelphia, PA 19103

Name and address of agent for service:	Michael Marsico
abrdn Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	866-667-9231

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2024

Item 1. Reports to Stockholders.

(a)

abrdn Emerging Markets Dividend Fund Institutional Class - JIEIX

abrdn Focused U.S. Small Cap Equity Fund Institutional Class - GGUIX

abrdn China A Share Equity Fund Class A - GOPAX

abrdn China A Share Equity Fund Class C - GOPCX

abrdn China A Share Equity Fund Class R - GOPRX

abrdn China A Share Equity Fund Institutional Class - GOPIX

abrdn China A Share Equity Fund Institutional Service Class - GOPSX

abrdn Dynamic Dividend Fund Class A - ADAVX

abrdn Dynamic Dividend Fund Institutional Class - ADVDX

abrdn EM SMA Completion Fund Institutional Class - ASEMX

abrdn Emerging Markets ex-China Fund Class A - GLLAX

abrdn Emerging Markets ex-China Fund Class C - GLLCX

abrdn Emerging Markets ex-China Fund Class R - GWLRX

abrdn Emerging Markets ex-China Fund Institutional Class - GWLIX

abrdn Emerging Markets ex-China Fund Institutional Service Class - GLLSX

abrdn Emerging Markets Fund Class A - GEGAX

abrdn Emerging Markets Fund Class C - GEGCX

abrdn Emerging Markets Fund Class R - GEMRX

abrdn Emerging Markets Fund Institutional Class - ABEMX

abrdn Emerging Markets Fund Institutional Service Class - AEMSX

abrdn Global Equity Impact Fund Class A - JETAX

abrdn Global Equity Impact Fund Institutional Class - JETIX

abrdn Global Infrastructure Fund Class A - AIAFX

abrdn Global Infrastructure Fund Institutional Class - AIFRX abrdn High Income Opportunities Fund Class A - BJBHX

abrdn High Income Opportunities Fund Institutional Class - JHYIX

abrdn Infrastructure Debt Fund Class A - CUGAX

abrdn Infrastructure Debt Fund Institutional Class - AGCIX

abrdn Infrastructure Debt Fund Institutional Service Class - CGFIX

abrdn Intermediate Municipal Income Fund Class A - NTFAX

abrdn Intermediate Municipal Income Fund Institutional Class - ABEIX

abrdn Intermediate Municipal Income Fund Institutional Service Class - ABESX

abrdn International Small Cap Fund Class A - WVCCX

abrdn International Small Cap Fund Class C - CPVCX

abrdn International Small Cap Fund Class R - WPVAX

abrdn International Small Cap Fund Institutional Class - ABNIX

abrdn Realty Income & Growth Fund Class A - AIAGX

abrdn Realty Income & Growth Fund Institutional Class - AIGYX

abrdn Short Duration High Yield Municipal Fund Class A - AAHMX

abrdn Short Duration High Yield Municipal Fund Class C - ACHMX

abrdn Short Duration High Yield Municipal Fund Institutional Class - AHYMX

abrdn U.S. Small Cap Equity Fund Class A - GSXAX

abrdn U.S. Small Cap Equity Fund Class C - GSXCX

abrdn U.S. Small Cap Equity Fund Class R - GNSRX

abrdn U.S. Small Cap Equity Fund Institutional Class - GSCIX abrdn U.S. Small Cap Equity Fund Institutional Service Class - GSXIX

abrdn U.S. Sustainable Leaders Fund Class A - GXXAX

abrdn U.S. Sustainable Leaders Fund Class C - GXXCX

abrdn U.S. Sustainable Leaders Fund Institutional Class - GGLIX

abrdn U.S. Sustainable Leaders Fund Institutional Service Class - GXXIX

abrdn Ultra Short Municipal Income Fund Class A - ATOAX

abrdn Ultra Short Municipal Income Fund Class A1 - ATOBX

abrdn Ultra Short Municipal Income Fund Institutional Class - ATOIX

abrdn Emerging Markets Dividend Fund

Institutional Class

JIEIX

Annual Shareholder Report - October 31, 2024

This annual shareholder report contains important information about the abrdn Emerging Markets Dividend Fund (the "Fund") for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at abrdn.com/us/literature. You can also request this information by contacting us at 866-667-9231.

This report describes material changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Share Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Institutional	$116	1.01%

How did the fund perform last year and what affected its performance?

The following discussion compares the performance of the Fund to the MSCI Emerging Markets Index (Net TR) (the “Index”) to show how the Fund’s performance measures against the returns of similar investments for the reporting period.

What contributed to performance?

Taiwanese chip maker Taiwan Semiconductor Manufacturing Company executed consistently well and reported strong results that exceeded expectations. Our semiconductor stock in the Netherlands, ASML Holding, also boosted gains, although we exited the position during the review period for opportunities elsewhere. Both the stocks’ outperformance was mostly driven by a cyclical upturn in semiconductor pricing and strong artificial intelligence (AI)-led demand. The tech rally faded in the final three months of the review period on global macro uncertainties and a September rotation into Chinese equities following the government’s comprehensive stimulus announcements. Elsewhere in the Netherlands, financial services company Adyen, which was held in the portfolio before the strategy change, posted solid second half results in February, with better-than-expected volumes and where the company gave full year guidance for the first time since IPO. We sold the holding when the Fund’s scope transitioned towards the emerging markets.

What detracted from performance?

South Korea’s Samsung Electronics’ preferred shares lagged on uncertainty around its high bandwidth memory (HBM) product, designed to service high-end tech around AI, qualifying for use by a key customer. However, we believe Samsung remains on a track for a turnaround in the medium term. Elsewhere, Chinese equities softened due to slow demand recovery and stimulus measures by the government not having a sustainable impact. Consequently, brewer Budweiser APAC underperformed. In addition, its results were affected by the challenging Korea business, while its China business fared within expectations. In Hong Kong, insurer AIA Group sold off amid concerns over the impact of low Chinese rates on its business and AIA Group management’s decision to focus on growth rather than boost shareholder returns.

abrdn Emerging Markets Dividend Fund

(JIEIX)

Institutional Class

Fund Performance

Total Return Based on $1,000,000 Investment

The following graph reflects a hypothetical $1,000,000 investment for the most recently completed 10 fiscal years as compared to a broad-based securities market index and an additional performance benchmark.

	Institutional Class	MSCI Emerging Markets Index (Net TR)	MSCI All Country World ex USA Index (Net TR)
10/14	$1,000,000	$1,011,791	$990,102
11/14	$987,104	$1,001,089	$997,265
12/14	$940,862	$954,953	$961,307
01/15	$936,107	$960,677	$959,883
02/15	$980,736	$990,422	$1,011,201
03/15	$951,105	$976,338	$994,856
04/15	$996,466	$1,051,433	$1,045,115
05/15	$984,028	$1,009,327	$1,028,795
06/15	$941,960	$983,113	$1,000,095
07/15	$925,864	$914,965	$997,314
08/15	$845,752	$832,209	$921,084
09/15	$799,660	$807,173	$878,379
10/15	$855,995	$864,752	$943,768
11/15	$831,120	$831,020	$924,286
12/15	$800,316	$812,495	$906,877
01/16	$759,693	$759,785	$845,188
02/16	$762,350	$758,542	$835,528
03/16	$824,614	$858,918	$903,464
04/16	$840,939	$863,586	$927,243
05/16	$829,929	$831,373	$911,591
06/16	$857,265	$864,600	$897,645
07/16	$879,285	$908,109	$942,036
08/16	$879,664	$930,677	$947,994
09/16	$889,156	$942,644	$959,684
10/16	$867,136	$944,892	$945,886
11/16	$839,041	$901,398	$924,007
12/16	$854,546	$903,388	$947,642
01/17	$897,235	$952,824	$981,212
02/17	$951,462	$981,992	$996,859
03/17	$984,536	$1,006,781	$1,022,131
04/17	$1,012,611	$1,028,822	$1,044,012
05/17	$1,048,761	$1,059,239	$1,077,890
06/17	$1,049,146	$1,069,902	$1,081,237
07/17	$1,068,375	$1,133,678	$1,121,089
08/17	$1,070,298	$1,158,965	$1,126,955
09/17	$1,084,143	$1,154,357	$1,147,876
10/17	$1,104,911	$1,194,824	$1,169,471
11/17	$1,103,757	$1,197,222	$1,178,971
12/17	$1,130,260	$1,240,199	$1,205,322
01/18	$1,180,905	$1,343,565	$1,272,453
02/18	$1,114,986	$1,281,600	$1,212,454
03/18	$1,114,584	$1,257,771	$1,191,070
04/18	$1,112,173	$1,252,206	$1,210,086
05/18	$1,080,821	$1,207,836	$1,182,145
06/18	$1,073,184	$1,157,654	$1,159,926
07/18	$1,105,742	$1,183,084	$1,187,668
08/18	$1,083,635	$1,151,095	$1,162,810
09/18	$1,067,959	$1,144,985	$1,168,107
10/18	$975,513	$1,045,277	$1,073,096
11/18	$996,012	$1,088,353	$1,083,253
12/18	$953,202	$1,059,521	$1,034,222
01/19	$1,017,290	$1,152,290	$1,112,366
02/19	$1,041,627	$1,154,880	$1,134,101
03/19	$1,063,936	$1,164,573	$1,140,855
04/19	$1,106,526	$1,189,090	$1,170,994
05/19	$1,005,933	$1,102,808	$1,108,146
06/19	$1,065,153	$1,171,635	$1,174,873
07/19	$1,075,699	$1,157,308	$1,160,652
08/19	$1,067,992	$1,100,882	$1,124,806
09/19	$1,091,112	$1,121,897	$1,153,752
10/19	$1,125,184	$1,169,204	$1,194,009
11/19	$1,135,325	$1,167,595	$1,204,535
12/19	$1,173,286	$1,254,704	$1,256,697
01/20	$1,146,948	$1,196,217	$1,222,938
02/20	$1,070,485	$1,133,136	$1,126,271
03/20	$896,744	$958,608	$963,195
04/20	$954,941	$1,046,391	$1,036,186
05/20	$1,014,412	$1,054,428	$1,070,098
06/20	$1,064,538	$1,131,938	$1,118,456
07/20	$1,126,983	$1,233,090	$1,168,321
08/20	$1,194,101	$1,260,347	$1,218,333
09/20	$1,180,932	$1,240,132	$1,188,384
10/20	$1,146,099	$1,265,682	$1,162,835
11/20	$1,280,334	$1,382,742	$1,319,254
12/20	$1,377,061	$1,484,392	$1,390,560
01/21	$1,349,614	$1,529,900	$1,393,582
02/21	$1,334,604	$1,541,602	$1,421,170
03/21	$1,335,032	$1,518,320	$1,439,139
04/21	$1,401,077	$1,556,123	$1,481,502
05/21	$1,447,393	$1,592,210	$1,527,844
06/21	$1,467,121	$1,594,954	$1,517,944
07/21	$1,508,720	$1,487,616	$1,492,929
08/21	$1,575,193	$1,526,554	$1,521,307
09/21	$1,480,415	$1,465,888	$1,472,594
10/21	$1,542,171	$1,480,346	$1,507,745
11/21	$1,470,551	$1,420,017	$1,439,854
12/21	$1,505,289	$1,446,662	$1,499,358
01/22	$1,316,592	$1,419,278	$1,444,107
02/22	$1,233,393	$1,376,855	$1,415,522
03/22	$1,236,824	$1,345,758	$1,417,778
04/22	$1,116,744	$1,270,898	$1,328,751
05/22	$1,086,295	$1,276,494	$1,338,289
06/22	$1,001,382	$1,191,671	$1,223,160
07/22	$1,105,165	$1,188,744	$1,265,033
08/22	$1,034,404	$1,193,707	$1,224,346
09/22	$918,183	$1,053,766	$1,101,997
10/22	$981,225	$1,021,048	$1,134,926
11/22	$1,119,746	$1,172,488	$1,268,902
12/22	$1,080,955	$1,156,008	$1,259,414
01/23	$1,161,506	$1,247,288	$1,361,562
02/23	$1,114,750	$1,166,411	$1,313,769
03/23	$1,161,506	$1,201,738	$1,345,885
04/23	$1,210,114	$1,188,119	$1,369,267
05/23	$1,178,172	$1,168,163	$1,319,483
06/23	$1,215,670	$1,212,518	$1,378,687
07/23	$1,232,798	$1,287,999	$1,434,740
08/23	$1,152,710	$1,208,658	$1,369,939
09/23	$1,085,122	$1,177,049	$1,326,670
10/23	$1,065,678	$1,131,315	$1,271,933
11/23	$1,177,709	$1,221,854	$1,386,426
12/23	$1,257,334	$1,269,621	$1,456,083
01/24	$1,229,558	$1,210,668	$1,441,620
02/24	$1,286,499	$1,268,263	$1,478,117
03/24	$1,322,145	$1,299,690	$1,524,323
04/24	$1,309,646	$1,305,505	$1,496,950
05/24	$1,317,979	$1,312,879	$1,540,405
06/24	$1,350,384	$1,364,663	$1,538,940
07/24	$1,369,364	$1,368,725	$1,574,573
08/24	$1,372,605	$1,390,823	$1,619,416
09/24	$1,448,064	$1,483,696	$1,663,023
10/24	$1,384,641	$1,417,711	$1,581,427

Average Annual Total Returns for the Period Ended October 31, 2024 (%)

AATR	1 Year	5 Years	10 Years
Institutional Class	30.02%	4.25%	3.31%
MSCI Emerging Markets Index (Net TR)	25.32%	3.93%	3.43%
MSCI All Country World ex USA Index (Net TR)	24.33%	5.78%	4.79%

THE FUND'S PAST PERFORMANCE IS NOT A GOOD PREDICTOR OF THE FUND'S FUTURE PERFORMANCE.

Fund performance data shown above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

In connection with a change in name and strategy of the Fund, the Fund's primary prospectus benchmark changed to the MSCI Emerging Markets Index (Net TR) effective as of February 29, 2024.

Key Fund Statistics as of October 31, 2024

Total Net Assets	$78,415,816
Total Number of Portfolio Holdings	85
Portfolio Turnover Rate	122%
Total Advisory Fees Paid	$264,051

abrdn Emerging Markets Dividend Fund

(JIEIX)

Institutional Class

What did the Fund invest in?

The tables below show the investment makeup of the Fund as of October 31, 2024.

Geographic Allocation (% of total net assets)

China	23.5%
Taiwan	18.3%
India	10.6%
South Korea	10.0%
Mexico	7.0%
Brazil	5.1%
Indonesia	4.6%
United States	4.1%
South Africa	2.1%
Other	14.7%

Ten Largest Holdings (% of total net assets)

Taiwan Semiconductor Manufacturing Co. Ltd.	10.7%
Tencent Holdings Ltd.	5.9%
Samsung Electronics Co. Ltd.	5.6%
HDFC Bank Ltd.	5.0%
iShares MSCI India ETF	4.1%
Grupo Mexico SAB de CV	3.5%
MediaTek, Inc.	2.8%
ICICI Bank Ltd.	2.7%
Alibaba Group Holding Ltd.	2.4%
Infosys Ltd.	2.2%

Material Fund Changes

Below is a summary of certain changes for the Fund since November 1, 2023. For more information, you may refer to the Fund's next prospectus, which we expect to be available by February 28, 2025 at abrdn.com/us/literature or upon request at 866-667-9231.

Effective February 29, 2024, the Fund changed its name from abrdn International Sustainable Leaders Fund to abrdn Emerging Markets Dividend Fund.

The Fund changed its investment objective from "The Fund seeks long-term growth of capital" to "The Fund seeks total return consisting of income and long-term capital appreciation".

The Fund’s 80% policy changed from a policy where the Fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities issued by companies located throughout the world to a policy where the Fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities of emerging market companies that pay dividend income.

Dividend Strategy Risk was added as a principal risk of the Fund and Sustainable Investing Risk was removed as a principal risk of the Fund.

Availability of Additional Information

You can find additional information, including the Fund's prospectus, financial information, fund holdings, and proxy voting information at abrdn.com/us/literature or call 866-667-9231. The QR code can be used to access the Fund's prospectus, financial information and holdings.

abrdn Emerging Markets Dividend Fund

(JIEIX)

Institutional Class

abrdn Focused U.S. Small Cap Equity Fund

Institutional Class

GGUIX

Annual Shareholder Report - October 31, 2024

This annual shareholder report contains important information about the abrdn Focused U.S. Small Cap Equity Fund (the "Fund") for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at abrdn.com/us/literature. You can also request this information by contacting us at 866-667-9231.

This report describes material changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Share Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Institutional	$106	0.90%

How did the fund perform last year and what affected its performance?

The following discussion compares the performance of the Fund to the Russell 2000 Index (the “Index”) to show how the Fund’s performance measures against the returns of similar investments for the reporting period.

What contributed to performance?

The Fund's overweight to Q2 Holdings was positive as robust demand for its digital banking solutions led to accelerated growth. Meanwhile, our overweight to casual diner Brinker International led the consumer discretionary sector’s outperformance for the Fund, as the company’s strong execution resulted in driving industry-leading traffic and sales growth. e.l.f. Beauty was also favorable as the company continued its above-category growth, benefitting from strong innovation and an attractive value proposition. However, we sold e.l.f Beauty as it became a mid-capitalization company and left the Russell 2000 Index. Lastly, within the information technology sector, CyberArk Software added to returns as demand for the company’s identity access management solutions accelerated. Despite this, we disposed of our position due to CyberArk Software’s market capitalization exceeding our targeted range.

What detracted from performance?

The Fund's exposure to Alphatec Holdings drove the healthcare sector’s underperformance for the Fund as concerns regarding the company’s increased capital needs were heightened due to weaker-than-expected cash generation. Also within this sector, Conmed Corporation detracted from performance due to underwhelming earnings and increased investor concern about the competitive environment. Therefore, the Fund sold both positions. Meanwhile, ATS Corporation also hurt performance, and we disposed of our position as we saw further risks to spending on electric-vehicle production lines among North American automotive manufacturers. Crown Holdings’ shares fell, and the Fund sold its position due to concerns about the growing competitiveness in the materials industry.

abrdn Focused U.S. Small Cap Equity Fund

(GGUIX)

Institutional Class

Fund Performance

Total Return Based on $1,000,000 Investment

The following graph reflects a hypothetical $1,000,000 investment for the most recently completed 10 fiscal years as compared to a broad-based securities market index and an additional performance benchmarks.

	Institutional Class	Russell 3000 Index	Russell 2000 Index
10/14	$1,000,000	$1,000,000	$1,000,000
11/14	$1,006,369	$1,024,234	$1,000,896
12/14	$1,001,817	$1,024,222	$1,029,422
01/15	$974,148	$995,717	$996,309
02/15	$1,006,588	$1,053,370	$1,055,457
03/15	$998,955	$1,042,661	$1,073,844
04/15	$999,909	$1,047,377	$1,046,458
05/15	$1,014,220	$1,061,864	$1,070,349
06/15	$1,013,266	$1,044,098	$1,078,364
07/15	$1,019,945	$1,061,561	$1,065,831
08/15	$994,184	$997,475	$998,854
09/15	$972,240	$968,409	$949,847
10/15	$1,015,175	$1,044,899	$1,003,361
11/15	$1,012,312	$1,050,692	$1,036,000
12/15	$997,689	$1,029,126	$983,982
01/16	$971,492	$971,057	$897,456
02/16	$952,935	$970,744	$897,416
03/16	$994,414	$1,039,091	$969,040
04/16	$1,004,239	$1,045,530	$984,249
05/16	$1,009,696	$1,064,235	$1,006,419
06/16	$998,781	$1,066,424	$1,005,785
07/16	$996,598	$1,108,747	$1,065,837
08/16	$1,006,422	$1,111,575	$1,084,685
09/16	$1,009,696	$1,113,322	$1,096,767
10/16	$1,000,964	$1,089,235	$1,044,627
11/16	$1,017,337	$1,137,981	$1,161,115
12/16	$1,022,230	$1,160,186	$1,193,649
01/17	$1,032,083	$1,182,023	$1,198,357
02/17	$1,038,241	$1,225,984	$1,221,484
03/17	$1,048,094	$1,226,818	$1,223,083
04/17	$1,045,631	$1,239,822	$1,236,495
05/17	$1,064,105	$1,252,511	$1,211,340
06/17	$1,073,957	$1,263,814	$1,253,214
07/17	$1,082,579	$1,287,643	$1,262,525
08/17	$1,080,115	$1,290,124	$1,246,463
09/17	$1,091,200	$1,321,587	$1,324,254
10/17	$1,102,284	$1,350,427	$1,335,542
11/17	$1,136,769	$1,391,433	$1,374,031
12/17	$1,157,277	$1,405,340	$1,368,486
01/18	$1,225,833	$1,479,417	$1,404,250
02/18	$1,188,291	$1,424,886	$1,349,875
03/18	$1,150,748	$1,396,283	$1,367,334
04/18	$1,168,703	$1,401,590	$1,379,155
05/18	$1,176,865	$1,441,157	$1,462,871
06/18	$1,196,452	$1,450,582	$1,473,353
07/18	$1,242,155	$1,498,721	$1,499,031
08/18	$1,276,433	$1,551,352	$1,563,654
09/18	$1,281,330	$1,553,920	$1,526,045
10/18	$1,198,084	$1,439,501	$1,360,291
11/18	$1,235,626	$1,468,332	$1,381,913
12/18	$1,118,147	$1,331,675	$1,217,761
01/19	$1,211,325	$1,445,979	$1,354,758
02/19	$1,247,562	$1,496,832	$1,425,188
03/19	$1,285,523	$1,518,689	$1,395,360
04/19	$1,330,387	$1,579,333	$1,442,762
05/19	$1,269,994	$1,477,131	$1,330,554
06/19	$1,339,015	$1,580,880	$1,424,594
07/19	$1,371,800	$1,604,380	$1,432,796
08/19	$1,364,898	$1,571,674	$1,362,053
09/19	$1,375,251	$1,599,258	$1,390,392
10/19	$1,414,939	$1,633,685	$1,427,010
11/19	$1,473,607	$1,695,785	$1,485,753
12/19	$1,509,695	$1,744,748	$1,528,594
01/20	$1,555,277	$1,742,843	$1,479,569
02/20	$1,436,762	$1,600,150	$1,355,016
03/20	$1,274,489	$1,380,101	$1,060,619
04/20	$1,429,469	$1,562,882	$1,206,299
05/20	$1,495,108	$1,646,463	$1,284,799
06/20	$1,509,695	$1,684,104	$1,330,213
07/20	$1,617,269	$1,779,733	$1,367,031
08/20	$1,719,374	$1,908,665	$1,444,054
09/20	$1,650,089	$1,839,168	$1,395,818
10/20	$1,600,860	$1,799,473	$1,425,052
11/20	$1,768,604	$2,018,385	$1,687,725
12/20	$1,918,240	$2,109,188	$1,833,713
01/21	$1,934,377	$2,099,806	$1,925,990
02/21	$1,966,650	$2,165,440	$2,046,028
03/21	$2,021,111	$2,243,056	$2,066,577
04/21	$2,140,119	$2,358,684	$2,109,973
05/21	$2,107,845	$2,369,451	$2,114,323
06/21	$2,154,238	$2,427,879	$2,155,287
07/21	$2,226,853	$2,468,936	$2,077,463
08/21	$2,351,912	$2,539,345	$2,123,932
09/21	$2,259,126	$2,425,410	$2,061,308
10/21	$2,462,851	$2,589,427	$2,148,995
11/21	$2,476,971	$2,550,012	$2,059,447
12/21	$2,469,455	$2,650,429	$2,105,451
01/22	$2,131,029	$2,494,488	$1,902,752
02/22	$2,149,537	$2,431,653	$1,923,064
03/22	$2,162,756	$2,510,527	$1,946,998
04/22	$1,908,937	$2,285,227	$1,754,033
05/22	$1,922,156	$2,282,163	$1,756,683
06/22	$1,755,587	$2,091,240	$1,612,208
07/22	$1,975,035	$2,287,436	$1,780,527
08/22	$1,901,005	$2,202,070	$1,744,093
09/22	$1,726,504	$1,997,874	$1,576,947
10/22	$1,842,838	$2,161,712	$1,750,551
11/22	$1,935,376	$2,274,545	$1,791,440
12/22	$1,824,330	$2,141,363	$1,675,172
01/23	$1,996,187	$2,288,844	$1,838,444
02/23	$1,927,444	$2,235,348	$1,807,391
03/23	$1,837,550	$2,295,119	$1,721,034
04/23	$1,808,466	$2,319,572	$1,690,093
05/23	$1,792,602	$2,328,597	$1,674,481
06/23	$1,959,172	$2,487,606	$1,810,619
07/23	$2,006,763	$2,576,779	$1,921,345
08/23	$1,945,952	$2,527,037	$1,825,223
09/23	$1,816,398	$2,406,664	$1,717,768
10/23	$1,665,693	$2,342,866	$1,600,619
11/23	$1,845,482	$2,561,335	$1,745,490
12/23	$2,006,763	$2,697,193	$1,958,760
01/24	$1,985,611	$2,727,085	$1,882,577
02/24	$2,107,233	$2,874,703	$1,989,021
03/24	$2,146,893	$2,967,434	$2,060,226
04/24	$2,012,051	$2,836,862	$1,915,222
05/24	$2,133,673	$2,970,895	$2,011,303
06/24	$2,131,029	$3,062,866	$1,992,698
07/24	$2,284,378	$3,119,802	$2,195,154
08/24	$2,252,651	$3,187,716	$2,162,363
09/24	$2,281,734	$3,253,656	$2,177,476
10/24	$2,268,515	$3,229,763	$2,146,025

Average Annual Total Returns for the Period Ended October 31, 2024 (%)

AATR	1 Year	5 Years	10 Years
Institutional Class	36.19%	9.90%	8.54%
Russell 3000 Index	37.86%	14.60%	12.44%
Russell 2000 Index	34.07%	8.50%	7.94%

THE FUND'S PAST PERFORMANCE IS NOT A GOOD PREDICTOR OF THE FUND'S FUTURE PERFORMANCE.

Fund performance data shown above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

In accordance with regulatory changes requiring the Fund's primary benchmark to represent the overall applicable market, the Fund's primary prospectus benchmark changed to the Russell 3000 Index effective as of February 29, 2024.

Key Fund Statistics as of October 31, 2024

Total Net Assets	$12,405,460
Total Number of Portfolio Holdings	39
Portfolio Turnover Rate	110%
Total Advisory Fees Paid	$0

abrdn Focused U.S. Small Cap Equity Fund

(GGUIX)

Institutional Class

What did the Fund invest in?

The tables below show the investment makeup of the Fund as of October 31, 2024.

Sector Allocation (% of total net assets)

Financials	20.5%
Industrials	17.3%
Health Care	15.0%
Consumer Discretionary	13.5%
Information Technology	12.9%
Materials	7.4%
Energy	4.8%
Consumer Staples	2.6%
Real Estate	2.5%
Communication Services	2.2%
Other	1.3%

Ten Largest Holdings (% of total net assets)

Q2 Holdings, Inc.	4.4%
Wintrust Financial Corp.	3.9%
WSFS Financial Corp.	3.8%
Corcept Therapeutics, Inc.	3.5%
Brinker International, Inc.	3.2%
Amicus Therapeutics, Inc.	3.2%
Seacoast Banking Corp. of Florida	3.1%
TMX Group Ltd.	3.1%
Enpro, Inc.	3.1%
Merit Medical Systems, Inc.	3.1%

Material Fund Changes

Below is a summary of certain changes for the Fund since November 1, 2023. For more information, you may refer to the Fund's next prospectus, which we expect to be available by February 28, 2025 at abrdn.com/us/literature or upon request at 866-667-9231.

Effective February 29, 2024, the Fund changed its name from abrdn U.S. Sustainable Leaders Smaller Companies Fund to abrdn Focused U.S. Small Cap Equity Fund.

The Fund’s 80% policy changed from a policy where the Fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities issued by smaller U.S. companies to a policy where the Fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities issued by U.S. small-cap companies.

Focus Risk was added as a principal risk of the Fund and Sustainable Investing Risk was removed as a principal risk of the Fund.

Availability of Additional Information

You can find additional information, including the Fund's prospectus, financial information, fund holdings, and proxy voting information at abrdn.com/us/literature or call 866-667-9231. The QR code can be used to access the Fund's prospectus, financial information and holdings.

abrdn Focused U.S. Small Cap Equity Fund

(GGUIX)

Institutional Class

abrdn China A Share Equity Fund

Class A

GOPAX

Annual Shareholder Report - October 31, 2024

This annual shareholder report contains important information about the abrdn China A Share Equity Fund (the "Fund") for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at abrdn.com/us/literature. You can also request this information by contacting us at 866-667-9231.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Share Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
A	$141	1.38%

How did the fund perform last year and what affected its performance?

The following discussion compares the performance of the Fund to the MSCI China A (Onshore) Index (Net TR) (the “Index”) to show how the Fund’s performance measures against the returns of similar investments for the reporting period.

What contributed to performance?

The Fund's holdings in select consumer names were key contributors, as policy support via “trade-in” programs for new energy vehicles, consumer appliances and electronics, and resilient overseas demand boosted Fuyao Glass and Midea Group. Both companies also delivered solid earnings results. In the industrials sector, Contemporary Amperex Technology rose sharply due to solid results, a low valuation and the anticipated vehicle trade-in programs. Similarly, Sungrow Power was also boosted by the September 2024 Chinese stimulus announcements. Among our financial holdings, Citic Securities was helped by an improving market backdrop, and China Merchants Bank rebounded on growing signs of a recovery in market sentiment.

What detracted from performance?

Weakness in our IT holdings was the largest detractor, amid a challenging domestic macro backdrop. Maxscend Microelectronics lagged after disappointing earnings, and we exited our position owing to softer guidance and persistent demand weakness. Hundsun Technologies and Glodon were weighed down by concerns over slowing IT spending, as local government financing remained under pressure. Elsewhere, private eyecare hospital chain Aier Eye Hospital remained weak following last year’s de-rating, driven by the market’s misaligned growth expectations. Yifeng Pharmacy lagged amid an unsettling sector-wide regulatory investigation into drug price transparency. Spirits producer Kweichow Moutai was impacted by weakness in the wholesale price of its premium products and slower growth in shipments.

abrdn China A Share Equity Fund

(GOPAX)

Class A

Fund Performance

Total Return Based on $10,000 Investment

The following graph reflects a hypothetical $10,000 investment for the most recently completed 10 fiscal years as compared to a broad-based securities market index, which is also the performance benchmark.

	Class A with sales load	MSCI China A (Onshore) Index (Net TR)
10/14	$9,426	$10,267
11/14	$9,272	$11,285
12/14	$9,028	$13,526
01/15	$9,033	$13,261
02/15	$9,229	$13,823
03/15	$9,332	$16,058
04/15	$10,245	$18,793
05/15	$10,170	$19,705
06/15	$9,714	$18,104
07/15	$9,302	$15,486
08/15	$8,440	$13,246
09/15	$8,102	$12,563
10/15	$8,530	$14,079
11/15	$8,264	$14,086
12/15	$8,354	$14,483
01/16	$7,565	$10,882
02/16	$7,465	$10,709
03/16	$8,040	$12,209
04/16	$8,202	$11,891
05/16	$8,117	$11,677
06/16	$8,007	$11,747
07/16	$8,373	$11,954
08/16	$8,635	$12,380
09/16	$8,792	$12,130
10/16	$8,777	$12,222
11/16	$8,697	$12,558
12/16	$8,395	$11,716
01/17	$8,958	$11,988
02/17	$9,136	$12,299
03/17	$9,564	$12,214
04/17	$9,708	$12,020
05/17	$9,973	$12,027
06/17	$10,203	$12,801
07/17	$10,261	$13,245
08/17	$10,362	$13,813
09/17	$10,463	$13,877
10/17	$10,809	$14,280
11/17	$11,069	$13,891
12/17	$11,292	$14,092
01/18	$12,210	$15,124
02/18	$11,773	$14,129
03/18	$11,720	$13,838
04/18	$11,589	$13,069
05/18	$11,928	$12,885
06/18	$11,453	$11,497
07/18	$11,307	$11,212
08/18	$10,957	$10,490
09/18	$10,962	$10,687
10/18	$9,646	$9,604
11/18	$10,282	$9,799
12/18	$9,923	$9,443
01/19	$10,769	$10,261
02/19	$11,300	$11,835
03/19	$11,840	$12,561
04/19	$12,171	$12,589
05/19	$11,246	$11,464
06/19	$12,312	$12,114
07/19	$12,147	$12,174
08/19	$12,088	$11,683
09/19	$12,142	$11,765
10/19	$12,463	$12,099
11/19	$12,224	$11,981
12/19	$13,029	$12,982
01/20	$12,167	$12,946
02/20	$12,507	$12,770
03/20	$11,288	$11,720
04/20	$12,441	$12,562
05/20	$12,659	$12,356
06/20	$13,842	$13,591
07/20	$15,847	$15,604
08/20	$16,755	$16,250
09/20	$16,400	$15,469
10/20	$17,212	$16,013
11/20	$17,973	$17,109
12/20	$20,382	$18,181
01/21	$21,134	$18,848
02/21	$20,403	$18,706
03/21	$19,352	$17,540
04/21	$20,166	$18,248
05/21	$21,602	$19,402
06/21	$20,655	$19,054
07/21	$18,256	$18,083
08/21	$17,345	$18,280
09/21	$18,529	$18,287
10/21	$19,440	$18,681
11/21	$18,611	$18,773
12/21	$19,061	$18,914
01/22	$17,687	$17,245
02/22	$17,602	$17,719
03/22	$15,685	$16,135
04/22	$14,338	$14,481
05/22	$14,655	$14,889
06/22	$16,472	$16,385
07/22	$14,950	$15,386
08/22	$14,380	$14,680
09/22	$13,307	$13,267
10/22	$12,013	$12,183
11/22	$14,037	$13,519
12/22	$14,723	$13,763
01/23	$16,192	$15,193
02/23	$15,014	$14,586
03/23	$14,803	$14,598
04/23	$14,126	$14,295
05/23	$12,679	$13,246
06/23	$12,631	$13,156
07/23	$13,545	$13,901
08/23	$12,230	$12,780
09/23	$11,812	$12,548
10/23	$11,348	$12,171
11/23	$11,358	$12,313
12/23	$11,009	$12,159
01/24	$9,710	$10,926
02/24	$10,670	$12,105
03/24	$10,553	$12,076
04/24	$10,946	$12,327
05/24	$10,717	$12,208
06/24	$10,177	$11,763
07/24	$10,182	$11,837
08/24	$10,118	$11,610
09/24	$12,457	$14,289
10/24	$11,900	$13,893

Average Annual Total Returns for the Period Ended October 31, 2024 (%)

AATR	1 Year	5 Years	10 Years
Class A without sales load	4.87%	(0.92%)	2.36%
Class A with sales load - 5.75%	(1.16%)	(2.08%)	1.75%
MSCI China A (Onshore) Index (Net TR)	14.15%	2.80%	3.07%

THE FUND'S PAST PERFORMANCE IS NOT A GOOD PREDICTOR OF THE FUND'S FUTURE PERFORMANCE.

Fund performance data shown above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Key Fund Statistics as of October 31, 2024

Total Net Assets	$19,502,737
Total Number of Portfolio Holdings	48
Portfolio Turnover Rate	61%
Total Advisory Fees Paid	$0

abrdn China A Share Equity Fund

(GOPAX)

Class A

What did the Fund invest in?

The tables below show the investment makeup of the Fund as of October 31, 2024.

Sector Allocation (% of total net assets)

Industrials	26.3%
Financials	17.3%
Consumer Discretionary	16.3%
Consumer Staples	16.3%
Health Care	6.7%
Information Technology	5.9%
Exchange-Traded Funds	3.9%
Utilities	2.0%
Materials	1.9%
Other	3.4%

Ten Largest Holdings (% of total net assets)

Kweichow Moutai Co. Ltd., Class A	7.8%
Contemporary Amperex Technology Co. Ltd., Class A	7.3%
Fuyao Glass Industry Group Co. Ltd., Class A	4.7%
China Merchants Bank Co. Ltd., Class A	4.7%
KraneShares Bosera MSCI China A 50 Connect Index ETF	3.9%
Midea Group Co. Ltd., Class A	3.7%
Proya Cosmetics Co. Ltd., Class A	3.7%
Sungrow Power Supply Co. Ltd., Class A	3.6%
BYD Co. Ltd., Class A	3.5%
Inner Mongolia Yili Industrial Group Co. Ltd., Class A	3.1%

Availability of Additional Information

You can find additional information, including the Fund's prospectus, financial information, fund holdings, and proxy voting information at abrdn.com/us/literature or call 866-667-9231. The QR code can be used to access the Fund's prospectus, financial information and holdings.

abrdn China A Share Equity Fund

(GOPAX)

Class A

abrdn China A Share Equity Fund

Class C

GOPCX

Annual Shareholder Report - October 31, 2024

This annual shareholder report contains important information about the abrdn China A Share Equity Fund (the "Fund") for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at abrdn.com/us/literature. You can also request this information by contacting us at 866-667-9231.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Share Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
C	$204	2.00%

How did the fund perform last year and what affected its performance?

The following discussion compares the performance of the Fund to the MSCI China A (Onshore) Index (Net TR) (the “Index”) to show how the Fund’s performance measures against the returns of similar investments for the reporting period.

What contributed to performance?

The Fund's holdings in select consumer names were key contributors, as policy support via “trade-in” programs for new energy vehicles, consumer appliances and electronics, and resilient overseas demand boosted Fuyao Glass and Midea Group. Both companies also delivered solid earnings results. In the industrials sector, Contemporary Amperex Technology rose sharply due to solid results, a low valuation and the anticipated vehicle trade-in programs. Similarly, Sungrow Power was also boosted by the September 2024 Chinese stimulus announcements. Among our financial holdings, Citic Securities was helped by an improving market backdrop, and China Merchants Bank rebounded on growing signs of a recovery in market sentiment.

What detracted from performance?

Weakness in our IT holdings was the largest detractor, amid a challenging domestic macro backdrop. Maxscend Microelectronics lagged after disappointing earnings, and we exited our position owing to softer guidance and persistent demand weakness. Hundsun Technologies and Glodon were weighed down by concerns over slowing IT spending, as local government financing remained under pressure. Elsewhere, private eyecare hospital chain Aier Eye Hospital remained weak following last year’s de-rating, driven by the market’s misaligned growth expectations. Yifeng Pharmacy lagged amid an unsettling sector-wide regulatory investigation into drug price transparency. Spirits producer Kweichow Moutai was impacted by weakness in the wholesale price of its premium products and slower growth in shipments.

abrdn China A Share Equity Fund

(GOPCX)

Class C

Fund Performance

Total Return Based on $10,000 Investment

The following graph reflects a hypothetical $10,000 investment for the most recently completed 10 fiscal years as compared to a broad-based securities market index, which is also the performance benchmark.

	Class C with sales load	MSCI China A (Onshore) Index (Net TR)
10/14	$10,000	$10,267
11/14	$9,836	$11,285
12/14	$9,574	$13,526
01/15	$9,569	$13,261
02/15	$9,769	$13,823
03/15	$9,877	$16,058
04/15	$10,837	$18,793
05/15	$10,750	$19,705
06/15	$10,262	$18,104
07/15	$9,821	$15,486
08/15	$8,907	$13,246
09/15	$8,540	$12,563
10/15	$8,982	$14,079
11/15	$8,701	$14,086
12/15	$8,790	$14,483
01/16	$7,952	$10,882
02/16	$7,843	$10,709
03/16	$8,446	$12,209
04/16	$8,608	$11,891
05/16	$8,514	$11,677
06/16	$8,399	$11,747
07/16	$8,774	$11,954
08/16	$9,050	$12,380
09/16	$9,201	$12,130
10/16	$9,180	$12,222
11/16	$9,092	$12,558
12/16	$8,774	$11,716
01/17	$9,362	$11,988
02/17	$9,539	$12,299
03/17	$9,981	$12,214
04/17	$10,127	$12,020
05/17	$10,393	$12,027
06/17	$10,627	$12,801
07/17	$10,684	$13,245
08/17	$10,783	$13,813
09/17	$10,887	$13,877
10/17	$11,236	$14,280
11/17	$11,496	$13,891
12/17	$11,725	$14,092
01/18	$12,669	$15,124
02/18	$12,210	$14,129
03/18	$12,147	$13,838
04/18	$12,007	$13,069
05/18	$12,351	$12,885
06/18	$11,856	$11,497
07/18	$11,694	$11,212
08/18	$11,329	$10,490
09/18	$11,324	$10,687
10/18	$9,964	$9,604
11/18	$10,610	$9,799
12/18	$10,235	$9,443
01/19	$11,100	$10,261
02/19	$11,642	$11,835
03/19	$12,189	$12,561
04/19	$12,523	$12,589
05/19	$11,564	$11,464
06/19	$12,653	$12,114
07/19	$12,476	$12,174
08/19	$12,408	$11,683
09/19	$12,455	$11,765
10/19	$12,778	$12,099
11/19	$12,528	$11,981
12/19	$13,341	$12,982
01/20	$12,453	$12,946
02/20	$12,791	$12,770
03/20	$11,538	$11,720
04/20	$12,715	$12,562
05/20	$12,927	$12,356
06/20	$14,125	$13,591
07/20	$16,161	$15,604
08/20	$17,076	$16,250
09/20	$16,711	$15,469
10/20	$17,523	$16,013
11/20	$18,296	$17,109
12/20	$20,733	$18,181
01/21	$21,490	$18,848
02/21	$20,733	$18,706
03/21	$19,655	$17,540
04/21	$20,473	$18,248
05/21	$21,910	$19,402
06/21	$20,943	$19,054
07/21	$18,494	$18,083
08/21	$17,566	$18,280
09/21	$18,754	$18,287
10/21	$19,666	$18,681
11/21	$18,821	$18,773
12/21	$19,264	$18,914
01/22	$17,867	$17,245
02/22	$17,770	$17,719
03/22	$15,827	$16,135
04/22	$14,458	$14,481
05/22	$14,771	$14,889
06/22	$16,594	$16,385
07/22	$15,055	$15,386
08/22	$14,464	$14,680
09/22	$13,379	$13,267
10/22	$12,072	$12,183
11/22	$14,100	$13,519
12/22	$14,782	$13,763
01/23	$16,248	$15,193
02/23	$15,060	$14,586
03/23	$14,839	$14,598
04/23	$14,151	$14,295
05/23	$12,691	$13,246
06/23	$12,640	$13,156
07/23	$13,549	$13,901
08/23	$12,225	$12,780
09/23	$11,799	$12,548
10/23	$11,334	$12,171
11/23	$11,334	$12,313
12/23	$10,981	$12,159
01/24	$9,680	$10,926
02/24	$10,629	$12,105
03/24	$10,510	$12,076
04/24	$10,896	$12,327
05/24	$10,663	$12,208
06/24	$10,123	$11,763
07/24	$10,118	$11,837
08/24	$10,055	$11,610
09/24	$12,373	$14,289
10/24	$11,811	$13,893

Average Annual Total Returns for the Period Ended October 31, 2024 (%)

AATR	1 Year	5 Years	10 Years
Class C without sales load	4.21%	(1.56%)	1.68%
Class C with sales load - 1.00%	3.21%	(1.56%)	1.68%
MSCI China A (Onshore) Index (Net TR)	14.15%	2.80%	3.07%

THE FUND'S PAST PERFORMANCE IS NOT A GOOD PREDICTOR OF THE FUND'S FUTURE PERFORMANCE.

Fund performance data shown above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Key Fund Statistics as of October 31, 2024

Total Net Assets	$19,502,737
Total Number of Portfolio Holdings	48
Portfolio Turnover Rate	61%
Total Advisory Fees Paid	$0

abrdn China A Share Equity Fund

(GOPCX)

Class C

What did the Fund invest in?

The tables below show the investment makeup of the Fund as of October 31, 2024.

Sector Allocation (% of total net assets)

Industrials	26.3%
Financials	17.3%
Consumer Discretionary	16.3%
Consumer Staples	16.3%
Health Care	6.7%
Information Technology	5.9%
Exchange-Traded Funds	3.9%
Utilities	2.0%
Materials	1.9%
Other	3.4%

Ten Largest Holdings (% of total net assets)

Kweichow Moutai Co. Ltd., Class A	7.8%
Contemporary Amperex Technology Co. Ltd., Class A	7.3%
Fuyao Glass Industry Group Co. Ltd., Class A	4.7%
China Merchants Bank Co. Ltd., Class A	4.7%
KraneShares Bosera MSCI China A 50 Connect Index ETF	3.9%
Midea Group Co. Ltd., Class A	3.7%
Proya Cosmetics Co. Ltd., Class A	3.7%
Sungrow Power Supply Co. Ltd., Class A	3.6%
BYD Co. Ltd., Class A	3.5%
Inner Mongolia Yili Industrial Group Co. Ltd., Class A	3.1%

Availability of Additional Information

You can find additional information, including the Fund's prospectus, financial information, fund holdings, and proxy voting information at abrdn.com/us/literature or call 866-667-9231. The QR code can be used to access the Fund's prospectus, financial information and holdings.

abrdn China A Share Equity Fund

(GOPCX)

Class C

abrdn China A Share Equity Fund

Class R

GOPRX

Annual Shareholder Report - October 31, 2024

This annual shareholder report contains important information about the abrdn China A Share Equity Fund (the "Fund") for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at abrdn.com/us/literature. You can also request this information by contacting us at 866-667-9231.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Share Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
R	$168	1.64%

How did the fund perform last year and what affected its performance?

The following discussion compares the performance of the Fund to the MSCI China A (Onshore) Index (Net TR) (the “Index”) to show how the Fund’s performance measures against the returns of similar investments for the reporting period.

What contributed to performance?

The Fund's holdings in select consumer names were key contributors, as policy support via “trade-in” programs for new energy vehicles, consumer appliances and electronics, and resilient overseas demand boosted Fuyao Glass and Midea Group. Both companies also delivered solid earnings results. In the industrials sector, Contemporary Amperex Technology rose sharply due to solid results, a low valuation and the anticipated vehicle trade-in programs. Similarly, Sungrow Power was also boosted by the September 2024 Chinese stimulus announcements. Among our financial holdings, Citic Securities was helped by an improving market backdrop, and China Merchants Bank rebounded on growing signs of a recovery in market sentiment.

What detracted from performance?

Weakness in our IT holdings was the largest detractor, amid a challenging domestic macro backdrop. Maxscend Microelectronics lagged after disappointing earnings, and we exited our position owing to softer guidance and persistent demand weakness. Hundsun Technologies and Glodon were weighed down by concerns over slowing IT spending, as local government financing remained under pressure. Elsewhere, private eyecare hospital chain Aier Eye Hospital remained weak following last year’s de-rating, driven by the market’s misaligned growth expectations. Yifeng Pharmacy lagged amid an unsettling sector-wide regulatory investigation into drug price transparency. Spirits producer Kweichow Moutai was impacted by weakness in the wholesale price of its premium products and slower growth in shipments.

abrdn China A Share Equity Fund

(GOPRX)

Class R

Fund Performance

Total Return Based on $10,000 Investment

The following graph reflects a hypothetical $10,000 investment for the most recently completed 10 fiscal years as compared to a broad-based securities market index, which is also the performance benchmark.

	Class R	MSCI China A (Onshore) Index (Net TR)
10/14	$10,000	$10,267
11/14	$9,839	$11,285
12/14	$9,578	$13,526
01/15	$9,578	$13,261
02/15	$9,784	$13,823
03/15	$9,890	$16,058
04/15	$10,855	$18,793
05/15	$10,770	$19,705
06/15	$10,287	$18,104
07/15	$9,845	$15,486
08/15	$8,935	$13,246
09/15	$8,568	$12,563
10/15	$9,017	$14,079
11/15	$8,731	$14,086
12/15	$8,823	$14,483
01/16	$7,987	$10,882
02/16	$7,875	$10,709
03/16	$8,481	$12,209
04/16	$8,650	$11,891
05/16	$8,558	$11,677
06/16	$8,446	$11,747
07/16	$8,828	$11,954
08/16	$9,104	$12,380
09/16	$9,262	$12,130
10/16	$9,246	$12,222
11/16	$9,160	$12,558
12/16	$8,837	$11,716
01/17	$9,434	$11,988
02/17	$9,619	$12,299
03/17	$10,061	$12,214
04/17	$10,210	$12,020
05/17	$10,483	$12,027
06/17	$10,725	$12,801
07/17	$10,781	$13,245
08/17	$10,884	$13,813
09/17	$10,992	$13,877
10/17	$11,352	$14,280
11/17	$11,614	$13,891
12/17	$11,847	$14,092
01/18	$12,811	$15,124
02/18	$12,344	$14,129
03/18	$12,292	$13,838
04/18	$12,152	$13,069
05/18	$12,505	$12,885
06/18	$12,002	$11,497
07/18	$11,847	$11,212
08/18	$11,479	$10,490
09/18	$11,474	$10,687
10/18	$10,095	$9,604
11/18	$10,753	$9,799
12/18	$10,375	$9,443
01/19	$11,261	$10,261
02/19	$11,810	$11,835
03/19	$12,370	$12,561
04/19	$12,712	$12,589
05/19	$11,743	$11,464
06/19	$12,857	$12,114
07/19	$12,681	$12,174
08/19	$12,614	$11,683
09/19	$12,665	$11,765
10/19	$12,997	$12,099
11/19	$12,743	$11,981
12/19	$13,577	$12,982
01/20	$12,674	$12,946
02/20	$13,026	$12,770
03/20	$11,754	$11,720
04/20	$12,955	$12,562
05/20	$13,177	$12,356
06/20	$14,400	$13,591
07/20	$16,482	$15,604
08/20	$17,423	$16,250
09/20	$17,050	$15,469
10/20	$17,894	$16,013
11/20	$18,684	$17,109
12/20	$21,181	$18,181
01/21	$21,960	$18,848
02/21	$21,191	$18,706
03/21	$20,099	$17,540
04/21	$20,939	$18,248
05/21	$22,421	$19,402
06/21	$21,433	$19,054
07/21	$18,936	$18,083
08/21	$17,986	$18,280
09/21	$19,210	$18,287
10/21	$20,149	$18,681
11/21	$19,287	$18,773
12/21	$19,744	$18,914
01/22	$18,318	$17,245
02/22	$18,228	$17,719
03/22	$16,238	$16,135
04/22	$14,840	$14,481
05/22	$15,162	$14,889
06/22	$17,039	$16,385
07/22	$15,460	$15,386
08/22	$14,863	$14,680
09/22	$13,753	$13,267
10/22	$12,417	$12,183
11/22	$14,502	$13,519
12/22	$15,212	$13,763
01/23	$16,723	$15,193
02/23	$15,505	$14,586
03/23	$15,280	$14,598
04/23	$14,581	$14,295
05/23	$13,082	$13,246
06/23	$13,031	$13,156
07/23	$13,967	$13,901
08/23	$12,608	$12,780
09/23	$12,174	$12,548
10/23	$11,695	$12,171
11/23	$11,701	$12,313
12/23	$11,340	$12,159
01/24	$9,999	$10,926
02/24	$10,985	$12,105
03/24	$10,861	$12,076
04/24	$11,261	$12,327
05/24	$11,030	$12,208
06/24	$10,467	$11,763
07/24	$10,472	$11,837
08/24	$10,405	$11,610
09/24	$12,806	$14,289
10/24	$12,231	$13,893

Average Annual Total Returns for the Period Ended October 31, 2024 (%)

AATR	1 Year	5 Years	10 Years
Class R	4.58%	(1.21%)	2.03%
MSCI China A (Onshore) Index (Net TR)	14.15%	2.80%	3.07%

THE FUND'S PAST PERFORMANCE IS NOT A GOOD PREDICTOR OF THE FUND'S FUTURE PERFORMANCE.

Fund performance data shown above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Key Fund Statistics as of October 31, 2024

Total Net Assets	$19,502,737
Total Number of Portfolio Holdings	48
Portfolio Turnover Rate	61%
Total Advisory Fees Paid	$0

abrdn China A Share Equity Fund

(GOPRX)

Class R

What did the Fund invest in?

The tables below show the investment makeup of the Fund as of October 31, 2024.

Sector Allocation (% of total net assets)

Industrials	26.3%
Financials	17.3%
Consumer Discretionary	16.3%
Consumer Staples	16.3%
Health Care	6.7%
Information Technology	5.9%
Exchange-Traded Funds	3.9%
Utilities	2.0%
Materials	1.9%
Other	3.4%

Ten Largest Holdings (% of total net assets)

Kweichow Moutai Co. Ltd., Class A	7.8%
Contemporary Amperex Technology Co. Ltd., Class A	7.3%
Fuyao Glass Industry Group Co. Ltd., Class A	4.7%
China Merchants Bank Co. Ltd., Class A	4.7%
KraneShares Bosera MSCI China A 50 Connect Index ETF	3.9%
Midea Group Co. Ltd., Class A	3.7%
Proya Cosmetics Co. Ltd., Class A	3.7%
Sungrow Power Supply Co. Ltd., Class A	3.6%
BYD Co. Ltd., Class A	3.5%
Inner Mongolia Yili Industrial Group Co. Ltd., Class A	3.1%

Availability of Additional Information

You can find additional information, including the Fund's prospectus, financial information, fund holdings, and proxy voting information at abrdn.com/us/literature or call 866-667-9231. The QR code can be used to access the Fund's prospectus, financial information and holdings.

abrdn China A Share Equity Fund

(GOPRX)

Class R

abrdn China A Share Equity Fund

Institutional Class

GOPIX

Annual Shareholder Report - October 31, 2024

This annual shareholder report contains important information about the abrdn China A Share Equity Fund (the "Fund") for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at abrdn.com/us/literature. You can also request this information by contacting us at 866-667-9231.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Share Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Institutional	$103	1.00%

How did the fund perform last year and what affected its performance?

The following discussion compares the performance of the Fund to the MSCI China A (Onshore) Index (Net TR) (the “Index”) to show how the Fund’s performance measures against the returns of similar investments for the reporting period.

What contributed to performance?

The Fund's holdings in select consumer names were key contributors, as policy support via “trade-in” programs for new energy vehicles, consumer appliances and electronics, and resilient overseas demand boosted Fuyao Glass and Midea Group. Both companies also delivered solid earnings results. In the industrials sector, Contemporary Amperex Technology rose sharply due to solid results, a low valuation and the anticipated vehicle trade-in programs. Similarly, Sungrow Power was also boosted by the September 2024 Chinese stimulus announcements. Among our financial holdings, Citic Securities was helped by an improving market backdrop, and China Merchants Bank rebounded on growing signs of a recovery in market sentiment.

What detracted from performance?

Weakness in our IT holdings was the largest detractor, amid a challenging domestic macro backdrop. Maxscend Microelectronics lagged after disappointing earnings, and we exited our position owing to softer guidance and persistent demand weakness. Hundsun Technologies and Glodon were weighed down by concerns over slowing IT spending, as local government financing remained under pressure. Elsewhere, private eyecare hospital chain Aier Eye Hospital remained weak following last year’s de-rating, driven by the market’s misaligned growth expectations. Yifeng Pharmacy lagged amid an unsettling sector-wide regulatory investigation into drug price transparency. Spirits producer Kweichow Moutai was impacted by weakness in the wholesale price of its premium products and slower growth in shipments.

abrdn China A Share Equity Fund

(GOPIX)

Institutional Class

Fund Performance

Total Return Based on $1,000,000 Investment

The following graph reflects a hypothetical $1,000,000 investment for the most recently completed 10 fiscal years as compared to a broad-based securities market index, which is also the performance benchmark.

	Institutional Class	MSCI China A (Onshore) Index (Net TR)
10/14	$1,000,000	$1,000,000
11/14	$983,728	$1,099,072
12/14	$958,476	$1,317,317
01/15	$958,970	$1,291,529
02/15	$979,732	$1,346,276
03/15	$991,101	$1,563,929
04/15	$1,088,481	$1,830,386
05/15	$1,080,572	$1,919,169
06/15	$1,032,487	$1,763,219
07/15	$988,826	$1,508,250
08/15	$897,535	$1,290,124
09/15	$861,910	$1,223,543
10/15	$907,273	$1,371,212
11/15	$879,047	$1,371,888
12/15	$889,128	$1,410,541
01/16	$804,953	$1,059,859
02/16	$794,368	$1,043,028
03/16	$856,365	$1,189,068
04/16	$873,503	$1,158,156
05/16	$864,430	$1,137,283
06/16	$853,845	$1,144,134
07/16	$892,656	$1,164,284
08/16	$921,387	$1,205,761
09/16	$937,516	$1,181,374
10/16	$936,508	$1,190,371
11/16	$927,939	$1,223,098
12/16	$896,019	$1,141,056
01/17	$956,844	$1,167,529
02/17	$976,267	$1,197,845
03/17	$1,022,269	$1,189,543
04/17	$1,037,603	$1,170,673
05/17	$1,066,227	$1,171,403
06/17	$1,091,273	$1,246,793
07/17	$1,097,917	$1,290,025
08/17	$1,108,651	$1,345,289
09/17	$1,120,407	$1,351,548
10/17	$1,157,720	$1,390,823
11/17	$1,185,832	$1,352,878
12/17	$1,210,024	$1,372,471
01/18	$1,308,875	$1,472,955
02/18	$1,262,296	$1,376,087
03/18	$1,257,121	$1,347,734
04/18	$1,243,147	$1,272,814
05/18	$1,279,893	$1,254,919
06/18	$1,229,691	$1,119,726
07/18	$1,214,164	$1,092,005
08/18	$1,176,901	$1,021,691
09/18	$1,177,419	$1,040,842
10/18	$1,036,646	$935,372
11/18	$1,104,962	$954,403
12/18	$1,066,437	$919,704
01/19	$1,157,905	$999,361
02/19	$1,215,592	$1,152,687
03/19	$1,273,799	$1,223,379
04/19	$1,309,659	$1,226,098
05/19	$1,210,395	$1,116,545
06/19	$1,325,770	$1,179,819
07/19	$1,308,100	$1,185,646
08/19	$1,302,383	$1,137,907
09/19	$1,308,620	$1,145,890
10/19	$1,343,440	$1,178,410
11/19	$1,317,974	$1,166,840
12/19	$1,404,920	$1,264,425
01/20	$1,312,020	$1,260,832
02/20	$1,349,506	$1,243,733
03/20	$1,218,032	$1,141,481
04/20	$1,343,530	$1,223,522
05/20	$1,366,891	$1,203,401
06/20	$1,495,105	$1,323,651
07/20	$1,712,416	$1,519,793
08/20	$1,810,750	$1,582,620
09/20	$1,773,264	$1,506,584
10/20	$1,861,275	$1,559,628
11/20	$1,944,397	$1,666,329
12/20	$2,205,334	$1,770,692
01/21	$2,287,524	$1,835,729
02/21	$2,208,644	$1,821,878
03/21	$2,095,564	$1,708,314
04/21	$2,184,925	$1,777,268
05/21	$2,340,479	$1,889,697
06/21	$2,238,431	$1,855,754
07/21	$1,979,174	$1,761,144
08/21	$1,880,988	$1,780,406
09/21	$2,010,065	$1,781,095
10/21	$2,109,354	$1,819,416
11/21	$2,020,545	$1,828,394
12/21	$2,069,601	$1,842,097
01/22	$1,921,247	$1,679,587
02/22	$1,912,187	$1,725,766
03/22	$1,704,943	$1,571,457
04/22	$1,558,854	$1,410,404
05/22	$1,593,961	$1,450,158
06/22	$1,791,578	$1,595,843
07/22	$1,626,803	$1,498,549
08/22	$1,564,516	$1,429,708
09/22	$1,448,438	$1,292,167
10/22	$1,308,010	$1,186,602
11/22	$1,528,843	$1,316,710
12/22	$1,604,719	$1,340,416
01/23	$1,764,965	$1,479,763
02/23	$1,636,995	$1,420,582
03/23	$1,614,345	$1,421,769
04/23	$1,541,301	$1,392,301
05/23	$1,383,320	$1,290,122
06/23	$1,378,790	$1,281,297
07/23	$1,479,014	$1,353,884
08/23	$1,335,756	$1,244,749
09/23	$1,290,457	$1,222,071
10/23	$1,240,062	$1,185,347
11/23	$1,241,761	$1,199,267
12/23	$1,203,906	$1,184,229
01/24	$1,062,337	$1,064,090
02/24	$1,167,372	$1,178,946
03/24	$1,155,384	$1,176,173
04/24	$1,198,768	$1,200,551
05/24	$1,174,222	$1,188,949
06/24	$1,115,425	$1,145,629
07/24	$1,115,996	$1,152,909
08/24	$1,109,717	$1,130,775
09/24	$1,366,596	$1,391,692
10/24	$1,305,516	$1,353,124

Average Annual Total Returns for the Period Ended October 31, 2024 (%)

AATR	1 Year	5 Years	10 Years
Institutional Class	5.28%	(0.57%)	2.70%
MSCI China A (Onshore) Index (Net TR)	14.15%	2.80%	3.07%

THE FUND'S PAST PERFORMANCE IS NOT A GOOD PREDICTOR OF THE FUND'S FUTURE PERFORMANCE.

Fund performance data shown above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Key Fund Statistics as of October 31, 2024

Total Net Assets	$19,502,737
Total Number of Portfolio Holdings	48
Portfolio Turnover Rate	61%
Total Advisory Fees Paid	$0

abrdn China A Share Equity Fund

(GOPIX)

Institutional Class

What did the Fund invest in?

The tables below show the investment makeup of the Fund as of October 31, 2024.

Sector Allocation (% of total net assets)

Industrials	26.3%
Financials	17.3%
Consumer Discretionary	16.3%
Consumer Staples	16.3%
Health Care	6.7%
Information Technology	5.9%
Exchange-Traded Funds	3.9%
Utilities	2.0%
Materials	1.9%
Other	3.4%

Ten Largest Holdings (% of total net assets)

Kweichow Moutai Co. Ltd., Class A	7.8%
Contemporary Amperex Technology Co. Ltd., Class A	7.3%
Fuyao Glass Industry Group Co. Ltd., Class A	4.7%
China Merchants Bank Co. Ltd., Class A	4.7%
KraneShares Bosera MSCI China A 50 Connect Index ETF	3.9%
Midea Group Co. Ltd., Class A	3.7%
Proya Cosmetics Co. Ltd., Class A	3.7%
Sungrow Power Supply Co. Ltd., Class A	3.6%
BYD Co. Ltd., Class A	3.5%
Inner Mongolia Yili Industrial Group Co. Ltd., Class A	3.1%

Availability of Additional Information

You can find additional information, including the Fund's prospectus, financial information, fund holdings, and proxy voting information at abrdn.com/us/literature or call 866-667-9231. The QR code can be used to access the Fund's prospectus, financial information and holdings.

abrdn China A Share Equity Fund

(GOPIX)

Institutional Class

abrdn China A Share Equity Fund

Institutional Service Class

GOPSX

Annual Shareholder Report - October 31, 2024

This annual shareholder report contains important information about the abrdn China A Share Equity Fund (the "Fund") for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at abrdn.com/us/literature. You can also request this information by contacting us at 866-667-9231.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Share Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Institutional Service	$112	1.09%

How did the fund perform last year and what affected its performance?

The following discussion compares the performance of the Fund to the MSCI China A (Onshore) Index (Net TR) (the “Index”) to show how the Fund’s performance measures against the returns of similar investments for the reporting period.

What contributed to performance?

The Fund's holdings in select consumer names were key contributors, as policy support via “trade-in” programs for new energy vehicles, consumer appliances and electronics, and resilient overseas demand boosted Fuyao Glass and Midea Group. Both companies also delivered solid earnings results. In the industrials sector, Contemporary Amperex Technology rose sharply due to solid results, a low valuation and the anticipated vehicle trade-in programs. Similarly, Sungrow Power was also boosted by the September 2024 Chinese stimulus announcements. Among our financial holdings, Citic Securities was helped by an improving market backdrop, and China Merchants Bank rebounded on growing signs of a recovery in market sentiment.

What detracted from performance?

Weakness in our IT holdings was the largest detractor, amid a challenging domestic macro backdrop. Maxscend Microelectronics lagged after disappointing earnings, and we exited our position owing to softer guidance and persistent demand weakness. Hundsun Technologies and Glodon were weighed down by concerns over slowing IT spending, as local government financing remained under pressure. Elsewhere, private eyecare hospital chain Aier Eye Hospital remained weak following last year’s de-rating, driven by the market’s misaligned growth expectations. Yifeng Pharmacy lagged amid an unsettling sector-wide regulatory investigation into drug price transparency. Spirits producer Kweichow Moutai was impacted by weakness in the wholesale price of its premium products and slower growth in shipments.

abrdn China A Share Equity Fund

(GOPSX)

Institutional Service Class

Fund Performance

Total Return Based on $1,000,000 Investment

The following graph reflects a hypothetical $1,000,000 investment for the most recently completed 10 fiscal years as compared to a broad-based securities market index, which is also the performance benchmark.

	Institutional Service Class	MSCI China A (Onshore) Index (Net TR)
10/14	$1,000,000	$1,000,000
11/14	$983,728	$1,099,072
12/14	$958,421	$1,317,317
01/15	$958,916	$1,291,529
02/15	$979,676	$1,346,276
03/15	$991,044	$1,563,929
04/15	$1,088,419	$1,830,386
05/15	$1,080,510	$1,919,169
06/15	$1,032,217	$1,763,219
07/15	$988,568	$1,508,250
08/15	$897,796	$1,290,124
09/15	$861,677	$1,223,543
10/15	$907,028	$1,371,212
11/15	$878,810	$1,371,888
12/15	$888,888	$1,410,541
01/16	$804,736	$1,059,859
02/16	$794,657	$1,043,028
03/16	$856,134	$1,189,068
04/16	$873,267	$1,158,156
05/16	$864,196	$1,137,283
06/16	$853,110	$1,144,134
07/16	$891,407	$1,164,284
08/16	$919,626	$1,205,761
09/16	$936,255	$1,181,374
10/16	$934,743	$1,190,371
11/16	$926,177	$1,223,098
12/16	$894,426	$1,141,056
01/17	$955,177	$1,167,529
02/17	$974,066	$1,197,845
03/17	$1,020,013	$1,189,543
04/17	$1,035,328	$1,170,673
05/17	$1,063,917	$1,171,403
06/17	$1,088,422	$1,246,793
07/17	$1,095,059	$1,290,025
08/17	$1,105,780	$1,345,289
09/17	$1,117,521	$1,351,548
10/17	$1,154,789	$1,390,823
11/17	$1,182,357	$1,352,878
12/17	$1,206,420	$1,372,471
01/18	$1,305,146	$1,472,955
02/18	$1,258,109	$1,376,087
03/18	$1,252,940	$1,347,734
04/18	$1,239,501	$1,272,814
05/18	$1,275,683	$1,254,919
06/18	$1,225,545	$1,119,726
07/18	$1,210,038	$1,092,005
08/18	$1,172,822	$1,021,691
09/18	$1,173,339	$1,040,842
10/18	$1,032,745	$935,372
11/18	$1,100,974	$954,403
12/18	$1,062,816	$919,704
01/19	$1,153,722	$999,361
02/19	$1,210,862	$1,152,687
03/19	$1,268,523	$1,223,379
04/19	$1,304,365	$1,226,098
05/19	$1,205,668	$1,116,545
06/19	$1,319,949	$1,179,819
07/19	$1,302,807	$1,185,646
08/19	$1,296,573	$1,137,907
09/19	$1,302,288	$1,145,890
10/19	$1,337,611	$1,178,410
11/19	$1,311,638	$1,166,840
12/19	$1,398,330	$1,264,425
01/20	$1,306,084	$1,260,832
02/20	$1,342,440	$1,243,733
03/20	$1,212,211	$1,141,481
04/20	$1,336,471	$1,223,522
05/20	$1,359,804	$1,203,401
06/20	$1,487,319	$1,323,651
07/20	$1,703,281	$1,519,793
08/20	$1,800,953	$1,582,620
09/20	$1,763,512	$1,506,584
10/20	$1,850,874	$1,559,628
11/20	$1,933,352	$1,666,329
12/20	$2,192,836	$1,770,692
01/21	$2,274,337	$1,835,729
02/21	$2,195,589	$1,821,878
03/21	$2,083,249	$1,708,314
04/21	$2,171,359	$1,777,268
05/21	$2,326,102	$1,889,697
06/21	$2,224,225	$1,855,754
07/21	$1,966,503	$1,761,144
08/21	$1,869,032	$1,780,406
09/21	$1,996,791	$1,781,095
10/21	$2,095,364	$1,819,416
11/21	$2,006,703	$1,828,394
12/21	$2,055,718	$1,842,097
01/22	$1,907,629	$1,679,587
02/22	$1,899,151	$1,725,766
03/22	$1,692,844	$1,571,457
04/22	$1,547,582	$1,410,404
05/22	$1,582,060	$1,450,158
06/22	$1,778,193	$1,595,843
07/22	$1,614,278	$1,498,549
08/22	$1,552,669	$1,429,708
09/22	$1,437,363	$1,292,167
10/22	$1,297,753	$1,186,602
11/22	$1,517,060	$1,316,710
12/22	$1,591,669	$1,340,416
01/23	$1,750,497	$1,479,763
02/23	$1,623,322	$1,420,582
03/23	$1,600,713	$1,421,769
04/23	$1,528,364	$1,392,301
05/23	$1,371,797	$1,290,122
06/23	$1,366,710	$1,281,297
07/23	$1,466,190	$1,353,884
08/23	$1,324,318	$1,244,749
09/23	$1,279,101	$1,222,071
10/23	$1,229,361	$1,185,347
11/23	$1,230,491	$1,199,267
12/23	$1,192,679	$1,184,229
01/24	$1,052,498	$1,064,090
02/24	$1,156,779	$1,178,946
03/24	$1,144,812	$1,176,173
04/24	$1,187,550	$1,200,551
05/24	$1,163,047	$1,188,949
06/24	$1,104,354	$1,145,629
07/24	$1,104,923	$1,152,909
08/24	$1,099,225	$1,130,775
09/24	$1,353,374	$1,391,692
10/24	$1,292,971	$1,353,124

Average Annual Total Returns for the Period Ended October 31, 2024 (%)

AATR	1 Year	5 Years	10 Years
Institutional Service Class	5.17%	(0.68%)	2.60%
MSCI China A (Onshore) Index (Net TR)	14.15%	2.80%	3.07%

THE FUND'S PAST PERFORMANCE IS NOT A GOOD PREDICTOR OF THE FUND'S FUTURE PERFORMANCE.

Fund performance data shown above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Key Fund Statistics as of October 31, 2024

Total Net Assets	$19,502,737
Total Number of Portfolio Holdings	48
Portfolio Turnover Rate	61%
Total Advisory Fees Paid	$0

abrdn China A Share Equity Fund

(GOPSX)

Institutional Service Class

What did the Fund invest in?

The tables below show the investment makeup of the Fund as of October 31, 2024.

Sector Allocation (% of total net assets)

Industrials	26.3%
Financials	17.3%
Consumer Discretionary	16.3%
Consumer Staples	16.3%
Health Care	6.7%
Information Technology	5.9%
Exchange-Traded Funds	3.9%
Utilities	2.0%
Materials	1.9%
Other	3.4%

Ten Largest Holdings (% of total net assets)

Kweichow Moutai Co. Ltd., Class A	7.8%
Contemporary Amperex Technology Co. Ltd., Class A	7.3%
Fuyao Glass Industry Group Co. Ltd., Class A	4.7%
China Merchants Bank Co. Ltd., Class A	4.7%
KraneShares Bosera MSCI China A 50 Connect Index ETF	3.9%
Midea Group Co. Ltd., Class A	3.7%
Proya Cosmetics Co. Ltd., Class A	3.7%
Sungrow Power Supply Co. Ltd., Class A	3.6%
BYD Co. Ltd., Class A	3.5%
Inner Mongolia Yili Industrial Group Co. Ltd., Class A	3.1%

Availability of Additional Information

You can find additional information, including the Fund's prospectus, financial information, fund holdings, and proxy voting information at abrdn.com/us/literature or call 866-667-9231. The QR code can be used to access the Fund's prospectus, financial information and holdings.

abrdn China A Share Equity Fund

(GOPSX)

Institutional Service Class

abrdn Dynamic Dividend Fund

Class A

ADAVX

Annual Shareholder Report - October 31, 2024

This annual shareholder report contains important information about the abrdn Dynamic Dividend Fund (the "Fund") for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at abrdn.com/us/literature. You can also request this information by contacting us at 866-667-9231.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Share Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
A	$167	1.50%

How did the fund perform last year and what affected its performance?

The following discussion compares the performance of the Fund to the MSCI All Country World Index (Net TR) to show how the Fund’s performance measures against the returns of similar investments for the reporting period.

What contributed to performance?

Top individual contributors included Broadcom, Fidelity National Information Services (FIS) and Blackstone. Broadcom shares rose after the successful VMware acquisition, which is expected to enhance earnings. Confidence in the company’s AI further supported performance. FIS reported good results, leading to earnings upgrades for 2024 and 2025. An improved balance sheet structure has allowed for a significant share buyback program, providing additional support to the shares. Blackstone’s gains were driven by accelerated capital deployment, improved sentiment in commercial real estate markets, and expectations of U.S. interest rate cuts, all of which should support distributable earnings growth going forward.

What detracted from performance?

The largest detractors included the Fund’s lack of exposure to semiconductor designer NVIDIA, holdings in South Korean chemicals company LG Chem and performance of German power producer RWE. Not holding NVIDIA negatively affected relative returns, as its shares performed strongly due to excitement surrounding artificial intelligence (AI). Our holding in LG Chem also detracted. The slowdown in electric vehicle (EV) sales outside of China was keenly felt by the EV battery division, and the recovery in petrochemical earnings was slower than expected due to prolonged inventory destocking. Additionally, RWE underperformed as falling European gas prices drove power prices lower.

abrdn Dynamic Dividend Fund

(ADAVX)

Class A

Fund Performance

Total Return Based on $10,000 Investment

The following graph reflects a hypothetical $10,000 investment for the most recently completed 10 fiscal years as compared to a broad-based securities market index, which is also the performance benchmark.

	Class A with sales load	MSCI All Country World Index (Net TR)
10/14	$9,433	$10,070
11/14	$9,629	$10,239
12/14	$9,627	$10,041
01/15	$9,475	$9,884
02/15	$10,149	$10,435
03/15	$10,122	$10,273
04/15	$10,246	$10,571
05/15	$10,421	$10,557
06/15	$10,164	$10,309
07/15	$10,239	$10,398
08/15	$9,568	$9,685
09/15	$9,178	$9,334
10/15	$9,748	$10,067
11/15	$9,720	$9,984
12/15	$9,508	$9,804
01/16	$8,925	$9,213
02/16	$8,711	$9,149
03/16	$9,377	$9,827
04/16	$9,510	$9,972
05/16	$9,589	$9,985
06/16	$9,451	$9,924
07/16	$9,832	$10,352
08/16	$9,885	$10,387
09/16	$9,910	$10,451
10/16	$9,742	$10,273
11/16	$9,963	$10,351
12/16	$10,186	$10,575
01/17	$10,438	$10,864
02/17	$10,776	$11,169
03/17	$10,888	$11,305
04/17	$11,115	$11,482
05/17	$11,314	$11,735
06/17	$11,399	$11,789
07/17	$11,629	$12,118
08/17	$11,568	$12,164
09/17	$11,859	$12,399
10/17	$11,975	$12,657
11/17	$12,298	$12,902
12/17	$12,534	$13,110
01/18	$13,130	$13,850
02/18	$12,466	$13,268
03/18	$12,343	$12,984
04/18	$12,523	$13,108
05/18	$12,520	$13,124
06/18	$12,396	$13,053
07/18	$12,794	$13,447
08/18	$12,855	$13,552
09/18	$12,790	$13,611
10/18	$12,069	$12,591
11/18	$12,223	$12,776
12/18	$11,275	$11,876
01/19	$12,255	$12,813
02/19	$12,380	$13,156
03/19	$12,344	$13,322
04/19	$12,727	$13,771
05/19	$11,883	$12,955
06/19	$12,661	$13,803
07/19	$12,690	$13,843
08/19	$12,624	$13,515
09/19	$12,983	$13,799
10/19	$13,312	$14,177
11/19	$13,576	$14,523
12/19	$14,142	$15,034
01/20	$13,867	$14,868
02/20	$12,845	$13,667
03/20	$10,773	$11,822
04/20	$11,931	$13,089
05/20	$12,517	$13,658
06/20	$12,824	$14,094
07/20	$13,271	$14,840
08/20	$13,966	$15,748
09/20	$13,508	$15,240
10/20	$13,008	$14,870
11/20	$14,739	$16,703
12/20	$15,554	$17,478
01/21	$15,657	$17,399
02/21	$15,939	$17,802
03/21	$16,440	$18,277
04/21	$17,050	$19,076
05/21	$17,519	$19,373
06/21	$17,443	$19,628
07/21	$17,549	$19,764
08/21	$17,730	$20,258
09/21	$16,840	$19,422
10/21	$17,614	$20,413
11/21	$17,088	$19,921
12/21	$18,089	$20,718
01/22	$17,746	$19,701
02/22	$17,063	$19,192
03/22	$17,248	$19,608
04/22	$16,140	$18,038
05/22	$16,368	$18,059
06/22	$15,255	$16,537
07/22	$15,910	$17,692
08/22	$15,205	$17,040
09/22	$13,835	$15,409
10/22	$14,736	$16,339
11/22	$16,229	$17,606
12/22	$15,633	$16,913
01/23	$16,543	$18,126
02/23	$16,019	$17,606
03/23	$16,420	$18,149
04/23	$16,819	$18,410
05/23	$16,288	$18,213
06/23	$16,975	$19,270
07/23	$17,380	$19,976
08/23	$16,804	$19,418
09/23	$16,014	$18,615
10/23	$15,680	$18,055
11/23	$16,884	$19,721
12/23	$17,675	$20,669
01/24	$17,461	$20,790
02/24	$17,880	$21,682
03/24	$18,344	$22,363
04/24	$17,703	$21,625
05/24	$18,467	$22,503
06/24	$18,506	$23,004
07/24	$18,934	$23,375
08/24	$19,495	$23,969
09/24	$19,754	$24,526
10/24	$19,135	$23,975

Average Annual Total Returns for the Period Ended October 31, 2024 (%)

AATR	1 Year	5 Years	10 Years
Class A without sales load	22.03%	7.53%	7.33%
Class A with sales load - 5.75%	15.01%	6.28%	6.70%
MSCI All Country World Index (Net TR)	32.79%	11.08%	9.06%

THE FUND'S PAST PERFORMANCE IS NOT A GOOD PREDICTOR OF THE FUND'S FUTURE PERFORMANCE.

Fund performance data shown above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Key Fund Statistics as of October 31, 2024

Total Net Assets	$97,498,755
Total Number of Portfolio Holdings	88
Portfolio Turnover Rate	75%
Total Advisory Fees Paid	$816,717

abrdn Dynamic Dividend Fund

(ADAVX)

Class A

What did the Fund invest in?

The tables below show the investment makeup of the Fund as of October 31, 2024.

Sector Allocation (% of total net assets)

Information Technology	21.4%
Financials	18.0%
Health Care	11.8%
Consumer Discretionary	10.3%
Industrials	8.3%
Consumer Staples	8.1%
Utilities	5.8%
Energy	4.9%
Communication Services	4.2%
Materials	4.0%
Real Estate	2.6%
Other	0.6%

Ten Largest Holdings (% of total net assets)

Apple, Inc.	4.0%
Microsoft Corp.	3.6%
Broadcom, Inc.	2.6%
Alphabet, Inc., Class C	2.2%
Taiwan Semiconductor Manufacturing Co. Ltd.	1.9%
Goldman Sachs Group, Inc.	1.8%
JPMorgan Chase & Co.	1.7%
AbbVie, Inc.	1.6%
Cisco Systems, Inc.	1.5%
Lowe's Cos., Inc.	1.5%

Availability of Additional Information

You can find additional information, including the Fund's prospectus, financial information, fund holdings, and proxy voting information at abrdn.com/us/literature or call 866-667-9231. The QR code can be used to access the Fund's prospectus, financial information and holdings.

abrdn Dynamic Dividend Fund

(ADAVX)

Class A

abrdn Dynamic Dividend Fund

Institutional Class

ADVDX

Annual Shareholder Report - October 31, 2024

This annual shareholder report contains important information about the abrdn Dynamic Dividend Fund (the "Fund") for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at abrdn.com/us/literature. You can also request this information by contacting us at 866-667-9231.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Share Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Institutional	$139	1.25%

How did the fund perform last year and what affected its performance?

The following discussion compares the performance of the Fund to the MSCI All Country World Index (Net TR) to show how the Fund’s performance measures against the returns of similar investments for the reporting period.

What contributed to performance?

Top individual contributors included Broadcom, Fidelity National Information Services (FIS) and Blackstone. Broadcom shares rose after the successful VMware acquisition, which is expected to enhance earnings. Confidence in the company’s AI further supported performance. FIS reported good results, leading to earnings upgrades for 2024 and 2025. An improved balance sheet structure has allowed for a significant share buyback program, providing additional support to the shares. Blackstone’s gains were driven by accelerated capital deployment, improved sentiment in commercial real estate markets, and expectations of U.S. interest rate cuts, all of which should support distributable earnings growth going forward.

What detracted from performance?

The largest detractors included the Fund’s lack of exposure to semiconductor designer NVIDIA, holdings in South Korean chemicals company LG Chem and performance of German power producer RWE. Not holding NVIDIA negatively affected relative returns, as its shares performed strongly due to excitement surrounding artificial intelligence (AI). Our holding in LG Chem also detracted. The slowdown in electric vehicle (EV) sales outside of China was keenly felt by the EV battery division, and the recovery in petrochemical earnings was slower than expected due to prolonged inventory destocking. Additionally, RWE underperformed as falling European gas prices drove power prices lower.

abrdn Dynamic Dividend Fund

(ADVDX)

Institutional Class

Fund Performance

Total Return Based on $1,000,000 Investment

The following graph reflects a hypothetical $1,000,000 investment for the most recently completed 10 fiscal years as compared to a broad-based securities market index, which is also the performance benchmark.

	Institutional Class	MSCI All Country World Index (Net TR)
10/14	$1,000,000	$1,000,000
11/14	$1,020,888	$1,016,729
12/14	$1,020,888	$997,105
01/15	$1,005,060	$981,520
02/15	$1,074,009	$1,036,162
03/15	$1,074,009	$1,020,104
04/15	$1,087,400	$1,049,705
05/15	$1,106,241	$1,048,335
06/15	$1,076,489	$1,023,654
07/15	$1,087,363	$1,032,544
08/15	$1,013,597	$961,763
09/15	$972,394	$926,919
10/15	$1,035,931	$999,666
11/15	$1,033,154	$991,412
12/15	$1,010,815	$973,534
01/16	$949,043	$914,820
02/16	$926,447	$908,523
03/16	$997,493	$975,853
04/16	$1,011,784	$990,258
05/16	$1,020,407	$991,509
06/16	$1,003,063	$985,503
07/16	$1,046,675	$1,027,974
08/16	$1,049,598	$1,031,431
09/16	$1,052,539	$1,037,752
10/16	$1,037,756	$1,020,139
11/16	$1,058,570	$1,027,892
12/16	$1,085,483	$1,050,096
01/17	$1,112,545	$1,078,809
02/17	$1,148,824	$1,109,071
03/17	$1,160,980	$1,122,639
04/17	$1,185,422	$1,140,135
05/17	$1,203,848	$1,165,312
06/17	$1,216,196	$1,170,611
07/17	$1,241,016	$1,203,326
08/17	$1,234,780	$1,207,936
09/17	$1,266,119	$1,231,273
10/17	$1,278,717	$1,256,841
11/17	$1,313,534	$1,281,171
12/17	$1,338,978	$1,301,826
01/18	$1,402,891	$1,375,271
02/18	$1,335,475	$1,317,512
03/18	$1,319,346	$1,289,308
04/18	$1,342,037	$1,301,620
05/18	$1,338,748	$1,303,245
06/18	$1,325,656	$1,296,188
07/18	$1,368,499	$1,335,276
08/18	$1,375,224	$1,345,767
09/18	$1,368,596	$1,351,624
10/18	$1,291,702	$1,250,335
11/18	$1,308,512	$1,268,621
12/18	$1,210,768	$1,179,267
01/19	$1,312,603	$1,272,381
02/19	$1,326,223	$1,306,414
03/19	$1,322,725	$1,322,843
04/19	$1,364,060	$1,367,510
05/19	$1,273,862	$1,286,390
06/19	$1,357,578	$1,370,623
07/19	$1,361,059	$1,374,639
08/19	$1,354,214	$1,342,029
09/19	$1,393,019	$1,370,268
10/19	$1,428,645	$1,407,770
11/19	$1,457,253	$1,442,136
12/19	$1,518,322	$1,492,921
01/20	$1,489,184	$1,476,430
02/20	$1,379,670	$1,357,179
03/20	$1,157,367	$1,173,956
04/20	$1,282,045	$1,299,716
05/20	$1,345,242	$1,356,242
06/20	$1,378,575	$1,399,577
07/20	$1,430,718	$1,473,596
08/20	$1,502,013	$1,563,788
09/20	$1,452,978	$1,513,367
10/20	$1,403,345	$1,476,579
11/20	$1,589,827	$1,658,586
12/20	$1,674,102	$1,735,593
01/21	$1,685,466	$1,727,700
02/21	$1,716,118	$1,767,719
03/21	$1,774,277	$1,814,934
04/21	$1,840,407	$1,894,287
05/21	$1,887,362	$1,923,767
06/21	$1,879,631	$1,949,117
07/21	$1,891,503	$1,962,548
08/21	$1,911,338	$2,011,669
09/21	$1,815,782	$1,928,568
10/21	$1,899,638	$2,027,009
11/21	$1,843,260	$1,978,197
12/21	$1,951,726	$2,057,326
01/22	$1,919,164	$1,956,286
02/22	$1,841,716	$1,905,761
03/22	$1,862,152	$1,947,038
04/22	$1,742,799	$1,791,193
05/22	$1,767,861	$1,793,289
06/22	$1,647,966	$1,642,122
07/22	$1,719,094	$1,756,795
08/22	$1,643,340	$1,692,119
09/22	$1,495,601	$1,530,133
10/22	$1,593,325	$1,622,472
11/22	$1,755,082	$1,748,317
12/22	$1,690,985	$1,679,519
01/23	$1,789,823	$1,799,902
02/23	$1,737,859	$1,748,316
03/23	$1,777,264	$1,802,222
04/23	$1,820,866	$1,828,124
05/23	$1,763,710	$1,808,544
06/23	$1,838,459	$1,913,550
07/23	$1,882,674	$1,983,601
08/23	$1,820,688	$1,928,171
09/23	$1,739,989	$1,848,440
10/23	$1,699,676	$1,792,863
11/23	$1,835,041	$1,958,337
12/23	$1,916,664	$2,052,403
01/24	$1,893,901	$2,064,435
02/24	$1,939,713	$2,153,027
03/24	$1,990,470	$2,220,625
04/24	$1,921,286	$2,147,360
05/24	$2,009,334	$2,234,572
06/24	$2,013,952	$2,284,341
07/24	$2,056,148	$2,321,182
08/24	$2,122,256	$2,380,132
09/24	$2,146,038	$2,435,425
10/24	$2,079,232	$2,380,757

Average Annual Total Returns for the Period Ended October 31, 2024 (%)

AATR	1 Year	5 Years	10 Years
Institutional Class	22.33%	7.79%	7.59%
MSCI All Country World Index (Net TR)	32.79%	11.08%	9.06%

THE FUND'S PAST PERFORMANCE IS NOT A GOOD PREDICTOR OF THE FUND'S FUTURE PERFORMANCE.

Fund performance data shown above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Key Fund Statistics as of October 31, 2024

Total Net Assets	$97,498,755
Total Number of Portfolio Holdings	88
Portfolio Turnover Rate	75%
Total Advisory Fees Paid	$816,717

abrdn Dynamic Dividend Fund

(ADVDX)

Institutional Class

What did the Fund invest in?

The tables below show the investment makeup of the Fund as of October 31, 2024.

Sector Allocation (% of total net assets)

Information Technology	21.4%
Financials	18.0%
Health Care	11.8%
Consumer Discretionary	10.3%
Industrials	8.3%
Consumer Staples	8.1%
Utilities	5.8%
Energy	4.9%
Communication Services	4.2%
Materials	4.0%
Real Estate	2.6%
Other	0.6%

Ten Largest Holdings (% of total net assets)

Apple, Inc.	4.0%
Microsoft Corp.	3.6%
Broadcom, Inc.	2.6%
Alphabet, Inc., Class C	2.2%
Taiwan Semiconductor Manufacturing Co. Ltd.	1.9%
Goldman Sachs Group, Inc.	1.8%
JPMorgan Chase & Co.	1.7%
AbbVie, Inc.	1.6%
Cisco Systems, Inc.	1.5%
Lowe's Cos., Inc.	1.5%

Availability of Additional Information

You can find additional information, including the Fund's prospectus, financial information, fund holdings, and proxy voting information at abrdn.com/us/literature or call 866-667-9231. The QR code can be used to access the Fund's prospectus, financial information and holdings.

abrdn Dynamic Dividend Fund

(ADVDX)

Institutional Class

abrdn EM SMA Completion Fund

Institutional Class

ASEMX

Annual Shareholder Report - October 31, 2024

This annual shareholder report contains important information about the abrdn EM SMA Completion Fund (the "Fund") for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at abrdn.com/us/literature. You can also request this information by contacting us at 866-667-9231.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Share Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Institutional	$0	0.00%

How did the fund perform last year and what affected its performance?

The following discussion compares the performance of the Fund to the MSCI Emerging Markets Index (Net TR) (the “Index”) to show how the Fund’s performance measures against the returns of similar investments for the reporting period. The Fund is a “completion fund,” meaning that it is intended to be used as part of a broader investment program by certain separately managed account clients.

What contributed to performance? Taiwanese electronic test equipment maker Chroma ATE was the top stock contributor, benefitting from increased demand for system level testers due to the rising complexity of semiconductor chips. The company reported strong results and projected continued demand for semiconductor equipment tests into the fourth quarter and 2025. In South Korea, HD Korea Shipbuilding & Offshore Engineering outperformed on good results and improving order flows that included large containers, and favourable new vessel pricing. Finally, while Chinese equities dragged performance over the review period, China’s wide-ranging stimulus measures in September 2024 led to investors rotating from value names into growth and quality. Battery maker Contemporary Amperex Technology rallied as a result.

What detracted from performance? Non-exposure to Taiwanese chip maker Taiwan Semiconductor Manufacturing Co was the largest detractor. The company executed consistently well and reported strong results that exceeded market expectations. It also benefited from the broadening of the artificial intelligence (AI)-led tech sector rally beyond the US earlier in 2024. The tech rally subsequently faded in the final three months of the reporting period on global macro uncertainties and a September rotation into Chinese equities following the stimulus announcements.South Korea’s Samsung Electronics’ preferred shares lagged on uncertainty around its high bandwidth memory (HBM) product, designed to service high-end tech around AI. Within Latin America, pharmacy retailer Raia Drogasil underperformed, mostly driven by revisions in short-term earnings expectations. These consumer names also lagged likely due to changing views towards the interest rate environment.

abrdn EM SMA Completion Fund

(ASEMX)

Institutional Class

Fund Performance

Total Return Based on $1,000,000 Investment

The following graph reflects a hypothetical $1,000,000 investment for the life of the Fund as compared to a broad-based securities market index, which is also the performance benchmark.

	Institutional Class	MSCI Emerging Markets Index (Net TR)
01/27/23	$1,000,000	$1,000,000
01/31/23	$978,000	$1,232,752
02/28/23	$903,000	$1,152,818
03/31/23	$932,000	$1,187,733
04/30/23	$920,000	$1,174,273
05/31/23	$881,000	$1,154,550
06/30/23	$903,000	$1,198,388
07/31/23	$944,000	$1,272,989
08/31/23	$876,000	$1,194,573
09/30/23	$849,000	$1,163,322
10/31/23	$812,000	$1,118,131
11/30/23	$893,000	$1,207,615
12/31/23	$941,188	$1,254,826
01/31/24	$860,313	$1,196,560
02/29/24	$904,794	$1,253,483
03/31/24	$913,893	$1,284,544
04/30/24	$877,499	$1,290,291
05/31/24	$860,313	$1,297,579
06/30/24	$881,542	$1,348,760
07/31/24	$910,860	$1,352,774
08/31/24	$893,674	$1,374,615
09/30/24	$925,013	$1,466,405
10/31/24	$870,422	$1,401,190

Average Annual Total Returns for the Period Ended October 31, 2024 (%)

AATR	1 Year	Since Inception 1/27/23
Institutional Class	7.19%	(7.58%)
MSCI Emerging Markets Index (Net TR)	25.32%	7.59%

THE FUND'S PAST PERFORMANCE IS NOT A GOOD PREDICTOR OF THE FUND'S FUTURE PERFORMANCE.

Fund performance data shown above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Key Fund Statistics as of October 31, 2024

Total Net Assets	$341,440
Total Number of Portfolio Holdings	32
Portfolio Turnover Rate	47%
Total Advisory Fees Paid	$0

abrdn EM SMA Completion Fund

(ASEMX)

Institutional Class

What did the Fund invest in?

The tables below show the investment makeup of the Fund as of October 31, 2024.

Geographic Allocation (% of total net assets)

South Korea	22.5%
China	19.5%
India	18.1%
Taiwan	11.2%
Saudi Arabia	7.4%
Brazil	6.5%
United Arab Emirates	5.2%
Mexico	3.3%
Indonesia	2.4%
Poland	2.0%
Other	1.9%

Ten Largest Holdings (% of total net assets)

Samsung Electronics Co. Ltd.	11.9%
UltraTech Cement Ltd.	5.1%
Al Rajhi Bank	4.9%
SK Hynix, Inc.	4.6%
Contemporary Amperex Technology Co. Ltd., Class A	4.5%
Mahindra & Mahindra Ltd.	4.5%
Larsen & Toubro Ltd.	4.5%
ITC Ltd.	4.0%
Accton Technology Corp.	3.6%
MediaTek, Inc.	3.3%

Availability of Additional Information

You can find additional information, including the Fund's prospectus, financial information, fund holdings, and proxy voting information at abrdn.com/us/literature or call 866-667-9231. The QR code can be used to access the Fund's prospectus, financial information and holdings.

abrdn EM SMA Completion Fund

(ASEMX)

Institutional Class

abrdn Emerging Markets ex-China Fund

Class A

GLLAX

Annual Shareholder Report - October 31, 2024

This annual shareholder report contains important information about the abrdn Emerging Markets ex-China Fund (the "Fund") for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at abrdn.com/us/literature. You can also request this information by contacting us at 866-667-9231.

This report describes material changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Share Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
A	$152	1.38%

How did the fund perform last year and what affected its performance?

The following discussion compares the performance of the Fund to the MSCI Emerging Markets ex-China Index (Net TR) (the “Index”) to show how the Fund’s performance measures against the returns of similar investments for the reporting period.

What contributed to performance?

Taiwanese electronic test equipment maker Chroma ATE was the top stock contributor, benefitting from increased demand for system level testers due to the rising complexity of semiconductor chips. The company reported strong results and guidance for continued demand for semiconductor equipment tests into the fourth quarter and 2025. Israeli semiconductor equipment provider Nova was buoyed by solid results on sustained demand for its leading-edge metrology equipment. The Fund has since sold the stock due to geopolitical risks and as its valuation had become quite full. HD Korea Shipbuilding & Offshore Engineering outperformed on good earnings results and improving order flows that includes large containers, and favourable new vessel pricing. Power Grid Corporation of India was also a top contributor, with solid fundamentals, earnings visibility, and a robust pipeline of projects.

What detracted from performance?

From a stock perspective, Brazilian car rental company Localiza and pharmacy retailer Raia Drogasil were the top detractors. Their share prices corrected due to revisions in short-term earnings expectations and were impacted by changing market sentiment towards the interest rate environment. In Taiwan, we sold Hon Hai Precision Industry early into the fiscal year on concerns around near-term softness in Apple sales and a weakening outlook for electric vehicles. Hon Hai shares, however, re-rated later in the period, which cost us performance. Not holding SK Hynix earlier in the period was costly as its share price jumped on the back of growing demand for high-performance memory chips. The Fund’s core memory position in Samsung Electronics’ preferred shares lagged behind technology peers because of the uncertainty around its high bandwidth memory (HBM) product.

abrdn Emerging Markets ex-China Fund

(GLLAX)

Class A

Fund Performance

Total Return Based on $10,000 Investment

The following graph reflects a hypothetical $10,000 investment for the most recently completed 10 fiscal years as compared to a broad-based securities market index, which is also the performance benchmark.

	Class A with sales load	MSCI Emerging Markets ex-China Index (Net TR)
10/14	$9,427	$10,043
11/14	$9,352	$9,872
12/14	$9,072	$9,271
01/15	$8,942	$9,283
02/15	$9,304	$9,567
03/15	$9,032	$9,326
04/15	$9,353	$9,791
05/15	$9,217	$9,389
06/15	$8,899	$9,243
07/15	$8,816	$8,719
08/15	$8,194	$8,003
09/15	$7,823	$7,736
10/15	$8,404	$8,242
11/15	$8,217	$7,907
12/15	$7,956	$7,705
01/16	$7,671	$7,379
02/16	$7,630	$7,424
03/16	$8,198	$8,438
04/16	$8,282	$8,503
05/16	$8,261	$8,108
06/16	$8,504	$8,519
07/16	$8,691	$8,993
08/16	$8,733	$9,067
09/16	$8,733	$9,143
10/16	$8,566	$9,238
11/16	$8,413	$8,699
12/16	$8,539	$8,862
01/17	$8,909	$9,304
02/17	$9,056	$9,573
03/17	$9,244	$9,828
04/17	$9,426	$10,026
05/17	$9,747	$10,236
06/17	$9,782	$10,289
07/17	$9,964	$10,786
08/17	$9,957	$10,941
09/17	$10,118	$10,833
10/17	$10,244	$11,192
11/17	$10,397	$11,150
12/17	$10,589	$11,631
01/18	$11,177	$12,396
02/18	$10,567	$11,923
03/18	$10,475	$11,776
04/18	$10,437	$11,703
05/18	$10,261	$11,017
06/18	$10,223	$10,617
07/18	$10,643	$11,092
08/18	$10,460	$10,847
09/18	$10,391	$10,833
10/18	$9,734	$10,024
11/18	$9,941	$10,299
12/18	$9,353	$10,185
01/19	$9,954	$10,976
02/19	$10,171	$10,841
03/19	$10,363	$10,848
04/19	$10,697	$11,070
05/19	$10,071	$10,586
06/19	$10,689	$11,162
07/19	$10,622	$10,990
08/19	$10,380	$10,419
09/19	$10,555	$10,715
10/19	$10,739	$11,176
11/19	$11,098	$11,062
12/19	$11,539	$11,838
01/20	$11,264	$11,294
02/20	$10,557	$10,333
03/20	$9,187	$8,212
04/20	$10,083	$9,125
05/20	$10,505	$9,270
06/20	$10,798	$9,849
07/20	$11,264	$10,695
08/20	$11,824	$10,672
09/20	$11,626	$10,589
10/20	$11,384	$10,561
11/20	$12,634	$12,059
12/20	$13,341	$13,323
01/21	$13,177	$13,372
02/21	$13,487	$13,636
03/21	$13,677	$13,860
04/21	$14,469	$14,298
05/21	$14,719	$14,764
06/21	$14,866	$14,797
07/21	$15,349	$14,432
08/21	$15,642	$15,010
09/21	$14,754	$14,496
10/21	$15,659	$14,477
11/21	$15,211	$14,033
12/21	$16,011	$14,660
01/22	$15,019	$14,457
02/22	$14,499	$14,087
03/22	$14,344	$14,146
04/22	$13,102	$13,269
05/22	$13,352	$13,285
06/22	$11,743	$11,611
07/22	$12,466	$12,169
08/22	$12,360	$12,231
09/22	$11,252	$10,963
10/22	$11,926	$11,307
11/22	$12,938	$12,365
12/22	$12,287	$11,837
01/23	$13,247	$12,552
02/23	$12,586	$11,984
03/23	$13,085	$12,263
04/23	$13,284	$12,363
05/23	$13,409	$12,537
06/23	$14,007	$13,004
07/23	$14,406	$13,568
08/23	$13,820	$12,900
09/23	$13,359	$12,571
10/23	$12,811	$12,102
11/23	$14,032	$13,354
12/23	$14,866	$14,208
01/24	$14,327	$13,855
02/24	$14,866	$14,347
03/24	$15,367	$14,778
04/24	$15,016	$14,539
05/24	$15,191	$14,524
06/24	$15,793	$15,405
07/24	$16,143	$15,534
08/24	$16,106	$15,816
09/24	$16,030	$16,015
10/24	$15,404	$15,393

Average Annual Total Returns for the Period Ended October 31, 2024 (%)

AATR	1 Year	5 Years	10 Years
Class A without sales load	20.25%	7.48%	5.03%
Class A with sales load - 5.75%	13.30%	6.22%	4.42%
MSCI Emerging Markets ex-China Index (Net TR)	27.19%	6.61%	4.36%

THE FUND'S PAST PERFORMANCE IS NOT A GOOD PREDICTOR OF THE FUND'S FUTURE PERFORMANCE.

Fund performance data shown above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Key Fund Statistics as of October 31, 2024

Total Net Assets	$161,812,599
Total Number of Portfolio Holdings	73
Portfolio Turnover Rate	35%
Total Advisory Fees Paid	$364,926

abrdn Emerging Markets ex-China Fund

(GLLAX)

Class A

What did the Fund invest in?

The tables below show the investment makeup of the Fund as of October 31, 2024.

Geographic Allocation (% of total net assets)

India	25.2%
Taiwan	23.7%
South Korea	13.8%
Brazil	7.9%
Saudi Arabia	6.7%
Mexico	5.0%
United Arab Emirates	3.5%
Indonesia	3.2%
Kazakhstan	3.1%
United States	2.4%
Other	5.5%

Ten Largest Holdings (% of total net assets)

Taiwan Semiconductor Manufacturing Co. Ltd.	14.5%
Samsung Electronics Co. Ltd.	5.0%
ICICI Bank Ltd.	2.9%
Chroma ATE, Inc.	2.8%
Power Grid Corp. of India Ltd.	2.3%
ITC Ltd.	2.3%
Al Rajhi Bank	2.2%
Kaspi.KZ JSC	2.0%
SBI Life Insurance Co. Ltd.	2.0%
Shinhan Financial Group Co. Ltd.	2.0%

Material Fund Changes

Below is a summary of certain changes for the Fund since November 1, 2023. For more information, you may refer to the Fund's next prospectus, which we expect to be available by February 28, 2025 at abrdn.com/us/literature or upon request at 866-667-9231.

Effective February 29, 2024, the Fund's management fee changed from 0.90% on assets up to $500 million, 0.85% on assets of $500 million up to $2 billion and 0.80% on assets of $2 billion and more, to 0.80% on assets up to $500 million, 0.75% on assets of $500 million up to $2 billion and 0.70% on assets of $2 billion and more. The Fund's expense limitation changed from 1.10% to 0.99% for all share classes of the Fund.

Availability of Additional Information

You can find additional information, including the Fund's prospectus, financial information, fund holdings, and proxy voting information at abrdn.com/us/literature or call 866-667-9231. The QR code can be used to access the Fund's prospectus, financial information and holdings.

abrdn Emerging Markets ex-China Fund

(GLLAX)

Class A

abrdn Emerging Markets ex-China Fund

Class C

GLLCX

Annual Shareholder Report - October 31, 2024

This annual shareholder report contains important information about the abrdn Emerging Markets ex-China Fund (the "Fund") for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at abrdn.com/us/literature. You can also request this information by contacting us at 866-667-9231.

This report describes material changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Share Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
C	$221	2.01%

How did the fund perform last year and what affected its performance?

The following discussion compares the performance of the Fund to the MSCI Emerging Markets ex-China Index (Net TR) (the “Index”) to show how the Fund’s performance measures against the returns of similar investments for the reporting period.

What contributed to performance?

Taiwanese electronic test equipment maker Chroma ATE was the top stock contributor, benefitting from increased demand for system level testers due to the rising complexity of semiconductor chips. The company reported strong results and guidance for continued demand for semiconductor equipment tests into the fourth quarter and 2025. Israeli semiconductor equipment provider Nova was buoyed by solid results on sustained demand for its leading-edge metrology equipment. The Fund has since sold the stock due to geopolitical risks and as its valuation had become quite full. HD Korea Shipbuilding & Offshore Engineering outperformed on good earnings results and improving order flows that includes large containers, and favourable new vessel pricing. Power Grid Corporation of India was also a top contributor, with solid fundamentals, earnings visibility, and a robust pipeline of projects.

What detracted from performance?

From a stock perspective, Brazilian car rental company Localiza and pharmacy retailer Raia Drogasil were the top detractors. Their share prices corrected due to revisions in short-term earnings expectations and were impacted by changing market sentiment towards the interest rate environment. In Taiwan, we sold Hon Hai Precision Industry early into the fiscal year on concerns around near-term softness in Apple sales and a weakening outlook for electric vehicles. Hon Hai shares, however, re-rated later in the period, which cost us performance. Not holding SK Hynix earlier in the period was costly as its share price jumped on the back of growing demand for high-performance memory chips. The Fund’s core memory position in Samsung Electronics’ preferred shares lagged behind technology peers because of the uncertainty around its high bandwidth memory (HBM) product.

abrdn Emerging Markets ex-China Fund

(GLLCX)

Class C

Fund Performance

Total Return Based on $10,000 Investment

The following graph reflects a hypothetical $10,000 investment for the most recently completed 10 fiscal years as compared to a broad-based securities market index, which is also the performance benchmark.

	Class C with sales load	MSCI Emerging Markets ex-China Index (Net TR)
10/14	$10,000	$10,043
11/14	$9,916	$9,872
12/14	$9,610	$9,271
01/15	$9,473	$9,283
02/15	$9,846	$9,567
03/15	$9,557	$9,326
04/15	$9,892	$9,791
05/15	$9,739	$9,389
06/15	$9,400	$9,243
07/15	$9,307	$8,719
08/15	$8,646	$8,003
09/15	$8,249	$7,736
10/15	$8,857	$8,242
11/15	$8,649	$7,907
12/15	$8,374	$7,705
01/16	$8,074	$7,379
02/16	$8,027	$7,424
03/16	$8,612	$8,438
04/16	$8,697	$8,503
05/16	$8,674	$8,108
06/16	$8,920	$8,519
07/16	$9,113	$8,993
08/16	$9,151	$9,067
09/16	$9,151	$9,143
10/16	$8,966	$9,238
11/16	$8,805	$8,699
12/16	$8,932	$8,862
01/17	$9,319	$9,304
02/17	$9,458	$9,573
03/17	$9,659	$9,828
04/17	$9,837	$10,026
05/17	$10,169	$10,236
06/17	$10,200	$10,289
07/17	$10,386	$10,786
08/17	$10,370	$10,941
09/17	$10,533	$10,833
10/17	$10,657	$11,192
11/17	$10,811	$11,150
12/17	$11,004	$11,631
01/18	$11,611	$12,396
02/18	$10,970	$11,923
03/18	$10,869	$11,776
04/18	$10,818	$11,703
05/18	$10,632	$11,017
06/18	$10,590	$10,617
07/18	$11,021	$11,092
08/18	$10,818	$10,847
09/18	$10,751	$10,833
10/18	$10,067	$10,024
11/18	$10,270	$10,299
12/18	$9,654	$10,185
01/19	$10,271	$10,976
02/19	$10,492	$10,841
03/19	$10,685	$10,848
04/19	$11,026	$11,070
05/19	$10,372	$10,586
06/19	$10,999	$11,162
07/19	$10,934	$10,990
08/19	$10,667	$10,419
09/19	$10,851	$10,715
10/19	$11,035	$11,176
11/19	$11,385	$11,062
12/19	$11,832	$11,838
01/20	$11,548	$11,294
02/20	$10,819	$10,333
03/20	$9,409	$8,212
04/20	$10,327	$9,125
05/20	$10,743	$9,270
06/20	$11,037	$9,849
07/20	$11,510	$10,695
08/20	$12,078	$10,672
09/20	$11,860	$10,589
10/20	$11,614	$10,561
11/20	$12,882	$12,059
12/20	$13,592	$13,323
01/21	$13,422	$13,372
02/21	$13,734	$13,636
03/21	$13,914	$13,860
04/21	$14,709	$14,298
05/21	$14,955	$14,764
06/21	$15,097	$14,797
07/21	$15,571	$14,432
08/21	$15,864	$15,010
09/21	$14,965	$14,496
10/21	$15,874	$14,477
11/21	$15,400	$14,033
12/21	$16,214	$14,660
01/22	$15,198	$14,457
02/22	$14,653	$14,087
03/22	$14,493	$14,146
04/22	$13,243	$13,269
05/22	$13,488	$13,285
06/22	$11,853	$11,611
07/22	$12,569	$12,169
08/22	$12,452	$12,231
09/22	$11,329	$10,963
10/22	$12,013	$11,307
11/22	$13,018	$12,365
12/22	$12,345	$11,837
01/23	$13,320	$12,552
02/23	$12,642	$11,984
03/23	$13,136	$12,263
04/23	$13,334	$12,363
05/23	$13,447	$12,537
06/23	$14,040	$13,004
07/23	$14,436	$13,568
08/23	$13,828	$12,900
09/23	$13,376	$12,571
10/23	$12,811	$12,102
11/23	$14,026	$13,354
12/23	$14,859	$14,208
01/24	$14,308	$13,855
02/24	$14,845	$14,347
03/24	$15,325	$14,778
04/24	$14,972	$14,539
05/24	$15,142	$14,524
06/24	$15,721	$15,405
07/24	$16,060	$15,534
08/24	$16,032	$15,816
09/24	$15,933	$16,015
10/24	$15,311	$15,393

Average Annual Total Returns for the Period Ended October 31, 2024 (%)

AATR	1 Year	5 Years	10 Years
Class C without sales load	19.51%	6.77%	4.35%
Class C with sales load - 1.00%	18.51%	6.77%	4.35%
MSCI Emerging Markets ex-China Index (Net TR)	27.19%	6.61%	4.36%

THE FUND'S PAST PERFORMANCE IS NOT A GOOD PREDICTOR OF THE FUND'S FUTURE PERFORMANCE.

Fund performance data shown above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Key Fund Statistics as of October 31, 2024

Total Net Assets	$161,812,599
Total Number of Portfolio Holdings	73
Portfolio Turnover Rate	35%
Total Advisory Fees Paid	$364,926

abrdn Emerging Markets ex-China Fund

(GLLCX)

Class C

What did the Fund invest in?

The tables below show the investment makeup of the Fund as of October 31, 2024.

Geographic Allocation (% of total net assets)

India	25.2%
Taiwan	23.7%
South Korea	13.8%
Brazil	7.9%
Saudi Arabia	6.7%
Mexico	5.0%
United Arab Emirates	3.5%
Indonesia	3.2%
Kazakhstan	3.1%
United States	2.4%
Other	5.5%

Ten Largest Holdings (% of total net assets)

Taiwan Semiconductor Manufacturing Co. Ltd.	14.5%
Samsung Electronics Co. Ltd.	5.0%
ICICI Bank Ltd.	2.9%
Chroma ATE, Inc.	2.8%
Power Grid Corp. of India Ltd.	2.3%
ITC Ltd.	2.3%
Al Rajhi Bank	2.2%
Kaspi.KZ JSC	2.0%
SBI Life Insurance Co. Ltd.	2.0%
Shinhan Financial Group Co. Ltd.	2.0%

Material Fund Changes

Below is a summary of certain changes for the Fund since November 1, 2023. For more information, you may refer to the Fund's next prospectus, which we expect to be available by February 28, 2025 at abrdn.com/us/literature or upon request at 866-667-9231.

Effective February 29, 2024, the Fund's management fee changed from 0.90% on assets up to $500 million, 0.85% on assets of $500 million up to $2 billion and 0.80% on assets of $2 billion and more, to 0.80% on assets up to $500 million, 0.75% on assets of $500 million up to $2 billion and 0.70% on assets of $2 billion and more. The Fund's expense limitation changed from 1.10% to 0.99% for all share classes of the Fund.

Availability of Additional Information

You can find additional information, including the Fund's prospectus, financial information, fund holdings, and proxy voting information at abrdn.com/us/literature or call 866-667-9231. The QR code can be used to access the Fund's prospectus, financial information and holdings.

abrdn Emerging Markets ex-China Fund

(GLLCX)

Class C

abrdn Emerging Markets ex-China Fund

Class R

GWLRX

Annual Shareholder Report - October 31, 2024

This annual shareholder report contains important information about the abrdn Emerging Markets ex-China Fund (the "Fund") for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at abrdn.com/us/literature. You can also request this information by contacting us at 866-667-9231.

This report describes material changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Share Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
R	$180	1.64%

How did the fund perform last year and what affected its performance?

The following discussion compares the performance of the Fund to the MSCI Emerging Markets ex-China Index (Net TR) (the “Index”) to show how the Fund’s performance measures against the returns of similar investments for the reporting period.

What contributed to performance?

Taiwanese electronic test equipment maker Chroma ATE was the top stock contributor, benefitting from increased demand for system level testers due to the rising complexity of semiconductor chips. The company reported strong results and guidance for continued demand for semiconductor equipment tests into the fourth quarter and 2025. Israeli semiconductor equipment provider Nova was buoyed by solid results on sustained demand for its leading-edge metrology equipment. The Fund has since sold the stock due to geopolitical risks and as its valuation had become quite full. HD Korea Shipbuilding & Offshore Engineering outperformed on good earnings results and improving order flows that includes large containers, and favourable new vessel pricing. Power Grid Corporation of India was also a top contributor, with solid fundamentals, earnings visibility, and a robust pipeline of projects.

What detracted from performance?

From a stock perspective, Brazilian car rental company Localiza and pharmacy retailer Raia Drogasil were the top detractors. Their share prices corrected due to revisions in short-term earnings expectations and were impacted by changing market sentiment towards the interest rate environment. In Taiwan, we sold Hon Hai Precision Industry early into the fiscal year on concerns around near-term softness in Apple sales and a weakening outlook for electric vehicles. Hon Hai shares, however, re-rated later in the period, which cost us performance. Not holding SK Hynix earlier in the period was costly as its share price jumped on the back of growing demand for high-performance memory chips. The Fund’s core memory position in Samsung Electronics’ preferred shares lagged behind technology peers because of the uncertainty around its high bandwidth memory (HBM) product.

abrdn Emerging Markets ex-China Fund

(GWLRX)

Class R

Fund Performance

Total Return Based on $10,000 Investment

The following graph reflects a hypothetical $10,000 investment for the most recently completed 10 fiscal years as compared to a broad-based securities market index, which is also the performance benchmark.

	Class R	MSCI Emerging Markets ex-China Index (Net TR)
10/14	$10,000	$10,043
11/14	$9,925	$9,872
12/14	$9,619	$9,271
01/15	$9,484	$9,283
02/15	$9,859	$9,567
03/15	$9,577	$9,326
04/15	$9,908	$9,791
05/15	$9,765	$9,389
06/15	$9,423	$9,243
07/15	$9,332	$8,719
08/15	$8,672	$8,003
09/15	$8,272	$7,736
10/15	$8,887	$8,242
11/15	$8,690	$7,907
12/15	$8,409	$7,705
01/16	$8,105	$7,379
02/16	$8,059	$7,424
03/16	$8,652	$8,438
04/16	$8,744	$8,503
05/16	$8,721	$8,108
06/16	$8,972	$8,519
07/16	$9,169	$8,993
08/16	$9,208	$9,067
09/16	$9,215	$9,143
10/16	$9,033	$9,238
11/16	$8,873	$8,699
12/16	$8,999	$8,862
01/17	$9,390	$9,304
02/17	$9,536	$9,573
03/17	$9,742	$9,828
04/17	$9,926	$10,026
05/17	$10,264	$10,236
06/17	$10,294	$10,289
07/17	$10,486	$10,786
08/17	$10,471	$10,941
09/17	$10,632	$10,833
10/17	$10,762	$11,192
11/17	$10,915	$11,150
12/17	$11,126	$11,631
01/18	$11,730	$12,396
02/18	$11,092	$11,923
03/18	$10,992	$11,776
04/18	$10,941	$11,703
05/18	$10,757	$11,017
06/18	$10,715	$10,617
07/18	$11,151	$11,092
08/18	$10,950	$10,847
09/18	$10,882	$10,833
10/18	$10,194	$10,024
11/18	$10,404	$10,299
12/18	$9,784	$10,185
01/19	$10,408	$10,976
02/19	$10,637	$10,841
03/19	$10,829	$10,848
04/19	$11,178	$11,070
05/19	$10,518	$10,586
06/19	$11,150	$11,162
07/19	$11,086	$10,990
08/19	$10,829	$10,419
09/19	$11,004	$10,715
10/19	$11,196	$11,176
11/19	$11,563	$11,062
12/19	$12,019	$11,838
01/20	$11,727	$11,294
02/20	$10,982	$10,333
03/20	$9,559	$8,212
04/20	$10,492	$9,125
05/20	$10,926	$9,270
06/20	$11,227	$9,849
07/20	$11,708	$10,695
08/20	$12,293	$10,672
09/20	$12,066	$10,589
10/20	$11,821	$10,561
11/20	$13,113	$12,059
12/20	$13,848	$13,323
01/21	$13,678	$13,372
02/21	$13,999	$13,636
03/21	$14,187	$13,860
04/21	$14,998	$14,298
05/21	$15,253	$14,764
06/21	$15,404	$14,797
07/21	$15,894	$14,432
08/21	$16,195	$15,010
09/21	$15,272	$14,496
10/21	$16,205	$14,477
11/21	$15,734	$14,033
12/21	$16,562	$14,660
01/22	$15,522	$14,457
02/22	$14,981	$14,087
03/22	$14,822	$14,146
04/22	$13,538	$13,269
05/22	$13,793	$13,285
06/22	$12,127	$11,611
07/22	$12,859	$12,169
08/22	$12,742	$12,231
09/22	$11,597	$10,963
10/22	$12,297	$11,307
11/22	$13,337	$12,365
12/22	$12,651	$11,837
01/23	$13,638	$12,552
02/23	$12,957	$11,984
03/23	$13,472	$12,263
04/23	$13,680	$12,363
05/23	$13,791	$12,537
06/23	$14,403	$13,004
07/23	$14,806	$13,568
08/23	$14,195	$12,900
09/23	$13,736	$12,571
10/23	$13,166	$12,102
11/23	$14,403	$13,354
12/23	$15,261	$14,208
01/24	$14,703	$13,855
02/24	$15,261	$14,347
03/24	$15,762	$14,778
04/24	$15,400	$14,539
05/24	$15,581	$14,524
06/24	$16,180	$15,405
07/24	$16,529	$15,534
08/24	$16,501	$15,816
09/24	$16,417	$16,015
10/24	$15,776	$15,393

Average Annual Total Returns for the Period Ended October 31, 2024 (%)

AATR	1 Year	5 Years	10 Years
Class R	19.83%	7.10%	4.66%
MSCI Emerging Markets ex-China Index (Net TR)	27.19%	6.61%	4.36%

THE FUND'S PAST PERFORMANCE IS NOT A GOOD PREDICTOR OF THE FUND'S FUTURE PERFORMANCE.

Fund performance data shown above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Key Fund Statistics as of October 31, 2024

Total Net Assets	$161,812,599
Total Number of Portfolio Holdings	73
Portfolio Turnover Rate	35%
Total Advisory Fees Paid	$364,926

abrdn Emerging Markets ex-China Fund

(GWLRX)

Class R

What did the Fund invest in?

The tables below show the investment makeup of the Fund as of October 31, 2024.

Geographic Allocation (% of total net assets)

India	25.2%
Taiwan	23.7%
South Korea	13.8%
Brazil	7.9%
Saudi Arabia	6.7%
Mexico	5.0%
United Arab Emirates	3.5%
Indonesia	3.2%
Kazakhstan	3.1%
United States	2.4%
Other	5.5%

Ten Largest Holdings (% of total net assets)

Taiwan Semiconductor Manufacturing Co. Ltd.	14.5%
Samsung Electronics Co. Ltd.	5.0%
ICICI Bank Ltd.	2.9%
Chroma ATE, Inc.	2.8%
Power Grid Corp. of India Ltd.	2.3%
ITC Ltd.	2.3%
Al Rajhi Bank	2.2%
Kaspi.KZ JSC	2.0%
SBI Life Insurance Co. Ltd.	2.0%
Shinhan Financial Group Co. Ltd.	2.0%

Material Fund Changes

Below is a summary of certain changes for the Fund since November 1, 2023. For more information, you may refer to the Fund's next prospectus, which we expect to be available by February 28, 2025 at abrdn.com/us/literature or upon request at 866-667-9231.

Effective February 29, 2024, the Fund's management fee changed from 0.90% on assets up to $500 million, 0.85% on assets of $500 million up to $2 billion and 0.80% on assets of $2 billion and more, to 0.80% on assets up to $500 million, 0.75% on assets of $500 million up to $2 billion and 0.70% on assets of $2 billion and more. The Fund's expense limitation changed from 1.10% to 0.99% for all share classes of the Fund.

Availability of Additional Information

You can find additional information, including the Fund's prospectus, financial information, fund holdings, and proxy voting information at abrdn.com/us/literature or call 866-667-9231. The QR code can be used to access the Fund's prospectus, financial information and holdings.

abrdn Emerging Markets ex-China Fund

(GWLRX)

Class R

abrdn Emerging Markets ex-China Fund

Institutional Class

GWLIX

Annual Shareholder Report - October 31, 2024

This annual shareholder report contains important information about the abrdn Emerging Markets ex-China Fund (the "Fund") for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at abrdn.com/us/literature. You can also request this information by contacting us at 866-667-9231.

This report describes material changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Share Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Institutional	$111	1.01%

How did the fund perform last year and what affected its performance?

The following discussion compares the performance of the Fund to the MSCI Emerging Markets ex-China Index (Net TR) (the “Index”) to show how the Fund’s performance measures against the returns of similar investments for the reporting period.

What contributed to performance?

Taiwanese electronic test equipment maker Chroma ATE was the top stock contributor, benefitting from increased demand for system level testers due to the rising complexity of semiconductor chips. The company reported strong results and guidance for continued demand for semiconductor equipment tests into the fourth quarter and 2025. Israeli semiconductor equipment provider Nova was buoyed by solid results on sustained demand for its leading-edge metrology equipment. The Fund has since sold the stock due to geopolitical risks and as its valuation had become quite full. HD Korea Shipbuilding & Offshore Engineering outperformed on good earnings results and improving order flows that includes large containers, and favourable new vessel pricing. Power Grid Corporation of India was also a top contributor, with solid fundamentals, earnings visibility, and a robust pipeline of projects.

What detracted from performance?

From a stock perspective, Brazilian car rental company Localiza and pharmacy retailer Raia Drogasil were the top detractors. Their share prices corrected due to revisions in short-term earnings expectations and were impacted by changing market sentiment towards the interest rate environment. In Taiwan, we sold Hon Hai Precision Industry early into the fiscal year on concerns around near-term softness in Apple sales and a weakening outlook for electric vehicles. Hon Hai shares, however, re-rated later in the period, which cost us performance. Not holding SK Hynix earlier in the period was costly as its share price jumped on the back of growing demand for high-performance memory chips. The Fund’s core memory position in Samsung Electronics’ preferred shares lagged behind technology peers because of the uncertainty around its high bandwidth memory (HBM) product.

abrdn Emerging Markets ex-China Fund

(GWLIX)

Institutional Class

Fund Performance

Total Return Based on $1,000,000 Investment

The following graph reflects a hypothetical $1,000,000 investment for the most recently completed 10 fiscal years as compared to a broad-based securities market index, which is also the performance benchmark.

	Institutional Class	MSCI Emerging Markets ex-China Index (Net TR)
10/14	$1,000,000	$1,000,000
11/14	$992,775	$982,922
12/14	$963,009	$923,059
01/15	$949,976	$924,315
02/15	$988,351	$952,552
03/15	$960,245	$928,575
04/15	$994,358	$974,920
05/15	$979,842	$934,850
06/15	$946,934	$920,334
07/15	$938,132	$868,187
08/15	$872,118	$796,889
09/15	$832,684	$770,312
10/15	$894,473	$820,670
11/15	$875,348	$787,296
12/15	$847,671	$767,142
01/16	$817,397	$734,677
02/16	$813,706	$739,211
03/16	$874,254	$840,163
04/16	$883,114	$846,672
05/16	$881,637	$807,277
06/16	$907,481	$848,187
07/16	$927,418	$895,399
08/16	$932,586	$902,810
09/16	$933,325	$910,324
10/16	$915,603	$919,800
11/16	$899,359	$866,154
12/16	$912,861	$882,334
01/17	$953,167	$926,431
02/17	$968,842	$953,168
03/17	$989,742	$978,600
04/17	$1,009,148	$998,306
05/17	$1,044,230	$1,019,225
06/17	$1,047,962	$1,024,438
07/17	$1,067,368	$1,073,974
08/17	$1,065,129	$1,089,394
09/17	$1,083,043	$1,078,638
10/17	$1,096,478	$1,114,328
11/17	$1,112,899	$1,110,175
12/17	$1,134,200	$1,158,045
01/18	$1,197,257	$1,234,262
02/18	$1,132,562	$1,187,205
03/18	$1,123,554	$1,172,543
04/18	$1,118,641	$1,165,248
05/18	$1,100,625	$1,096,953
06/18	$1,096,530	$1,057,142
07/18	$1,142,389	$1,104,444
08/18	$1,122,735	$1,080,064
09/18	$1,116,184	$1,078,601
10/18	$1,045,757	$998,047
11/18	$1,068,687	$1,025,419
12/18	$1,004,963	$1,014,091
01/19	$1,070,582	$1,092,835
02/19	$1,093,954	$1,079,383
03/19	$1,114,628	$1,080,166
04/19	$1,151,483	$1,102,257
05/19	$1,084,066	$1,054,051
06/19	$1,150,584	$1,111,348
07/19	$1,144,292	$1,094,256
08/19	$1,118,224	$1,037,409
09/19	$1,137,999	$1,066,900
10/19	$1,157,775	$1,112,784
11/19	$1,196,427	$1,101,412
12/19	$1,244,745	$1,178,648
01/20	$1,214,976	$1,124,572
02/20	$1,138,691	$1,028,801
03/20	$991,703	$817,691
04/20	$1,089,385	$908,517
05/20	$1,134,970	$922,995
06/20	$1,166,600	$980,669
07/20	$1,217,767	$1,064,860
08/20	$1,278,236	$1,062,608
09/20	$1,256,839	$1,054,378
10/20	$1,231,721	$1,051,530
11/20	$1,366,615	$1,200,702
12/20	$1,443,830	$1,326,551
01/21	$1,427,085	$1,331,412
02/21	$1,460,576	$1,357,736
03/21	$1,481,973	$1,380,036
04/21	$1,567,561	$1,423,683
05/21	$1,594,539	$1,470,070
06/21	$1,611,285	$1,473,281
07/21	$1,664,312	$1,437,012
08/21	$1,696,873	$1,494,550
09/21	$1,601,051	$1,443,318
10/21	$1,699,664	$1,441,428
11/21	$1,651,288	$1,397,214
12/21	$1,739,651	$1,459,656
01/22	$1,631,572	$1,439,429
02/22	$1,575,455	$1,402,585
03/22	$1,558,827	$1,408,536
04/22	$1,424,768	$1,321,208
05/22	$1,452,827	$1,322,737
06/22	$1,278,238	$1,156,135
07/22	$1,356,180	$1,211,674
08/22	$1,344,748	$1,217,781
09/22	$1,224,199	$1,091,525
10/22	$1,299,023	$1,125,853
11/22	$1,410,219	$1,231,217
12/22	$1,339,191	$1,178,597
01/23	$1,444,278	$1,249,803
02/23	$1,372,873	$1,193,256
03/23	$1,428,111	$1,220,971
04/23	$1,451,014	$1,230,976
05/23	$1,463,140	$1,248,319
06/23	$1,529,156	$1,294,815
07/23	$1,573,616	$1,350,963
08/23	$1,508,947	$1,284,471
09/23	$1,460,445	$1,251,637
10/23	$1,401,165	$1,205,026
11/23	$1,534,545	$1,329,646
12/23	$1,626,396	$1,414,682
01/24	$1,568,020	$1,379,491
02/24	$1,627,754	$1,428,504
03/24	$1,682,057	$1,471,409
04/24	$1,645,402	$1,447,619
05/24	$1,664,409	$1,446,111
06/24	$1,729,573	$1,533,818
07/24	$1,768,943	$1,546,701
08/24	$1,766,228	$1,574,759
09/24	$1,758,083	$1,594,547
10/24	$1,690,203	$1,532,698

Average Annual Total Returns for the Period Ended October 31, 2024 (%)

AATR	1 Year	5 Years	10 Years
Institutional Class	20.63%	7.86%	5.39%
MSCI Emerging Markets ex-China Index (Net TR)	27.19%	6.61%	4.36%

THE FUND'S PAST PERFORMANCE IS NOT A GOOD PREDICTOR OF THE FUND'S FUTURE PERFORMANCE.

Fund performance data shown above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Key Fund Statistics as of October 31, 2024

Total Net Assets	$161,812,599
Total Number of Portfolio Holdings	73
Portfolio Turnover Rate	35%
Total Advisory Fees Paid	$364,926

abrdn Emerging Markets ex-China Fund

(GWLIX)

Institutional Class

What did the Fund invest in?

The tables below show the investment makeup of the Fund as of October 31, 2024.

Geographic Allocation (% of total net assets)

India	25.2%
Taiwan	23.7%
South Korea	13.8%
Brazil	7.9%
Saudi Arabia	6.7%
Mexico	5.0%
United Arab Emirates	3.5%
Indonesia	3.2%
Kazakhstan	3.1%
United States	2.4%
Other	5.5%

Ten Largest Holdings (% of total net assets)

Taiwan Semiconductor Manufacturing Co. Ltd.	14.5%
Samsung Electronics Co. Ltd.	5.0%
ICICI Bank Ltd.	2.9%
Chroma ATE, Inc.	2.8%
Power Grid Corp. of India Ltd.	2.3%
ITC Ltd.	2.3%
Al Rajhi Bank	2.2%
Kaspi.KZ JSC	2.0%
SBI Life Insurance Co. Ltd.	2.0%
Shinhan Financial Group Co. Ltd.	2.0%

Material Fund Changes

Below is a summary of certain changes for the Fund since November 1, 2023. For more information, you may refer to the Fund's next prospectus, which we expect to be available by February 28, 2025 at abrdn.com/us/literature or upon request at 866-667-9231.

Effective February 29, 2024, the Fund's management fee changed from 0.90% on assets up to $500 million, 0.85% on assets of $500 million up to $2 billion and 0.80% on assets of $2 billion and more, to 0.80% on assets up to $500 million, 0.75% on assets of $500 million up to $2 billion and 0.70% on assets of $2 billion and more. The Fund's expense limitation changed from 1.10% to 0.99% for all share classes of the Fund.

Availability of Additional Information

You can find additional information, including the Fund's prospectus, financial information, fund holdings, and proxy voting information at abrdn.com/us/literature or call 866-667-9231. The QR code can be used to access the Fund's prospectus, financial information and holdings.

abrdn Emerging Markets ex-China Fund

(GWLIX)

Institutional Class

abrdn Emerging Markets ex-China Fund

Institutional Service Class

GLLSX

Annual Shareholder Report - October 31, 2024

This annual shareholder report contains important information about the abrdn Emerging Markets ex-China Fund (the "Fund") for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at abrdn.com/us/literature. You can also request this information by contacting us at 866-667-9231.

This report describes material changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Share Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Institutional Service	$116	1.05%

How did the fund perform last year and what affected its performance?

The following discussion compares the performance of the Fund to the MSCI Emerging Markets ex-China Index (Net TR) (the “Index”) to show how the Fund’s performance measures against the returns of similar investments for the reporting period.

What contributed to performance?

Taiwanese electronic test equipment maker Chroma ATE was the top stock contributor, benefitting from increased demand for system level testers due to the rising complexity of semiconductor chips. The company reported strong results and guidance for continued demand for semiconductor equipment tests into the fourth quarter and 2025. Israeli semiconductor equipment provider Nova was buoyed by solid results on sustained demand for its leading-edge metrology equipment. The Fund has since sold the stock due to geopolitical risks and as its valuation had become quite full. HD Korea Shipbuilding & Offshore Engineering outperformed on good earnings results and improving order flows that includes large containers, and favourable new vessel pricing. Power Grid Corporation of India was also a top contributor, with solid fundamentals, earnings visibility, and a robust pipeline of projects.

What detracted from performance?

From a stock perspective, Brazilian car rental company Localiza and pharmacy retailer Raia Drogasil were the top detractors. Their share prices corrected due to revisions in short-term earnings expectations and were impacted by changing market sentiment towards the interest rate environment. In Taiwan, we sold Hon Hai Precision Industry early into the fiscal year on concerns around near-term softness in Apple sales and a weakening outlook for electric vehicles. Hon Hai shares, however, re-rated later in the period, which cost us performance. Not holding SK Hynix earlier in the period was costly as its share price jumped on the back of growing demand for high-performance memory chips. The Fund’s core memory position in Samsung Electronics’ preferred shares lagged behind technology peers because of the uncertainty around its high bandwidth memory (HBM) product.

abrdn Emerging Markets ex-China Fund

(GLLSX)

Institutional Service Class

Fund Performance

Total Return Based on $1,000,000 Investment

The following graph reflects a hypothetical $1,000,000 investment for the most recently completed 10 fiscal years as compared to a broad-based securities market index, which is also the performance benchmark.

	Institutional Service Class	MSCI Emerging Markets ex-China Index (Net TR)
10/14	$1,000,000	$1,000,000
11/14	$992,063	$982,922
12/14	$961,618	$923,059
01/15	$949,326	$924,315
02/15	$986,923	$952,552
03/15	$958,856	$928,575
04/15	$992,920	$974,920
05/15	$978,424	$934,850
06/15	$945,810	$920,334
07/15	$936,388	$868,187
08/15	$871,160	$796,889
09/15	$831,469	$770,312
10/15	$893,975	$820,670
11/15	$874,351	$787,296
12/15	$847,011	$767,142
01/16	$817,099	$734,677
02/16	$812,722	$739,211
03/16	$873,275	$840,163
04/16	$882,759	$846,672
05/16	$881,300	$807,277
06/16	$906,834	$848,187
07/16	$926,532	$895,399
08/16	$931,639	$902,810
09/16	$932,369	$910,324
10/16	$914,130	$919,800
11/16	$898,809	$866,154
12/16	$912,294	$882,334
01/17	$952,119	$926,431
02/17	$967,607	$953,168
03/17	$988,994	$978,600
04/17	$1,008,169	$998,306
05/17	$1,043,570	$1,019,225
06/17	$1,047,257	$1,024,438
07/17	$1,066,432	$1,073,974
08/17	$1,065,695	$1,089,394
09/17	$1,083,395	$1,078,638
10/17	$1,096,670	$1,114,328
11/17	$1,112,895	$1,110,175
12/17	$1,134,586	$1,158,045
01/18	$1,197,618	$1,234,262
02/18	$1,132,969	$1,187,205
03/18	$1,123,272	$1,172,543
04/18	$1,118,423	$1,165,248
05/18	$1,099,837	$1,096,953
06/18	$1,096,604	$1,057,142
07/18	$1,141,859	$1,104,444
08/18	$1,122,464	$1,080,064
09/18	$1,115,191	$1,078,601
10/18	$1,045,694	$998,047
11/18	$1,067,513	$1,025,419
12/18	$1,004,620	$1,014,091
01/19	$1,069,291	$1,092,835
02/19	$1,093,211	$1,079,383
03/19	$1,113,586	$1,080,166
04/19	$1,149,909	$1,102,257
05/19	$1,082,580	$1,054,051
06/19	$1,149,023	$1,111,348
07/19	$1,142,821	$1,094,256
08/19	$1,116,244	$1,037,409
09/19	$1,135,734	$1,066,900
10/19	$1,156,110	$1,112,784
11/19	$1,194,204	$1,101,412
12/19	$1,242,056	$1,178,648
01/20	$1,212,745	$1,124,572
02/20	$1,136,720	$1,028,801
03/20	$990,164	$817,691
04/20	$1,086,341	$908,517
05/20	$1,132,140	$922,995
06/20	$1,164,199	$980,669
07/20	$1,214,577	$1,064,860
08/20	$1,275,947	$1,062,608
09/20	$1,253,964	$1,054,378
10/20	$1,228,317	$1,051,530
11/20	$1,362,964	$1,200,702
12/20	$1,439,906	$1,326,551
01/21	$1,422,502	$1,331,412
02/21	$1,456,393	$1,357,736
03/21	$1,477,461	$1,380,036
04/21	$1,562,646	$1,423,683
05/21	$1,590,125	$1,470,070
06/21	$1,606,612	$1,473,281
07/21	$1,658,823	$1,437,012
08/21	$1,690,882	$1,494,550
09/21	$1,595,621	$1,443,318
10/21	$1,693,630	$1,441,428
11/21	$1,645,083	$1,397,214
12/21	$1,732,974	$1,459,656
01/22	$1,624,664	$1,439,429
02/22	$1,568,465	$1,402,585
03/22	$1,553,137	$1,408,536
04/22	$1,419,282	$1,321,208
05/22	$1,446,870	$1,322,737
06/22	$1,272,142	$1,156,135
07/22	$1,350,821	$1,211,674
08/22	$1,338,559	$1,217,781
09/22	$1,219,009	$1,091,525
10/22	$1,293,600	$1,125,853
11/22	$1,402,933	$1,231,217
12/22	$1,331,595	$1,178,597
01/23	$1,437,068	$1,249,803
02/23	$1,364,555	$1,193,256
03/23	$1,419,928	$1,220,971
04/23	$1,441,023	$1,230,976
05/23	$1,454,207	$1,248,319
06/23	$1,518,809	$1,294,815
07/23	$1,563,635	$1,350,963
08/23	$1,500,351	$1,284,471
09/23	$1,451,570	$1,251,637
10/23	$1,392,242	$1,205,026
11/23	$1,524,083	$1,329,646
12/23	$1,615,787	$1,414,682
01/24	$1,557,321	$1,379,491
02/24	$1,617,115	$1,428,504
03/24	$1,671,595	$1,471,409
04/24	$1,633,061	$1,447,619
05/24	$1,652,992	$1,446,111
06/24	$1,718,102	$1,533,818
07/24	$1,756,636	$1,546,701
08/24	$1,753,979	$1,574,759
09/24	$1,744,678	$1,594,547
10/24	$1,678,239	$1,532,698

Average Annual Total Returns for the Period Ended October 31, 2024 (%)

AATR	1 Year	5 Years	10 Years
Institutional Service Class	20.54%	7.74%	5.31%
MSCI Emerging Markets ex-China Index (Net TR)	27.19%	6.61%	4.36%

THE FUND'S PAST PERFORMANCE IS NOT A GOOD PREDICTOR OF THE FUND'S FUTURE PERFORMANCE.

Fund performance data shown above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Key Fund Statistics as of October 31, 2024

Total Net Assets	$161,812,599
Total Number of Portfolio Holdings	73
Portfolio Turnover Rate	35%
Total Advisory Fees Paid	$364,926

abrdn Emerging Markets ex-China Fund

(GLLSX)

Institutional Service Class

What did the Fund invest in?

The tables below show the investment makeup of the Fund as of October 31, 2024.

Geographic Allocation (% of total net assets)

India	25.2%
Taiwan	23.7%
South Korea	13.8%
Brazil	7.9%
Saudi Arabia	6.7%
Mexico	5.0%
United Arab Emirates	3.5%
Indonesia	3.2%
Kazakhstan	3.1%
United States	2.4%
Other	5.5%

Ten Largest Holdings (% of total net assets)

Taiwan Semiconductor Manufacturing Co. Ltd.	14.5%
Samsung Electronics Co. Ltd.	5.0%
ICICI Bank Ltd.	2.9%
Chroma ATE, Inc.	2.8%
Power Grid Corp. of India Ltd.	2.3%
ITC Ltd.	2.3%
Al Rajhi Bank	2.2%
Kaspi.KZ JSC	2.0%
SBI Life Insurance Co. Ltd.	2.0%
Shinhan Financial Group Co. Ltd.	2.0%

Material Fund Changes

Below is a summary of certain changes for the Fund since November 1, 2023. For more information, you may refer to the Fund's next prospectus, which we expect to be available by February 28, 2025 at abrdn.com/us/literature or upon request at 866-667-9231.

Effective February 29, 2024, the Fund's management fee changed from 0.90% on assets up to $500 million, 0.85% on assets of $500 million up to $2 billion and 0.80% on assets of $2 billion and more, to 0.80% on assets up to $500 million, 0.75% on assets of $500 million up to $2 billion and 0.70% on assets of $2 billion and more. The Fund's expense limitation changed from 1.10% to 0.99% for all share classes of the Fund.

Availability of Additional Information

You can find additional information, including the Fund's prospectus, financial information, fund holdings, and proxy voting information at abrdn.com/us/literature or call 866-667-9231. The QR code can be used to access the Fund's prospectus, financial information and holdings.

abrdn Emerging Markets ex-China Fund

(GLLSX)

Institutional Service Class

abrdn Emerging Markets Fund

Class A

GEGAX

Annual Shareholder Report - October 31, 2024

This annual shareholder report contains important information about the abrdn Emerging Markets Fund (the "Fund") for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at abrdn.com/us/literature. You can also request this information by contacting us at 866-667-9231.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Share Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
A	$119	1.09%

How did the fund perform last year and what affected its performance?

The following discussion compares the performance of the Fund to the MSCI Emerging Markets Index (Net TR) to show how the Fund’s performance measures against the returns of similar investments for the reporting period.

What contributed to performance?

Chipmaker TSMC was the top stock contributor, reporting strong results exceeding market expectations, and benefitting from the global AI-driven tech sector rally for the greater part of the reporting period. Several high conviction names in China did well, including Tencent, battery maker Contemporary Amperex Technology Co. and electrical goods manufacturer Midea Group. HD Korea Shipbuilding & Offshore Engineering outperformed on good results and improving order flows that included large containers and favorable new vessel pricing. Power Grid Corporation of India was also a top contributor, with solid fundamentals, earnings visibility, and a robust pipeline of projects. Peruvian miner, Southern Copper, outperformed on relatively improving demand outlook and pricing for copper.

What detracted from performance?

The Fund’s exposure to China and Hong Kong dragged on performance for the greater part of the year up until mid-September 2024 when Chinese authorities announced a slew of stimulus measures that saw a sharp re-rating across the board, but that exuberance was short-lived. The Fund consolidated its exposure by backing the highest conviction ideas. In Taiwan, the Fund sold Hon Hai Precision Industry early into the reporting period on concerns around near-term softness in Apple sales and a weakening outlook for electric vehicles. Hon Hai shares, however, re-rated later in the period, which detracted from Fund performance. Not holding SK Hynix earlier in the period was costly as its share price jumped on the back of growing demand for high-performance memory chips. The Fund’s core memory position in Samsung Electronics’ preferred shares lagged technology peers on the uncertainty around its high bandwidth memory (HBM) product qualifying for use by a key customer.

abrdn Emerging Markets Fund

(GEGAX)

Class A

Fund Performance

Total Return Based on $10,000 Investment

The following graph reflects a hypothetical $10,000 investment for the most recently completed 10 fiscal years as compared to a broad-based securities market index, which is also the performance benchmark.

	Class A with sales load	MSCI Emerging Markets Index (Net TR)
10/14	$9,424	$10,118
11/14	$9,417	$10,011
12/14	$8,832	$9,550
01/15	$9,015	$9,607
02/15	$9,343	$9,904
03/15	$9,107	$9,763
04/15	$9,389	$10,514
05/15	$9,146	$10,093
06/15	$8,930	$9,831
07/15	$8,661	$9,150
08/15	$7,852	$8,322
09/15	$7,608	$8,072
10/15	$8,078	$8,648
11/15	$7,800	$8,310
12/15	$7,599	$8,125
01/16	$7,305	$7,598
02/16	$7,278	$7,585
03/16	$8,208	$8,589
04/16	$8,361	$8,636
05/16	$8,060	$8,314
06/16	$8,555	$8,646
07/16	$8,910	$9,081
08/16	$8,957	$9,307
09/16	$8,997	$9,426
10/16	$9,050	$9,449
11/16	$8,395	$9,014
12/16	$8,478	$9,034
01/17	$8,910	$9,528
02/17	$9,065	$9,820
03/17	$9,483	$10,068
04/17	$9,686	$10,288
05/17	$9,929	$10,592
06/17	$10,057	$10,699
07/17	$10,395	$11,337
08/17	$10,624	$11,590
09/17	$10,482	$11,544
10/17	$10,624	$11,948
11/17	$10,496	$11,972
12/17	$10,983	$12,402
01/18	$11,802	$13,436
02/18	$11,181	$12,816
03/18	$10,977	$12,578
04/18	$10,724	$12,522
05/18	$10,213	$12,078
06/18	$9,743	$11,577
07/18	$10,111	$11,831
08/18	$9,784	$11,511
09/18	$9,668	$11,450
10/18	$8,945	$10,453
11/18	$9,477	$10,884
12/18	$9,325	$10,595
01/19	$10,007	$11,523
02/19	$10,042	$11,549
03/19	$10,325	$11,646
04/19	$10,690	$11,891
05/19	$10,001	$11,028
06/19	$10,683	$11,716
07/19	$10,538	$11,573
08/19	$10,104	$11,009
09/19	$10,221	$11,219
10/19	$10,545	$11,692
11/19	$10,359	$11,676
12/19	$11,178	$12,547
01/20	$10,647	$11,962
02/20	$10,192	$11,331
03/20	$8,249	$9,586
04/20	$8,997	$10,464
05/20	$9,270	$10,544
06/20	$10,130	$11,319
07/20	$11,136	$12,331
08/20	$11,493	$12,603
09/20	$11,311	$12,401
10/20	$11,737	$12,657
11/20	$12,982	$13,827
12/20	$14,229	$14,844
01/21	$14,757	$15,299
02/21	$14,672	$15,416
03/21	$14,468	$15,183
04/21	$14,588	$15,561
05/21	$14,891	$15,922
06/21	$15,052	$15,950
07/21	$14,292	$14,876
08/21	$14,524	$15,266
09/21	$13,933	$14,659
10/21	$14,186	$14,803
11/21	$13,313	$14,200
12/21	$13,448	$14,467
01/22	$13,205	$14,193
02/22	$12,271	$13,769
03/22	$11,620	$13,458
04/22	$10,592	$12,709
05/22	$10,820	$12,765
06/22	$10,247	$11,917
07/22	$10,200	$11,887
08/22	$10,035	$11,937
09/22	$9,007	$10,538
10/22	$8,850	$10,210
11/22	$10,168	$11,725
12/22	$9,878	$11,560
01/23	$10,784	$12,473
02/23	$10,005	$11,664
03/23	$10,387	$12,017
04/23	$10,204	$11,881
05/23	$9,981	$11,682
06/23	$10,363	$12,125
07/23	$10,816	$12,880
08/23	$10,196	$12,087
09/23	$9,774	$11,770
10/23	$9,472	$11,313
11/23	$10,116	$12,219
12/23	$10,473	$12,696
01/24	$9,919	$12,107
02/24	$10,393	$12,683
03/24	$10,650	$12,997
04/24	$10,569	$13,055
05/24	$10,682	$13,129
06/24	$10,963	$13,647
07/24	$11,147	$13,687
08/24	$11,203	$13,908
09/24	$11,797	$14,837
10/24	$11,244	$14,177

Average Annual Total Returns for the Period Ended October 31, 2024 (%)

AATR	1 Year	5 Years	10 Years
Class A without sales load	18.70%	1.29%	1.78%
Class A with sales load - 5.75%	11.85%	0.10%	1.18%
MSCI Emerging Markets Index (Net TR)	25.32%	3.93%	3.43%

THE FUND'S PAST PERFORMANCE IS NOT A GOOD PREDICTOR OF THE FUND'S FUTURE PERFORMANCE.

Fund performance data shown above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Key Fund Statistics as of October 31, 2024

Total Net Assets	$1,240,789,006
Total Number of Portfolio Holdings	65
Portfolio Turnover Rate	33%
Total Advisory Fees Paid	$12,628,392

abrdn Emerging Markets Fund

(GEGAX)

Class A

What did the Fund invest in?

The tables below show the investment makeup of the Fund as of October 31, 2024.

Geographic Allocation (% of total net assets)

China	27.0%
India	19.5%
Taiwan	18.1%
South Korea	9.8%
Mexico	5.7%
Brazil	4.5%
Saudi Arabia	3.3%
Indonesia	2.3%
United Arab Emirates	2.1%
Other	7.8%

Ten Largest Holdings (% of total net assets)

Taiwan Semiconductor Manufacturing Co. Ltd.	12.6%
Tencent Holdings Ltd.	7.3%
Samsung Electronics Co. Ltd.	4.3%
Alibaba Group Holding Ltd.	3.9%
HDFC Bank Ltd.	2.8%
Power Grid Corp. of India Ltd.	2.6%
Southern Copper Corp.	2.4%
Contemporary Amperex Technology Co. Ltd., Class A	2.4%
ICICI Bank Ltd.	2.0%
Al Rajhi Bank	1.8%

Availability of Additional Information

You can find additional information, including the Fund's prospectus, financial information, fund holdings, and proxy voting information at abrdn.com/us/literature or call 866-667-9231. The QR code can be used to access the Fund's prospectus, financial information and holdings.

abrdn Emerging Markets Fund

(GEGAX)

Class A

abrdn Emerging Markets Fund

Class C

GEGCX

Annual Shareholder Report - October 31, 2024

This annual shareholder report contains important information about the abrdn Emerging Markets Fund (the "Fund") for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at abrdn.com/us/literature. You can also request this information by contacting us at 866-667-9231.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Share Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
C	$228	2.10%

How did the fund perform last year and what affected its performance?

The following discussion compares the performance of the Fund to the MSCI Emerging Markets Index (Net TR) to show how the Fund’s performance measures against the returns of similar investments for the reporting period.

What contributed to performance?

Chipmaker TSMC was the top stock contributor, reporting strong results exceeding market expectations, and benefitting from the global AI-driven tech sector rally for the greater part of the reporting period. Several high conviction names in China did well, including Tencent, battery maker Contemporary Amperex Technology Co. and electrical goods manufacturer Midea Group. HD Korea Shipbuilding & Offshore Engineering outperformed on good results and improving order flows that included large containers and favorable new vessel pricing. Power Grid Corporation of India was also a top contributor, with solid fundamentals, earnings visibility, and a robust pipeline of projects. Peruvian miner, Southern Copper, outperformed on relatively improving demand outlook and pricing for copper.

What detracted from performance?

The Fund’s exposure to China and Hong Kong dragged on performance for the greater part of the year up until mid-September 2024 when Chinese authorities announced a slew of stimulus measures that saw a sharp re-rating across the board, but that exuberance was short-lived. The Fund consolidated its exposure by backing the highest conviction ideas. In Taiwan, the Fund sold Hon Hai Precision Industry early into the reporting period on concerns around near-term softness in Apple sales and a weakening outlook for electric vehicles. Hon Hai shares, however, re-rated later in the period, which detracted from Fund performance. Not holding SK Hynix earlier in the period was costly as its share price jumped on the back of growing demand for high-performance memory chips. The Fund’s core memory position in Samsung Electronics’ preferred shares lagged technology peers on the uncertainty around its high bandwidth memory (HBM) product qualifying for use by a key customer.

abrdn Emerging Markets Fund

(GEGCX)

Class C

Fund Performance

Total Return Based on $10,000 Investment

The following graph reflects a hypothetical $10,000 investment for the most recently completed 10 fiscal years as compared to a broad-based securities market index, which is also the performance benchmark.

	Class C with sales load	MSCI Emerging Markets Index (Net TR)
10/14	$10,000	$10,118
11/14	$9,986	$10,011
12/14	$9,358	$9,550
01/15	$9,547	$9,607
02/15	$9,890	$9,904
03/15	$9,638	$9,763
04/15	$9,932	$10,514
05/15	$9,666	$10,093
06/15	$9,437	$9,831
07/15	$9,143	$9,150
08/15	$8,290	$8,322
09/15	$8,022	$8,072
10/15	$8,520	$8,648
11/15	$8,218	$8,310
12/15	$8,003	$8,125
01/16	$7,690	$7,598
02/16	$7,655	$7,585
03/16	$8,635	$8,589
04/16	$8,791	$8,636
05/16	$8,464	$8,314
06/16	$8,983	$8,646
07/16	$9,345	$9,081
08/16	$9,394	$9,307
09/16	$9,430	$9,426
10/16	$9,480	$9,449
11/16	$8,791	$9,014
12/16	$8,868	$9,034
01/17	$9,317	$9,528
02/17	$9,480	$9,820
03/17	$9,907	$10,068
04/17	$10,114	$10,288
05/17	$10,370	$10,592
06/17	$10,498	$10,699
07/17	$10,847	$11,337
08/17	$11,082	$11,590
09/17	$10,925	$11,544
10/17	$11,068	$11,948
11/17	$10,932	$11,972
12/17	$11,434	$12,402
01/18	$12,285	$13,436
02/18	$11,628	$12,816
03/18	$11,406	$12,578
04/18	$11,148	$12,522
05/18	$10,612	$12,078
06/18	$10,119	$11,577
07/18	$10,491	$11,831
08/18	$10,147	$11,511
09/18	$10,026	$11,450
10/18	$9,275	$10,453
11/18	$9,818	$10,884
12/18	$9,658	$10,595
01/19	$10,360	$11,523
02/19	$10,396	$11,549
03/19	$10,683	$11,646
04/19	$11,048	$11,891
05/19	$10,332	$11,028
06/19	$11,041	$11,716
07/19	$10,883	$11,573
08/19	$10,432	$11,009
09/19	$10,547	$11,219
10/19	$10,876	$11,692
11/19	$10,683	$11,676
12/19	$11,517	$12,547
01/20	$10,969	$11,962
02/20	$10,499	$11,331
03/20	$8,485	$9,586
04/20	$9,250	$10,464
05/20	$9,532	$10,544
06/20	$10,413	$11,319
07/20	$11,438	$12,331
08/20	$11,799	$12,603
09/20	$11,611	$12,401
10/20	$12,045	$12,657
11/20	$13,308	$13,827
12/20	$14,589	$14,844
01/21	$15,120	$15,299
02/21	$15,026	$15,416
03/21	$14,807	$15,183
04/21	$14,931	$15,561
05/21	$15,229	$15,922
06/21	$15,389	$15,950
07/21	$14,604	$14,876
08/21	$14,836	$15,266
09/21	$14,218	$14,659
10/21	$14,473	$14,803
11/21	$13,578	$14,200
12/21	$13,711	$14,467
01/22	$13,452	$14,193
02/22	$12,495	$13,769
03/22	$11,830	$13,458
04/22	$10,776	$12,709
05/22	$11,011	$12,765
06/22	$10,419	$11,917
07/22	$10,363	$11,887
08/22	$10,200	$11,937
09/22	$9,146	$10,538
10/22	$8,992	$10,210
11/22	$10,322	$11,725
12/22	$10,020	$11,560
01/23	$10,940	$12,473
02/23	$10,142	$11,664
03/23	$10,525	$12,017
04/23	$10,329	$11,881
05/23	$10,101	$11,682
06/23	$10,484	$12,125
07/23	$10,940	$12,880
08/23	$10,305	$12,087
09/23	$9,881	$11,770
10/23	$9,564	$11,313
11/23	$10,215	$12,219
12/23	$10,576	$12,696
01/24	$10,005	$12,107
02/24	$10,470	$12,683
03/24	$10,722	$12,997
04/24	$10,633	$13,055
05/24	$10,739	$13,129
06/24	$10,999	$13,647
07/24	$11,179	$13,687
08/24	$11,228	$13,908
09/24	$11,806	$14,837
10/24	$11,244	$14,177

Average Annual Total Returns for the Period Ended October 31, 2024 (%)

AATR	1 Year	5 Years	10 Years
Class C without sales load	17.57%	0.67%	1.18%
Class C with sales load - 1.00%	16.57%	0.67%	1.18%
MSCI Emerging Markets Index (Net TR)	25.32%	3.93%	3.43%

THE FUND'S PAST PERFORMANCE IS NOT A GOOD PREDICTOR OF THE FUND'S FUTURE PERFORMANCE.

Fund performance data shown above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Key Fund Statistics as of October 31, 2024

Total Net Assets	$1,240,789,006
Total Number of Portfolio Holdings	65
Portfolio Turnover Rate	33%
Total Advisory Fees Paid	$12,628,392

abrdn Emerging Markets Fund

(GEGCX)

Class C

What did the Fund invest in?

The tables below show the investment makeup of the Fund as of October 31, 2024.

Geographic Allocation (% of total net assets)

China	27.0%
India	19.5%
Taiwan	18.1%
South Korea	9.8%
Mexico	5.7%
Brazil	4.5%
Saudi Arabia	3.3%
Indonesia	2.3%
United Arab Emirates	2.1%
Other	7.8%

Ten Largest Holdings (% of total net assets)

Taiwan Semiconductor Manufacturing Co. Ltd.	12.6%
Tencent Holdings Ltd.	7.3%
Samsung Electronics Co. Ltd.	4.3%
Alibaba Group Holding Ltd.	3.9%
HDFC Bank Ltd.	2.8%
Power Grid Corp. of India Ltd.	2.6%
Southern Copper Corp.	2.4%
Contemporary Amperex Technology Co. Ltd., Class A	2.4%
ICICI Bank Ltd.	2.0%
Al Rajhi Bank	1.8%

Availability of Additional Information

You can find additional information, including the Fund's prospectus, financial information, fund holdings, and proxy voting information at abrdn.com/us/literature or call 866-667-9231. The QR code can be used to access the Fund's prospectus, financial information and holdings.

abrdn Emerging Markets Fund

(GEGCX)

Class C

abrdn Emerging Markets Fund

Class R

GEMRX

Annual Shareholder Report - October 31, 2024

This annual shareholder report contains important information about the abrdn Emerging Markets Fund (the "Fund") for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at abrdn.com/us/literature. You can also request this information by contacting us at 866-667-9231.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Share Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
R	$190	1.74%

How did the fund perform last year and what affected its performance?

The following discussion compares the performance of the Fund to the MSCI Emerging Markets Index (Net TR) to show how the Fund’s performance measures against the returns of similar investments for the reporting period.

What contributed to performance?

Chipmaker TSMC was the top stock contributor, reporting strong results exceeding market expectations, and benefitting from the global AI-driven tech sector rally for the greater part of the reporting period. Several high conviction names in China did well, including Tencent, battery maker Contemporary Amperex Technology Co. and electrical goods manufacturer Midea Group. HD Korea Shipbuilding & Offshore Engineering outperformed on good results and improving order flows that included large containers and favorable new vessel pricing. Power Grid Corporation of India was also a top contributor, with solid fundamentals, earnings visibility, and a robust pipeline of projects. Peruvian miner, Southern Copper, outperformed on relatively improving demand outlook and pricing for copper.

What detracted from performance?

The Fund’s exposure to China and Hong Kong dragged on performance for the greater part of the year up until mid-September 2024 when Chinese authorities announced a slew of stimulus measures that saw a sharp re-rating across the board, but that exuberance was short-lived. The Fund consolidated its exposure by backing the highest conviction ideas. In Taiwan, the Fund sold Hon Hai Precision Industry early into the reporting period on concerns around near-term softness in Apple sales and a weakening outlook for electric vehicles. Hon Hai shares, however, re-rated later in the period, which detracted from Fund performance. Not holding SK Hynix earlier in the period was costly as its share price jumped on the back of growing demand for high-performance memory chips. The Fund’s core memory position in Samsung Electronics’ preferred shares lagged technology peers on the uncertainty around its high bandwidth memory (HBM) product qualifying for use by a key customer.

abrdn Emerging Markets Fund

(GEMRX)

Class R

Fund Performance

Total Return Based on $10,000 Investment

The following graph reflects a hypothetical $10,000 investment for the most recently completed 10 fiscal years as compared to a broad-based securities market index, which is also the performance benchmark.

	Class R	MSCI Emerging Markets Index (Net TR)
10/14	$10,000	$10,118
11/14	$9,987	$10,011
12/14	$9,357	$9,550
01/15	$9,552	$9,607
02/15	$9,894	$9,904
03/15	$9,650	$9,763
04/15	$9,943	$10,514
05/15	$9,678	$10,093
06/15	$9,454	$9,831
07/15	$9,161	$9,150
08/15	$8,308	$8,322
09/15	$8,043	$8,072
10/15	$8,541	$8,648
11/15	$8,239	$8,310
12/15	$8,024	$8,125
01/16	$7,711	$7,598
02/16	$7,676	$7,585
03/16	$8,663	$8,589
04/16	$8,819	$8,636
05/16	$8,499	$8,314
06/16	$9,025	$8,646
07/16	$9,394	$9,081
08/16	$9,444	$9,307
09/16	$9,486	$9,426
10/16	$9,536	$9,449
11/16	$8,847	$9,014
12/16	$8,930	$9,034
01/17	$9,381	$9,528
02/17	$9,545	$9,820
03/17	$9,982	$10,068
04/17	$10,196	$10,288
05/17	$10,447	$10,592
06/17	$10,583	$10,699
07/17	$10,933	$11,337
08/17	$11,176	$11,590
09/17	$11,026	$11,544
10/17	$11,169	$11,948
11/17	$11,033	$11,972
12/17	$11,550	$12,402
01/18	$12,410	$13,436
02/18	$11,753	$12,816
03/18	$11,529	$12,578
04/18	$11,269	$12,522
05/18	$10,734	$12,078
06/18	$10,236	$11,577
07/18	$10,611	$11,831
08/18	$10,272	$11,511
09/18	$10,156	$11,450
10/18	$9,390	$10,453
11/18	$9,947	$10,884
12/18	$9,784	$10,595
01/19	$10,506	$11,523
02/19	$10,536	$11,549
03/19	$10,835	$11,646
04/19	$11,215	$11,891
05/19	$10,485	$11,028
06/19	$11,207	$11,716
07/19	$11,047	$11,573
08/19	$10,594	$11,009
09/19	$10,718	$11,219
10/19	$11,054	$11,692
11/19	$10,857	$11,676
12/19	$11,715	$12,547
01/20	$11,160	$11,962
02/20	$10,679	$11,331
03/20	$8,636	$9,586
04/20	$9,421	$10,464
05/20	$9,702	$10,544
06/20	$10,605	$11,319
07/20	$11,655	$12,331
08/20	$12,025	$12,603
09/20	$11,833	$12,401
10/20	$12,284	$12,657
11/20	$13,587	$13,827
12/20	$14,892	$14,844
01/21	$15,436	$15,299
02/21	$15,354	$15,416
03/21	$15,131	$15,183
04/21	$15,257	$15,561
05/21	$15,570	$15,922
06/21	$15,742	$15,950
07/21	$14,944	$14,876
08/21	$15,183	$15,266
09/21	$14,557	$14,659
10/21	$14,825	$14,803
11/21	$13,908	$14,200
12/21	$14,047	$14,467
01/22	$13,790	$14,193
02/22	$12,817	$13,769
03/22	$12,135	$13,458
04/22	$11,055	$12,709
05/22	$11,296	$12,765
06/22	$10,689	$11,917
07/22	$10,639	$11,887
08/22	$10,473	$11,937
09/22	$9,401	$10,538
10/22	$9,235	$10,210
11/22	$10,606	$11,725
12/22	$10,298	$11,560
01/23	$11,250	$12,473
02/23	$10,433	$11,664
03/23	$10,837	$12,017
04/23	$10,635	$11,881
05/23	$10,408	$11,682
06/23	$10,803	$12,125
07/23	$11,275	$12,880
08/23	$10,627	$12,087
09/23	$10,189	$11,770
10/23	$9,869	$11,313
11/23	$10,534	$12,219
12/23	$10,912	$12,696
01/24	$10,326	$12,107
02/24	$10,810	$12,683
03/24	$11,074	$12,997
04/24	$10,980	$13,055
05/24	$11,091	$13,129
06/24	$11,371	$13,647
07/24	$11,558	$13,687
08/24	$11,609	$13,908
09/24	$12,221	$14,837
10/24	$11,635	$14,177

Average Annual Total Returns for the Period Ended October 31, 2024 (%)

AATR	1 Year	5 Years	10 Years
Class R	17.89%	1.03%	1.53%
MSCI Emerging Markets Index (Net TR)	25.32%	3.93%	3.43%

THE FUND'S PAST PERFORMANCE IS NOT A GOOD PREDICTOR OF THE FUND'S FUTURE PERFORMANCE.

Fund performance data shown above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Key Fund Statistics as of October 31, 2024

Total Net Assets	$1,240,789,006
Total Number of Portfolio Holdings	65
Portfolio Turnover Rate	33%
Total Advisory Fees Paid	$12,628,392

abrdn Emerging Markets Fund

(GEMRX)

Class R

What did the Fund invest in?

The tables below show the investment makeup of the Fund as of October 31, 2024.

Geographic Allocation (% of total net assets)

China	27.0%
India	19.5%
Taiwan	18.1%
South Korea	9.8%
Mexico	5.7%
Brazil	4.5%
Saudi Arabia	3.3%
Indonesia	2.3%
United Arab Emirates	2.1%
Other	7.8%

Ten Largest Holdings (% of total net assets)

Taiwan Semiconductor Manufacturing Co. Ltd.	12.6%
Tencent Holdings Ltd.	7.3%
Samsung Electronics Co. Ltd.	4.3%
Alibaba Group Holding Ltd.	3.9%
HDFC Bank Ltd.	2.8%
Power Grid Corp. of India Ltd.	2.6%
Southern Copper Corp.	2.4%
Contemporary Amperex Technology Co. Ltd., Class A	2.4%
ICICI Bank Ltd.	2.0%
Al Rajhi Bank	1.8%

Availability of Additional Information

You can find additional information, including the Fund's prospectus, financial information, fund holdings, and proxy voting information at abrdn.com/us/literature or call 866-667-9231. The QR code can be used to access the Fund's prospectus, financial information and holdings.

abrdn Emerging Markets Fund

(GEMRX)

Class R

abrdn Emerging Markets Fund

Institutional Class

ABEMX

Annual Shareholder Report - October 31, 2024

This annual shareholder report contains important information about the abrdn Emerging Markets Fund (the "Fund") for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at abrdn.com/us/literature. You can also request this information by contacting us at 866-667-9231.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Share Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Institutional	$120	1.10%

How did the fund perform last year and what affected its performance?

The following discussion compares the performance of the Fund to the MSCI Emerging Markets Index (Net TR) to show how the Fund’s performance measures against the returns of similar investments for the reporting period.

What contributed to performance?

Chipmaker TSMC was the top stock contributor, reporting strong results exceeding market expectations, and benefitting from the global AI-driven tech sector rally for the greater part of the reporting period. Several high conviction names in China did well, including Tencent, battery maker Contemporary Amperex Technology Co. and electrical goods manufacturer Midea Group. HD Korea Shipbuilding & Offshore Engineering outperformed on good results and improving order flows that included large containers and favorable new vessel pricing. Power Grid Corporation of India was also a top contributor, with solid fundamentals, earnings visibility, and a robust pipeline of projects. Peruvian miner, Southern Copper, outperformed on relatively improving demand outlook and pricing for copper.

What detracted from performance?

The Fund’s exposure to China and Hong Kong dragged on performance for the greater part of the year up until mid-September 2024 when Chinese authorities announced a slew of stimulus measures that saw a sharp re-rating across the board, but that exuberance was short-lived. The Fund consolidated its exposure by backing the highest conviction ideas. In Taiwan, the Fund sold Hon Hai Precision Industry early into the reporting period on concerns around near-term softness in Apple sales and a weakening outlook for electric vehicles. Hon Hai shares, however, re-rated later in the period, which detracted from Fund performance. Not holding SK Hynix earlier in the period was costly as its share price jumped on the back of growing demand for high-performance memory chips. The Fund’s core memory position in Samsung Electronics’ preferred shares lagged technology peers on the uncertainty around its high bandwidth memory (HBM) product qualifying for use by a key customer.

abrdn Emerging Markets Fund

(ABEMX)

Institutional Class

Fund Performance

Total Return Based on $1,000,000 Investment

The following graph reflects a hypothetical $1,000,000 investment for the most recently completed 10 fiscal years as compared to a broad-based securities market index, which is also the performance benchmark.

	Institutional Class	MSCI Emerging Markets Index (Net TR)
10/14	$1,000,000	$1,000,000
11/14	$998,658	$989,423
12/14	$937,104	$943,824
01/15	$956,554	$949,482
02/15	$991,982	$978,881
03/15	$966,974	$964,960
04/15	$997,539	$1,039,180
05/15	$971,837	$997,565
06/15	$949,121	$971,657
07/15	$921,185	$904,303
08/15	$835,283	$822,511
09/15	$808,920	$797,767
10/15	$859,522	$854,675
11/15	$830,707	$821,336
12/15	$808,887	$803,027
01/16	$778,269	$750,931
02/16	$775,421	$749,703
03/16	$875,107	$848,909
04/16	$891,484	$853,522
05/16	$859,442	$821,684
06/16	$912,846	$854,525
07/16	$950,584	$897,526
08/16	$956,281	$919,831
09/16	$961,265	$931,659
10/16	$966,962	$933,881
11/16	$897,181	$890,893
12/16	$905,633	$892,860
01/17	$952,501	$941,720
02/17	$969,806	$970,548
03/17	$1,014,511	$995,048
04/17	$1,036,863	$1,016,833
05/17	$1,063,542	$1,046,895
06/17	$1,077,963	$1,057,434
07/17	$1,114,015	$1,120,467
08/17	$1,139,252	$1,145,459
09/17	$1,124,110	$1,140,905
10/17	$1,139,973	$1,180,900
11/17	$1,126,994	$1,183,271
12/17	$1,179,502	$1,225,747
01/18	$1,267,928	$1,327,907
02/18	$1,201,426	$1,266,665
03/18	$1,180,233	$1,243,114
04/18	$1,153,924	$1,237,614
05/18	$1,099,114	$1,193,760
06/18	$1,049,420	$1,144,163
07/18	$1,088,883	$1,169,297
08/18	$1,054,536	$1,137,680
09/18	$1,042,113	$1,131,642
10/18	$964,648	$1,033,096
11/18	$1,021,650	$1,075,670
12/18	$1,006,725	$1,047,174
01/19	$1,080,967	$1,138,862
02/19	$1,084,679	$1,141,422
03/19	$1,115,861	$1,151,002
04/19	$1,155,209	$1,175,233
05/19	$1,081,710	$1,089,956
06/19	$1,155,952	$1,157,981
07/19	$1,140,361	$1,143,822
08/19	$1,094,331	$1,088,053
09/19	$1,107,694	$1,108,823
10/19	$1,142,588	$1,155,579
11/19	$1,123,285	$1,153,989
12/19	$1,212,282	$1,240,083
01/20	$1,155,563	$1,182,277
02/20	$1,106,406	$1,119,931
03/20	$895,410	$947,436
04/20	$977,086	$1,034,197
05/20	$1,007,336	$1,042,140
06/20	$1,101,112	$1,118,747
07/20	$1,211,526	$1,218,720
08/20	$1,250,095	$1,245,660
09/20	$1,231,189	$1,225,680
10/20	$1,278,077	$1,250,933
11/20	$1,414,204	$1,366,628
12/20	$1,550,674	$1,467,094
01/21	$1,608,671	$1,512,072
02/21	$1,600,277	$1,523,637
03/21	$1,578,909	$1,500,626
04/21	$1,592,646	$1,537,988
05/21	$1,626,223	$1,573,655
06/21	$1,644,538	$1,576,367
07/21	$1,562,121	$1,470,280
08/21	$1,588,067	$1,508,765
09/21	$1,523,201	$1,448,805
10/21	$1,552,200	$1,463,095
11/21	$1,456,809	$1,403,469
12/21	$1,472,633	$1,429,803
01/22	$1,446,153	$1,402,738
02/22	$1,344,504	$1,360,810
03/22	$1,273,605	$1,330,075
04/22	$1,161,706	$1,256,088
05/22	$1,187,332	$1,261,618
06/22	$1,124,975	$1,177,784
07/22	$1,119,850	$1,174,891
08/22	$1,102,766	$1,179,796
09/22	$990,012	$1,041,486
10/22	$973,783	$1,009,149
11/22	$1,118,996	$1,158,824
12/22	$1,086,221	$1,142,536
01/23	$1,187,973	$1,232,752
02/23	$1,101,875	$1,152,818
03/23	$1,144,489	$1,187,733
04/23	$1,124,487	$1,174,273
05/23	$1,101,006	$1,154,550
06/23	$1,142,750	$1,198,388
07/23	$1,194,061	$1,272,989
08/23	$1,125,357	$1,194,573
09/23	$1,080,134	$1,163,332
10/23	$1,046,216	$1,118,131
11/23	$1,118,399	$1,207,615
12/23	$1,158,486	$1,254,826
01/24	$1,097,606	$1,196,560
02/24	$1,149,662	$1,253,483
03/24	$1,177,897	$1,284,544
04/24	$1,169,073	$1,290,291
05/24	$1,181,426	$1,297,579
06/24	$1,211,425	$1,348,760
07/24	$1,231,718	$1,352,774
08/24	$1,237,894	$1,374,615
09/24	$1,304,068	$1,466,405
10/24	$1,242,306	$1,401,190

Average Annual Total Returns for the Period Ended October 31, 2024 (%)

AATR	1 Year	5 Years	10 Years
Institutional Class	18.74%	1.69%	2.19%
MSCI Emerging Markets Index (Net TR)	25.32%	3.93%	3.43%

THE FUND'S PAST PERFORMANCE IS NOT A GOOD PREDICTOR OF THE FUND'S FUTURE PERFORMANCE.

Fund performance data shown above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Key Fund Statistics as of October 31, 2024

Total Net Assets	$1,240,789,006
Total Number of Portfolio Holdings	65
Portfolio Turnover Rate	33%
Total Advisory Fees Paid	$12,628,392

abrdn Emerging Markets Fund

(ABEMX)

Institutional Class

What did the Fund invest in?

The tables below show the investment makeup of the Fund as of October 31, 2024.

Geographic Allocation (% of total net assets)

China	27.0%
India	19.5%
Taiwan	18.1%
South Korea	9.8%
Mexico	5.7%
Brazil	4.5%
Saudi Arabia	3.3%
Indonesia	2.3%
United Arab Emirates	2.1%
Other	7.8%

Ten Largest Holdings (% of total net assets)

Taiwan Semiconductor Manufacturing Co. Ltd.	12.6%
Tencent Holdings Ltd.	7.3%
Samsung Electronics Co. Ltd.	4.3%
Alibaba Group Holding Ltd.	3.9%
HDFC Bank Ltd.	2.8%
Power Grid Corp. of India Ltd.	2.6%
Southern Copper Corp.	2.4%
Contemporary Amperex Technology Co. Ltd., Class A	2.4%
ICICI Bank Ltd.	2.0%
Al Rajhi Bank	1.8%

Availability of Additional Information

You can find additional information, including the Fund's prospectus, financial information, fund holdings, and proxy voting information at abrdn.com/us/literature or call 866-667-9231. The QR code can be used to access the Fund's prospectus, financial information and holdings.

abrdn Emerging Markets Fund

(ABEMX)

Institutional Class

abrdn Emerging Markets Fund

Institutional Service Class

AEMSX

Annual Shareholder Report - October 31, 2024

This annual shareholder report contains important information about the abrdn Emerging Markets Fund (the "Fund") for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at abrdn.com/us/literature. You can also request this information by contacting us at 866-667-9231.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Share Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Institutional Service	$137	1.25%

How did the fund perform last year and what affected its performance?

The following discussion compares the performance of the Fund to the MSCI Emerging Markets Index (Net TR) to show how the Fund’s performance measures against the returns of similar investments for the reporting period.

What contributed to performance?

Chipmaker TSMC was the top stock contributor, reporting strong results exceeding market expectations, and benefitting from the global AI-driven tech sector rally for the greater part of the reporting period. Several high conviction names in China did well, including Tencent, battery maker Contemporary Amperex Technology Co. and electrical goods manufacturer Midea Group. HD Korea Shipbuilding & Offshore Engineering outperformed on good results and improving order flows that included large containers and favorable new vessel pricing. Power Grid Corporation of India was also a top contributor, with solid fundamentals, earnings visibility, and a robust pipeline of projects. Peruvian miner, Southern Copper, outperformed on relatively improving demand outlook and pricing for copper.

What detracted from performance?

The Fund’s exposure to China and Hong Kong dragged on performance for the greater part of the year up until mid-September 2024 when Chinese authorities announced a slew of stimulus measures that saw a sharp re-rating across the board, but that exuberance was short-lived. The Fund consolidated its exposure by backing the highest conviction ideas. In Taiwan, the Fund sold Hon Hai Precision Industry early into the reporting period on concerns around near-term softness in Apple sales and a weakening outlook for electric vehicles. Hon Hai shares, however, re-rated later in the period, which detracted from Fund performance. Not holding SK Hynix earlier in the period was costly as its share price jumped on the back of growing demand for high-performance memory chips. The Fund’s core memory position in Samsung Electronics’ preferred shares lagged technology peers on the uncertainty around its high bandwidth memory (HBM) product qualifying for use by a key customer.

abrdn Emerging Markets Fund

(AEMSX)

Institutional Service Class

Fund Performance

Total Return Based on $1,000,000 Investment

The following graph reflects a hypothetical $1,000,000 investment for the most recently completed 10 fiscal years as compared to a broad-based securities market index, which is also the performance benchmark.

	Institutional Service Class	MSCI Emerging Markets Index (Net TR)
10/14	$1,000,000	$1,000,000
11/14	$999,328	$989,423
12/14	$936,679	$943,824
01/15	$956,135	$949,482
02/15	$990,878	$978,881
03/15	$966,558	$964,960
04/15	$996,437	$1,039,180
05/15	$970,727	$997,565
06/15	$948,304	$971,657
07/15	$919,673	$904,303
08/15	$833,781	$822,511
09/15	$808,104	$797,767
10/15	$857,952	$854,675
11/15	$828,465	$821,336
12/15	$807,370	$803,027
01/16	$776,099	$750,931
02/16	$773,256	$749,703
03/16	$872,756	$848,909
04/16	$889,103	$853,522
05/16	$857,120	$821,684
06/16	$909,713	$854,525
07/16	$947,381	$897,526
08/16	$953,067	$919,831
09/16	$957,331	$931,659
10/16	$963,017	$933,881
11/16	$893,367	$890,893
12/16	$902,533	$892,860
01/17	$948,522	$941,720
02/17	$965,768	$970,548
03/17	$1,010,319	$995,048
04/17	$1,031,877	$1,016,833
05/17	$1,058,464	$1,046,895
06/17	$1,072,117	$1,057,434
07/17	$1,108,764	$1,120,467
08/17	$1,133,196	$1,145,459
09/17	$1,118,106	$1,140,905
10/17	$1,133,915	$1,180,900
11/17	$1,120,262	$1,183,271
12/17	$1,172,768	$1,225,747
01/18	$1,260,690	$1,327,907
02/18	$1,194,567	$1,266,665
03/18	$1,172,768	$1,243,114
04/18	$1,146,610	$1,237,614
05/18	$1,092,840	$1,193,760
06/18	$1,042,703	$1,144,163
07/18	$1,081,941	$1,169,297
08/18	$1,047,789	$1,137,680
09/18	$1,036,163	$1,131,642
10/18	$958,415	$1,033,096
11/18	$1,015,818	$1,075,670
12/18	$1,000,248	$1,047,174
01/19	$1,073,328	$1,138,862
02/19	$1,077,758	$1,141,422
03/19	$1,108,023	$1,151,002
04/19	$1,147,147	$1,175,233
05/19	$1,074,067	$1,089,956
06/19	$1,147,886	$1,157,981
07/19	$1,132,384	$1,143,822
08/19	$1,085,878	$1,088,053
09/19	$1,099,165	$1,108,823
10/19	$1,133,860	$1,155,579
11/19	$1,114,667	$1,153,989
12/19	$1,202,750	$1,240,083
01/20	$1,146,371	$1,182,277
02/20	$1,097,509	$1,119,931
03/20	$888,531	$947,436
04/20	$968,965	$1,034,197
05/20	$999,034	$1,042,140
06/20	$1,091,495	$1,118,747
07/20	$1,200,495	$1,218,720
08/20	$1,239,584	$1,245,660
09/20	$1,220,039	$1,225,680
10/20	$1,266,646	$1,250,933
11/20	$1,401,204	$1,366,628
12/20	$1,536,370	$1,467,094
01/21	$1,594,003	$1,512,072
02/21	$1,585,661	$1,523,637
03/21	$1,563,670	$1,500,626
04/21	$1,577,319	$1,537,988
05/21	$1,610,686	$1,573,655
06/21	$1,628,886	$1,576,367
07/21	$1,546,986	$1,470,280
08/21	$1,572,011	$1,508,765
09/21	$1,508,312	$1,448,805
10/21	$1,536,370	$1,463,095
11/21	$1,442,337	$1,403,469
12/21	$1,456,921	$1,429,803
01/22	$1,431,465	$1,402,738
02/22	$1,330,490	$1,360,810
03/22	$1,260,062	$1,330,075
04/22	$1,148,905	$1,256,088
05/22	$1,174,361	$1,261,618
06/22	$1,112,419	$1,177,784
07/22	$1,107,328	$1,174,891
08/22	$1,090,357	$1,179,796
09/22	$978,352	$1,041,486
10/22	$962,230	$1,009,149
11/22	$1,105,631	$1,158,824
12/22	$1,073,916	$1,142,536
01/23	$1,173,272	$1,232,752
02/23	$1,088,603	$1,152,818
03/23	$1,130,938	$1,187,733
04/23	$1,110,202	$1,174,273
05/23	$1,086,875	$1,154,550
06/23	$1,129,210	$1,198,388
07/23	$1,178,456	$1,272,989
08/23	$1,111,066	$1,194,573
09/23	$1,066,140	$1,163,332
10/23	$1,032,445	$1,118,131
11/23	$1,103,291	$1,207,615
12/23	$1,143,442	$1,254,826
01/24	$1,082,984	$1,196,560
02/24	$1,133,804	$1,253,483
03/24	$1,161,842	$1,284,544
04/24	$1,153,080	$1,290,291
05/24	$1,164,471	$1,297,579
06/24	$1,195,138	$1,348,760
07/24	$1,214,414	$1,352,774
08/24	$1,220,548	$1,374,615
09/24	$1,285,387	$1,466,405
10/24	$1,224,052	$1,401,190

Average Annual Total Returns for the Period Ended October 31, 2024 (%)

AATR	1 Year	5 Years	10 Years
Institutional Service Class	18.56%	1.54%	2.04%
MSCI Emerging Markets Index (Net TR)	25.32%	3.93%	3.43%

THE FUND'S PAST PERFORMANCE IS NOT A GOOD PREDICTOR OF THE FUND'S FUTURE PERFORMANCE.

Fund performance data shown above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Key Fund Statistics as of October 31, 2024

Total Net Assets	$1,240,789,006
Total Number of Portfolio Holdings	65
Portfolio Turnover Rate	33%
Total Advisory Fees Paid	$12,628,392

abrdn Emerging Markets Fund

(AEMSX)

Institutional Service Class

What did the Fund invest in?

The tables below show the investment makeup of the Fund as of October 31, 2024.

Geographic Allocation (% of total net assets)

China	27.0%
India	19.5%
Taiwan	18.1%
South Korea	9.8%
Mexico	5.7%
Brazil	4.5%
Saudi Arabia	3.3%
Indonesia	2.3%
United Arab Emirates	2.1%
Other	7.8%

Ten Largest Holdings (% of total net assets)

Taiwan Semiconductor Manufacturing Co. Ltd.	12.6%
Tencent Holdings Ltd.	7.3%
Samsung Electronics Co. Ltd.	4.3%
Alibaba Group Holding Ltd.	3.9%
HDFC Bank Ltd.	2.8%
Power Grid Corp. of India Ltd.	2.6%
Southern Copper Corp.	2.4%
Contemporary Amperex Technology Co. Ltd., Class A	2.4%
ICICI Bank Ltd.	2.0%
Al Rajhi Bank	1.8%

Availability of Additional Information

You can find additional information, including the Fund's prospectus, financial information, fund holdings, and proxy voting information at abrdn.com/us/literature or call 866-667-9231. The QR code can be used to access the Fund's prospectus, financial information and holdings.

abrdn Emerging Markets Fund

(AEMSX)

Institutional Service Class

abrdn Global Equity Impact Fund

Class A

JETAX

Annual Shareholder Report - October 31, 2024

This annual shareholder report contains important information about the abrdn Global Equity Impact Fund (the "Fund") for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at abrdn.com/us/literature. You can also request this information by contacting us at 866-667-9231.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Share Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
A	$142	1.29%

How did the fund perform last year and what affected its performance?

The following discussion compares the performance of the Fund to the MSCI All Country World Index (Net TR) (the “Index”) to show how the Fund’s performance measures against the returns of similar investments for the reporting period.

What contributed to performance?

Tetra Tech, the US environmental consultancy, rose strongly as it announced results that beat expectations and raised its guidance for the year. Sentiment towards the US insulin pump manufacturer Insulet Corporation recovered as fears that GLP-1 weight-loss drugs could adversely affect the company's addressable market and future growth eased. Additionally, the shares were helped during the period by earlier-than-expected approval of its main Omnipod product for use in Type II diabetes patients. Shares in battery manufacturer Contemporary Amperex Technology Company performed well after the multi-faceted stimulus measures announced in China in September 2024.

What detracted from performance?

Not owning NVIDIA, which is included in the Index but does not meet the Fund’s impact criteria, had the largest negative effect on performance. The company’s recent results moderately exceeded guidance, and its comments about a strong demand environment, coupled with supply constraints for both existing and new products, drove the shares higher. Coursera, the US-based education platform, was weak as investors feared that the growth of its online education business could be held back by the rise of ChatGPT and other artificial-intelligence engines. Remitly Global, the US digital remittance business, fell as higher investments concerned investors and raised questions about returns and the competitive landscape.

abrdn Global Equity Impact Fund

(JETAX)

Class A

Fund Performance

Total Return Based on $10,000 Investment

The following graph reflects a hypothetical $10,000 investment for the most recently completed 10 fiscal years as compared to a broad-based securities market index, which is also the performance benchmark.

	Class A with sales load	MSCI All Country World Index (Net TR)
10/14	$9,422	$10,070
11/14	$9,307	$10,239
12/14	$8,870	$10,041
01/15	$8,830	$9,884
02/15	$9,241	$10,435
03/15	$8,991	$10,273
04/15	$9,410	$10,571
05/15	$9,289	$10,557
06/15	$8,894	$10,309
07/15	$8,741	$10,398
08/15	$8,015	$9,685
09/15	$7,580	$9,334
10/15	$8,128	$10,067
11/15	$7,894	$9,984
12/15	$7,564	$9,804
01/16	$7,197	$9,213
02/16	$7,214	$9,149
03/16	$7,772	$9,827
04/16	$7,913	$9,972
05/16	$7,813	$9,985
06/16	$8,072	$9,924
07/16	$8,272	$10,352
08/16	$8,272	$10,387
09/16	$8,372	$10,451
10/16	$8,155	$10,273
11/16	$7,888	$10,351
12/16	$8,012	$10,575
01/17	$8,418	$10,864
02/17	$8,757	$11,169
03/17	$9,045	$11,305
04/17	$9,307	$11,482
05/17	$9,646	$11,735
06/17	$9,654	$11,789
07/17	$9,815	$12,118
08/17	$9,824	$12,164
09/17	$9,942	$12,399
10/17	$10,120	$12,657
11/17	$10,146	$12,902
12/17	$10,369	$13,110
01/18	$10,831	$13,850
02/18	$10,221	$13,268
03/18	$10,213	$12,984
04/18	$10,186	$13,108
05/18	$9,899	$13,124
06/18	$9,830	$13,053
07/18	$10,117	$13,447
08/18	$9,943	$13,552
09/18	$9,803	$13,611
10/18	$8,959	$12,591
11/18	$9,142	$12,776
12/18	$8,747	$11,876
01/19	$9,323	$12,813
02/19	$9,518	$13,156
03/19	$9,536	$13,322
04/19	$9,838	$13,771
05/19	$9,447	$12,955
06/19	$9,953	$13,803
07/19	$9,847	$13,843
08/19	$9,838	$13,515
09/19	$9,935	$13,799
10/19	$10,281	$14,177
11/19	$10,610	$14,523
12/19	$11,066	$15,034
01/20	$11,111	$14,868
02/20	$10,404	$13,667
03/20	$8,925	$11,822
04/20	$9,950	$13,089
05/20	$10,613	$13,658
06/20	$11,039	$14,094
07/20	$11,683	$14,840
08/20	$12,436	$15,748
09/20	$12,155	$15,240
10/20	$11,919	$14,870
11/20	$13,415	$16,703
12/20	$14,350	$17,478
01/21	$14,377	$17,399
02/21	$14,286	$17,802
03/21	$14,577	$18,277
04/21	$15,206	$19,076
05/21	$15,542	$19,373
06/21	$15,752	$19,628
07/21	$15,961	$19,764
08/21	$16,489	$20,258
09/21	$15,807	$19,422
10/21	$16,799	$20,413
11/21	$15,870	$19,921
12/21	$16,202	$20,718
01/22	$14,381	$19,701
02/22	$13,889	$19,192
03/22	$14,217	$19,608
04/22	$13,079	$18,038
05/22	$12,714	$18,059
06/22	$12,068	$16,537
07/22	$13,033	$17,692
08/22	$12,295	$17,040
09/22	$10,911	$15,409
10/22	$11,904	$16,339
11/22	$13,361	$17,606
12/22	$13,003	$16,913
01/23	$13,766	$18,126
02/23	$13,079	$17,606
03/23	$13,432	$18,149
04/23	$13,595	$18,410
05/23	$13,251	$18,213
06/23	$13,824	$19,270
07/23	$14,081	$19,976
08/23	$13,184	$19,418
09/23	$12,459	$18,615
10/23	$12,038	$18,055
11/23	$13,089	$19,721
12/23	$13,838	$20,669
01/24	$13,414	$20,790
02/24	$13,925	$21,682
03/24	$14,321	$22,363
04/24	$13,684	$21,625
05/24	$14,301	$22,503
06/24	$14,089	$23,004
07/24	$14,465	$23,375
08/24	$14,812	$23,969
09/24	$15,169	$24,526
10/24	$14,504	$23,975

Average Annual Total Returns for the Period Ended October 31, 2024 (%)

AATR	1 Year	5 Years	10 Years
Class A without sales load	20.48%	7.12%	4.41%
Class A with sales load - 5.75%	13.54%	5.86%	3.79%
MSCI All Country World Index (Net TR)	32.79%	11.08%	9.06%

THE FUND'S PAST PERFORMANCE IS NOT A GOOD PREDICTOR OF THE FUND'S FUTURE PERFORMANCE.

Fund performance data shown above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Key Fund Statistics as of October 31, 2024

Total Net Assets	$42,973,272
Total Number of Portfolio Holdings	42
Portfolio Turnover Rate	49%
Total Advisory Fees Paid	$117,353

abrdn Global Equity Impact Fund

(JETAX)

Class A

What did the Fund invest in?

The tables below show the investment makeup of the Fund as of October 31, 2024.

Geographic Allocation (% of total net assets)

United States	56.6%
United Kingdom	10.7%
Taiwan	6.7%
China	4.9%
Denmark	4.4%
Netherlands	3.0%
Canada	3.0%
Brazil	2.9%
Ireland	2.4%
Other	5.4%

Ten Largest Holdings (% of total net assets)

Microsoft Corp.	6.1%
Tetra Tech, Inc.	4.6%
RELX PLC	4.0%
UnitedHealth Group, Inc.	4.0%
NextEra Energy, Inc.	3.8%
Taiwan Semiconductor Manufacturing Co. Ltd.	3.5%
AstraZeneca PLC	3.3%
Prologis, Inc.	3.2%
Westinghouse Air Brake Technologies Corp.	3.2%
Novo Nordisk AS, Class B	3.1%

Availability of Additional Information

You can find additional information, including the Fund's prospectus, financial information, fund holdings, and proxy voting information at abrdn.com/us/literature or call 866-667-9231. The QR code can be used to access the Fund's prospectus, financial information and holdings.

abrdn Global Equity Impact Fund

(JETAX)

Class A

abrdn Global Equity Impact Fund

Institutional Class

JETIX

Annual Shareholder Report - October 31, 2024

This annual shareholder report contains important information about the abrdn Global Equity Impact Fund (the "Fund") for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at abrdn.com/us/literature. You can also request this information by contacting us at 866-667-9231.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Share Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Institutional	$115	1.04%

How did the fund perform last year and what affected its performance?

The following discussion compares the performance of the Fund to the MSCI All Country World Index (Net TR) (the “Index”) to show how the Fund’s performance measures against the returns of similar investments for the reporting period.

What contributed to performance?

Tetra Tech, the US environmental consultancy, rose strongly as it announced results that beat expectations and raised its guidance for the year. Sentiment towards the US insulin pump manufacturer Insulet Corporation recovered as fears that GLP-1 weight-loss drugs could adversely affect the company's addressable market and future growth eased. Additionally, the shares were helped during the period by earlier-than-expected approval of its main Omnipod product for use in Type II diabetes patients. Shares in battery manufacturer Contemporary Amperex Technology Company performed well after the multi-faceted stimulus measures announced in China in September 2024.

What detracted from performance?

Not owning NVIDIA, which is included in the Index but does not meet the Fund’s impact criteria, had the largest negative effect on performance. The company’s recent results moderately exceeded guidance, and its comments about a strong demand environment, coupled with supply constraints for both existing and new products, drove the shares higher. Coursera, the US-based education platform, was weak as investors feared that the growth of its online education business could be held back by the rise of ChatGPT and other artificial-intelligence engines. Remitly Global, the US digital remittance business, fell as higher investments concerned investors and raised questions about returns and the competitive landscape.

abrdn Global Equity Impact Fund

(JETIX)

Institutional Class

Fund Performance

Total Return Based on $1,000,000 Investment

The following graph reflects a hypothetical $1,000,000 investment for the most recently completed 10 fiscal years as compared to a broad-based securities market index, which is also the performance benchmark.

	Institutional Class	MSCI All Country World Index (Net TR)
10/14	$1,000,000	$1,007,043
11/14	$987,755	$1,023,889
12/14	$941,793	$1,004,127
01/15	$937,508	$988,432
02/15	$982,070	$1,043,460
03/15	$954,647	$1,027,288
04/15	$1,000,066	$1,057,098
05/15	$987,211	$1,055,718
06/15	$945,221	$1,030,863
07/15	$928,938	$1,039,816
08/15	$852,670	$968,536
09/15	$806,394	$933,447
10/15	$864,667	$1,006,706
11/15	$839,815	$998,395
12/15	$804,534	$980,390
01/16	$767,238	$921,262
02/16	$769,014	$914,921
03/16	$828,510	$982,726
04/16	$843,606	$997,232
05/16	$832,950	$998,492
06/16	$860,479	$992,443
07/16	$882,679	$1,035,214
08/16	$882,679	$1,038,695
09/16	$893,335	$1,045,061
10/16	$871,135	$1,027,323
11/16	$842,718	$1,035,131
12/16	$855,734	$1,057,491
01/17	$899,200	$1,086,406
02/17	$935,421	$1,116,881
03/17	$966,210	$1,130,545
04/17	$994,281	$1,148,164
05/17	$1,031,408	$1,173,519
06/17	$1,032,314	$1,178,855
07/17	$1,049,519	$1,211,800
08/17	$1,051,330	$1,216,443
09/17	$1,064,008	$1,239,945
10/17	$1,083,024	$1,265,692
11/17	$1,085,741	$1,290,194
12/17	$1,110,807	$1,310,994
01/18	$1,160,280	$1,384,956
02/18	$1,094,938	$1,326,790
03/18	$1,094,005	$1,298,388
04/18	$1,091,204	$1,310,787
05/18	$1,060,400	$1,312,423
06/18	$1,053,866	$1,305,316
07/18	$1,084,670	$1,344,680
08/18	$1,066,001	$1,355,245
09/18	$1,051,066	$1,361,143
10/18	$961,455	$1,259,140
11/18	$981,057	$1,277,556
12/18	$939,111	$1,187,572
01/19	$1,000,957	$1,281,342
02/19	$1,021,889	$1,315,614
03/19	$1,023,792	$1,332,159
04/19	$1,056,143	$1,377,141
05/19	$1,015,229	$1,295,450
06/19	$1,069,463	$1,380,276
07/19	$1,058,046	$1,384,320
08/19	$1,057,094	$1,351,481
09/19	$1,067,560	$1,379,918
10/19	$1,105,620	$1,417,685
11/19	$1,141,776	$1,452,292
12/19	$1,190,180	$1,503,435
01/20	$1,195,058	$1,486,828
02/20	$1,119,940	$1,366,737
03/20	$960,924	$1,182,223
04/20	$1,071,162	$1,308,869
05/20	$1,143,353	$1,365,793
06/20	$1,189,204	$1,409,434
07/20	$1,259,445	$1,483,974
08/20	$1,340,416	$1,574,801
09/20	$1,310,174	$1,524,025
10/20	$1,285,785	$1,486,978
11/20	$1,446,752	$1,670,267
12/20	$1,547,793	$1,747,816
01/21	$1,551,722	$1,739,867
02/21	$1,540,919	$1,780,169
03/21	$1,573,328	$1,827,716
04/21	$1,642,075	$1,907,628
05/21	$1,678,413	$1,937,315
06/21	$1,701,001	$1,962,844
07/21	$1,724,572	$1,976,370
08/21	$1,781,534	$2,025,837
09/21	$1,707,876	$1,942,150
10/21	$1,815,907	$2,041,284
11/21	$1,715,733	$1,992,129
12/21	$1,751,400	$2,071,815
01/22	$1,554,835	$1,970,063
02/22	$1,502,745	$1,919,182
03/22	$1,538,127	$1,960,750
04/22	$1,415,273	$1,803,808
05/22	$1,376,943	$1,805,919
06/22	$1,307,162	$1,653,686
07/22	$1,411,342	$1,769,167
08/22	$1,331,733	$1,704,036
09/22	$1,182,343	$1,540,910
10/22	$1,289,471	$1,633,899
11/22	$1,448,689	$1,760,630
12/22	$1,409,693	$1,691,347
01/23	$1,492,372	$1,812,578
02/23	$1,417,961	$1,760,629
03/23	$1,457,234	$1,814,914
04/23	$1,474,803	$1,840,999
05/23	$1,437,597	$1,821,281
06/23	$1,500,640	$1,927,026
07/23	$1,529,578	$1,997,570
08/23	$1,431,396	$1,941,751
09/23	$1,352,850	$1,861,458
10/23	$1,307,376	$1,805,489
11/23	$1,422,095	$1,972,129
12/23	$1,503,773	$2,066,858
01/24	$1,457,696	$2,078,974
02/24	$1,514,245	$2,168,190
03/24	$1,557,180	$2,236,264
04/24	$1,489,112	$2,162,483
05/24	$1,555,085	$2,250,309
06/24	$1,533,094	$2,300,429
07/24	$1,574,982	$2,337,529
08/24	$1,612,681	$2,396,894
09/24	$1,651,427	$2,452,576
10/24	$1,579,171	$2,397,524

Average Annual Total Returns for the Period Ended October 31, 2024 (%)

AATR	1 Year	5 Years	10 Years
Institutional Class	20.79%	7.39%	4.68%
MSCI All Country World Index (Net TR)	32.79%	11.08%	9.06%

THE FUND'S PAST PERFORMANCE IS NOT A GOOD PREDICTOR OF THE FUND'S FUTURE PERFORMANCE.

Fund performance data shown above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Key Fund Statistics as of October 31, 2024

Total Net Assets	$42,973,272
Total Number of Portfolio Holdings	42
Portfolio Turnover Rate	49%
Total Advisory Fees Paid	$117,353

abrdn Global Equity Impact Fund

(JETIX)

Institutional Class

What did the Fund invest in?

The tables below show the investment makeup of the Fund as of October 31, 2024.

Geographic Allocation (% of total net assets)

United States	56.6%
United Kingdom	10.7%
Taiwan	6.7%
China	4.9%
Denmark	4.4%
Netherlands	3.0%
Canada	3.0%
Brazil	2.9%
Ireland	2.4%
Other	5.4%

Ten Largest Holdings (% of total net assets)

Microsoft Corp.	6.1%
Tetra Tech, Inc.	4.6%
RELX PLC	4.0%
UnitedHealth Group, Inc.	4.0%
NextEra Energy, Inc.	3.8%
Taiwan Semiconductor Manufacturing Co. Ltd.	3.5%
AstraZeneca PLC	3.3%
Prologis, Inc.	3.2%
Westinghouse Air Brake Technologies Corp.	3.2%
Novo Nordisk AS, Class B	3.1%

Availability of Additional Information

You can find additional information, including the Fund's prospectus, financial information, fund holdings, and proxy voting information at abrdn.com/us/literature or call 866-667-9231. The QR code can be used to access the Fund's prospectus, financial information and holdings.

abrdn Global Equity Impact Fund

(JETIX)

Institutional Class

abrdn Global Infrastructure Fund

Class A

AIAFX

Annual Shareholder Report - October 31, 2024

This annual shareholder report contains important information about the abrdn Global Infrastructure Fund (the "Fund") for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at abrdn.com/us/literature. You can also request this information by contacting us at 866-667-9231.

This report describes material changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Share Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
A	$140	1.25%

How did the fund perform last year and what affected its performance?

The following discussion compares the performance of the Fund to the S&P Global Infrastructure Index (Net TR) (the “Index”) to show how the Fund’s performance measures against the returns of similar investments for the reporting period.

What contributed to performance?

Vistra Corporation, a leading power producer in the U.S., maintained its robust performance trajectory, with investors showing optimism towards sustained demand, particularly driven by the expansion of data centers. Similarly, International Container Terminal Services, a global port operator based in the Philippines, demonstrated exceptional performance. This was attributed to consistent market share gains in several of its key locations, including Melbourne, Manila, and Mexico. Helios Towers, which specializes in operating towers across Africa, also outperformed. The company's success was underpinned by significant organic growth, enhanced tenancy ratios, and improved profit margins, highlighting its strong operational efficiency.

What detracted from performance?

RWE, a leading German energy company, experienced a decline in performance as a result of falling gas prices in Europe, which also led to a decrease in power prices. Similarly, CCR, a prominent toll-road operator in Brazil, saw its performance dip, influenced by broader economic challenges in Brazil and a declining currency. CCR has been adversely affected by the increase in interest rates. Furthermore, CCR  disclosed that it did not win bids for several toll road projects in Brazil. EDP Renováveis, a Portuguese renewable energy firm, also saw a downturn in performance, attributed to lower power prices and asset rotation gains that fell short of expectations.

abrdn Global Infrastructure Fund

(AIAFX)

Class A

Fund Performance

Total Return Based on $10,000 Investment

The following graph reflects a hypothetical $10,000 investment for the most recently completed 10 fiscal years as compared to a broad-based securities market index, which is also the performance benchmark.

	Class A with sales load	MSCI All Country World Index (Net TR)	S&P Global Infrastructure Index (Net TR)
10/14	$9,424	$10,070	$10,164
11/14	$9,400	$10,239	$10,166
12/14	$9,211	$10,041	$10,098
01/15	$9,254	$9,884	$10,107
02/15	$9,531	$10,435	$10,096
03/15	$9,430	$10,273	$10,005
04/15	$9,863	$10,571	$10,440
05/15	$9,618	$10,557	$10,269
06/15	$9,323	$10,309	$9,795
07/15	$9,298	$10,398	$9,900
08/15	$8,638	$9,685	$9,349
09/15	$8,234	$9,334	$9,091
10/15	$8,656	$10,067	$9,524
11/15	$8,396	$9,984	$9,112
12/15	$8,169	$9,804	$8,869
01/16	$7,876	$9,213	$8,799
02/16	$7,866	$9,149	$8,877
03/16	$8,536	$9,827	$9,622
04/16	$8,877	$9,972	$9,842
05/16	$8,752	$9,985	$9,782
06/16	$8,917	$9,924	$10,069
07/16	$9,226	$10,352	$10,347
08/16	$9,053	$10,387	$10,149
09/16	$9,098	$10,451	$10,326
10/16	$8,981	$10,273	$10,033
11/16	$8,771	$10,351	$9,616
12/16	$8,975	$10,575	$9,884
01/17	$9,259	$10,864	$10,015
02/17	$9,575	$11,169	$10,307
03/17	$9,884	$11,305	$10,651
04/17	$10,046	$11,482	$10,828
05/17	$10,328	$11,735	$11,269
06/17	$10,384	$11,789	$11,250
07/17	$10,700	$12,118	$11,621
08/17	$10,800	$12,164	$11,800
09/17	$10,857	$12,399	$11,582
10/17	$10,968	$12,657	$11,689
11/17	$11,143	$12,902	$11,883
12/17	$11,209	$13,110	$11,769
01/18	$11,402	$13,850	$11,902
02/18	$10,640	$13,268	$11,096
03/18	$10,548	$12,984	$11,098
04/18	$10,613	$13,108	$11,367
05/18	$10,466	$13,124	$11,144
06/18	$10,470	$13,053	$11,348
07/18	$10,918	$13,447	$11,547
08/18	$10,743	$13,552	$11,258
09/18	$10,763	$13,611	$11,144
10/18	$10,377	$12,591	$10,701
11/18	$10,730	$12,776	$10,896
12/18	$10,137	$11,876	$10,548
01/19	$11,237	$12,813	$11,465
02/19	$11,321	$13,156	$11,727
03/19	$11,547	$13,322	$12,008
04/19	$11,755	$13,771	$12,147
05/19	$11,620	$12,955	$11,962
06/19	$12,095	$13,803	$12,600
07/19	$12,010	$13,843	$12,346
08/19	$12,078	$13,515	$12,383
09/19	$12,410	$13,799	$12,645
10/19	$12,495	$14,177	$12,835
11/19	$12,381	$14,523	$12,725
12/19	$12,984	$15,034	$13,265
01/20	$12,931	$14,868	$13,473
02/20	$11,932	$13,667	$12,179
03/20	$9,660	$11,822	$9,377
04/20	$10,542	$13,089	$10,259
05/20	$11,213	$13,658	$10,798
06/20	$11,320	$14,094	$10,654
07/20	$11,609	$14,840	$10,968
08/20	$11,939	$15,748	$11,141
09/20	$11,446	$15,240	$10,800
10/20	$11,309	$14,870	$10,680
11/20	$12,717	$16,703	$12,051
12/20	$13,184	$17,478	$12,403
01/21	$12,986	$17,399	$12,136
02/21	$12,920	$17,802	$12,222
03/21	$13,609	$18,277	$12,751
04/21	$14,304	$19,076	$13,198
05/21	$14,582	$19,373	$13,260
06/21	$14,562	$19,628	$13,022
07/21	$14,574	$19,764	$13,142
08/21	$14,939	$20,258	$13,371
09/21	$14,273	$19,422	$13,190
10/21	$14,825	$20,413	$13,663
11/21	$14,303	$19,921	$12,925
12/21	$15,040	$20,718	$13,773
01/22	$14,640	$19,701	$13,628
02/22	$14,640	$19,192	$13,961
03/22	$15,347	$19,608	$14,774
04/22	$14,605	$18,038	$14,285
05/22	$15,051	$18,059	$14,796
06/22	$13,792	$16,537	$13,643
07/22	$14,559	$17,692	$14,180
08/22	$13,919	$17,040	$13,956
09/22	$12,383	$15,409	$12,304
10/22	$13,189	$16,339	$12,922
11/22	$14,340	$17,606	$13,955
12/22	$13,809	$16,913	$13,637
01/23	$14,665	$18,126	$14,317
02/23	$14,090	$17,606	$13,827
03/23	$14,657	$18,149	$14,145
04/23	$15,092	$18,410	$14,508
05/23	$14,275	$18,213	$13,685
06/23	$14,977	$19,270	$14,086
07/23	$15,177	$19,976	$14,363
08/23	$14,559	$19,418	$13,680
09/23	$13,620	$18,615	$13,030
10/23	$13,258	$18,055	$12,633
11/23	$14,784	$19,721	$13,849
12/23	$15,578	$20,669	$14,425
01/24	$14,902	$20,790	$13,964
02/24	$15,031	$21,682	$13,954
03/24	$15,694	$22,363	$14,587
04/24	$15,170	$21,625	$14,504
05/24	$16,266	$22,503	$15,394
06/24	$15,343	$23,004	$14,927
07/24	$16,207	$23,375	$15,576
08/24	$16,784	$23,969	$16,285
09/24	$17,151	$24,526	$16,896
10/24	$16,487	$23,975	$16,678

Average Annual Total Returns for the Period Ended October 31, 2024 (%)

AATR	1 Year	5 Years	10 Years
Class A without sales load	24.35%	5.70%	5.75%
Class A with sales load - 5.75%	17.19%	4.46%	5.13%
MSCI All Country World Index (Net TR)	32.79%	11.08%	9.06%
S&P Global Infrastructure Index (Net TR)	32.01%	5.38%	5.08%

THE FUND'S PAST PERFORMANCE IS NOT A GOOD PREDICTOR OF THE FUND'S FUTURE PERFORMANCE.

Fund performance data shown above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Key Fund Statistics as of October 31, 2024

Total Net Assets	$42,754,281
Total Number of Portfolio Holdings	54
Portfolio Turnover Rate	14%
Total Advisory Fees Paid	$180,830

abrdn Global Infrastructure Fund

(AIAFX)

Class A

What did the Fund invest in?

The tables below show the investment makeup of the Fund as of October 31, 2024.

Geographic Allocation (% of total net assets)

United States	43.2%
France	10.6%
Spain	7.9%
Canada	5.6%
United Kingdom	4.4%
Italy	4.4%
Brazil	4.0%
Mexico	2.9%
Germany	2.6%
Malaysia	2.3%
Philippines	2.3%
Other	9.8%

Ten Largest Holdings (% of total net assets)

Williams Cos., Inc.	3.6%
Kinder Morgan, Inc.	3.4%
Enbridge, Inc.	3.3%
Norfolk Southern Corp.	3.2%
Aena SME SA	3.0%
NextEra Energy, Inc.	2.9%
American Tower Corp.	2.8%
Ferrovial SE	2.7%
Enel SpA	2.7%
Cellnex Telecom SA	2.7%

Material Fund Changes

Below is a summary of certain changes for the Fund since November 1, 2023. For more information, you may refer to the Fund's next prospectus, which we expect to be available by February 28, 2025 at abrdn.com/us/literature or upon request at 866-667-9231.

Effective February 29, 2024, the Fund's management fee changed from 0.85% on assets up to $250 million, 0.80% on assets of $250 million up to $750 million, 0.75% on assets of $750 million up to $1 billion and 0.65% on assets of $1 billion and more to 0.75% on assets up to $250 million, 0.70% on assets of $250 million up to $750 million, 0.65% on assets of $750 million up to $1 billion and 0.55% on assets of $1 billion and more.

Availability of Additional Information

You can find additional information, including the Fund's prospectus, financial information, fund holdings, and proxy voting information at abrdn.com/us/literature or call 866-667-9231. The QR code can be used to access the Fund's prospectus, financial information and holdings.

abrdn Global Infrastructure Fund

(AIAFX)

Class A

abrdn Global Infrastructure Fund

Institutional Class

AIFRX

Annual Shareholder Report - October 31, 2024

This annual shareholder report contains important information about the abrdn Global Infrastructure Fund (the "Fund") for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at abrdn.com/us/literature. You can also request this information by contacting us at 866-667-9231.

This report describes material changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Share Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Institutional	$112	1.00%

How did the fund perform last year and what affected its performance?

The following discussion compares the performance of the Fund to the S&P Global Infrastructure Index (Net TR) (the “Index”) to show how the Fund’s performance measures against the returns of similar investments for the reporting period.

What contributed to performance?

Vistra Corporation, a leading power producer in the U.S., maintained its robust performance trajectory, with investors showing optimism towards sustained demand, particularly driven by the expansion of data centers. Similarly, International Container Terminal Services, a global port operator based in the Philippines, demonstrated exceptional performance. This was attributed to consistent market share gains in several of its key locations, including Melbourne, Manila, and Mexico. Helios Towers, which specializes in operating towers across Africa, also outperformed. The company's success was underpinned by significant organic growth, enhanced tenancy ratios, and improved profit margins, highlighting its strong operational efficiency.

What detracted from performance?

RWE, a leading German energy company, experienced a decline in performance as a result of falling gas prices in Europe, which also led to a decrease in power prices. Similarly, CCR, a prominent toll-road operator in Brazil, saw its performance dip, influenced by broader economic challenges in Brazil and a declining currency. CCR has been adversely affected by the increase in interest rates. Furthermore, CCR  disclosed that it did not win bids for several toll road projects in Brazil. EDP Renováveis, a Portuguese renewable energy firm, also saw a downturn in performance, attributed to lower power prices and asset rotation gains that fell short of expectations.

abrdn Global Infrastructure Fund

(AIFRX)

Institutional Class

Fund Performance

Total Return Based on $1,000,000 Investment

The following graph reflects a hypothetical $1,000,000 investment for the most recently completed 10 fiscal years as compared to a broad-based securities market index, which is also the performance benchmark.

	Institutional Class	MSCI All Country World Index (Net TR)	S&P Global Infrastructure Index (Net TR)
10/14	$1,000,000	$1,000,000	$1,000,000
11/14	$997,517	$1,016,729	$1,000,245
12/14	$977,628	$997,105	$993,566
01/15	$982,688	$981,520	$994,425
02/15	$1,012,037	$1,036,162	$993,392
03/15	$1,001,917	$1,020,104	$984,393
04/15	$1,047,876	$1,049,705	$1,027,207
05/15	$1,022,343	$1,048,335	$1,010,347
06/15	$991,193	$1,023,654	$963,737
07/15	$989,130	$1,032,544	$974,078
08/15	$918,994	$961,763	$919,880
09/15	$875,674	$926,919	$894,433
10/15	$921,049	$999,666	$937,107
11/15	$893,407	$991,412	$896,551
12/15	$869,416	$973,534	$872,605
01/16	$838,817	$914,820	$865,725
02/16	$837,762	$908,523	$873,451
03/16	$908,983	$975,853	$946,765
04/16	$945,790	$990,258	$968,326
05/16	$932,454	$991,509	$962,466
06/16	$950,591	$985,503	$990,725
07/16	$983,481	$1,027,974	$1,018,064
08/16	$965,149	$1,031,431	$998,594
09/16	$970,002	$1,037,752	$1,016,019
10/16	$958,013	$1,020,139	$987,130
11/16	$935,670	$1,027,892	$946,128
12/16	$957,468	$1,050,096	$972,507
01/17	$988,318	$1,078,809	$985,413
02/17	$1,021,923	$1,109,071	$1,014,108
03/17	$1,055,529	$1,122,639	$1,047,969
04/17	$1,072,778	$1,140,135	$1,065,390
05/17	$1,103,381	$1,165,312	$1,108,764
06/17	$1,109,501	$1,170,611	$1,106,939
07/17	$1,143,208	$1,203,326	$1,143,385
08/17	$1,154,443	$1,207,936	$1,160,985
09/17	$1,160,623	$1,231,273	$1,139,563
10/17	$1,172,529	$1,256,841	$1,150,126
11/17	$1,191,807	$1,281,171	$1,169,215
12/17	$1,198,971	$1,301,826	$1,157,982
01/18	$1,220,176	$1,375,271	$1,171,027
02/18	$1,138,793	$1,317,512	$1,091,791
03/18	$1,129,050	$1,289,308	$1,091,972
04/18	$1,135,994	$1,301,620	$1,118,453
05/18	$1,120,948	$1,303,245	$1,096,431
06/18	$1,121,527	$1,296,188	$1,116,553
07/18	$1,170,035	$1,335,276	$1,136,102
08/18	$1,150,748	$1,345,767	$1,107,711
09/18	$1,153,132	$1,351,624	$1,096,462
10/18	$1,112,412	$1,250,335	$1,052,873
11/18	$1,150,771	$1,268,621	$1,072,071
12/18	$1,087,252	$1,179,267	$1,037,864
01/19	$1,205,677	$1,272,381	$1,128,099
02/19	$1,214,604	$1,306,414	$1,153,823
03/19	$1,239,075	$1,322,843	$1,181,441
04/19	$1,261,898	$1,367,510	$1,195,198
05/19	$1,247,483	$1,286,390	$1,176,942
06/19	$1,298,627	$1,370,623	$1,239,750
07/19	$1,289,537	$1,374,639	$1,214,711
08/19	$1,297,415	$1,342,029	$1,218,419
09/19	$1,333,232	$1,370,268	$1,244,190
10/19	$1,343,013	$1,407,770	$1,262,863
11/19	$1,330,787	$1,442,136	$1,252,051
12/19	$1,395,972	$1,492,921	$1,305,121
01/20	$1,390,388	$1,476,430	$1,325,639
02/20	$1,283,674	$1,357,179	$1,198,278
03/20	$1,039,275	$1,173,956	$922,578
04/20	$1,134,610	$1,299,716	$1,009,349
05/20	$1,206,739	$1,356,242	$1,062,449
06/20	$1,219,124	$1,399,577	$1,048,293
07/20	$1,249,523	$1,473,596	$1,079,165
08/20	$1,285,621	$1,563,788	$1,096,225
09/20	$1,232,854	$1,513,367	$1,062,646
10/20	$1,218,147	$1,476,579	$1,050,818
11/20	$1,370,335	$1,658,586	$1,185,664
12/20	$1,421,174	$1,735,593	$1,220,375
01/21	$1,399,886	$1,727,700	$1,194,044
02/21	$1,392,790	$1,767,719	$1,202,489
03/21	$1,467,771	$1,814,934	$1,254,603
04/21	$1,543,241	$1,894,287	$1,298,600
05/21	$1,573,169	$1,923,767	$1,304,692
06/21	$1,571,228	$1,949,117	$1,281,243
07/21	$1,572,539	$1,962,548	$1,293,011
08/21	$1,612,541	$2,011,669	$1,315,582
09/21	$1,540,836	$1,928,568	$1,297,776
10/21	$1,600,989	$2,027,009	$1,344,331
11/21	$1,545,463	$1,978,197	$1,271,744
12/21	$1,624,838	$2,057,326	$1,355,103
01/22	$1,582,399	$1,956,286	$1,340,876
02/22	$1,582,399	$1,905,761	$1,373,596
03/22	$1,658,799	$1,947,038	$1,453,626
04/22	$1,579,356	$1,791,193	$1,405,475
05/22	$1,627,565	$1,793,289	$1,455,771
06/22	$1,491,976	$1,642,122	$1,342,345
07/22	$1,575,548	$1,756,795	$1,395,229
08/22	$1,506,361	$1,692,119	$1,373,189
09/22	$1,339,961	$1,530,133	$1,210,617
10/22	$1,428,416	$1,622,472	$1,271,371
11/22	$1,552,807	$1,748,317	$1,373,052
12/22	$1,495,411	$1,679,519	$1,341,730
01/23	$1,588,609	$1,799,902	$1,408,628
02/23	$1,526,477	$1,748,316	$1,360,431
03/23	$1,588,553	$1,802,222	$1,391,778
04/23	$1,636,281	$1,828,124	$1,427,486
05/23	$1,547,949	$1,808,544	$1,346,477
06/23	$1,624,183	$1,913,550	$1,385,947
07/23	$1,645,733	$1,983,601	$1,413,227
08/23	$1,579,645	$1,928,171	$1,346,002
09/23	$1,478,241	$1,848,440	$1,281,991
10/23	$1,439,111	$1,792,863	$1,243,004
11/23	$1,605,051	$1,958,337	$1,362,638
12/23	$1,691,386	$2,052,403	$1,419,314
01/24	$1,618,197	$2,064,435	$1,373,969
02/24	$1,632,835	$2,153,027	$1,372,956
03/24	$1,705,612	$2,220,625	$1,435,218
04/24	$1,648,782	$2,147,360	$1,427,044
05/24	$1,768,345	$2,234,572	$1,514,655
06/24	$1,667,915	$2,284,341	$1,468,656
07/24	$1,762,438	$2,321,182	$1,532,555
08/24	$1,824,957	$2,380,132	$1,602,334
09/24	$1,865,188	$2,435,425	$1,662,424
10/24	$1,793,940	$2,380,757	$1,640,941

Average Annual Total Returns for the Period Ended October 31, 2024 (%)

AATR	1 Year	5 Years	10 Years
Institutional Class	24.66%	5.96%	6.02%
MSCI All Country World Index (Net TR)	32.79%	11.08%	9.06%
S&P Global Infrastructure Index (Net TR)	32.01%	5.38%	5.08%

THE FUND'S PAST PERFORMANCE IS NOT A GOOD PREDICTOR OF THE FUND'S FUTURE PERFORMANCE.

Fund performance data shown above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Key Fund Statistics as of October 31, 2024

Total Net Assets	$42,754,281
Total Number of Portfolio Holdings	54
Portfolio Turnover Rate	14%
Total Advisory Fees Paid	$180,830

abrdn Global Infrastructure Fund

(AIFRX)

Institutional Class

What did the Fund invest in?

The tables below show the investment makeup of the Fund as of October 31, 2024.

Geographic Allocation (% of total net assets)

United States	43.2%
France	10.6%
Spain	7.9%
Canada	5.6%
United Kingdom	4.4%
Italy	4.4%
Brazil	4.0%
Mexico	2.9%
Germany	2.6%
Malaysia	2.3%
Philippines	2.3%
Other	9.8%

Ten Largest Holdings (% of total net assets)

Williams Cos., Inc.	3.6%
Kinder Morgan, Inc.	3.4%
Enbridge, Inc.	3.3%
Norfolk Southern Corp.	3.2%
Aena SME SA	3.0%
NextEra Energy, Inc.	2.9%
American Tower Corp.	2.8%
Ferrovial SE	2.7%
Enel SpA	2.7%
Cellnex Telecom SA	2.7%

Material Fund Changes

Below is a summary of certain changes for the Fund since November 1, 2023. For more information, you may refer to the Fund's next prospectus, which we expect to be available by February 28, 2025 at abrdn.com/us/literature or upon request at 866-667-9231.

Effective February 29, 2024, the Fund's management fee changed from 0.85% on assets up to $250 million, 0.80% on assets of $250 million up to $750 million, 0.75% on assets of $750 million up to $1 billion and 0.65% on assets of $1 billion and more to 0.75% on assets up to $250 million, 0.70% on assets of $250 million up to $750 million, 0.65% on assets of $750 million up to $1 billion and 0.55% on assets of $1 billion and more.

Availability of Additional Information

You can find additional information, including the Fund's prospectus, financial information, fund holdings, and proxy voting information at abrdn.com/us/literature or call 866-667-9231. The QR code can be used to access the Fund's prospectus, financial information and holdings.

abrdn Global Infrastructure Fund

(AIFRX)

Institutional Class

abrdn High Income Opportunities Fund

Class A

BJBHX

Annual Shareholder Report - October 31, 2024

This annual shareholder report contains important information about the abrdn High Income Opportunities Fund (the "Fund") for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at abrdn.com/us/literature. You can also request this information by contacting us at 866-667-9231.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Share Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
A	$103	0.95%

How did the fund perform last year and what affected its performance?

The following discussion compares the performance of the Fund to the ICE BofA US High Yield Constrained, and prior to 8/18/23 the ICE BofA Global High Yield Constrained (USD Hedged) (the “Index”) to show how the Fund’s performance measures against the returns of similar investments for the reporting period.

What contributed to performance?

Top performers such as wireline operator Frontier Communications, office supply distributor Staples, golf cart producer Club Car, and building products manufacturer Cornerstone all had an outsized contribution to total returns. Additionally, the Fund's position in global copper producer First Quantum was additive to performance as its bonds bounced back after selling off at the end of the prior period due to political unrest in Panama that resulted in a mine shutdown.

What detracted from performance?

The Fund's  lack of exposure to deeply distressed credits such as Bausch Health and Lumen Technologies, both of which are U.S. companies that are attempting in-market restructurings, negatively impacted relative performance. This is due to companies rated CC and lower being the top performing credits in the overall market during the period, as investors went bargain hunting for low-dollar priced, highly leveraged capital structures. Similarly, a handful of credits that performed poorly, which negatively affected the Fund. These laggards included French telecom company Altice France and glass packaging manufacturer Ardagh Packaging.

abrdn High Income Opportunities Fund

(BJBHX)

Class A

Fund Performance

Total Return Based on $10,000 Investment

The following graph reflects a hypothetical $10,000 investment for the most recently completed 10 fiscal years as compared to a broad-based securities market index and an additional performance benchmark

	Class A with sales load	Bloomberg Global Aggregate Bond Index	ICE BofA U.S. High Yield Constrained Index
10/14	$9,701	$10,001	$10,080
11/14	$9,671	$9,965	$10,027
12/14	$9,451	$9,896	$9,853
01/15	$9,467	$9,881	$9,896
02/15	$9,645	$9,801	$10,135
03/15	$9,642	$9,706	$10,114
04/15	$9,695	$9,809	$10,281
05/15	$9,679	$9,634	$10,327
06/15	$9,521	$9,592	$10,174
07/15	$9,431	$9,613	$10,149
08/15	$9,210	$9,624	$9,976
09/15	$8,948	$9,674	$9,717
10/15	$9,108	$9,694	$10,017
11/15	$8,925	$9,533	$9,898
12/15	$8,626	$9,584	$9,653
01/16	$8,437	$9,667	$9,515
02/16	$8,339	$9,882	$9,549
03/16	$8,612	$10,149	$9,966
04/16	$8,855	$10,284	$10,310
05/16	$8,882	$10,147	$10,369
06/16	$8,950	$10,443	$10,483
07/16	$9,133	$10,522	$10,744
08/16	$9,275	$10,470	$10,969
09/16	$9,263	$10,528	$11,029
10/16	$9,292	$10,236	$11,075
11/16	$9,251	$9,829	$11,010
12/16	$9,404	$9,784	$11,217
01/17	$9,603	$9,894	$11,378
02/17	$9,685	$9,941	$11,549
03/17	$9,681	$9,956	$11,540
04/17	$9,785	$10,069	$11,680
05/17	$9,873	$10,224	$11,769
06/17	$9,878	$10,215	$11,779
07/17	$9,982	$10,387	$11,908
08/17	$10,085	$10,490	$11,943
09/17	$10,188	$10,396	$12,044
10/17	$10,268	$10,356	$12,117
11/17	$10,238	$10,471	$12,081
12/17	$10,263	$10,508	$12,114
01/18	$10,333	$10,633	$12,192
02/18	$10,246	$10,538	$12,093
03/18	$10,193	$10,651	$12,041
04/18	$10,250	$10,480	$12,092
05/18	$10,174	$10,401	$12,032
06/18	$10,152	$10,354	$12,026
07/18	$10,281	$10,337	$12,195
08/18	$10,273	$10,348	$12,192
09/18	$10,346	$10,259	$12,298
10/18	$10,200	$10,144	$12,143
11/18	$10,006	$10,176	$12,027
12/18	$9,842	$10,381	$11,884
01/19	$10,216	$10,540	$12,361
02/19	$10,342	$10,479	$12,570
03/19	$10,451	$10,610	$12,702
04/19	$10,590	$10,579	$12,872
05/19	$10,454	$10,722	$12,747
06/19	$10,732	$10,960	$13,062
07/19	$10,810	$10,929	$13,156
08/19	$10,862	$11,151	$13,162
09/19	$10,940	$11,038	$13,228
10/19	$10,981	$11,111	$13,300
11/19	$11,071	$11,027	$13,368
12/19	$11,251	$11,092	$13,611
01/20	$11,305	$11,233	$13,665
02/20	$11,112	$11,309	$13,478
03/20	$9,513	$11,055	$11,769
04/20	$9,962	$11,272	$12,305
05/20	$10,530	$11,322	$12,850
06/20	$10,697	$11,422	$13,069
07/20	$11,107	$11,787	$13,563
08/20	$11,212	$11,769	$13,740
09/20	$11,096	$11,726	$13,605
10/20	$11,151	$11,738	$13,662
11/20	$11,653	$11,951	$14,228
12/20	$11,850	$12,112	$14,492
01/21	$11,851	$12,005	$14,526
02/21	$11,920	$11,798	$14,591
03/21	$11,949	$11,571	$14,599
04/21	$12,071	$11,717	$14,752
05/21	$12,113	$11,827	$14,814
06/21	$12,235	$11,723	$14,951
07/21	$12,215	$11,879	$14,945
08/21	$12,321	$11,830	$15,048
09/21	$12,276	$11,620	$14,982
10/21	$12,205	$11,591	$14,876
11/21	$12,076	$11,558	$14,720
12/21	$12,255	$11,541	$14,933
01/22	$11,967	$11,305	$14,573
02/22	$11,693	$11,171	$14,269
03/22	$11,580	$10,830	$14,112
04/22	$11,216	$10,237	$13,664
05/22	$11,168	$10,265	$13,616
06/22	$10,430	$9,936	$12,711
07/22	$10,917	$10,147	$13,340
08/22	$10,673	$9,746	$13,134
09/22	$10,224	$9,246	$12,582
10/22	$10,437	$9,182	$12,817
11/22	$10,758	$9,614	$13,241
12/22	$10,708	$9,666	$13,234
01/23	$11,093	$9,983	$13,745
02/23	$10,943	$9,652	$13,586
03/23	$11,068	$9,957	$13,670
04/23	$11,149	$10,001	$13,766
05/23	$11,058	$9,805	$13,688
06/23	$11,174	$9,804	$13,887
07/23	$11,338	$9,872	$14,083
08/23	$11,351	$9,737	$14,137
09/23	$11,242	$9,453	$13,971
10/23	$11,110	$9,340	$13,796
11/23	$11,624	$9,811	$14,426
12/23	$12,027	$10,219	$14,959
01/24	$12,106	$10,078	$14,962
02/24	$12,155	$9,951	$15,006
03/24	$12,269	$10,006	$15,185
04/24	$12,156	$9,753	$15,033
05/24	$12,318	$9,881	$15,203
06/24	$12,427	$9,895	$15,350
07/24	$12,635	$10,168	$15,651
08/24	$12,795	$10,409	$15,900
09/24	$12,936	$10,586	$16,160
10/24	$12,866	$10,231	$16,071

Average Annual Total Returns for the Period Ended October 31, 2024 (%)

AATR	1 Year	5 Years	10 Years
Class A without sales load	15.81%	3.22%	2.86%
Class A with sales load - 3.00%	12.33%	2.59%	2.55%
Bloomberg Global Aggregate Bond Index	9.54%	(1.64%)	0.23%
ICE BofA U.S. High Yield Constrained IndexFootnote Reference*	16.49%	3.86%	4.77%
Footnote	Description
Footnote*	Prior to 8/18/23, the ICE BofA Global High Yield Constrained (USD Hedged).

THE FUND'S PAST PERFORMANCE IS NOT A GOOD PREDICTOR OF THE FUND'S FUTURE PERFORMANCE.

Fund performance data shown above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

In accordance with regulatory changes requiring the Fund's primary benchmark to represent the overall applicable market, the Fund's primary prospectus benchmark changed to the Bloomberg Global Aggregate Bond Index effective as of February 29, 2024.

Key Fund Statistics as of October 31, 2024

Total Net Assets	$81,441,063
Total Number of Portfolio Holdings	204
Portfolio Turnover Rate	112%
Total Advisory Fees Paid	$189,718

abrdn High Income Opportunities Fund

(BJBHX)

Class A

What did the Fund invest in?

The tables below show the investment makeup of the Fund as of October 31, 2024.

Credit Quality Allocation (% of total net assets)

A	0.4%
BBB	2.1%
BB	43.1%
B	47.2%
CCC	5.7%
CC	0.5%
Non Rated	1.1%

Ratings and portfolio credit quality will vary over time. Credit quality ratings on the underlying securities of the Fund are received from S&P, Moody’s and Fitch and are an indication of the issuer’s creditworthiness. The chart reflects the highest security rating provided by one or more of these rating agencies.

Ten Largest Holdings (% of total net assets)

Petroleos Mexicanos, 3.750%, due 11/16/25	1.8%
Affinity Interactive, 6.875%, due 12/15/27	1.6%
Enerflex Ltd., 9.000%, due 10/15/27	1.5%
CCO Holdings LLC/CCO Holdings Capital Corp., 4.250%, due 02/01/31	1.3%
Venture Global LNG, Inc., 9.875%, due 02/01/32	1.3%
Warnermedia Holdings, Inc., 4.279%, due 03/15/32	1.2%
Lorca Holdco Ltd.	1.2%
Delek Logistics Partners LP/Delek Logistics Finance Corp., 8.625%, due 03/15/29	1.2%
First Quantum Minerals Ltd., 6.875%, due 10/15/27	1.2%
Connect Finco SARL/Connect U.S. Finco LLC, 9.000%, due 09/15/29	1.2%

Availability of Additional Information

You can find additional information, including the Fund's prospectus, financial information, fund holdings, and proxy voting information at abrdn.com/us/literature or call 866-667-9231. The QR code can be used to access the Fund's prospectus, financial information and holdings.

abrdn High Income Opportunities Fund

(BJBHX)

Class A

abrdn High Income Opportunities Fund

Institutional Class

JHYIX

Annual Shareholder Report - October 31, 2024

This annual shareholder report contains important information about the abrdn High Income Opportunities Fund (the "Fund") for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at abrdn.com/us/literature. You can also request this information by contacting us at 866-667-9231.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Share Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Institutional	$76	0.70%

How did the fund perform last year and what affected its performance?

The following discussion compares the performance of the Fund to the ICE BofA US High Yield Constrained, and prior to 8/18/23 the ICE BofA Global High Yield Constrained (USD Hedged) (the “Index”) to show how the Fund’s performance measures against the returns of similar investments for the reporting period.

What contributed to performance?

Top performers such as wireline operator Frontier Communications, office supply distributor Staples, golf cart producer Club Car, and building products manufacturer Cornerstone all had an outsized contribution to total returns. Additionally, the Fund's position in global copper producer First Quantum was additive to performance as its bonds bounced back after selling off at the end of the prior period due to political unrest in Panama that resulted in a mine shutdown.

What detracted from performance?

The Fund's  lack of exposure to deeply distressed credits such as Bausch Health and Lumen Technologies, both of which are U.S. companies that are attempting in-market restructurings, negatively impacted relative performance. This is due to companies rated CC and lower being the top performing credits in the overall market during the period, as investors went bargain hunting for low-dollar priced, highly leveraged capital structures. Similarly, a handful of credits that performed poorly, which negatively affected the Fund. These laggards included French telecom company Altice France and glass packaging manufacturer Ardagh Packaging.

abrdn High Income Opportunities Fund

(JHYIX)

Institutional Class

Fund Performance

Total Return Based on $1,000,000 Investment

The following graph reflects a hypothetical $1,000,000 investment for the most recently completed 10 fiscal years as compared to a broad-based securities market index and an additional performance benchmark

	Institutional Class	Bloomberg Global Aggregate Bond Index	ICE BofA U.S. High Yield Constrained Index
10/14	$1,000,000	$1,000,139	$1,008,045
11/14	$997,025	$996,487	$1,002,710
12/14	$974,382	$989,626	$985,270
01/15	$976,401	$988,061	$989,629
02/15	$993,892	$980,060	$1,013,500
03/15	$994,915	$970,613	$1,011,416
04/15	$999,845	$980,936	$1,028,142
05/15	$998,305	$963,398	$1,032,737
06/15	$982,436	$959,178	$1,017,396
07/15	$973,972	$961,327	$1,014,894
08/15	$951,119	$962,446	$997,551
09/15	$923,790	$967,351	$971,651
10/15	$941,495	$969,394	$1,001,696
11/15	$921,710	$953,344	$989,799
12/15	$891,428	$958,412	$965,255
01/16	$872,029	$966,717	$951,475
02/16	$862,657	$988,244	$954,915
03/16	$890,555	$1,014,949	$996,554
04/16	$916,326	$1,028,449	$1,030,990
05/16	$918,367	$1,014,652	$1,036,870
06/16	$924,919	$1,044,282	$1,048,276
07/16	$944,141	$1,052,154	$1,074,372
08/16	$960,028	$1,047,043	$1,096,870
09/16	$958,888	$1,052,808	$1,102,910
10/16	$962,262	$1,023,588	$1,107,537
11/16	$958,017	$982,919	$1,100,956
12/16	$973,868	$978,403	$1,121,701
01/17	$994,852	$989,434	$1,137,772
02/17	$1,002,963	$994,110	$1,154,925
03/17	$1,003,998	$995,637	$1,153,959
04/17	$1,014,530	$1,006,860	$1,167,953
05/17	$1,024,465	$1,022,441	$1,176,860
06/17	$1,024,052	$1,021,543	$1,177,934
07/17	$1,035,829	$1,038,719	$1,190,750
08/17	$1,047,530	$1,049,009	$1,194,285
09/17	$1,057,932	$1,039,560	$1,204,350
10/17	$1,065,770	$1,035,626	$1,211,703
11/17	$1,062,634	$1,047,127	$1,208,102
12/17	$1,065,753	$1,050,756	$1,211,372
01/18	$1,072,518	$1,063,277	$1,219,247
02/18	$1,064,309	$1,053,843	$1,209,314
03/18	$1,058,679	$1,065,060	$1,204,124
04/18	$1,065,286	$1,048,000	$1,209,150
05/18	$1,057,075	$1,040,051	$1,203,183
06/18	$1,054,855	$1,035,427	$1,202,582
07/18	$1,069,505	$1,033,698	$1,219,458
08/18	$1,067,566	$1,034,782	$1,219,169
09/18	$1,077,202	$1,025,862	$1,229,798
10/18	$1,061,212	$1,014,403	$1,214,300
11/18	$1,041,160	$1,017,575	$1,202,733
12/18	$1,024,407	$1,038,148	$1,188,368
01/19	$1,063,738	$1,053,954	$1,236,112
02/19	$1,076,743	$1,047,887	$1,257,017
03/19	$1,089,225	$1,061,006	$1,270,180
04/19	$1,102,456	$1,057,865	$1,287,214
05/19	$1,090,275	$1,072,190	$1,274,653
06/19	$1,119,052	$1,095,962	$1,306,228
07/19	$1,126,770	$1,092,917	$1,315,579
08/19	$1,132,958	$1,115,141	$1,316,212
09/19	$1,141,900	$1,103,798	$1,322,771
10/19	$1,145,204	$1,111,148	$1,329,954
11/19	$1,155,680	$1,102,723	$1,336,787
12/19	$1,174,761	$1,109,153	$1,361,108
01/20	$1,179,678	$1,123,312	$1,366,468
02/20	$1,159,694	$1,130,867	$1,347,775
03/20	$992,763	$1,105,528	$1,176,882
04/20	$1,040,746	$1,127,233	$1,230,478
05/20	$1,099,262	$1,132,179	$1,284,954
06/20	$1,116,905	$1,142,237	$1,306,896
07/20	$1,160,640	$1,178,667	$1,356,339
08/20	$1,171,410	$1,176,870	$1,373,968
09/20	$1,160,030	$1,172,637	$1,360,488
10/20	$1,166,462	$1,173,758	$1,366,153
11/20	$1,219,228	$1,195,100	$1,422,773
12/20	$1,240,676	$1,211,153	$1,449,241
01/21	$1,241,187	$1,200,486	$1,452,608
02/21	$1,247,775	$1,179,822	$1,459,061
03/21	$1,251,436	$1,157,126	$1,459,942
04/21	$1,264,152	$1,171,744	$1,475,204
05/21	$1,269,258	$1,182,749	$1,481,364
06/21	$1,282,019	$1,172,314	$1,495,115
07/21	$1,280,081	$1,187,918	$1,494,508
08/21	$1,290,937	$1,182,978	$1,504,759
09/21	$1,287,705	$1,161,958	$1,498,237
10/21	$1,279,904	$1,159,149	$1,487,583
11/21	$1,267,176	$1,155,759	$1,471,984
12/21	$1,286,441	$1,154,145	$1,493,264
01/22	$1,255,421	$1,130,492	$1,457,298
02/22	$1,227,605	$1,117,056	$1,426,890
03/22	$1,215,167	$1,083,038	$1,411,175
04/22	$1,177,215	$1,023,700	$1,366,389
05/22	$1,173,820	$1,026,495	$1,361,564
06/22	$1,096,082	$993,557	$1,271,109
07/22	$1,147,323	$1,014,679	$1,334,049
08/22	$1,123,039	$974,638	$1,313,449
09/22	$1,075,052	$924,562	$1,258,169
10/22	$1,098,160	$918,203	$1,281,700
11/22	$1,130,377	$961,415	$1,324,100
12/22	$1,126,667	$966,614	$1,323,404
01/23	$1,167,987	$998,347	$1,374,469
02/23	$1,150,962	$965,157	$1,358,615
03/23	$1,165,781	$995,677	$1,367,031
04/23	$1,173,679	$1,000,071	$1,376,647
05/23	$1,165,223	$980,522	$1,368,753
06/23	$1,177,312	$980,445	$1,388,746
07/23	$1,193,283	$987,234	$1,408,307
08/23	$1,195,183	$973,729	$1,413,701
09/23	$1,184,829	$945,283	$1,397,089
10/23	$1,171,645	$933,985	$1,379,644
11/23	$1,224,481	$981,082	$1,442,626
12/23	$1,268,073	$1,021,857	$1,495,863
01/24	$1,275,811	$1,007,757	$1,496,150
02/24	$1,283,770	$995,092	$1,500,580
03/24	$1,295,706	$1,000,570	$1,518,455
04/24	$1,283,005	$975,319	$1,503,271
05/24	$1,298,504	$988,101	$1,520,330
06/24	$1,311,745	$989,520	$1,535,004
07/24	$1,334,773	$1,016,844	$1,565,126
08/24	$1,350,179	$1,040,903	$1,590,022
09/24	$1,367,216	$1,058,617	$1,616,005
10/24	$1,359,590	$1,023,133	$1,607,112

Average Annual Total Returns for the Period Ended October 31, 2024 (%)

AATR	1 Year	5 Years	10 Years
Institutional Class	16.04%	3.49%	3.12%
Bloomberg Global Aggregate Bond Index	9.54%	(1.64%)	0.23%
ICE BofA U.S. High Yield Constrained IndexFootnote Reference*	16.49%	3.86%	4.77%
Footnote	Description
Footnote*	Prior to 8/18/23, the ICE BofA Global High Yield Constrained (USD Hedged).

THE FUND'S PAST PERFORMANCE IS NOT A GOOD PREDICTOR OF THE FUND'S FUTURE PERFORMANCE.

Fund performance data shown above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

In accordance with regulatory changes requiring the Fund's primary benchmark to represent the overall applicable market, the Fund's primary prospectus benchmark changed to the Bloomberg Global Aggregate Bond Index effective as of February 29, 2024.

Key Fund Statistics as of October 31, 2024

Total Net Assets	$81,441,063
Total Number of Portfolio Holdings	204
Portfolio Turnover Rate	112%
Total Advisory Fees Paid	$189,718

abrdn High Income Opportunities Fund

(JHYIX)

Institutional Class

What did the Fund invest in?

The tables below show the investment makeup of the Fund as of October 31, 2024.

Credit Quality Allocation (% of total net assets)

A	0.4%
BBB	2.1%
BB	43.1%
B	47.2%
CCC	5.7%
CC	0.5%
Non Rated	1.1%

Ratings and portfolio credit quality will vary over time. Credit quality ratings on the underlying securities of the Fund are received from S&P, Moody’s and Fitch and are an indication of the issuer’s creditworthiness. The chart reflects the highest security rating provided by one or more of these rating agencies.

Ten Largest Holdings (% of total net assets)

Petroleos Mexicanos, 3.750%, due 11/16/25	1.8%
Affinity Interactive, 6.875%, due 12/15/27	1.6%
Enerflex Ltd., 9.000%, due 10/15/27	1.5%
CCO Holdings LLC/CCO Holdings Capital Corp., 4.250%, due 02/01/31	1.3%
Venture Global LNG, Inc., 9.875%, due 02/01/32	1.3%
Warnermedia Holdings, Inc., 4.279%, due 03/15/32	1.2%
Lorca Holdco Ltd.	1.2%
Delek Logistics Partners LP/Delek Logistics Finance Corp., 8.625%, due 03/15/29	1.2%
First Quantum Minerals Ltd., 6.875%, due 10/15/27	1.2%
Connect Finco SARL/Connect U.S. Finco LLC, 9.000%, due 09/15/29	1.2%

Availability of Additional Information

You can find additional information, including the Fund's prospectus, financial information, fund holdings, and proxy voting information at abrdn.com/us/literature or call 866-667-9231. The QR code can be used to access the Fund's prospectus, financial information and holdings.

abrdn High Income Opportunities Fund

(JHYIX)

Institutional Class

abrdn Infrastructure Debt Fund

Class A

CUGAX

Annual Shareholder Report - October 31, 2024

This annual shareholder report contains important information about the abrdn Infrastructure Debt Fund (the "Fund") for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at abrdn.com/us/literature. You can also request this information by contacting us at 866-667-9231.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Share Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
A	$111	1.04%

How did the fund perform last year and what affected its performance?

The following discussion compares the performance of the Fund to the Bloomberg U.S. Aggregate Bond Index (the “Index”) to show how the Fund’s performance measures against the returns of similar investments for the reporting period.

What contributed to performance?

The Fund’s exposure to telecom, media and technology, and electric sectors helped performance. Within individual holdings, Chicago-B reference bonds and VZ Vendor Financing bonds were among the key positive contributors to performance. The bonds of electric generators Clearway, Vistra and NRG Energy were strong due to increased demand for electricity and the prospect of additional earnings from artificial-intelligence energy demand. Liquefied natural gas terminal developer and operator Venture Global was also a contributor to performance as the company has been successful in expanding its capacity. In terms of ratings, all bonds across high and lower-quality segments benefited the Fund. AA-, BB-, and AAA- rated bonds were particularly favorable.

What detracted from performance?

The Fund’s holdings in the consumer and banking sectors hurt performance. Within individual holdings, National Finance Authority bonds and the State of Massachusetts bonds were unfavorable. In the case of National Finance Authority, elevated leverage and work-from-home trends have put pressure on the office space which is leased by the federal government. Meanwhile, the bonds of pulp and paper producer Suzano and those of JSC Georgian Railway also detracted from performance.

abrdn Infrastructure Debt Fund

(CUGAX)

Class A

Fund Performance

Total Return Based on $10,000 Investment

The following graph reflects a hypothetical $10,000 investment for the most recently completed 10 fiscal years as compared to a broad-based securities market index, which is also the performance benchmark.

	Class A with sales load	Bloomberg U.S. Aggregate Bond Index
10/14	$9,702	$10,098
11/14	$9,568	$10,170
12/14	$9,427	$10,179
01/15	$9,311	$10,393
02/15	$9,349	$10,295
03/15	$9,243	$10,343
04/15	$9,379	$10,306
05/15	$9,214	$10,281
06/15	$9,098	$10,169
07/15	$9,117	$10,240
08/15	$9,069	$10,225
09/15	$9,069	$10,294
10/15	$9,117	$10,296
11/15	$8,972	$10,269
12/15	$8,973	$10,235
01/16	$8,993	$10,376
02/16	$9,109	$10,450
03/16	$9,449	$10,546
04/16	$9,605	$10,586
05/16	$9,479	$10,589
06/16	$9,741	$10,779
07/16	$9,809	$10,847
08/16	$9,877	$10,835
09/16	$9,829	$10,829
10/16	$9,858	$10,746
11/16	$9,848	$10,492
12/16	$9,910	$10,506
01/17	$9,939	$10,527
02/17	$9,979	$10,598
03/17	$10,018	$10,592
04/17	$10,028	$10,674
05/17	$10,028	$10,756
06/17	$10,038	$10,745
07/17	$10,008	$10,792
08/17	$9,979	$10,888
09/17	$10,018	$10,836
10/17	$10,048	$10,843
11/17	$10,028	$10,829
12/17	$10,071	$10,879
01/18	$10,121	$10,753
02/18	$10,140	$10,651
03/18	$10,101	$10,720
04/18	$10,140	$10,640
05/18	$10,190	$10,716
06/18	$10,200	$10,703
07/18	$10,249	$10,705
08/18	$10,278	$10,774
09/18	$10,278	$10,705
10/18	$10,259	$10,620
11/18	$10,200	$10,683
12/18	$10,139	$10,880
01/19	$10,212	$10,995
02/19	$10,275	$10,989
03/19	$10,359	$11,200
04/19	$10,411	$11,203
05/19	$10,484	$11,402
06/19	$10,487	$11,545
07/19	$10,551	$11,570
08/19	$10,666	$11,870
09/19	$10,648	$11,807
10/19	$10,722	$11,842
11/19	$10,722	$11,836
12/19	$10,856	$11,828
01/20	$11,071	$12,056
02/20	$10,845	$12,273
03/20	$10,652	$12,200
04/20	$10,598	$12,417
05/20	$10,684	$12,475
06/20	$10,748	$12,554
07/20	$11,007	$12,741
08/20	$11,190	$12,638
09/20	$11,125	$12,632
10/20	$11,071	$12,575
11/20	$11,372	$12,698
12/20	$11,533	$12,716
01/21	$11,382	$12,625
02/21	$11,361	$12,443
03/21	$11,361	$12,287
04/21	$11,350	$12,384
05/21	$11,371	$12,425
06/21	$11,382	$12,512
07/21	$11,242	$12,652
08/21	$11,339	$12,628
09/21	$11,134	$12,518
10/21	$11,091	$12,515
11/21	$10,994	$12,552
12/21	$11,237	$12,520
01/22	$11,002	$12,250
02/22	$10,812	$12,114
03/22	$10,632	$11,777
04/22	$10,442	$11,330
05/22	$10,285	$11,403
06/22	$10,352	$11,224
07/22	$10,229	$11,498
08/22	$10,117	$11,174
09/22	$10,050	$10,691
10/22	$9,859	$10,552
11/22	$9,781	$10,940
12/22	$10,072	$10,891
01/23	$9,927	$11,226
02/23	$9,714	$10,936
03/23	$9,770	$11,214
04/23	$9,747	$11,282
05/23	$9,635	$11,159
06/23	$9,434	$11,119
07/23	$9,411	$11,111
08/23	$9,366	$11,040
09/23	$9,172	$10,760
10/23	$9,031	$10,590
11/23	$9,435	$11,069
12/23	$9,797	$11,493
01/24	$9,808	$11,462
02/24	$9,756	$11,300
03/24	$9,876	$11,404
04/24	$9,741	$11,116
05/24	$9,870	$11,304
06/24	$9,965	$11,411
07/24	$10,156	$11,678
08/24	$10,303	$11,846
09/24	$10,428	$12,004
10/24	$10,278	$11,707

Average Annual Total Returns for the Period Ended October 31, 2024 (%)

AATR	1 Year	5 Years	10 Years
Class A without sales load	13.81%	(0.84%)	0.58%
Class A with sales load - 3.00%	10.36%	(1.44%)	0.27%
Bloomberg U.S. Aggregate Bond Index	10.55%	(0.23%)	1.49%

THE FUND'S PAST PERFORMANCE IS NOT A GOOD PREDICTOR OF THE FUND'S FUTURE PERFORMANCE.

Fund performance data shown above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Key Fund Statistics as of October 31, 2024

Total Net Assets	$24,219,713
Total Number of Portfolio Holdings	50
Portfolio Turnover Rate	57%
Total Advisory Fees Paid	$0

abrdn Infrastructure Debt Fund

(CUGAX)

Class A

What did the Fund invest in?

The tables below show the investment makeup of the Fund as of October 31, 2024.

Sector Allocation (% of total net assets)

AAA	2.6%
AA	19.1%
A	10.8%
BBB	18.3%
BB	36.0%
B	8.0%
Below B	1.4%
Not Rated	3.9%

Ratings and portfolio credit quality will vary over time. Credit quality ratings on the underlying securities of the Fund are received from S&P, Moody’s and Fitch and are an indication of the issuer’s creditworthiness. The chart reflects the highest security rating provided by one or more of these rating agencies.

Ten Largest Holdings (% of total net assets)

Port of Beaumont Navigation District, 10.000%, due 07/01/26	4.2%
Massachusetts Development Finance Agency, 8.500%, due 10/01/26	4.2%
Gabon Blue Bond Master Trust, 6.097%, due 08/01/38	4.1%
Dutchess County Local Development Corp., 5.918%, due 07/01/39	3.9%
Toledo Hospital, 6.015%, due 11/15/48	3.6%
Illinois Municipal Electric Agency, 7.288%, due 02/01/35	3.6%
City of Chicago, 6.314%, due 01/01/44	3.5%
New York Transportation Development Corp., 6.971%, due 06/30/51	3.3%
California Statewide Communities Development Authority, 7.140%, due 08/15/47	3.3%
Low Income Investment Fund, 3.386%, due 07/01/26	3.2%

Availability of Additional Information

You can find additional information, including the Fund's prospectus, financial information, fund holdings, and proxy voting information at abrdn.com/us/literature or call 866-667-9231. The QR code can be used to access the Fund's prospectus, financial information and holdings.

abrdn Infrastructure Debt Fund

(CUGAX)

Class A

abrdn Infrastructure Debt Fund

Institutional Class

AGCIX

Annual Shareholder Report - October 31, 2024

This annual shareholder report contains important information about the abrdn Infrastructure Debt Fund (the "Fund") for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at abrdn.com/us/literature. You can also request this information by contacting us at 866-667-9231.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Share Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Institutional	$72	0.67%

How did the fund perform last year and what affected its performance?

The following discussion compares the performance of the Fund to the Bloomberg U.S. Aggregate Bond Index (the “Index”) to show how the Fund’s performance measures against the returns of similar investments for the reporting period.

What contributed to performance?

The Fund’s exposure to telecom, media and technology, and electric sectors helped performance. Within individual holdings, Chicago-B reference bonds and VZ Vendor Financing bonds were among the key positive contributors to performance. The bonds of electric generators Clearway, Vistra and NRG Energy were strong due to increased demand for electricity and the prospect of additional earnings from artificial-intelligence energy demand. Liquefied natural gas terminal developer and operator Venture Global was also a contributor to performance as the company has been successful in expanding its capacity. In terms of ratings, all bonds across high and lower-quality segments benefited the Fund. AA-, BB-, and AAA- rated bonds were particularly favorable.

What detracted from performance?

The Fund’s holdings in the consumer and banking sectors hurt performance. Within individual holdings, National Finance Authority bonds and the State of Massachusetts bonds were unfavorable. In the case of National Finance Authority, elevated leverage and work-from-home trends have put pressure on the office space which is leased by the federal government. Meanwhile, the bonds of pulp and paper producer Suzano and those of JSC Georgian Railway also detracted from performance.

abrdn Infrastructure Debt Fund

(AGCIX)

Institutional Class

Fund Performance

Total Return Based on $1,000,000 Investment

The following graph reflects a hypothetical $1,000,000 investment for the most recently completed 10 fiscal years as compared to a broad-based securities market index, which is also the performance benchmark.

	Institutional Class	Bloomberg U.S. Aggregate Bond Index
10/14	$1,000,000	$1,000,000
11/14	$985,222	$1,007,094
12/14	$971,054	$1,008,036
01/15	$960,110	$1,029,174
02/15	$964,090	$1,019,497
03/15	$953,145	$1,024,231
04/15	$967,074	$1,020,556
05/15	$951,156	$1,018,098
06/15	$939,216	$1,006,997
07/15	$940,211	$1,013,997
08/15	$936,232	$1,012,541
09/15	$936,232	$1,019,390
10/15	$941,206	$1,019,559
11/15	$927,277	$1,016,866
12/15	$926,828	$1,013,580
01/16	$929,824	$1,027,528
02/16	$941,809	$1,034,817
03/16	$976,764	$1,044,311
04/16	$993,743	$1,048,320
05/16	$980,759	$1,048,589
06/16	$1,007,725	$1,067,430
07/16	$1,015,715	$1,074,178
08/16	$1,022,706	$1,072,950
09/16	$1,017,713	$1,072,321
10/16	$1,020,709	$1,064,119
11/16	$1,020,709	$1,038,949
12/16	$1,027,081	$1,040,414
01/17	$1,030,111	$1,042,455
02/17	$1,035,160	$1,049,462
03/17	$1,038,190	$1,048,911
04/17	$1,039,200	$1,057,006
05/17	$1,039,200	$1,065,142
06/17	$1,042,229	$1,064,070
07/17	$1,039,200	$1,068,649
08/17	$1,036,170	$1,078,234
09/17	$1,040,210	$1,073,099
10/17	$1,043,239	$1,073,720
11/17	$1,042,229	$1,072,342
12/17	$1,045,677	$1,077,264
01/18	$1,051,756	$1,064,857
02/18	$1,054,796	$1,054,763
03/18	$1,049,730	$1,061,527
04/18	$1,054,796	$1,053,632
05/18	$1,060,876	$1,061,151
06/18	$1,060,876	$1,059,846
07/18	$1,066,955	$1,060,098
08/18	$1,069,995	$1,066,920
09/18	$1,069,995	$1,060,049
10/18	$1,068,982	$1,051,672
11/18	$1,062,902	$1,057,950
12/18	$1,057,112	$1,077,386
01/19	$1,064,625	$1,088,827
02/19	$1,071,064	$1,088,196
03/19	$1,079,650	$1,109,092
04/19	$1,086,089	$1,109,376
05/19	$1,094,675	$1,129,069
06/19	$1,094,464	$1,143,248
07/19	$1,102,027	$1,145,763
08/19	$1,113,912	$1,175,451
09/19	$1,112,894	$1,169,191
10/19	$1,118,334	$1,172,713
11/19	$1,118,334	$1,172,116
12/19	$1,132,383	$1,171,299
01/20	$1,155,697	$1,193,840
02/20	$1,132,383	$1,215,327
03/20	$1,112,400	$1,208,175
04/20	$1,106,849	$1,229,652
05/20	$1,115,731	$1,235,377
06/20	$1,123,502	$1,243,159
07/20	$1,150,146	$1,261,728
08/20	$1,170,129	$1,251,543
09/20	$1,163,468	$1,250,857
10/20	$1,157,917	$1,245,272
11/20	$1,190,113	$1,257,491
12/20	$1,206,716	$1,259,224
01/21	$1,192,231	$1,250,195
02/21	$1,188,888	$1,232,142
03/21	$1,188,888	$1,216,756
04/21	$1,188,888	$1,226,369
05/21	$1,192,231	$1,230,375
06/21	$1,193,345	$1,239,020
07/21	$1,178,860	$1,252,874
08/21	$1,188,888	$1,250,488
09/21	$1,167,718	$1,239,662
10/21	$1,163,261	$1,239,320
11/21	$1,154,347	$1,242,986
12/21	$1,179,889	$1,239,806
01/22	$1,155,573	$1,213,095
02/22	$1,135,889	$1,199,562
03/22	$1,117,363	$1,166,236
04/22	$1,098,837	$1,121,979
05/22	$1,082,626	$1,129,213
06/22	$1,089,573	$1,111,498
07/22	$1,076,837	$1,138,657
08/22	$1,065,258	$1,106,483
09/22	$1,058,310	$1,058,676
10/22	$1,038,626	$1,044,963
11/22	$1,030,521	$1,083,393
12/22	$1,062,942	$1,078,506
01/23	$1,046,732	$1,111,685
02/23	$1,024,732	$1,082,942
03/23	$1,030,521	$1,110,451
04/23	$1,029,363	$1,117,181
05/23	$1,016,626	$1,105,017
06/23	$995,784	$1,101,075
07/23	$994,627	$1,100,308
08/23	$991,153	$1,093,280
09/23	$969,596	$1,065,498
10/23	$955,073	$1,048,683
11/23	$998,356	$1,096,174
12/23	$1,037,261	$1,138,134
01/24	$1,038,603	$1,135,009
02/24	$1,033,383	$1,118,973
03/24	$1,045,967	$1,129,306
04/24	$1,032,211	$1,100,781
05/24	$1,047,026	$1,119,443
06/24	$1,057,023	$1,130,041
07/24	$1,078,341	$1,156,435
08/24	$1,092,587	$1,173,053
09/24	$1,107,036	$1,188,760
10/24	$1,091,684	$1,159,280

Average Annual Total Returns for the Period Ended October 31, 2024 (%)

AATR	1 Year	5 Years	10 Years
Institutional Class	14.30%	(0.48%)	0.88%
Bloomberg U.S. Aggregate Bond Index	10.55%	(0.23%)	1.49%

THE FUND'S PAST PERFORMANCE IS NOT A GOOD PREDICTOR OF THE FUND'S FUTURE PERFORMANCE.

Fund performance data shown above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Key Fund Statistics as of October 31, 2024

Total Net Assets	$24,219,713
Total Number of Portfolio Holdings	50
Portfolio Turnover Rate	57%
Total Advisory Fees Paid	$0

abrdn Infrastructure Debt Fund

(AGCIX)

Institutional Class

What did the Fund invest in?

The tables below show the investment makeup of the Fund as of October 31, 2024.

Sector Allocation (% of total net assets)

AAA	2.6%
AA	19.1%
A	10.8%
BBB	18.3%
BB	36.0%
B	8.0%
Below B	1.4%
Not Rated	3.9%

Ratings and portfolio credit quality will vary over time. Credit quality ratings on the underlying securities of the Fund are received from S&P, Moody’s and Fitch and are an indication of the issuer’s creditworthiness. The chart reflects the highest security rating provided by one or more of these rating agencies.

Ten Largest Holdings (% of total net assets)

Port of Beaumont Navigation District, 10.000%, due 07/01/26	4.2%
Massachusetts Development Finance Agency, 8.500%, due 10/01/26	4.2%
Gabon Blue Bond Master Trust, 6.097%, due 08/01/38	4.1%
Dutchess County Local Development Corp., 5.918%, due 07/01/39	3.9%
Toledo Hospital, 6.015%, due 11/15/48	3.6%
Illinois Municipal Electric Agency, 7.288%, due 02/01/35	3.6%
City of Chicago, 6.314%, due 01/01/44	3.5%
New York Transportation Development Corp., 6.971%, due 06/30/51	3.3%
California Statewide Communities Development Authority, 7.140%, due 08/15/47	3.3%
Low Income Investment Fund, 3.386%, due 07/01/26	3.2%

Availability of Additional Information

You can find additional information, including the Fund's prospectus, financial information, fund holdings, and proxy voting information at abrdn.com/us/literature or call 866-667-9231. The QR code can be used to access the Fund's prospectus, financial information and holdings.

abrdn Infrastructure Debt Fund

(AGCIX)

Institutional Class

abrdn Infrastructure Debt Fund

Institutional Service Class

CGFIX

Annual Shareholder Report - October 31, 2024

This annual shareholder report contains important information about the abrdn Infrastructure Debt Fund (the "Fund") for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at abrdn.com/us/literature. You can also request this information by contacting us at 866-667-9231.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Share Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Institutional Service	$85	0.79%

How did the fund perform last year and what affected its performance?

The following discussion compares the performance of the Fund to the Bloomberg U.S. Aggregate Bond Index (the “Index”) to show how the Fund’s performance measures against the returns of similar investments for the reporting period.

What contributed to performance?

The Fund’s exposure to telecom, media and technology, and electric sectors helped performance. Within individual holdings, Chicago-B reference bonds and VZ Vendor Financing bonds were among the key positive contributors to performance. The bonds of electric generators Clearway, Vistra and NRG Energy were strong due to increased demand for electricity and the prospect of additional earnings from artificial-intelligence energy demand. Liquefied natural gas terminal developer and operator Venture Global was also a contributor to performance as the company has been successful in expanding its capacity. In terms of ratings, all bonds across high and lower-quality segments benefited the Fund. AA-, BB-, and AAA- rated bonds were particularly favorable.

What detracted from performance?

The Fund’s holdings in the consumer and banking sectors hurt performance. Within individual holdings, National Finance Authority bonds and the State of Massachusetts bonds were unfavorable. In the case of National Finance Authority, elevated leverage and work-from-home trends have put pressure on the office space which is leased by the federal government. Meanwhile, the bonds of pulp and paper producer Suzano and those of JSC Georgian Railway also detracted from performance.

abrdn Infrastructure Debt Fund

(CGFIX)

Institutional Service Class

Fund Performance

Total Return Based on $1,000,000 Investment

The following graph reflects a hypothetical $1,000,000 investment for the most recently completed 10 fiscal years as compared to a broad-based securities market index, which is also the performance benchmark.

	Institutional Service Class	Bloomberg U.S. Aggregate Bond Index
10/14	$1,000,000	$1,000,000
11/14	$986,166	$1,007,094
12/14	$971,723	$1,008,036
01/15	$959,751	$1,029,174
02/15	$963,742	$1,019,497
03/15	$953,765	$1,024,231
04/15	$966,735	$1,020,556
05/15	$949,775	$1,018,098
06/15	$938,800	$1,006,997
07/15	$939,798	$1,013,997
08/15	$934,810	$1,012,541
09/15	$934,810	$1,019,390
10/15	$939,798	$1,019,559
11/15	$925,831	$1,016,866
12/15	$926,046	$1,013,580
01/16	$928,048	$1,027,528
02/16	$940,062	$1,034,817
03/16	$974,100	$1,044,311
04/16	$991,119	$1,048,320
05/16	$978,105	$1,048,589
06/16	$1,005,135	$1,067,430
07/16	$1,013,144	$1,074,178
08/16	$1,020,152	$1,072,950
09/16	$1,014,145	$1,072,321
10/16	$1,018,150	$1,064,119
11/16	$1,017,149	$1,038,949
12/16	$1,024,537	$1,040,414
01/17	$1,027,574	$1,042,455
02/17	$1,031,624	$1,049,462
03/17	$1,034,661	$1,048,911
04/17	$1,035,673	$1,057,006
05/17	$1,035,673	$1,065,142
06/17	$1,038,711	$1,064,070
07/17	$1,034,661	$1,068,649
08/17	$1,032,636	$1,078,234
09/17	$1,035,673	$1,073,099
10/17	$1,039,723	$1,073,720
11/17	$1,037,698	$1,072,342
12/17	$1,041,154	$1,077,264
01/18	$1,047,249	$1,064,857
02/18	$1,050,296	$1,054,763
03/18	$1,045,217	$1,061,527
04/18	$1,050,296	$1,053,632
05/18	$1,055,375	$1,061,151
06/18	$1,056,390	$1,059,846
07/18	$1,061,469	$1,060,098
08/18	$1,064,517	$1,066,920
09/18	$1,064,517	$1,060,049
10/18	$1,063,501	$1,051,672
11/18	$1,057,406	$1,057,950
12/18	$1,051,271	$1,077,386
01/19	$1,058,811	$1,088,827
02/19	$1,065,273	$1,088,196
03/19	$1,073,890	$1,109,092
04/19	$1,079,276	$1,109,376
05/19	$1,087,893	$1,129,069
06/19	$1,087,666	$1,143,248
07/19	$1,095,257	$1,145,763
08/19	$1,107,186	$1,175,451
09/19	$1,106,031	$1,169,191
10/19	$1,113,674	$1,172,713
11/19	$1,113,674	$1,172,116
12/19	$1,127,588	$1,171,299
01/20	$1,150,963	$1,193,840
02/20	$1,126,475	$1,215,327
03/20	$1,107,552	$1,208,175
04/20	$1,101,986	$1,229,652
05/20	$1,110,891	$1,235,377
06/20	$1,117,570	$1,243,159
07/20	$1,144,285	$1,261,728
08/20	$1,163,208	$1,251,543
09/20	$1,157,642	$1,250,857
10/20	$1,150,963	$1,245,272
11/20	$1,183,244	$1,257,491
12/20	$1,199,426	$1,259,224
01/21	$1,184,921	$1,250,195
02/21	$1,182,690	$1,232,142
03/21	$1,181,574	$1,216,756
04/21	$1,181,574	$1,226,369
05/21	$1,183,806	$1,230,375
06/21	$1,186,037	$1,239,020
07/21	$1,171,532	$1,252,874
08/21	$1,180,458	$1,250,488
09/21	$1,160,375	$1,239,662
10/21	$1,155,912	$1,239,320
11/21	$1,145,870	$1,242,986
12/21	$1,171,007	$1,239,806
01/22	$1,146,683	$1,213,095
02/22	$1,126,993	$1,199,562
03/22	$1,109,619	$1,166,236
04/22	$1,089,928	$1,121,979
05/22	$1,073,713	$1,129,213
06/22	$1,080,662	$1,111,498
07/22	$1,067,921	$1,138,657
08/22	$1,057,497	$1,106,483
09/22	$1,049,389	$1,058,676
10/22	$1,030,857	$1,044,963
11/22	$1,021,591	$1,083,393
12/22	$1,054,022	$1,078,506
01/23	$1,037,806	$1,111,685
02/23	$1,015,799	$1,082,942
03/23	$1,021,591	$1,110,451
04/23	$1,020,432	$1,117,181
05/23	$1,007,692	$1,105,017
06/23	$986,843	$1,101,075
07/23	$985,684	$1,100,308
08/23	$982,210	$1,093,280
09/23	$960,813	$1,065,498
10/23	$946,269	$1,048,683
11/23	$988,416	$1,096,174
12/23	$1,027,361	$1,138,134
01/24	$1,028,726	$1,135,009
02/24	$1,023,516	$1,118,973
03/24	$1,036,115	$1,129,306
04/24	$1,022,360	$1,100,781
05/24	$1,036,000	$1,119,443
06/24	$1,046,021	$1,130,041
07/24	$1,066,141	$1,156,435
08/24	$1,081,635	$1,173,053
09/24	$1,094,860	$1,188,760
10/24	$1,079,486	$1,159,280

Average Annual Total Returns for the Period Ended October 31, 2024 (%)

AATR	1 Year	5 Years	10 Years
Institutional Service Class	14.08%	(0.62%)	0.77%
Bloomberg U.S. Aggregate Bond Index	10.55%	(0.23%)	1.49%

THE FUND'S PAST PERFORMANCE IS NOT A GOOD PREDICTOR OF THE FUND'S FUTURE PERFORMANCE.

Fund performance data shown above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Key Fund Statistics as of October 31, 2024

Total Net Assets	$24,219,713
Total Number of Portfolio Holdings	50
Portfolio Turnover Rate	57%
Total Advisory Fees Paid	$0

abrdn Infrastructure Debt Fund

(CGFIX)

Institutional Service Class

What did the Fund invest in?

The tables below show the investment makeup of the Fund as of October 31, 2024.

Sector Allocation (% of total net assets)

AAA	2.6%
AA	19.1%
A	10.8%
BBB	18.3%
BB	36.0%
B	8.0%
Below B	1.4%
Not Rated	3.9%

Ratings and portfolio credit quality will vary over time. Credit quality ratings on the underlying securities of the Fund are received from S&P, Moody’s and Fitch and are an indication of the issuer’s creditworthiness. The chart reflects the highest security rating provided by one or more of these rating agencies.

Ten Largest Holdings (% of total net assets)

Port of Beaumont Navigation District, 10.000%, due 07/01/26	4.2%
Massachusetts Development Finance Agency, 8.500%, due 10/01/26	4.2%
Gabon Blue Bond Master Trust, 6.097%, due 08/01/38	4.1%
Dutchess County Local Development Corp., 5.918%, due 07/01/39	3.9%
Toledo Hospital, 6.015%, due 11/15/48	3.6%
Illinois Municipal Electric Agency, 7.288%, due 02/01/35	3.6%
City of Chicago, 6.314%, due 01/01/44	3.5%
New York Transportation Development Corp., 6.971%, due 06/30/51	3.3%
California Statewide Communities Development Authority, 7.140%, due 08/15/47	3.3%
Low Income Investment Fund, 3.386%, due 07/01/26	3.2%

Availability of Additional Information

You can find additional information, including the Fund's prospectus, financial information, fund holdings, and proxy voting information at abrdn.com/us/literature or call 866-667-9231. The QR code can be used to access the Fund's prospectus, financial information and holdings.

abrdn Infrastructure Debt Fund

(CGFIX)

Institutional Service Class

abrdn Intermediate Municipal Income Fund

Class A

NTFAX

Annual Shareholder Report - October 31, 2024

This annual shareholder report contains important information about the abrdn Intermediate Municipal Income Fund (the "Fund") for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at abrdn.com/us/literature. You can also request this information by contacting us at 866-667-9231.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Share Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
A	$84	0.79%

How did the fund perform last year and what affected its performance?

The following discussion compares the performance of the Fund to the ICE BofA US Municipal Securities Index (1-22 Yr) to show how the Fund’s performance measures against the returns of similar investments for the reporting period.

What contributed to performance?

The Fund’s exposures to other revenue, industrial development, pollution control revenue, and hospital bonds added to returns. Within individual holdings, the Port of Beaumont Navigation District’s revenue bonds and Indiana Finance Authority’s bonds were among the key positive contributors to performance as the projects’ completion and ramp-up period has led to increased demand. In terms of ratings, non-rated, BBB- and AA-rated bonds were especially favorable.

What detracted from performance?

The Fund’s holdings in local general obligation, other transportation, and life care bonds hurt performance. Within individual holdings, the Mississippi Business Finance Corporation’s revenue bonds and the Nassau County Local Economic Assistance Corporation’s bonds were unfavorable. In the case of Nassau County, these bonds are fundamentally stable from a credit perspective. However, given the size of the issue and the idiosyncratic nature of trades associated with these bonds, they did not experience the same kind of spread compression that other larger healthcare providers experienced during the period. In terms of ratings, A-rated bonds detracted from performance.

abrdn Intermediate Municipal Income Fund

(NTFAX)

Class A

Fund Performance

Total Return Based on $10,000 Investment

The following graph reflects a hypothetical $10,000 investment for the most recently completed 10 fiscal years as compared to a broad-based securities market index and an additional performance benchmark.

	Class A with sales load	Bloomberg Municipal Bond Index	ICE BofA U.S. Municipal Securities Index (1-22 Yr)
10/14	$9,746	$10,069	$10,051
11/14	$9,763	$10,086	$10,059
12/14	$9,791	$10,137	$10,101
01/15	$9,927	$10,317	$10,255
02/15	$9,838	$10,210	$10,167
03/15	$9,843	$10,240	$10,187
04/15	$9,811	$10,186	$10,152
05/15	$9,779	$10,158	$10,119
06/15	$9,747	$10,148	$10,114
07/15	$9,792	$10,222	$10,183
08/15	$9,799	$10,242	$10,199
09/15	$9,873	$10,316	$10,268
10/15	$9,898	$10,357	$10,311
11/15	$9,905	$10,398	$10,345
12/15	$9,931	$10,472	$10,411
01/16	$10,024	$10,596	$10,530
02/16	$10,041	$10,613	$10,539
03/16	$10,046	$10,647	$10,566
04/16	$10,090	$10,725	$10,633
05/16	$10,096	$10,754	$10,644
06/16	$10,200	$10,925	$10,785
07/16	$10,203	$10,932	$10,789
08/16	$10,207	$10,947	$10,807
09/16	$10,181	$10,892	$10,766
10/16	$10,116	$10,778	$10,682
11/16	$9,840	$10,376	$10,338
12/16	$9,905	$10,497	$10,436
01/17	$9,949	$10,567	$10,491
02/17	$9,984	$10,640	$10,557
03/17	$9,998	$10,663	$10,578
04/17	$10,062	$10,741	$10,656
05/17	$10,157	$10,911	$10,793
06/17	$10,130	$10,872	$10,760
07/17	$10,175	$10,960	$10,836
08/17	$10,230	$11,043	$10,922
09/17	$10,194	$10,987	$10,881
10/17	$10,188	$11,014	$10,892
11/17	$10,142	$10,955	$10,822
12/17	$10,208	$11,069	$10,909
01/18	$10,118	$10,939	$10,815
02/18	$10,080	$10,906	$10,779
03/18	$10,105	$10,947	$10,803
04/18	$10,088	$10,908	$10,768
05/18	$10,176	$11,033	$10,878
06/18	$10,191	$11,042	$10,895
07/18	$10,205	$11,069	$10,928
08/18	$10,220	$11,097	$10,942
09/18	$10,171	$11,025	$10,883
10/18	$10,122	$10,957	$10,823
11/18	$10,191	$11,079	$10,938
12/18	$10,251	$11,211	$11,057
01/19	$10,308	$11,296	$11,149
02/19	$10,356	$11,357	$11,208
03/19	$10,488	$11,536	$11,350
04/19	$10,514	$11,579	$11,384
05/19	$10,636	$11,739	$11,538
06/19	$10,695	$11,782	$11,586
07/19	$10,752	$11,877	$11,679
08/19	$10,916	$12,065	$11,826
09/19	$10,846	$11,968	$11,740
10/19	$10,836	$11,989	$11,759
11/19	$10,859	$12,019	$11,780
12/19	$10,897	$12,056	$11,819
01/20	$11,052	$12,273	$12,006
02/20	$11,186	$12,431	$12,133
03/20	$10,615	$11,980	$11,744
04/20	$10,431	$11,830	$11,623
05/20	$10,687	$12,206	$11,965
06/20	$10,811	$12,307	$12,051
07/20	$10,968	$12,514	$12,221
08/20	$10,945	$12,455	$12,190
09/20	$10,936	$12,458	$12,187
10/20	$10,926	$12,420	$12,165
11/20	$11,097	$12,608	$12,313
12/20	$11,172	$12,685	$12,383
01/21	$11,263	$12,765	$12,451
02/21	$11,128	$12,563	$12,281
03/21	$11,184	$12,640	$12,340
04/21	$11,274	$12,746	$12,433
05/21	$11,329	$12,784	$12,469
06/21	$11,385	$12,819	$12,495
07/21	$11,476	$12,926	$12,579
08/21	$11,463	$12,878	$12,547
09/21	$11,347	$12,785	$12,466
10/21	$11,322	$12,748	$12,448
11/21	$11,402	$12,856	$12,524
12/21	$11,412	$12,877	$12,535
01/22	$11,144	$12,525	$12,230
02/22	$11,063	$12,480	$12,174
03/22	$10,783	$12,075	$11,860
04/22	$10,516	$11,741	$11,588
05/22	$10,574	$11,916	$11,753
06/22	$10,423	$11,720	$11,610
07/22	$10,633	$12,030	$11,875
08/22	$10,458	$11,766	$11,638
09/22	$10,131	$11,315	$11,280
10/22	$10,050	$11,221	$11,228
11/22	$10,407	$11,746	$11,675
12/22	$10,408	$11,779	$11,690
01/23	$10,634	$12,118	$11,980
02/23	$10,458	$11,844	$11,737
03/23	$10,603	$12,106	$11,970
04/23	$10,593	$12,079	$11,947
05/23	$10,523	$11,974	$11,853
06/23	$10,611	$12,094	$11,942
07/23	$10,627	$12,142	$11,973
08/23	$10,511	$11,967	$11,865
09/23	$10,250	$11,616	$11,592
10/23	$10,109	$11,517	$11,497
11/23	$10,677	$12,249	$12,096
12/23	$10,940	$12,533	$12,351
01/24	$10,947	$12,469	$12,324
02/24	$10,978	$12,485	$12,332
03/24	$11,011	$12,485	$12,321
04/24	$10,896	$12,330	$12,201
05/24	$10,917	$12,294	$12,154
06/24	$11,126	$12,482	$12,323
07/24	$11,210	$12,596	$12,428
08/24	$11,320	$12,696	$12,533
09/24	$11,392	$12,821	$12,647
10/24	$11,275	$12,634	$12,487

Average Annual Total Returns for the Period Ended October 31, 2024 (%)

AATR	1 Year	5 Years	10 Years
Class A without sales load	11.53%	0.80%	1.47%
Class A with sales load - 2.50%	8.78%	0.30%	1.21%
Bloomberg Municipal Bond Index	9.70%	1.05%	2.30%
ICE BofA U.S. Municipal Securities Index (1-22 Yr)	8.61%	1.21%	2.19%

THE FUND'S PAST PERFORMANCE IS NOT A GOOD PREDICTOR OF THE FUND'S FUTURE PERFORMANCE.

Fund performance data shown above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

In accordance with regulatory changes requiring the Fund's primary benchmark to represent the overall applicable market, the Fund's primary prospectus benchmark changed to the Bloomberg Municipal Bond Index effective as of February 29, 2024.

Key Fund Statistics as of October 31, 2024

Total Net Assets	$44,030,106
Total Number of Portfolio Holdings	96
Portfolio Turnover Rate	71%
Total Advisory Fees Paid	$0

abrdn Intermediate Municipal Income Fund

(NTFAX)

Class A

What did the Fund invest in?

The tables below show the investment makeup of the Fund as of October 31, 2024.

Credit Quality Allocation (% of total net assets)

AAA	3.2%
AA	24.9%
A	22.3%
BBB	36.2%
BB	2.4%
Not Rated	11.0%

Ratings and portfolio credit quality will vary over time. Credit quality ratings on the underlying securities of the Fund are received from S&P, Moody’s and Fitch and are an indication of the issuer’s creditworthiness. The chart reflects the highest security rating provided by one or more of these rating agencies.

Ten Largest Holdings (% of total net assets)

Mississippi Business Finance Corp., 4.390%, due 11/01/32	4.1%
Buckeye Tobacco Settlement Financing Authority, Class 2, 5.000%, due 06/01/55	3.3%
New Jersey Transportation Trust Fund Authority, 5.000%, due 12/15/34	2.8%
Harris County Cultural Education Facilities Finance Corp., 4.000%, due 12/01/45	2.7%
Metropolitan Transportation Authority, 5.000%, due 11/15/27	2.7%
Connecticut State Health & Educational Facilities Authority, 5.000%, due 07/01/27	2.6%
California Community Choice Financing Authority, 5.250%, due 01/01/54	2.4%
Indiana Finance Authority, 5.125%, due 06/01/58	2.4%
Public Finance Authority, 5.000%, due 07/01/38	2.3%
Metropolitan Nashville Airport Authority, 5.000%, due 07/01/40	2.3%

Availability of Additional Information

You can find additional information, including the Fund's prospectus, financial information, fund holdings, and proxy voting information at abrdn.com/us/literature or call 866-667-9231. The QR code can be used to access the Fund's prospectus, financial information and holdings.

abrdn Intermediate Municipal Income Fund

(NTFAX)

Class A

abrdn Intermediate Municipal Income Fund

Institutional Class

ABEIX

Annual Shareholder Report - October 31, 2024

This annual shareholder report contains important information about the abrdn Intermediate Municipal Income Fund (the "Fund") for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at abrdn.com/us/literature. You can also request this information by contacting us at 866-667-9231.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Share Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Institutional	$53	0.50%

How did the fund perform last year and what affected its performance?

The following discussion compares the performance of the Fund to the ICE BofA US Municipal Securities Index (1-22 Yr) to show how the Fund’s performance measures against the returns of similar investments for the reporting period.

What contributed to performance?

The Fund’s exposures to other revenue, industrial development, pollution control revenue, and hospital bonds added to returns. Within individual holdings, the Port of Beaumont Navigation District’s revenue bonds and Indiana Finance Authority’s bonds were among the key positive contributors to performance as the projects’ completion and ramp-up period has led to increased demand. In terms of ratings, non-rated, BBB- and AA-rated bonds were especially favorable.

What detracted from performance?

The Fund’s holdings in local general obligation, other transportation, and life care bonds hurt performance. Within individual holdings, the Mississippi Business Finance Corporation’s revenue bonds and the Nassau County Local Economic Assistance Corporation’s bonds were unfavorable. In the case of Nassau County, these bonds are fundamentally stable from a credit perspective. However, given the size of the issue and the idiosyncratic nature of trades associated with these bonds, they did not experience the same kind of spread compression that other larger healthcare providers experienced during the period. In terms of ratings, A-rated bonds detracted from performance.

abrdn Intermediate Municipal Income Fund

(ABEIX)

Institutional Class

Fund Performance

Total Return Based on $1,000,000 Investment

The following graph reflects a hypothetical $1,000,000 investment for the most recently completed 10 fiscal years as compared to a broad-based securities market index and an additional performance benchmark.

	Institutional Class	Bloomberg Municipal Bond Index	ICE BofA U.S. Municipal Securities Index (1-22 Yr)
10/14	$1,000,000	$1,000,000	$1,000,000
11/14	$1,000,902	$1,001,730	$1,000,818
12/14	$1,004,019	$1,006,784	$1,004,962
01/15	$1,018,147	$1,024,628	$1,020,307
02/15	$1,009,242	$1,014,059	$1,011,560
03/15	$1,010,020	$1,016,987	$1,013,483
04/15	$1,006,946	$1,011,652	$1,010,054
05/15	$1,003,868	$1,008,857	$1,006,782
06/15	$1,000,805	$1,007,937	$1,006,224
07/15	$1,005,625	$1,015,238	$1,013,090
08/15	$1,006,523	$1,017,232	$1,014,703
09/15	$1,014,367	$1,024,601	$1,021,615
10/15	$1,017,215	$1,028,674	$1,025,851
11/15	$1,018,158	$1,032,764	$1,029,207
12/15	$1,021,026	$1,040,020	$1,035,844
01/16	$1,030,878	$1,052,429	$1,047,675
02/16	$1,032,760	$1,054,085	$1,048,543
03/16	$1,033,512	$1,057,423	$1,051,185
04/16	$1,038,361	$1,065,199	$1,057,932
05/16	$1,039,170	$1,068,080	$1,058,991
06/16	$1,050,048	$1,085,071	$1,072,968
07/16	$1,050,668	$1,085,734	$1,073,373
08/16	$1,051,320	$1,087,199	$1,075,231
09/16	$1,047,840	$1,081,773	$1,071,121
10/16	$1,042,334	$1,070,424	$1,062,807
11/16	$1,014,196	$1,030,502	$1,028,546
12/16	$1,021,092	$1,042,600	$1,038,294
01/17	$1,024,803	$1,049,474	$1,043,715
02/17	$1,029,689	$1,056,761	$1,050,352
03/17	$1,031,402	$1,059,055	$1,052,443
04/17	$1,038,240	$1,066,740	$1,060,153
05/17	$1,048,276	$1,083,670	$1,073,824
06/17	$1,045,762	$1,079,783	$1,070,567
07/17	$1,050,559	$1,088,519	$1,078,113
08/17	$1,056,497	$1,096,803	$1,086,593
09/17	$1,052,947	$1,091,226	$1,082,560
10/17	$1,052,532	$1,093,890	$1,083,626
11/17	$1,047,901	$1,088,033	$1,076,684
12/17	$1,054,956	$1,099,405	$1,085,312
01/18	$1,045,891	$1,086,462	$1,076,022
02/18	$1,042,232	$1,083,215	$1,072,425
03/18	$1,045,002	$1,087,213	$1,074,830
04/18	$1,043,509	$1,083,333	$1,071,290
05/18	$1,051,719	$1,095,739	$1,082,265
06/18	$1,053,491	$1,096,674	$1,083,913
07/18	$1,055,235	$1,099,335	$1,087,231
08/18	$1,056,983	$1,102,158	$1,088,638
09/18	$1,053,313	$1,095,023	$1,082,808
10/18	$1,048,463	$1,088,280	$1,076,787
11/18	$1,055,751	$1,100,325	$1,088,225
12/18	$1,062,203	$1,113,500	$1,100,065
01/19	$1,068,336	$1,121,917	$1,109,247
02/19	$1,073,546	$1,127,924	$1,115,123
03/19	$1,086,384	$1,145,754	$1,129,245
04/19	$1,090,408	$1,150,060	$1,132,598
05/19	$1,103,322	$1,165,915	$1,147,939
06/19	$1,109,620	$1,170,220	$1,152,718
07/19	$1,115,780	$1,179,651	$1,161,931
08/19	$1,133,077	$1,198,258	$1,176,542
09/19	$1,126,050	$1,188,653	$1,167,990
10/19	$1,125,254	$1,190,783	$1,169,898
11/19	$1,127,887	$1,193,761	$1,171,989
12/19	$1,130,958	$1,197,406	$1,175,881
01/20	$1,148,396	$1,218,919	$1,194,510
02/20	$1,161,418	$1,234,638	$1,207,083
03/20	$1,103,539	$1,189,854	$1,168,441
04/20	$1,084,671	$1,174,921	$1,156,403
05/20	$1,111,554	$1,212,297	$1,190,419
06/20	$1,124,688	$1,222,275	$1,199,009
07/20	$1,141,202	$1,242,861	$1,215,918
08/20	$1,139,108	$1,237,029	$1,212,768
09/20	$1,138,355	$1,237,291	$1,212,454
10/20	$1,137,626	$1,233,575	$1,210,344
11/20	$1,154,419	$1,252,190	$1,225,001
12/20	$1,162,546	$1,259,818	$1,231,997
01/21	$1,173,388	$1,267,846	$1,238,729
02/21	$1,159,615	$1,247,702	$1,221,809
03/21	$1,165,670	$1,255,397	$1,227,685
04/21	$1,175,281	$1,265,927	$1,236,948
05/21	$1,181,332	$1,269,704	$1,240,599
06/21	$1,187,445	$1,273,190	$1,243,114
07/21	$1,197,120	$1,283,750	$1,251,501
08/21	$1,194,890	$1,279,038	$1,248,359
09/21	$1,184,232	$1,269,808	$1,240,258
10/21	$1,181,936	$1,266,095	$1,238,488
11/21	$1,190,465	$1,276,873	$1,245,985
12/21	$1,191,781	$1,278,933	$1,247,101
01/22	$1,162,945	$1,243,925	$1,216,751
02/22	$1,155,951	$1,239,469	$1,211,216
03/22	$1,125,767	$1,199,289	$1,179,982
04/22	$1,098,079	$1,166,117	$1,152,943
05/22	$1,105,663	$1,183,440	$1,169,359
06/22	$1,090,125	$1,164,057	$1,155,084
07/22	$1,112,277	$1,194,813	$1,181,439
08/22	$1,094,229	$1,168,627	$1,157,898
09/22	$1,059,054	$1,123,774	$1,122,302
10/22	$1,052,078	$1,114,429	$1,117,069
11/22	$1,088,362	$1,166,554	$1,161,568
12/22	$1,089,991	$1,169,894	$1,163,062
01/23	$1,113,940	$1,203,500	$1,191,898
02/23	$1,095,790	$1,176,286	$1,167,684
03/23	$1,109,996	$1,202,385	$1,190,882
04/23	$1,110,449	$1,199,638	$1,188,607
05/23	$1,103,353	$1,189,242	$1,179,275
06/23	$1,112,878	$1,201,155	$1,188,129
07/23	$1,114,889	$1,205,907	$1,191,172
08/23	$1,101,698	$1,188,547	$1,180,476
09/23	$1,075,851	$1,153,712	$1,153,253
10/23	$1,060,175	$1,143,894	$1,143,822
11/23	$1,121,220	$1,216,510	$1,203,451
12/23	$1,149,108	$1,244,784	$1,228,786
01/24	$1,150,071	$1,238,426	$1,226,094
02/24	$1,153,655	$1,240,017	$1,226,966
03/24	$1,157,379	$1,239,978	$1,225,877
04/24	$1,145,598	$1,224,621	$1,213,842
05/24	$1,148,069	$1,221,029	$1,209,258
06/24	$1,170,264	$1,239,745	$1,226,075
07/24	$1,178,102	$1,251,044	$1,236,443
08/24	$1,191,240	$1,260,911	$1,246,876
09/24	$1,199,148	$1,273,373	$1,258,302
10/24	$1,187,133	$1,254,806	$1,242,323

Average Annual Total Returns for the Period Ended October 31, 2024 (%)

AATR	1 Year	5 Years	10 Years
Institutional Class	11.98%	1.08%	1.73%
Bloomberg Municipal Bond Index	9.70%	1.05%	2.30%
ICE BofA U.S. Municipal Securities Index (1-22 Yr)	8.61%	1.21%	2.19%

THE FUND'S PAST PERFORMANCE IS NOT A GOOD PREDICTOR OF THE FUND'S FUTURE PERFORMANCE.

Fund performance data shown above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

In accordance with regulatory changes requiring the Fund's primary benchmark to represent the overall applicable market, the Fund's primary prospectus benchmark changed to the Bloomberg Municipal Bond Index effective as of February 29, 2024.

Key Fund Statistics as of October 31, 2024

Total Net Assets	$44,030,106
Total Number of Portfolio Holdings	96
Portfolio Turnover Rate	71%
Total Advisory Fees Paid	$0

abrdn Intermediate Municipal Income Fund

(ABEIX)

Institutional Class

What did the Fund invest in?

The tables below show the investment makeup of the Fund as of October 31, 2024.

Credit Quality Allocation (% of total net assets)

AAA	3.2%
AA	24.9%
A	22.3%
BBB	36.2%
BB	2.4%
Not Rated	11.0%

Ratings and portfolio credit quality will vary over time. Credit quality ratings on the underlying securities of the Fund are received from S&P, Moody’s and Fitch and are an indication of the issuer’s creditworthiness. The chart reflects the highest security rating provided by one or more of these rating agencies.

Ten Largest Holdings (% of total net assets)

Mississippi Business Finance Corp., 4.390%, due 11/01/32	4.1%
Buckeye Tobacco Settlement Financing Authority, Class 2, 5.000%, due 06/01/55	3.3%
New Jersey Transportation Trust Fund Authority, 5.000%, due 12/15/34	2.8%
Harris County Cultural Education Facilities Finance Corp., 4.000%, due 12/01/45	2.7%
Metropolitan Transportation Authority, 5.000%, due 11/15/27	2.7%
Connecticut State Health & Educational Facilities Authority, 5.000%, due 07/01/27	2.6%
California Community Choice Financing Authority, 5.250%, due 01/01/54	2.4%
Indiana Finance Authority, 5.125%, due 06/01/58	2.4%
Public Finance Authority, 5.000%, due 07/01/38	2.3%
Metropolitan Nashville Airport Authority, 5.000%, due 07/01/40	2.3%

Availability of Additional Information

You can find additional information, including the Fund's prospectus, financial information, fund holdings, and proxy voting information at abrdn.com/us/literature or call 866-667-9231. The QR code can be used to access the Fund's prospectus, financial information and holdings.

abrdn Intermediate Municipal Income Fund

(ABEIX)

Institutional Class

abrdn Intermediate Municipal Income Fund

Institutional Service Class

ABESX

Annual Shareholder Report - October 31, 2024

This annual shareholder report contains important information about the abrdn Intermediate Municipal Income Fund (the "Fund") for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at abrdn.com/us/literature. You can also request this information by contacting us at 866-667-9231.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Share Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Institutional Service	$53	0.50%

How did the fund perform last year and what affected its performance?

The following discussion compares the performance of the Fund to the ICE BofA US Municipal Securities Index (1-22 Yr) to show how the Fund’s performance measures against the returns of similar investments for the reporting period.

What contributed to performance?

The Fund’s exposures to other revenue, industrial development, pollution control revenue, and hospital bonds added to returns. Within individual holdings, the Port of Beaumont Navigation District’s revenue bonds and Indiana Finance Authority’s bonds were among the key positive contributors to performance as the projects’ completion and ramp-up period has led to increased demand. In terms of ratings, non-rated, BBB- and AA-rated bonds were especially favorable.

What detracted from performance?

The Fund’s holdings in local general obligation, other transportation, and life care bonds hurt performance. Within individual holdings, the Mississippi Business Finance Corporation’s revenue bonds and the Nassau County Local Economic Assistance Corporation’s bonds were unfavorable. In the case of Nassau County, these bonds are fundamentally stable from a credit perspective. However, given the size of the issue and the idiosyncratic nature of trades associated with these bonds, they did not experience the same kind of spread compression that other larger healthcare providers experienced during the period. In terms of ratings, A-rated bonds detracted from performance.

abrdn Intermediate Municipal Income Fund

(ABESX)

Institutional Service Class

Fund Performance

Total Return Based on $1,000,000 Investment

The following graph reflects a hypothetical $1,000,000 investment for the most recently completed 10 fiscal years as compared to a broad-based securities market index and an additional performance benchmark.

	Institutional Service Class	Bloomberg Municipal Bond Index	ICE BofA U.S. Municipal Securities Index (1-22 Yr)
10/14	$1,000,000	$1,000,000	$1,000,000
11/14	$1,000,922	$1,001,730	$1,000,818
12/14	$1,004,065	$1,006,784	$1,004,962
01/15	$1,019,204	$1,024,628	$1,020,307
02/15	$1,009,353	$1,014,059	$1,011,560
03/15	$1,011,130	$1,016,987	$1,013,483
04/15	$1,006,982	$1,011,652	$1,010,054
05/15	$1,003,926	$1,008,857	$1,006,782
06/15	$1,000,884	$1,007,937	$1,006,224
07/15	$1,005,728	$1,015,238	$1,013,090
08/15	$1,006,637	$1,017,232	$1,014,703
09/15	$1,014,496	$1,024,601	$1,021,615
10/15	$1,017,359	$1,028,674	$1,025,851
11/15	$1,018,330	$1,032,764	$1,029,207
12/15	$1,021,228	$1,040,020	$1,035,844
01/16	$1,031,100	$1,052,429	$1,047,675
02/16	$1,033,001	$1,054,085	$1,048,543
03/16	$1,033,757	$1,057,423	$1,051,185
04/16	$1,038,602	$1,065,199	$1,057,932
05/16	$1,039,433	$1,068,080	$1,058,991
06/16	$1,050,315	$1,085,071	$1,072,968
07/16	$1,050,933	$1,085,734	$1,073,373
08/16	$1,051,587	$1,087,199	$1,075,231
09/16	$1,048,107	$1,081,773	$1,071,121
10/16	$1,042,604	$1,070,424	$1,062,807
11/16	$1,014,465	$1,030,502	$1,028,546
12/16	$1,021,362	$1,042,600	$1,038,294
01/17	$1,025,026	$1,049,474	$1,043,715
02/17	$1,029,853	$1,056,761	$1,050,352
03/17	$1,031,566	$1,059,055	$1,052,443
04/17	$1,037,355	$1,066,740	$1,060,153
05/17	$1,047,323	$1,083,670	$1,073,824
06/17	$1,044,668	$1,079,783	$1,070,567
07/17	$1,050,380	$1,088,519	$1,078,113
08/17	$1,055,118	$1,096,803	$1,086,593
09/17	$1,052,476	$1,091,226	$1,082,560
10/17	$1,050,846	$1,093,890	$1,083,626
11/17	$1,046,111	$1,088,033	$1,076,684
12/17	$1,053,110	$1,099,405	$1,085,312
01/18	$1,044,078	$1,086,462	$1,076,022
02/18	$1,040,452	$1,083,215	$1,072,425
03/18	$1,043,254	$1,087,213	$1,074,830
04/18	$1,042,875	$1,083,333	$1,071,290
05/18	$1,051,110	$1,095,739	$1,082,265
06/18	$1,052,818	$1,096,674	$1,083,913
07/18	$1,054,554	$1,099,335	$1,087,231
08/18	$1,056,297	$1,102,158	$1,088,638
09/18	$1,051,528	$1,095,023	$1,082,808
10/18	$1,046,673	$1,088,280	$1,076,787
11/18	$1,053,952	$1,100,325	$1,088,225
12/18	$1,060,398	$1,113,500	$1,100,065
01/19	$1,067,619	$1,121,917	$1,109,247
02/19	$1,072,823	$1,127,924	$1,115,123
03/19	$1,085,653	$1,145,754	$1,129,245
04/19	$1,089,665	$1,150,060	$1,132,598
05/19	$1,102,567	$1,165,915	$1,147,939
06/19	$1,107,732	$1,170,220	$1,152,718
07/19	$1,115,002	$1,179,651	$1,161,931
08/19	$1,131,155	$1,198,258	$1,176,542
09/19	$1,125,252	$1,188,653	$1,167,990
10/19	$1,124,441	$1,190,783	$1,169,898
11/19	$1,125,933	$1,193,761	$1,171,989
12/19	$1,130,125	$1,197,406	$1,175,881
01/20	$1,147,551	$1,218,919	$1,194,510
02/20	$1,160,590	$1,234,638	$1,207,083
03/20	$1,102,690	$1,189,854	$1,168,441
04/20	$1,083,827	$1,174,921	$1,156,403
05/20	$1,108,374	$1,212,297	$1,190,419
06/20	$1,123,795	$1,222,275	$1,199,009
07/20	$1,140,289	$1,242,861	$1,215,918
08/20	$1,138,188	$1,237,029	$1,212,768
09/20	$1,137,437	$1,237,291	$1,212,454
10/20	$1,136,717	$1,233,575	$1,210,344
11/20	$1,154,665	$1,252,190	$1,225,001
12/20	$1,162,790	$1,259,818	$1,231,997
01/21	$1,172,453	$1,267,846	$1,238,729
02/21	$1,158,693	$1,247,702	$1,221,809
03/21	$1,164,743	$1,255,397	$1,227,685
04/21	$1,174,349	$1,265,927	$1,236,948
05/21	$1,180,395	$1,269,704	$1,240,599
06/21	$1,186,507	$1,273,190	$1,243,114
07/21	$1,196,176	$1,283,750	$1,251,501
08/21	$1,195,141	$1,279,038	$1,248,359
09/21	$1,183,296	$1,269,808	$1,240,258
10/21	$1,181,010	$1,266,095	$1,238,488
11/21	$1,189,535	$1,276,873	$1,245,985
12/21	$1,190,852	$1,278,933	$1,247,101
01/22	$1,162,043	$1,243,925	$1,216,751
02/22	$1,155,058	$1,239,469	$1,211,216
03/22	$1,126,112	$1,199,289	$1,179,982
04/22	$1,098,447	$1,166,117	$1,152,943
05/22	$1,104,815	$1,183,440	$1,169,359
06/22	$1,089,295	$1,164,057	$1,155,084
07/22	$1,111,438	$1,194,813	$1,181,439
08/22	$1,093,409	$1,168,627	$1,157,898
09/22	$1,058,260	$1,123,774	$1,122,302
10/22	$1,051,292	$1,114,429	$1,117,069
11/22	$1,088,783	$1,166,554	$1,161,568
12/22	$1,089,172	$1,169,894	$1,163,062
01/23	$1,113,096	$1,203,500	$1,191,898
02/23	$1,094,958	$1,176,286	$1,167,684
03/23	$1,109,150	$1,202,385	$1,190,882
04/23	$1,109,598	$1,199,638	$1,188,607
05/23	$1,102,501	$1,189,242	$1,179,275
06/23	$1,112,017	$1,201,155	$1,188,129
07/23	$1,114,025	$1,205,907	$1,191,172
08/23	$1,102,110	$1,188,547	$1,180,476
09/23	$1,075,013	$1,153,712	$1,153,253
10/23	$1,059,355	$1,143,894	$1,143,822
11/23	$1,120,346	$1,216,510	$1,203,451
12/23	$1,148,207	$1,244,784	$1,228,786
01/24	$1,149,159	$1,238,426	$1,226,094
02/24	$1,152,729	$1,240,017	$1,226,966
03/24	$1,156,447	$1,239,978	$1,225,877
04/24	$1,144,666	$1,224,621	$1,213,842
05/24	$1,147,119	$1,221,029	$1,209,258
06/24	$1,169,289	$1,239,745	$1,226,075
07/24	$1,178,435	$1,251,044	$1,236,443
08/24	$1,190,235	$1,260,911	$1,246,876
09/24	$1,198,124	$1,273,373	$1,258,302
10/24	$1,186,099	$1,254,806	$1,242,323

Average Annual Total Returns for the Period Ended October 31, 2024 (%)

AATR	1 Year	5 Years	10 Years
Institutional Service Class	11.96%	1.07%	1.72%
Bloomberg Municipal Bond Index	9.70%	1.05%	2.30%
ICE BofA U.S. Municipal Securities Index (1-22 Yr)	8.61%	1.21%	2.19%

THE FUND'S PAST PERFORMANCE IS NOT A GOOD PREDICTOR OF THE FUND'S FUTURE PERFORMANCE.

Fund performance data shown above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

In accordance with regulatory changes requiring the Fund's primary benchmark to represent the overall applicable market, the Fund's primary prospectus benchmark changed to the Bloomberg Municipal Bond Index effective as of February 29, 2024.

Key Fund Statistics as of October 31, 2024

Total Net Assets	$44,030,106
Total Number of Portfolio Holdings	96
Portfolio Turnover Rate	71%
Total Advisory Fees Paid	$0

abrdn Intermediate Municipal Income Fund

(ABESX)

Institutional Service Class

What did the Fund invest in?

The tables below show the investment makeup of the Fund as of October 31, 2024.

Credit Quality Allocation (% of total net assets)

AAA	3.2%
AA	24.9%
A	22.3%
BBB	36.2%
BB	2.4%
Not Rated	11.0%

Ratings and portfolio credit quality will vary over time. Credit quality ratings on the underlying securities of the Fund are received from S&P, Moody’s and Fitch and are an indication of the issuer’s creditworthiness. The chart reflects the highest security rating provided by one or more of these rating agencies.

Ten Largest Holdings (% of total net assets)

Mississippi Business Finance Corp., 4.390%, due 11/01/32	4.1%
Buckeye Tobacco Settlement Financing Authority, Class 2, 5.000%, due 06/01/55	3.3%
New Jersey Transportation Trust Fund Authority, 5.000%, due 12/15/34	2.8%
Harris County Cultural Education Facilities Finance Corp., 4.000%, due 12/01/45	2.7%
Metropolitan Transportation Authority, 5.000%, due 11/15/27	2.7%
Connecticut State Health & Educational Facilities Authority, 5.000%, due 07/01/27	2.6%
California Community Choice Financing Authority, 5.250%, due 01/01/54	2.4%
Indiana Finance Authority, 5.125%, due 06/01/58	2.4%
Public Finance Authority, 5.000%, due 07/01/38	2.3%
Metropolitan Nashville Airport Authority, 5.000%, due 07/01/40	2.3%

Availability of Additional Information

You can find additional information, including the Fund's prospectus, financial information, fund holdings, and proxy voting information at abrdn.com/us/literature or call 866-667-9231. The QR code can be used to access the Fund's prospectus, financial information and holdings.

abrdn Intermediate Municipal Income Fund

(ABESX)

Institutional Service Class

abrdn International Small Cap Fund

Class A

WVCCX

Annual Shareholder Report - October 31, 2024

This annual shareholder report contains important information about the abrdn International Small Cap Fund (the "Fund") for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at abrdn.com/us/literature. You can also request this information by contacting us at 866-667-9231.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Share Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
A	$155	1.34%

How did the fund perform last year and what affected its performance?

The following discussion compares the performance of the Fund to the MSCI All Country World ex USA Small Cap Index (Net TR) (the “Index”) to show how the Fund’s performance measures against the returns of similar investments for the reporting period.

What contributed to performance?

ASICS Corporation, the Japanese sports apparel company, continued on its journey of delivering returns for shareholders. The firm announced the unwinding of cross holdings, which will allow ASICS to invest capital more efficiently. At the same time, earnings results again beat expectations. Nova, the Israeli manufacturer of equipment for measuring microscopic parameters of semiconductors, released another strong set of results and upgraded its guidance. The company continues to gain good traction for its high-end products. FPT Corporation, the Vietnamese provider of information technology (IT) services, telecommunications, and higher education, performed well after it announced a new partnership with NVIDIA to provide Graphics Processing Unit resources delivered as a cloud service). FPT continues to see strong demand from its Japanese clients in IT services, more than offsetting macroeconomic pressures in its telecommunications business.

What detracted from performance?

Regional, the Mexican bank, underperformed as investors reacted negatively to Claudia Sheinbaum winning the presidential election, which affected both the local market and the peso. Shares in Johns Lyng Group, the Australian insurance repair company, fell after the company’s results missed expectations due to benign weather conditions reducing its repair volumes. YouGov, the UK-based provider of panel-based market research, opinion data, and analytics tools, disappointed investors after an unscheduled trading update.

abrdn International Small Cap Fund

(WVCCX)

Class A

Fund Performance

Total Return Based on $10,000 Investment

The following graph reflects a hypothetical $10,000 investment for the most recently completed 10 fiscal years as compared to a broad-based securities market index and an additional performance benchmark.

	Class A with sales load	MSCI All Country World ex USA Index (Net TR)	MSCI All Country World ex USA Small Cap Index (Net TR)
10/14	$9,424	$10,000	$9,764
11/14	$9,396	$10,072	$9,723
12/14	$9,274	$9,709	$9,602
01/15	$9,125	$9,695	$9,567
02/15	$9,514	$10,213	$10,089
03/15	$9,423	$10,048	$9,980
04/15	$9,731	$10,556	$10,576
05/15	$9,805	$10,391	$10,635
06/15	$9,738	$10,101	$10,401
07/15	$9,667	$10,073	$10,203
08/15	$9,135	$9,303	$9,634
09/15	$8,685	$8,872	$9,358
10/15	$9,195	$9,532	$9,913
11/15	$9,178	$9,335	$9,842
12/15	$9,042	$9,159	$9,852
01/16	$8,589	$8,536	$9,097
02/16	$8,593	$8,439	$9,128
03/16	$9,267	$9,125	$9,920
04/16	$9,472	$9,365	$10,197
05/16	$9,339	$9,207	$10,130
06/16	$9,545	$9,066	$9,833
07/16	$10,009	$9,515	$10,380
08/16	$9,922	$9,575	$10,355
09/16	$10,154	$9,693	$10,611
10/16	$9,891	$9,553	$10,331
11/16	$9,514	$9,332	$10,025
12/16	$9,491	$9,571	$10,237
01/17	$9,837	$9,910	$10,630
02/17	$10,033	$10,068	$10,910
03/17	$10,287	$10,323	$11,136
04/17	$10,713	$10,544	$11,470
05/17	$10,932	$10,887	$11,781
06/17	$10,863	$10,920	$11,831
07/17	$11,255	$11,323	$12,248
08/17	$11,347	$11,382	$12,381
09/17	$11,835	$11,594	$12,647
10/17	$12,047	$11,812	$12,883
11/17	$12,020	$11,908	$13,075
12/17	$12,505	$12,174	$13,477
01/18	$13,160	$12,852	$14,140
02/18	$12,723	$12,246	$13,583
03/18	$12,668	$12,030	$13,429
04/18	$12,680	$12,222	$13,585
05/18	$12,394	$11,940	$13,447
06/18	$12,290	$11,715	$13,081
07/18	$12,608	$11,995	$13,172
08/18	$12,457	$11,744	$13,044
09/18	$12,338	$11,798	$12,883
10/18	$11,603	$10,838	$11,630
11/18	$11,770	$10,941	$11,659
12/18	$11,304	$10,446	$11,024
01/19	$12,255	$11,235	$11,888
02/19	$12,391	$11,454	$12,137
03/19	$12,570	$11,523	$12,156
04/19	$12,843	$11,827	$12,424
05/19	$12,471	$11,192	$11,783
06/19	$13,196	$11,866	$12,303
07/19	$12,951	$11,723	$12,221
08/19	$12,565	$11,361	$11,869
09/19	$12,725	$11,653	$12,157
10/19	$13,224	$12,059	$12,649
11/19	$13,478	$12,166	$12,861
12/19	$13,985	$12,693	$13,496
01/20	$13,856	$12,352	$13,075
02/20	$12,623	$11,375	$11,872
03/20	$10,375	$9,728	$9,581
04/20	$11,761	$10,465	$10,746
05/20	$12,742	$10,808	$11,397
06/20	$13,118	$11,296	$11,769
07/20	$13,945	$11,800	$12,357
08/20	$14,797	$12,305	$13,170
09/20	$15,000	$12,003	$13,003
10/20	$14,945	$11,745	$12,659
11/20	$16,357	$13,324	$14,410
12/20	$17,629	$14,045	$15,418
01/21	$17,615	$14,075	$15,391
02/21	$18,026	$14,354	$15,948
03/21	$17,605	$14,535	$16,271
04/21	$18,650	$14,963	$17,018
05/21	$19,095	$15,431	$17,412
06/21	$19,051	$15,331	$17,304
07/21	$19,942	$15,079	$17,443
08/21	$20,824	$15,365	$17,846
09/21	$20,378	$14,873	$17,304
10/21	$21,165	$15,228	$17,574
11/21	$20,309	$14,542	$16,704
12/21	$20,947	$15,143	$17,410
01/22	$17,759	$14,585	$16,324
02/22	$17,146	$14,297	$16,112
03/22	$16,747	$14,320	$16,276
04/22	$15,172	$13,420	$15,226
05/22	$15,118	$13,517	$15,085
06/22	$13,410	$12,354	$13,420
07/22	$14,336	$12,777	$14,195
08/22	$13,894	$12,366	$13,823
09/22	$12,169	$11,130	$12,297
10/22	$12,659	$11,463	$12,697
11/22	$14,144	$12,816	$13,910
12/22	$13,627	$12,720	$13,933
01/23	$14,719	$13,752	$14,936
02/23	$14,183	$13,269	$14,555
03/23	$14,578	$13,593	$14,588
04/23	$14,611	$13,830	$14,803
05/23	$14,086	$13,327	$14,392
06/23	$14,524	$13,925	$14,887
07/23	$15,081	$14,491	$15,643
08/23	$14,335	$13,836	$15,207
09/23	$13,497	$13,399	$14,634
10/23	$12,686	$12,846	$13,816
11/23	$14,248	$14,003	$15,153
12/23	$14,938	$14,706	$16,115
01/24	$14,524	$14,560	$15,839
02/24	$15,368	$14,929	$15,997
03/24	$15,613	$15,396	$16,455
04/24	$14,840	$15,119	$16,215
05/24	$16,162	$15,558	$16,741
06/24	$16,043	$15,543	$16,563
07/24	$16,739	$15,903	$17,194
08/24	$17,251	$16,356	$17,511
09/24	$17,430	$16,796	$18,037
10/24	$16,609	$15,972	$17,095

Average Annual Total Returns for the Period Ended October 31, 2024 (%)

AATR	1 Year	5 Years	10 Years
Class A without sales load	30.93%	4.66%	5.83%
Class A with sales load - 5.75%	23.40%	3.43%	5.20%
MSCI All Country World ex USA Index (Net TR)	24.33%	5.78%	4.79%
MSCI All Country World ex USA Small Cap Index (Net TR)	23.73%	6.21%	5.76%

THE FUND'S PAST PERFORMANCE IS NOT A GOOD PREDICTOR OF THE FUND'S FUTURE PERFORMANCE.

Fund performance data shown above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

In accordance with regulatory changes requiring the Fund's primary benchmark to represent the overall applicable market, the Fund's primary prospectus benchmark changed to the MSCI AC World ex USA Index (Net TR) effective as of February 29, 2024.

Key Fund Statistics as of October 31, 2024

Total Net Assets	$123,567,861
Total Number of Portfolio Holdings	44
Portfolio Turnover Rate	32%
Total Advisory Fees Paid	$764,470

abrdn International Small Cap Fund

(WVCCX)

Class A

What did the Fund invest in?

The tables below show the investment makeup of the Fund as of October 31, 2024.

Geographic Allocation (% of total net assets)

United Kingdom	19.5%
Japan	15.8%
Germany	8.5%
France	8.2%
Taiwan	8.0%
India	7.9%
Vietnam	4.9%
Israel	4.8%
Italy	3.9%
Australia	3.8%
Thailand	2.9%
Sweden	2.8%
Poland	2.0%
Other	7.0%

Ten Largest Holdings (% of total net assets)

Poly Medicure Ltd.	5.4%
FPT Corp.	4.9%
CTS Eventim AG & Co. KGaA	4.8%
Gaztransport Et Technigaz SA	4.6%
Diploma PLC	4.1%
Intermediate Capital Group PLC	4.0%
Japan Elevator Service Holdings Co. Ltd.	4.0%
Interparfums SA	3.6%
Gamma Communications PLC	3.4%
Asics Corp.	3.0%

Availability of Additional Information

You can find additional information, including the Fund's prospectus, financial information, fund holdings, and proxy voting information at abrdn.com/us/literature or call 866-667-9231. The QR code can be used to access the Fund's prospectus, financial information and holdings.

abrdn International Small Cap Fund

(WVCCX)

Class A

abrdn International Small Cap Fund

Class C

CPVCX

Annual Shareholder Report - October 31, 2024

This annual shareholder report contains important information about the abrdn International Small Cap Fund (the "Fund") for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at abrdn.com/us/literature. You can also request this information by contacting us at 866-667-9231.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Share Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
C	$229	1.99%

How did the fund perform last year and what affected its performance?

The following discussion compares the performance of the Fund to the MSCI All Country World ex USA Small Cap Index (Net TR) (the “Index”) to show how the Fund’s performance measures against the returns of similar investments for the reporting period.

What contributed to performance?

ASICS Corporation, the Japanese sports apparel company, continued on its journey of delivering returns for shareholders. The firm announced the unwinding of cross holdings, which will allow ASICS to invest capital more efficiently. At the same time, earnings results again beat expectations. Nova, the Israeli manufacturer of equipment for measuring microscopic parameters of semiconductors, released another strong set of results and upgraded its guidance. The company continues to gain good traction for its high-end products. FPT Corporation, the Vietnamese provider of information technology (IT) services, telecommunications, and higher education, performed well after it announced a new partnership with NVIDIA to provide Graphics Processing Unit resources delivered as a cloud service). FPT continues to see strong demand from its Japanese clients in IT services, more than offsetting macroeconomic pressures in its telecommunications business.

What detracted from performance?

Regional, the Mexican bank, underperformed as investors reacted negatively to Claudia Sheinbaum winning the presidential election, which affected both the local market and the peso. Shares in Johns Lyng Group, the Australian insurance repair company, fell after the company’s results missed expectations due to benign weather conditions reducing its repair volumes. YouGov, the UK-based provider of panel-based market research, opinion data, and analytics tools, disappointed investors after an unscheduled trading update.

abrdn International Small Cap Fund

(CPVCX)

Class C

Fund Performance

Total Return Based on $10,000 Investment

The following graph reflects a hypothetical $10,000 investment for the most recently completed 10 fiscal years as compared to a broad-based securities market index and an additional performance benchmark.

	Class C with sales load	MSCI All Country World ex USA Index (Net TR)	MSCI All Country World ex USA Small Cap Index (Net TR)
10/14	$10,000	$10,000	$9,764
11/14	$9,964	$10,072	$9,723
12/14	$9,829	$9,709	$9,602
01/15	$9,664	$9,695	$9,567
02/15	$10,070	$10,213	$10,089
03/15	$9,967	$10,048	$9,980
04/15	$10,289	$10,556	$10,576
05/15	$10,358	$10,391	$10,635
06/15	$10,285	$10,101	$10,401
07/15	$10,201	$10,073	$10,203
08/15	$9,637	$9,303	$9,634
09/15	$9,152	$8,872	$9,358
10/15	$9,690	$9,532	$9,913
11/15	$9,663	$9,335	$9,842
12/15	$9,517	$9,159	$9,852
01/16	$9,036	$8,536	$9,097
02/16	$9,032	$8,439	$9,128
03/16	$9,734	$9,125	$9,920
04/16	$9,942	$9,365	$10,197
05/16	$9,799	$9,207	$10,130
06/16	$10,011	$9,066	$9,833
07/16	$10,493	$9,515	$10,380
08/16	$10,393	$9,575	$10,355
09/16	$10,636	$9,693	$10,611
10/16	$10,354	$9,553	$10,331
11/16	$9,951	$9,332	$10,025
12/16	$9,920	$9,571	$10,237
01/17	$10,277	$9,910	$10,630
02/17	$10,477	$10,068	$10,910
03/17	$10,738	$10,323	$11,136
04/17	$11,173	$10,544	$11,470
05/17	$11,395	$10,887	$11,781
06/17	$11,317	$10,920	$11,831
07/17	$11,721	$11,323	$12,248
08/17	$11,813	$11,382	$12,381
09/17	$12,313	$11,594	$12,647
10/17	$12,522	$11,812	$12,883
11/17	$12,487	$11,908	$13,075
12/17	$12,987	$12,174	$13,477
01/18	$13,659	$12,852	$14,140
02/18	$13,198	$12,246	$13,583
03/18	$13,130	$12,030	$13,429
04/18	$13,139	$12,222	$13,585
05/18	$12,830	$11,940	$13,447
06/18	$12,718	$11,715	$13,081
07/18	$13,041	$11,995	$13,172
08/18	$12,875	$11,744	$13,044
09/18	$12,745	$11,798	$12,883
10/18	$11,983	$10,838	$11,630
11/18	$12,149	$10,941	$11,659
12/18	$11,661	$10,446	$11,024
01/19	$12,632	$11,235	$11,888
02/19	$12,765	$11,454	$12,137
03/19	$12,941	$11,523	$12,156
04/19	$13,218	$11,827	$12,424
05/19	$12,829	$11,192	$11,783
06/19	$13,565	$11,866	$12,303
07/19	$13,304	$11,723	$12,221
08/19	$12,904	$11,361	$11,869
09/19	$13,058	$11,653	$12,157
10/19	$13,565	$12,059	$12,649
11/19	$13,816	$12,166	$12,861
12/19	$14,332	$12,693	$13,496
01/20	$14,192	$12,352	$13,075
02/20	$12,919	$11,375	$11,872
03/20	$10,615	$9,728	$9,581
04/20	$12,028	$10,465	$10,746
05/20	$13,020	$10,808	$11,397
06/20	$13,396	$11,296	$11,769
07/20	$14,237	$11,800	$12,357
08/20	$15,095	$12,305	$13,170
09/20	$15,291	$12,003	$13,003
10/20	$15,230	$11,745	$12,659
11/20	$16,659	$13,324	$14,410
12/20	$17,949	$14,045	$15,418
01/21	$17,921	$14,075	$15,391
02/21	$18,330	$14,354	$15,948
03/21	$17,893	$14,535	$16,271
04/21	$18,947	$14,963	$17,018
05/21	$19,385	$15,431	$17,412
06/21	$19,328	$15,331	$17,304
07/21	$20,226	$15,079	$17,443
08/21	$21,106	$15,365	$17,846
09/21	$20,646	$14,873	$17,304
10/21	$21,431	$15,228	$17,574
11/21	$20,551	$14,542	$16,704
12/21	$21,184	$15,143	$17,410
01/22	$17,949	$14,585	$16,324
02/22	$17,322	$14,297	$16,112
03/22	$16,915	$14,320	$16,276
04/22	$15,315	$13,420	$15,226
05/22	$15,248	$13,517	$15,085
06/22	$13,521	$12,354	$13,420
07/22	$14,445	$12,777	$14,195
08/22	$13,989	$12,366	$13,823
09/22	$12,250	$11,130	$12,297
10/22	$12,736	$11,463	$12,697
11/22	$14,220	$12,816	$13,910
12/22	$13,693	$12,720	$13,933
01/23	$14,780	$13,752	$14,936
02/23	$14,233	$13,269	$14,555
03/23	$14,626	$13,593	$14,588
04/23	$14,651	$13,830	$14,803
05/23	$14,117	$13,327	$14,392
06/23	$14,546	$13,925	$14,887
07/23	$15,099	$14,491	$15,643
08/23	$14,344	$13,836	$15,207
09/23	$13,497	$13,399	$14,634
10/23	$12,680	$12,846	$13,816
11/23	$14,233	$14,003	$15,153
12/23	$14,915	$14,706	$16,115
01/24	$14,497	$14,560	$15,839
02/24	$15,326	$14,929	$15,997
03/24	$15,559	$15,396	$16,455
04/24	$14,786	$15,119	$16,215
05/24	$16,093	$15,558	$16,741
06/24	$15,964	$15,543	$16,563
07/24	$16,645	$15,903	$17,194
08/24	$17,149	$16,356	$17,511
09/24	$17,314	$16,796	$18,037
10/24	$16,492	$15,972	$17,095

Average Annual Total Returns for the Period Ended October 31, 2024 (%)

AATR	1 Year	5 Years	10 Years
Class C without sales load	30.06%	3.98%	5.13%
Class C with sales load - 1.00%	29.06%	3.98%	5.13%
MSCI All Country World ex USA Index (Net TR)	24.33%	5.78%	4.79%
MSCI All Country World ex USA Small Cap Index (Net TR)	23.73%	6.21%	5.76%

THE FUND'S PAST PERFORMANCE IS NOT A GOOD PREDICTOR OF THE FUND'S FUTURE PERFORMANCE.

Fund performance data shown above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

In accordance with regulatory changes requiring the Fund's primary benchmark to represent the overall applicable market, the Fund's primary prospectus benchmark changed to the MSCI AC World ex USA Index (Net TR) effective as of February 29, 2024.

Key Fund Statistics as of October 31, 2024

Total Net Assets	$123,567,861
Total Number of Portfolio Holdings	44
Portfolio Turnover Rate	32%
Total Advisory Fees Paid	$764,470

abrdn International Small Cap Fund

(CPVCX)

Class C

What did the Fund invest in?

The tables below show the investment makeup of the Fund as of October 31, 2024.

Geographic Allocation (% of total net assets)

United Kingdom	19.5%
Japan	15.8%
Germany	8.5%
France	8.2%
Taiwan	8.0%
India	7.9%
Vietnam	4.9%
Israel	4.8%
Italy	3.9%
Australia	3.8%
Thailand	2.9%
Sweden	2.8%
Poland	2.0%
Other	7.0%

Ten Largest Holdings (% of total net assets)

Poly Medicure Ltd.	5.4%
FPT Corp.	4.9%
CTS Eventim AG & Co. KGaA	4.8%
Gaztransport Et Technigaz SA	4.6%
Diploma PLC	4.1%
Intermediate Capital Group PLC	4.0%
Japan Elevator Service Holdings Co. Ltd.	4.0%
Interparfums SA	3.6%
Gamma Communications PLC	3.4%
Asics Corp.	3.0%

Availability of Additional Information

You can find additional information, including the Fund's prospectus, financial information, fund holdings, and proxy voting information at abrdn.com/us/literature or call 866-667-9231. The QR code can be used to access the Fund's prospectus, financial information and holdings.

abrdn International Small Cap Fund

(CPVCX)

Class C

abrdn International Small Cap Fund

Class R

WPVAX

Annual Shareholder Report - October 31, 2024

This annual shareholder report contains important information about the abrdn International Small Cap Fund (the "Fund") for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at abrdn.com/us/literature. You can also request this information by contacting us at 866-667-9231.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Share Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
R	$188	1.63%

How did the fund perform last year and what affected its performance?

The following discussion compares the performance of the Fund to the MSCI All Country World ex USA Small Cap Index (Net TR) (the “Index”) to show how the Fund’s performance measures against the returns of similar investments for the reporting period.

What contributed to performance?

ASICS Corporation, the Japanese sports apparel company, continued on its journey of delivering returns for shareholders. The firm announced the unwinding of cross holdings, which will allow ASICS to invest capital more efficiently. At the same time, earnings results again beat expectations. Nova, the Israeli manufacturer of equipment for measuring microscopic parameters of semiconductors, released another strong set of results and upgraded its guidance. The company continues to gain good traction for its high-end products. FPT Corporation, the Vietnamese provider of information technology (IT) services, telecommunications, and higher education, performed well after it announced a new partnership with NVIDIA to provide Graphics Processing Unit resources delivered as a cloud service). FPT continues to see strong demand from its Japanese clients in IT services, more than offsetting macroeconomic pressures in its telecommunications business.

What detracted from performance?

Regional, the Mexican bank, underperformed as investors reacted negatively to Claudia Sheinbaum winning the presidential election, which affected both the local market and the peso. Shares in Johns Lyng Group, the Australian insurance repair company, fell after the company’s results missed expectations due to benign weather conditions reducing its repair volumes. YouGov, the UK-based provider of panel-based market research, opinion data, and analytics tools, disappointed investors after an unscheduled trading update.

abrdn International Small Cap Fund

(WPVAX)

Class R

Fund Performance

Total Return Based on $10,000 Investment

The following graph reflects a hypothetical $10,000 investment for the most recently completed 10 fiscal years as compared to a broad-based securities market index and an additional performance benchmark.

	Class R	MSCI All Country World ex USA Index (Net TR)	MSCI All Country World ex USA Small Cap Index (Net TR)
10/14	$10,000	$10,000	$9,764
11/14	$9,961	$10,072	$9,723
12/14	$9,833	$9,709	$9,602
01/15	$9,673	$9,695	$9,567
02/15	$10,079	$10,213	$10,089
03/15	$9,982	$10,048	$9,980
04/15	$10,303	$10,556	$10,576
05/15	$10,377	$10,391	$10,635
06/15	$10,306	$10,101	$10,401
07/15	$10,227	$10,073	$10,203
08/15	$9,664	$9,303	$9,634
09/15	$9,184	$8,872	$9,358
10/15	$9,723	$9,532	$9,913
11/15	$9,704	$9,335	$9,842
12/15	$9,556	$9,159	$9,852
01/16	$9,076	$8,536	$9,097
02/16	$9,076	$8,439	$9,128
03/16	$9,783	$9,125	$9,920
04/16	$9,998	$9,365	$10,197
05/16	$9,859	$9,207	$10,130
06/16	$10,073	$9,066	$9,833
07/16	$10,557	$9,515	$10,380
08/16	$10,465	$9,575	$10,355
09/16	$10,709	$9,693	$10,611
10/16	$10,427	$9,553	$10,331
11/16	$10,027	$9,332	$10,025
12/16	$10,000	$9,571	$10,237
01/17	$10,361	$9,910	$10,630
02/17	$10,564	$10,068	$10,910
03/17	$10,832	$10,323	$11,136
04/17	$11,273	$10,544	$11,470
05/17	$11,498	$10,887	$11,781
06/17	$11,421	$10,920	$11,831
07/17	$11,833	$11,323	$12,248
08/17	$11,926	$11,382	$12,381
09/17	$12,435	$11,594	$12,647
10/17	$12,652	$11,812	$12,883
11/17	$12,622	$11,908	$13,075
12/17	$13,125	$12,174	$13,477
01/18	$13,808	$12,852	$14,140
02/18	$13,349	$12,246	$13,583
03/18	$13,287	$12,030	$13,429
04/18	$13,296	$12,222	$13,585
05/18	$12,989	$11,940	$13,447
06/18	$12,880	$11,715	$13,081
07/18	$13,213	$11,995	$13,172
08/18	$13,046	$11,744	$13,044
09/18	$12,919	$11,798	$12,883
10/18	$12,149	$10,838	$11,630
11/18	$12,319	$10,941	$11,659
12/18	$11,826	$10,446	$11,024
01/19	$12,817	$11,235	$11,888
02/19	$12,958	$11,454	$12,137
03/19	$13,141	$11,523	$12,156
04/19	$13,423	$11,827	$12,424
05/19	$13,031	$11,192	$11,783
06/19	$13,782	$11,866	$12,303
07/19	$13,527	$11,723	$12,221
08/19	$13,120	$11,361	$11,869
09/19	$13,282	$11,653	$12,157
10/19	$13,803	$12,059	$12,649
11/19	$14,064	$12,166	$12,861
12/19	$14,592	$12,693	$13,496
01/20	$14,449	$12,352	$13,075
02/20	$13,164	$11,375	$11,872
03/20	$10,812	$9,728	$9,581
04/20	$12,257	$10,465	$10,746
05/20	$13,273	$10,808	$11,397
06/20	$13,663	$11,296	$11,769
07/20	$14,521	$11,800	$12,357
08/20	$15,405	$12,305	$13,170
09/20	$15,614	$12,003	$13,003
10/20	$15,553	$11,745	$12,659
11/20	$17,015	$13,324	$14,410
12/20	$18,339	$14,045	$15,418
01/21	$18,317	$14,075	$15,391
02/21	$18,734	$14,354	$15,948
03/21	$18,295	$14,535	$16,271
04/21	$19,377	$14,963	$17,018
05/21	$19,833	$15,431	$17,412
06/21	$19,784	$15,331	$17,304
07/21	$20,707	$15,079	$17,443
08/21	$21,619	$15,365	$17,846
09/21	$21,152	$14,873	$17,304
10/21	$21,959	$15,228	$17,574
11/21	$21,064	$14,542	$16,704
12/21	$21,723	$15,143	$17,410
01/22	$18,410	$14,585	$16,324
02/22	$17,775	$14,297	$16,112
03/22	$17,359	$14,320	$16,276
04/22	$15,721	$13,420	$15,226
05/22	$15,661	$13,517	$15,085
06/22	$13,886	$12,354	$13,420
07/22	$14,842	$12,777	$14,195
08/22	$14,379	$12,366	$13,823
09/22	$12,592	$11,130	$12,297
10/22	$13,097	$11,463	$12,697
11/22	$14,628	$12,816	$13,910
12/22	$14,093	$12,720	$13,933
01/23	$15,215	$13,752	$14,936
02/23	$14,660	$13,269	$14,555
03/23	$15,064	$13,593	$14,588
04/23	$15,094	$13,830	$14,803
05/23	$14,551	$13,327	$14,392
06/23	$14,998	$13,925	$14,887
07/23	$15,576	$14,491	$15,643
08/23	$14,799	$13,836	$15,207
09/23	$13,930	$13,399	$14,634
10/23	$13,092	$12,846	$13,816
11/23	$14,702	$14,003	$15,153
12/23	$15,406	$14,706	$16,115
01/24	$14,976	$14,560	$15,839
02/24	$15,842	$14,929	$15,997
03/24	$16,090	$15,396	$16,455
04/24	$15,291	$15,119	$16,215
05/24	$16,654	$15,558	$16,741
06/24	$16,520	$15,543	$16,563
07/24	$17,235	$15,903	$17,194
08/24	$17,756	$16,356	$17,511
09/24	$17,938	$16,796	$18,037
10/24	$17,090	$15,972	$17,095

Average Annual Total Returns for the Period Ended October 31, 2024 (%)

AATR	1 Year	5 Years	10 Years
Class R	30.54%	4.36%	5.51%
MSCI All Country World ex USA Index (Net TR)	24.33%	5.78%	4.79%
MSCI All Country World ex USA Small Cap Index (Net TR)	23.73%	6.21%	5.76%

THE FUND'S PAST PERFORMANCE IS NOT A GOOD PREDICTOR OF THE FUND'S FUTURE PERFORMANCE.

Fund performance data shown above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

In accordance with regulatory changes requiring the Fund's primary benchmark to represent the overall applicable market, the Fund's primary prospectus benchmark changed to the MSCI AC World ex USA Index (Net TR) effective as of February 29, 2024.

Key Fund Statistics as of October 31, 2024

Total Net Assets	$123,567,861
Total Number of Portfolio Holdings	44
Portfolio Turnover Rate	32%
Total Advisory Fees Paid	$764,470

abrdn International Small Cap Fund

(WPVAX)

Class R

What did the Fund invest in?

The tables below show the investment makeup of the Fund as of October 31, 2024.

Geographic Allocation (% of total net assets)

United Kingdom	19.5%
Japan	15.8%
Germany	8.5%
France	8.2%
Taiwan	8.0%
India	7.9%
Vietnam	4.9%
Israel	4.8%
Italy	3.9%
Australia	3.8%
Thailand	2.9%
Sweden	2.8%
Poland	2.0%
Other	7.0%

Ten Largest Holdings (% of total net assets)

Poly Medicure Ltd.	5.4%
FPT Corp.	4.9%
CTS Eventim AG & Co. KGaA	4.8%
Gaztransport Et Technigaz SA	4.6%
Diploma PLC	4.1%
Intermediate Capital Group PLC	4.0%
Japan Elevator Service Holdings Co. Ltd.	4.0%
Interparfums SA	3.6%
Gamma Communications PLC	3.4%
Asics Corp.	3.0%

Availability of Additional Information

You can find additional information, including the Fund's prospectus, financial information, fund holdings, and proxy voting information at abrdn.com/us/literature or call 866-667-9231. The QR code can be used to access the Fund's prospectus, financial information and holdings.

abrdn International Small Cap Fund

(WPVAX)

Class R

abrdn International Small Cap Fund

Institutional Class

ABNIX

Annual Shareholder Report - October 31, 2024

This annual shareholder report contains important information about the abrdn International Small Cap Fund (the "Fund") for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at abrdn.com/us/literature. You can also request this information by contacting us at 866-667-9231.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Share Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Institutional	$114	0.99%

How did the fund perform last year and what affected its performance?

The following discussion compares the performance of the Fund to the MSCI All Country World ex USA Small Cap Index (Net TR) (the “Index”) to show how the Fund’s performance measures against the returns of similar investments for the reporting period.

What contributed to performance?

ASICS Corporation, the Japanese sports apparel company, continued on its journey of delivering returns for shareholders. The firm announced the unwinding of cross holdings, which will allow ASICS to invest capital more efficiently. At the same time, earnings results again beat expectations. Nova, the Israeli manufacturer of equipment for measuring microscopic parameters of semiconductors, released another strong set of results and upgraded its guidance. The company continues to gain good traction for its high-end products. FPT Corporation, the Vietnamese provider of information technology (IT) services, telecommunications, and higher education, performed well after it announced a new partnership with NVIDIA to provide Graphics Processing Unit resources delivered as a cloud service). FPT continues to see strong demand from its Japanese clients in IT services, more than offsetting macroeconomic pressures in its telecommunications business.

What detracted from performance?

Regional, the Mexican bank, underperformed as investors reacted negatively to Claudia Sheinbaum winning the presidential election, which affected both the local market and the peso. Shares in Johns Lyng Group, the Australian insurance repair company, fell after the company’s results missed expectations due to benign weather conditions reducing its repair volumes. YouGov, the UK-based provider of panel-based market research, opinion data, and analytics tools, disappointed investors after an unscheduled trading update.

abrdn International Small Cap Fund

(ABNIX)

Institutional Class

Fund Performance

Total Return Based on $1,000,000 Investment

The following graph reflects a hypothetical $1,000,000 investment for the most recently completed 10 fiscal years as compared to a broad-based securities market index and an additional performance benchmark.

	Institutional Class	MSCI All Country World ex USA Index (Net TR)	MSCI All Country World ex USA Small Cap Index (Net TR)
10/14	$1,000,000	$1,000,000	$1,000,000
11/14	$996,966	$1,007,234	$995,799
12/14	$984,645	$970,918	$983,431
01/15	$968,856	$969,479	$979,825
02/15	$1,010,122	$1,021,310	$1,033,287
03/15	$1,000,793	$1,004,801	$1,022,097
04/15	$1,033,447	$1,055,563	$1,083,168
05/15	$1,041,700	$1,039,080	$1,089,219
06/15	$1,034,987	$1,010,093	$1,065,212
07/15	$1,027,424	$1,007,284	$1,044,910
08/15	$971,605	$930,292	$986,619
09/15	$923,443	$887,160	$958,447
10/15	$978,427	$953,203	$1,015,260
11/15	$976,607	$933,526	$1,008,001
12/15	$962,269	$915,943	$1,009,027
01/16	$914,419	$853,637	$931,655
02/16	$915,230	$843,881	$934,814
03/16	$987,005	$912,496	$1,015,921
04/16	$1,009,308	$936,513	$1,044,328
05/16	$995,520	$920,705	$1,037,454
06/16	$1,017,418	$906,619	$1,007,033
07/16	$1,067,295	$951,454	$1,063,070
08/16	$1,058,374	$957,471	$1,060,524
09/16	$1,083,516	$969,278	$1,086,702
10/16	$1,055,941	$955,342	$1,058,089
11/16	$1,015,796	$933,245	$1,026,672
12/16	$1,013,590	$957,116	$1,048,465
01/17	$1,050,933	$991,021	$1,088,645
02/17	$1,072,272	$1,006,824	$1,117,320
03/17	$1,099,766	$1,032,349	$1,140,482
04/17	$1,145,316	$1,054,449	$1,174,695
05/17	$1,169,117	$1,088,666	$1,206,558
06/17	$1,161,730	$1,092,046	$1,211,623
07/17	$1,204,408	$1,132,296	$1,254,427
08/17	$1,214,667	$1,138,222	$1,268,021
09/17	$1,267,193	$1,159,351	$1,295,256
10/17	$1,289,763	$1,181,162	$1,319,441
11/17	$1,287,301	$1,190,757	$1,339,093
12/17	$1,339,796	$1,217,371	$1,380,257
01/18	$1,410,356	$1,285,174	$1,448,107
02/18	$1,364,025	$1,224,574	$1,391,139
03/18	$1,358,499	$1,202,977	$1,375,375
04/18	$1,360,199	$1,222,183	$1,391,281
05/18	$1,329,595	$1,193,963	$1,377,196
06/18	$1,318,968	$1,171,522	$1,339,663
07/18	$1,353,823	$1,199,541	$1,349,000
08/18	$1,337,671	$1,174,434	$1,335,874
09/18	$1,325,344	$1,179,785	$1,319,388
10/18	$1,246,707	$1,083,824	$1,191,057
11/18	$1,264,985	$1,094,082	$1,194,022
12/18	$1,215,099	$1,044,561	$1,129,057
01/19	$1,318,083	$1,123,486	$1,217,482
02/19	$1,332,722	$1,145,438	$1,243,021
03/19	$1,352,410	$1,152,261	$1,244,913
04/19	$1,382,195	$1,182,701	$1,272,443
05/19	$1,342,819	$1,119,224	$1,206,781
06/19	$1,421,066	$1,186,618	$1,260,026
07/19	$1,394,815	$1,172,255	$1,251,614
08/19	$1,353,925	$1,136,051	$1,215,541
09/19	$1,371,593	$1,165,286	$1,245,074
10/19	$1,426,114	$1,205,946	$1,295,460
11/19	$1,453,374	$1,216,576	$1,317,210
12/19	$1,508,767	$1,269,260	$1,382,177
01/20	$1,495,453	$1,235,164	$1,339,027
02/20	$1,362,843	$1,137,530	$1,215,878
03/20	$1,119,992	$972,824	$981,272
04/20	$1,270,176	$1,046,545	$1,100,535
05/20	$1,376,690	$1,080,796	$1,167,262
06/20	$1,417,698	$1,129,637	$1,205,298
07/20	$1,507,702	$1,180,001	$1,265,580
08/20	$1,600,369	$1,230,513	$1,348,824
09/20	$1,622,737	$1,200,264	$1,331,741
10/20	$1,617,411	$1,174,460	$1,296,428
11/20	$1,770,791	$1,332,442	$1,475,822
12/20	$1,908,726	$1,404,462	$1,579,029
01/21	$1,907,661	$1,407,514	$1,576,251
02/21	$1,952,929	$1,435,378	$1,633,281
03/21	$1,907,661	$1,453,526	$1,666,383
04/21	$2,021,631	$1,496,313	$1,742,913
05/21	$2,070,094	$1,543,117	$1,783,301
06/21	$2,065,834	$1,533,119	$1,772,239
07/21	$2,163,294	$1,507,853	$1,786,461
08/21	$2,260,221	$1,536,515	$1,827,731
09/21	$2,212,290	$1,487,315	$1,772,162
10/21	$2,298,566	$1,522,818	$1,799,870
11/21	$2,205,899	$1,454,248	$1,710,761
12/21	$2,276,230	$1,514,347	$1,783,093
01/22	$1,930,133	$1,458,544	$1,671,785
02/22	$1,864,346	$1,429,673	$1,650,137
03/22	$1,821,442	$1,431,951	$1,666,933
04/22	$1,650,967	$1,342,035	$1,559,329
05/22	$1,645,247	$1,351,668	$1,544,960
06/22	$1,459,899	$1,235,388	$1,374,417
07/22	$1,561,154	$1,277,680	$1,453,832
08/22	$1,513,101	$1,236,586	$1,415,701
09/22	$1,326,037	$1,113,014	$1,259,414
10/22	$1,379,811	$1,146,272	$1,300,338
11/22	$1,541,704	$1,281,587	$1,424,609
12/22	$1,486,170	$1,272,004	$1,426,991
01/23	$1,605,064	$1,375,174	$1,529,718
02/23	$1,547,365	$1,326,903	$1,490,636
03/23	$1,591,076	$1,359,340	$1,494,007
04/23	$1,594,573	$1,382,956	$1,516,014
05/23	$1,538,040	$1,332,674	$1,473,979
06/23	$1,586,414	$1,392,470	$1,524,615
07/23	$1,648,192	$1,449,083	$1,602,044
08/23	$1,566,598	$1,383,634	$1,557,383
09/23	$1,475,680	$1,339,933	$1,498,768
10/23	$1,387,675	$1,284,649	$1,414,968
11/23	$1,559,022	$1,400,286	$1,551,889
12/23	$1,634,690	$1,470,639	$1,650,436
01/24	$1,590,017	$1,456,032	$1,622,119
02/24	$1,682,890	$1,492,894	$1,638,367
03/24	$1,709,929	$1,539,562	$1,685,239
04/24	$1,625,873	$1,511,915	$1,660,709
05/24	$1,771,061	$1,555,804	$1,714,513
06/24	$1,758,129	$1,554,325	$1,696,331
07/24	$1,835,132	$1,590,314	$1,760,929
08/24	$1,892,149	$1,635,606	$1,793,366
09/24	$1,912,135	$1,679,648	$1,847,281
10/24	$1,822,200	$1,597,237	$1,750,745

Average Annual Total Returns for the Period Ended October 31, 2024 (%)

AATR	1 Year	5 Years	10 Years
Institutional Class	31.31%	5.02%	6.18%
MSCI All Country World ex USA Index (Net TR)	24.33%	5.78%	4.79%
MSCI All Country World ex USA Small Cap Index (Net TR)	23.73%	6.21%	5.76%

THE FUND'S PAST PERFORMANCE IS NOT A GOOD PREDICTOR OF THE FUND'S FUTURE PERFORMANCE.

Fund performance data shown above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

In accordance with regulatory changes requiring the Fund's primary benchmark to represent the overall applicable market, the Fund's primary prospectus benchmark changed to the MSCI AC World ex USA Index (Net TR) effective as of February 29, 2024.

Key Fund Statistics as of October 31, 2024

Total Net Assets	$123,567,861
Total Number of Portfolio Holdings	44
Portfolio Turnover Rate	32%
Total Advisory Fees Paid	$764,470

abrdn International Small Cap Fund

(ABNIX)

Institutional Class

What did the Fund invest in?

The tables below show the investment makeup of the Fund as of October 31, 2024.

Geographic Allocation (% of total net assets)

United Kingdom	19.5%
Japan	15.8%
Germany	8.5%
France	8.2%
Taiwan	8.0%
India	7.9%
Vietnam	4.9%
Israel	4.8%
Italy	3.9%
Australia	3.8%
Thailand	2.9%
Sweden	2.8%
Poland	2.0%
Other	7.0%

Ten Largest Holdings (% of total net assets)

Poly Medicure Ltd.	5.4%
FPT Corp.	4.9%
CTS Eventim AG & Co. KGaA	4.8%
Gaztransport Et Technigaz SA	4.6%
Diploma PLC	4.1%
Intermediate Capital Group PLC	4.0%
Japan Elevator Service Holdings Co. Ltd.	4.0%
Interparfums SA	3.6%
Gamma Communications PLC	3.4%
Asics Corp.	3.0%

Availability of Additional Information

You can find additional information, including the Fund's prospectus, financial information, fund holdings, and proxy voting information at abrdn.com/us/literature or call 866-667-9231. The QR code can be used to access the Fund's prospectus, financial information and holdings.

abrdn International Small Cap Fund

(ABNIX)

Institutional Class

abrdn Realty Income & Growth Fund

Class A

AIAGX

Annual Shareholder Report - October 31, 2024

This annual shareholder report contains important information about the abrdn Realty Income & Growth Fund (the "Fund") for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at abrdn.com/us/literature. You can also request this information by contacting us at 866-667-9231.

This report describes material changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Share Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
A	$146	1.25%

How did the fund perform last year and what affected its performance?

The following discussion compares the performance of the Fund to the MSCI US REIT Index (the “Index”) to show how the Fund’s performance measures against the returns of similar investments for the reporting period.

What contributed to performance?

Overweight positions in healthcare REITs with outsized senior housing exposure, such as American Healthcare, Welltower and Ventas, all benefited the Fund. The healthcare REITs continued to benefit from better-than-expected earnings growth for senior housing and improving operator health in skilled nursing. Both those segments benefitted from little to no supply growth and improving demand due to an aging population. The Fund also benefited from an underweight exposure to the hotel & resort sector, which lagged the overall REIT sector due to weaker revenue-per-available-room growth, stemming from slowing leisure travel. Our lack of exposure to Rexford Industrial Realty helped performance as weakness in industrial demand, particularly in Southern California, penalized the REIT Index.

What detracted from performance?

The Fund’s underweight to self-storage REITs, including the underweight to Extra Space, detracted from performance as investors expected move-in rates to bottom (which ultimately did not materialize). Similarly, our underweight to other specialized REITs, including non-exposure to Iron Mountain was unfavorable as it benefited from exposure to data centers and artificial intelligence. The Fund has since added a material position in Iron Mountain. At the stock level, our overweight to SITE Centers was weak ahead of its spin-off of Curbline Properties due to selling pressure from tax specific issues. We subsequently sold SITE Centers and maintained our position in Curbline. American Homes 4 Rent was also negative as the single-family rental sector underperformed the multi-family sector on moderating blended rate growth. As such, the Fund disposed of this position.

abrdn Realty Income & Growth Fund

(AIAGX)

Class A

Fund Performance

Total Return Based on $10,000 Investment

The following graph reflects a hypothetical $10,000 investment for the most recently completed 10 fiscal years as compared to a broad-based securities market index and an additional performance benchmark.

	Class A with sales load	S&P 500 Index	MSCI U.S. REIT Index
10/14	$9,424	$10,244	$10,997
11/14	$9,654	$10,520	$11,217
12/14	$9,825	$10,493	$11,434
01/15	$10,464	$10,178	$12,207
02/15	$10,182	$10,763	$11,771
03/15	$10,371	$10,593	$11,977
04/15	$9,831	$10,695	$11,271
05/15	$9,777	$10,832	$11,242
06/15	$9,338	$10,622	$10,726
07/15	$9,842	$10,845	$11,331
08/15	$9,233	$10,191	$10,625
09/15	$9,444	$9,939	$10,947
10/15	$10,057	$10,777	$11,582
11/15	$9,993	$10,809	$11,512
12/15	$10,153	$10,638	$11,722
01/16	$9,593	$10,111	$11,330
02/16	$9,518	$10,097	$11,286
03/16	$10,613	$10,782	$12,462
04/16	$10,406	$10,824	$12,163
05/16	$10,576	$11,018	$12,452
06/16	$11,274	$11,047	$13,311
07/16	$11,739	$11,454	$13,870
08/16	$11,350	$11,470	$13,363
09/16	$11,119	$11,472	$13,119
10/16	$10,550	$11,263	$12,372
11/16	$10,440	$11,680	$12,160
12/16	$10,941	$11,911	$12,730
01/17	$10,985	$12,137	$12,728
02/17	$11,398	$12,619	$13,169
03/17	$11,095	$12,633	$12,857
04/17	$11,164	$12,763	$12,878
05/17	$11,214	$12,943	$12,796
06/17	$11,482	$13,023	$13,069
07/17	$11,587	$13,291	$13,235
08/17	$11,592	$13,332	$13,204
09/17	$11,584	$13,607	$13,190
10/17	$11,538	$13,925	$13,059
11/17	$11,835	$14,352	$13,404
12/17	$11,840	$14,511	$13,376
01/18	$11,398	$15,342	$12,817
02/18	$10,519	$14,777	$11,832
03/18	$10,948	$14,401	$12,294
04/18	$11,037	$14,456	$12,471
05/18	$11,294	$14,804	$12,963
06/18	$11,685	$14,896	$13,535
07/18	$11,727	$15,450	$13,632
08/18	$12,039	$15,953	$14,049
09/18	$11,723	$16,044	$13,683
10/18	$11,382	$14,947	$13,280
11/18	$11,952	$15,252	$13,902
12/18	$10,982	$13,875	$12,764
01/19	$12,208	$14,987	$14,268
02/19	$12,316	$15,468	$14,364
03/19	$12,842	$15,769	$14,841
04/19	$12,796	$16,407	$14,803
05/19	$12,858	$15,364	$14,844
06/19	$13,047	$16,447	$15,033
07/19	$13,212	$16,684	$15,220
08/19	$13,748	$16,419	$15,739
09/19	$14,063	$16,727	$16,188
10/19	$14,301	$17,089	$16,418
11/19	$14,126	$17,709	$16,167
12/19	$13,995	$18,244	$16,062
01/20	$14,224	$18,237	$16,249
02/20	$12,991	$16,735	$14,960
03/20	$10,453	$14,668	$11,726
04/20	$11,277	$16,549	$12,692
05/20	$11,415	$17,337	$12,715
06/20	$11,691	$17,682	$13,099
07/20	$12,414	$18,679	$13,636
08/20	$12,358	$20,021	$13,751
09/20	$11,984	$19,260	$13,313
10/20	$11,710	$18,748	$12,968
11/20	$12,626	$20,801	$14,365
12/20	$13,090	$21,600	$14,846
01/21	$12,940	$21,382	$14,869
02/21	$13,443	$21,972	$15,463
03/21	$13,936	$22,934	$16,146
04/21	$15,051	$24,158	$17,446
05/21	$15,180	$24,327	$17,609
06/21	$15,598	$24,895	$18,083
07/21	$16,308	$25,486	$18,962
08/21	$16,641	$26,261	$19,325
09/21	$15,644	$25,040	$18,260
10/21	$16,871	$26,794	$19,673
11/21	$16,655	$26,608	$19,531
12/21	$18,210	$27,801	$21,239
01/22	$16,906	$26,362	$19,766
02/22	$16,316	$25,573	$19,135
03/22	$17,332	$26,522	$20,376
04/22	$16,581	$24,209	$19,467
05/22	$15,498	$24,254	$18,270
06/22	$14,379	$22,252	$16,923
07/22	$15,654	$24,304	$18,447
08/22	$14,713	$23,312	$17,342
09/22	$13,024	$21,165	$15,237
10/22	$13,589	$22,879	$15,979
11/22	$14,328	$24,158	$16,902
12/22	$13,626	$22,766	$16,033
01/23	$14,921	$24,196	$17,732
02/23	$14,253	$23,606	$16,888
03/23	$14,050	$24,473	$16,470
04/23	$14,226	$24,855	$16,605
05/23	$13,807	$24,963	$16,096
06/23	$14,453	$26,612	$16,908
07/23	$14,821	$27,467	$17,392
08/23	$14,371	$27,030	$16,865
09/23	$13,513	$25,741	$15,721
10/23	$13,061	$25,200	$15,034
11/23	$14,281	$27,501	$16,597
12/23	$15,409	$28,750	$18,236
01/24	$14,769	$29,233	$17,481
02/24	$15,103	$30,794	$17,830
03/24	$15,300	$31,785	$18,179
04/24	$14,106	$30,487	$16,894
05/24	$14,766	$31,999	$17,683
06/24	$15,154	$33,147	$18,193
07/24	$15,960	$33,550	$19,333
08/24	$17,105	$34,364	$20,578
09/24	$17,698	$35,098	$21,125
10/24	$17,442	$34,780	$20,516

Average Annual Total Returns for the Period Ended October 31, 2024 (%)

AATR	1 Year	5 Years	10 Years
Class A without sales load	33.65%	4.07%	6.36%
Class A with sales load - 5.75%	25.98%	2.84%	5.73%
S&P 500 Index	38.02%	15.27%	13.00%
MSCI U.S. REIT Index	36.47%	4.56%	6.43%

THE FUND'S PAST PERFORMANCE IS NOT A GOOD PREDICTOR OF THE FUND'S FUTURE PERFORMANCE.

Fund performance data shown above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

In accordance with regulatory changes requiring the Fund's primary benchmark to represent the overall applicable market, the Fund's primary prospectus benchmark changed to the S&P 500 Index effective as of February 29, 2024.

Key Fund Statistics as of October 31, 2024

Total Net Assets	$40,706,671
Total Number of Portfolio Holdings	29
Portfolio Turnover Rate	45%
Total Advisory Fees Paid	$181,699

abrdn Realty Income & Growth Fund

(AIAGX)

Class A

What did the Fund invest in?

The tables below show the investment makeup of the Fund as of October 31, 2024.

Industry Allocation (% of total net assets)

Health Care REITs	23.4%
Retail REITs	19.4%
Data Center REITs	16.9%
Industrial REITs	9.8%
Multi-Family Residential REITs	9.3%
Self Storage REITs	6.6%
Office REITs	6.6%
Other Specialized REITs	4.6%
Single-Family Residential REITs	2.6%
Hotel & Resort REITs	0.6%
Other	0.2%

Ten Largest Holdings (% of total net assets)

Welltower, Inc.	9.9%
Equinix, Inc.	9.4%
Prologis, Inc.	8.4%
Digital Realty Trust, Inc.	7.5%
Realty Income Corp.	6.0%
Public Storage	5.4%
Iron Mountain, Inc.	4.6%
AvalonBay Communities, Inc.	4.6%
Ventas, Inc.	4.2%
Omega Healthcare Investors, Inc.	3.6%

Material Fund Changes

Below is a summary of certain changes for the Fund since November 1, 2023. For more information, you may refer to the Fund's next prospectus, which we expect to be available by February 28, 2025 at abrdn.com/us/literature or upon request at 866-667-9231.

Effective February 29, 2004, the Fund's management fee changed from 1.00% on assets up to $250 million, 0.95% on assets of $250 million up to $750 million, 0.90% on assets of $750 million up to $1 billion and 0.80% on assets of $1 billion and more to 0.80% on all assets. The Fund's expense limitation changed from 1.00% for Institutional Class and 1.25% for Class A 1.25% to 0.99% for Institutional Class and 1.24% for Class A.

Availability of Additional Information

You can find additional information, including the Fund's prospectus, financial information, fund holdings, and proxy voting information at abrdn.com/us/literature or call 866-667-9231. The QR code can be used to access the Fund's prospectus, financial information and holdings.

abrdn Realty Income & Growth Fund

(AIAGX)

Class A

abrdn Realty Income & Growth Fund

Institutional Class

AIGYX

Annual Shareholder Report - October 31, 2024

This annual shareholder report contains important information about the abrdn Realty Income & Growth Fund (the "Fund") for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at abrdn.com/us/literature. You can also request this information by contacting us at 866-667-9231.

This report describes material changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Share Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Institutional	$117	1.00%

How did the fund perform last year and what affected its performance?

The following discussion compares the performance of the Fund to the MSCI US REIT Index (the “Index”) to show how the Fund’s performance measures against the returns of similar investments for the reporting period.

What contributed to performance?

Overweight positions in healthcare REITs with outsized senior housing exposure, such as American Healthcare, Welltower and Ventas, all benefited the Fund. The healthcare REITs continued to benefit from better-than-expected earnings growth for senior housing and improving operator health in skilled nursing. Both those segments benefitted from little to no supply growth and improving demand due to an aging population. The Fund also benefited from an underweight exposure to the hotel & resort sector, which lagged the overall REIT sector due to weaker revenue-per-available-room growth, stemming from slowing leisure travel. Our lack of exposure to Rexford Industrial Realty helped performance as weakness in industrial demand, particularly in Southern California, penalized the REIT Index.

What detracted from performance?

The Fund’s underweight to self-storage REITs, including the underweight to Extra Space, detracted from performance as investors expected move-in rates to bottom (which ultimately did not materialize). Similarly, our underweight to other specialized REITs, including non-exposure to Iron Mountain was unfavorable as it benefited from exposure to data centers and artificial intelligence. The Fund has since added a material position in Iron Mountain. At the stock level, our overweight to SITE Centers was weak ahead of its spin-off of Curbline Properties due to selling pressure from tax specific issues. We subsequently sold SITE Centers and maintained our position in Curbline. American Homes 4 Rent was also negative as the single-family rental sector underperformed the multi-family sector on moderating blended rate growth. As such, the Fund disposed of this position.

abrdn Realty Income & Growth Fund

(AIGYX)

Institutional Class

Fund Performance

Total Return Based on $1,000,000 Investment

The following graph reflects a hypothetical $1,000,000 investment for the most recently completed 10 fiscal years as compared to a broad-based securities market index and an additional performance benchmark.

	Institutional Class	S&P 500 Index	MSCI U.S. REIT Index
10/14	$1,000,000	$1,000,000	$1,000,000
11/14	$1,024,425	$1,026,895	$1,019,959
12/14	$1,042,626	$1,024,308	$1,039,692
01/15	$1,110,839	$993,559	$1,109,957
02/15	$1,081,469	$1,050,660	$1,070,348
03/15	$1,101,247	$1,034,045	$1,089,046
04/15	$1,044,417	$1,043,964	$1,024,831
05/15	$1,039,164	$1,057,389	$1,022,246
06/15	$992,722	$1,036,920	$975,348
07/15	$1,046,213	$1,058,645	$1,030,325
08/15	$981,638	$994,773	$966,172
09/15	$1,004,167	$970,159	$995,449
10/15	$1,069,815	$1,051,995	$1,053,192
11/15	$1,063,007	$1,055,124	$1,046,766
12/15	$1,080,170	$1,038,483	$1,065,895
01/16	$1,021,071	$986,949	$1,030,274
02/16	$1,013,125	$985,617	$1,026,214
03/16	$1,130,205	$1,052,480	$1,133,189
04/16	$1,108,172	$1,056,560	$1,105,947
05/16	$1,126,199	$1,075,534	$1,132,303
06/16	$1,201,187	$1,078,320	$1,210,394
07/16	$1,251,153	$1,118,077	$1,261,227
08/16	$1,209,767	$1,119,647	$1,215,058
09/16	$1,184,911	$1,119,858	$1,192,883
10/16	$1,124,877	$1,099,431	$1,124,951
11/16	$1,113,175	$1,140,148	$1,105,724
12/16	$1,166,859	$1,162,684	$1,157,557
01/17	$1,171,574	$1,184,736	$1,157,403
02/17	$1,215,587	$1,231,777	$1,197,467
03/17	$1,184,018	$1,233,214	$1,169,061
04/17	$1,191,944	$1,245,879	$1,171,007
05/17	$1,196,699	$1,263,412	$1,163,559
06/17	$1,225,625	$1,271,298	$1,188,354
07/17	$1,237,344	$1,297,439	$1,203,463
08/17	$1,238,409	$1,301,411	$1,200,621
09/17	$1,237,743	$1,328,257	$1,199,362
10/17	$1,233,447	$1,359,252	$1,187,443
11/17	$1,264,592	$1,400,940	$1,218,862
12/17	$1,266,063	$1,416,516	$1,216,255
01/18	$1,218,884	$1,497,618	$1,165,453
02/18	$1,125,636	$1,442,420	$1,075,924
03/18	$1,171,011	$1,405,763	$1,117,877
04/18	$1,181,092	$1,411,157	$1,134,026
05/18	$1,208,533	$1,445,141	$1,178,694
06/18	$1,250,955	$1,454,035	$1,230,774
07/18	$1,255,473	$1,508,145	$1,239,595
08/18	$1,289,359	$1,557,289	$1,277,467
09/18	$1,255,722	$1,566,153	$1,244,223
10/18	$1,219,274	$1,459,106	$1,207,515
11/18	$1,280,779	$1,488,840	$1,264,126
12/18	$1,177,079	$1,354,411	$1,160,673
01/19	$1,308,965	$1,462,948	$1,297,374
02/19	$1,320,504	$1,509,921	$1,306,112
03/19	$1,377,518	$1,539,261	$1,349,533
04/19	$1,373,349	$1,601,586	$1,346,017
05/19	$1,380,020	$1,499,808	$1,349,750
06/19	$1,400,389	$1,605,509	$1,366,951
07/19	$1,418,938	$1,628,583	$1,383,995
08/19	$1,476,268	$1,602,786	$1,431,130
09/19	$1,510,307	$1,632,775	$1,472,014
10/19	$1,535,877	$1,668,140	$1,492,874
11/19	$1,517,126	$1,728,692	$1,470,042
12/19	$1,503,582	$1,780,867	$1,460,549
01/20	$1,528,054	$1,780,169	$1,477,534
02/20	$1,396,882	$1,633,627	$1,360,331
03/20	$1,123,449	$1,431,853	$1,066,275
04/20	$1,211,855	$1,615,408	$1,154,118
05/20	$1,228,741	$1,692,346	$1,156,184
06/20	$1,257,151	$1,726,002	$1,191,062
07/20	$1,335,786	$1,823,323	$1,239,883
08/20	$1,329,737	$1,954,385	$1,250,374
09/20	$1,290,113	$1,880,124	$1,210,522
10/20	$1,261,714	$1,830,125	$1,179,229
11/20	$1,360,096	$2,030,458	$1,306,194
12/20	$1,410,433	$2,108,525	$1,349,936
01/21	$1,395,477	$2,087,238	$1,352,030
02/21	$1,448,397	$2,144,793	$1,406,041
03/21	$1,501,930	$2,238,726	$1,468,166
04/21	$1,622,961	$2,358,204	$1,586,391
05/21	$1,637,945	$2,374,674	$1,601,199
06/21	$1,682,804	$2,430,111	$1,644,282
07/21	$1,760,240	$2,487,838	$1,724,259
08/21	$1,796,069	$2,563,482	$1,757,235
09/21	$1,688,862	$2,444,255	$1,660,375
10/21	$1,821,980	$2,615,504	$1,788,905
11/21	$1,798,829	$2,597,381	$1,775,974
12/21	$1,967,979	$2,713,786	$1,931,269
01/22	$1,826,464	$2,573,355	$1,797,363
02/22	$1,762,981	$2,496,305	$1,739,943
03/22	$1,874,571	$2,588,992	$1,852,806
04/22	$1,792,434	$2,363,227	$1,770,142
05/22	$1,675,853	$2,367,563	$1,661,258
06/22	$1,555,467	$2,172,135	$1,538,827
07/22	$1,694,205	$2,372,416	$1,677,349
08/22	$1,592,819	$2,275,664	$1,576,932
09/22	$1,410,711	$2,066,079	$1,385,497
10/22	$1,471,518	$2,233,351	$1,452,964
11/22	$1,552,593	$2,358,160	$1,536,877
12/22	$1,475,506	$2,222,296	$1,457,881
01/23	$1,616,579	$2,361,931	$1,612,349
02/23	$1,544,603	$2,304,303	$1,535,642
03/23	$1,522,209	$2,388,903	$1,497,663
04/23	$1,541,146	$2,426,190	$1,509,889
05/23	$1,497,446	$2,436,736	$1,463,620
06/23	$1,568,181	$2,597,744	$1,537,461
07/23	$1,607,863	$2,681,197	$1,581,474
08/23	$1,559,363	$2,638,508	$1,533,518
09/23	$1,466,396	$2,512,709	$1,429,512
10/23	$1,417,565	$2,459,876	$1,367,015
11/23	$1,550,740	$2,684,525	$1,509,178
12/23	$1,672,523	$2,806,485	$1,658,240
01/24	$1,603,460	$2,853,645	$1,589,555
02/24	$1,640,995	$3,006,018	$1,621,283
03/24	$1,663,138	$3,102,735	$1,653,010
04/24	$1,532,755	$2,976,005	$1,536,184
05/24	$1,604,011	$3,123,569	$1,607,951
06/24	$1,648,577	$3,235,650	$1,654,284
07/24	$1,735,666	$3,275,035	$1,757,925
08/24	$1,860,952	$3,354,477	$1,871,147
09/24	$1,926,072	$3,426,119	$1,920,947
10/24	$1,898,381	$3,395,049	$1,865,535

Average Annual Total Returns for the Period Ended October 31, 2024 (%)

AATR	1 Year	5 Years	10 Years
Institutional Class	33.92%	4.33%	6.62%
S&P 500 Index	38.02%	15.27%	13.00%
MSCI U.S. REIT Index	36.47%	4.56%	6.43%

THE FUND'S PAST PERFORMANCE IS NOT A GOOD PREDICTOR OF THE FUND'S FUTURE PERFORMANCE.

Fund performance data shown above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

In accordance with regulatory changes requiring the Fund's primary benchmark to represent the overall applicable market, the Fund's primary prospectus benchmark changed to the S&P 500 Index effective as of February 29, 2024.

Key Fund Statistics as of October 31, 2024

Total Net Assets	$40,706,671
Total Number of Portfolio Holdings	29
Portfolio Turnover Rate	45%
Total Advisory Fees Paid	$181,699

abrdn Realty Income & Growth Fund

(AIGYX)

Institutional Class

What did the Fund invest in?

The tables below show the investment makeup of the Fund as of October 31, 2024.

Industry Allocation (% of total net assets)

Health Care REITs	23.4%
Retail REITs	19.4%
Data Center REITs	16.9%
Industrial REITs	9.8%
Multi-Family Residential REITs	9.3%
Self Storage REITs	6.6%
Office REITs	6.6%
Other Specialized REITs	4.6%
Single-Family Residential REITs	2.6%
Hotel & Resort REITs	0.6%
Other	0.2%

Ten Largest Holdings (% of total net assets)

Welltower, Inc.	9.9%
Equinix, Inc.	9.4%
Prologis, Inc.	8.4%
Digital Realty Trust, Inc.	7.5%
Realty Income Corp.	6.0%
Public Storage	5.4%
Iron Mountain, Inc.	4.6%
AvalonBay Communities, Inc.	4.6%
Ventas, Inc.	4.2%
Omega Healthcare Investors, Inc.	3.6%

Material Fund Changes

Below is a summary of certain changes for the Fund since November 1, 2023. For more information, you may refer to the Fund's next prospectus, which we expect to be available by February 28, 2025 at abrdn.com/us/literature or upon request at 866-667-9231.

Effective February 29, 2004, the Fund's management fee changed from 1.00% on assets up to $250 million, 0.95% on assets of $250 million up to $750 million, 0.90% on assets of $750 million up to $1 billion and 0.80% on assets of $1 billion and more to 0.80% on all assets. The Fund's expense limitation changed from 1.00% for Institutional Class and 1.25% for Class A 1.25% to 0.99% for Institutional Class and 1.24% for Class A.

Availability of Additional Information

You can find additional information, including the Fund's prospectus, financial information, fund holdings, and proxy voting information at abrdn.com/us/literature or call 866-667-9231. The QR code can be used to access the Fund's prospectus, financial information and holdings.

abrdn Realty Income & Growth Fund

(AIGYX)

Institutional Class

abrdn Short Duration High Yield Municipal Fund

Class A

AAHMX

Annual Shareholder Report - October 31, 2024

This annual shareholder report contains important information about the abrdn Short Duration High Yield Municipal Fund (the "Fund") for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at abrdn.com/us/literature. You can also request this information by contacting us at 866-667-9231.

This report describes material changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Share Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
A	$97	0.93%

How did the fund perform last year and what affected its performance?

Management's Discussion of Fund Performance

The following discussion compares the performance of the Fund to the S&P Municipal Bond Short Intermediate Index to show how the Fund’s performance measures against the returns of similar investments for the reporting period.

What contributed to performance?

The Fund’s exposures to life care, hospital and higher education bonds particularly helped relative performance. Within individual holdings, the Fund's position in California Public Authority Senior Living’s revenue bonds was among the positive contributors for the Fund. The Authority’s bonds were severely discounted due to their low coupons in a rising-rate environment. However, as the facility filled up with new entrants, these bonds were recalled by the issuer and proceeds returned to the Fund, leading to a significant pick-up in appreciation. In terms of ratings, non-rated and BB-rated bonds benefited the Fund.

What detracted from performance?

The Fund’s holdings in industrial development and pollution control revenue bonds and other revenue bonds hurt performance. Within individual holdings, Wisconsin Public Finance Authority’s hospital revenue bonds and South Carolina Jobs-Economic Development Authority’s bonds detracted from performance. Wisconsin Public Finance’s bonds initially suffered from strains on credit but benefited from the purchase of collateral from a national healthcare provider. The South Carolina Jobs’ bonds have been negatively affected by operational difficulties and depressed recycled waste market levels. In terms of ratings, CCC and B-rated bonds detracted from performance.

abrdn Short Duration High Yield Municipal Fund

(AAHMX)

Class A

Fund Performance

Total Return Based on $10,000 Investment

The following graph reflects a hypothetical $10,000 investment for the most recently completed 10 fiscal years as compared to a broad-based securities market index and an additional performance benchmark.

	Class A with sales load	Bloomberg Municipal Bond Index	S&P Municipal Bond Short Intermediate Index
10/14	$9,754	$10,069	$10,027
11/14	$9,793	$10,086	$10,033
12/14	$9,839	$10,137	$10,025
01/15	$9,945	$10,317	$10,141
02/15	$9,937	$10,210	$10,092
03/15	$9,965	$10,240	$10,088
04/15	$9,971	$10,186	$10,083
05/15	$9,975	$10,158	$10,052
06/15	$9,952	$10,148	$10,060
07/15	$9,986	$10,222	$10,106
08/15	$9,993	$10,242	$10,115
09/15	$10,040	$10,316	$10,169
10/15	$10,087	$10,357	$10,209
11/15	$10,025	$10,398	$10,201
12/15	$10,079	$10,472	$10,222
01/16	$10,142	$10,596	$10,319
02/16	$10,168	$10,613	$10,347
03/16	$10,245	$10,647	$10,325
04/16	$10,311	$10,725	$10,366
05/16	$10,339	$10,754	$10,349
06/16	$10,426	$10,925	$10,433
07/16	$10,464	$10,932	$10,461
08/16	$10,491	$10,947	$10,461
09/16	$10,495	$10,892	$10,431
10/16	$10,448	$10,778	$10,399
11/16	$10,249	$10,376	$10,181
12/16	$10,261	$10,497	$10,227
01/17	$10,318	$10,567	$10,299
02/17	$10,374	$10,640	$10,361
03/17	$10,398	$10,663	$10,366
04/17	$10,453	$10,741	$10,425
05/17	$10,538	$10,911	$10,504
06/17	$10,551	$10,872	$10,470
07/17	$10,595	$10,960	$10,531
08/17	$10,661	$11,043	$10,586
09/17	$10,676	$10,987	$10,536
10/17	$10,639	$11,014	$10,530
11/17	$10,653	$10,955	$10,433
12/17	$10,690	$11,069	$10,471
01/18	$10,687	$10,939	$10,454
02/18	$10,675	$10,906	$10,436
03/18	$10,682	$10,947	$10,437
04/18	$10,710	$10,908	$10,402
05/18	$10,779	$11,033	$10,485
06/18	$10,816	$11,042	$10,513
07/18	$10,855	$11,069	$10,552
08/18	$10,883	$11,097	$10,557
09/18	$10,858	$11,025	$10,511
10/18	$10,790	$10,957	$10,492
11/18	$10,785	$11,079	$10,570
12/18	$10,823	$11,211	$10,658
01/19	$10,883	$11,296	$10,741
02/19	$10,900	$11,357	$10,782
03/19	$11,000	$11,536	$10,853
04/19	$11,028	$11,579	$10,860
05/19	$11,130	$11,739	$10,957
06/19	$11,158	$11,782	$11,003
07/19	$11,205	$11,877	$11,083
08/19	$11,308	$12,065	$11,140
09/19	$11,279	$11,968	$11,074
10/19	$11,306	$11,989	$11,112
11/19	$11,333	$12,019	$11,130
12/19	$11,359	$12,056	$11,162
01/20	$11,472	$12,273	$11,275
02/20	$11,542	$12,431	$11,328
03/20	$11,038	$11,980	$11,108
04/20	$10,947	$11,830	$11,105
05/20	$11,110	$12,206	$11,355
06/20	$11,218	$12,307	$11,385
07/20	$11,355	$12,514	$11,479
08/20	$11,356	$12,455	$11,478
09/20	$11,358	$12,458	$11,488
10/20	$11,335	$12,420	$11,474
11/20	$11,459	$12,608	$11,531
12/20	$11,562	$12,685	$11,563
01/21	$11,698	$12,765	$11,599
02/21	$11,619	$12,563	$11,510
03/21	$11,664	$12,640	$11,543
04/21	$11,754	$12,746	$11,587
05/21	$11,843	$12,784	$11,598
06/21	$11,946	$12,819	$11,605
07/21	$12,034	$12,926	$11,659
08/21	$12,019	$12,878	$11,648
09/21	$11,921	$12,785	$11,599
10/21	$11,892	$12,748	$11,586
11/21	$11,980	$12,856	$11,611
12/21	$12,000	$12,877	$11,618
01/22	$11,774	$12,525	$11,400
02/22	$11,690	$12,480	$11,362
03/22	$11,406	$12,075	$11,162
04/22	$11,183	$11,741	$11,010
05/22	$11,241	$11,916	$11,145
06/22	$11,053	$11,720	$11,108
07/22	$11,256	$12,030	$11,279
08/22	$11,068	$11,766	$11,114
09/22	$10,796	$11,315	$10,872
10/22	$10,738	$11,221	$10,862
11/22	$10,951	$11,746	$11,122
12/22	$10,926	$11,779	$11,154
01/23	$11,068	$12,118	$11,340
02/23	$10,936	$11,844	$11,150
03/23	$10,993	$12,106	$11,334
04/23	$11,039	$12,079	$11,292
05/23	$11,014	$11,974	$11,214
06/23	$11,099	$12,094	$11,278
07/23	$11,100	$12,142	$11,300
08/23	$10,942	$11,967	$11,257
09/23	$10,834	$11,616	$11,100
10/23	$10,738	$11,517	$11,083
11/23	$10,971	$12,249	$11,434
12/23	$11,148	$12,533	$11,591
01/24	$11,176	$12,469	$11,574
02/24	$11,168	$12,485	$11,583
03/24	$11,233	$12,485	$11,574
04/24	$11,165	$12,330	$11,505
05/24	$11,194	$12,294	$11,463
06/24	$11,400	$12,482	$11,577
07/24	$11,460	$12,596	$11,679
08/24	$11,520	$12,696	$11,802
09/24	$11,606	$12,821	$11,879
10/24	$11,577	$12,634	$11,783

Average Annual Total Returns for the Period Ended October 31, 2024 (%)

AATR	1 Year	5 Years	10 Years
Class A without sales load	7.82%	0.47%	1.73%
Class A with sales load - 2.50%	5.08%	(0.03%)	1.48%
Bloomberg Municipal Bond Index	9.70%	1.05%	2.30%
S&P Municipal Bond Short Intermediate Index	6.32%	1.18%	1.63%

THE FUND'S PAST PERFORMANCE IS NOT A GOOD PREDICTOR OF THE FUND'S FUTURE PERFORMANCE.

Fund performance data shown above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

In accordance with regulatory changes requiring the Fund's primary benchmark to represent the overall applicable market, the Fund's primary prospectus benchmark changed to the Bloomberg Municipal Bond Index effective as of February 29, 2024.

Key Fund Statistics as of October 31, 2024

Total Net Assets	$100,919,836
Total Number of Portfolio Holdings	125
Portfolio Turnover Rate	105%
Total Advisory Fees Paid	$298,451

abrdn Short Duration High Yield Municipal Fund

(AAHMX)

Class A

What did the Fund invest in?

The tables below show the investment makeup of the Fund as of October 31, 2024.

Credit Quality Allocation (% of total net assets)

AA	10.4%
A	9.1%
BBB	18.6%
BB	13.8%
B	0.5%
Below B	0.8%
Not Rated	46.9%

Ratings and portfolio credit quality will vary over time. Credit quality ratings on the underlying securities of the Fund are received from S&P, Moody’s and Fitch and are an indication of the issuer’s creditworthiness. The chart reflects the highest security rating provided by one or more of these rating agencies.

Ten Largest Holdings (% of total net assets)

Colorado Health Facilities Authority, 3.500%, due 05/15/30	6.5%
City of Shakopee Senior Housing Revenue, 5.850%, due 11/01/58	4.3%
Washington State Housing Finance Commission, 2.500%, due 07/01/28	4.1%
Calhoun County Navigation Industrial Development Authority, 3.625%, due 07/01/26	3.7%
Madison County Capital Resource Corp., 5.500%, due 09/01/22	3.5%
California Public Finance Authority, 3.125%, due 05/15/29	3.0%
Palomar Health, 5.000%, due 11/01/30	3.0%
Kansas Independent College Finance Authority, 8.500%, due 05/01/25	2.8%
City of Elmira City, 5.000%, due 07/01/33	2.7%
New Hampshire Business Finance Authority, 4.250%, due 07/20/41	2.1%

Material Fund Changes

Below is a summary of certain changes for the Fund since November 1, 2023. For more information, you may refer to the Fund's next prospectus, which we expect to be available by February 28, 2025 at abrdn.com/us/literature or upon request at 866-667-9231.

Effective February 29, 2024, the Fund's management fee changed from 0.65% on assets up to $250 million and 0.60% on assets of $250 million and more to 0.55% on assets up to $250 million and 0.50% on assets of $250 million and more.

Availability of Additional Information

You can find additional information, including the Fund's prospectus, financial information, fund holdings, and proxy voting information at abrdn.com/us/literature or call 866-667-9231. The QR code can be used to access the Fund's prospectus, financial information and holdings.

abrdn Short Duration High Yield Municipal Fund

(AAHMX)

Class A

abrdn Short Duration High Yield Municipal Fund

Class C

ACHMX

Annual Shareholder Report - October 31, 2024

This annual shareholder report contains important information about the abrdn Short Duration High Yield Municipal Fund (the "Fund") for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at abrdn.com/us/literature. You can also request this information by contacting us at 866-667-9231.

This report describes material changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Share Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
C	$174	1.68%

How did the fund perform last year and what affected its performance?

Management's Discussion of Fund Performance

The following discussion compares the performance of the Fund to the S&P Municipal Bond Short Intermediate Index to show how the Fund’s performance measures against the returns of similar investments for the reporting period.

What contributed to performance?

The Fund’s exposures to life care, hospital and higher education bonds particularly helped relative performance. Within individual holdings, the Fund's position in California Public Authority Senior Living’s revenue bonds was among the positive contributors for the Fund. The Authority’s bonds were severely discounted due to their low coupons in a rising-rate environment. However, as the facility filled up with new entrants, these bonds were recalled by the issuer and proceeds returned to the Fund, leading to a significant pick-up in appreciation. In terms of ratings, non-rated and BB-rated bonds benefited the Fund.

What detracted from performance?

The Fund’s holdings in industrial development and pollution control revenue bonds and other revenue bonds hurt performance. Within individual holdings, Wisconsin Public Finance Authority’s hospital revenue bonds and South Carolina Jobs-Economic Development Authority’s bonds detracted from performance. Wisconsin Public Finance’s bonds initially suffered from strains on credit but benefited from the purchase of collateral from a national healthcare provider. The South Carolina Jobs’ bonds have been negatively affected by operational difficulties and depressed recycled waste market levels. In terms of ratings, CCC and B-rated bonds detracted from performance.

abrdn Short Duration High Yield Municipal Fund

(ACHMX)

Class C

Fund Performance

Total Return Based on $10,000 Investment

The following graph reflects a hypothetical $10,000 investment for the most recently completed 10 fiscal years as compared to a broad-based securities market index and an additional performance benchmark.

	Class C with sales load	Bloomberg Municipal Bond Index	S&P Municipal Bond Short Intermediate Index
10/14	$10,000	$10,069	$10,027
11/14	$10,041	$10,086	$10,033
12/14	$10,088	$10,137	$10,025
01/15	$10,196	$10,317	$10,141
02/15	$10,188	$10,210	$10,092
03/15	$10,217	$10,240	$10,088
04/15	$10,223	$10,186	$10,083
05/15	$10,227	$10,158	$10,052
06/15	$10,203	$10,148	$10,060
07/15	$10,239	$10,222	$10,106
08/15	$10,246	$10,242	$10,115
09/15	$10,294	$10,316	$10,169
10/15	$10,342	$10,357	$10,209
11/15	$10,278	$10,398	$10,201
12/15	$10,334	$10,472	$10,222
01/16	$10,398	$10,596	$10,319
02/16	$10,425	$10,613	$10,347
03/16	$10,504	$10,647	$10,325
04/16	$10,572	$10,725	$10,366
05/16	$10,600	$10,754	$10,349
06/16	$10,690	$10,925	$10,433
07/16	$10,728	$10,932	$10,461
08/16	$10,756	$10,947	$10,461
09/16	$10,760	$10,892	$10,431
10/16	$10,712	$10,778	$10,399
11/16	$10,508	$10,376	$10,181
12/16	$10,521	$10,497	$10,227
01/17	$10,578	$10,567	$10,299
02/17	$10,636	$10,640	$10,361
03/17	$10,660	$10,663	$10,366
04/17	$10,717	$10,741	$10,425
05/17	$10,804	$10,911	$10,504
06/17	$10,818	$10,872	$10,470
07/17	$10,863	$10,960	$10,531
08/17	$10,931	$11,043	$10,586
09/17	$10,946	$10,987	$10,536
10/17	$10,908	$11,014	$10,530
11/17	$10,923	$10,955	$10,433
12/17	$10,960	$11,069	$10,471
01/18	$10,957	$10,939	$10,454
02/18	$10,944	$10,906	$10,436
03/18	$10,952	$10,947	$10,437
04/18	$10,981	$10,908	$10,402
05/18	$11,051	$11,033	$10,485
06/18	$11,090	$11,042	$10,513
07/18	$11,129	$11,069	$10,552
08/18	$11,158	$11,097	$10,557
09/18	$11,132	$11,025	$10,511
10/18	$11,063	$10,957	$10,492
11/18	$11,058	$11,079	$10,570
12/18	$11,097	$11,211	$10,658
01/19	$11,158	$11,296	$10,741
02/19	$11,175	$11,357	$10,782
03/19	$11,278	$11,536	$10,853
04/19	$11,306	$11,579	$10,860
05/19	$11,411	$11,739	$10,957
06/19	$11,440	$11,782	$11,003
07/19	$11,489	$11,877	$11,083
08/19	$11,593	$12,065	$11,140
09/19	$11,564	$11,968	$11,074
10/19	$11,592	$11,989	$11,112
11/19	$11,619	$12,019	$11,130
12/19	$11,647	$12,056	$11,162
01/20	$11,762	$12,273	$11,275
02/20	$11,834	$12,431	$11,328
03/20	$11,317	$11,980	$11,108
04/20	$11,223	$11,830	$11,105
05/20	$11,391	$12,206	$11,355
06/20	$11,501	$12,307	$11,385
07/20	$11,642	$12,514	$11,479
08/20	$11,643	$12,455	$11,478
09/20	$11,645	$12,458	$11,488
10/20	$11,621	$12,420	$11,474
11/20	$11,749	$12,608	$11,531
12/20	$11,851	$12,685	$11,563
01/21	$11,983	$12,765	$11,599
02/21	$11,894	$12,563	$11,510
03/21	$11,943	$12,640	$11,543
04/21	$12,015	$12,746	$11,587
05/21	$12,098	$12,784	$11,598
06/21	$12,195	$12,819	$11,605
07/21	$12,276	$12,926	$11,659
08/21	$12,252	$12,878	$11,648
09/21	$12,145	$12,785	$11,599
10/21	$12,119	$12,748	$11,586
11/21	$12,201	$12,856	$11,611
12/21	$12,213	$12,877	$11,618
01/22	$11,976	$12,525	$11,400
02/22	$11,872	$12,480	$11,362
03/22	$11,589	$12,075	$11,162
04/22	$11,343	$11,741	$11,010
05/22	$11,407	$11,916	$11,145
06/22	$11,198	$11,720	$11,108
07/22	$11,408	$12,030	$11,279
08/22	$11,211	$11,766	$11,114
09/22	$10,929	$11,315	$10,872
10/22	$10,862	$11,221	$10,862
11/22	$11,059	$11,746	$11,122
12/22	$11,027	$11,779	$11,154
01/23	$11,176	$12,118	$11,340
02/23	$11,024	$11,844	$11,150
03/23	$11,087	$12,106	$11,334
04/23	$11,126	$12,079	$11,292
05/23	$11,081	$11,974	$11,214
06/23	$11,160	$12,094	$11,278
07/23	$11,167	$12,142	$11,300
08/23	$11,001	$11,967	$11,257
09/23	$10,873	$11,616	$11,100
10/23	$10,782	$11,517	$11,083
11/23	$10,997	$12,249	$11,434
12/23	$11,179	$12,533	$11,591
01/24	$11,200	$12,469	$11,574
02/24	$11,186	$12,485	$11,583
03/24	$11,244	$12,485	$11,574
04/24	$11,167	$12,330	$11,505
05/24	$11,190	$12,294	$11,463
06/24	$11,388	$12,482	$11,577
07/24	$11,440	$12,596	$11,679
08/24	$11,481	$12,696	$11,802
09/24	$11,572	$12,821	$11,879
10/24	$11,536	$12,634	$11,783

Average Annual Total Returns for the Period Ended October 31, 2024 (%)

AATR	1 Year	5 Years	10 Years
Class C without sales load	6.99%	(0.10%)	1.44%
Class C with sales load - 1.00%	5.99%	(0.10%)	1.44%
Bloomberg Municipal Bond Index	9.70%	1.05%	2.30%
S&P Municipal Bond Short Intermediate Index	6.32%	1.18%	1.63%

THE FUND'S PAST PERFORMANCE IS NOT A GOOD PREDICTOR OF THE FUND'S FUTURE PERFORMANCE.

Fund performance data shown above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

In accordance with regulatory changes requiring the Fund's primary benchmark to represent the overall applicable market, the Fund's primary prospectus benchmark changed to the Bloomberg Municipal Bond Index effective as of February 29, 2024.

Key Fund Statistics as of October 31, 2024

Total Net Assets	$100,919,836
Total Number of Portfolio Holdings	125
Portfolio Turnover Rate	105%
Total Advisory Fees Paid	$298,451

abrdn Short Duration High Yield Municipal Fund

(ACHMX)

Class C

What did the Fund invest in?

The tables below show the investment makeup of the Fund as of October 31, 2024.

Credit Quality Allocation (% of total net assets)

AA	10.4%
A	9.1%
BBB	18.6%
BB	13.8%
B	0.5%
Below B	0.8%
Not Rated	46.9%

Ratings and portfolio credit quality will vary over time. Credit quality ratings on the underlying securities of the Fund are received from S&P, Moody’s and Fitch and are an indication of the issuer’s creditworthiness. The chart reflects the highest security rating provided by one or more of these rating agencies.

Ten Largest Holdings (% of total net assets)

Colorado Health Facilities Authority, 3.500%, due 05/15/30	6.5%
City of Shakopee Senior Housing Revenue, 5.850%, due 11/01/58	4.3%
Washington State Housing Finance Commission, 2.500%, due 07/01/28	4.1%
Calhoun County Navigation Industrial Development Authority, 3.625%, due 07/01/26	3.7%
Madison County Capital Resource Corp., 5.500%, due 09/01/22	3.5%
California Public Finance Authority, 3.125%, due 05/15/29	3.0%
Palomar Health, 5.000%, due 11/01/30	3.0%
Kansas Independent College Finance Authority, 8.500%, due 05/01/25	2.8%
City of Elmira City, 5.000%, due 07/01/33	2.7%
New Hampshire Business Finance Authority, 4.250%, due 07/20/41	2.1%

Material Fund Changes

Below is a summary of certain changes for the Fund since November 1, 2023. For more information, you may refer to the Fund's next prospectus, which we expect to be available by February 28, 2025 at abrdn.com/us/literature or upon request at 866-667-9231.

Effective February 29, 2024, the Fund's management fee changed from 0.65% on assets up to $250 million and 0.60% on assets of $250 million and more to 0.55% on assets up to $250 million and 0.50% on assets of $250 million and more.

Availability of Additional Information

You can find additional information, including the Fund's prospectus, financial information, fund holdings, and proxy voting information at abrdn.com/us/literature or call 866-667-9231. The QR code can be used to access the Fund's prospectus, financial information and holdings.

abrdn Short Duration High Yield Municipal Fund

(ACHMX)

Class C

abrdn Short Duration High Yield Municipal Fund

Institutional Class

AHYMX

Annual Shareholder Report - October 31, 2024

This annual shareholder report contains important information about the abrdn Short Duration High Yield Municipal Fund (the "Fund") for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at abrdn.com/us/literature. You can also request this information by contacting us at 866-667-9231.

This report describes material changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Share Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Institutional	$71	0.68%

How did the fund perform last year and what affected its performance?

Management's Discussion of Fund Performance

The following discussion compares the performance of the Fund to the S&P Municipal Bond Short Intermediate Index to show how the Fund’s performance measures against the returns of similar investments for the reporting period.

What contributed to performance?

The Fund’s exposures to life care, hospital and higher education bonds particularly helped relative performance. Within individual holdings, the Fund's position in California Public Authority Senior Living’s revenue bonds was among the positive contributors for the Fund. The Authority’s bonds were severely discounted due to their low coupons in a rising-rate environment. However, as the facility filled up with new entrants, these bonds were recalled by the issuer and proceeds returned to the Fund, leading to a significant pick-up in appreciation. In terms of ratings, non-rated and BB-rated bonds benefited the Fund.

What detracted from performance?

The Fund’s holdings in industrial development and pollution control revenue bonds and other revenue bonds hurt performance. Within individual holdings, Wisconsin Public Finance Authority’s hospital revenue bonds and South Carolina Jobs-Economic Development Authority’s bonds detracted from performance. Wisconsin Public Finance’s bonds initially suffered from strains on credit but benefited from the purchase of collateral from a national healthcare provider. The South Carolina Jobs’ bonds have been negatively affected by operational difficulties and depressed recycled waste market levels. In terms of ratings, CCC and B-rated bonds detracted from performance.

abrdn Short Duration High Yield Municipal Fund

(AHYMX)

Institutional Class

Fund Performance

Total Return Based on $1,000,000 Investment

The following graph reflects a hypothetical $1,000,000 investment for the most recently completed 10 fiscal years as compared to a broad-based securities market index and an additional performance benchmark.

	Institutional Class	Bloomberg Municipal Bond Index	S&P Municipal Bond Short Intermediate Index
10/14	$1,000,000	$1,000,000	$1,000,000
11/14	$1,005,264	$1,001,730	$1,000,561
12/14	$1,009,140	$1,006,784	$999,791
01/15	$1,020,177	$1,024,628	$1,011,346
02/15	$1,019,575	$1,014,059	$1,006,485
03/15	$1,022,651	$1,016,987	$1,006,003
04/15	$1,023,522	$1,011,652	$1,005,502
05/15	$1,024,110	$1,008,857	$1,002,490
06/15	$1,021,931	$1,007,937	$1,003,223
07/15	$1,025,652	$1,015,238	$1,007,813
08/15	$1,026,566	$1,017,232	$1,008,740
09/15	$1,031,561	$1,024,601	$1,014,164
10/15	$1,036,539	$1,028,674	$1,018,097
11/15	$1,030,362	$1,032,764	$1,017,346
12/15	$1,036,168	$1,040,020	$1,019,385
01/16	$1,042,855	$1,052,429	$1,029,053
02/16	$1,045,715	$1,054,085	$1,031,921
03/16	$1,053,857	$1,057,423	$1,029,652
04/16	$1,060,893	$1,065,199	$1,033,779
05/16	$1,063,923	$1,068,080	$1,032,110
06/16	$1,073,185	$1,085,071	$1,040,432
07/16	$1,077,282	$1,085,734	$1,043,214
08/16	$1,081,278	$1,087,199	$1,043,265
09/16	$1,080,921	$1,081,773	$1,040,249
10/16	$1,076,365	$1,070,424	$1,037,071
11/16	$1,056,028	$1,030,502	$1,015,313
12/16	$1,057,587	$1,042,600	$1,019,866
01/17	$1,063,604	$1,049,474	$1,027,071
02/17	$1,069,577	$1,056,761	$1,033,254
03/17	$1,073,334	$1,059,055	$1,033,739
04/17	$1,079,277	$1,066,740	$1,039,659
05/17	$1,087,162	$1,083,670	$1,047,497
06/17	$1,088,790	$1,079,783	$1,044,184
07/17	$1,093,592	$1,088,519	$1,050,200
08/17	$1,100,619	$1,096,803	$1,055,699
09/17	$1,102,353	$1,091,226	$1,050,686
10/17	$1,098,774	$1,093,890	$1,050,148
11/17	$1,100,504	$1,088,033	$1,040,432
12/17	$1,104,481	$1,099,405	$1,044,289
01/18	$1,104,427	$1,086,462	$1,042,526
02/18	$1,103,397	$1,083,215	$1,040,734
03/18	$1,104,375	$1,087,213	$1,040,825
04/18	$1,107,509	$1,083,333	$1,037,326
05/18	$1,114,828	$1,095,739	$1,045,612
06/18	$1,118,933	$1,096,674	$1,048,451
07/18	$1,123,111	$1,099,335	$1,052,287
08/18	$1,126,226	$1,102,158	$1,052,795
09/18	$1,123,888	$1,095,023	$1,048,227
10/18	$1,117,077	$1,088,280	$1,046,292
11/18	$1,116,835	$1,100,325	$1,054,103
12/18	$1,121,003	$1,113,500	$1,062,862
01/19	$1,127,381	$1,121,917	$1,071,154
02/19	$1,129,313	$1,127,924	$1,075,298
03/19	$1,140,064	$1,145,754	$1,082,375
04/19	$1,143,143	$1,150,060	$1,083,011
05/19	$1,154,013	$1,165,915	$1,092,672
06/19	$1,157,091	$1,170,220	$1,097,320
07/19	$1,162,294	$1,179,651	$1,105,278
08/19	$1,173,152	$1,198,258	$1,110,972
09/19	$1,170,434	$1,188,653	$1,104,375
10/19	$1,173,461	$1,190,783	$1,108,137
11/19	$1,176,494	$1,193,761	$1,109,944
12/19	$1,179,504	$1,197,406	$1,113,182
01/20	$1,191,459	$1,218,919	$1,124,436
02/20	$1,198,941	$1,234,638	$1,129,708
03/20	$1,146,800	$1,189,854	$1,107,723
04/20	$1,137,578	$1,174,921	$1,107,475
05/20	$1,155,955	$1,212,297	$1,132,399
06/20	$1,166,244	$1,222,275	$1,135,420
07/20	$1,180,766	$1,242,861	$1,144,803
08/20	$1,181,149	$1,237,029	$1,144,624
09/20	$1,181,551	$1,237,291	$1,145,684
10/20	$1,179,438	$1,233,575	$1,144,285
11/20	$1,192,615	$1,252,190	$1,149,997
12/20	$1,203,558	$1,259,818	$1,153,119
01/21	$1,218,024	$1,267,846	$1,156,713
02/21	$1,210,031	$1,247,702	$1,147,825
03/21	$1,216,107	$1,255,397	$1,151,164
04/21	$1,224,588	$1,265,927	$1,155,498
05/21	$1,234,123	$1,269,704	$1,156,593
06/21	$1,245,071	$1,273,190	$1,157,310
07/21	$1,254,535	$1,283,750	$1,162,721
08/21	$1,253,174	$1,279,038	$1,161,642
09/21	$1,243,302	$1,269,808	$1,156,756
10/21	$1,240,514	$1,266,095	$1,155,443
11/21	$1,249,937	$1,276,873	$1,157,897
12/21	$1,252,239	$1,278,933	$1,158,590
01/22	$1,228,951	$1,243,925	$1,136,883
02/22	$1,220,404	$1,239,469	$1,133,082
03/22	$1,191,070	$1,199,289	$1,113,167
04/22	$1,168,013	$1,166,117	$1,098,002
05/22	$1,174,279	$1,183,440	$1,111,460
06/22	$1,154,943	$1,164,057	$1,107,741
07/22	$1,176,354	$1,194,813	$1,124,816
08/22	$1,157,007	$1,168,627	$1,108,350
09/22	$1,130,061	$1,123,774	$1,084,233
10/22	$1,122,912	$1,114,429	$1,083,239
11/22	$1,145,453	$1,166,554	$1,109,130
12/22	$1,143,130	$1,169,894	$1,112,348
01/23	$1,158,208	$1,203,500	$1,130,889
02/23	$1,144,614	$1,176,286	$1,111,957
03/23	$1,150,863	$1,202,385	$1,130,341
04/23	$1,155,891	$1,199,638	$1,126,154
05/23	$1,153,450	$1,189,242	$1,118,295
06/23	$1,162,610	$1,201,155	$1,124,706
07/23	$1,164,287	$1,205,907	$1,126,895
08/23	$1,146,729	$1,188,547	$1,122,607
09/23	$1,135,569	$1,153,712	$1,106,926
10/23	$1,125,748	$1,143,894	$1,105,229
11/23	$1,150,432	$1,216,510	$1,140,258
12/23	$1,169,246	$1,244,784	$1,155,931
01/24	$1,172,454	$1,238,426	$1,154,280
02/24	$1,171,828	$1,240,017	$1,155,132
03/24	$1,178,953	$1,239,978	$1,154,264
04/24	$1,171,983	$1,224,621	$1,147,329
05/24	$1,175,332	$1,221,029	$1,143,152
06/24	$1,197,192	$1,239,745	$1,154,545
07/24	$1,203,685	$1,251,044	$1,164,717
08/24	$1,210,292	$1,260,911	$1,177,006
09/24	$1,219,544	$1,273,373	$1,184,612
10/24	$1,216,796	$1,254,806	$1,175,040

Average Annual Total Returns for the Period Ended October 31, 2024 (%)

AATR	1 Year	5 Years	10 Years
Institutional Class	8.09%	0.73%	1.98%
Bloomberg Municipal Bond Index	9.70%	1.05%	2.30%
S&P Municipal Bond Short Intermediate Index	6.32%	1.18%	1.63%

THE FUND'S PAST PERFORMANCE IS NOT A GOOD PREDICTOR OF THE FUND'S FUTURE PERFORMANCE.

Fund performance data shown above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

In accordance with regulatory changes requiring the Fund's primary benchmark to represent the overall applicable market, the Fund's primary prospectus benchmark changed to the Bloomberg Municipal Bond Index effective as of February 29, 2024.

Key Fund Statistics as of October 31, 2024

Total Net Assets	$100,919,836
Total Number of Portfolio Holdings	125
Portfolio Turnover Rate	105%
Total Advisory Fees Paid	$298,451

abrdn Short Duration High Yield Municipal Fund

(AHYMX)

Institutional Class

What did the Fund invest in?

The tables below show the investment makeup of the Fund as of October 31, 2024.

Credit Quality Allocation (% of total net assets)

AA	10.4%
A	9.1%
BBB	18.6%
BB	13.8%
B	0.5%
Below B	0.8%
Not Rated	46.9%

Ratings and portfolio credit quality will vary over time. Credit quality ratings on the underlying securities of the Fund are received from S&P, Moody’s and Fitch and are an indication of the issuer’s creditworthiness. The chart reflects the highest security rating provided by one or more of these rating agencies.

Ten Largest Holdings (% of total net assets)

Colorado Health Facilities Authority, 3.500%, due 05/15/30	6.5%
City of Shakopee Senior Housing Revenue, 5.850%, due 11/01/58	4.3%
Washington State Housing Finance Commission, 2.500%, due 07/01/28	4.1%
Calhoun County Navigation Industrial Development Authority, 3.625%, due 07/01/26	3.7%
Madison County Capital Resource Corp., 5.500%, due 09/01/22	3.5%
California Public Finance Authority, 3.125%, due 05/15/29	3.0%
Palomar Health, 5.000%, due 11/01/30	3.0%
Kansas Independent College Finance Authority, 8.500%, due 05/01/25	2.8%
City of Elmira City, 5.000%, due 07/01/33	2.7%
New Hampshire Business Finance Authority, 4.250%, due 07/20/41	2.1%

Material Fund Changes

Below is a summary of certain changes for the Fund since November 1, 2023. For more information, you may refer to the Fund's next prospectus, which we expect to be available by February 28, 2025 at abrdn.com/us/literature or upon request at 866-667-9231.

Effective February 29, 2024, the Fund's management fee changed from 0.65% on assets up to $250 million and 0.60% on assets of $250 million and more to 0.55% on assets up to $250 million and 0.50% on assets of $250 million and more.

Availability of Additional Information

You can find additional information, including the Fund's prospectus, financial information, fund holdings, and proxy voting information at abrdn.com/us/literature or call 866-667-9231. The QR code can be used to access the Fund's prospectus, financial information and holdings.

abrdn Short Duration High Yield Municipal Fund

(AHYMX)

Institutional Class

abrdn U.S. Small Cap Equity Fund

Class A

GSXAX

Annual Shareholder Report - October 31, 2024

This annual shareholder report contains important information about the abrdn U.S. Small Cap Equity Fund (the "Fund") for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at abrdn.com/us/literature. You can also request this information by contacting us at 866-667-9231.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Share Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
A	$162	1.40%

How did the fund perform last year and what affected its performance?

The following discussion compares the performance of the Fund to the Russell 2000 Index (the “Index”) to show how the Fund’s performance measures against the returns of similar investments for the reporting period.

What contributed to performance?

Our overweight to casual diner Brinker International led to the consumer discretionary sector’s outperformance relative to the benchmark, as the company’s strong execution resulted in industry-leading traffic and sales growth. Q2 Holdings was positive as robust demand for its digital banking solutions led to accelerated growth. Parsons Corporation also added to returns as its shares rose after the company reported robust organic growth and secured several new project wins, including a lead designer role in the $1.66 billion Honolulu rail transit project. However, we sold Parsons Corporation as it became a mid-capitalization company and left the Russell 2000 Index.

What detracted from performance?

The Fund’s exposure to the information technology sector was particularly unfavorable. Within this sector, software company Five9’s shares fell after new customer additions failed to materialize and weaker demand from existing customers forced management to reduce the company’s guidance. Cohu’s shares also struggled as the recovery outlook for key end markets continued to be pushed out, pressuring sales of the company’s semiconductor testing equipment. Lack of exposure to Super Micro Computer, which is not held by the Fund due to its market capitalization, also weighed on performance.

abrdn U.S. Small Cap Equity Fund

(GSXAX)

Class A

Fund Performance

Total Return Based on $10,000 Investment

The following graph reflects a hypothetical $10,000 investment for the most recently completed 10 fiscal years as compared to a broad-based securities market index and an additional performance benchmark.

	Class A with sales load	Russell 3000 Index	Russell 2000 Index
10/14	$9,424	$10,275	$10,659
11/14	$9,558	$10,524	$10,669
12/14	$9,752	$10,524	$10,973
01/15	$9,420	$10,231	$10,620
02/15	$9,957	$10,824	$11,250
03/15	$10,197	$10,713	$11,446
04/15	$10,004	$10,762	$11,154
05/15	$10,162	$10,911	$11,409
06/15	$10,406	$10,728	$11,494
07/15	$10,438	$10,908	$11,361
08/15	$10,059	$10,249	$10,647
09/15	$9,870	$9,951	$10,125
10/15	$10,497	$10,736	$10,695
11/15	$10,887	$10,796	$11,043
12/15	$10,560	$10,574	$10,488
01/16	$10,229	$9,978	$9,566
02/16	$10,248	$9,975	$9,566
03/16	$10,970	$10,677	$10,329
04/16	$11,088	$10,743	$10,491
05/16	$11,455	$10,935	$10,728
06/16	$11,577	$10,958	$10,721
07/16	$11,806	$11,393	$11,361
08/16	$11,877	$11,422	$11,562
09/16	$11,759	$11,440	$11,691
10/16	$11,321	$11,192	$11,135
11/16	$12,476	$11,693	$12,377
12/16	$13,017	$11,921	$12,723
01/17	$12,776	$12,145	$12,774
02/17	$12,914	$12,597	$13,020
03/17	$12,697	$12,606	$13,037
04/17	$12,890	$12,739	$13,180
05/17	$12,725	$12,870	$12,912
06/17	$13,202	$12,986	$13,358
07/17	$13,174	$13,231	$13,458
08/17	$13,017	$13,256	$13,286
09/17	$13,971	$13,579	$14,115
10/17	$14,042	$13,876	$14,236
11/17	$14,491	$14,297	$14,646
12/17	$14,452	$14,440	$14,587
01/18	$14,614	$15,201	$14,968
02/18	$13,683	$14,641	$14,389
03/18	$13,742	$14,347	$14,575
04/18	$13,809	$14,402	$14,701
05/18	$14,377	$14,808	$15,593
06/18	$14,409	$14,905	$15,705
07/18	$14,846	$15,400	$15,978
08/18	$15,556	$15,940	$16,667
09/18	$15,315	$15,967	$16,266
10/18	$13,955	$14,791	$14,500
11/18	$14,263	$15,087	$14,730
12/18	$12,520	$13,683	$12,980
01/19	$13,903	$14,858	$14,441
02/19	$14,629	$15,380	$15,191
03/19	$14,381	$15,605	$14,873
04/19	$15,061	$16,228	$15,379
05/19	$13,574	$15,178	$14,183
06/19	$14,543	$16,244	$15,185
07/19	$14,692	$16,485	$15,272
08/19	$14,457	$16,149	$14,518
09/19	$14,701	$16,433	$14,820
10/19	$14,953	$16,786	$15,211
11/19	$15,444	$17,424	$15,837
12/19	$15,615	$17,928	$16,294
01/20	$15,517	$17,908	$15,771
02/20	$14,294	$16,442	$14,443
03/20	$11,904	$14,181	$11,305
04/20	$13,720	$16,059	$12,858
05/20	$15,129	$16,918	$13,695
06/20	$15,391	$17,304	$14,179
07/20	$16,270	$18,287	$14,571
08/20	$17,096	$19,612	$15,392
09/20	$16,163	$18,898	$14,878
10/20	$16,295	$18,490	$15,190
11/20	$18,330	$20,739	$17,990
12/20	$19,823	$21,672	$19,546
01/21	$19,972	$21,576	$20,530
02/21	$21,339	$22,250	$21,809
03/21	$21,840	$23,048	$22,028
04/21	$22,753	$24,236	$22,491
05/21	$22,629	$24,346	$22,537
06/21	$22,871	$24,947	$22,974
07/21	$23,598	$25,369	$22,144
08/21	$24,733	$26,092	$22,639
09/21	$23,913	$24,921	$21,972
10/21	$25,569	$26,607	$22,907
11/21	$25,486	$26,202	$21,952
12/21	$25,892	$27,234	$22,442
01/22	$22,776	$25,631	$20,282
02/22	$22,318	$24,986	$20,498
03/22	$22,169	$25,796	$20,753
04/22	$19,950	$23,481	$18,697
05/22	$20,001	$23,450	$18,725
06/22	$18,608	$21,488	$17,185
07/22	$20,247	$23,504	$18,979
08/22	$19,485	$22,627	$18,591
09/22	$17,866	$20,528	$16,809
10/22	$19,479	$22,212	$18,659
11/22	$20,298	$23,371	$19,095
12/22	$19,119	$22,003	$17,856
01/23	$21,150	$23,518	$19,596
02/23	$20,787	$22,968	$19,265
03/23	$20,268	$23,583	$18,345
04/23	$20,056	$23,834	$18,015
05/23	$19,434	$23,927	$17,849
06/23	$20,958	$25,560	$19,300
07/23	$21,246	$26,477	$20,480
08/23	$20,576	$25,966	$19,455
09/23	$19,324	$24,729	$18,310
10/23	$17,628	$24,073	$17,061
11/23	$19,406	$26,318	$18,606
12/23	$21,225	$27,714	$20,879
01/24	$20,835	$28,021	$20,067
02/24	$21,629	$29,538	$21,201
03/24	$22,203	$30,491	$21,960
04/24	$20,740	$29,149	$20,415
05/24	$21,683	$30,526	$21,439
06/24	$21,793	$31,471	$21,241
07/24	$23,420	$32,056	$23,399
08/24	$23,078	$32,754	$23,049
09/24	$23,304	$33,432	$23,210
10/24	$23,229	$33,186	$22,875

Average Annual Total Returns for the Period Ended October 31, 2024 (%)

AATR	1 Year	5 Years	10 Years
Class A without sales load	31.77%	9.21%	9.44%
Class A with sales load - 5.75%	24.20%	7.93%	8.79%
Russell 3000 Index	37.86%	14.60%	12.44%
Russell 2000 Index	34.07%	8.50%	7.94%

THE FUND'S PAST PERFORMANCE IS NOT A GOOD PREDICTOR OF THE FUND'S FUTURE PERFORMANCE.

Fund performance data shown above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

In accordance with regulatory changes requiring the Fund's primary benchmark to represent the overall applicable market, the Fund's primary prospectus benchmark changed to the Russell 3000 Index effective as of February 29, 2024.

Key Fund Statistics as of October 31, 2024

Total Net Assets	$344,708,444
Total Number of Portfolio Holdings	54
Portfolio Turnover Rate	47%
Total Advisory Fees Paid	$2,733,674

abrdn U.S. Small Cap Equity Fund

(GSXAX)

Class A

What did the Fund invest in?

The tables below show the investment makeup of the Fund as of October 31, 2024.

Sector Allocation (% of total net assets)

Financials	20.9%
Health Care	15.4%
Industrial	15.0%
Information Technology	13.5%
Consumer Discretionary	12.1%
Materials	7.1%
Energy	4.9%
Communication Services	2.3%
Utilities	2.2%
Real Estate	2.0%
Consumer Staples	2.0%
Other	2.6%

Ten Largest Holdings (% of total net assets)

Q2 Holdings, Inc.	3.2%
Wintrust Financial Corp.	3.0%
WSFS Financial Corp.	2.8%
Banner Corp.	2.8%
Seacoast Banking Corp. of Florida	2.7%
Integer Holdings Corp.	2.7%
Merit Medical Systems, Inc.	2.7%
Atmus Filtration Technologies, Inc.	2.6%
Corcept Therapeutics, Inc.	2.5%
Graphic Packaging Holding Co.	2.5%

Availability of Additional Information

You can find additional information, including the Fund's prospectus, financial information, fund holdings, and proxy voting information at abrdn.com/us/literature or call 866-667-9231. The QR code can be used to access the Fund's prospectus, financial information and holdings.

abrdn U.S. Small Cap Equity Fund

(GSXAX)

Class A

abrdn U.S. Small Cap Equity Fund

Class C

GSXCX

Annual Shareholder Report - October 31, 2024

This annual shareholder report contains important information about the abrdn U.S. Small Cap Equity Fund (the "Fund") for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at abrdn.com/us/literature. You can also request this information by contacting us at 866-667-9231.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Share Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
C	$230	1.99%

How did the fund perform last year and what affected its performance?

The following discussion compares the performance of the Fund to the Russell 2000 Index (the “Index”) to show how the Fund’s performance measures against the returns of similar investments for the reporting period.

What contributed to performance?

Our overweight to casual diner Brinker International led to the consumer discretionary sector’s outperformance relative to the benchmark, as the company’s strong execution resulted in industry-leading traffic and sales growth. Q2 Holdings was positive as robust demand for its digital banking solutions led to accelerated growth. Parsons Corporation also added to returns as its shares rose after the company reported robust organic growth and secured several new project wins, including a lead designer role in the $1.66 billion Honolulu rail transit project. However, we sold Parsons Corporation as it became a mid-capitalization company and left the Russell 2000 Index.

What detracted from performance?

The Fund’s exposure to the information technology sector was particularly unfavorable. Within this sector, software company Five9’s shares fell after new customer additions failed to materialize and weaker demand from existing customers forced management to reduce the company’s guidance. Cohu’s shares also struggled as the recovery outlook for key end markets continued to be pushed out, pressuring sales of the company’s semiconductor testing equipment. Lack of exposure to Super Micro Computer, which is not held by the Fund due to its market capitalization, also weighed on performance.

abrdn U.S. Small Cap Equity Fund

(GSXCX)

Class C

Fund Performance

Total Return Based on $10,000 Investment

The following graph reflects a hypothetical $10,000 investment for the most recently completed 10 fiscal years as compared to a broad-based securities market index and an additional performance benchmark.

	Class C with sales load	Russell 3000 Index	Russell 2000 Index
10/14	$10,000	$10,275	$10,659
11/14	$10,142	$10,524	$10,669
12/14	$10,335	$10,524	$10,973
01/15	$9,981	$10,231	$10,620
02/15	$10,542	$10,824	$11,250
03/15	$10,792	$10,713	$11,446
04/15	$10,580	$10,762	$11,154
05/15	$10,741	$10,911	$11,409
06/15	$10,995	$10,728	$11,494
07/15	$11,019	$10,908	$11,361
08/15	$10,613	$10,249	$10,647
09/15	$10,410	$9,951	$10,125
10/15	$11,066	$10,736	$10,695
11/15	$11,467	$10,796	$11,043
12/15	$11,118	$10,574	$10,488
01/16	$10,759	$9,978	$9,566
02/16	$10,778	$9,975	$9,566
03/16	$11,528	$10,677	$10,329
04/16	$11,646	$10,743	$10,491
05/16	$12,024	$10,935	$10,728
06/16	$12,146	$10,958	$10,721
07/16	$12,377	$11,393	$11,361
08/16	$12,448	$11,422	$11,562
09/16	$12,316	$11,440	$11,691
10/16	$11,849	$11,192	$11,135
11/16	$13,052	$11,693	$12,377
12/16	$13,608	$11,921	$12,723
01/17	$13,349	$12,145	$12,774
02/17	$13,486	$12,597	$13,020
03/17	$13,250	$12,606	$13,037
04/17	$13,443	$12,739	$13,180
05/17	$13,259	$12,870	$12,912
06/17	$13,755	$12,986	$13,358
07/17	$13,717	$13,231	$13,458
08/17	$13,542	$13,256	$13,286
09/17	$14,524	$13,579	$14,115
10/17	$14,594	$13,876	$14,236
11/17	$15,052	$14,297	$14,646
12/17	$15,005	$14,440	$14,587
01/18	$15,160	$15,201	$14,968
02/18	$14,189	$14,641	$14,389
03/18	$14,241	$14,347	$14,575
04/18	$14,302	$14,402	$14,701
05/18	$14,877	$14,808	$15,593
06/18	$14,906	$14,905	$15,705
07/18	$15,349	$15,400	$15,978
08/18	$16,071	$15,940	$16,667
09/18	$15,811	$15,967	$16,266
10/18	$14,401	$14,791	$14,500
11/18	$14,708	$15,087	$14,730
12/18	$12,904	$13,683	$12,980
01/19	$14,321	$14,858	$14,441
02/19	$15,060	$15,380	$15,191
03/19	$14,795	$15,605	$14,873
04/19	$15,484	$16,228	$15,379
05/19	$13,951	$15,178	$14,183
06/19	$14,933	$16,244	$15,185
07/19	$15,082	$16,485	$15,272
08/19	$14,828	$16,149	$14,518
09/19	$15,076	$16,433	$14,820
10/19	$15,324	$16,786	$15,211
11/19	$15,821	$17,424	$15,837
12/19	$15,985	$17,928	$16,294
01/20	$15,876	$17,908	$15,771
02/20	$14,615	$16,442	$14,443
03/20	$12,164	$14,181	$11,305
04/20	$14,017	$16,059	$12,858
05/20	$15,448	$16,918	$13,695
06/20	$15,707	$17,304	$14,179
07/20	$16,595	$18,287	$14,571
08/20	$17,428	$19,612	$15,392
09/20	$16,468	$18,898	$14,878
10/20	$16,589	$18,490	$15,190
11/20	$18,653	$20,739	$17,990
12/20	$20,165	$21,672	$19,546
01/21	$20,302	$21,576	$20,530
02/21	$21,686	$22,250	$21,809
03/21	$22,180	$23,048	$22,028
04/21	$23,097	$24,236	$22,491
05/21	$22,954	$24,346	$22,537
06/21	$23,188	$24,947	$22,974
07/21	$23,916	$25,369	$22,144
08/21	$25,047	$26,092	$22,639
09/21	$24,209	$24,921	$21,972
10/21	$25,866	$26,607	$22,907
11/21	$25,775	$26,202	$21,952
12/21	$26,170	$27,234	$22,442
01/22	$22,997	$25,631	$20,282
02/22	$22,529	$24,986	$20,498
03/22	$22,364	$25,796	$20,753
04/22	$20,111	$23,481	$18,697
05/22	$20,154	$23,450	$18,725
06/22	$18,741	$21,488	$17,185
07/22	$20,379	$23,504	$18,979
08/22	$19,608	$22,627	$18,591
09/22	$17,970	$20,528	$16,809
10/22	$19,582	$22,212	$18,659
11/22	$20,397	$23,371	$19,095
12/22	$19,202	$22,003	$17,856
01/23	$21,227	$23,518	$19,596
02/23	$20,852	$22,968	$19,265
03/23	$20,327	$23,583	$18,345
04/23	$20,102	$23,834	$18,015
05/23	$19,465	$23,927	$17,849
06/23	$20,984	$25,560	$19,300
07/23	$21,256	$26,477	$20,480
08/23	$20,580	$25,966	$19,455
09/23	$19,315	$24,729	$18,310
10/23	$17,608	$24,073	$17,061
11/23	$19,380	$26,318	$18,606
12/23	$21,190	$27,714	$20,879
01/24	$20,787	$28,021	$20,067
02/24	$21,565	$29,538	$21,201
03/24	$22,127	$30,491	$21,960
04/24	$20,665	$29,149	$20,415
05/24	$21,593	$30,526	$21,439
06/24	$21,687	$31,471	$21,241
07/24	$23,299	$32,056	$23,399
08/24	$22,943	$32,754	$23,049
09/24	$23,159	$33,432	$23,210
10/24	$23,065	$33,186	$22,875

Average Annual Total Returns for the Period Ended October 31, 2024 (%)

AATR	1 Year	5 Years	10 Years
Class C without sales load	31.04%	8.53%	8.72%
Class C with sales load - 1.00%	30.04%	8.53%	8.72%
Russell 3000 Index	37.86%	14.60%	12.44%
Russell 2000 Index	34.07%	8.50%	7.94%

THE FUND'S PAST PERFORMANCE IS NOT A GOOD PREDICTOR OF THE FUND'S FUTURE PERFORMANCE.

Fund performance data shown above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

In accordance with regulatory changes requiring the Fund's primary benchmark to represent the overall applicable market, the Fund's primary prospectus benchmark changed to the Russell 3000 Index effective as of February 29, 2024.

Key Fund Statistics as of October 31, 2024

Total Net Assets	$344,708,444
Total Number of Portfolio Holdings	54
Portfolio Turnover Rate	47%
Total Advisory Fees Paid	$2,733,674

abrdn U.S. Small Cap Equity Fund

(GSXCX)

Class C

What did the Fund invest in?

The tables below show the investment makeup of the Fund as of October 31, 2024.

Sector Allocation (% of total net assets)

Financials	20.9%
Health Care	15.4%
Industrial	15.0%
Information Technology	13.5%
Consumer Discretionary	12.1%
Materials	7.1%
Energy	4.9%
Communication Services	2.3%
Utilities	2.2%
Real Estate	2.0%
Consumer Staples	2.0%
Other	2.6%

Ten Largest Holdings (% of total net assets)

Q2 Holdings, Inc.	3.2%
Wintrust Financial Corp.	3.0%
WSFS Financial Corp.	2.8%
Banner Corp.	2.8%
Seacoast Banking Corp. of Florida	2.7%
Integer Holdings Corp.	2.7%
Merit Medical Systems, Inc.	2.7%
Atmus Filtration Technologies, Inc.	2.6%
Corcept Therapeutics, Inc.	2.5%
Graphic Packaging Holding Co.	2.5%

Availability of Additional Information

You can find additional information, including the Fund's prospectus, financial information, fund holdings, and proxy voting information at abrdn.com/us/literature or call 866-667-9231. The QR code can be used to access the Fund's prospectus, financial information and holdings.

abrdn U.S. Small Cap Equity Fund

(GSXCX)

Class C

abrdn U.S. Small Cap Equity Fund

Class R

GNSRX

Annual Shareholder Report - October 31, 2024

This annual shareholder report contains important information about the abrdn U.S. Small Cap Equity Fund (the "Fund") for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at abrdn.com/us/literature. You can also request this information by contacting us at 866-667-9231.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Share Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
R	$190	1.64%

How did the fund perform last year and what affected its performance?

The following discussion compares the performance of the Fund to the Russell 2000 Index (the “Index”) to show how the Fund’s performance measures against the returns of similar investments for the reporting period.

What contributed to performance?

Our overweight to casual diner Brinker International led to the consumer discretionary sector’s outperformance relative to the benchmark, as the company’s strong execution resulted in industry-leading traffic and sales growth. Q2 Holdings was positive as robust demand for its digital banking solutions led to accelerated growth. Parsons Corporation also added to returns as its shares rose after the company reported robust organic growth and secured several new project wins, including a lead designer role in the $1.66 billion Honolulu rail transit project. However, we sold Parsons Corporation as it became a mid-capitalization company and left the Russell 2000 Index.

What detracted from performance?

The Fund’s exposure to the information technology sector was particularly unfavorable. Within this sector, software company Five9’s shares fell after new customer additions failed to materialize and weaker demand from existing customers forced management to reduce the company’s guidance. Cohu’s shares also struggled as the recovery outlook for key end markets continued to be pushed out, pressuring sales of the company’s semiconductor testing equipment. Lack of exposure to Super Micro Computer, which is not held by the Fund due to its market capitalization, also weighed on performance.

abrdn U.S. Small Cap Equity Fund

(GNSRX)

Class R

Fund Performance

Total Return Based on $10,000 Investment

The following graph reflects a hypothetical $10,000 investment for the most recently completed 10 fiscal years as compared to a broad-based securities market index and an additional performance benchmark.

	Class R	Russell 3000 Index	Russell 2000 Index
10/14	$10,000	$10,275	$10,659
11/14	$10,139	$10,524	$10,669
12/14	$10,341	$10,524	$10,973
01/15	$9,987	$10,231	$10,620
02/15	$10,556	$10,824	$11,250
03/15	$10,807	$10,713	$11,446
04/15	$10,601	$10,762	$11,154
05/15	$10,767	$10,911	$11,409
06/15	$11,022	$10,728	$11,494
07/15	$11,054	$10,908	$11,361
08/15	$10,650	$10,249	$10,647
09/15	$10,448	$9,951	$10,125
10/15	$11,112	$10,736	$10,695
11/15	$11,520	$10,796	$11,043
12/15	$11,175	$10,574	$10,488
01/16	$10,821	$9,978	$9,566
02/16	$10,843	$9,975	$9,566
03/16	$11,601	$10,677	$10,329
04/16	$11,726	$10,743	$10,491
05/16	$12,112	$10,935	$10,728
06/16	$12,238	$10,958	$10,721
07/16	$12,475	$11,393	$11,361
08/16	$12,543	$11,422	$11,562
09/16	$12,417	$11,440	$11,691
10/16	$11,955	$11,192	$11,135
11/16	$13,175	$11,693	$12,377
12/16	$13,744	$11,921	$12,723
01/17	$13,484	$12,145	$12,774
02/17	$13,628	$12,597	$13,020
03/17	$13,395	$12,606	$13,037
04/17	$13,592	$12,739	$13,180
05/17	$13,413	$12,870	$12,912
06/17	$13,915	$12,986	$13,358
07/17	$13,879	$13,231	$13,458
08/17	$13,709	$13,256	$13,286
09/17	$14,709	$13,579	$14,115
10/17	$14,785	$13,876	$14,236
11/17	$15,251	$14,297	$14,646
12/17	$15,206	$14,440	$14,587
01/18	$15,372	$15,201	$14,968
02/18	$14,390	$14,641	$14,389
03/18	$14,448	$14,347	$14,575
04/18	$14,516	$14,402	$14,701
05/18	$15,103	$14,808	$15,593
06/18	$15,135	$14,905	$15,705
07/18	$15,587	$15,400	$15,978
08/18	$16,323	$15,940	$16,667
09/18	$16,067	$15,967	$16,266
10/18	$14,637	$14,791	$14,500
11/18	$14,955	$15,087	$14,730
12/18	$13,124	$13,683	$12,980
01/19	$14,571	$14,858	$14,441
02/19	$15,328	$15,380	$15,191
03/19	$15,063	$15,605	$14,873
04/19	$15,768	$16,228	$15,379
05/19	$14,213	$15,178	$14,183
06/19	$15,214	$16,244	$15,185
07/19	$15,369	$16,485	$15,272
08/19	$15,120	$16,149	$14,518
09/19	$15,374	$16,433	$14,820
10/19	$15,628	$16,786	$15,211
11/19	$16,142	$17,424	$15,837
12/19	$16,311	$17,928	$16,294
01/20	$16,204	$17,908	$15,771
02/20	$14,925	$16,442	$14,443
03/20	$12,424	$14,181	$11,305
04/20	$14,323	$16,059	$12,858
05/20	$15,782	$16,918	$13,695
06/20	$16,052	$17,304	$14,179
07/20	$16,965	$18,287	$14,571
08/20	$17,816	$19,612	$15,392
09/20	$16,841	$18,898	$14,878
10/20	$16,971	$18,490	$15,190
11/20	$19,089	$20,739	$17,990
12/20	$20,641	$21,672	$19,546
01/21	$20,792	$21,576	$20,530
02/21	$22,208	$22,250	$21,809
03/21	$22,726	$23,048	$22,028
04/21	$23,673	$24,236	$22,491
05/21	$23,540	$24,346	$22,537
06/21	$23,781	$24,947	$22,974
07/21	$24,534	$25,369	$22,144
08/21	$25,704	$26,092	$22,639
09/21	$24,848	$24,921	$21,972
10/21	$26,559	$26,607	$22,907
11/21	$26,469	$26,202	$21,952
12/21	$26,882	$27,234	$22,442
01/22	$23,637	$25,631	$20,282
02/22	$23,162	$24,986	$20,498
03/22	$22,999	$25,796	$20,753
04/22	$20,687	$23,481	$18,697
05/22	$20,742	$23,450	$18,725
06/22	$19,286	$21,488	$17,185
07/22	$20,983	$23,504	$18,979
08/22	$20,189	$22,627	$18,591
09/22	$18,508	$20,528	$16,809
10/22	$20,173	$22,212	$18,659
11/22	$21,014	$23,371	$19,095
12/22	$19,786	$22,003	$17,856
01/23	$21,885	$23,518	$19,596
02/23	$21,502	$22,968	$19,265
03/23	$20,969	$23,583	$18,345
04/23	$20,744	$23,834	$18,015
05/23	$20,094	$23,927	$17,849
06/23	$21,668	$25,560	$19,300
07/23	$21,960	$26,477	$20,480
08/23	$21,260	$25,966	$19,455
09/23	$19,961	$24,729	$18,310
10/23	$18,211	$24,073	$17,061
11/23	$20,044	$26,318	$18,606
12/23	$21,918	$27,714	$20,879
01/24	$21,510	$28,021	$20,067
02/24	$22,327	$29,538	$21,201
03/24	$22,910	$30,491	$21,960
04/24	$21,402	$29,149	$20,415
05/24	$22,368	$30,526	$21,439
06/24	$22,476	$31,471	$21,241
07/24	$24,151	$32,056	$23,399
08/24	$23,793	$32,754	$23,049
09/24	$24,026	$33,432	$23,210
10/24	$23,934	$33,186	$22,875

Average Annual Total Returns for the Period Ended October 31, 2024 (%)

AATR	1 Year	5 Years	10 Years
Class R	31.43%	8.90%	9.12%
Russell 3000 Index	37.86%	14.60%	12.44%
Russell 2000 Index	34.07%	8.50%	7.94%

THE FUND'S PAST PERFORMANCE IS NOT A GOOD PREDICTOR OF THE FUND'S FUTURE PERFORMANCE.

Fund performance data shown above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

In accordance with regulatory changes requiring the Fund's primary benchmark to represent the overall applicable market, the Fund's primary prospectus benchmark changed to the Russell 3000 Index effective as of February 29, 2024.

Key Fund Statistics as of October 31, 2024

Total Net Assets	$344,708,444
Total Number of Portfolio Holdings	54
Portfolio Turnover Rate	47%
Total Advisory Fees Paid	$2,733,674

abrdn U.S. Small Cap Equity Fund

(GNSRX)

Class R

What did the Fund invest in?

The tables below show the investment makeup of the Fund as of October 31, 2024.

Sector Allocation (% of total net assets)

Financials	20.9%
Health Care	15.4%
Industrial	15.0%
Information Technology	13.5%
Consumer Discretionary	12.1%
Materials	7.1%
Energy	4.9%
Communication Services	2.3%
Utilities	2.2%
Real Estate	2.0%
Consumer Staples	2.0%
Other	2.6%

Ten Largest Holdings (% of total net assets)

Q2 Holdings, Inc.	3.2%
Wintrust Financial Corp.	3.0%
WSFS Financial Corp.	2.8%
Banner Corp.	2.8%
Seacoast Banking Corp. of Florida	2.7%
Integer Holdings Corp.	2.7%
Merit Medical Systems, Inc.	2.7%
Atmus Filtration Technologies, Inc.	2.6%
Corcept Therapeutics, Inc.	2.5%
Graphic Packaging Holding Co.	2.5%

Availability of Additional Information

You can find additional information, including the Fund's prospectus, financial information, fund holdings, and proxy voting information at abrdn.com/us/literature or call 866-667-9231. The QR code can be used to access the Fund's prospectus, financial information and holdings.

abrdn U.S. Small Cap Equity Fund

(GNSRX)

Class R

abrdn U.S. Small Cap Equity Fund

Institutional Class

GSCIX

Annual Shareholder Report - October 31, 2024

This annual shareholder report contains important information about the abrdn U.S. Small Cap Equity Fund (the "Fund") for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at abrdn.com/us/literature. You can also request this information by contacting us at 866-667-9231.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Share Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Institutional	$115	0.99%

How did the fund perform last year and what affected its performance?

The following discussion compares the performance of the Fund to the Russell 2000 Index (the “Index”) to show how the Fund’s performance measures against the returns of similar investments for the reporting period.

What contributed to performance?

Our overweight to casual diner Brinker International led to the consumer discretionary sector’s outperformance relative to the benchmark, as the company’s strong execution resulted in industry-leading traffic and sales growth. Q2 Holdings was positive as robust demand for its digital banking solutions led to accelerated growth. Parsons Corporation also added to returns as its shares rose after the company reported robust organic growth and secured several new project wins, including a lead designer role in the $1.66 billion Honolulu rail transit project. However, we sold Parsons Corporation as it became a mid-capitalization company and left the Russell 2000 Index.

What detracted from performance?

The Fund’s exposure to the information technology sector was particularly unfavorable. Within this sector, software company Five9’s shares fell after new customer additions failed to materialize and weaker demand from existing customers forced management to reduce the company’s guidance. Cohu’s shares also struggled as the recovery outlook for key end markets continued to be pushed out, pressuring sales of the company’s semiconductor testing equipment. Lack of exposure to Super Micro Computer, which is not held by the Fund due to its market capitalization, also weighed on performance.

abrdn U.S. Small Cap Equity Fund

(GSCIX)

Institutional Class

Fund Performance

Total Return Based on $1,000,000 Investment

The following graph reflects a hypothetical $1,000,000 investment for the most recently completed 10 fiscal years as compared to a broad-based securities market index and an additional performance benchmark.

	Institutional Class	Russell 3000 Index	Russell 2000 Index
10/14	$1,000,000	$1,000,000	$1,000,000
11/14	$1,014,842	$1,024,234	$1,000,896
12/14	$1,035,299	$1,024,222	$1,029,422
01/15	$1,000,401	$995,717	$996,309
02/15	$1,057,762	$1,053,370	$1,055,457
03/15	$1,083,434	$1,042,661	$1,073,844
04/15	$1,063,377	$1,047,377	$1,046,458
05/15	$1,080,225	$1,061,864	$1,070,349
06/15	$1,106,699	$1,044,098	$1,078,364
07/15	$1,110,309	$1,061,561	$1,065,831
08/15	$1,070,598	$997,475	$998,854
09/15	$1,050,542	$968,409	$949,847
10/15	$1,117,930	$1,044,899	$1,003,361
11/15	$1,159,246	$1,050,692	$1,036,000
12/15	$1,124,749	$1,029,126	$983,982
01/16	$1,089,852	$971,057	$897,456
02/16	$1,092,659	$970,744	$897,416
03/16	$1,169,274	$1,039,091	$969,040
04/16	$1,182,511	$1,045,530	$984,249
05/16	$1,221,821	$1,064,235	$1,006,419
06/16	$1,235,058	$1,066,424	$1,005,785
07/16	$1,259,928	$1,108,747	$1,065,837
08/16	$1,267,549	$1,111,575	$1,084,685
09/16	$1,255,114	$1,113,322	$1,096,767
10/16	$1,209,386	$1,089,235	$1,044,627
11/16	$1,332,531	$1,137,981	$1,161,115
12/16	$1,391,095	$1,160,186	$1,193,649
01/17	$1,365,423	$1,182,023	$1,198,357
02/17	$1,380,666	$1,225,984	$1,221,484
03/17	$1,357,802	$1,226,818	$1,223,083
04/17	$1,378,259	$1,239,822	$1,236,495
05/17	$1,361,011	$1,252,511	$1,211,340
06/17	$1,412,756	$1,263,814	$1,253,214
07/17	$1,409,948	$1,287,643	$1,262,525
08/17	$1,393,502	$1,290,124	$1,246,463
09/17	$1,495,788	$1,321,587	$1,324,254
10/17	$1,503,811	$1,350,427	$1,335,542
11/17	$1,552,748	$1,391,433	$1,374,031
12/17	$1,549,138	$1,405,340	$1,368,486
01/18	$1,566,386	$1,479,417	$1,404,250
02/18	$1,467,308	$1,424,886	$1,349,875
03/18	$1,474,128	$1,396,283	$1,367,334
04/18	$1,481,348	$1,401,590	$1,379,155
05/18	$1,542,318	$1,441,157	$1,462,871
06/18	$1,546,330	$1,450,582	$1,473,353
07/18	$1,593,662	$1,498,721	$1,499,031
08/18	$1,669,876	$1,551,352	$1,563,654
09/18	$1,644,605	$1,553,920	$1,526,045
10/18	$1,498,997	$1,439,501	$1,360,291
11/18	$1,532,290	$1,468,332	$1,381,913
12/18	$1,345,734	$1,331,675	$1,217,761
01/19	$1,494,552	$1,445,979	$1,354,758
02/19	$1,572,829	$1,496,832	$1,425,188
03/19	$1,546,433	$1,518,689	$1,395,360
04/19	$1,620,159	$1,579,333	$1,442,762
05/19	$1,460,874	$1,477,131	$1,330,554
06/19	$1,565,092	$1,580,880	$1,424,594
07/19	$1,581,931	$1,604,380	$1,432,796
08/19	$1,556,445	$1,571,674	$1,362,053
09/19	$1,583,751	$1,599,258	$1,390,392
10/19	$1,611,057	$1,633,685	$1,427,010
11/19	$1,664,759	$1,695,785	$1,485,753
12/19	$1,683,339	$1,744,748	$1,528,594
01/20	$1,673,086	$1,742,843	$1,479,569
02/20	$1,541,758	$1,600,150	$1,355,016
03/20	$1,284,473	$1,380,101	$1,060,619
04/20	$1,481,221	$1,562,882	$1,206,299
05/20	$1,633,541	$1,646,463	$1,284,799
06/20	$1,662,346	$1,684,104	$1,330,213
07/20	$1,758,034	$1,779,733	$1,367,031
08/20	$1,847,376	$1,908,665	$1,444,054
09/20	$1,747,294	$1,839,168	$1,395,818
10/20	$1,761,940	$1,799,473	$1,425,052
11/20	$1,982,610	$2,018,385	$1,687,725
12/20	$2,144,908	$2,109,188	$1,833,713
01/21	$2,161,427	$2,099,806	$1,925,990
02/21	$2,310,100	$2,165,440	$2,046,028
03/21	$2,365,336	$2,243,056	$2,066,577
04/21	$2,464,967	$2,358,684	$2,109,973
05/21	$2,452,061	$2,369,451	$2,114,323
06/21	$2,478,905	$2,427,879	$2,155,287
07/21	$2,558,403	$2,468,936	$2,077,463
08/21	$2,682,297	$2,539,345	$2,123,932
09/21	$2,594,539	$2,425,410	$2,061,308
10/21	$2,774,701	$2,589,427	$2,148,995
11/21	$2,766,957	$2,550,012	$2,059,447
12/21	$2,811,814	$2,650,429	$2,105,451
01/22	$2,473,636	$2,494,488	$1,902,752
02/22	$2,424,240	$2,431,653	$1,923,064
03/22	$2,409,041	$2,510,527	$1,946,998
04/22	$2,168,390	$2,285,227	$1,754,033
05/22	$2,174,723	$2,282,163	$1,756,683
06/22	$2,024,000	$2,091,240	$1,612,208
07/22	$2,202,588	$2,287,436	$1,780,527
08/22	$2,120,893	$2,202,070	$1,744,093
09/22	$1,945,471	$1,997,874	$1,576,947
10/22	$2,121,526	$2,161,712	$1,750,551
11/22	$2,211,454	$2,274,545	$1,791,440
12/22	$2,083,699	$2,141,363	$1,675,172
01/23	$2,305,213	$2,288,844	$1,838,444
02/23	$2,266,515	$2,235,348	$1,807,391
03/23	$2,211,136	$2,295,119	$1,721,034
04/23	$2,189,118	$2,319,572	$1,690,093
05/23	$2,121,730	$2,328,597	$1,674,481
06/23	$2,288,533	$2,487,606	$1,810,619
07/23	$2,320,559	$2,576,779	$1,921,345
08/23	$2,247,833	$2,527,037	$1,825,223
09/23	$2,111,722	$2,406,664	$1,717,768
10/23	$1,927,572	$2,342,866	$1,600,619
11/23	$2,122,397	$2,561,335	$1,745,490
12/23	$2,322,560	$2,697,193	$1,958,760
01/24	$2,280,526	$2,727,085	$1,882,577
02/24	$2,368,598	$2,874,703	$1,989,021
03/24	$2,431,983	$2,967,434	$2,060,226
04/24	$2,272,520	$2,836,862	$1,915,222
05/24	$2,376,604	$2,970,895	$2,011,303
06/24	$2,389,281	$3,062,866	$1,992,698
07/24	$2,568,761	$3,119,802	$2,195,154
08/24	$2,532,064	$3,187,716	$2,162,363
09/24	$2,558,086	$3,253,656	$2,177,476
10/24	$2,550,079	$3,229,763	$2,146,025

Average Annual Total Returns for the Period Ended October 31, 2024 (%)

AATR	1 Year	5 Years	10 Years
Institutional Class	32.33%	9.63%	9.82%
Russell 3000 Index	37.86%	14.60%	12.44%
Russell 2000 Index	34.07%	8.50%	7.94%

THE FUND'S PAST PERFORMANCE IS NOT A GOOD PREDICTOR OF THE FUND'S FUTURE PERFORMANCE.

Fund performance data shown above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

In accordance with regulatory changes requiring the Fund's primary benchmark to represent the overall applicable market, the Fund's primary prospectus benchmark changed to the Russell 3000 Index effective as of February 29, 2024.

Key Fund Statistics as of October 31, 2024

Total Net Assets	$344,708,444
Total Number of Portfolio Holdings	54
Portfolio Turnover Rate	47%
Total Advisory Fees Paid	$2,733,674

abrdn U.S. Small Cap Equity Fund

(GSCIX)

Institutional Class

What did the Fund invest in?

The tables below show the investment makeup of the Fund as of October 31, 2024.

Sector Allocation (% of total net assets)

Financials	20.9%
Health Care	15.4%
Industrial	15.0%
Information Technology	13.5%
Consumer Discretionary	12.1%
Materials	7.1%
Energy	4.9%
Communication Services	2.3%
Utilities	2.2%
Real Estate	2.0%
Consumer Staples	2.0%
Other	2.6%

Ten Largest Holdings (% of total net assets)

Q2 Holdings, Inc.	3.2%
Wintrust Financial Corp.	3.0%
WSFS Financial Corp.	2.8%
Banner Corp.	2.8%
Seacoast Banking Corp. of Florida	2.7%
Integer Holdings Corp.	2.7%
Merit Medical Systems, Inc.	2.7%
Atmus Filtration Technologies, Inc.	2.6%
Corcept Therapeutics, Inc.	2.5%
Graphic Packaging Holding Co.	2.5%

Availability of Additional Information

You can find additional information, including the Fund's prospectus, financial information, fund holdings, and proxy voting information at abrdn.com/us/literature or call 866-667-9231. The QR code can be used to access the Fund's prospectus, financial information and holdings.

abrdn U.S. Small Cap Equity Fund

(GSCIX)

Institutional Class

abrdn U.S. Small Cap Equity Fund

Institutional Service Class

GSXIX

Annual Shareholder Report - October 31, 2024

This annual shareholder report contains important information about the abrdn U.S. Small Cap Equity Fund (the "Fund") for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at abrdn.com/us/literature. You can also request this information by contacting us at 866-667-9231.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Share Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Institutional Service	$128	1.10%

How did the fund perform last year and what affected its performance?

The following discussion compares the performance of the Fund to the Russell 2000 Index (the “Index”) to show how the Fund’s performance measures against the returns of similar investments for the reporting period.

What contributed to performance?

Our overweight to casual diner Brinker International led to the consumer discretionary sector’s outperformance relative to the benchmark, as the company’s strong execution resulted in industry-leading traffic and sales growth. Q2 Holdings was positive as robust demand for its digital banking solutions led to accelerated growth. Parsons Corporation also added to returns as its shares rose after the company reported robust organic growth and secured several new project wins, including a lead designer role in the $1.66 billion Honolulu rail transit project. However, we sold Parsons Corporation as it became a mid-capitalization company and left the Russell 2000 Index.

What detracted from performance?

The Fund’s exposure to the information technology sector was particularly unfavorable. Within this sector, software company Five9’s shares fell after new customer additions failed to materialize and weaker demand from existing customers forced management to reduce the company’s guidance. Cohu’s shares also struggled as the recovery outlook for key end markets continued to be pushed out, pressuring sales of the company’s semiconductor testing equipment. Lack of exposure to Super Micro Computer, which is not held by the Fund due to its market capitalization, also weighed on performance.

abrdn U.S. Small Cap Equity Fund

(GSXIX)

Institutional Service Class

Fund Performance

Total Return Based on $1,000,000 Investment

The following graph reflects a hypothetical $1,000,000 investment for the most recently completed 10 fiscal years as compared to a broad-based securities market index and an additional performance benchmark.

	Institutional Service Class	Russell 3000 Index	Russell 2000 Index
10/14	$1,000,000	$1,000,000	$1,000,000
11/14	$1,014,824	$1,024,234	$1,000,896
12/14	$1,035,256	$1,024,222	$1,029,422
01/15	$1,000,401	$995,717	$996,309
02/15	$1,058,093	$1,053,370	$1,055,457
03/15	$1,083,734	$1,042,661	$1,073,844
04/15	$1,063,301	$1,047,377	$1,046,458
05/15	$1,080,529	$1,061,864	$1,070,349
06/15	$1,106,971	$1,044,098	$1,078,364
07/15	$1,110,176	$1,061,561	$1,065,831
08/15	$1,070,513	$997,475	$998,854
09/15	$1,050,481	$968,409	$949,847
10/15	$1,117,788	$1,044,899	$1,003,361
11/15	$1,159,054	$1,050,692	$1,036,000
12/15	$1,124,599	$1,029,126	$983,982
01/16	$1,089,343	$971,057	$897,456
02/16	$1,092,147	$970,744	$897,416
03/16	$1,169,071	$1,039,091	$969,040
04/16	$1,181,891	$1,045,530	$984,249
05/16	$1,221,554	$1,064,235	$1,006,419
06/16	$1,234,776	$1,066,424	$1,005,785
07/16	$1,259,215	$1,108,747	$1,065,837
08/16	$1,267,228	$1,111,575	$1,084,685
09/16	$1,254,407	$1,113,322	$1,096,767
10/16	$1,208,734	$1,089,235	$1,044,627
11/16	$1,332,131	$1,137,981	$1,161,115
12/16	$1,390,625	$1,160,186	$1,193,649
01/17	$1,364,984	$1,182,023	$1,198,357
02/17	$1,380,208	$1,225,984	$1,221,484
03/17	$1,356,971	$1,226,818	$1,223,083
04/17	$1,377,804	$1,239,822	$1,236,495
05/17	$1,360,577	$1,252,511	$1,211,340
06/17	$1,411,859	$1,263,814	$1,253,214
07/17	$1,409,054	$1,287,643	$1,262,525
08/17	$1,392,628	$1,290,124	$1,246,463
09/17	$1,494,792	$1,321,587	$1,324,254
10/17	$1,502,804	$1,350,427	$1,335,542
11/17	$1,551,683	$1,391,433	$1,374,031
12/17	$1,547,676	$1,405,340	$1,368,486
01/18	$1,565,304	$1,479,417	$1,404,250
02/18	$1,465,946	$1,424,886	$1,349,875
03/18	$1,472,756	$1,396,283	$1,367,334
04/18	$1,480,369	$1,401,590	$1,379,155
05/18	$1,541,266	$1,441,157	$1,462,871
06/18	$1,545,272	$1,450,582	$1,473,353
07/18	$1,592,147	$1,498,721	$1,499,031
08/18	$1,668,670	$1,551,352	$1,563,654
09/18	$1,643,429	$1,553,920	$1,526,045
10/18	$1,497,997	$1,439,501	$1,360,291
11/18	$1,530,849	$1,468,332	$1,381,913
12/18	$1,344,495	$1,331,675	$1,217,761
01/19	$1,493,126	$1,445,979	$1,354,758
02/19	$1,571,759	$1,496,832	$1,425,188
03/19	$1,544,942	$1,518,689	$1,395,360
04/19	$1,618,575	$1,579,333	$1,442,762
05/19	$1,459,491	$1,477,131	$1,330,554
06/19	$1,563,578	$1,580,880	$1,424,594
07/19	$1,580,395	$1,604,380	$1,432,796
08/19	$1,555,396	$1,571,674	$1,362,053
09/19	$1,582,213	$1,599,258	$1,390,392
10/19	$1,609,485	$1,633,685	$1,427,010
11/19	$1,662,665	$1,695,785	$1,485,753
12/19	$1,681,675	$1,744,748	$1,528,594
01/20	$1,671,436	$1,742,843	$1,479,569
02/20	$1,540,276	$1,600,150	$1,355,016
03/20	$1,282,832	$1,380,101	$1,060,619
04/20	$1,478,840	$1,562,882	$1,206,299
05/20	$1,630,966	$1,646,463	$1,284,799
06/20	$1,659,734	$1,684,104	$1,330,213
07/20	$1,754,813	$1,779,733	$1,367,031
08/20	$1,844,040	$1,908,665	$1,444,054
09/20	$1,744,086	$1,839,168	$1,395,818
10/20	$1,758,226	$1,799,473	$1,425,052
11/20	$1,978,613	$2,018,385	$1,687,725
12/20	$2,140,217	$2,109,188	$1,833,713
01/21	$2,156,716	$2,099,806	$1,925,990
02/21	$2,304,691	$2,165,440	$2,046,028
03/21	$2,359,859	$2,243,056	$2,066,577
04/21	$2,458,852	$2,358,684	$2,109,973
05/21	$2,445,962	$2,369,451	$2,114,323
06/21	$2,472,258	$2,427,879	$2,155,287
07/21	$2,551,659	$2,468,936	$2,077,463
08/21	$2,674,885	$2,539,345	$2,123,932
09/21	$2,586,719	$2,425,410	$2,061,308
10/21	$2,766,144	$2,589,427	$2,148,995
11/21	$2,757,895	$2,550,012	$2,059,447
12/21	$2,802,611	$2,650,429	$2,105,451
01/22	$2,465,336	$2,494,488	$1,902,752
02/22	$2,415,979	$2,431,653	$1,923,064
03/22	$2,400,792	$2,510,527	$1,946,998
04/22	$2,160,333	$2,285,227	$1,754,033
05/22	$2,166,661	$2,282,163	$1,756,683
06/22	$2,016,058	$2,091,240	$1,612,208
07/22	$2,193,871	$2,287,436	$1,780,527
08/22	$2,112,241	$2,202,070	$1,744,093
09/22	$1,937,592	$1,997,874	$1,576,947
10/22	$2,112,241	$2,161,712	$1,750,551
11/22	$2,202,097	$2,274,545	$1,791,440
12/22	$2,075,073	$2,141,363	$1,675,172
01/23	$2,295,783	$2,288,844	$1,838,444
02/23	$2,256,442	$2,235,348	$1,807,391
03/23	$2,201,098	$2,295,119	$1,721,034
04/23	$2,178,427	$2,319,572	$1,690,093
05/23	$2,111,747	$2,328,597	$1,674,481
06/23	$2,277,113	$2,487,606	$1,810,619
07/23	$2,308,453	$2,576,779	$1,921,345
08/23	$2,236,438	$2,527,037	$1,825,223
09/23	$2,100,412	$2,406,664	$1,717,768
10/23	$1,916,376	$2,342,866	$1,600,619
11/23	$2,110,414	$2,561,335	$1,745,490
12/23	$2,309,119	$2,697,193	$1,958,760
01/24	$2,267,111	$2,727,085	$1,882,577
02/24	$2,353,795	$2,874,703	$1,989,021
03/24	$2,417,141	$2,967,434	$2,060,226
04/24	$2,258,443	$2,836,862	$1,915,222
05/24	$2,361,796	$2,970,895	$2,011,303
06/24	$2,373,799	$3,062,866	$1,992,698
07/24	$2,551,834	$3,119,802	$2,195,154
08/24	$2,515,160	$3,187,716	$2,162,363
09/24	$2,541,165	$3,253,656	$2,177,476
10/24	$2,533,163	$3,229,763	$2,146,025

Average Annual Total Returns for the Period Ended October 31, 2024 (%)

AATR	1 Year	5 Years	10 Years
Institutional Service Class	32.19%	9.50%	9.74%
Russell 3000 Index	37.86%	14.60%	12.44%
Russell 2000 Index	34.07%	8.50%	7.94%

THE FUND'S PAST PERFORMANCE IS NOT A GOOD PREDICTOR OF THE FUND'S FUTURE PERFORMANCE.

Fund performance data shown above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

In accordance with regulatory changes requiring the Fund's primary benchmark to represent the overall applicable market, the Fund's primary prospectus benchmark changed to the Russell 3000 Index effective as of February 29, 2024.

Key Fund Statistics as of October 31, 2024

Total Net Assets	$344,708,444
Total Number of Portfolio Holdings	54
Portfolio Turnover Rate	47%
Total Advisory Fees Paid	$2,733,674

abrdn U.S. Small Cap Equity Fund

(GSXIX)

Institutional Service Class

What did the Fund invest in?

The tables below show the investment makeup of the Fund as of October 31, 2024.

Sector Allocation (% of total net assets)

Financials	20.9%
Health Care	15.4%
Industrial	15.0%
Information Technology	13.5%
Consumer Discretionary	12.1%
Materials	7.1%
Energy	4.9%
Communication Services	2.3%
Utilities	2.2%
Real Estate	2.0%
Consumer Staples	2.0%
Other	2.6%

Ten Largest Holdings (% of total net assets)

Q2 Holdings, Inc.	3.2%
Wintrust Financial Corp.	3.0%
WSFS Financial Corp.	2.8%
Banner Corp.	2.8%
Seacoast Banking Corp. of Florida	2.7%
Integer Holdings Corp.	2.7%
Merit Medical Systems, Inc.	2.7%
Atmus Filtration Technologies, Inc.	2.6%
Corcept Therapeutics, Inc.	2.5%
Graphic Packaging Holding Co.	2.5%

Availability of Additional Information

You can find additional information, including the Fund's prospectus, financial information, fund holdings, and proxy voting information at abrdn.com/us/literature or call 866-667-9231. The QR code can be used to access the Fund's prospectus, financial information and holdings.

abrdn U.S. Small Cap Equity Fund

(GSXIX)

Institutional Service Class

abrdn U.S. Sustainable Leaders Fund

Class A

GXXAX

Annual Shareholder Report - October 31, 2024

This annual shareholder report contains important information about the abrdn U.S. Sustainable Leaders Fund (the "Fund") for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at abrdn.com/us/literature. You can also request this information by contacting us at 866-667-9231.

This report describes material changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Share Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
A	$133	1.19%

How did the fund perform last year and what affected its performance?

The following discussion compares the performance of the Fund to the Russell 3000 Index (the “Index”) to show how the Fund’s performance measures against the returns of similar investments for the reporting period.

What contributed to performance?

At the stock level, our overweight to American Express was a key contributor to returns as its robust results throughout the period led to increased investor confidence in the continuation of revenue growth and ongoing low credit losses. Within the semiconductor sector, our holding in Marvell Technology performed well due to increased demand for its artificial-Intelligence (AI), although this did not compensate for the negative effect from our underweight to NVIDIA. Our position in Tetra Tech helped performance as its shares benefited from strong results and an easing of investor concerns that a change of presidential administration may affect future project wins.

What detracted from performance?

The Fund’s underweight to NVIDIA hurt performance as its stock performed strongly and lifted the semiconductor sector’s performance. Also, within the broader information technology sector, our overweight to Microsoft Corporation was unfavorable. The shares rose over the period, but underperformed the broader index, held back by the potentially growing capital-expenditure burden of AI investment. Also, within the software sector, Nice Ltd contributed negatively, due to investor concern that its call center software could be partially displaced by AI deployments. However, we believe that Nice is well positioned to offer these AI enhancements to customers and can add to growth. Elsewhere, Lululemon Athletica was negative on the back of growing evidence that the active apparel category could be slowing following years of strong growth, and we sold our position.

abrdn U.S. Sustainable Leaders Fund

(GXXAX)

Class A

Fund Performance

Total Return Based on $10,000 Investment

The following graph reflects a hypothetical $10,000 investment for the most recently completed 10 fiscal years as compared to a broad-based securities market index, which is also the performance benchmark.

	Class A with sales load	Russell 3000 Index
10/14	$9,423	$10,275
11/14	$9,620	$10,524
12/14	$9,651	$10,524
01/15	$9,260	$10,231
02/15	$9,801	$10,824
03/15	$9,703	$10,713
04/15	$9,733	$10,762
05/15	$9,808	$10,911
06/15	$9,646	$10,728
07/15	$9,669	$10,908
08/15	$9,163	$10,249
09/15	$8,828	$9,951
10/15	$9,471	$10,736
11/15	$9,622	$10,796
12/15	$9,276	$10,574
01/16	$8,853	$9,978
02/16	$8,774	$9,975
03/16	$9,452	$10,677
04/16	$9,556	$10,743
05/16	$9,660	$10,935
06/16	$9,604	$10,958
07/16	$9,875	$11,393
08/16	$10,075	$11,422
09/16	$9,979	$11,440
10/16	$9,684	$11,192
11/16	$10,147	$11,693
12/16	$10,273	$11,921
01/17	$10,507	$12,145
02/17	$10,786	$12,597
03/17	$10,876	$12,606
04/17	$10,929	$12,739
05/17	$11,154	$12,870
06/17	$11,244	$12,986
07/17	$11,370	$13,231
08/17	$11,298	$13,256
09/17	$11,568	$13,579
10/17	$11,729	$13,876
11/17	$12,206	$14,297
12/17	$12,387	$14,440
01/18	$13,196	$15,201
02/18	$12,617	$14,641
03/18	$12,358	$14,347
04/18	$12,537	$14,402
05/18	$12,657	$14,808
06/18	$12,807	$14,905
07/18	$13,236	$15,400
08/18	$13,495	$15,940
09/18	$13,525	$15,967
10/18	$12,507	$14,791
11/18	$12,867	$15,087
12/18	$11,563	$13,683
01/19	$12,630	$14,858
02/19	$13,119	$15,380
03/19	$13,391	$15,605
04/19	$13,880	$16,228
05/19	$13,300	$15,178
06/19	$14,016	$16,244
07/19	$14,425	$16,485
08/19	$14,425	$16,149
09/19	$14,436	$16,433
10/19	$14,709	$16,786
11/19	$15,402	$17,424
12/19	$15,791	$17,928
01/20	$16,054	$17,908
02/20	$14,901	$16,442
03/20	$13,197	$14,181
04/20	$14,864	$16,059
05/20	$16,042	$16,918
06/20	$16,142	$17,304
07/20	$17,132	$18,287
08/20	$18,348	$19,612
09/20	$17,658	$18,898
10/20	$17,283	$18,490
11/20	$19,050	$20,739
12/20	$19,830	$21,672
01/21	$19,450	$21,576
02/21	$19,562	$22,250
03/21	$20,352	$23,048
04/21	$21,579	$24,236
05/21	$21,396	$24,346
06/21	$21,904	$24,947
07/21	$22,905	$25,369
08/21	$23,653	$26,092
09/21	$22,764	$24,921
10/21	$24,428	$26,607
11/21	$24,062	$26,202
12/21	$24,737	$27,234
01/22	$22,093	$25,631
02/22	$21,508	$24,986
03/22	$21,810	$25,796
04/22	$19,940	$23,481
05/22	$19,789	$23,450
06/22	$18,052	$21,488
07/22	$19,846	$23,504
08/22	$18,637	$22,627
09/22	$16,617	$20,528
10/22	$17,712	$22,212
11/22	$18,921	$23,371
12/22	$18,130	$22,003
01/23	$19,362	$23,518
02/23	$18,869	$22,968
03/23	$18,718	$23,583
04/23	$18,983	$23,834
05/23	$18,699	$23,927
06/23	$20,007	$25,560
07/23	$20,329	$26,477
08/23	$19,912	$25,966
09/23	$18,907	$24,729
10/23	$18,243	$24,073
11/23	$19,874	$26,318
12/23	$20,825	$27,714
01/24	$21,414	$28,021
02/24	$22,610	$29,538
03/24	$22,933	$30,491
04/24	$21,718	$29,149
05/24	$22,135	$30,526
06/24	$22,249	$31,471
07/24	$22,097	$32,056
08/24	$22,477	$32,754
09/24	$22,705	$33,432
10/24	$22,439	$33,186

Average Annual Total Returns for the Period Ended October 31, 2024 (%)

AATR	1 Year	5 Years	10 Years
Class A without sales load	23.00%	8.81%	9.06%
Class A with sales load - 5.75%	15.89%	7.53%	8.42%
Russell 3000 Index	37.86%	14.60%	12.44%

THE FUND'S PAST PERFORMANCE IS NOT A GOOD PREDICTOR OF THE FUND'S FUTURE PERFORMANCE.

Fund performance data shown above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Key Fund Statistics as of October 31, 2024

Total Net Assets	$349,092,086
Total Number of Portfolio Holdings	32
Portfolio Turnover Rate	18%
Total Advisory Fees Paid	$2,388,889

abrdn U.S. Sustainable Leaders Fund

(GXXAX)

Class A

What did the Fund invest in?

The tables below show the investment makeup of the Fund as of October 31, 2024.

Sector Allocation (% of total net assets)

Information Technology	36.6%
Financials	17.1%
Health Care	17.0%
Industrials	14.6%
Consumer Discretionary	4.2%
Consumer Staples	3.5%
Materials	2.3%
Utilities	2.2%
Other	2.5%

Ten Largest Holdings (% of total net assets)

Microsoft Corp.	12.4%
Mastercard, Inc., Class A	6.8%
American Express Co.	4.5%
TJX Cos., Inc.	4.2%
Marvell Technology, Inc.	4.1%
NVIDIA Corp.	4.0%
LPL Financial Holdings, Inc.	3.7%
Procter & Gamble Co.	3.5%
Eli Lilly & Co.	3.5%
Hubbell, Inc.	3.4%

Material Fund Changes

Below is a summary of certain changes for the Fund since November 1, 2023. For more information, you may refer to the Fund's next prospectus, which we expect to be available by February 28, 2025 at abrdn.com/us/literature or upon request at 866-667-9231.

Effective February 29, 2024, the Fund's management fee changed from 0.75% on assets up to $500 million, 0.70% on assets of $500 million up to $2 billion and 0.65% on assets of $2 billion and more to 0.70% on assets up to $500 million, 0.65% on assets of $500 million up to $2 billion and 0.60% on assets of $2 billion and more.

Availability of Additional Information

You can find additional information, including the Fund's prospectus, financial information, fund holdings, and proxy voting information at abrdn.com/us/literature or call 866-667-9231. The QR code can be used to access the Fund's prospectus, financial information and holdings.

abrdn U.S. Sustainable Leaders Fund

(GXXAX)

Class A

abrdn U.S. Sustainable Leaders Fund

Class C

GXXCX

Annual Shareholder Report - October 31, 2024

This annual shareholder report contains important information about the abrdn U.S. Sustainable Leaders Fund (the "Fund") for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at abrdn.com/us/literature. You can also request this information by contacting us at 866-667-9231.

This report describes material changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Share Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
C	$211	1.90%

How did the fund perform last year and what affected its performance?

The following discussion compares the performance of the Fund to the Russell 3000 Index (the “Index”) to show how the Fund’s performance measures against the returns of similar investments for the reporting period.

What contributed to performance?

At the stock level, our overweight to American Express was a key contributor to returns as its robust results throughout the period led to increased investor confidence in the continuation of revenue growth and ongoing low credit losses. Within the semiconductor sector, our holding in Marvell Technology performed well due to increased demand for its artificial-Intelligence (AI), although this did not compensate for the negative effect from our underweight to NVIDIA. Our position in Tetra Tech helped performance as its shares benefited from strong results and an easing of investor concerns that a change of presidential administration may affect future project wins.

What detracted from performance?

The Fund’s underweight to NVIDIA hurt performance as its stock performed strongly and lifted the semiconductor sector’s performance. Also, within the broader information technology sector, our overweight to Microsoft Corporation was unfavorable. The shares rose over the period, but underperformed the broader index, held back by the potentially growing capital-expenditure burden of AI investment. Also, within the software sector, Nice Ltd contributed negatively, due to investor concern that its call center software could be partially displaced by AI deployments. However, we believe that Nice is well positioned to offer these AI enhancements to customers and can add to growth. Elsewhere, Lululemon Athletica was negative on the back of growing evidence that the active apparel category could be slowing following years of strong growth, and we sold our position.

abrdn U.S. Sustainable Leaders Fund

(GXXCX)

Class C

Fund Performance

Total Return Based on $10,000 Investment

The following graph reflects a hypothetical $10,000 investment for the most recently completed 10 fiscal years as compared to a broad-based securities market index, which is also the performance benchmark.

	Class C with sales load	Russell 3000 Index
10/14	$10,000	$10,275
11/14	$10,203	$10,524
12/14	$10,235	$10,524
01/15	$9,807	$10,231
02/15	$10,374	$10,824
03/15	$10,262	$10,713
04/15	$10,288	$10,762
05/15	$10,367	$10,911
06/15	$10,186	$10,728
07/15	$10,204	$10,908
08/15	$9,662	$10,249
09/15	$9,300	$9,951
10/15	$9,973	$10,736
11/15	$10,131	$10,796
12/15	$9,758	$10,574
01/16	$9,313	$9,978
02/16	$9,220	$9,975
03/16	$9,925	$10,677
04/16	$10,027	$10,743
05/16	$10,138	$10,935
06/16	$10,073	$10,958
07/16	$10,351	$11,393
08/16	$10,555	$11,422
09/16	$10,444	$11,440
10/16	$10,128	$11,192
11/16	$10,610	$11,693
12/16	$10,734	$11,921
01/17	$10,977	$12,145
02/17	$11,251	$12,597
03/17	$11,346	$12,606
04/17	$11,399	$12,739
05/17	$11,621	$12,870
06/17	$11,705	$12,986
07/17	$11,832	$13,231
08/17	$11,748	$13,256
09/17	$12,022	$13,579
10/17	$12,181	$13,876
11/17	$12,677	$14,297
12/17	$12,849	$14,440
01/18	$13,680	$15,201
02/18	$13,074	$14,641
03/18	$12,790	$14,347
04/18	$12,968	$14,402
05/18	$13,086	$14,808
06/18	$13,241	$14,905
07/18	$13,680	$15,400
08/18	$13,941	$15,940
09/18	$13,952	$15,967
10/18	$12,897	$14,791
11/18	$13,264	$15,087
12/18	$11,905	$13,683
01/19	$13,006	$14,858
02/19	$13,487	$15,380
03/19	$13,763	$15,605
04/19	$14,258	$16,228
05/19	$13,652	$15,178
06/19	$14,382	$16,244
07/19	$14,781	$16,485
08/19	$14,781	$16,149
09/19	$14,795	$16,433
10/19	$15,056	$16,786
11/19	$15,758	$17,424
12/19	$16,149	$17,928
01/20	$16,396	$17,908
02/20	$15,220	$16,442
03/20	$13,473	$14,181
04/20	$15,159	$16,059
05/20	$16,350	$16,918
06/20	$16,442	$17,304
07/20	$17,448	$18,287
08/20	$18,670	$19,612
09/20	$17,958	$18,898
10/20	$17,572	$18,490
11/20	$19,350	$20,739
12/20	$20,127	$21,672
01/21	$19,716	$21,576
02/21	$19,823	$22,250
03/21	$20,628	$23,048
04/21	$21,863	$24,236
05/21	$21,648	$24,346
06/21	$22,131	$24,947
07/21	$23,133	$25,369
08/21	$23,867	$26,092
09/21	$22,954	$24,921
10/21	$24,636	$26,607
11/21	$24,242	$26,202
12/21	$24,916	$27,234
01/22	$22,238	$25,631
02/22	$21,634	$24,986
03/22	$21,923	$25,796
04/22	$20,032	$23,481
05/22	$19,875	$23,450
06/22	$18,116	$21,488
07/22	$19,901	$23,504
08/22	$18,667	$22,627
09/22	$16,645	$20,528
10/22	$17,748	$22,212
11/22	$18,930	$23,371
12/22	$18,118	$22,003
01/23	$19,360	$23,518
02/23	$18,858	$22,968
03/23	$18,699	$23,583
04/23	$18,937	$23,834
05/23	$18,647	$23,927
06/23	$19,914	$25,560
07/23	$20,231	$26,477
08/23	$19,809	$25,966
09/23	$18,805	$24,729
10/23	$18,118	$24,073
11/23	$19,730	$26,318
12/23	$20,680	$27,714
01/24	$21,235	$28,021
02/24	$22,397	$29,538
03/24	$22,714	$30,491
04/24	$21,499	$29,149
05/24	$21,895	$30,526
06/24	$22,001	$31,471
07/24	$21,842	$32,056
08/24	$22,186	$32,754
09/24	$22,397	$33,432
10/24	$22,133	$33,186

Average Annual Total Returns for the Period Ended October 31, 2024 (%)

AATR	1 Year	5 Years	10 Years
Class C without sales load	22.16%	8.01%	8.27%
Class C with sales load - 1.00%	21.16%	8.01%	8.27%
Russell 3000 Index	37.86%	14.60%	12.44%

THE FUND'S PAST PERFORMANCE IS NOT A GOOD PREDICTOR OF THE FUND'S FUTURE PERFORMANCE.

Fund performance data shown above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Key Fund Statistics as of October 31, 2024

Total Net Assets	$349,092,086
Total Number of Portfolio Holdings	32
Portfolio Turnover Rate	18%
Total Advisory Fees Paid	$2,388,889

abrdn U.S. Sustainable Leaders Fund

(GXXCX)

Class C

What did the Fund invest in?

The tables below show the investment makeup of the Fund as of October 31, 2024.

Sector Allocation (% of total net assets)

Information Technology	36.6%
Financials	17.1%
Health Care	17.0%
Industrials	14.6%
Consumer Discretionary	4.2%
Consumer Staples	3.5%
Materials	2.3%
Utilities	2.2%
Other	2.5%

Ten Largest Holdings (% of total net assets)

Microsoft Corp.	12.4%
Mastercard, Inc., Class A	6.8%
American Express Co.	4.5%
TJX Cos., Inc.	4.2%
Marvell Technology, Inc.	4.1%
NVIDIA Corp.	4.0%
LPL Financial Holdings, Inc.	3.7%
Procter & Gamble Co.	3.5%
Eli Lilly & Co.	3.5%
Hubbell, Inc.	3.4%

Material Fund Changes

Below is a summary of certain changes for the Fund since November 1, 2023. For more information, you may refer to the Fund's next prospectus, which we expect to be available by February 28, 2025 at abrdn.com/us/literature or upon request at 866-667-9231.

Effective February 29, 2024, the Fund's management fee changed from 0.75% on assets up to $500 million, 0.70% on assets of $500 million up to $2 billion and 0.65% on assets of $2 billion and more to 0.70% on assets up to $500 million, 0.65% on assets of $500 million up to $2 billion and 0.60% on assets of $2 billion and more.

Availability of Additional Information

You can find additional information, including the Fund's prospectus, financial information, fund holdings, and proxy voting information at abrdn.com/us/literature or call 866-667-9231. The QR code can be used to access the Fund's prospectus, financial information and holdings.

abrdn U.S. Sustainable Leaders Fund

(GXXCX)

Class C

abrdn U.S. Sustainable Leaders Fund

Institutional Class

GGLIX

Annual Shareholder Report - October 31, 2024

This annual shareholder report contains important information about the abrdn U.S. Sustainable Leaders Fund (the "Fund") for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at abrdn.com/us/literature. You can also request this information by contacting us at 866-667-9231.

This report describes material changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Share Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Institutional	$101	0.90%

How did the fund perform last year and what affected its performance?

The following discussion compares the performance of the Fund to the Russell 3000 Index (the “Index”) to show how the Fund’s performance measures against the returns of similar investments for the reporting period.

What contributed to performance?

At the stock level, our overweight to American Express was a key contributor to returns as its robust results throughout the period led to increased investor confidence in the continuation of revenue growth and ongoing low credit losses. Within the semiconductor sector, our holding in Marvell Technology performed well due to increased demand for its artificial-Intelligence (AI), although this did not compensate for the negative effect from our underweight to NVIDIA. Our position in Tetra Tech helped performance as its shares benefited from strong results and an easing of investor concerns that a change of presidential administration may affect future project wins.

What detracted from performance?

The Fund’s underweight to NVIDIA hurt performance as its stock performed strongly and lifted the semiconductor sector’s performance. Also, within the broader information technology sector, our overweight to Microsoft Corporation was unfavorable. The shares rose over the period, but underperformed the broader index, held back by the potentially growing capital-expenditure burden of AI investment. Also, within the software sector, Nice Ltd contributed negatively, due to investor concern that its call center software could be partially displaced by AI deployments. However, we believe that Nice is well positioned to offer these AI enhancements to customers and can add to growth. Elsewhere, Lululemon Athletica was negative on the back of growing evidence that the active apparel category could be slowing following years of strong growth, and we sold our position.

abrdn U.S. Sustainable Leaders Fund

(GGLIX)

Institutional Class

Fund Performance

Total Return Based on $1,000,000 Investment

The following graph reflects a hypothetical $1,000,000 investment for the most recently completed 10 fiscal years as compared to a broad-based securities market index, which is also the performance benchmark.

	Institutional Class	Russell 3000 Index
10/14	$1,000,000	$1,000,000
11/14	$1,020,729	$1,024,234
12/14	$1,024,703	$1,024,222
01/15	$983,532	$995,717
02/15	$1,040,714	$1,053,370
03/15	$1,030,542	$1,042,661
04/15	$1,033,600	$1,047,377
05/15	$1,042,774	$1,061,864
06/15	$1,025,471	$1,044,098
07/15	$1,027,770	$1,061,561
08/15	$974,121	$997,475
09/15	$939,187	$968,409
10/15	$1,006,821	$1,044,899
11/15	$1,023,730	$1,050,692
12/15	$987,097	$1,029,126
01/16	$942,560	$971,057
02/16	$934,463	$970,744
03/16	$1,006,531	$1,039,091
04/16	$1,017,868	$1,045,530
05/16	$1,029,205	$1,064,235
06/16	$1,023,536	$1,066,424
07/16	$1,052,688	$1,108,747
08/16	$1,074,551	$1,111,575
09/16	$1,064,834	$1,113,322
10/16	$1,033,254	$1,089,235
11/16	$1,082,649	$1,137,981
12/16	$1,096,003	$1,160,186
01/17	$1,122,336	$1,182,023
02/17	$1,151,393	$1,225,984
03/17	$1,161,381	$1,226,818
04/17	$1,168,646	$1,239,822
05/17	$1,192,255	$1,252,511
06/17	$1,202,243	$1,263,814
07/17	$1,215,864	$1,287,643
08/17	$1,208,599	$1,290,124
09/17	$1,237,657	$1,321,587
10/17	$1,254,909	$1,350,427
11/17	$1,306,668	$1,391,433
12/17	$1,326,613	$1,405,340
01/18	$1,412,979	$1,479,417
02/18	$1,351,720	$1,424,886
03/18	$1,323,601	$1,396,283
04/18	$1,342,681	$1,401,590
05/18	$1,356,741	$1,441,157
06/18	$1,372,809	$1,450,582
07/18	$1,420,009	$1,498,721
08/18	$1,448,128	$1,551,352
09/18	$1,451,140	$1,553,920
10/18	$1,342,681	$1,439,501
11/18	$1,381,847	$1,468,332
12/18	$1,242,053	$1,331,675
01/19	$1,356,826	$1,445,979
02/19	$1,409,099	$1,496,832
03/19	$1,438,645	$1,518,689
04/19	$1,492,054	$1,579,333
05/19	$1,429,554	$1,477,131
06/19	$1,507,964	$1,580,880
07/19	$1,551,146	$1,604,380
08/19	$1,551,146	$1,571,674
09/19	$1,553,418	$1,599,258
10/19	$1,582,964	$1,633,685
11/19	$1,657,964	$1,695,785
12/19	$1,700,317	$1,744,748
01/20	$1,729,009	$1,742,843
02/20	$1,605,509	$1,600,150
03/20	$1,422,129	$1,380,101
04/20	$1,603,014	$1,562,882
05/20	$1,730,257	$1,646,463
06/20	$1,741,484	$1,684,104
07/20	$1,847,520	$1,779,733
08/20	$1,979,753	$1,908,665
09/20	$1,906,152	$1,839,168
10/20	$1,866,232	$1,799,473
11/20	$2,057,097	$2,018,385
12/20	$2,141,022	$2,109,188
01/21	$2,100,704	$2,099,806
02/21	$2,113,216	$2,165,440
03/21	$2,199,413	$2,243,056
04/21	$2,332,880	$2,358,684
05/21	$2,313,416	$2,369,451
06/21	$2,369,027	$2,427,879
07/21	$2,478,858	$2,468,936
08/21	$2,559,494	$2,539,345
09/21	$2,463,565	$2,425,410
10/21	$2,645,691	$2,589,427
11/21	$2,605,373	$2,550,012
12/21	$2,678,589	$2,650,429
01/22	$2,395,016	$2,494,488
02/22	$2,329,993	$2,431,653
03/22	$2,364,311	$2,510,527
04/22	$2,160,211	$2,285,227
05/22	$2,145,761	$2,282,163
06/22	$1,957,917	$2,091,240
07/22	$2,152,986	$2,287,436
08/22	$2,021,133	$2,202,070
09/22	$1,804,390	$1,997,874
10/22	$1,923,599	$2,161,712
11/22	$2,053,645	$2,274,545
12/22	$1,968,946	$2,141,363
01/23	$2,104,923	$2,288,844
02/23	$2,050,532	$2,235,348
03/23	$2,036,028	$2,295,119
04/23	$2,063,223	$2,319,572
05/23	$2,034,215	$2,328,597
06/23	$2,175,631	$2,487,606
07/23	$2,211,891	$2,576,779
08/23	$2,166,566	$2,527,037
09/23	$2,057,784	$2,406,664
10/23	$1,987,076	$2,342,866
11/23	$2,164,753	$2,561,335
12/23	$2,269,024	$2,697,193
01/24	$2,332,658	$2,727,085
02/24	$2,463,563	$2,874,703
03/24	$2,499,926	$2,967,434
04/24	$2,367,203	$2,836,862
05/24	$2,414,474	$2,970,895
06/24	$2,427,201	$3,062,866
07/24	$2,412,656	$3,119,802
08/24	$2,452,655	$3,187,716
09/24	$2,478,109	$3,253,656
10/24	$2,450,837	$3,229,763

Average Annual Total Returns for the Period Ended October 31, 2024 (%)

AATR	1 Year	5 Years	10 Years
Institutional Class	23.34%	9.14%	9.38%
Russell 3000 Index	37.86%	14.60%	12.44%

THE FUND'S PAST PERFORMANCE IS NOT A GOOD PREDICTOR OF THE FUND'S FUTURE PERFORMANCE.

Fund performance data shown above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Key Fund Statistics as of October 31, 2024

Total Net Assets	$349,092,086
Total Number of Portfolio Holdings	32
Portfolio Turnover Rate	18%
Total Advisory Fees Paid	$2,388,889

abrdn U.S. Sustainable Leaders Fund

(GGLIX)

Institutional Class

What did the Fund invest in?

The tables below show the investment makeup of the Fund as of October 31, 2024.

Sector Allocation (% of total net assets)

Information Technology	36.6%
Financials	17.1%
Health Care	17.0%
Industrials	14.6%
Consumer Discretionary	4.2%
Consumer Staples	3.5%
Materials	2.3%
Utilities	2.2%
Other	2.5%

Ten Largest Holdings (% of total net assets)

Microsoft Corp.	12.4%
Mastercard, Inc., Class A	6.8%
American Express Co.	4.5%
TJX Cos., Inc.	4.2%
Marvell Technology, Inc.	4.1%
NVIDIA Corp.	4.0%
LPL Financial Holdings, Inc.	3.7%
Procter & Gamble Co.	3.5%
Eli Lilly & Co.	3.5%
Hubbell, Inc.	3.4%

Material Fund Changes

Below is a summary of certain changes for the Fund since November 1, 2023. For more information, you may refer to the Fund's next prospectus, which we expect to be available by February 28, 2025 at abrdn.com/us/literature or upon request at 866-667-9231.

Effective February 29, 2024, the Fund's management fee changed from 0.75% on assets up to $500 million, 0.70% on assets of $500 million up to $2 billion and 0.65% on assets of $2 billion and more to 0.70% on assets up to $500 million, 0.65% on assets of $500 million up to $2 billion and 0.60% on assets of $2 billion and more.

Availability of Additional Information

You can find additional information, including the Fund's prospectus, financial information, fund holdings, and proxy voting information at abrdn.com/us/literature or call 866-667-9231. The QR code can be used to access the Fund's prospectus, financial information and holdings.

abrdn U.S. Sustainable Leaders Fund

(GGLIX)

Institutional Class

abrdn U.S. Sustainable Leaders Fund

Institutional Service Class

GXXIX

Annual Shareholder Report - October 31, 2024

This annual shareholder report contains important information about the abrdn U.S. Sustainable Leaders Fund (the "Fund") for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at abrdn.com/us/literature. You can also request this information by contacting us at 866-667-9231.

This report describes material changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Share Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Institutional Service	$107	0.96%

How did the fund perform last year and what affected its performance?

The following discussion compares the performance of the Fund to the Russell 3000 Index (the “Index”) to show how the Fund’s performance measures against the returns of similar investments for the reporting period.

What contributed to performance?

At the stock level, our overweight to American Express was a key contributor to returns as its robust results throughout the period led to increased investor confidence in the continuation of revenue growth and ongoing low credit losses. Within the semiconductor sector, our holding in Marvell Technology performed well due to increased demand for its artificial-Intelligence (AI), although this did not compensate for the negative effect from our underweight to NVIDIA. Our position in Tetra Tech helped performance as its shares benefited from strong results and an easing of investor concerns that a change of presidential administration may affect future project wins.

What detracted from performance?

The Fund’s underweight to NVIDIA hurt performance as its stock performed strongly and lifted the semiconductor sector’s performance. Also, within the broader information technology sector, our overweight to Microsoft Corporation was unfavorable. The shares rose over the period, but underperformed the broader index, held back by the potentially growing capital-expenditure burden of AI investment. Also, within the software sector, Nice Ltd contributed negatively, due to investor concern that its call center software could be partially displaced by AI deployments. However, we believe that Nice is well positioned to offer these AI enhancements to customers and can add to growth. Elsewhere, Lululemon Athletica was negative on the back of growing evidence that the active apparel category could be slowing following years of strong growth, and we sold our position.

abrdn U.S. Sustainable Leaders Fund

(GXXIX)

Institutional Service Class

Fund Performance

Total Return Based on $1,000,000 Investment

The following graph reflects a hypothetical $1,000,000 investment for the most recently completed 10 fiscal years as compared to a broad-based securities market index, which is also the performance benchmark.

	Institutional Service Class	Russell 3000 Index
10/14	$1,000,000	$1,000,000
11/14	$1,020,744	$1,024,234
12/14	$1,024,420	$1,024,222
01/15	$983,229	$995,717
02/15	$1,039,675	$1,053,370
03/15	$1,029,278	$1,042,661
04/15	$1,033,102	$1,047,377
05/15	$1,041,513	$1,061,864
06/15	$1,024,730	$1,044,098
07/15	$1,027,029	$1,061,561
08/15	$973,378	$997,475
09/15	$937,470	$968,409
10/15	$1,005,859	$1,044,899
11/15	$1,022,765	$1,050,692
12/15	$985,895	$1,029,126
01/16	$941,376	$971,057
02/16	$933,281	$970,744
03/16	$1,005,321	$1,039,091
04/16	$1,016,654	$1,045,530
05/16	$1,027,986	$1,064,235
06/16	$1,022,320	$1,066,424
07/16	$1,050,650	$1,108,747
08/16	$1,072,505	$1,111,575
09/16	$1,061,982	$1,113,322
10/16	$1,031,223	$1,089,235
11/16	$1,080,599	$1,137,981
12/16	$1,093,298	$1,160,186
01/17	$1,119,609	$1,182,023
02/17	$1,148,643	$1,225,984
03/17	$1,158,623	$1,226,818
04/17	$1,164,974	$1,239,822
05/17	$1,189,471	$1,252,511
06/17	$1,198,544	$1,263,814
07/17	$1,212,154	$1,287,643
08/17	$1,204,896	$1,290,124
09/17	$1,233,929	$1,321,587
10/17	$1,251,168	$1,350,427
11/17	$1,302,884	$1,391,433
12/17	$1,322,428	$1,405,340
01/18	$1,408,717	$1,479,417
02/18	$1,347,512	$1,424,886
03/18	$1,319,418	$1,396,283
04/18	$1,338,482	$1,401,590
05/18	$1,351,526	$1,441,157
06/18	$1,367,579	$1,450,582
07/18	$1,414,737	$1,498,721
08/18	$1,442,831	$1,551,352
09/18	$1,445,841	$1,553,920
10/18	$1,337,479	$1,439,501
11/18	$1,376,610	$1,468,332
12/18	$1,236,553	$1,331,675
01/19	$1,351,238	$1,445,979
02/19	$1,403,471	$1,496,832
03/19	$1,432,994	$1,518,689
04/19	$1,486,362	$1,579,333
05/19	$1,423,910	$1,477,131
06/19	$1,501,124	$1,580,880
07/19	$1,544,272	$1,604,380
08/19	$1,544,272	$1,571,674
09/19	$1,546,543	$1,599,258
10/19	$1,576,066	$1,633,685
11/19	$1,649,873	$1,695,785
12/19	$1,693,123	$1,744,748
01/20	$1,720,552	$1,742,843
02/20	$1,597,121	$1,600,150
03/20	$1,415,092	$1,380,101
04/20	$1,594,628	$1,562,882
05/20	$1,721,799	$1,646,463
06/20	$1,733,020	$1,684,104
07/20	$1,838,996	$1,779,733
08/20	$1,969,908	$1,908,665
09/20	$1,896,348	$1,839,168
10/20	$1,856,451	$1,799,473
11/20	$2,045,961	$2,018,385
12/20	$2,129,858	$2,109,188
01/21	$2,089,541	$2,099,806
02/21	$2,102,053	$2,165,440
03/21	$2,188,248	$2,243,056
04/21	$2,320,322	$2,358,684
05/21	$2,300,858	$2,369,451
06/21	$2,355,078	$2,427,879
07/21	$2,464,907	$2,468,936
08/21	$2,544,151	$2,539,345
09/21	$2,449,615	$2,425,410
10/21	$2,628,956	$2,589,427
11/21	$2,590,029	$2,550,012
12/21	$2,663,313	$2,650,429
01/22	$2,379,250	$2,494,488
02/22	$2,315,924	$2,431,653
03/22	$2,350,301	$2,510,527
04/22	$2,147,658	$2,285,227
05/22	$2,133,183	$2,282,163
06/22	$1,945,015	$2,091,240
07/22	$2,140,421	$2,287,436
08/22	$2,008,341	$2,202,070
09/22	$1,793,032	$1,997,874
10/22	$1,910,638	$2,161,712
11/22	$2,040,908	$2,274,545
12/22	$1,956,062	$2,141,363
01/23	$2,090,462	$2,288,844
02/23	$2,037,792	$2,235,348
03/23	$2,021,446	$2,295,119
04/23	$2,048,689	$2,319,572
05/23	$2,019,630	$2,328,597
06/23	$2,161,295	$2,487,606
07/23	$2,195,803	$2,576,779
08/23	$2,152,213	$2,527,037
09/23	$2,043,241	$2,406,664
10/23	$1,972,408	$2,342,866
11/23	$2,150,397	$2,561,335
12/23	$2,253,067	$2,697,193
01/24	$2,314,994	$2,727,085
02/24	$2,446,135	$2,874,703
03/24	$2,482,563	$2,967,434
04/24	$2,349,601	$2,836,862
05/24	$2,396,957	$2,970,895
06/24	$2,409,707	$3,062,866
07/24	$2,393,314	$3,119,802
08/24	$2,433,385	$3,187,716
09/24	$2,458,885	$3,253,656
10/24	$2,431,564	$3,229,763

Average Annual Total Returns for the Period Ended October 31, 2024 (%)

AATR	1 Year	5 Years	10 Years
Institutional Service Class	23.28%	9.06%	9.29%
Russell 3000 Index	37.86%	14.60%	12.44%

THE FUND'S PAST PERFORMANCE IS NOT A GOOD PREDICTOR OF THE FUND'S FUTURE PERFORMANCE.

Fund performance data shown above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Key Fund Statistics as of October 31, 2024

Total Net Assets	$349,092,086
Total Number of Portfolio Holdings	32
Portfolio Turnover Rate	18%
Total Advisory Fees Paid	$2,388,889

abrdn U.S. Sustainable Leaders Fund

(GXXIX)

Institutional Service Class

What did the Fund invest in?

The tables below show the investment makeup of the Fund as of October 31, 2024.

Sector Allocation (% of total net assets)

Information Technology	36.6%
Financials	17.1%
Health Care	17.0%
Industrials	14.6%
Consumer Discretionary	4.2%
Consumer Staples	3.5%
Materials	2.3%
Utilities	2.2%
Other	2.5%

Ten Largest Holdings (% of total net assets)

Microsoft Corp.	12.4%
Mastercard, Inc., Class A	6.8%
American Express Co.	4.5%
TJX Cos., Inc.	4.2%
Marvell Technology, Inc.	4.1%
NVIDIA Corp.	4.0%
LPL Financial Holdings, Inc.	3.7%
Procter & Gamble Co.	3.5%
Eli Lilly & Co.	3.5%
Hubbell, Inc.	3.4%

Material Fund Changes

Below is a summary of certain changes for the Fund since November 1, 2023. For more information, you may refer to the Fund's next prospectus, which we expect to be available by February 28, 2025 at abrdn.com/us/literature or upon request at 866-667-9231.

Effective February 29, 2024, the Fund's management fee changed from 0.75% on assets up to $500 million, 0.70% on assets of $500 million up to $2 billion and 0.65% on assets of $2 billion and more to 0.70% on assets up to $500 million, 0.65% on assets of $500 million up to $2 billion and 0.60% on assets of $2 billion and more.

Availability of Additional Information

You can find additional information, including the Fund's prospectus, financial information, fund holdings, and proxy voting information at abrdn.com/us/literature or call 866-667-9231. The QR code can be used to access the Fund's prospectus, financial information and holdings.

abrdn U.S. Sustainable Leaders Fund

(GXXIX)

Institutional Service Class

abrdn Ultra Short Municipal Income Fund

Class A

ATOAX

Annual Shareholder Report - October 31, 2024

This annual shareholder report contains important information about the abrdn Ultra Short Municipal Income Fund (the "Fund") for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at abrdn.com/us/literature. You can also request this information by contacting us at 866-667-9231.

This report describes material changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Share Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
A	$71	0.70%

How did the fund perform last year and what affected its performance?

The following discussion compares the performance of the Fund to the Bloomberg Barclays Municipal Bond 1 Year (1-2) Index to show how the Fund’s performance measures against the returns of similar investments for the reporting period.

What contributed to performance?

The Fund’s exposures to state and local general obligation bonds and dedicated tax bonds contributed favorably to returns. Among individual holdings, Maryland Industrial Development Financing Authority’s bonds and Pennsylvania Higher Education bonds were notable contributors to performance. These issuers have continued to provide relatively attractive opportunities to investors through variable-rate demand bonds while maintaining stability in their balance sheet management. In terms of ratings, AA- and AAA-rated bonds added to relative performance.

What detracted from performance?

The Fund’s holdings in the other revenue, multi-family and public power sectors hurt performance. Within individual holdings, Black Belt Energy Gas District’s revenue bonds and New York Transnational Development Corporation’s bonds were among the negative contributors. Our allocation to short variable-rate securities led to the Fund’s underperformance during the period. While these bonds generally provide stability during volatile periods, this allocation underperformed, particularly during the strong bond performance in late 2023. In terms of ratings, A-rated bonds detracted from performance.

abrdn Ultra Short Municipal Income Fund

(ATOAX)

Class A

Fund Performance

Total Return Based on $10,000 Investment

The following graph reflects a hypothetical $10,000 investment for the most recently completed 10 fiscal years as compared to a broad-based securities market index and an additional performance benchmark.

	Class A	Bloomberg Municipal Bond Index	Bloomberg Barclays Municipal Bond: 1 Year (1-2) Index
10/14	$10,000	$10,069	$10,004
11/14	$10,002	$10,086	$10,010
12/14	$10,003	$10,137	$10,004
01/15	$10,005	$10,317	$10,023
02/15	$10,007	$10,210	$10,027
03/15	$10,008	$10,240	$10,027
04/15	$10,010	$10,186	$10,027
05/15	$10,012	$10,158	$10,027
06/15	$10,005	$10,148	$10,027
07/15	$10,008	$10,222	$10,040
08/15	$10,011	$10,242	$10,057
09/15	$10,024	$10,316	$10,069
10/15	$10,026	$10,357	$10,080
11/15	$10,029	$10,398	$10,067
12/15	$10,030	$10,472	$10,065
01/16	$10,032	$10,596	$10,096
02/16	$10,034	$10,613	$10,112
03/16	$10,027	$10,647	$10,098
04/16	$10,041	$10,725	$10,109
05/16	$10,045	$10,754	$10,114
06/16	$10,049	$10,925	$10,132
07/16	$10,052	$10,932	$10,150
08/16	$10,056	$10,947	$10,134
09/16	$10,051	$10,892	$10,113
10/16	$10,056	$10,778	$10,120
11/16	$10,059	$10,376	$10,076
12/16	$10,063	$10,497	$10,096
01/17	$10,067	$10,567	$10,132
02/17	$10,072	$10,640	$10,166
03/17	$10,077	$10,663	$10,166
04/17	$10,084	$10,741	$10,182
05/17	$10,090	$10,911	$10,201
06/17	$10,096	$10,872	$10,192
07/17	$10,111	$10,960	$10,217
08/17	$10,116	$11,043	$10,240
09/17	$10,122	$10,987	$10,227
10/17	$10,118	$11,014	$10,228
11/17	$10,124	$10,955	$10,182
12/17	$10,132	$11,069	$10,189
01/18	$10,141	$10,939	$10,217
02/18	$10,148	$10,906	$10,235
03/18	$10,157	$10,947	$10,227
04/18	$10,168	$10,908	$10,218
05/18	$10,179	$11,033	$10,252
06/18	$10,198	$11,042	$10,288
07/18	$10,206	$11,069	$10,309
08/18	$10,206	$11,097	$10,306
09/18	$10,217	$11,025	$10,286
10/18	$10,228	$10,957	$10,295
11/18	$10,240	$11,079	$10,327
12/18	$10,252	$11,211	$10,366
01/19	$10,273	$11,296	$10,398
02/19	$10,284	$11,357	$10,422
03/19	$10,295	$11,536	$10,450
04/19	$10,308	$11,579	$10,458
05/19	$10,319	$11,739	$10,497
06/19	$10,330	$11,782	$10,529
07/19	$10,340	$11,877	$10,564
08/19	$10,349	$12,065	$10,579
09/19	$10,358	$11,968	$10,557
10/19	$10,367	$11,989	$10,587
11/19	$10,374	$12,019	$10,606
12/19	$10,381	$12,056	$10,621
01/20	$10,387	$12,273	$10,659
02/20	$10,393	$12,431	$10,680
03/20	$10,403	$11,980	$10,627
04/20	$10,406	$11,830	$10,652
05/20	$10,424	$12,206	$10,757
06/20	$10,430	$12,307	$10,757
07/20	$10,434	$12,514	$10,784
08/20	$10,436	$12,455	$10,785
09/20	$10,437	$12,458	$10,794
10/20	$10,438	$12,420	$10,785
11/20	$10,439	$12,608	$10,798
12/20	$10,449	$12,685	$10,808
01/21	$10,449	$12,765	$10,826
02/21	$10,450	$12,563	$10,822
03/21	$10,450	$12,640	$10,830
04/21	$10,450	$12,746	$10,838
05/21	$10,450	$12,784	$10,842
06/21	$10,450	$12,819	$10,841
07/21	$10,450	$12,926	$10,855
08/21	$10,451	$12,878	$10,853
09/21	$10,440	$12,785	$10,841
10/21	$10,441	$12,748	$10,839
11/21	$10,441	$12,856	$10,842
12/21	$10,441	$12,877	$10,841
01/22	$10,431	$12,525	$10,770
02/22	$10,431	$12,480	$10,756
03/22	$10,421	$12,075	$10,666
04/22	$10,412	$11,741	$10,623
05/22	$10,416	$11,916	$10,704
06/22	$10,422	$11,720	$10,707
07/22	$10,439	$12,030	$10,765
08/22	$10,441	$11,766	$10,680
09/22	$10,453	$11,315	$10,588
10/22	$10,472	$11,221	$10,602
11/22	$10,501	$11,746	$10,724
12/22	$10,527	$11,779	$10,718
01/23	$10,559	$12,118	$10,808
02/23	$10,575	$11,844	$10,717
03/23	$10,614	$12,106	$10,832
04/23	$10,632	$12,079	$10,801
05/23	$10,662	$11,974	$10,789
06/23	$10,693	$12,094	$10,840
07/23	$10,735	$12,142	$10,864
08/23	$10,768	$11,967	$10,875
09/23	$10,790	$11,616	$10,831
10/23	$10,824	$11,517	$10,860
11/23	$10,868	$12,249	$11,018
12/23	$10,904	$12,533	$11,082
01/24	$10,934	$12,469	$11,078
02/24	$10,965	$12,485	$11,095
03/24	$10,998	$12,485	$11,095
04/24	$11,032	$12,330	$11,096
05/24	$11,066	$12,294	$11,123
06/24	$11,100	$12,482	$11,186
07/24	$11,140	$12,596	$11,259
08/24	$11,173	$12,696	$11,333
09/24	$11,205	$12,821	$11,369
10/24	$11,238	$12,634	$11,340

Average Annual Total Returns for the Period Ended October 31, 2024 (%)

AATR	1 Year	5 Years	10 Years
Class A	3.82%	1.63%	1.17%
Bloomberg Municipal Bond Index	9.70%	1.05%	2.30%
Bloomberg Barclays Municipal Bond: 1 Year (1-2) Index	4.42%	1.38%	1.26%

THE FUND'S PAST PERFORMANCE IS NOT A GOOD PREDICTOR OF THE FUND'S FUTURE PERFORMANCE.

Fund performance data shown above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

In accordance with regulatory changes requiring the Fund's primary benchmark to represent the overall applicable market, the Fund's primary prospectus benchmark changed to the Bloomberg Municipal Bond Index effective as of February 29, 2024.

Key Fund Statistics as of October 31, 2024

Total Net Assets	$723,228,512
Total Number of Portfolio Holdings	86
Portfolio Turnover Rate	226%
Total Advisory Fees Paid	$1,274,112

abrdn Ultra Short Municipal Income Fund

(ATOAX)

Class A

What did the Fund invest in?

The tables below show the investment makeup of the Fund as of October 31, 2024.

Credit Quality Allocation (% of total net assets)

AAA	5.6%
AA	14.5%
A	44.6%
BBB	28.5%
Not Rated	6.9%

Ratings and portfolio credit quality will vary over time. Credit quality ratings on the underlying securities of the Fund are received from S&P, Moody’s and Fitch and are an indication of the issuer’s creditworthiness. The chart reflects the highest security rating provided by one or more of these rating agencies.

Ten Largest Holdings (% of total net assets)

Mississippi Business Finance Corp., 4.390%, due 11/01/32	8.1%
Maryland Industrial Development Financing Authority, 5.260%, due 03/01/30	6.9%
Harris County Cultural Education Facilities Finance Corp., 3.770%, due 11/15/46	4.1%
JPMorgan Chase Putters/Drivers Trust, 4.550%, due 03/20/27	3.7%
Health Care Authority for Baptist Health, 4.660%, due 11/01/42	3.5%
Arkansas Development Finance Authority, 4.680%, due 09/01/44	3.5%
Iowa Finance Authority, 3.500%, due 12/01/46	3.5%
Florida Insurance Assistance Interlocal Agency, Inc., 3.990%, due 09/01/32	3.5%
County of Meade, 4.600%, due 08/01/61	3.4%
Central Bradford Progress Authority, 3.860%, due 12/01/41	3.2%

Material Fund Changes

Below is a summary of certain changes for the Fund since November 1, 2023. For more information, you may refer to the Fund's next prospectus, which we expect to be available by February 28, 2025 at abrdn.com/us/literature or upon request at 866-667-9231.

Effective February 29, 2004, the Fund's management fee changed from 0.65% on assets up to $250 million and 0.60% on assets of $250 million and more to 0.55% on assets up to $250 million and 0.40% on assets of $250 million and more.

Availability of Additional Information

You can find additional information, including the Fund's prospectus, financial information, fund holdings, and proxy voting information at abrdn.com/us/literature or call 866-667-9231. The QR code can be used to access the Fund's prospectus, financial information and holdings.

abrdn Ultra Short Municipal Income Fund

(ATOAX)

Class A

abrdn Ultra Short Municipal Income Fund

Class A1

ATOBX

Annual Shareholder Report - October 31, 2024

This annual shareholder report contains important information about the abrdn Ultra Short Municipal Income Fund (the "Fund") for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at abrdn.com/us/literature. You can also request this information by contacting us at 866-667-9231.

This report describes material changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Share Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
A1	$71	0.70%

How did the fund perform last year and what affected its performance?

The following discussion compares the performance of the Fund to the Bloomberg Barclays Municipal Bond 1 Year (1-2) Index to show how the Fund’s performance measures against the returns of similar investments for the reporting period.

What contributed to performance?

The Fund’s exposures to state and local general obligation bonds and dedicated tax bonds contributed favorably to returns. Among individual holdings, Maryland Industrial Development Financing Authority’s bonds and Pennsylvania Higher Education bonds were notable contributors to performance. These issuers have continued to provide relatively attractive opportunities to investors through variable-rate demand bonds while maintaining stability in their balance sheet management. In terms of ratings, AA- and AAA-rated bonds added to relative performance.

What detracted from performance?

The Fund’s holdings in the other revenue, multi-family and public power sectors hurt performance. Within individual holdings, Black Belt Energy Gas District’s revenue bonds and New York Transnational Development Corporation’s bonds were among the negative contributors. Our allocation to short variable-rate securities led to the Fund’s underperformance during the period. While these bonds generally provide stability during volatile periods, this allocation underperformed, particularly during the strong bond performance in late 2023. In terms of ratings, A-rated bonds detracted from performance.

abrdn Ultra Short Municipal Income Fund

(ATOBX)

Class A1

Fund Performance

Total Return Based on $10,000 Investment

The following graph reflects a hypothetical $10,000 investment for the most recently completed 10 fiscal years as compared to a broad-based securities market index and an additional performance benchmark.

	Class A1 with sales load	Bloomberg Municipal Bond Index	Bloomberg Barclays Municipal Bond: 1 Year (1-2) Index
10/14	$9,951	$10,069	$10,004
11/14	$9,952	$10,086	$10,010
12/14	$9,954	$10,137	$10,004
01/15	$9,956	$10,317	$10,023
02/15	$9,957	$10,210	$10,027
03/15	$9,959	$10,240	$10,027
04/15	$9,961	$10,186	$10,027
05/15	$9,963	$10,158	$10,027
06/15	$9,956	$10,148	$10,027
07/15	$9,959	$10,222	$10,040
08/15	$9,962	$10,242	$10,057
09/15	$9,974	$10,316	$10,069
10/15	$9,977	$10,357	$10,080
11/15	$9,980	$10,398	$10,067
12/15	$9,981	$10,472	$10,065
01/16	$9,983	$10,596	$10,096
02/16	$9,984	$10,613	$10,112
03/16	$9,978	$10,647	$10,098
04/16	$9,991	$10,725	$10,109
05/16	$9,996	$10,754	$10,114
06/16	$9,999	$10,925	$10,132
07/16	$10,003	$10,932	$10,150
08/16	$10,007	$10,947	$10,134
09/16	$10,001	$10,892	$10,113
10/16	$10,006	$10,778	$10,120
11/16	$10,010	$10,376	$10,076
12/16	$10,014	$10,497	$10,096
01/17	$10,018	$10,567	$10,132
02/17	$10,023	$10,640	$10,166
03/17	$10,028	$10,663	$10,166
04/17	$10,034	$10,741	$10,182
05/17	$10,040	$10,911	$10,201
06/17	$10,046	$10,872	$10,192
07/17	$10,061	$10,960	$10,217
08/17	$10,067	$11,043	$10,240
09/17	$10,072	$10,987	$10,227
10/17	$10,068	$11,014	$10,228
11/17	$10,074	$10,955	$10,182
12/17	$10,082	$11,069	$10,189
01/18	$10,091	$10,939	$10,217
02/18	$10,098	$10,906	$10,235
03/18	$10,107	$10,947	$10,227
04/18	$10,118	$10,908	$10,218
05/18	$10,128	$11,033	$10,252
06/18	$10,148	$11,042	$10,288
07/18	$10,156	$11,069	$10,309
08/18	$10,156	$11,097	$10,306
09/18	$10,167	$11,025	$10,286
10/18	$10,178	$10,957	$10,295
11/18	$10,189	$11,079	$10,327
12/18	$10,202	$11,211	$10,366
01/19	$10,223	$11,296	$10,398
02/19	$10,234	$11,357	$10,422
03/19	$10,245	$11,536	$10,450
04/19	$10,257	$11,579	$10,458
05/19	$10,268	$11,739	$10,497
06/19	$10,280	$11,782	$10,529
07/19	$10,289	$11,877	$10,564
08/19	$10,298	$12,065	$10,579
09/19	$10,307	$11,968	$10,557
10/19	$10,316	$11,989	$10,587
11/19	$10,323	$12,019	$10,606
12/19	$10,331	$12,056	$10,621
01/20	$10,336	$12,273	$10,659
02/20	$10,342	$12,431	$10,680
03/20	$10,363	$11,980	$10,627
04/20	$10,366	$11,830	$10,652
05/20	$10,363	$12,206	$10,757
06/20	$10,389	$12,307	$10,757
07/20	$10,393	$12,514	$10,784
08/20	$10,396	$12,455	$10,785
09/20	$10,397	$12,458	$10,794
10/20	$10,398	$12,420	$10,785
11/20	$10,398	$12,608	$10,798
12/20	$10,399	$12,685	$10,808
01/21	$10,409	$12,765	$10,826
02/21	$10,409	$12,563	$10,822
03/21	$10,409	$12,640	$10,830
04/21	$10,410	$12,746	$10,838
05/21	$10,410	$12,784	$10,842
06/21	$10,410	$12,819	$10,841
07/21	$10,410	$12,926	$10,855
08/21	$10,410	$12,878	$10,853
09/21	$10,400	$12,785	$10,841
10/21	$10,400	$12,748	$10,839
11/21	$10,400	$12,856	$10,842
12/21	$10,401	$12,877	$10,841
01/22	$10,380	$12,525	$10,770
02/22	$10,380	$12,480	$10,756
03/22	$10,370	$12,075	$10,666
04/22	$10,372	$11,741	$10,623
05/22	$10,376	$11,916	$10,704
06/22	$10,382	$11,720	$10,707
07/22	$10,388	$12,030	$10,765
08/22	$10,401	$11,766	$10,680
09/22	$10,413	$11,315	$10,588
10/22	$10,421	$11,221	$10,602
11/22	$10,461	$11,746	$10,724
12/22	$10,486	$11,779	$10,718
01/23	$10,508	$12,118	$10,808
02/23	$10,534	$11,844	$10,717
03/23	$10,563	$12,106	$10,832
04/23	$10,590	$12,079	$10,801
05/23	$10,621	$11,974	$10,789
06/23	$10,652	$12,094	$10,840
07/23	$10,682	$12,142	$10,864
08/23	$10,716	$11,967	$10,875
09/23	$10,748	$11,616	$10,831
10/23	$10,783	$11,517	$10,860
11/23	$10,826	$12,249	$11,018
12/23	$10,862	$12,533	$11,082
01/24	$10,892	$12,469	$11,078
02/24	$10,923	$12,485	$11,095
03/24	$10,955	$12,485	$11,095
04/24	$10,990	$12,330	$11,096
05/24	$11,023	$12,294	$11,123
06/24	$11,056	$12,482	$11,186
07/24	$11,086	$12,596	$11,259
08/24	$11,130	$12,696	$11,333
09/24	$11,162	$12,821	$11,369
10/24	$11,184	$12,634	$11,340

Average Annual Total Returns for the Period Ended October 31, 2024 (%)

AATR	1 Year	5 Years	10 Years
Class A1 without sales load	3.72%	1.63%	1.17%
Class A1 with sales load - 0.50%	3.21%	1.53%	1.12%
Bloomberg Municipal Bond Index	9.70%	1.05%	2.30%
Bloomberg Barclays Municipal Bond: 1 Year (1-2) Index	4.42%	1.38%	1.26%

THE FUND'S PAST PERFORMANCE IS NOT A GOOD PREDICTOR OF THE FUND'S FUTURE PERFORMANCE.

Fund performance data shown above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

In accordance with regulatory changes requiring the Fund's primary benchmark to represent the overall applicable market, the Fund's primary prospectus benchmark changed to the Bloomberg Municipal Bond Index effective as of February 29, 2024.

Key Fund Statistics as of October 31, 2024

Total Net Assets	$723,228,512
Total Number of Portfolio Holdings	86
Portfolio Turnover Rate	226%
Total Advisory Fees Paid	$1,274,112

abrdn Ultra Short Municipal Income Fund

(ATOBX)

Class A1

What did the Fund invest in?

The tables below show the investment makeup of the Fund as of October 31, 2024.

Credit Quality Allocation (% of total net assets)

AAA	5.6%
AA	14.5%
A	44.6%
BBB	28.5%
Not Rated	6.9%

Ratings and portfolio credit quality will vary over time. Credit quality ratings on the underlying securities of the Fund are received from S&P, Moody’s and Fitch and are an indication of the issuer’s creditworthiness. The chart reflects the highest security rating provided by one or more of these rating agencies.

Ten Largest Holdings (% of total net assets)

Mississippi Business Finance Corp., 4.390%, due 11/01/32	8.1%
Maryland Industrial Development Financing Authority, 5.260%, due 03/01/30	6.9%
Harris County Cultural Education Facilities Finance Corp., 3.770%, due 11/15/46	4.1%
JPMorgan Chase Putters/Drivers Trust, 4.550%, due 03/20/27	3.7%
Health Care Authority for Baptist Health, 4.660%, due 11/01/42	3.5%
Arkansas Development Finance Authority, 4.680%, due 09/01/44	3.5%
Iowa Finance Authority, 3.500%, due 12/01/46	3.5%
Florida Insurance Assistance Interlocal Agency, Inc., 3.990%, due 09/01/32	3.5%
County of Meade, 4.600%, due 08/01/61	3.4%
Central Bradford Progress Authority, 3.860%, due 12/01/41	3.2%

Material Fund Changes

Below is a summary of certain changes for the Fund since November 1, 2023. For more information, you may refer to the Fund's next prospectus, which we expect to be available by February 28, 2025 at abrdn.com/us/literature or upon request at 866-667-9231.

Effective February 29, 2004, the Fund's management fee changed from 0.65% on assets up to $250 million and 0.60% on assets of $250 million and more to 0.55% on assets up to $250 million and 0.40% on assets of $250 million and more.

Availability of Additional Information

You can find additional information, including the Fund's prospectus, financial information, fund holdings, and proxy voting information at abrdn.com/us/literature or call 866-667-9231. The QR code can be used to access the Fund's prospectus, financial information and holdings.

abrdn Ultra Short Municipal Income Fund

(ATOBX)

Class A1

abrdn Ultra Short Municipal Income Fund

Institutional Class

ATOIX

Annual Shareholder Report - October 31, 2024

This annual shareholder report contains important information about the abrdn Ultra Short Municipal Income Fund (the "Fund") for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at abrdn.com/us/literature. You can also request this information by contacting us at 866-667-9231.

This report describes material changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Share Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Institutional	$46	0.45%

How did the fund perform last year and what affected its performance?

The following discussion compares the performance of the Fund to the Bloomberg Barclays Municipal Bond 1 Year (1-2) Index to show how the Fund’s performance measures against the returns of similar investments for the reporting period.

What contributed to performance?

The Fund’s exposures to state and local general obligation bonds and dedicated tax bonds contributed favorably to returns. Among individual holdings, Maryland Industrial Development Financing Authority’s bonds and Pennsylvania Higher Education bonds were notable contributors to performance. These issuers have continued to provide relatively attractive opportunities to investors through variable-rate demand bonds while maintaining stability in their balance sheet management. In terms of ratings, AA- and AAA-rated bonds added to relative performance.

What detracted from performance?

The Fund’s holdings in the other revenue, multi-family and public power sectors hurt performance. Within individual holdings, Black Belt Energy Gas District’s revenue bonds and New York Transnational Development Corporation’s bonds were among the negative contributors. Our allocation to short variable-rate securities led to the Fund’s underperformance during the period. While these bonds generally provide stability during volatile periods, this allocation underperformed, particularly during the strong bond performance in late 2023. In terms of ratings, A-rated bonds detracted from performance.

abrdn Ultra Short Municipal Income Fund

(ATOIX)

Institutional Class

Fund Performance

Total Return Based on $1,000,000 Investment

The following graph reflects a hypothetical $1,000,000 investment for the most recently completed 10 fiscal years as compared to a broad-based securities market index and an additional performance benchmark.

	Institutional Class	Bloomberg Municipal Bond Index	Bloomberg Barclays Municipal Bond: 1 Year (1-2) Index
10/14	$1,000,000	$1,000,000	$1,000,000
11/14	$1,000,357	$1,001,730	$1,000,614
12/14	$1,000,729	$1,006,784	$1,000,064
01/15	$1,001,113	$1,024,628	$1,001,967
02/15	$1,001,502	$1,014,059	$1,002,302
03/15	$1,001,839	$1,016,987	$1,002,330
04/15	$1,002,234	$1,011,652	$1,002,349
05/15	$1,002,700	$1,008,857	$1,002,314
06/15	$1,003,173	$1,007,937	$1,002,289
07/15	$1,003,665	$1,015,238	$1,003,657
08/15	$1,004,165	$1,017,232	$1,005,320
09/15	$1,004,670	$1,024,601	$1,006,549
10/15	$1,005,153	$1,028,674	$1,007,587
11/15	$1,005,617	$1,032,764	$1,006,327
12/15	$1,005,963	$1,040,020	$1,006,163
01/16	$1,006,340	$1,052,429	$1,009,253
02/16	$1,006,738	$1,054,085	$1,010,837
03/16	$1,007,247	$1,057,423	$1,009,412
04/16	$1,007,843	$1,065,199	$1,010,532
05/16	$1,008,485	$1,068,080	$1,011,042
06/16	$1,009,080	$1,085,071	$1,012,796
07/16	$1,009,663	$1,085,734	$1,014,568
08/16	$1,010,265	$1,087,199	$1,013,043
09/16	$1,009,922	$1,081,773	$1,010,881
10/16	$1,011,609	$1,070,424	$1,011,594
11/16	$1,011,173	$1,030,502	$1,007,200
12/16	$1,011,791	$1,042,600	$1,009,184
01/17	$1,013,448	$1,049,474	$1,012,857
02/17	$1,014,115	$1,056,761	$1,016,185
03/17	$1,014,855	$1,059,055	$1,016,172
04/17	$1,015,696	$1,066,740	$1,017,791
05/17	$1,016,500	$1,083,670	$1,019,694
06/17	$1,017,317	$1,079,783	$1,018,827
07/17	$1,018,102	$1,088,519	$1,021,275
08/17	$1,018,847	$1,096,803	$1,023,573
09/17	$1,019,605	$1,091,226	$1,022,353
10/17	$1,020,409	$1,093,890	$1,022,453
11/17	$1,021,234	$1,088,033	$1,017,841
12/17	$1,021,250	$1,099,405	$1,018,513
01/18	$1,023,366	$1,086,462	$1,021,349
02/18	$1,024,320	$1,083,215	$1,023,101
03/18	$1,025,444	$1,087,213	$1,022,342
04/18	$1,026,772	$1,083,333	$1,021,414
05/18	$1,028,022	$1,095,739	$1,024,784
06/18	$1,029,145	$1,096,674	$1,028,389
07/18	$1,030,142	$1,099,335	$1,030,529
08/18	$1,031,405	$1,102,158	$1,030,158
09/18	$1,032,683	$1,095,023	$1,028,184
10/18	$1,034,046	$1,088,280	$1,029,090
11/18	$1,035,465	$1,100,325	$1,032,323
12/18	$1,036,945	$1,113,500	$1,036,203
01/19	$1,038,244	$1,121,917	$1,039,425
02/19	$1,039,528	$1,127,924	$1,041,783
03/19	$1,040,881	$1,145,754	$1,044,633
04/19	$1,042,363	$1,150,060	$1,045,403
05/19	$1,043,705	$1,165,915	$1,049,295
06/19	$1,045,090	$1,170,220	$1,052,539
07/19	$1,046,249	$1,179,651	$1,056,008
08/19	$1,047,391	$1,198,258	$1,057,498
09/19	$1,048,532	$1,188,653	$1,055,280
10/19	$1,049,657	$1,190,783	$1,058,315
11/19	$1,050,585	$1,193,761	$1,060,152
12/19	$1,051,573	$1,197,406	$1,061,720
01/20	$1,052,370	$1,218,919	$1,065,461
02/20	$1,053,181	$1,234,638	$1,067,620
03/20	$1,055,476	$1,189,854	$1,062,302
04/20	$1,056,000	$1,174,921	$1,064,751
05/20	$1,057,007	$1,212,297	$1,075,274
06/20	$1,057,815	$1,222,275	$1,075,263
07/20	$1,059,507	$1,242,861	$1,077,958
08/20	$1,059,974	$1,237,029	$1,078,133
09/20	$1,059,249	$1,237,291	$1,078,940
10/20	$1,059,564	$1,233,575	$1,078,072
11/20	$1,060,876	$1,252,190	$1,079,421
12/20	$1,061,121	$1,259,818	$1,080,384
01/21	$1,061,323	$1,267,846	$1,082,169
02/21	$1,061,451	$1,247,702	$1,081,812
03/21	$1,061,483	$1,255,397	$1,082,595
04/21	$1,061,555	$1,265,927	$1,083,341
05/21	$1,061,606	$1,269,704	$1,083,774
06/21	$1,061,655	$1,273,190	$1,083,718
07/21	$1,061,673	$1,283,750	$1,085,076
08/21	$1,061,693	$1,279,038	$1,084,853
09/21	$1,061,720	$1,269,808	$1,083,726
10/21	$1,061,740	$1,266,095	$1,083,491
11/21	$1,061,767	$1,276,873	$1,083,805
12/21	$1,060,733	$1,278,933	$1,083,715
01/22	$1,059,697	$1,243,925	$1,076,546
02/22	$1,059,783	$1,239,469	$1,075,164
03/22	$1,058,918	$1,199,289	$1,066,218
04/22	$1,058,213	$1,166,117	$1,061,920
05/22	$1,058,864	$1,183,440	$1,070,007
06/22	$1,060,721	$1,164,057	$1,070,316
07/22	$1,061,631	$1,194,813	$1,076,092
08/22	$1,063,123	$1,168,627	$1,067,573
09/22	$1,063,534	$1,123,774	$1,058,381
10/22	$1,065,665	$1,114,429	$1,059,747
11/22	$1,068,839	$1,166,554	$1,071,963
12/22	$1,071,688	$1,169,894	$1,071,432
01/23	$1,075,246	$1,203,500	$1,080,425
02/23	$1,078,101	$1,176,286	$1,071,292
03/23	$1,081,241	$1,202,385	$1,082,793
04/23	$1,084,316	$1,199,638	$1,079,658
05/23	$1,087,636	$1,189,242	$1,078,480
06/23	$1,091,066	$1,201,155	$1,083,615
07/23	$1,094,414	$1,205,907	$1,085,946
08/23	$1,098,037	$1,188,547	$1,087,122
09/23	$1,101,592	$1,153,712	$1,082,638
10/23	$1,105,366	$1,143,894	$1,085,619
11/23	$1,108,991	$1,216,510	$1,101,345
12/23	$1,113,933	$1,244,784	$1,107,779
01/24	$1,117,288	$1,238,426	$1,107,415
02/24	$1,120,641	$1,240,017	$1,109,122
03/24	$1,124,211	$1,239,978	$1,109,044
04/24	$1,127,990	$1,224,621	$1,109,181
05/24	$1,131,706	$1,221,029	$1,111,864
06/24	$1,135,317	$1,239,745	$1,118,149
07/24	$1,138,597	$1,251,044	$1,125,503
08/24	$1,142,178	$1,260,911	$1,132,880
09/24	$1,145,733	$1,273,373	$1,136,442
10/24	$1,149,336	$1,254,806	$1,133,601

Average Annual Total Returns for the Period Ended October 31, 2024 (%)

AATR	1 Year	5 Years	10 Years
Institutional Class	3.98%	1.83%	1.40%
Bloomberg Municipal Bond Index	9.70%	1.05%	2.30%
Bloomberg Barclays Municipal Bond: 1 Year (1-2) Index	4.42%	1.38%	1.26%

THE FUND'S PAST PERFORMANCE IS NOT A GOOD PREDICTOR OF THE FUND'S FUTURE PERFORMANCE.

Fund performance data shown above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

In accordance with regulatory changes requiring the Fund's primary benchmark to represent the overall applicable market, the Fund's primary prospectus benchmark changed to the Bloomberg Municipal Bond Index effective as of February 29, 2024.

Key Fund Statistics as of October 31, 2024

Total Net Assets	$723,228,512
Total Number of Portfolio Holdings	86
Portfolio Turnover Rate	226%
Total Advisory Fees Paid	$1,274,112

abrdn Ultra Short Municipal Income Fund

(ATOIX)

Institutional Class

What did the Fund invest in?

The tables below show the investment makeup of the Fund as of October 31, 2024.

Credit Quality Allocation (% of total net assets)

AAA	5.6%
AA	14.5%
A	44.6%
BBB	28.5%
Not Rated	6.9%

Ratings and portfolio credit quality will vary over time. Credit quality ratings on the underlying securities of the Fund are received from S&P, Moody’s and Fitch and are an indication of the issuer’s creditworthiness. The chart reflects the highest security rating provided by one or more of these rating agencies.

Ten Largest Holdings (% of total net assets)

Mississippi Business Finance Corp., 4.390%, due 11/01/32	8.1%
Maryland Industrial Development Financing Authority, 5.260%, due 03/01/30	6.9%
Harris County Cultural Education Facilities Finance Corp., 3.770%, due 11/15/46	4.1%
JPMorgan Chase Putters/Drivers Trust, 4.550%, due 03/20/27	3.7%
Health Care Authority for Baptist Health, 4.660%, due 11/01/42	3.5%
Arkansas Development Finance Authority, 4.680%, due 09/01/44	3.5%
Iowa Finance Authority, 3.500%, due 12/01/46	3.5%
Florida Insurance Assistance Interlocal Agency, Inc., 3.990%, due 09/01/32	3.5%
County of Meade, 4.600%, due 08/01/61	3.4%
Central Bradford Progress Authority, 3.860%, due 12/01/41	3.2%

Material Fund Changes

Below is a summary of certain changes for the Fund since November 1, 2023. For more information, you may refer to the Fund's next prospectus, which we expect to be available by February 28, 2025 at abrdn.com/us/literature or upon request at 866-667-9231.

Effective February 29, 2004, the Fund's management fee changed from 0.65% on assets up to $250 million and 0.60% on assets of $250 million and more to 0.55% on assets up to $250 million and 0.40% on assets of $250 million and more.

Availability of Additional Information

You can find additional information, including the Fund's prospectus, financial information, fund holdings, and proxy voting information at abrdn.com/us/literature or call 866-667-9231. The QR code can be used to access the Fund's prospectus, financial information and holdings.

abrdn Ultra Short Municipal Income Fund

(ATOIX)

Institutional Class

(b)	Not applicable

Item 2. Code of Ethics.

(a) As of October 31, 2024, the Registrant had adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party (the “Code of Ethics”).

(c) There have been no amendments during the period covered by this report to a provision of the Code of Ethics.

(d) During the period covered by the report, the Registrant did not grant any waivers to the provisions of the Code of Ethics.

(e) Not applicable.

(f) The Code of Ethics is included with this Form N-CSR as Exhibit 19(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that there is at least one member who qualifies as an “audit committee financial expert” serving on its Audit Committee. Mr. Rahn K. Porter is the “audit committee financial expert” and is considered to be an “Independent Trustee” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Fiscal Year Ended	(a) Audit Fees	(b) Audit-Related Fees	(c)[1] Tax Fees	(d)[2] All Other Fees
October 31, 2024	$716,000	$0	$0	$0
October 31, 2023	$713,500	$0	$0	$4,664

1       The Tax Fees are for the completion of the Registrant’s federal and state tax returns.

2       Other Fees include services related to pursuing Article 63 European Union Tax Reclaims related to prior years.

(e)(1) Pre-Approval Policies and Procedures. Except as permitted by Rule 2-01(c)(7)(i)(C) of Regulation S-X, the Registrant’s (hereinafter, the “Trust”) Audit Committee Charter authorizes the Audit Committee (“Committee”) to annually select, retain or terminate the Trust’s independent auditor and, in connection therewith, to evaluate the terms of the engagement and the qualifications and independence of the independent auditor, including whether the independent auditor provides any consulting, auditing or tax services to the investment adviser (hereinafter, the “Adviser”) or a sub-adviser, and to receive the independent auditor’s specific representations as to their independence, delineating all relationships between the independent auditor and the Trust, consistent with PCAOB 3526 or any other applicable auditing standard. PCAOB Rule 3526 requires that, at least annually, the auditor: (1) disclose to the Committee in writing all relationships between the auditor and its related entities and the Trust and its related entities that in the auditor’s professional judgment may reasonably be thought to bear on independence; (2) confirm in its letter that, in its professional judgment, it is independent of the Trust within the meaning of the Securities Acts administered by the SEC; and (3) discuss the auditor’s independence with the Committee. The Committee is responsible for actively engaging in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditor and for taking, or recommending that the full Board take, appropriate action to oversee the independence of the independent auditor. The Committee is also authorized to review in advance, and consider approval of, any and all proposals by management or the Adviser that the Trust, Adviser or their affiliated persons, employ the independent auditor to render “permissible non-audit services” to the Trust and to consider whether such services are consistent with the independent auditor’s independence. The Committee may delegate to one or more of its members (“Delegates”) authority to pre-approve permissible non-audit services to be provided to the Trust. Any pre-approval determination of a Delegate shall be presented to the full Committee at its next meeting. The Committee shall communicate any pre-approval made by it or a Delegate to the Adviser, who will ensure that the appropriate disclosure is made in the Trust’s periodic reports required by Section 30 of the Investment Company Act of 1940, as amended, and other documents as required under the federal securities laws.

(e)(2) None of the services described in each of paragraphs (b) through (d) of this Item involved a waiver of the pre-approval requirement by the Audit Committee pursuant to Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the Registrant’s accountant for services to the Registrant and to the Registrant’s investment adviser and all entities controlling, controlled by, or under common control with the Adviser that provide services to the Registrant for the Registrant’s fiscal years ended October 31, 2024 and October 31, 2023 and were $629,124 and $1,171,994, respectively.

(h) The Registrant’s Audit Committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) or Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence and has concluded that it is.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Included as part of the Financial Statements filed under Item 7 of this Form N-CSR.

(b) Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)

abrdn Funds
Equity Series
Annual Financial Statements and Additional Information
October 31, 2024
abrdn China A Share Equity Fund
Class A - GOPAX ■	Class C - GOPCX■	Class R - GOPRX■	Institutional Class - GOPIX■	Institutional Service Class - GOPSX
abrdn Dynamic Dividend Fund
Class A - ADAVX ■	Institutional Class - ADVDX
abrdn EM SMA Completion Fund
Institutional Class - ASEMX
abrdn Emerging Markets Dividend Fund (formerly, abrdn International Sustainable Leaders Fund)
Institutional Class - JIEIX
abrdn Emerging Markets ex-China Fund
Class A - GLLAX ■	Class C - GLLCX■	Class R - GWLRX■	Institutional Class - GWLIX■	Institutional Service Class - GLLSX
abrdn Emerging Markets Fund
Class A - GEGAX ■	Class C - GEGCX■	Class R - GEMRX■	Institutional Class - ABEMX■	Institutional Service Class - AEMSX
abrdn Focused U.S. Small Cap Equity Fund (formerly, abrdn U.S. Sustainable Leaders Smaller Companies Fund)
Institutional Class - GGUIX
abrdn Global Equity Impact Fund
Class A - JETAX ■	Institutional Class - JETIX
abrdn Global Infrastructure Fund
Class A - AIAFX ■	Institutional Class - AIFRX
abrdn International Small Cap Fund
Class A - WVCCX ■	Class C - CPVCX■	Class R - WPVAX■	Institutional Class - ABNIX
abrdn Realty Income & Growth Fund
Class A - AIAGX ■	Institutional Class - AIGYX
abrdn U.S. Small Cap Equity Fund
Class A - GSXAX ■	Class C - GSXCX■	Class R - GNSRX■	Institutional Class - GSCIX■	Institutional Service Class - GSXIX
abrdn U.S. Sustainable Leaders Fund
Class A - GXXAX ■	Class C - GXXCX■	Institutional Class - GGLIX■	Institutional Service Class - GXXIX

Financial Statements and Financial Highlights for Open-End Management Investment Companies (Item 7):
Statements of Investments	Page 1
abrdn China A Share Equity Fund	Page 1
abrdn Dynamic Dividend Fund	Page 3
abrdn EM SMA Completion Fund	Page 5
abrdn Emerging Markets Dividend Fund	Page 6
abrdn Emerging Markets ex-China Fund	Page 9
abrdn Emerging Markets Fund	Page 11
abrdn Focused U.S. Small Cap Equity Fund	Page 13
abrdn Global Equity Impact Fund	Page 14
abrdn Global Infrastructure Fund	Page 16
abrdn International Small Cap Fund	Page 18
abrdn Realty Income & Growth Fund	Page 20
abrdn U.S. Small Cap Equity Fund	Page 21
abrdn U.S. Sustainable Leaders Fund	Page 22
Financial Statements	Page 23
Notes to Financial Statements	Page 74
Report of Independent Registered Public Accounting Firm	Page 103
Other Tax Information	Page 104
Changes in and Disagreement with Accountants for Open-End Management Investment Companies (Item 8)	Page 105
Proxy Disclosures for Open-End Management Investment Companies (Item 9)	Page 106
Remuneration paid to Trustees, Officers and Others of Open-End Management Investment Companies (Item 10)	Page 107
Board Approval of the Investment Advisory and Sub-Advisory Agreements (Item 11)	Page 108

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other fund information, please call 866-667-9231 to request a prospectus, or download a prospectus at https://www.abrdn.com/us/literature. Please read it carefully before investing any money.
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The complete schedule of portfolio holdings for each fund of abrdn Funds (each a “Fund” and collectively, the “Funds”) is included in the Funds’ semi-annual and annual reports to shareholders. abrdn Funds also files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-PORT. The Funds’ Form N-PORT filings are available on the Commission’s website at http://www.sec.gov and the Funds make the information on the exhibit to Form N-PORT available to shareholders upon request without charge by calling 1-866-667-9231.
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Financial Statements and Financial Highlights for Open-End Management Investment Companies
Statement of Investments
October 31, 2024 abrdn China A Share Equity Fund

	Shares	Value
COMMON STOCKS—92.7%
CHINA—92.7%
Consumer Discretionary—16.3%
BYD Co. Ltd., A Shares (Stock Connect)(a)	16,500	$ 679,317
BYD Co. Ltd., H Shares	3,000	108,356
China Tourism Group Duty Free Corp. Ltd., A Shares (Stock Connect)(a)	16,695	159,144
Fuyao Glass Industry Group Co. Ltd., A Shares (Stock Connect)(a)	114,338	914,114
Midea Group Co. Ltd.(b)	18,300	171,957
Midea Group Co. Ltd., A Shares (Stock Connect)(a)	72,942	730,595
Zhejiang Shuanghuan Driveline Co. Ltd., A Shares (Stock Connect)(a)	106,400	419,785
		3,183,268
Consumer Staples—16.3%
Foshan Haitian Flavouring & Food Co. Ltd., A Shares (Stock Connect)(a)	25,071	154,221
Inner Mongolia Yili Industrial Group Co. Ltd., A Shares (Stock Connect)(a)	152,700	599,621
Kweichow Moutai Co. Ltd., A Shares (Stock Connect)(a)	7,063	1,515,744
Proya Cosmetics Co. Ltd., A Shares (Stock Connect)(a)	53,893	726,082
Yifeng Pharmacy Chain Co. Ltd., A Shares (Stock Connect)(a)	53,620	178,719
		3,174,387
Energy —0.0%
G3 Exploration Ltd.(b)(c)(d)(e)	53,000	–
Financials—17.3%
Bank of Ningbo Co. Ltd., A Shares (Stock Connect)(a)	94,616	339,894
China Construction Bank Corp., A Shares (Stock Connect)(a)	90,700	101,077
China Construction Bank Corp., H Shares	410,000	318,257
China Merchants Bank Co. Ltd., A Shares (Stock Connect)(a)	173,232	909,785
CITIC Securities Co. Ltd., A Shares (Stock Connect)(a)	86,200	340,370
CITIC Securities Co. Ltd., H Shares	89,000	245,804
Jiangsu Changshu Rural Commercial Bank Co. Ltd., A Shares (Stock Connect)(a)	237,100	231,641
Ping An Insurance Group Co. of China Ltd., A Shares (Stock Connect)(a)	73,737	579,675
Ping An Insurance Group Co. of China Ltd., H Shares	48,500	300,495
		3,366,998
Health Care—6.7%
Aier Eye Hospital Group Co. Ltd., A Shares (Stock Connect)(a)	75,827	154,141
China Resources Sanjiu Medical & Pharmaceutical Co. Ltd., A Shares (Stock Connect)(a)	29,480	186,543
Hangzhou Tigermed Consulting Co. Ltd., A Shares (Stock Connect)(a)	35,767	316,212
Shares		Value

Jiangsu Hengrui Pharmaceuticals Co. Ltd., A Shares (Stock Connect)(a)	39,255	$ 257,298
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., A Shares (Stock Connect)(a)	10,510	393,442
		1,307,636
Industrials—26.3%
Centre Testing International Group Co. Ltd., A Shares (Stock Connect)(a)	204,888	397,092
Contemporary Amperex Technology Co. Ltd., A Shares (Stock Connect)(a)	41,302	1,432,289
Guangzhou Baiyun International Airport Co. Ltd., A Shares (Stock Connect)(a)	228,600	311,162
Jiangsu Hengli Hydraulic Co. Ltd., A Shares (Stock Connect)(a)	56,700	412,122
NARI Technology Co. Ltd., A Shares (Stock Connect)(a)	137,662	502,600
Shanghai International Airport Co. Ltd., A Shares (Stock Connect)(a)	19,210	94,347
Shenzhen Inovance Technology Co. Ltd., A Shares (Stock Connect)(a)	41,789	326,015
Sieyuan Electric Co. Ltd., A Shares (Stock Connect)(a)	37,539	402,721
Sungrow Power Supply Co. Ltd., A Shares (Stock Connect)(a)	55,509	706,909
Yutong Bus Co. Ltd., A Shares (Stock Connect)(a)	106,200	361,394
Zhejiang Weixing New Building Materials Co. Ltd., A Shares (Stock Connect)(a)	92,100	192,840
		5,139,491
Information Technology—5.9%
Glodon Co. Ltd., A Shares (Stock Connect)(a)	18,304	36,400
Hundsun Technologies, Inc., A Shares (Stock Connect)(a)	37,995	142,793
Luxshare Precision Industry Co. Ltd., A Shares (Stock Connect)(a)	63,870	375,994
SG Micro Corp., A Shares (Stock Connect)(a)	40,213	503,217
StarPower Semiconductor Ltd., A Shares (Stock Connect)(a)	7,300	98,585
		1,156,989
Materials—1.9%
Satellite Chemical Co. Ltd., A Shares (Stock Connect)(a)	67,000	177,925
Wanhua Chemical Group Co. Ltd., A Shares (Stock Connect)(a)	17,817	188,469
		366,394
Utilities—2.0%
ENN Natural Gas Co. Ltd., A Shares (Stock Connect)(a)	148,900	383,775
Total China		18,078,938
Total Common Stocks		18,078,938
EXCHANGE-TRADED FUNDS—3.9%
KraneShares Bosera MSCI China A 50 Connect Index ETF	31,027	769,470
Total Exchange-Traded Funds		769,470

See accompanying Notes to Financial Statements.
2024 Annual Report	1

Statement of Investments  (concluded)
October 31, 2024 abrdn China A Share Equity Fund

Shares		Value
SHORT-TERM INVESTMENT—3.5%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 4.82%(f)	678,929	$ 678,929
Total Short-Term Investment		678,929
Total Investments (Cost $20,795,698)(g)—100.1%		19,527,337
Liabilities in Excess of Other Assets—(0.1%)		(24,600)
Net Assets—100.0%		$19,502,737

(a)	China A Shares. These shares are issued in local currency, traded in the local stock markets and are held through either a Qualified Foreign Institutional Investor (QFII) license or the Shanghai or Shenzhen Hong-Kong Stock Connect program.
(b)	Non-income producing security.
(c)	Fair Value is determined pursuant to procedures approved by the Fund’s Board of Trustees. Unless otherwise noted, securities are valued by applying valuation factors to the exchange traded price. See Note 2(a) of the accompanying Notes to Financial Statements for inputs used.
(d)	The Fund’s adviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. Illiquid securities held by the Fund represent 0.0% of net assets as of October 31, 2024.
(e)	Level 3 security. See Note 2(a) of the accompanying Notes to Financial Statements.
(f)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of October 31, 2024.
(g)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.
Amounts listed as “–” are $0 or round to $0.

ETF	Exchange-Traded Fund

See accompanying Notes to Financial Statements.
2	2024 Annual Report

Statement of Investments
October 31, 2024 abrdn Dynamic Dividend Fund

Shares		Value
COMMON STOCKS—98.1%
AUSTRALIA—0.8%
Materials—0.8%
Rio Tinto PLC, ADR	11,600	$ 752,724
BRAZIL—1.6%
Industrials—1.0%
CCR SA	436,700	925,388
Materials—0.6%
Vale SA, ADR	57,500	615,250
Total Brazil		1,540,638
CANADA—1.2%
Energy—1.2%
Enbridge, Inc.	28,400	1,147,360
CHINA—1.5%
Communication Services—0.8%
Tencent Holdings Ltd.	15,100	787,346
Financials—0.7%
Ping An Insurance Group Co. of China Ltd., H Shares	113,700	704,460
Total China		1,491,806
DENMARK—2.2%
Financials—1.3%
Tryg AS	55,300	1,305,121
Health Care—0.9%
Novo Nordisk AS, Class B	7,500	841,238
Total Denmark		2,146,359
FRANCE—6.0%
Consumer Discretionary—0.8%
LVMH Moet Hennessy Louis Vuitton SE	1,210	805,521
Consumer Staples—2.3%
Danone SA	18,300	1,307,325
Pernod Ricard SA	7,300	910,810
		2,218,135
Energy—0.9%
TotalEnergies SE, ADR	14,300	894,608
Industrials—0.7%
Teleperformance SE	6,249	662,406
Utilities—1.3%
Engie SA	74,600	1,250,409
Total France		5,831,079
GERMANY—4.3%
Communication Services—1.2%
Deutsche Telekom AG	37,900	1,145,850
Consumer Discretionary—0.9%
Mercedes-Benz Group AG	14,400	874,809
Financials—1.2%
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	2,300	1,176,175
Utilities—1.0%
RWE AG	30,000	972,287
Total Germany		4,169,121
HONG KONG—0.6%
Financials—0.6%
Hong Kong Exchanges & Clearing Ltd.	14,500	580,585
Shares		Value

IRELAND—0.9%
Information Technology—0.9%
Accenture PLC, Class A	2,500	$ 862,050
ISRAEL—0.7%
Energy—0.7%
Energean PLC	56,600	734,208
JAPAN—1.1%
Financials—1.1%
Mitsubishi UFJ Financial Group, Inc.	99,800	1,051,915
NETHERLANDS—3.3%
Financials—1.2%
ING Groep NV, Series N	71,800	1,218,474
Information Technology—2.1%
ASML Holding NV	1,500	1,009,696
BE Semiconductor Industries NV	9,600	1,021,883
		2,031,579
Total Netherlands		3,250,053
SINGAPORE—1.2%
Financials—1.2%
Oversea-Chinese Banking Corp. Ltd.	106,400	1,220,738
SOUTH KOREA—0.6%
Materials—0.6%
LG Chem Ltd.	2,600	584,595
SPAIN—1.1%
Consumer Discretionary—1.1%
Amadeus IT Group SA	14,300	1,036,653
TAIWAN—1.9%
Information Technology—1.9%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	9,800	1,867,292
UNITED KINGDOM—5.1%
Consumer Discretionary—1.0%
Playtech PLC(a)	53,100	497,091
Taylor Wimpey PLC	271,100	512,564
		1,009,655
Financials—1.3%
London Stock Exchange Group PLC	9,200	1,246,930
Health Care—1.3%
AstraZeneca PLC, ADR	17,900	1,273,585
Industrials—1.0%
Melrose Industries PLC	151,900	930,296
Real Estate—0.5%
UNITE Group PLC, REIT	42,500	480,762
Total United Kingdom		4,941,228
UNITED STATES—64.0%
Communication Services—2.2%
Alphabet, Inc., Class C	12,400	2,141,356
Consumer Discretionary—6.5%
Genuine Parts Co.	7,700	883,190
Las Vegas Sands Corp.	14,800	767,380
Lowe's Cos., Inc.	5,600	1,466,248
NIKE, Inc., Class B	10,400	802,152
TJX Cos., Inc.	12,900	1,458,087
Wyndham Hotels & Resorts, Inc.	11,219	990,862
		6,367,919

See accompanying Notes to Financial Statements.
2024 Annual Report	3

Statement of Investments  (concluded)
October 31, 2024 abrdn Dynamic Dividend Fund

	Shares	Value
COMMON STOCKS (continued)
UNITED STATES (continued)
Consumer Staples—5.8%
Coca-Cola Co.	21,600	$ 1,410,696
Keurig Dr. Pepper, Inc.	30,300	998,385
Mondelez International, Inc., Class A	15,000	1,027,200
Nestle SA	9,800	926,028
Target Corp.	8,500	1,275,340
		5,637,649
Energy—2.0%
Schlumberger NV	16,700	669,169
Williams Cos., Inc.	24,800	1,298,776
		1,967,945
Financials—9.3%
Bank of America Corp.	28,500	1,191,870
Blackstone, Inc.	5,900	989,725
CME Group, Inc.	4,800	1,081,728
Fidelity National Information Services, Inc.	14,900	1,336,977
Goldman Sachs Group, Inc.	3,300	1,708,707
JPMorgan Chase & Co.	7,400	1,642,208
MetLife, Inc.	14,100	1,105,722
		9,056,937
Health Care—9.6%
AbbVie, Inc.	7,800	1,590,186
CVS Health Corp.	13,700	773,502
Eli Lilly & Co.	600	497,844
Johnson & Johnson	4,100	655,426
Medtronic PLC	11,400	1,017,450
Merck & Co., Inc.	10,400	1,064,128
Roche Holding AG	4,000	1,239,614
Sanofi SA	13,100	1,384,405
UnitedHealth Group, Inc.	2,000	1,129,000
		9,351,555
Industrials—5.7%
FedEx Corp.	3,800	1,040,630
Ferrovial SE	26,100	1,047,467
Norfolk Southern Corp.	5,600	1,402,408
Schneider Electric SE	4,200	1,088,004
Waste Management, Inc.	4,700	1,014,495
		5,593,004
Information Technology—15.2%
Amdocs Ltd.	12,900	1,131,910
Analog Devices, Inc.	6,400	1,427,904
Apple, Inc.	17,300	3,908,243
Broadcom, Inc.	14,700	2,495,619
Cisco Systems, Inc.	26,900	1,473,313
Shares		Value

Microsoft Corp.	8,600	$ 3,494,610
Oracle Corp.	5,300	889,552
		14,821,151
Materials—2.0%
Linde PLC	2,700	1,234,686
Newmont Corp.	15,300	695,232
		1,929,918
Real Estate—2.1%
American Tower Corp., REIT	4,800	1,024,992
Gaming & Leisure Properties, Inc., REIT	20,200	1,013,838
		2,038,830
Utilities—3.6%
CMS Energy Corp.	16,500	1,148,565
FirstEnergy Corp.	22,200	928,626
NextEra Energy Partners LP	16,200	313,470
NextEra Energy, Inc.	13,600	1,077,800
		3,468,461
Total United States		62,374,725
Total Common Stocks		95,583,129
PREFERRED STOCKS—1.3%
SOUTH KOREA—1.3%
Information Technology—1.3%
Samsung Electronics Co. Ltd.	37,700	1,296,890
Total Preferred Stocks		1,296,890
SHORT-TERM INVESTMENT—0.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 4.82%(b)	24,021	24,021
Total Short-Term Investment		24,021
Total Investments (Cost $70,395,462)(c)—99.4%		96,904,040
Other Assets in Excess of Liabilities—0.6%		594,715
Net Assets—100.0%		$97,498,755

(a)	Non-income producing security.
(b)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of October 31, 2024.
(c)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

ADR	American Depositary Receipt
EUR	Euro Currency
PLC	Public Limited Company
REIT	Real Estate Investment Trust
USD	U.S. Dollar

As of October 31, 2024, the Fund held the following forward foreign currency contracts:

Sale Contracts Settlement Date	Counterparty	Currency Purchased	Amount Purchased	Currency Sold	Amount Sold	Fair Value	Unrealized Appreciation/ (Depreciation)
United States Dollar/Euro
01/13/2025	HSBC Bank PLC	USD	8,863,536	EUR	8,000,000	$8,728,574	$134,962

See accompanying Notes to Financial Statements.
4	2024 Annual Report

Statement of Investments
October 31, 2024 abrdn EM SMA Completion Fund

Shares		Value
COMMON STOCKS—83.4%
BRAZIL—3.7%
Consumer Staples—2.2%
Raia Drogasil SA	1,778	$ 7,486
Energy—1.5%
PRIO SA	728	5,161
Total Brazil		12,647
CHINA—19.6%
Consumer Discretionary—2.8%
Midea Group Co. Ltd.(a)	1,000	9,397
Health Care—5.0%
Aier Eye Hospital Group Co. Ltd., A Shares (Stock Connect)(b)	4,800	9,765
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., A Shares (Stock Connect)(b)	195	7,306
		17,071
Industrials—10.2%
Contemporary Amperex Technology Co. Ltd., A Shares (Stock Connect)(b)	445	15,445
NARI Technology Co. Ltd., A Shares (Stock Connect)(b)	2,880	10,523
Sungrow Power Supply Co. Ltd., A Shares (Stock Connect)(b)	703	8,960
		34,928
Real Estate—1.6%
China Resources Land Ltd.	1,630	5,433
Total China		66,829
INDIA—18.1%
Consumer Discretionary—4.5%
Mahindra & Mahindra Ltd., GDR(c)(d)	469	15,383
Consumer Staples—4.0%
ITC Ltd., GDR(c)	2,337	13,598
Industrials—4.5%
Larsen & Toubro Ltd., GDR(c)	356	15,272
Materials—5.1%
UltraTech Cement Ltd., GDR(c)(d)	133	17,503
Total India		61,756
INDONESIA—2.4%
Communication Services—2.4%
Telkom Indonesia Persero Tbk. PT	45,500	8,133
MEXICO—3.2%
Financials—0.6%
Grupo Financiero Banorte SAB de CV, Class O	320	2,233
Materials—2.6%
Grupo Mexico SAB de CV	1,694	8,889
Total Mexico		11,122
POLAND—2.0%
Industrials—2.0%
InPost SA(a)	359	7,003
SAUDI ARABIA—7.4%
Energy—2.5%
Saudi Arabian Oil Co.(c)	1,179	8,469
Financials—4.9%
Al Rajhi Bank	716	16,730
Total Saudi Arabia		25,199
Shares		Value

SOUTH KOREA—10.6%
Industrials—6.0%
HD Korea Shipbuilding & Offshore Engineering Co. Ltd.	71	$ 9,394
Samsung C&T Corp.	54	4,559
Samsung E&A Co. Ltd.(a)	494	6,358
		20,311
Information Technology—4.6%
SK Hynix, Inc.	121	15,841
Total South Korea		36,152
TAIWAN—11.2%
Information Technology—11.2%
Accton Technology Corp.	741	12,452
Chroma ATE, Inc.	519	6,560
MediaTek, Inc.	290	11,289
Yageo Corp.	465	7,909
		38,210
UNITED ARAB EMIRATES—5.2%
Financials—2.6%
Abu Dhabi Islamic Bank PJSC	2,614	8,967
Real Estate—2.6%
Aldar Properties PJSC	4,256	8,822
Total United Arab Emirates		17,789
Total Common Stocks		284,840
PREFERRED STOCKS—14.7%
BRAZIL—2.8%
Financials—2.8%
Itausa SA	5,185	9,516
SOUTH KOREA—11.9%
Information Technology—11.9%
Samsung Electronics Co. Ltd.	1,179	40,558
Total Preferred Stocks		50,074
SHORT-TERM INVESTMENT—1.5%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 4.82%(e)	5,157	5,157
Total Short-Term Investment		5,157
Total Investments (Cost $342,651)(f)—99.6%		340,071
Other Assets in Excess of Liabilities—0.4%		1,369
Net Assets—100.0%		$341,440

(a)	Non-income producing security.
(b)	China A Shares. These shares are issued in local currency, traded in the local stock markets and are held through either a Qualified Foreign Institutional Investor (QFII) license or the Shanghai or Shenzhen Hong-Kong Stock Connect program.
(c)	Denotes a security issued under Regulation S or Rule 144A.
(d)	The Fund’s adviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. Illiquid securities held by the Fund represent 9.6% of net assets as of October 31, 2024.
(e)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of October 31, 2024.
(f)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

GDR	Global Depositary Receipt

See accompanying Notes to Financial Statements.
2024 Annual Report	5

Statement of Investments
October 31, 2024 abrdn Emerging Markets Dividend Fund

Shares		Value
COMMON STOCKS—89.5%
BRAZIL—3.9%
Communication Services—1.6%
Telefonica Brasil SA	135,703	$ 1,235,691
Consumer Staples—0.4%
SLC Agricola SA	95,498	280,998
Financials—1.0%
B3 SA - Brasil Bolsa Balcao	172,481	316,862
Itau Unibanco Holding SA	95,277	497,572
		814,434
Health Care—0.5%
Odontoprev SA	215,554	410,160
Utilities—0.4%
Cia de Saneamento Basico do Estado de Sao Paulo SABESP	18,013	286,917
Total Brazil		3,028,200
CHILE—0.4%
Materials—0.4%
Sociedad Quimica y Minera de Chile SA, ADR	8,975	344,550
CHINA—23.5%
Communication Services—8.2%
Autohome, Inc., ADR	14,443	405,848
NetEase, Inc.	85,900	1,382,027
Tencent Holdings Ltd.	88,400	4,609,361
		6,397,236
Consumer Discretionary—8.8%
Alibaba Group Holding Ltd.	151,900	1,858,087
ANTA Sports Products Ltd.	107,000	1,142,031
China Tourism Group Duty Free Corp. Ltd., A Shares (Stock Connect)(a)	34,900	332,955
Fu Shou Yuan International Group Ltd.	783,000	397,654
JD.com, Inc., A Shares (Stock Connect)(a)	21,650	439,045
Li Auto, Inc., A Shares (Stock Connect)(a)(b)	35,700	448,931
Li Ning Co. Ltd.	391,000	797,799
Midea Group Co. Ltd.(b)	72,500	681,252
PDD Holdings, Inc., ADR(b)	4,103	494,781
Zhongsheng Group Holdings Ltd.	221,000	339,851
		6,932,386
Consumer Staples—2.1%
Wuliangye Yibin Co. Ltd., A Shares (Stock Connect)(a)	60,400	1,247,100
Yifeng Pharmacy Chain Co. Ltd., A Shares (Stock Connect)(a)	111,800	372,943
		1,620,043
Financials—1.0%
China Construction Bank Corp., H Shares	615,000	477,385
Ping An Insurance Group Co. of China Ltd., H Shares	46,000	285,006
		762,391
Health Care—1.6%
Aier Eye Hospital Group Co. Ltd., A Shares (Stock Connect)(a)	185,800	378,004
Shares		Value

Hangzhou Tigermed Consulting Co. Ltd., H Shares(c)	72,500	$ 327,337
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., A Shares (Stock Connect)(a)	14,800	554,495
		1,259,836
Industrials—1.8%
Contemporary Amperex Technology Co. Ltd., A Shares (Stock Connect)(a)	22,800	791,318
SITC International Holdings Co. Ltd.	233,000	659,369
		1,450,687
Total China		18,422,579
COLOMBIA—0.4%
Energy—0.4%
Geopark Ltd.	40,178	314,996
GEORGIA—1.6%
Financials—1.6%
Bank of Georgia Group PLC	22,916	1,229,241
GREECE—0.8%
Financials—0.8%
National Bank of Greece SA	84,055	658,548
HONG KONG—1.7%
Consumer Staples—1.4%
Budweiser Brewing Co. APAC Ltd.(c)	1,077,400	1,123,704
Financials—0.3%
AIA Group Ltd.	31,000	244,662
Total Hong Kong		1,368,366
INDIA—10.6%
Consumer Discretionary—0.8%
Mahindra & Mahindra Ltd., GDR(c)(d)	18,673	612,474
Financials—7.6%
HDFC Bank Ltd., ADR	61,976	3,906,347
ICICI Bank Ltd., ADR	68,488	2,082,720
		5,989,067
Information Technology—2.2%
Infosys Ltd., ADR	83,370	1,743,267
Total India		8,344,808
INDONESIA—4.6%
Communication Services—1.7%
Telkom Indonesia Persero Tbk. PT	7,354,200	1,314,510
Financials—2.9%
Bank Mandiri Persero Tbk. PT	2,960,500	1,256,787
Bank Rakyat Indonesia Persero Tbk. PT	3,442,300	1,049,399
		2,306,186
Total Indonesia		3,620,696
KAZAKHSTAN—1.7%
Energy—0.0%
NAC Kazatomprom JSC, GDR(c)	229	8,954
Financials—1.4%
Kaspi.KZ JSC, ADR	9,731	1,071,772
Industrials—0.3%
Air Astana JSC, GDR(b)(c)(d)	35,339	216,275
Total Kazakhstan		1,297,001

See accompanying Notes to Financial Statements.
6	2024 Annual Report

Statement of Investments  (continued)
October 31, 2024 abrdn Emerging Markets Dividend Fund

Shares		Value
COMMON STOCKS (continued)
LATVIA—0.0%
Financials—0.0%
Parex Bank(b)(d)(e)	1,424,182	$ –
MACAO—1.1%
Consumer Discretionary—1.1%
Sands China Ltd.(b)	328,000	834,523
MALAYSIA—0.8%
Financials—0.8%
RHB Bank Bhd.	408,094	596,514
MEXICO—7.0%
Financials—1.5%
Grupo Financiero Banorte SAB de CV, Class O	171,060	1,193,859
Industrials—2.0%
Grupo Aeroportuario del Centro Norte SAB de CV	97,208	810,718
Grupo Aeroportuario del Sureste SAB de CV, B Shares	27,853	742,877
		1,553,595
Materials—3.5%
Grupo Mexico SAB de CV	519,532	2,725,989
Total Mexico		5,473,443
NIGERIA—0.3%
Energy—0.3%
SEPLAT Energy PLC(c)	84,921	245,283
PANAMA—0.3%
Industrials—0.3%
Copa Holdings SA, Class A	2,739	266,505
PERU—1.0%
Financials—1.0%
Credicorp Ltd.	4,194	772,241
PHILIPPINES—0.8%
Industrials—0.8%
Asian Terminals, Inc.(d)	1,812,600	598,273
SAUDI ARABIA—0.6%
Financials—0.6%
Saudi National Bank	55,451	487,466
SINGAPORE—1.5%
Information Technology—0.2%
AEM Holdings Ltd.	165,337	161,196
Real Estate—1.3%
Capitaland India Trust, UNIT	1,223,200	1,007,540
Total Singapore		1,168,736
SOUTH AFRICA—2.1%
Communication Services—1.0%
Vodacom Group Ltd.	124,881	781,841
Financials—0.9%
Sanlam Ltd.	140,065	696,988
Materials—0.2%
Anglo American Platinum Ltd.	4,804	188,833
Total South Africa		1,667,662
SOUTH KOREA—4.4%
Financials—1.2%
Shinhan Financial Group Co. Ltd.	25,404	946,304
Shares		Value

Industrials—2.4%
HD Korea Shipbuilding & Offshore Engineering Co. Ltd.	5,621	$ 743,719
KEPCO Plant Service & Engineering Co. Ltd.	9,419	304,329
Samsung C&T Corp.	6,287	530,851
Samsung E&A Co. Ltd.(b)	25,846	332,636
		1,911,535
Information Technology—0.5%
SK Hynix, Inc.	3,162	413,949
Materials—0.3%
Hansol Chemical Co. Ltd.	2,173	197,008
Total South Korea		3,468,796
TAIWAN—18.3%
Industrials—0.4%
Sporton International, Inc.	49,000	319,743
Information Technology—17.9%
Accton Technology Corp.	30,000	504,110
Chroma ATE, Inc.	120,000	1,516,782
Hon Hai Precision Industry Co. Ltd.	100,000	640,973
MediaTek, Inc.	57,000	2,218,906
Sinbon Electronics Co. Ltd.	29,000	237,384
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	16,728	3,187,353
Taiwan Semiconductor Manufacturing Co. Ltd.	165,000	5,174,316
Yageo Corp.	29,870	508,041
		13,987,865
Total Taiwan		14,307,608
THAILAND—0.5%
Communication Services—0.5%
Digital Telecommunications Infrastructure Fund, UNIT	1,404,200	389,073
UNITED ARAB EMIRATES—1.6%
Consumer Discretionary—0.4%
Americana Restaurants International PLC	463,517	284,471
Energy—0.2%
ADNOC Drilling Co. PJSC	139,389	192,402
Real Estate—0.7%
Aldar Properties PJSC	251,639	521,599
Utilities—0.3%
National Central Cooling Co. PJSC	306,826	270,651
Total United Arab Emirates		1,269,123
Total Common Stocks		70,174,231
EXCHANGE-TRADED FUNDS—4.1%
iShares MSCI India ETF	59,028	3,235,915
Total Exchange-Traded Funds		3,235,915
PREFERRED STOCKS—6.8%
BRAZIL—1.2%
Energy—1.2%
Petroleo Brasileiro SA	148,053	919,681

See accompanying Notes to Financial Statements.
2024 Annual Report	7

Statement of Investments  (concluded)
October 31, 2024 abrdn Emerging Markets Dividend Fund

Shares		Value
PREFERRED STOCKS (continued)
SOUTH KOREA—5.6%
Information Technology—5.6%
Samsung Electronics Co. Ltd.	128,472	$ 4,419,471
Total Preferred Stocks		5,339,152
Total Investments (Cost $84,647,983)(f)—100.4%		78,749,298
Liabilities in Excess of Other Assets—(0.4%)		(333,482)
Net Assets—100.0%		$78,415,816

(a)	China A Shares. These shares are issued in local currency, traded in the local stock markets and are held through either a Qualified Foreign Institutional Investor (QFII) license or the Shanghai or Shenzhen Hong-Kong Stock Connect program.
(b)	Non-income producing security.
(c)	Denotes a security issued under Regulation S or Rule 144A.
(d)	The Fund’s adviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. Illiquid securities held by the Fund represent 1.8% of net assets as of October 31, 2024.
(e)	Level 3 security. See Note 2(a) of the accompanying Notes to Financial Statements.
(f)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

ADR	American Depositary Receipt
ETF	Exchange-Traded Fund
GDR	Global Depositary Receipt
PLC	Public Limited Company

See accompanying Notes to Financial Statements.
8	2024 Annual Report

Statement of Investments
October 31, 2024 abrdn Emerging Markets ex-China Fund

Shares		Value
COMMON STOCKS—93.3%
AUSTRALIA—0.4%
Materials—0.4%
BHP Group Ltd.	22,668	$ 628,777
BRAZIL—6.7%
Consumer Discretionary—1.6%
MercadoLibre, Inc.(a)	1,314	2,676,855
Consumer Staples—1.2%
Raia Drogasil SA	474,470	1,997,717
Energy—1.5%
PRIO SA	350,358	2,483,639
Financials—1.3%
NU Holdings Ltd., Class A(a)	134,923	2,035,988
Industrials—1.1%
Localiza Rent a Car SA	235,005	1,708,196
Total Brazil		10,902,395
CANADA—0.6%
Materials—0.6%
Capstone Copper Corp.(a)	132,601	917,117
CHILE—0.5%
Materials—0.5%
Sociedad Quimica y Minera de Chile SA, ADR	22,228	853,333
INDIA—25.2%
Communication Services—1.8%
Bharti Airtel Ltd.	85,456	1,643,174
Info Edge India Ltd.	14,158	1,247,377
		2,890,551
Consumer Discretionary—2.0%
Indian Hotels Co. Ltd.	180,339	1,445,426
Mahindra & Mahindra Ltd.	55,426	1,804,763
		3,250,189
Consumer Staples—3.3%
Hindustan Unilever Ltd.	55,248	1,657,869
ITC Ltd.	634,811	3,686,494
		5,344,363
Financials—9.0%
360 ONE WAM Ltd.	69,867	899,730
Cholamandalam Financial Holdings Ltd.	50,926	1,028,196
Cholamandalam Investment & Finance Co. Ltd.	112,638	1,694,356
HDFC Bank Ltd.	141,335	2,902,757
ICICI Bank Ltd.	310,540	4,772,943
SBI Life Insurance Co. Ltd.(b)	165,425	3,176,839
		14,474,821
Health Care—0.6%
Torrent Pharmaceuticals Ltd.	26,511	1,005,293
Industrials—2.2%
Havells India Ltd.	77,095	1,502,750
Larsen & Toubro Ltd.	48,708	2,091,439
		3,594,189
Information Technology—1.5%
Tata Consultancy Services Ltd.	52,504	2,473,711
Materials—1.2%
UltraTech Cement Ltd.	14,921	1,961,356
Shares		Value

Real Estate—1.3%
Godrej Properties Ltd.(a)	58,779	$ 2,006,018
Utilities—2.3%
Power Grid Corp. of India Ltd.	984,909	3,746,573
Total India		40,747,064
INDONESIA—3.2%
Communication Services—1.2%
Telkom Indonesia Persero Tbk. PT	10,502,400	1,877,227
Financials—1.6%
Bank Negara Indonesia Persero Tbk. PT	7,567,400	2,524,001
Utilities—0.4%
ReNew Energy Global PLC, Class A(a)	122,083	690,990
Total Indonesia		5,092,218
KAZAKHSTAN—3.1%
Energy—1.1%
NAC Kazatomprom JSC, GDR(b)(c)	45,936	1,796,098
Financials—2.0%
Kaspi.KZ JSC	11,184	1,287,256
Kaspi.KZ JSC, ADR	17,913	1,972,938
		3,260,194
Total Kazakhstan		5,056,292
MEXICO—5.0%
Consumer Staples—0.7%
Fomento Economico Mexicano SAB de CV, ADR	11,784	1,141,752
Financials—0.3%
Grupo Financiero Banorte SAB de CV, Class O	68,109	475,345
Industrials—1.0%
Grupo Aeroportuario del Centro Norte SAB de CV, ADR	25,261	1,693,750
Materials—3.0%
Grupo Mexico SAB de CV	361,407	1,896,305
Southern Copper Corp.	26,336	2,885,109
		4,781,414
Total Mexico		8,092,261
NETHERLANDS—0.7%
Information Technology—0.7%
ASML Holding NV	1,585	1,066,913
PERU—0.9%
Financials—0.9%
Credicorp Ltd.	7,903	1,455,179
POLAND—1.6%
Industrials—1.6%
InPost SA(a)	129,739	2,530,961
SAUDI ARABIA—6.7%
Consumer Discretionary—0.9%
Leejam Sports Co. JSC	29,877	1,511,470
Energy—1.7%
Saudi Arabian Oil Co.(b)	371,244	2,666,666
Financials—3.6%
Al Rajhi Bank	149,775	3,499,584
Saudi Tadawul Group Holding Co.	35,525	2,249,190
		5,748,774

See accompanying Notes to Financial Statements.
2024 Annual Report	9

Statement of Investments  (concluded)
October 31, 2024 abrdn Emerging Markets ex-China Fund

Shares		Value
COMMON STOCKS (continued)
SAUDI ARABIA (continued)
Industrials—0.5%
Riyadh Cables Group Co.	31,539	$ 855,922
Total Saudi Arabia		10,782,832
SOUTH AFRICA—0.8%
Financials—0.8%
Sanlam Ltd.	244,321	1,215,785
SOUTH KOREA—8.8%
Financials—2.0%
Shinhan Financial Group Co. Ltd.	84,763	3,157,438
Health Care—0.8%
Samsung Biologics Co. Ltd.(a)(b)	1,816	1,313,404
Industrials—3.9%
HD Korea Shipbuilding & Offshore Engineering Co. Ltd.	22,141	2,929,495
Samsung C&T Corp.	22,429	1,893,823
Samsung E&A Co. Ltd.(a)	117,593	1,513,412
		6,336,730
Information Technology—2.1%
Samsung Electronics Co. Ltd., GDR(b)	983	854,669
Samsung Electronics Co. Ltd., Preferred Shares, GDR(b)	110	95,920
SK Hynix, Inc.	19,255	2,520,745
		3,471,334
Total South Korea		14,278,906
TAIWAN—23.7%
Consumer Discretionary—1.6%
Makalot Industrial Co. Ltd.	146,880	1,575,797
momo.com, Inc.	22,848	265,127
Poya International Co. Ltd.	43,875	681,930
		2,522,854
Information Technology—22.1%
Accton Technology Corp.	137,000	2,302,104
Chroma ATE, Inc.	361,000	4,562,986
Delta Electronics, Inc.	121,000	1,494,456
Globalwafers Co. Ltd.	98,579	1,283,213
MediaTek, Inc.	38,000	1,479,270
Taiwan Semiconductor Manufacturing Co. Ltd.	746,000	23,394,173
Yageo Corp.	75,352	1,281,618
		35,797,820
Total Taiwan		38,320,674
TURKEY—0.5%
Consumer Staples—0.5%
Coca-Cola Icecek AS	585,684	870,022
UNITED ARAB EMIRATES—3.5%
Financials—1.1%
Abu Dhabi Islamic Bank PJSC	537,544	1,843,986
Real Estate—1.3%
Aldar Properties PJSC	999,585	2,071,944
Utilities—1.1%
Emirates Central Cooling Systems Corp.	3,816,596	1,818,392
Total United Arab Emirates		5,734,322
Shares		Value

UNITED STATES—1.4%
Information Technology—1.4%
Globant SA(a)	11,057	$ 2,320,754
Total Common Stocks		150,865,805
PREFERRED STOCKS—6.1%
BRAZIL—1.1%
Financials—1.1%
Itausa SA	982,862	1,803,900
SOUTH KOREA—5.0%
Information Technology—5.0%
Samsung Electronics Co. Ltd.	235,566	8,103,534
Total Preferred Stocks		9,907,434
SHORT-TERM INVESTMENT—1.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 4.82%(d)	1,639,385	1,639,385
Total Short-Term Investment		1,639,385
Total Investments (Cost $154,402,616)(e)—100.4%		162,412,624
Liabilities in Excess of Other Assets—(0.4%)		(600,025)
Net Assets—100.0%		$161,812,599

(a)	Non-income producing security.
(b)	Denotes a security issued under Regulation S or Rule 144A.
(c)	The Fund’s adviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. Illiquid securities held by the Fund represent 1.1% of net assets as of October 31, 2024.
(d)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of October 31, 2024.
(e)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
PLC	Public Limited Company

See accompanying Notes to Financial Statements.
10	2024 Annual Report

Statement of Investments
October 31, 2024 abrdn Emerging Markets Fund

Shares		Value
COMMON STOCKS—92.3%
BRAZIL—3.3%
Consumer Discretionary—0.9%
MercadoLibre, Inc.(a)	5,155	$ 10,501,663
Consumer Staples—0.8%
Raia Drogasil SA	2,342,006	9,860,822
Energy—0.7%
PRIO SA	1,202,872	8,526,993
Financials—0.9%
NU Holdings Ltd., Class A(a)	761,551	11,491,805
Total Brazil		40,381,283
CHINA—27.0%
Communication Services—7.3%
Tencent Holdings Ltd.	1,745,900	91,034,873
Consumer Discretionary—8.7%
Alibaba Group Holding Ltd.	3,925,400	48,016,696
ANTA Sports Products Ltd.	1,901,400	20,293,989
Midea Group Co. Ltd.(a)	1,266,500	11,900,776
Midea Group Co. Ltd., A Shares (Stock Connect)(b)	1,296,311	12,994,668
Trip.com Group Ltd.(a)	217,100	13,971,356
		107,177,485
Consumer Staples—1.3%
Kweichow Moutai Co. Ltd., A Shares (Stock Connect)(b)	72,506	15,572,833
Financials—2.9%
PICC Property & Casualty Co. Ltd., H Shares	9,977,900	15,136,172
Ping An Insurance Group Co. of China Ltd., H Shares	3,399,000	21,059,455
		36,195,627
Health Care—1.0%
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., A Shares (Stock Connect)(b)	336,797	12,618,385
Industrials—4.9%
Contemporary Amperex Technology Co. Ltd., A Shares (Stock Connect)(b)	838,781	29,111,523
NARI Technology Co. Ltd., A Shares (Stock Connect)(b)	4,385,979	16,026,249
Sungrow Power Supply Co. Ltd., A Shares (Stock Connect)(b)	1,218,598	15,531,637
		60,669,409
Real Estate—0.9%
China Resources Land Ltd.	3,341,000	11,137,001
Total China		334,405,613
HONG KONG—1.5%
Financials—1.5%
AIA Group Ltd.	2,414,200	19,053,636
INDIA—19.5%
Communication Services—1.1%
Bharti Airtel Ltd.	711,135	13,673,921
Consumer Discretionary—2.1%
Indian Hotels Co. Ltd.	1,557,119	12,480,382
Mahindra & Mahindra Ltd.	423,065	13,775,706
		26,256,088
Shares		Value

Consumer Staples—1.2%
Hindustan Unilever Ltd.	468,521	$ 14,059,272
Financials—7.3%
Cholamandalam Investment & Finance Co. Ltd.	622,319	9,361,228
HDFC Bank Ltd.	1,710,770	35,136,016
ICICI Bank Ltd.	1,623,961	24,959,985
SBI Life Insurance Co. Ltd.(c)	1,119,192	21,493,078
		90,950,307
Health Care—0.6%
Torrent Pharmaceuticals Ltd.	201,630	7,645,776
Industrials—0.9%
Havells India Ltd.	588,134	11,464,013
Information Technology—1.5%
Tata Consultancy Services Ltd.	394,178	18,571,584
Materials—1.7%
UltraTech Cement Ltd.	155,291	20,412,904
Real Estate—0.5%
Godrej Properties Ltd.(a)	181,699	6,201,051
Utilities—2.6%
Power Grid Corp. of India Ltd.	8,472,758	32,230,191
Total India		241,465,107
INDONESIA—2.3%
Communication Services—1.0%
Telkom Indonesia Persero Tbk. PT	73,108,900	13,067,684
Financials—1.3%
Bank Negara Indonesia Persero Tbk. PT	47,564,300	15,864,409
Total Indonesia		28,932,093
KAZAKHSTAN—1.1%
Financials—1.1%
Kaspi.KZ JSC, ADR	120,591	13,281,893
MEXICO—5.7%
Consumer Staples—1.0%
Fomento Economico Mexicano SAB de CV, ADR	128,523	12,452,593
Financials—0.3%
Grupo Financiero Banorte SAB de CV, Class O	614,223	4,286,776
Industrials—0.9%
Grupo Aeroportuario del Sureste SAB de CV, B Shares	415,684	11,086,846
Materials—3.5%
Grupo Mexico SAB de CV	2,562,817	13,447,121
Southern Copper Corp.	271,855	29,781,715
		43,228,836
Total Mexico		71,055,051
PERU—0.5%
Financials—0.5%
Credicorp Ltd.	35,157	6,473,458
POLAND—0.7%
Industrials—0.7%
InPost SA(a)	459,786	8,969,548

See accompanying Notes to Financial Statements.
2024 Annual Report	11

Statement of Investments  (concluded)
October 31, 2024 abrdn Emerging Markets Fund

Shares		Value
COMMON STOCKS (continued)
RUSSIA—0.0%
Energy—0.0%
LUKOIL PJSC, ADR(a)(d)(e)	625,991	$ –
Novatek PJSC(d)(e)	267,284	–
		–
Financials—0.0%
Sberbank of Russia PJSC(d)(e)	6,211,074	–
Total Russia		–
SAUDI ARABIA—3.3%
Energy—1.5%
Saudi Arabian Oil Co.(c)	2,496,371	17,931,571
Financials—1.8%
Al Rajhi Bank	969,952	22,663,519
Total Saudi Arabia		40,595,090
SOUTH AFRICA—0.8%
Financials—0.8%
Sanlam Ltd.	2,118,540	10,542,230
SOUTH KOREA—5.5%
Financials—1.3%
Shinhan Financial Group Co. Ltd.	438,436	16,331,826
Industrials—2.4%
HD Korea Shipbuilding & Offshore Engineering Co. Ltd.	101,682	13,453,634
Samsung C&T Corp.	87,907	7,422,547
Samsung E&A Co. Ltd.(a)	704,195	9,062,931
		29,939,112
Information Technology—1.8%
SK Hynix, Inc.	164,698	21,561,244
Total South Korea		67,832,182
TAIWAN—18.1%
Information Technology—18.1%
Accton Technology Corp.	1,019,000	17,122,949
Delta Electronics, Inc.	1,361,000	16,809,541
MediaTek, Inc.	561,000	21,838,701
Taiwan Semiconductor Manufacturing Co. Ltd.	4,980,017	156,170,752
Yageo Corp.	713,819	12,140,927
		224,082,870
UNITED ARAB EMIRATES—2.1%
Financials—1.1%
Abu Dhabi Islamic Bank PJSC	3,829,280	13,135,930
Real Estate—1.0%
Aldar Properties PJSC	6,318,832	13,097,704
Total United Arab Emirates		26,233,634
UNITED STATES—0.9%
Information Technology—0.9%
Globant SA(a)	52,831	11,088,699
Total Common Stocks		1,144,392,387
PREFERRED STOCKS—5.5%
BRAZIL—1.2%
Financials—1.2%
Itausa SA	8,175,588	15,005,101
Shares		Value

SOUTH KOREA—4.3%
Information Technology—4.3%
Samsung Electronics Co. Ltd.	1,556,202	$ 53,533,766
Total Preferred Stocks		68,538,867
SHORT-TERM INVESTMENT—2.6%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 4.82%(f)	32,633,579	32,633,579
Total Short-Term Investment		32,633,579
Total Investments (Cost $1,096,393,127)(g)—100.4%		1,245,564,833
Liabilities in Excess of Other Assets—(0.4%)		(4,775,827)
Net Assets—100.0%		$1,240,789,006

(a)	Non-income producing security.
(b)	China A Shares. These shares are issued in local currency, traded in the local stock markets and are held through either a Qualified Foreign Institutional Investor (QFII) license or the Shanghai or Shenzhen Hong-Kong Stock Connect program.
(c)	Denotes a security issued under Regulation S or Rule 144A.
(d)	The Fund’s adviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. Illiquid securities held by the Fund represent 0.0% of net assets as of October 31, 2024.
(e)	Level 3 security. See Note 2(a) of the accompanying Notes to Financial Statements.
(f)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of October 31, 2024.
(g)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

ADR	American Depositary Receipt

See accompanying Notes to Financial Statements.
12	2024 Annual Report

Statement of Investments
October 31, 2024 abrdn Focused U.S. Small Cap Equity Fund

Shares		Value
COMMON STOCKS—98.7%
CANADA—5.9%
Consumer Discretionary—2.8%
Aritzia, Inc.(a)	10,900	$ 350,951
Financials—3.1%
TMX Group Ltd.	12,264	383,066
Total Canada		734,017
ISRAEL—1.7%
Information Technology—1.7%
Camtek Ltd.	2,663	211,868
UNITED STATES—91.1%
Communication Services—2.2%
Integral Ad Science Holding Corp.(a)	22,772	269,620
Consumer Discretionary—10.6%
Boot Barn Holdings, Inc.(a)	2,319	288,831
Brinker International, Inc.(a)	3,901	400,672
Steven Madden Ltd.	5,922	266,312
Stride, Inc.(a)	3,892	363,046
		1,318,861
Consumer Staples—2.6%
Vita Coco Co., Inc.(a)	11,052	327,250
Energy—4.8%
Magnolia Oil & Gas Corp., Class A	7,383	186,642
Northern Oil & Gas, Inc.	4,744	171,970
SM Energy Co.	5,579	234,151
		592,763
Financials—17.5%
Donnelley Financial Solutions, Inc.(a)	4,493	262,122
Live Oak Bancshares, Inc.	6,558	260,418
PJT Partners, Inc., Class A	2,192	304,600
Seacoast Banking Corp. of Florida	14,490	386,883
Wintrust Financial Corp.	4,139	479,669
WSFS Financial Corp.	9,598	471,934
		2,165,626
Health Care—15.0%
Amicus Therapeutics, Inc.(a)	34,534	394,378
Corcept Therapeutics, Inc.(a)	8,950	438,281
Integer Holdings Corp.(a)	2,678	332,742
Ligand Pharmaceuticals, Inc.(a)	3,024	319,637
Merit Medical Systems, Inc.(a)	3,852	380,038
		1,865,076
Industrials—17.3%
Atmus Filtration Technologies, Inc.	7,376	287,222
AZEK Co., Inc.(a)	7,016	308,704
Casella Waste Systems, Inc., Class A(a)	3,476	340,231
Enpro, Inc.	2,612	380,333
H&E Equipment Services, Inc.	5,187	271,021
Parsons Corp.(a)	2,689	290,842
WNS Holdings Ltd.(a)	5,470	262,505
		2,140,858
Information Technology—11.2%
JFrog Ltd.(a)	7,624	222,468
Q2 Holdings, Inc.(a)	6,390	540,978
Vertex, Inc., Class A(a)	7,374	306,095
Workiva, Inc.(a)	4,040	322,230
		1,391,771
Shares		Value

Materials—7.4%
Graphic Packaging Holding Co.	11,360	$ 321,034
Knife River Corp.(a)	2,765	269,090
Materion Corp.	3,216	326,842
		916,966
Real Estate—2.5%
Terreno Realty Corp., REIT	5,197	311,560
Total United States		11,300,351
Total Common Stocks		12,246,236
SHORT-TERM INVESTMENT—1.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 4.82%(b)	136,748	136,748
Total Short-Term Investment		136,748
Total Investments (Cost $10,878,011)(c)—99.8%		12,382,984
Other Assets in Excess of Liabilities—0.2%		22,476
Net Assets—100.0%		$12,405,460

(a)	Non-income producing security.
(b)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of October 31, 2024.
(c)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

REIT	Real Estate Investment Trust

See accompanying Notes to Financial Statements.
2024 Annual Report	13

Statement of Investments
October 31, 2024 abrdn Global Equity Impact Fund

Shares		Value
COMMON STOCKS—99.5%
BRAZIL—2.9%
Consumer Discretionary—2.0%
MercadoLibre, Inc.(a)	424	$ 863,765
Financials—0.9%
Banco Bradesco SA	181,705	400,443
Total Brazil		1,264,208
CANADA—3.0%
Industrials—3.0%
WSP Global, Inc.	7,282	1,301,592
CHINA—4.9%
Financials—1.5%
Ping An Insurance Group Co. of China Ltd., H Shares	102,000	631,969
Health Care—0.9%
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., A Shares (Stock Connect)	10,700	400,885
Industrials—2.5%
Contemporary Amperex Technology Co. Ltd., A Shares (Stock Connect)	30,800	1,068,974
Total China		2,101,828
DENMARK—4.4%
Health Care—3.1%
Novo Nordisk AS, Class B	11,996	1,345,531
Industrials—1.3%
Vestas Wind Systems AS(a)	28,800	548,851
Total Denmark		1,894,382
INDONESIA—1.6%
Health Care—1.6%
Medikaloka Hermina Tbk. PT(b)	7,267,300	694,549
IRELAND—2.5%
Industrials—2.5%
Kingspan Group PLC	11,886	1,049,616
MEXICO—1.7%
Financials—1.7%
Gentera SAB de CV	556,040	711,393
NETHERLANDS—3.0%
Information Technology—3.0%
ASML Holding NV	1,926	1,296,450
SOUTH AFRICA—1.7%
Consumer Staples—1.7%
Clicks Group Ltd.	34,599	738,570
TAIWAN—6.7%
Industrials—1.8%
Voltronic Power Technology Corp.	11,610	763,523
Information Technology—4.9%
Sinbon Electronics Co. Ltd.	74,000	605,739
Taiwan Semiconductor Manufacturing Co. Ltd.	48,000	1,505,255
		2,110,994
Total Taiwan		2,874,517
UNITED KINGDOM—10.6%
Consumer Discretionary—1.8%
Coats Group PLC	644,569	791,005
Shares		Value

Health Care—3.2%
AstraZeneca PLC	9,827	$ 1,398,319
Industrials—4.0%
RELX PLC	37,353	1,712,997
Utilities—1.6%
SSE PLC	29,453	669,272
Total United Kingdom		4,571,593
UNITED STATES—56.5%
Consumer Discretionary—0.9%
Coursera, Inc.(a)	58,585	407,166
Health Care—9.1%
Insulet Corp.(a)	4,525	1,047,673
Merck & Co., Inc.	11,323	1,158,570
UnitedHealth Group, Inc.	3,030	1,710,435
		3,916,678
Industrials—24.6%
Advanced Drainage Systems, Inc.	7,610	1,140,587
Carlisle Cos., Inc.	2,378	1,004,063
Hubbell, Inc.	2,895	1,236,252
MSA Safety, Inc.	5,070	841,367
NEXTracker, Inc., Class A(a)	8,188	326,046
Schneider Electric SE	4,608	1,193,696
Tetra Tech, Inc.	40,731	1,990,931
Trane Technologies PLC	1,270	470,103
Veralto Corp.	9,710	992,265
Westinghouse Air Brake Technologies Corp.	7,303	1,372,818
		10,568,128
Information Technology—10.3%
Analog Devices, Inc.	4,379	976,999
Autodesk, Inc.(a)	2,889	819,898
Microsoft Corp.	6,446	2,619,332
		4,416,229
Real Estate—5.5%
Equinix, Inc., REIT	1,072	973,462
Prologis, Inc., REIT	12,241	1,382,498
		2,355,960
Utilities—6.1%
American Water Works Co., Inc.	7,125	984,034
NextEra Energy, Inc.	20,695	1,640,078
		2,624,112
Total United States		24,288,273
Total Common Stocks		42,786,971
SHORT-TERM INVESTMENT—0.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 4.82%(c)	29,194	29,194
Total Short-Term Investment		29,194
Total Investments (Cost $38,717,694)(d)—99.6%		42,816,165
Other Assets in Excess of Liabilities—0.4%		157,107
Net Assets—100.0%		$42,973,272

See accompanying Notes to Financial Statements.
14	2024 Annual Report

Statement of Investments  (concluded)
October 31, 2024 abrdn Global Equity Impact Fund

(a)	Non-income producing security.
(b)	Denotes a security issued under Regulation S or Rule 144A.
(c)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of October 31, 2024.
(d)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

PLC	Public Limited Company
REIT	Real Estate Investment Trust

See accompanying Notes to Financial Statements.
2024 Annual Report	15

Statement of Investments
October 31, 2024 abrdn Global Infrastructure Fund

Shares		Value
COMMON STOCKS—99.3%
ARGENTINA—2.0%
Industrials—0.7%
Corp. America Airports SA(a)	16,400	$ 309,796
Materials—1.3%
Loma Negra Cia Industrial Argentina SA, ADR(a)	58,900	539,524
Total Argentina		849,320
AUSTRALIA—0.9%
Industrials—0.9%
Aurizon Holdings Ltd.	185,300	410,860
BRAZIL—4.0%
Industrials—3.2%
CCR SA	349,400	740,395
Rumo SA	183,200	630,642
		1,371,037
Utilities—0.8%
Serena Energia SA(a)	239,907	344,450
Total Brazil		1,715,487
CANADA—5.6%
Energy—3.3%
Enbridge, Inc.	35,100	1,417,764
Industrials—2.3%
Canadian Pacific Kansas City Ltd.	12,600	972,216
Total Canada		2,389,980
FRANCE—10.6%
Industrials—6.1%
Eiffage SA	8,600	800,433
Getlink SE	51,600	876,923
Vinci SA	8,500	952,176
		2,629,532
Utilities—4.5%
Engie SA	51,200	858,189
Veolia Environnement SA	33,200	1,054,090
		1,912,279
Total France		4,541,811
GERMANY—2.6%
Utilities—2.6%
RWE AG	34,000	1,101,926
HONG KONG—1.2%
Utilities—1.2%
CLP Holdings Ltd.	59,100	502,031
INDONESIA—0.7%
Communication Services—0.7%
Sarana Menara Nusantara Tbk. PT	5,845,200	297,939
ITALY—4.4%
Communication Services—1.7%
Infrastrutture Wireless Italiane SpA(b)	62,600	705,800
Utilities—2.7%
Enel SpA	152,900	1,159,605
Total Italy		1,865,405
JAPAN—1.7%
Industrials—1.7%
Japan Airport Terminal Co. Ltd.	20,100	736,306
Shares		Value

MALAYSIA—2.3%
Industrials—2.3%
Malaysia Airports Holdings Bhd.	435,400	$ 1,008,211
MEXICO—2.9%
Industrials—2.9%
Grupo Aeroportuario del Centro Norte SAB de CV	80,100	668,037
Promotora y Operadora de Infraestructura SAB de CV	64,900	565,465
		1,233,502
NIGERIA—1.0%
Communication Services—1.0%
IHS Holding Ltd.(a)	149,000	439,550
PHILIPPINES—2.3%
Industrials—2.3%
International Container Terminal Services, Inc.	142,100	968,363
SPAIN—7.9%
Communication Services—2.7%
Cellnex Telecom SA(a)(b)	31,100	1,142,171
Industrials—3.7%
Aena SME SA(b)	5,700	1,263,234
Sacyr SA	97,977	326,266
		1,589,500
Utilities—1.5%
EDP Renovaveis SA	46,500	630,243
Total Spain		3,361,914
TANZANIA—1.6%
Communication Services—1.6%
Helios Towers PLC(a)	508,900	698,198
UNITED KINGDOM—4.4%
Industrials—1.0%
Mobico Group PLC(a)	495,300	442,914
Utilities—3.4%
National Grid PLC, ADR	11,200	712,208
SSE PLC	31,977	726,626
		1,438,834
Total United Kingdom		1,881,748
UNITED STATES—43.2%
Energy—9.5%
Cheniere Energy, Inc.	5,700	1,090,866
Kinder Morgan, Inc.	58,700	1,438,737
Williams Cos., Inc.	29,500	1,544,915
		4,074,518
Industrials—11.8%
CoreCivic, Inc.(a)	47,800	660,118
Dycom Industries, Inc.(a)	2,600	453,258
Ferrovial SE	29,200	1,171,879
Norfolk Southern Corp.	5,500	1,377,365
Union Pacific Corp.	3,100	719,417
Waste Management, Inc.	3,000	647,550
		5,029,587
Real Estate—5.0%
American Tower Corp., REIT	5,600	1,195,824
Crown Castle, Inc., REIT	8,900	956,661
		2,152,485

See accompanying Notes to Financial Statements.
16	2024 Annual Report

Statement of Investments  (concluded)
October 31, 2024 abrdn Global Infrastructure Fund

Shares		Value
COMMON STOCKS (continued)
UNITED STATES (continued)
Utilities—16.9%
Altus Power, Inc.(a)	69,300	$ 238,392
American Electric Power Co., Inc.	7,368	727,590
CenterPoint Energy, Inc.	33,300	983,349
Clearway Energy, Inc., Class C	22,000	624,360
CMS Energy Corp.	13,394	932,356
FirstEnergy Corp.	14,800	619,084
NextEra Energy Partners LP	25,300	489,555
NextEra Energy, Inc.	15,878	1,258,331
PPL Corp.	25,667	835,718
TXNM Energy, Inc.	11,535	502,234
		7,210,969
Total United States		18,467,559
Total Common Stocks		42,470,110
SHORT-TERM INVESTMENT—0.7%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 4.82%(c)	291,827	291,827
Total Short-Term Investment		291,827
Total Investments (Cost $34,174,624)(d)—100.0%		42,761,937
Liabilities in Excess of Other Assets—(0.0%)		(7,656)
Net Assets—100.0%		$42,754,281

(a)	Non-income producing security.
(b)	Denotes a security issued under Regulation S or Rule 144A.
(c)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of October 31, 2024.
(d)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

ADR	American Depositary Receipt
PLC	Public Limited Company
REIT	Real Estate Investment Trust

See accompanying Notes to Financial Statements.
2024 Annual Report	17

Statement of Investments
October 31, 2024 abrdn International Small Cap Fund

Shares		Value
COMMON STOCKS—96.1%
AUSTRALIA—3.8%
Financials—1.9%
Steadfast Group Ltd.	647,634	$ 2,332,425
Industrials—1.9%
ALS Ltd.	140,000	1,292,394
Johns Lyng Group Ltd.	443,013	1,109,258
		2,401,652
Total Australia		4,734,077
FRANCE—8.2%
Consumer Staples—3.6%
Interparfums SA	96,351	4,400,707
Energy—4.6%
Gaztransport Et Technigaz SA	38,962	5,668,935
Total France		10,069,642
GERMANY—6.7%
Communication Services—4.8%
CTS Eventim AG & Co. KGaA	56,968	5,982,502
Industrials—1.9%
Rational AG	2,363	2,314,091
Total Germany		8,296,593
INDIA—7.8%
Consumer Discretionary—1.5%
UNO Minda Ltd.	160,628	1,869,527
Health Care—5.3%
Poly Medicure Ltd.	193,753	6,626,636
Information Technology—1.0%
Newgen Software Technologies Ltd.	78,739	1,198,135
Total India		9,694,298
ISRAEL—4.8%
Information Technology—4.8%
CyberArk Software Ltd.(a)	12,660	3,500,743
Nova Ltd.(a)	13,041	2,416,498
		5,917,241
ITALY—3.8%
Consumer Discretionary—1.3%
Brunello Cucinelli SpA	15,701	1,553,157
Financials—1.3%
FinecoBank Banca Fineco SpA	97,117	1,550,389
Industrials—1.2%
Interpump Group SpA	34,844	1,548,215
Total Italy		4,651,761
JAPAN—16.0%
Consumer Discretionary—3.0%
Asics Corp.	215,100	3,757,129
Financials—0.8%
Nihon M&A Center Holdings, Inc.	212,700	920,746
Health Care—1.7%
Mani, Inc.	170,800	2,037,816
Industrials—10.5%
BayCurrent, Inc.	36,600	1,189,465
Japan Elevator Service Holdings Co. Ltd.	255,000	4,882,585
Open Up Group, Inc.	97,400	1,283,657
Shares		Value

Sanwa Holdings Corp.	133,300	$ 3,377,028
SHO-BOND Holdings Co. Ltd.	64,400	2,265,497
		12,998,232
Total Japan		19,713,923
MEXICO—1.7%
Financials—1.7%
Regional SAB de CV	333,265	2,120,058
NORWAY—1.4%
Materials—1.4%
Borregaard ASA	96,921	1,709,303
POLAND—2.0%
Consumer Staples—2.0%
Dino Polska SA(a)(b)	30,412	2,520,182
SPAIN—1.8%
Consumer Discretionary—1.8%
CIE Automotive SA	83,906	2,251,504
SWEDEN—2.8%
Industrials—2.8%
AddTech AB, B Shares	125,626	3,497,584
TAIWAN—8.0%
Consumer Discretionary—2.0%
Makalot Industrial Co. Ltd.	226,720	2,432,358
Industrials—2.1%
Voltronic Power Technology Corp.	40,500	2,663,451
Information Technology—3.9%
Chroma ATE, Inc.	110,000	1,390,383
Sinbon Electronics Co. Ltd.	415,000	3,397,050
		4,787,433
Total Taiwan		9,883,242
THAILAND—2.9%
Information Technology—2.9%
Fabrinet(a)	14,938	3,599,610
UNITED KINGDOM—19.5%
Communication Services—5.7%
4imprint Group PLC	29,897	1,969,335
Gamma Communications PLC	203,594	4,168,888
YouGov PLC	157,389	937,536
		7,075,759
Consumer Discretionary—2.8%
Games Workshop Group PLC	22,291	3,445,704
Financials—5.5%
Alpha Group International PLC(b)	68,856	1,891,150
Intermediate Capital Group PLC	183,887	4,884,850
		6,776,000
Industrials—4.1%
Diploma PLC	93,021	5,113,710
Materials—1.4%
Hill & Smith PLC	66,702	1,744,588
Total United Kingdom		24,155,761
VIETNAM—4.9%
Information Technology—4.9%
FPT Corp.	1,121,758	6,005,244
Total Common Stocks		118,820,023

See accompanying Notes to Financial Statements.
18	2024 Annual Report

Statement of Investments  (concluded)
October 31, 2024 abrdn International Small Cap Fund

Shares		Value
PREFERRED STOCKS—1.8%
GERMANY—1.8%
Industrials—1.8%
Jungheinrich AG	79,720	$ 2,182,132
Total Preferred Stocks		2,182,132
SHORT-TERM INVESTMENT—0.8%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 4.82%(c)	938,650	938,650
Total Short-Term Investment		938,650
Total Investments (Cost $104,368,481)(d)—98.7%		121,940,805
Other Assets in Excess of Liabilities—1.3%		1,627,056
Net Assets—100.0%		$123,567,861

(a)	Non-income producing security.
(b)	Denotes a security issued under Regulation S or Rule 144A.
(c)	The rate shown is the 7 day yield as of October 31, 2024.
(d)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

PLC	Public Limited Company

See accompanying Notes to Financial Statements.
2024 Annual Report	19

Statement of Investments
October 31, 2024 abrdn Realty Income & Growth Fund

	Shares	Value
COMMON STOCKS—99.8%
UNITED STATES—99.8%
Data Center REITs—16.8%
Digital Realty Trust, Inc., REIT	17,057	$ 3,040,069
Equinix, Inc., REIT	4,195	3,809,396
		6,849,465
Health Care REITs—23.5%
American Healthcare REIT, Inc.	37,916	1,008,566
Healthpeak Properties, Inc., REIT	59,238	1,329,893
Omega Healthcare Investors, Inc., REIT	34,035	1,445,466
Ventas, Inc., REIT	26,358	1,726,185
Welltower, Inc., REIT	30,011	4,047,884
		9,557,994
Hotel & Resort REITs—0.6%
Host Hotels & Resorts, Inc., REIT	13,885	239,377
Industrial REITs—9.8%
Prologis, Inc., REIT	30,186	3,409,207
STAG Industrial, Inc.	15,524	578,735
		3,987,942
Multi-Family Residential REITs—9.3%
AvalonBay Communities, Inc., REIT	8,397	1,860,859
Camden Property Trust, REIT	5,227	605,234
Essex Property Trust, Inc., REIT	4,644	1,318,246
		3,784,339
Office REITs—6.5%
BXP, Inc., REIT	14,136	1,138,796
Highwoods Properties, Inc.	16,582	556,160
Kilroy Realty Corp., REIT	14,248	573,055
Vornado Realty Trust	9,684	401,014
		2,669,025
Other Specialized REITs—4.6%
Iron Mountain, Inc., REIT	15,126	1,871,540
Retail REITs—19.5%
Brixmor Property Group, Inc., REIT	30,992	835,235
Curbline Properties Corp., REIT(a)	35,692	807,710
FrontView REIT, Inc.(a)	16,100	300,426
Kimco Realty Corp., REIT	36,611	868,413
NNN REIT, Inc.	19,482	846,298
Realty Income Corp., REIT	40,927	2,429,836
Regency Centers Corp., REIT	14,303	1,021,806
Simon Property Group, Inc., REIT	4,850	820,232
		7,929,956
Self Storage REITs—6.6%
Extra Space Storage, Inc., REIT	2,916	476,183
Public Storage, REIT	6,694	2,202,728
		2,678,911
Single-Family Residential REITs—2.6%
Sun Communities, Inc., REIT	7,893	1,047,243
Total United States		40,615,792
Total Common Stocks		40,615,792
Total Investments (Cost $30,744,117)(b)—99.8%		40,615,792
Other Assets in Excess of Liabilities—0.2%		90,879
Net Assets—100.0%		$40,706,671

(a)	Non-income producing security.
(b)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

REIT	Real Estate Investment Trust

See accompanying Notes to Financial Statements.
20	2024 Annual Report

Statement of Investments
October 31, 2024 abrdn U.S. Small Cap Equity Fund

Shares		Value
COMMON STOCKS—97.4%
CANADA—4.8%
Consumer Discretionary—2.1%
Aritzia, Inc.(a)	219,696	$ 7,073,632
Financials—1.6%
TMX Group Ltd.	181,028	5,654,403
Industrials—1.1%
ATS Corp.(a)	126,970	3,805,407
Total Canada		16,533,442
ISRAEL—1.3%
Information Technology—1.3%
Camtek Ltd.	55,044	4,379,300
UNITED STATES—91.3%
Communication Services—2.3%
Integral Ad Science Holding Corp.(a)	667,512	7,903,342
Consumer Discretionary—10.0%
Boot Barn Holdings, Inc.(a)	53,913	6,714,864
Brinker International, Inc.(a)	66,971	6,878,592
La-Z-Boy, Inc.	132,378	5,036,983
Steven Madden Ltd.	173,764	7,814,167
Stride, Inc.(a)	86,436	8,062,750
		34,507,356
Consumer Staples—2.0%
Vita Coco Co., Inc.(a)	238,267	7,055,086
Energy—4.9%
Magnolia Oil & Gas Corp., Class A	202,519	5,119,680
Northern Oil & Gas, Inc.	154,223	5,590,584
SM Energy Co.	148,061	6,214,120
		16,924,384
Financials—19.3%
Banner Corp.	148,449	9,506,674
Donnelley Financial Solutions, Inc.(a)	137,428	8,017,550
First Interstate BancSystem, Inc., Class A	246,176	7,582,221
Live Oak Bancshares, Inc.	128,946	5,120,446
NMI Holdings, Inc.(a)	46,080	1,782,374
PJT Partners, Inc., Class A	36,208	5,031,464
Seacoast Banking Corp. of Florida	351,965	9,397,465
Wintrust Financial Corp.	90,362	10,472,052
WSFS Financial Corp.	193,358	9,507,413
		66,417,659
Health Care—15.4%
Alphatec Holdings, Inc.(a)	413,166	3,243,353
Amicus Therapeutics, Inc.(a)	564,733	6,449,251
ANI Pharmaceuticals, Inc.(a)	59,812	3,423,938
Catalyst Pharmaceuticals, Inc.(a)	38,343	835,877
CONMED Corp.	55,548	3,790,596
Corcept Therapeutics, Inc.(a)	177,929	8,713,183
Integer Holdings Corp.(a)	73,879	9,179,466
Ligand Pharmaceuticals, Inc.(a)	79,475	8,400,507
Merit Medical Systems, Inc.(a)	93,009	9,176,268
OmniAb, Inc. 12.5 Earnout(a)(b)(c)	58,211	–
OmniAb, Inc. 15.0 Earnout(a)(b)(c)	58,211	–
		53,212,439
Industrials—13.9%
Atmus Filtration Technologies, Inc.	228,868	8,912,120
AZEK Co., Inc.(a)	171,110	7,528,840
Shares		Value

Casella Waste Systems, Inc., Class A(a)	70,975	$ 6,947,033
Enpro, Inc.	55,372	8,062,717
H&E Equipment Services, Inc.	115,115	6,014,759
Werner Enterprises, Inc.	155,406	5,732,927
WNS Holdings Ltd.(a)	95,575	4,586,644
		47,785,040
Information Technology—12.2%
Cohu, Inc.(a)	165,084	4,113,893
Five9, Inc.(a)	113,774	3,359,746
JFrog Ltd.(a)	205,207	5,987,940
Q2 Holdings, Inc.(a)	129,729	10,982,857
Verint Systems, Inc.(a)	150,321	3,201,838
Vertex, Inc., Class A(a)	183,069	7,599,194
Workiva, Inc.(a)	86,192	6,874,674
		42,120,142
Materials—7.1%
Graphic Packaging Holding Co.	300,144	8,482,069
Knife River Corp.(a)	80,143	7,799,517
Materion Corp.	81,443	8,277,052
		24,558,638
Real Estate—2.0%
Terreno Realty Corp., REIT	113,226	6,787,899
Utilities—2.2%
ONE Gas, Inc.	107,891	7,689,392
Total United States		314,961,377
Total Common Stocks		335,874,119
SHORT-TERM INVESTMENT—2.3%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 4.82%(d)	2,889,065	7,836,444
Total Short-Term Investment		7,836,444
Total Investments (Cost $308,462,444)(e)—99.7%		343,710,563
Other Assets in Excess of Liabilities—0.3%		997,881
Net Assets—100.0%		$344,708,444

(a)	Non-income producing security.
(b)	The Fund’s adviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. Illiquid securities held by the Fund represent 0.0% of net assets as of October 31, 2024.
(c)	Level 3 security. See Note 2(a) of the accompanying Notes to Financial Statements.
(d)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of October 31, 2024.
(e)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

REIT	Real Estate Investment Trust

See accompanying Notes to Financial Statements.
2024 Annual Report	21

Statement of Investments
October 31, 2024 abrdn U.S. Sustainable Leaders Fund

Shares		Value
COMMON STOCKS—97.5%
CANADA—2.3%
Industrials—2.3%
Canadian Pacific Kansas City Ltd.	104,546	$ 8,066,769
IRELAND—2.5%
Information Technology—2.5%
Accenture PLC, Class A	25,518	8,799,117
ISRAEL—3.1%
Information Technology—3.1%
Nice Ltd., ADR(a)	62,004	10,770,095
UNITED STATES—89.6%
Consumer Discretionary—4.2%
TJX Cos., Inc.	127,677	14,431,331
Consumer Staples—3.5%
Procter & Gamble Co.	74,501	12,306,075
Financials—17.1%
American Express Co.	58,362	15,762,409
LPL Financial Holdings, Inc.	45,814	12,927,795
Mastercard, Inc., Class A	47,329	23,645,095
MSCI, Inc.	12,855	7,342,776
		59,678,075
Health Care—17.0%
Boston Scientific Corp.(a)	85,471	7,181,273
Danaher Corp.	36,296	8,916,475
Eli Lilly & Co.	14,538	12,062,760
Integer Holdings Corp.(a)	41,905	5,206,696
Merck & Co., Inc.	97,834	10,010,375
ResMed, Inc.	22,233	5,390,836
UnitedHealth Group, Inc.	18,720	10,567,440
		59,335,855
Industrials—12.3%
Advanced Drainage Systems, Inc.	40,972	6,140,883
Hubbell, Inc.	27,492	11,739,909
Tetra Tech, Inc.	189,125	9,244,430
Trex Co., Inc.(a)	83,641	5,925,965
Veralto Corp.	12,098	1,236,295
Waste Management, Inc.	40,436	8,728,110
		43,015,592
Information Technology—31.0%
Adobe, Inc.(a)	17,328	8,284,170
Amdocs Ltd.	101,856	8,937,355
Cadence Design Systems, Inc.(a)	31,469	8,689,220
Marvell Technology, Inc.	179,616	14,389,038
Microsoft Corp.	106,605	43,318,942
NVIDIA Corp.	105,198	13,966,087
ServiceNow, Inc.(a)	11,467	10,698,596
		108,283,408
Materials—2.3%
Linde PLC	17,781	8,110,803
Utilities—2.2%
American Water Works Co., Inc.	56,070	7,743,828
Total United States		312,904,967
Total Common Stocks		340,540,948
Shares		Value
SHORT-TERM INVESTMENT—2.5%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 4.82%(b)	8,655,722	$ 8,655,722
Total Short-Term Investment		8,655,722
Total Investments (Cost $258,178,662)(c)—100.0%		349,196,670
Liabilities in Excess of Other Assets—(0.0%)		(104,584)
Net Assets—100.0%		$349,092,086

(a)	Non-income producing security.
(b)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of October 31, 2024.
(c)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

ADR	American Depositary Receipt
PLC	Public Limited Company

See accompanying Notes to Financial Statements.
22	2024 Annual Report

Statement of Assets and Liabilities
October 31, 2024

	abrdn China A Share Equity Fund	abrdn Dynamic Dividend Fund	abrdn EM SMA Completion Fund	abrdn Emerging Markets Dividend Fund	abrdn Emerging Markets ex-China Fund
Assets:
Investments, at value	$18,848,408	$96,880,019	$334,914	$78,749,298	$160,773,239
Short-term investments, at value	678,929	24,021	5,157	–	1,639,385
Foreign Currency, at value	–	–	372	97,204	983,828
Receivable for investments sold	–	–	571	822,235	120,961
Interest and dividends receivable	5,558	91,102	406	141,901	139,449
Receivable for capital shares issued	945	8,341	–	137	27,232
Unrealized appreciation on forward foreign currency exchange contracts	–	134,962	–	–	–
Receivable from Adviser	13,999	39,282	19,150	15,983	93,848
Tax reclaim receivable	–	508,140	–	152,652	149,772
Prepaid expenses	29,849	20,967	13	21,160	39,757
Total Assets	19,577,688	97,706,834	360,583	80,000,570	163,967,471
Liabilities:
Due to Custodian	–	–	1,258	1,193	–
Payable for investments purchased	–	–	–	6,484	952,007
Payable for capital shares redeemed	31,300	66,206	–	74,188	50,476
Payable to IRS on behalf of shareholders related to Article 63 EU Tax Reclaims (see Note 2(i))	–	–	–	357,966	36,768
Accrued foreign capital gains tax	–	–	–	–	830,919
Line of credit payable	–	–	–	1,075,000	–
Accrued expenses and other payables:
Administration fees	1,365	6,094	26	5,594	11,326
Audit and tax fees	2,683	2,683	2,683	2,683	2,683
Custodian fees	8,803	22,815	7,609	24,740	55,730
Distribution fees	3,134	823	–	9,250	8,586
Fund accounting fees	207	1,342	–	1,029	2,227
Interest expense on line of credit	1,132	442	–	580	–
Investment advisory fees	14,503	85,268	–	–	113,255
Legal fees	291	1,587	–	1,399	2,540
Printing fees	1,868	4,324	1,317	2,616	9,089
Sub-transfer agent and administrative services fees	658	4,769	–	6,992	7,785
Transfer agent fees	2,024	3,224	131	6,479	10,914
Other accrued expenses	6,983	8,502	6,119	8,561	60,567
Total liabilities	74,951	208,079	19,143	1,584,754	2,154,872
Net assets	$19,502,737	$97,498,755	$341,440	$78,415,816	$161,812,599
Cost:
Investments	20,116,769	70,371,441	337,494	84,647,983	152,763,231
Short-Term Investments	678,929	24,021	5,157	–	1,639,385
Foreign currency	–	–	372	97,164	983,602
Represented by:
Paid in capital in excess of par value	$49,803,257	$74,051,163	$383,393	$477,962,253	$201,556,216
Distributable earnings (accumulated loss)	(30,300,520)	23,447,592	(41,953)	(399,546,437)	(39,743,617)
Net Assets	$19,502,737	$97,498,755	$341,440	$78,415,816	$161,812,599
Net Assets:
Class A	$7,634,742	$3,832,436	$–	$–	$32,613,860
Class C	670,273	–	–	–	351,053
Class R	2,132,788	–	–	–	2,483,609
Institutional Service Class	345,290	–	–	–	48,158,121
Institutional Class	8,719,644	93,666,319	341,440	78,415,816	78,205,956
Total	$19,502,737	$97,498,755	$341,440	$78,415,816	$161,812,599 Amounts listed as “–” are $0 or round to $0. See accompanying Notes to Financial Statements.
2024 Annual Report	23

Statement of Assets and Liabilities  (continued)
October 31, 2024

	abrdn China A Share Equity Fund	abrdn Dynamic Dividend Fund	abrdn EM SMA Completion Fund	abrdn Emerging Markets Dividend Fund	abrdn Emerging Markets ex-China Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	340,224	879,432	–	–	2,651,713
Class C Shares	32,243	–	–	–	32,387
Class R Shares	98,280	–	–	–	219,433
Institutional Service Class Shares	15,218	–	–	–	3,813,735
Institutional Class Shares	381,215	21,484,270	39,677	2,620,376	6,281,959
Total Shares Outstanding per Class	867,180	22,363,702	39,677	2,620,376	12,999,227
Net Asset Value and Redemption Price Per Share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$22.44	$4.36	$–	$–	$12.30
Class C Shares	20.79	–	–	–	10.84
Class R Shares	21.70	–	–	–	11.32
Institutional Service Class Shares	22.69	–	–	–	12.63
Institutional Class Shares	22.87	4.36	8.61	29.93	12.45
Maximum Offering Price Per Share (100%/(100% - maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$23.81	$4.63	$–	$–	$13.05
Maximum Sales Charge:
Class A Shares	5.75%	5.75%	–%	5.75%	5.75%
Amounts listed as “–” are $0 or round to $0.
See accompanying Notes to Financial Statements.
24	2024 Annual Report

Statement of Assets and Liabilities  (continued)
October 31, 2024

	abrdn Emerging Markets Fund	abrdn Focused U.S. Small Cap Equity Fund	abrdn Global Equity Impact Fund	abrdn Global Infrastructure Fund
Assets:
Investments, at value	$1,212,931,254	$12,246,236	$42,786,971	$42,470,110
Short-term investments, at value	32,633,579	136,748	29,194	291,827
Foreign Currency, at value	1,744,027	–	274,010	7,777
Receivable for investments sold	4,853,471	–	115,499	178,141
Interest and dividends receivable	1,388,014	2,267	24,884	25,271
Receivable for capital shares issued	128,192	6,981	94	990
Receivable from Adviser	–	20,288	–	6,874
Tax reclaim receivable	375,910	–	52,475	12,527
Prepaid expenses	64,908	21,129	15,215	16,356
Total Assets	1,254,119,355	12,433,649	43,298,342	43,009,873
Liabilities:
Payable for investments purchased	839,057	–	–	154,976
Payable for capital shares redeemed	552,722	646	4	41,258
Payable to IRS on behalf of shareholders related to Article 63 EU Tax Reclaims (see Note 2(i))	–	–	275,889	–
Accrued foreign capital gains tax	9,968,012	–	–	–
Accrued expenses and other payables:
Administration fees	89,053	891	3,031	2,615
Audit and tax fees	2,683	2,683	2,683	2,683
Custodian fees	288,429	3,362	11,314	8,070
Distribution fees	55,134	1,542	5,307	2,420
Fund accounting fees	17,823	211	566	580
Interest expense on line of credit	–	116	39	51
Investment advisory fees	1,185,208	8,354	8,380	27,893
Legal fees	22,145	211	711	693
Printing fees	60,368	1,064	3,781	3,524
Sub-transfer agent and administrative services fees	170,801	852	3,142	1,348
Transfer agent fees	21,023	1,794	2,664	2,078
Other accrued expenses	57,891	6,463	7,559	7,403
Total liabilities	13,330,349	28,189	325,070	255,592
Net assets	$1,240,789,006	$12,405,460	$42,973,272	$42,754,281
Cost:
Investments	1,063,759,548	10,741,263	38,688,500	33,882,797
Short-Term Investments	32,633,579	136,748	29,194	291,827
Foreign currency	1,744,027	–	285,664	7,769
Represented by:
Paid in capital in excess of par value	$1,237,410,689	$12,092,401	$46,970,618	$32,254,417
Distributable earnings (accumulated loss)	3,378,317	313,059	(3,997,346)	10,499,864
Net Assets	$1,240,789,006	$12,405,460	$42,973,272	$42,754,281
Net Assets:
Class A	$36,921,056	$–	$24,124,483	$11,127,438
Class C	1,681,880	–	–	–
Class R	101,750,456	–	–	–
Institutional Service Class	451,337,299	–	–	–
Institutional Class	649,098,315	12,405,460	18,848,789	31,626,843
Total	$1,240,789,006	$12,405,460	$42,973,272	$42,754,281
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	2,634,466	–	1,604,443	466,441
Class C Shares	121,882	–	–	–
Class R Shares	7,430,680	–	–	–
Institutional Service Class Shares	32,297,387	–	–	–
Institutional Class Shares	46,100,605	1,445,797	1,249,920	1,322,357
Total Shares Outstanding per Class	88,585,020	1,445,797	2,854,363	1,788,798 Amounts listed as “–” are $0 or round to $0. See accompanying Notes to Financial Statements.
2024 Annual Report	25

Statement of Assets and Liabilities  (continued)
October 31, 2024

	abrdn Emerging Markets Fund	abrdn Focused U.S. Small Cap Equity Fund	abrdn Global Equity Impact Fund	abrdn Global Infrastructure Fund
Net Asset Value and Redemption Price Per Share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$14.01	$–	$15.04	$23.86
Class C Shares	13.80	–	–	–
Class R Shares	13.69	–	–	–
Institutional Service Class Shares	13.97	–	–	–
Institutional Class Shares	14.08	8.58	15.08	23.92
Maximum Offering Price Per Share (100%/(100% - maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$14.86	$–	$15.96	$25.32
Maximum Sales Charge:
Class A Shares	5.75%	5.75%	5.75%	5.75%
Amounts listed as “–” are $0 or round to $0.
See accompanying Notes to Financial Statements.
26	2024 Annual Report

Statement of Assets and Liabilities  (continued)
October 31, 2024

	abrdn International Small Cap Fund	abrdn Realty Income & Growth Fund	abrdn U.S. Small Cap Equity Fund	abrdn U.S. Sustainable Leaders Fund
Assets:
Investments, at value	$121,002,155	$40,615,792	$335,874,119	$340,540,948
Short-term investments, at value	938,650	–	7,836,444	8,655,722
Foreign Currency, at value	2,061,417	–	–	–
Receivable for investments sold	–	363,569	2,628,224	–
Interest and dividends receivable	104,134	13,915	62,472	227,665
Receivable for capital shares issued	115,258	130	54,784	1,012
Receivable from Adviser	17,984	8,586	28,551	–
Tax reclaim receivable	72,540	–	–	–
Prepaid expenses	32,080	12,353	32,020	45,300
Total Assets	124,344,218	41,014,345	346,516,614	349,470,647
Liabilities:
Payable for investments purchased	–	26,404	1,318,498	–
Payable for capital shares redeemed	43,796	1,540	112,792	26,292
Accrued foreign capital gains tax	553,219	–	–	–
Line of credit payable	–	229,271	–	–
Accrued expenses and other payables:
Administration fees	8,631	2,112	23,631	24,171
Audit and tax fees	2,683	3,470	2,945	2,683
Custodian fees	23,556	2,923	8,548	3,445
Distribution fees	13,258	110	32,780	49,615
Fund accounting fees	1,742	529	4,796	4,729
Interest expense on line of credit	481	168	–	–
Investment advisory fees	89,386	28,122	249,013	214,386
Legal fees	1,987	655	5,343	5,545
Printing fees	7,818	2,608	13,835	5,275
Sub-transfer agent and administrative services fees	9,532	2,082	5,576	12,611
Transfer agent fees	6,685	1,836	13,489	14,141
Other accrued expenses	13,583	5,844	16,924	15,668
Total liabilities	776,357	307,674	1,808,170	378,561
Net assets	$123,567,861	$40,706,671	$344,708,444	$349,092,086
Cost:
Investments	103,429,831	30,744,117	300,626,000	249,522,940
Short-Term Investments	938,650	–	7,836,444	8,655,722
Foreign currency	2,069,078	–	–	–
Represented by:
Paid in capital in excess of par value	$149,836,667	$27,352,837	$343,788,588	$285,130,391
Distributable earnings (accumulated loss)	(26,268,806)	13,353,834	919,856	63,961,695
Net Assets	$123,567,861	$40,706,671	$344,708,444	$349,092,086
Net Assets:
Class A	$56,341,957	$524,435	$99,115,826	$228,270,143
Class C	311,418	–	11,558,844	299,456
Class R	1,685,561	–	3,758,884	–
Institutional Service Class	–	–	36,818,955	112,647,265
Institutional Class	65,228,925	40,182,236	193,455,935	7,875,222
Total	$123,567,861	$40,706,671	$344,708,444	$349,092,086
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	1,846,193	42,755	2,917,533	19,315,288
Class C Shares	11,591	–	469,718	35,734
Class R Shares	59,736	–	130,814	–
Institutional Service Class Shares	–	–	969,062	8,439,484
Institutional Class Shares	2,103,851	3,254,942	5,060,891	584,380
Total Shares Outstanding per Class	4,021,371	3,297,697	9,548,018	28,374,886 Amounts listed as “–” are $0 or round to $0. See accompanying Notes to Financial Statements.
2024 Annual Report	27

Statement of Assets and Liabilities  (concluded)
October 31, 2024

	abrdn International Small Cap Fund	abrdn Realty Income & Growth Fund	abrdn U.S. Small Cap Equity Fund	abrdn U.S. Sustainable Leaders Fund
Net Asset Value and Redemption Price Per Share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$30.52	$12.27	$33.97	$11.82
Class C Shares	26.87	–	24.61	8.38
Class R Shares	28.22	–	28.73	–
Institutional Service Class Shares	–	–	37.99	13.35
Institutional Class Shares	31.00	12.34	38.23	13.48
Maximum Offering Price Per Share (100%/(100% - maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$32.38	$13.02	$36.04	$12.54
Maximum Sales Charge:
Class A Shares	5.75%	5.75%	5.75%	5.75%

Amounts listed as “–” are $0 or round to $0.
See accompanying Notes to Financial Statements.
28	2024 Annual Report

Statements of Operations
For the Year Ended October 31, 2024

	abrdn China A Share Equity Fund	abrdn Dynamic Dividend Fund	abrdn EM SMA Completion Fund	abrdn Emerging Markets Dividend Fund	abrdn Emerging Markets ex-China Fund
Investment Income:
Dividend income	$442,830	$6,605,649	$10,041	$2,664,730	$2,145,057
Interest income	28,782	20,352	405	27,546	130,524
Foreign tax withholding	(43,264)	(554,319)	(1,178)	(261,351)	(307,056)
Total Income	428,348	6,071,682	9,268	2,430,925	1,968,525
Expenses
Investment advisory fees	160,667	996,833	—	600,383	804,983
Trustee fees	2,434	13,355	45	10,868	15,420
Administration fees	15,121	79,747	260	64,041	78,795
Legal fees	3,650	24,160	68	18,406	23,108
Audit and tax fees	47,166	42,366	31,056	43,866	47,166
Printing fees	7,364	16,793	6,769	27,649	26,764
Custodian fees	35,138	69,971	21,115	56,798	144,275
Transfer agent fees	21,768	37,774	—	42,675	78,558
Distribution fees Class A	16,547	9,773	—	173,321	68,124
Distribution fees Class C	7,242	—	—	—	2,660
Distribution fees Class R	10,257	—	—	—	6,668
Sub-transfer agent and administrative service fees Institutional Class	4,012	57,662	—	8,788	47,861
Sub-transfer agent and administrative service fees Class A	8,559	2,721	—	94,184	29,056
Sub-transfer agent and administrative service fees Class C	401	—	—	—	314
Sub-transfer agent and administrative service fees Class R	2,848	—	—	—	1,723
Sub-transfer agent and administrative service fees Institutional Service Class	263	—	—	—	11,739
Fund accounting fees	756	3,987	13	3,202	3,940
Registration and filing fees	68,863	—	44	14,365	93,488
Other	32,078	81,288	23,260	104,260	69,209
Total expenses before reimbursed/waived expenses	445,134	1,436,430	82,630	1,262,806	1,553,851
Interest expense (Note 9)	1,554	4,218	—	4,463	292
Total operating expenses before reimbursed/waived expenses	446,688	1,440,648	82,630	1,267,269	1,554,143
Expenses reimbursed Institutional Class	(105,286)	(172,701)	(82,630)	(70,008)	(250,405)
Expenses reimbursed Class A	(72,765)	(7,415)	—	(266,324)	(105,256)
Expenses reimbursed Class C	(8,369)	—	—	—	(1,358)
Expenses reimbursed Class R	(22,561)	—	—	—	(5,356)
Expenses reimbursed Institutional Service Class	(3,307)	—	—	—	(77,682)
Net expenses	234,400	1,260,532	—	930,937	1,114,086
Net Investment Income	193,948	4,811,150	9,268	1,499,988	854,439
REALIZED/UNREALIZED GAIN/(LOSS) FROM INVESTMENTS:
Realized gain/(loss) on investment transactions	(9,876,737)	(805,189)	(30,532)	6,351,027	656,807
Realized gain/(loss) on forward foreign currency exchange contracts	—	(206,723)	—	—	—
Realized gain/(loss) on foreign currency transactions	(13,759)	9,703	(6,632)	18,650	(127,604)
Net realized gain/(loss) from investments, forward foreign currency exchange contracts and foreign currency transactions	(9,890,496)	(1,002,209)	(37,164)	6,369,677	529,203
Net change in unrealized appreciation/(depreciation) on investment transactions (including $0, $0, $0, $46,440 and $(726,242) change in deferred capital gains tax, respectively)	9,851,151	15,821,850	45,387	12,537,952	6,941,933
Net change in unrealized appreciation/(depreciation) on forward foreign currency exchange contracts	—	108,897	—	—	— Amounts listed as “–” are $0 or round to $0. See accompanying Notes to Financial Statements.
2024 Annual Report	29

Statements of Operations  (continued)
For the Year Ended October 31, 2024

	abrdn China A Share Equity Fund	abrdn Dynamic Dividend Fund	abrdn EM SMA Completion Fund	abrdn Emerging Markets Dividend Fund	abrdn Emerging Markets ex-China Fund
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities denominated in foreign currencies	$—	$15,931	$(6)	$(61,388)	$(16,446)
Net change in unrealized appreciation/(depreciation) from investments, forward foreign currency exchange contracts and translation of assets and liabilities denominated in foreign currencies	9,851,151	15,946,678	45,381	12,476,564	6,925,487
Net realized/unrealized gain/(loss) from investments, forward foreign currency exchange contracts and translation of assets and liabilities denominated in foreign currencies	(39,345)	14,944,469	8,217	18,846,241	7,454,690
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$154,603	$19,755,619	$17,485	$20,346,229	$8,309,129
Amounts listed as “–” are $0 or round to $0.
See accompanying Notes to Financial Statements.
30	2024 Annual Report

Statements of Operations  (continued)
For the Year Ended October 31, 2024

	abrdn Emerging Markets Fund	abrdn Focused U.S. Small Cap Equity Fund	abrdn Global Equity Impact Fund	abrdn Global Infrastructure Fund
Investment Income:
Dividend income	$42,289,666	$95,830	$736,765	$1,306,490
Interest income	1,748,555	10,249	44,222	3,149
Foreign tax withholding	(4,978,153)	(2,045)	(107,414)	(102,659)
Total Income	39,060,068	104,034	673,573	1,206,980
Expenses
Investment advisory fees	13,923,523	98,821	333,428	338,948
Trustee fees	197,855	1,779	5,887	5,791
Administration fees	1,237,647	10,541	35,566	34,613
Legal fees	297,867	2,688	10,035	8,705
Audit and tax fees	47,166	39,566	43,866	38,366
Printing fees	173,960	12,794	15,360	12,136
Custodian fees	784,091	10,951	27,891	32,420
Transfer agent fees	251,564	19,231	30,515	23,505
Distribution fees Class A	102,487	17,668	63,753	27,922
Distribution fees Class C	19,127	—	—	—
Distribution fees Class R	514,747	11,810	—	—
Sub-transfer agent and administrative service fees Institutional Class	845,432	3,947	19,720	19,644
Sub-transfer agent and administrative service fees Class A	—	5,815	31,562	8,026
Sub-transfer agent and administrative service fees Class C	2,142	—	—	—
Sub-transfer agent and administrative service fees Class R	147,453	3,622	—	—
Sub-transfer agent and administrative service fees Institutional Service Class	693,704	367	—	—
Fund accounting fees	61,882	527	1,778	1,731
Registration and filing fees	88,170	53,566	19,101	31,134
Other	292,795	25,227	103,536	31,434
Total expenses before reimbursed/waived expenses	19,681,612	318,920	741,998	614,375
Interest expense (Note 9)	14,892	416	723	5,025
Total operating expenses before reimbursed/waived expenses	19,696,504	319,336	742,721	619,400
Expenses reimbursed Institutional Class	(1,115,065)	(50,241)	(89,495)	(116,398)
Expenses reimbursed Class A	(11,837)	(83,321)	(126,580)	(41,720)
Expenses reimbursed Class C	(2,694)	—	—	—
Expenses reimbursed Class R	(29,729)	(28,393)	—	—
Expenses reimbursed Institutional Service Class	(135,806)	(2,773)	—	—
Net expenses	18,401,373	154,608	526,646	461,282
Net Investment Income	20,658,695	(50,574)	146,927	745,698
REALIZED/UNREALIZED GAIN/(LOSS) FROM INVESTMENTS:
Realized gain/(loss) on investment transactions	(30,359,660)	772,308	2,995,417	2,314,981
Realized gain/(loss) on foreign currency transactions	(1,358,981)	176	36,210	953
Net realized gain/(loss) from investments and foreign currency transactions	(31,718,641)	772,484	3,031,627	2,315,934
Net change in unrealized appreciation/(depreciation) on investment transactions (including $(2,871,589), $0, $0 and $0 change in deferred capital gains tax, respectively)	295,603,631	3,224,516	5,207,429	6,315,604
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities denominated in foreign currencies	(11,884)	—	(25,563)	139
Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	295,591,747	3,224,516	5,181,866	6,315,743
Net realized/unrealized gain/(loss) from investments and translation of assets and liabilities denominated in foreign currencies	263,873,106	3,997,000	8,213,493	8,631,677
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$284,531,801	$3,946,426	$8,360,420	$9,377,375
Amounts listed as “–” are $0 or round to $0.
See accompanying Notes to Financial Statements.
2024 Annual Report	31

Statements of Operations  (concluded)
For the Year Ended October 31, 2024

	abrdn International Small Cap Fund	abrdn Realty Income & Growth Fund	abrdn U.S. Small Cap Equity Fund	abrdn U.S. Sustainable Leaders Fund
Investment Income:
Dividend income	$2,571,505	$740,605	$3,357,340	$3,365,491
Interest income	116,238	10,688	242,294	474,801
Foreign tax withholding	(275,133)	—	(37,804)	(24,680)
Total Income	2,412,610	751,293	3,561,830	3,815,612
Expenses
Investment advisory fees	1,107,570	331,715	3,230,535	2,573,880
Trustee fees	17,781	5,204	50,898	48,274
Administration fees	107,474	30,655	308,053	287,484
Legal fees	26,843	7,799	75,608	72,115
Audit and tax fees	44,766	34,240	42,490	39,566
Printing fees	22,543	10,237	41,918	32,626
Custodian fees	67,061	8,861	26,406	15,038
Transfer agent fees	80,940	21,232	154,068	175,868
Distribution fees Class A	143,460	1,009	242,195	587,759
Distribution fees Class C	3,457	—	145,643	2,952
Distribution fees Class R	8,878	—	17,826	—
Sub-transfer agent and administrative service fees Institutional Class	66,136	25,349	164,292	5,210
Sub-transfer agent and administrative service fees Class A	55,141	350	152,088	93,149
Sub-transfer agent and administrative service fees Class C	442	—	16,724	263
Sub-transfer agent and administrative service fees Class R	2,425	—	5,350	—
Sub-transfer agent and administrative service fees Institutional Service Class	—	—	39,489	69,553
Fund accounting fees	5,374	1,533	15,403	14,374
Registration and filing fees	56,617	29,832	73,972	56,238
Other	69,546	23,626	108,657	98,248
Total expenses before reimbursed/waived expenses	1,886,454	531,642	4,911,615	4,172,597
Interest expense (Note 9)	1,518	1,479	6,277	—
Total operating expenses before reimbursed/waived expenses	1,887,972	533,121	4,917,892	4,172,597
Expenses reimbursed Institutional Class	(220,152)	(148,355)	(356,883)	(9,460)
Expenses reimbursed Class A	(118,137)	(1,661)	(79,596)	(117,468)
Expenses reimbursed Class C	(1,157)	—	(28,628)	(404)
Expenses reimbursed Class R	(3,654)	—	(2,914)	—
Expenses reimbursed Institutional Service Class	—	—	(28,840)	(57,659)
Net expenses	1,544,872	383,105	4,421,031	3,987,606
Net Investment Income	867,738	368,188	(859,201)	(171,994)
REALIZED/UNREALIZED GAIN/(LOSS) FROM INVESTMENTS:
Realized gain/(loss) on investment transactions	4,698,578	4,325,027	33,613,369	5,091,871
Realized gain/(loss) on foreign currency transactions	25,967	10	10,229	(3,546)
Net realized gain/(loss) from investments and foreign currency transactions	4,724,545	4,325,037	33,623,598	5,088,325
Net change in unrealized appreciation/(depreciation) on investment transactions (including $(553,219), $0, $0 and $0 change in deferred capital gains tax, respectively)	31,131,406	6,398,199	74,680,350	67,089,523
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities denominated in foreign currencies	(7,867)	14	—	16
Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	31,123,539	6,398,213	74,680,350	67,089,539
Net realized/unrealized gain/(loss) from investments and translation of assets and liabilities denominated in foreign currencies	35,848,084	10,723,250	108,303,948	72,177,864
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$36,715,822	$11,091,438	$107,444,747	$72,005,870

Amounts listed as “–” are $0 or round to $0.
See accompanying Notes to Financial Statements.
32	2024 Annual Report

Statements of Changes in Net Assets

	abrdn China A Share Equity Fund		abrdn Dynamic Dividend Fund		abrdn EM SMA Completion Fund
	Year Ended October 31, 2024	Year Ended October 31, 2023	Year Ended October 31, 2024	Year Ended October 31, 2023	Year Ended October 31, 2024	Period Ended October 31, 2023(a)
From Investment Activities:
Operations:
Net investment income	$193,948	$126,327	$4,811,150	$5,612,076	$9,268	$7,182
Net realized gain/(loss) from investments, forward foreign currency exchange contracts and foreign currency transactions	(9,890,496)	(9,020,161)	(1,002,209)	173,529	(37,164)	(15,322)
Net change in unrealized appreciation/(depreciation) from investments, forward foreign currency exchange contracts and translation of assets and liabilities denominated in foreign currencies	9,851,151	6,684,460	15,946,678	1,668,139	45,381	(47,981)
Changes in net assets resulting from operations	154,603	(2,209,374)	19,755,619	7,453,744	17,485	(56,121)
Distributions to Shareholders From:
Distributable earnings
Class A	(26,204)	—	(185,757)	(236,809)	—	—
Institutional Service Class	(2,754)	—	—	—	—	—
Institutional Class	(78,937)	—	(4,798,817)	(5,842,025)	(3,317)	—
Tax return of capital
Class A	—	—	(23,935)	(1,892)	—	—
Institutional Class	—	—	(586,397)	(45,952)	—	—
Change in net assets from shareholder distributions	(107,895)	—	(5,594,906)	(6,126,678)	(3,317)	—
Change in net assets from capital transactions	(4,630,913)	(4,464,878)	(8,209,902)	(10,235,550)	59,721	323,672
Change in net assets	(4,584,205)	(6,674,252)	5,950,811	(8,908,484)	73,889	267,551
Net Assets:
Beginning of year	24,086,942	30,761,194	91,547,944	100,456,428	267,551	—
End of year	$19,502,737	$24,086,942	$97,498,755	$91,547,944	$341,440	$267,551

(a)	For the period from January 27, 2023 (commencement of operations) through October 31, 2023.
Amounts listed as “–” are $0 or round to $0.
See accompanying Notes to Financial Statements.
2024 Annual Report	33

Statements of Changes in Net Assets  (continued)

	abrdn China A Share Equity Fund		abrdn Dynamic Dividend Fund		abrdn EM SMA Completion Fund
	Year Ended October 31, 2024	Year Ended October 31, 2023	Year Ended October 31, 2024	Year Ended October 31, 2023	Year Ended October 31, 2024	Period Ended October 31, 2023(a)
Capital Transactions:
Class A Shares
Proceeds from shares issued	$4,503,737	$5,194,252	$377,863	$592,964	$—	$—
Dividends reinvested	22,461	—	174,733	185,707	—	—
Cost of shares redeemed	(4,758,297)	(6,375,831)	(884,122)	(1,310,921)	—	—
Total Class A	(232,099)	(1,181,579)	(331,526)	(532,250)	—	—
Class C Shares
Proceeds from shares issued	1,206	57,522	—	—	—	—
Dividends reinvested	—	—	—	—	—	—
Cost of shares redeemed	(321,702)	(592,324)	—	—	—	—
Total Class C	(320,496)	(534,802)	—	—	—	—
Class R Shares
Proceeds from shares issued	746,650	2,823,701	—	—	—	—
Dividends reinvested	—	—	—	—	—	—
Cost of shares redeemed	(1,060,773)	(2,380,534)	—	—	—	—
Total Class R	(314,123)	443,167	—	—	—	—
Institutional Service Class Shares
Proceeds from shares issued	38,662	42,194	—	—	—	—
Dividends reinvested	2,740	—	—	—	—	—
Cost of shares redeemed	(53,531)	(15,847)	—	—	—	—
Total Institutional Service Class	(12,129)	26,347	—	—	—	—
Institutional Class Shares
Proceeds from shares issued	7,555,000	9,084,199	2,330,993	4,631,748	61,404	331,263
Dividends reinvested	78,729	—	4,666,545	5,082,172	3,317	—
Cost of shares redeemed	(11,385,795)	(12,302,210)	(14,875,914)	(19,417,220)	(5,000)	(7,591)
Total Institutional Class	(3,752,066)	(3,218,011)	(7,878,376)	(9,703,300)	59,721	323,672
Change in net assets from capital transactions:	$(4,630,913)	$(4,464,878)	$(8,209,902)	$(10,235,550)	$59,721	$323,672

(a)	For the period from January 27, 2023 (commencement of operations) through October 31, 2023.
Amounts listed as “–” are $0 or round to $0.
See accompanying Notes to Financial Statements.
34	2024 Annual Report

Statements of Changes in Net Assets  (continued)

	abrdn China A Share Equity Fund		abrdn Dynamic Dividend Fund		abrdn EM SMA Completion Fund
	Year Ended October 31, 2024	Year Ended October 31, 2023	Year Ended October 31, 2024	Year Ended October 31, 2023	Year Ended October 31, 2024	Period Ended October 31, 2023(a)
Share Transactions:
Class A Shares
Issued	204,241	197,819	86,508	148,283	–	–
Reinvested	1,111	–	41,067	46,006	–	–
Redeemed	(234,235)	(251,295)	(208,556)	(326,632)	–	–
Total Class A Shares	(28,883)	(53,476)	(80,981)	(132,343)	–	–
Class C Shares
Issued	62	2,283	–	–	–	–
Reinvested	–	–	–	–	–	–
Redeemed	(17,242)	(25,007)	–	–	–	–
Total Class C Shares	(17,180)	(22,724)	–	–	–	–
Class R Shares
Issued	36,718	102,257	–	–	–	–
Reinvested	–	–	–	–	–	–
Redeemed	(53,261)	(94,387)	–	–	–	–
Total Class R Shares	(16,543)	7,870	–	–	–	–
Institutional Service Class Shares
Issued	1,710	1,497	–	–	–	–
Reinvested	134	–	–	–	–	–
Redeemed	(2,663)	(642)	–	–	–	–
Total Institutional Service Class Shares	(819)	855	–	–	–	–
Institutional Class Shares
Issued	339,675	317,673	547,038	1,139,327	6,914	33,767
Reinvested	3,833	–	1,095,283	1,258,816	370	–
Redeemed	(530,257)	(481,946)	(3,479,935)	(4,784,758)	(554)	(820)
Total Institutional Class Shares	(186,749)	(164,273)	(1,837,614)	(2,386,615)	6,730	32,947
Total change in shares:	(250,174)	(231,748)	(1,918,595)	(2,518,958)	6,730	32,947

(a)	For the period from January 27, 2023 (commencement of operations) through October 31, 2023.
Amounts listed as “–” are 0 or round to 0.
See accompanying Notes to Financial Statements.
2024 Annual Report	35

Statements of Changes in Net Assets  (continued)

	abrdn Emerging Markets Dividend Fund		abrdn Emerging Markets ex-China Fund		abrdn Emerging Markets Fund
	Year Ended October 31, 2024	Year Ended October 31, 2023	Year Ended October 31, 2024	Year Ended October 31, 2023	Year Ended October 31, 2024	Year Ended October 31, 2023
From Investment Activities:
Operations:
Net investment income	$1,499,988	$255,784	$854,439	$378,903	$20,658,695	$31,383,946
Net realized gain/(loss) from investments and foreign currency transactions	6,369,677	2,663	529,203	(140,475)	(31,718,641)	(20,307,060)
Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	12,476,564	7,729,576	6,925,487	816,602	295,591,747	194,754,320
Changes in net assets resulting from operations	20,346,229	7,988,023	8,309,129	1,055,030	284,531,801	205,831,206
Distributions to Shareholders From:
Distributable earnings
Class A	—	(5,324,309)	(112,037)	(4,756,449)	(404,695)	(888,931)
Class C	—	—	—	(32,983)	(391)	(21,039)
Class R	—	—	(1,443)	(140,911)	(928,377)	(1,335,257)
Institutional Service Class	—	—	(1,155)	(55,201)	(7,007,136)	(9,738,793)
Institutional Class	—	(701,988)	(185,817)	(974,995)	(16,530,067)	(28,752,203)
Change in net assets from shareholder distributions	—	(6,026,297)	(300,452)	(5,960,539)	(24,870,666)	(40,736,223)
Change in net assets from capital transactions	(13,250,508)	(12,655,116)	112,791,076	21,271,829	(795,632,978)	(649,848,035)
Change in net assets	7,095,721	(10,693,390)	120,799,753	16,366,320	(535,971,843)	(484,753,052)
Net Assets:
Beginning of year	71,320,095	82,013,485	41,012,846	24,646,526	1,776,760,849	2,261,513,901
End of year	$78,415,816	$71,320,095	$161,812,599	$41,012,846	$1,240,789,006	$1,776,760,849
Amounts listed as “–” are $0 or round to $0.
See accompanying Notes to Financial Statements.
36	2024 Annual Report

Statements of Changes in Net Assets  (continued)

	abrdn Emerging Markets Dividend Fund		abrdn Emerging Markets ex-China Fund		abrdn Emerging Markets Fund
	Year Ended October 31, 2024	Year Ended October 31, 2023	Year Ended October 31, 2024	Year Ended October 31, 2023	Year Ended October 31, 2024	Year Ended October 31, 2023
Capital Transactions:
Class A Shares
Proceeds from shares issued	$489,464	$741,850	$2,334,901	$1,958,180	$6,375,968	$12,274,473
Proceeds from shares issued from the reorganization	—	—	10,051,470	—	—	—
Exchanged*	(74,063,048)	—	—	—	—	—
Dividends reinvested	—	5,115,908	105,943	4,454,545	347,254	614,614
Cost of shares redeemed	(11,187,276)	(11,265,194)	(3,804,305)	(2,983,503)	(19,329,237)	(38,045,587)
Total Class A	(84,760,860)	(5,407,436)	8,688,009	3,429,222	(12,606,015)	(25,156,500)
Class C Shares
Proceeds from shares issued	—	—	193,714	46,036	13,435	291,548
Proceeds from shares issued from the reorganization	—	—	16,492	—	—	—
Dividends reinvested	—	—	—	32,955	377	17,548
Cost of shares redeemed	—	—	(40,691)	(35,727)	(741,495)	(2,778,650)
Total Class C	—	—	169,515	43,264	(727,683)	(2,469,554)
Class R Shares
Proceeds from shares issued	—	—	96,837	113,913	3,555,798	6,384,949
Proceeds from shares issued from the reorganization	—	—	2,225,186	—	—	—
Dividends reinvested	—	—	1,401	137,915	928,326	1,333,126
Cost of shares redeemed	—	—	(428,056)	(220,782)	(13,212,841)	(10,749,281)
Total Class R	—	—	1,895,368	31,046	(8,728,717)	(3,031,206)
Institutional Service Class Shares
Proceeds from shares issued	—	—	311,463	44,950	5,614,355	45,598,969
Proceeds from shares issued from the reorganization	—	—	51,591,402	—	—	—
Dividends reinvested	—	—	1,155	55,201	7,005,231	9,735,404
Cost of shares redeemed	—	—	(3,206,743)	(228,936)	(112,874,655)	(102,773,176)
Total Institutional Service Class	—	—	48,697,277	(128,785)	(100,255,069)	(47,438,803)
Institutional Class Shares
Proceeds from shares issued	534,074	450,460	59,473,208	25,228,249	101,436,121	199,709,758
Proceeds from shares issued from the reorganization	—	—	6,826,009	—	—	—
Exchanged*	74,063,048	—	—	—	—	—
Dividends reinvested	—	644,247	185,458	966,643	12,439,531	20,681,800
Cost of shares redeemed	(3,086,770)	(8,342,387)	(13,143,768)	(8,297,810)	(787,191,146)	(792,143,530)
Total Institutional Class	71,510,352	(7,247,680)	53,340,907	17,897,082	(673,315,494)	(571,751,972)
Change in net assets from capital transactions:	$(13,250,508)	$(12,655,116)	$112,791,076	$21,271,829	$(795,632,978)	$(649,848,035)

*	On October 18, 2024, all issued and outstanding Class A shares of the abrdn Emerging Markets Dividend Fund were converted to Institutional Class shares.
Amounts listed as “–” are $0 or round to $0.
See accompanying Notes to Financial Statements.
2024 Annual Report	37

Statements of Changes in Net Assets  (continued)

	abrdn Emerging Markets Dividend Fund		abrdn Emerging Markets ex-China Fund		abrdn Emerging Markets Fund
	Year Ended October 31, 2024	Year Ended October 31, 2023	Year Ended October 31, 2024	Year Ended October 31, 2023	Year Ended October 31, 2024	Year Ended October 31, 2023
Share Transactions:
Class A Shares
Issued	17,873	29,579	193,792	174,756	479,686	957,427
Issued from the reorganization	–	–	804,839	–	–	–
Exchanged*	(2,462,243)	–	–	–	–	–
Reinvested	–	224,776	9,125	447,693	27,172	49,169
Redeemed	(413,652)	(466,115)	(311,974)	(277,378)	(1,459,224)	(3,022,868)
Total Class A Shares	(2,858,022)	(211,760)	695,782	345,071	(952,366)	(2,016,272)
Class C Shares
Issued	–	–	18,040	4,800	1,002	23,313
Issued from the reorganization	–	–	1,495	–	–	–
Reinvested	–	–	–	3,732	30	1,418
Redeemed	–	–	(4,145)	(3,542)	(56,422)	(222,865)
Total Class C Shares	–	–	15,390	4,990	(55,390)	(198,134)
Class R Shares
Issued	–	–	8,485	10,996	279,056	506,935
Issued from the reorganization	–	–	193,427	–	–	–
Reinvested	–	–	131	15,007	73,852	108,208
Redeemed	–	–	(37,448)	(21,917)	(999,490)	(854,803)
Total Class R Shares	–	–	164,595	4,086	(646,582)	(239,660)
Institutional Service Class Shares
Issued	–	–	24,662	4,040	419,790	3,701,217
Issued from the reorganization	–	–	4,027,935	–	–	–
Reinvested	–	–	97	5,412	548,140	778,210
Redeemed	–	–	(244,421)	(22,634)	(8,641,068)	(8,146,881)
Total Institutional Service Class Shares	–	–	3,808,273	(13,182)	(7,673,138)	(3,667,454)
Institutional Class Shares
Issued	19,424	17,660	4,851,457	2,265,416	7,681,917	15,507,628
Issued from the reorganization	–	–	540,700	–	–	–
Exchanged*	2,378,099	–	–	–	–	–
Reinvested	–	27,450	15,824	96,375	967,304	1,644,022
Redeemed	(109,667)	(322,064)	(1,065,460)	(721,469)	(58,922,757)	(61,761,696)
Total Institutional Class Shares	2,287,856	(276,954)	4,342,521	1,640,322	(50,273,536)	(44,610,046)
Total change in shares:	(570,166)	(488,714)	9,026,561	1,981,287	(59,601,012)	(50,731,566)

*	On October 18, 2024, all issued and outstanding Class A shares of the abrdn Emerging Markets Dividend Fund were converted to Institutional Class shares.
Amounts listed as “–” are 0 or round to 0.
See accompanying Notes to Financial Statements.
38	2024 Annual Report

Statements of Changes in Net Assets  (continued)

	abrdn Focused U.S. Small Cap Equity Fund		abrdn Global Equity Impact Fund
	Year Ended October 31, 2024	Year Ended October 31, 2023	Year Ended October 31, 2024	Year Ended October 31, 2023
From Investment Activities:
Operations:
Net investment income (loss)	$(50,574)	$(27,384)	$146,927	$308,588
Net realized gain/(loss) from investments and foreign currency transactions	772,484	(1,568,318)	3,031,627	1,788,388
Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	3,224,516	395,733	5,181,866	(1,142,860)
Changes in net assets resulting from operations	3,946,426	(1,199,969)	8,360,420	954,116
Distributions to Shareholders From:
Distributable earnings
Class A	—	—	(263,696)	(1,341,529)
Institutional Class	—	—	(251,255)	(1,047,552)
Change in net assets from shareholder distributions	—	—	(514,951)	(2,389,081)
Change in net assets from capital transactions	(2,988,945)	(3,316,057)	(7,651,088)	(2,156,440)
Change in net assets	957,481	(4,516,026)	194,381	(3,591,405)
Net Assets:
Beginning of year	11,447,979	15,964,005	42,778,891	46,370,296
End of year	$12,405,460	$11,447,979	$42,973,272	$42,778,891
Amounts listed as “–” are $0 or round to $0.
See accompanying Notes to Financial Statements.
2024 Annual Report	39

Statements of Changes in Net Assets  (continued)

	abrdn Focused U.S. Small Cap Equity Fund		abrdn Global Equity Impact Fund
	Year Ended October 31, 2024	Year Ended October 31, 2023	Year Ended October 31, 2024	Year Ended October 31, 2023
Capital Transactions:
Class A Shares
Proceeds from shares issued	$551,076	$258,266	$534,632	$1,058,951
Exchanged*	(7,704,572)	—	—	—
Dividends reinvested	—	—	249,520	1,269,842
Cost of shares redeemed	(1,465,473)	(1,523,549)	(6,738,797)	(2,978,749)
Total Class A	(8,618,969)	(1,265,283)	(5,954,645)	(649,956)
Class R Shares
Proceeds from shares issued	1,918,835	371,358	—	—
Exchanged*	(278,952)	—	—	—
Dividends reinvested	—	—	—	—
Cost of shares redeemed	(4,399,914)	(415,902)	—	—
Total Class R	(2,760,031)	(44,544)	—	—
Institutional Service Class Shares
Proceeds from shares issued	34,301	24,646	—	—
Exchanged*	(56,828)	—	—	—
Dividends reinvested	—	—	—	—
Cost of shares redeemed	(279,219)	(55,610)	—	—
Total Institutional Service Class	(301,746)	(30,964)	—	—
Institutional Class Shares
Proceeds from shares issued	1,855,244	382,594	439,403	669,409
Exchanged*	8,040,352	—	—	—
Dividends reinvested	—	—	222,829	928,599
Cost of shares redeemed	(1,203,795)	(2,357,860)	(2,358,675)	(3,104,492)
Total Institutional Class	8,691,801	(1,975,266)	(1,696,443)	(1,506,484)
Change in net assets from capital transactions:	$(2,988,945)	$(3,316,057)	$(7,651,088)	$(2,156,440)

*	On October 18, 2024, all issued and outstanding Class A, Class R and Institutional Service Class shares of the abrdn Focused U.S. Small Cap Fund were converted to Institutional Class shares.
Amounts listed as “–” are $0 or round to $0.
See accompanying Notes to Financial Statements.
40	2024 Annual Report

Statements of Changes in Net Assets  (continued)

	abrdn Focused U.S. Small Cap Equity Fund		abrdn Global Equity Impact Fund
	Year Ended October 31, 2024	Year Ended October 31, 2023	Year Ended October 31, 2024	Year Ended October 31, 2023
Share Transactions:
Class A Shares
Issued	78,520	40,277	36,572	75,119
Exchanged*	(979,901)	–	–	–
Reinvested	–	–	17,621	92,621
Redeemed	(206,314)	(239,072)	(470,985)	(211,139)
Total Class A Shares	(1,107,695)	(198,795)	(416,792)	(43,399)
Class R Shares
Issued	318,794	68,338	–	–
Exchanged*	(33,523)	–	–	–
Reinvested	–	–	–	–
Redeemed	(701,950)	(76,597)	–	–
Total Class R Shares	(416,679)	(8,259)	–	–
Institutional Service Class Shares
Issued	4,698	3,686	–	–
Exchanged*	(8,508)	–	–	–
Reinvested	–	–	–	–
Redeemed	(33,510)	(8,000)	–	–
Total Institutional Service Class Shares	(37,320)	(4,314)	–	–
Institutional Class Shares
Issued	214,643	53,831	29,832	46,069
Exchanged*	916,823	–	–	–
Reinvested	–	–	15,726	67,633
Redeemed	(151,082)	(331,519)	(163,157)	(223,301)
Total Institutional Class Shares	980,384	(277,688)	(117,599)	(109,599)
Total change in shares:	(581,310)	(489,056)	(534,391)	(152,998)

*	On October 18, 2024, all issued and outstanding Class A, Class R and Institutional Service Class shares of the abrdn Focused U.S. Small Cap Fund were converted to Institutional Class shares.
Amounts listed as “–” are 0 or round to 0.
See accompanying Notes to Financial Statements.
2024 Annual Report	41

Statements of Changes in Net Assets  (continued)

	abrdn Global Infrastructure Fund		abrdn International Small Cap Fund		abrdn Realty Income & Growth Fund
	Year Ended October 31, 2024	Year Ended October 31, 2023	Year Ended October 31, 2024	Year Ended October 31, 2023	Year Ended October 31, 2024	Year Ended October 31, 2023
From Investment Activities:
Operations:
Net investment income	$745,698	$1,278,382	$867,738	$1,169,018	$368,188	$1,135,136
Net realized gain/(loss) from investments and foreign currency transactions	2,315,934	479,415	4,724,545	(24,439,192)	4,325,037	728,623
Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	6,315,743	(1,075,074)	31,123,539	29,971,329	6,398,213	(3,008,343)
Changes in net assets resulting from operations	9,377,375	682,723	36,715,822	6,701,155	11,091,438	(1,144,584)
Distributions to Shareholders From:
Distributable earnings
Class A	(357,908)	(521,132)	(369,121)	(937,040)	(14,283)	(32,712)
Class C	—	—	—	(3,288)	—	—
Class R	—	—	(7,616)	(32,584)	—	—
Institutional Class	(1,108,807)	(1,726,422)	(702,261)	(2,192,455)	(1,490,512)	(3,593,964)
Change in net assets from shareholder distributions	(1,466,715)	(2,247,554)	(1,078,998)	(3,165,367)	(1,504,795)	(3,626,676)
Change in net assets from capital transactions	(5,642,490)	(4,943,954)	(40,355,177)	(53,732,742)	(3,496,710)	(2,601,329)
Change in net assets	2,268,170	(6,508,785)	(4,718,353)	(50,196,954)	6,089,933	(7,372,589)
Net Assets:
Beginning of year	40,486,111	46,994,896	128,286,214	178,483,168	34,616,738	41,989,327
End of year	$42,754,281	$40,486,111	$123,567,861	$128,286,214	$40,706,671	$34,616,738
Amounts listed as “–” are $0 or round to $0.
See accompanying Notes to Financial Statements.
42	2024 Annual Report

Statements of Changes in Net Assets  (continued)

	abrdn Global Infrastructure Fund		abrdn International Small Cap Fund		abrdn Realty Income & Growth Fund
	Year Ended October 31, 2024	Year Ended October 31, 2023	Year Ended October 31, 2024	Year Ended October 31, 2023	Year Ended October 31, 2024	Year Ended October 31, 2023
Capital Transactions:
Class A Shares
Proceeds from shares issued	$349,577	$331,170	$938,194	$4,476,015	$199,267	$20,475
Dividends reinvested	292,134	430,907	354,810	901,341	10,547	24,005
Cost of shares redeemed	(1,557,288)	(1,732,897)	(10,409,490)	(12,822,651)	(45,390)	(134,011)
Total Class A	(915,577)	(970,820)	(9,116,486)	(7,445,295)	164,424	(89,531)
Class C Shares
Proceeds from shares issued	—	—	65,493	28,197	—	—
Dividends reinvested	—	—	—	3,288	—	—
Cost of shares redeemed	—	—	(151,854)	(69,957)	—	—
Total Class C	—	—	(86,361)	(38,472)	—	—
Class R Shares
Proceeds from shares issued	—	—	128,386	415,475	—	—
Dividends reinvested	—	—	7,614	32,542	—	—
Cost of shares redeemed	—	—	(449,392)	(830,704)	—	—
Total Class R	—	—	(313,392)	(382,687)	—	—
Institutional Class Shares
Proceeds from shares issued	3,503,303	3,029,659	6,238,602	14,673,322	316,408	245,962
Dividends reinvested	1,079,010	1,691,984	702,164	2,174,000	1,446,878	3,503,197
Cost of shares redeemed	(9,309,226)	(8,694,777)	(37,779,704)	(62,713,610)	(5,424,420)	(6,260,957)
Total Institutional Class	(4,726,913)	(3,973,134)	(30,838,938)	(45,866,288)	(3,661,134)	(2,511,798)
Change in net assets from capital transactions:	$(5,642,490)	$(4,943,954)	$(40,355,177)	$(53,732,742)	$(3,496,710)	$(2,601,329)
Amounts listed as “–” are $0 or round to $0.
See accompanying Notes to Financial Statements.
2024 Annual Report	43

Statements of Changes in Net Assets  (continued)

	abrdn Global Infrastructure Fund		abrdn International Small Cap Fund		abrdn Realty Income & Growth Fund
	Year Ended October 31, 2024	Year Ended October 31, 2023	Year Ended October 31, 2024	Year Ended October 31, 2023	Year Ended October 31, 2024	Year Ended October 31, 2023
Share Transactions:
Class A Shares
Issued	15,098	15,296	33,039	170,980	18,208	1,948
Reinvested	12,660	20,046	13,040	35,458	951	2,349
Redeemed	(67,441)	(79,628)	(366,071)	(490,328)	(4,310)	(13,058)
Total Class A Shares	(39,683)	(44,286)	(319,992)	(283,890)	14,849	(8,761)
Class C Shares
Issued	–	–	2,708	1,191	–	–
Reinvested	–	–	–	146	–	–
Redeemed	–	–	(6,043)	(3,058)	–	–
Total Class C Shares	–	–	(3,335)	(1,721)	–	–
Class R Shares
Issued	–	–	5,012	17,098	–	–
Reinvested	–	–	302	1,381	–	–
Redeemed	–	–	(16,804)	(33,956)	–	–
Total Class R Shares	–	–	(11,490)	(15,477)	–	–
Institutional Class Shares
Issued	147,692	136,612	215,469	557,884	28,833	23,258
Reinvested	46,652	78,491	25,477	84,526	130,235	340,946
Redeemed	(405,458)	(406,658)	(1,312,676)	(2,358,303)	(488,100)	(600,390)
Total Institutional Class Shares	(211,114)	(191,555)	(1,071,730)	(1,715,893)	(329,032)	(236,186)
Total change in shares:	(250,797)	(235,841)	(1,406,547)	(2,016,981)	(314,183)	(244,947)
Amounts listed as “–” are 0 or round to 0.
See accompanying Notes to Financial Statements.
44	2024 Annual Report

Statements of Changes in Net Assets  (continued)

	abrdn U.S. Small Cap Equity Fund		abrdn U.S. Sustainable Leaders Fund
	Year Ended October 31, 2024	Year Ended October 31, 2023	Year Ended October 31, 2024	Year Ended October 31, 2023
From Investment Activities:
Operations:
Net investment income (loss)	$(859,201)	$(1,622,933)	$(171,994)	$632,659
Net realized gain/(loss) from investments and foreign currency transactions	33,623,598	(59,887,042)	5,088,325	(31,853,046)
Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	74,680,350	36,388,453	67,089,539	42,354,320
Changes in net assets resulting from operations	107,444,747	(25,121,522)	72,005,870	11,133,933
Distributions to Shareholders From:
Distributable earnings
Class A	—	(5,913,035)	(242,416)	(963,742)
Class C	—	(1,721,556)	—	(2,414)
Class R	—	(202,505)	—	—
Institutional Service Class	—	(1,601,455)	(321,771)	(409,828)
Institutional Class	—	(25,542,201)	(23,249)	(31,379)
Change in net assets from shareholder distributions	—	(34,980,752)	(587,436)	(1,407,363)
Change in net assets from capital transactions	(127,766,617)	(302,711,344)	(39,835,154)	(29,348,917)
Change in net assets	(20,321,870)	(362,813,618)	31,583,280	(19,622,347)
Net Assets:
Beginning of year	365,030,314	727,843,932	317,508,806	337,131,153
End of year	$344,708,444	$365,030,314	$349,092,086	$317,508,806
Amounts listed as “–” are $0 or round to $0.
See accompanying Notes to Financial Statements.
2024 Annual Report	45

Statements of Changes in Net Assets  (continued)

	abrdn U.S. Small Cap Equity Fund		abrdn U.S. Sustainable Leaders Fund
	Year Ended October 31, 2024	Year Ended October 31, 2023	Year Ended October 31, 2024	Year Ended October 31, 2023
Capital Transactions:
Class A Shares
Proceeds from shares issued	$12,704,578	$13,008,753	$820,318	$579,382
Dividends reinvested	—	4,786,280	214,930	875,365
Cost of shares redeemed	(23,073,308)	(27,629,223)	(27,813,631)	(21,628,726)
Total Class A	(10,368,730)	(9,834,190)	(26,778,383)	(20,173,979)
Class C Shares
Proceeds from shares issued	366,652	1,999,206	53,100	290,815
Dividends reinvested	—	1,614,621	—	2,414
Cost of shares redeemed	(9,014,073)	(9,276,781)	(144,626)	(197,203)
Total Class C	(8,647,421)	(5,662,954)	(91,526)	96,026
Class R Shares
Proceeds from shares issued	886,537	630,204	—	—
Dividends reinvested	—	192,619	—	—
Cost of shares redeemed	(795,147)	(854,184)	—	—
Total Class R	91,390	(31,361)	—	—
Institutional Service Class Shares
Proceeds from shares issued	6,686,749	6,236,824	333,524	753,807
Dividends reinvested	—	1,545,659	315,660	404,905
Cost of shares redeemed	(7,670,618)	(6,713,328)	(12,245,689)	(9,090,927)
Total Institutional Service Class	(983,869)	1,069,155	(11,596,505)	(7,932,215)
Institutional Class Shares
Proceeds from shares issued	27,115,806	80,441,718	1,484,717	1,097,691
Dividends reinvested	—	22,298,024	22,193	30,699
Cost of shares redeemed	(134,973,793)	(390,991,736)	(2,875,650)	(2,467,139)
Total Institutional Class	(107,857,987)	(288,251,994)	(1,368,740)	(1,338,749)
Change in net assets from capital transactions:	$(127,766,617)	$(302,711,344)	$(39,835,154)	$(29,348,917)
Amounts listed as “–” are $0 or round to $0.
See accompanying Notes to Financial Statements.
46	2024 Annual Report

Statements of Changes in Net Assets  (concluded)

	abrdn U.S. Small Cap Equity Fund		abrdn U.S. Sustainable Leaders Fund
	Year Ended October 31, 2024	Year Ended October 31, 2023	Year Ended October 31, 2024	Year Ended October 31, 2023
Share Transactions:
Class A Shares
Issued	404,343	435,773	72,213	58,031
Reinvested	–	169,726	19,754	90,711
Redeemed	(739,006)	(933,504)	(2,431,774)	(2,173,816)
Total Class A Shares	(334,663)	(328,005)	(2,339,807)	(2,025,074)
Class C Shares
Issued	16,296	92,000	6,846	41,035
Reinvested	–	78,152	–	348
Redeemed	(398,802)	(427,812)	(18,717)	(27,636)
Total Class C Shares	(382,506)	(257,660)	(11,871)	13,747
Class R Shares
Issued	33,261	25,276	–	–
Reinvested	–	8,039	–	–
Redeemed	(29,323)	(33,247)	–	–
Total Class R Shares	3,938	68	–	–
Institutional Service Class Shares
Issued	192,888	192,089	25,821	66,985
Reinvested	–	49,256	25,726	37,216
Redeemed	(216,362)	(204,239)	(945,631)	(812,255)
Total Institutional Service Class Shares	(23,474)	37,106	(894,084)	(708,054)
Institutional Class Shares
Issued	775,981	2,457,296	112,324	95,661
Reinvested	–	708,099	1,793	2,798
Redeemed	(3,812,302)	(11,771,742)	(219,402)	(220,421)
Total Institutional Class Shares	(3,036,321)	(8,606,347)	(105,285)	(121,962)
Total change in shares:	(3,773,026)	(9,154,838)	(3,351,047)	(2,841,343)

Amounts listed as “–” are 0 or round to 0.
See accompanying Notes to Financial Statements.
2024 Annual Report	47

Financial Highlights
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn China A Share Equity Fund
		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2024	$21.48	$0.19	$0.85	$ 1.04	$ (0.08)	$ –	$ (0.08)	$ 22.44
Year Ended October 31, 2023	22.74	0.06	(1.32)	(1.26)	–	–	–	21.48
Year Ended October 31, 2022	37.76	0.01	(14.09)	(14.08)	–	(0.94)	(0.94)	22.74
Year Ended October 31, 2021	33.90	(0.11)	4.50	4.39	–	(0.53)	(0.53)	37.76
Year Ended October 31, 2020	25.61	0.08	9.29	9.37	–(g)	(1.08)	(1.08)	33.90
Class C Shares
Year Ended October 31, 2024	19.95	0.05	0.79	0.84	–	–	–	20.79
Year Ended October 31, 2023	21.25	(0.10)	(1.20)	(1.30)	–	–	–	19.95
Year Ended October 31, 2022	35.58	(0.22)	(13.17)	(13.39)	–	(0.94)	(0.94)	21.25
Year Ended October 31, 2021	32.18	(0.31)	4.24	3.93	–	(0.53)	(0.53)	35.58
Year Ended October 31, 2020	24.52	(0.09)	8.83	8.74	–	(1.08)	(1.08)	32.18
Class R Shares
Year Ended October 31, 2024	20.75	0.13	0.82	0.95	–	–	–	21.70
Year Ended October 31, 2023	22.03	(0.03)	(1.25)	(1.28)	–	–	–	20.75
Year Ended October 31, 2022	36.71	(0.06)	(13.68)	(13.74)	–	(0.94)	(0.94)	22.03
Year Ended October 31, 2021	33.07	(0.23)	4.40	4.17	–	(0.53)	(0.53)	36.71
Year Ended October 31, 2020	25.08	(0.06)	9.13	9.07	–	(1.08)	(1.08)	33.07
Institutional Service Class Shares
Year Ended October 31, 2024	21.75	0.25	0.86	1.11	(0.17)	–	(0.17)	22.69
Year Ended October 31, 2023	22.96	0.12	(1.33)	(1.21)	–	–	–	21.75
Year Ended October 31, 2022	38.05	0.05	(14.18)	(14.13)	(0.02)	(0.94)	(0.96)	22.96
Year Ended October 31, 2021	34.11	(0.04)	4.53	4.49	(0.02)	(0.53)	(0.55)	38.05
Year Ended October 31, 2020	25.75	0.15	9.34	9.49	(0.05)	(1.08)	(1.13)	34.11
Institutional Class Shares
Year Ended October 31, 2024	21.90	0.25	0.89	1.14	(0.17)	–	(0.17)	22.87
Year Ended October 31, 2023	23.10	0.15	(1.35)	(1.20)	–	–	–	21.90
Year Ended October 31, 2022	38.24	0.06	(14.23)	(14.17)	(0.03)	(0.94)	(0.97)	23.10
Year Ended October 31, 2021	34.26	0.12	4.43	4.55	(0.04)	(0.53)	(0.57)	38.24
Year Ended October 31, 2020	25.85	0.05	9.51	9.56	(0.07)	(1.08)	(1.15)	34.26

(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Includes interest expense that amounts to 0.03% for the year ended October 31, 2023. Includes interest expense that amounts to less than 0.01% for the years ended October 31, 2024, October 31, 2022, October 31, 2021, and October 31, 2020, respectively.
(f)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.
(g)	Less than $0.005 per share.
Amounts listed as “–” are $0 or round to $0.
See accompanying Notes to Financial Statements.
48	2024 Annual Report

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn China A Share Equity Fund  (concluded)
	Ratios/Supplemental Data
Total Return (b)	Net Assets at End of Period (000's)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(c)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover (d)

4.87%	$ 7,635	1.38%(e)	2.48%(e)	0.93%	61%
(5.54%)	7,929	1.38%(e)	1.79%(e)	0.23%	36%
(38.20%)	9,609	1.33%(e)	1.78%(e)	0.04%	24%
12.98%(f)	18,476	1.32%(e)	1.58%(e)	(0.28%)	45%
38.06%(f)	10,888	1.32%(e)	2.55%(e)	0.28%	56%

4.21%	670	2.00%(e)	3.16%(e)	0.28%	61%
(6.12%)	986	2.02%(e)	2.49%(e)	(0.42%)	36%
(38.62%)	1,533	1.99%(e)	2.51%(e)	(0.76%)	24%
12.23%	3,782	1.99%(e)	2.33%(e)	(0.86%)	45%
37.13%	587	1.99%(e)	3.37%(e)	(0.37%)	56%

4.58%	2,133	1.64%(e)	2.74%(e)	0.69%	61%
(5.81%)	2,382	1.67%(e)	2.08%(e)	(0.12%)	36%
(38.37%)	2,356	1.61%(e)	2.06%(e)	(0.22%)	24%
12.63%(f)	4,557	1.64%(e)	1.90%(e)	(0.62%)	45%
37.63%(f)	3,215	1.62%(e)	2.85%(e)	(0.23%)	56%

5.17%	345	1.09%(e)	2.19%(e)	1.24%	61%
(5.27%)	349	1.12%(e)	1.53%(e)	0.47%	36%
(38.07%)	349	1.10%(e)	1.55%(e)	0.15%	24%
13.21%	959	1.08%(e)	1.34%(e)	(0.10%)	45%
38.37%	639	1.09%(e)	2.32%(e)	0.55%	56%

5.28%	8,720	1.00%(e)	2.14%(e)	1.22%	61%
(5.19%)	12,440	1.03%(e)	1.49%(e)	0.56%	36%
(37.99%)	16,915	0.99%(e)	1.51%(e)	0.19%	24%
13.33%	60,300	0.99%(e)	1.33%(e)	0.32%	45%
38.55%	4,919	0.99%(e)	2.34%(e)	0.20%	56%
2024 Annual Report	49

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn Dynamic Dividend Fund
		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Tax Return of Capital	Total Distributions
Class A Shares
Year Ended October 31, 2024	$3.77	$0.20	$0.62	$ 0.82	$ (0.20)	$ –	$ (0.03)	$ (0.23)
Year Ended October 31, 2023	3.75	0.21	0.04	0.25	(0.23)	–	–(f)	(0.23)
Year Ended October 31, 2022	4.74	0.20(g)	(0.95)	(0.75)	(0.22)	(0.01)	(0.01)	(0.24)
Year Ended October 31, 2021	3.68	0.23	1.06	1.29	(0.23)	–	–	(0.23)
Year Ended October 31, 2020	3.99	0.20	(0.28)	(0.08)	(0.23)	–	–	(0.23)
Institutional Class Shares
Year Ended October 31, 2024	3.77	0.21	0.62	0.83	(0.21)	–	(0.03)	(0.24)
Year Ended October 31, 2023	3.75	0.22	0.04	0.26	(0.24)	–	–(f)	(0.24)
Year Ended October 31, 2022	4.74	0.21(g)	(0.95)	(0.74)	(0.23)	(0.01)	(0.01)	(0.25)
Year Ended October 31, 2021	3.69	0.24	1.05	1.29	(0.24)	–	–	(0.24)
Year Ended October 31, 2020	4.00	0.21	(0.28)	(0.07)	(0.24)	–	–	(0.24)

(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Includes interest expense that amounts to less than 0.01%.
(f)	Less than $0.005 per share.
(g)	Included within Net Investment Income per share, Total Return, and Ratio of Net Investment Income to Average Net Assets reflects the effects of a liability accrued on
February 28, 2022 relating to withholding tax refunds that the Fund previously received and recorded which are being contested by the local tax authority. The accrued liability resulted in a decrease in net assets of approximately 0.87% as of October 31, 2022. (See Note 2i of the Notes to Financial Statements). If such amounts were excluded, the Net Investment Income per share, Total Return, and Ratio of Net Investment Loss to Average Net Assets for Class A Shares would have been $0.24,
(15.67%), and 5.49%, respectively. For Institutional Class Shares, these amounts would have been $0.24, (15.45%), and 5.67%, respectively.
(h)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.
Amounts listed as “–” are $0 or round to $0.
See accompanying Notes to Financial Statements.
50	2024 Annual Report

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn Dynamic Dividend Fund  (concluded)
		Ratios/Supplemental Data
Net Asset Value, End of Period	Total Return (b)	Net Assets at End of Period (000's)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(c)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover (d)

$ 4.36	22.03%	$ 3,832	1.50%(e)	1.69%(e)	4.61%	75%
3.77	6.41%	3,619	1.56%(e)	1.69%(e)	5.16%	63%
3.75	(16.34%)(g)	4,094	1.50%	1.61%	4.62%(g)	79%
4.74	35.40%	4,986	1.50%	1.66%	5.03%	59%
3.68	(2.04%)(h)	3,885	1.50%	1.60%	5.20%	85%

4.36	22.33%	93,666	1.25%(e)	1.43%(e)	4.84%	75%
3.77	6.67%	87,929	1.31%(e)	1.42%(e)	5.42%	63%
3.75	(16.12%)(g)	96,362	1.25%	1.34%	4.81%(g)	79%
4.74	35.36%	123,166	1.25%	1.39%	5.26%	59%
3.69	(1.77%)	100,350	1.25%	1.35%	5.37%	85%
2024 Annual Report	51

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn EM SMA Completion Fund
		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)
Institutional Class Shares
Year Ended October 31, 2024	$8.12	$0.25	$0.34	$ 0.59	$ (0.10)	$ (0.10)	$ 8.61	7.19%
Period Ended October 31, 2023(h)	10.00	0.24	(2.12)	(1.88)	–	–	8.12	(18.80%)

(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not Annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Amounts listed as “–” are 0% or round to 0%
(h)	For the period from January 27, 2023 (commencement of operations) through October 31, 2023.
Amounts listed as “–” are $0 or round to $0.
See accompanying Notes to Financial Statements.
52	2024 Annual Report

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn EM SMA Completion Fund  (concluded)
Ratios/Supplemental Data
Net Assets at End of Period (000's)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(d)(e)	Ratio of Net Investment Income (Loss) to Average Net Assets (d)	Portfolio Turnover (f)

$ 341	–(g)	25.44%	2.85%	47%
268	–(g)	27.99%	3.52%	30%

2024 Annual Report	53

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn Emerging Markets Dividend Fund
		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return
Institutional Class Shares*
Year Ended October 31, 2024	$23.02	$0.56	$6.35	$ 6.91	$ –	$ –	$ 29.93	30.02%
Year Ended October 31, 2023	22.88	0.17	1.84	2.01	(1.87)	(1.87)	23.02	8.61%
Year Ended October 31, 2022	35.96	0.42(f)	(13.50)	(13.08)	–	–	22.88	(36.37%)(f)(g)
Year Ended October 31, 2021	26.98	(0.04)	9.32	9.28	(0.30)	(0.30)	35.96	34.56%
Year Ended October 31, 2020	27.74	0.24	0.30	0.54	(1.30)	(1.30)	26.98	1.86%(h)

*	On October 18, 2024, all issued and outstanding Class A shares of the abrdn Emerging Markets Dividend Fund were converted to Institutional Class shares.
(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Beginning with the year ended October 31, 2022, income taxes on recovered refunds were included in foreign tax withholding on the Statement of Operations and, as such, are not included within the ratios of expenses to average net assets. Income taxes on recovered refunds for years prior to October 31, 2022 were reflected as expenses on the Statement of Operations and included within the ratios of expenses to average net assets.
(c)	Includes interest expense that amounts to less than 0.01%.
(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Included within Net Investment Income per share, Total Return, and Ratio of Net Investment Income to Average Net Assets are the effects of withholding tax refunds and income taxes on recovered refunds (See Note 2i of the Notes to Financial Statements). If such amounts were excluded, the Net Investment Income per share, Total Return, and Ratio of Net Investment Loss to Average Net Assets for the Institutional Class shares, these amounts would have been $0.08, (37.18%), and 0.29%, respectively.
(g)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.
(h)	Included within Total Return is the effect of withholding tax refunds and income taxes on recovered refunds (See Note 2i of the Notes to Financial Statements). If such amounts were excluded, the Total Return for Institutional Class shares, this amount would have been (0.11%).
(i)	As the result of a name and strategy change effective February 29, 2024, portfolio turnover is higher than historical levels.
Amounts listed as “–” are $0 or round to $0.
See accompanying Notes to Financial Statements.
54	2024 Annual Report

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn Emerging Markets Dividend Fund  (concluded)
Ratios/Supplemental Data
Net Assets at End of Period (000's)	Ratio of Expenses (Net of Reimbursements/ Waivers Excluding Accruals for Estimated Tax Due on Foreign Tax Refund Recoveries) to Average Net Assets (b)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets (b)(c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(b)(c)(d)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover (e)

$ 78,416	1.01%	1.01%	1.70%	1.98%	122%(i)
7,653	1.04%	1.04%	1.34%	0.67%	23%
13,946	0.93%	0.93%	1.27%	1.50%(f)	38%
25,253	1.13%	1.13%	1.31%	(0.11%)	114%
20,047	1.13%	1.13%	1.33%	0.90%	34%

2024 Annual Report	55

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn Emerging Markets ex-China Fund
		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2024	$10.28	$0.09	$1.99	$ 2.08	$ (0.06)	$ –	$ (0.06)	$ 12.30
Year Ended October 31, 2023	12.38	0.12	0.70	0.82	(0.11)	(2.81)	(2.92)	10.28
Year Ended October 31, 2022	18.17	0.08	(3.93)	(3.85)	–	(1.94)	(1.94)	12.38
Year Ended October 31, 2021	13.21	(0.06)	5.02	4.96	–	–	–	18.17
Year Ended October 31, 2020	12.87	(0.01)	0.77	0.76	(0.08)	(0.34)	(0.42)	13.21
Class C Shares
Year Ended October 31, 2024	9.07	0.01	1.76	1.77	–	–	–	10.84
Year Ended October 31, 2023	11.24	0.05	0.62	0.67	(0.03)	(2.81)	(2.84)	9.07
Year Ended October 31, 2022	16.77	(0.02)	(3.57)	(3.59)	–	(1.94)	(1.94)	11.24
Year Ended October 31, 2021	12.27	(0.15)	4.65	4.50	–	–	–	16.77
Year Ended October 31, 2020	11.98	(0.08)	0.71	0.63	–	(0.34)	(0.34)	12.27
Class R Shares
Year Ended October 31, 2024	9.47	0.03	1.85	1.88	(0.03)	–	(0.03)	11.32
Year Ended October 31, 2023	11.59	0.08	0.65	0.73	(0.04)	(2.81)	(2.85)	9.47
Year Ended October 31, 2022	17.19	0.02	(3.68)	(3.66)	–	(1.94)	(1.94)	11.59
Year Ended October 31, 2021	12.54	(0.11)	4.76	4.65	–	–	–	17.19
Year Ended October 31, 2020	12.21	(0.05)	0.73	0.68	(0.01)	(0.34)	(0.35)	12.54
Institutional Service Class Shares
Year Ended October 31, 2024	10.56	0.08	2.08	2.16	(0.09)	–	(0.09)	12.63
Year Ended October 31, 2023	12.66	0.14	0.72	0.86	(0.15)	(2.81)	(2.96)	10.56
Year Ended October 31, 2022	18.49	0.11	(4.00)	(3.89)	–	(1.94)	(1.94)	12.66
Year Ended October 31, 2021	13.41	(0.02)	5.10	5.08	–	–	–	18.49
Year Ended October 31, 2020	13.05	0.02	0.80	0.82	(0.12)	(0.34)	(0.46)	13.41
Institutional Class Shares
Year Ended October 31, 2024	10.40	0.13	2.01	2.14	(0.09)	–	(0.09)	12.45
Year Ended October 31, 2023	12.50	0.16	0.72	0.88	(0.17)	(2.81)	(2.98)	10.40
Year Ended October 31, 2022	18.27	0.08	(3.91)	(3.83)	–	(1.94)	(1.94)	12.50
Year Ended October 31, 2021	13.24	–(g)	5.03	5.03	–	–	–	18.27
Year Ended October 31, 2020	12.88	0.03	0.79	0.82	(0.12)	(0.34)	(0.46)	13.24

(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Includes interest expense that amounts to less than 0.01%.
(f)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.
(g)	Less than $0.005 per share.
Amounts listed as “–” are $0 or round to $0.
See accompanying Notes to Financial Statements.
56	2024 Annual Report

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn Emerging Markets ex-China Fund  (concluded)
	Ratios/Supplemental Data
Total Return (b)	Net Assets at End of Period (000's)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(c)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover (d)

20.25%	$ 32,614	1.38%(e)	1.77%(e)	0.70%	35%
7.41%	20,114	1.46%(e)	2.36%(e)	1.12%	36%
(23.84%)	19,947	1.48%(e)	2.17%(e)	0.55%	129%
37.55%	27,814	1.53%	2.17%	(0.35%)	22%
5.93%(f)	22,455	1.53%(e)	2.17%(e)	(0.06%)	29%

19.51%	351	2.01%(e)	2.52%(e)	0.12%	35%
6.64%	154	2.11%(e)	3.17%(e)	0.48%	36%
(24.32%)	135	2.14%(e)	3.05%(e)	(0.12%)	129%
36.67%	195	2.19%	3.03%	(1.01%)	22%
5.24%	205	2.19%(e)	3.04%(e)	(0.68%)	29%

19.83%	2,484	1.64%(e)	2.04%(e)	0.23%	35%
7.07%	519	1.80%(e)	2.70%(e)	0.74%	36%
(24.12%)	588	1.88%(e)	2.57%(e)	0.13%	129%
37.08%	903	1.87%	2.51%	(0.69%)	22%
5.58%	898	1.91%(e)	2.55%(e)	(0.42%)	29%

20.54%	48,158	1.05%(e)	1.47%(e)	0.60%	35%
7.63%	58	1.20%(e)	2.10%(e)	1.17%	36%
(23.62%)	236	1.23%(e)	1.92%(e)	0.78%	129%
37.88%	343	1.29%	1.93%	(0.12%)	22%
6.25%	250	1.29%(e)	1.93%(e)	0.18%	29%

20.63%	78,206	1.01%(e)	1.50%(e)	1.07%	35%
7.86%	20,168	1.11%(e)	2.13%(e)	1.44%	36%
(23.57%)	3,740	1.13%(e)	1.88%(e)	0.61%	129%
37.99%	1,583	1.19%	1.88%	(0.02%)	22%
6.39%	1,409	1.19%(e)	1.88%(e)	0.27%	29%
2024 Annual Report	57

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn Emerging Markets Fund
		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2024	$11.91	$0.19	$2.03	$ 2.22	$ (0.12)	$ –	$ (0.12)	$ 14.01
Year Ended October 31, 2023	11.29	0.13	0.66	0.79	(0.17)	–	(0.17)	11.91
Year Ended October 31, 2022	20.15	0.06	(6.98)	(6.92)	(0.02)	(1.92)	(1.94)	11.29
Year Ended October 31, 2021	16.79	0.04	3.46	3.50	–	(0.14)	(0.14)	20.15
Year Ended October 31, 2020	15.30	0.01	1.71	1.72	(0.22)	(0.01)	(0.23)	16.79
Class C Shares
Year Ended October 31, 2024	11.74	0.06	2.00	2.06	–(g)	–	–(g)	13.80
Year Ended October 31, 2023	11.09	0.06	0.65	0.71	(0.06)	–	(0.06)	11.74
Year Ended October 31, 2022	19.90	(0.01)	(6.88)	(6.89)	–	(1.92)	(1.92)	11.09
Year Ended October 31, 2021	16.68	(0.08)	3.44	3.36	–	(0.14)	(0.14)	19.90
Year Ended October 31, 2020	15.18	(0.06)	1.69	1.63	(0.12)	(0.01)	(0.13)	16.68
Class R Shares
Year Ended October 31, 2024	11.72	0.10	1.99	2.09	(0.12)	–	(0.12)	13.69
Year Ended October 31, 2023	11.11	0.11	0.66	0.77	(0.16)	–	(0.16)	11.72
Year Ended October 31, 2022	19.89	0.04	(6.90)	(6.86)	–(g)	(1.92)	(1.92)	11.11
Year Ended October 31, 2021	16.60	0.01	3.42	3.43	–	(0.14)	(0.14)	19.89
Year Ended October 31, 2020	15.14	–(g)	1.68	1.68	(0.21)	(0.01)	(0.22)	16.60
Institutional Service Class Shares
Year Ended October 31, 2024	11.95	0.17	2.03	2.20	(0.18)	–	(0.18)	13.97
Year Ended October 31, 2023	11.34	0.18	0.66	0.84	(0.23)	–	(0.23)	11.95
Year Ended October 31, 2022	20.26	0.11	(7.01)	(6.90)	(0.10)	(1.92)	(2.02)	11.34
Year Ended October 31, 2021	16.85	0.12	3.46	3.58	(0.03)	(0.14)	(0.17)	20.26
Year Ended October 31, 2020	15.37	0.07	1.70	1.77	(0.28)	(0.01)	(0.29)	16.85
Institutional Class Shares
Year Ended October 31, 2024	12.03	0.19	2.05	2.24	(0.19)	–	(0.19)	14.08
Year Ended October 31, 2023	11.40	0.20	0.66	0.86	(0.23)	–	(0.23)	12.03
Year Ended October 31, 2022	20.34	0.14	(7.05)	(6.91)	(0.11)	(1.92)	(2.03)	11.40
Year Ended October 31, 2021	16.90	0.14	3.48	3.62	(0.04)	(0.14)	(0.18)	20.34
Year Ended October 31, 2020	15.39	0.09	1.72	1.81	(0.29)	(0.01)	(0.30)	16.90

(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Includes interest expense that amounts to less than 0.01%.
(f)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.
(g)	Less than $0.005 per share.
Amounts listed as “–” are $0 or round to $0.
See accompanying Notes to Financial Statements.
58	2024 Annual Report

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn Emerging Markets Fund  (concluded)
	Ratios/Supplemental Data
Total Return (b)	Net Assets at End of Period (000's)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(c)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover (d)

18.70%	$ 36,921	1.09%(e)	1.12%(e)	1.43%	33%
6.93%(f)	42,710	1.60%(e)	1.60%(e)	1.04%	30%
(37.56%)(f)	63,232	1.60%(e)	1.63%(e)	0.39%	37%
20.87%	116,268	1.56%(e)	1.56%(e)	0.20%	37%
11.31%	107,572	1.59%(e)	1.59%(e)	0.09%	26%

17.57%	1,682	2.10%(e)	2.24%(e)	0.42%	33%
6.36%	2,081	2.10%(e)	2.20%(e)	0.50%	30%
(37.87%)	4,162	2.10%(e)	2.21%(e)	(0.09%)	37%
20.16%	10,662	2.10%(e)	2.13%(e)	(0.38%)	37%
10.74%	11,786	2.10%(e)	2.19%(e)	(0.40%)	26%

17.89%	101,750	1.74%(e)	1.77%(e)	0.79%	33%
6.87%	94,625	1.75%(e)	1.75%(e)	0.88%	30%
(37.71%)	92,428	1.75%(e)	1.78%(e)	0.26%	37%
20.68%	133,696	1.72%(e)	1.72%(e)	0.04%	37%
11.13%	113,707	1.73%(e)	1.73%(e)	0.01%	26%

18.56%	451,337	1.25%(e)	1.28%(e)	1.27%	33%
7.30%	477,809	1.25%(e)	1.25%(e)	1.37%	30%
(37.37%)	494,873	1.25%(e)	1.28%(e)	0.79%	37%
21.29%	476,046	1.21%(e)	1.21%(e)	0.56%	37%
11.64%(f)	362,229	1.24%(e)	1.24%(e)	0.50%	26%

18.74%	649,098	1.10%(e)	1.22%(e)	1.43%	33%
7.44%	1,159,535	1.10%(e)	1.19%(e)	1.52%	30%
(37.26%)	1,606,819	1.10%(e)	1.22%(e)	0.90%	37%
21.45%	4,184,781	1.10%(e)	1.14%(e)	0.69%	37%
11.86%	3,414,059	1.10%(e)	1.18%(e)	0.59%	26%
2024 Annual Report	59

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn Focused U.S. Small Cap Equity Fund
		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Institutional Class Shares*
Year Ended October 31, 2024	$6.30	$(0.01)	$2.29	$ 2.28	$ –	$ –	$ –	$ 8.58
Year Ended October 31, 2023	6.97	0.01	(0.68)	(0.67)	–	–	–	6.30
Year Ended October 31, 2022	12.21	(0.02)	(2.31)	(2.33)	–	(2.91)	(2.91)	6.97
Year Ended October 31, 2021	8.78	(0.01)	4.45	4.44	–	(1.01)	(1.01)	12.21
Year Ended October 31, 2020	8.20	0.01	1.04	1.05	(0.01)	(0.46)	(0.47)	8.78

*	On October 18, 2024, all issued and outstanding Class A, Class R and Institutional Service Class shares of the abrdn Focused U.S. Small Cap Fund were converted to Institutional Class shares.
(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Includes interest expense that amounts to less than 0.01%.
(f)	Includes interest expense that amounts to less than 0.01% for the Institutional Class for the years ended October 31, 2021 and October 31, 2020.
(g)	As the result of a name and strategy change effective February 29, 2024, portfolio turnover is higher than historical levels.
Amounts listed as “–” are $0 or round to $0.
See accompanying Notes to Financial Statements.
60	2024 Annual Report

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn Focused U.S. Small Cap Equity Fund  (concluded)
	Ratios/Supplemental Data
Total Return (b)	Net Assets at End of Period (000's)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(c)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover (d)

36.19%	$ 12,405	0.90%(e)	2.36%(e)	(0.13%)	110%(g)
(9.61%)	2,934	0.90%(e)	2.13%(e)	0.11%	17%
(25.17%)	5,182	0.90%	2.15%	(0.25%)	56%
53.85%	5,531	0.90%(f)	2.24%(f)	(0.12%)	157%
13.14%	3,451	0.90%(f)	1.94%(f)	0.17%	46%
2024 Annual Report	61

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn Global Equity Impact Fund
		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2024	$12.61	$0.03	$2.54	$ 2.57	$ (0.14)	$ (0.14)	$ 15.04
Year Ended October 31, 2023	13.07	0.07	0.13	0.20	(0.66)	(0.66)	12.61
Year Ended October 31, 2022	18.45	0.39(f)	(5.77)	(5.38)	–(g)	–(g)	13.07
Year Ended October 31, 2021	13.14	–	5.37	5.37	(0.06)	(0.06)	18.45
Year Ended October 31, 2020	11.59	0.05	1.77	1.82	(0.27)	(0.27)	13.14
Institutional Class Shares
Year Ended October 31, 2024	12.65	0.07	2.55	2.62	(0.19)	(0.19)	15.08
Year Ended October 31, 2023	13.12	0.11	0.13	0.24	(0.71)	(0.71)	12.65
Year Ended October 31, 2022	18.49	0.41(f)	(5.77)	(5.36)	(0.01)	(0.01)	13.12
Year Ended October 31, 2021	13.18	0.04	5.37	5.41	(0.10)	(0.10)	18.49
Year Ended October 31, 2020	11.62	0.08	1.79	1.87	(0.31)	(0.31)	13.18

(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Beginning with the year ended October 31, 2022, income taxes on recovered refunds were included in foreign tax withholding on the Statement of Operations and, as such, are not included within the ratios of expenses to average net assets. Income taxes on recovered refunds for years prior to October 31, 2022 were reflected as expenses on the Statement of Operations and included within the ratios of expenses to average net assets.
(c)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Includes interest expense that amounts to less than 0.01%.
(f)	Included within Net Investment Income per share, Total Return, and Ratio of Net Investment Income to Average Net Assets are the effects of withholding tax refunds and income taxes on recovered refunds (See Note 2i of the Notes to Financial Statements). If such amounts were excluded, the Net Investment Income per share, Total Return, and Ratio of Net Investment Loss to Average Net Assets for Class A shares would have been $0.07, (30.98%) and 0.47%, respectively. For Institutional Class shares, these amounts would have been $0.07, (30.83%) and 0.49%, respectively.
(g)	Less than $0.005 per share.
(h)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.
(i)	Included within Total Return is the effect of withholding tax refunds and income taxes on recovered refunds (See Note 2i of the Notes to Financial Statements). If such amounts were excluded, the Total Return for Class A Shares would have been 15.82%. For Institutional Class Shares, this amount would have been 16.12%.
Amounts listed as “–” are $0 or round to $0.
See accompanying Notes to Financial Statements.
62	2024 Annual Report

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn Global Equity Impact Fund  (concluded)
	Ratios/Supplemental Data
Total Return	Net Assets at End of Period (000's)	Ratio of Expenses (Net of Reimbursements/ Waivers Excluding Accruals for Estimated Tax Due on Foreign Tax Refund Recoveries) to Average Net Assets (b)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets (b)(c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(b)(c)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover (d)

20.48%	$ 24,124	1.29%	1.29%(e)	1.79%(e)	0.23%	49%
1.13%	25,480	1.40%	1.40%	1.81%	0.53%	31%
(29.14%)(f)(h)	26,986	1.17%	1.17%	1.72%	2.59%(f)	37%
40.95%	43,059	1.38%	1.38%	1.73%	0.02%	17%
15.93%(i)	32,180	1.41%	1.41%	1.92%	0.40%	32%

20.79%	18,849	1.04%	1.04%(e)	1.51%(e)	0.47%	49%
1.39%	17,299	1.14%	1.14%	1.55%	0.77%	31%
(28.99%)(f)(h)	19,384	0.92%	0.92%	1.44%	2.71%(f)	37%
41.23%	32,312	1.13%	1.13%	1.45%	0.24%	17%
16.30%(i)	27,839	1.16%	1.16%	1.61%	0.65%	32%
2024 Annual Report	63

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn Global Infrastructure Fund
		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2024	$19.81	$0.36	$4.44	$ 4.80	$ (0.54)	$ (0.21)	$ –	$ (0.75)	$ 23.86
Year Ended October 31, 2023	20.62	0.53	(0.36)	0.17	(0.59)	(0.39)	–	(0.98)	19.81
Year Ended October 31, 2022	24.18	0.41	(3.00)	(2.59)	(0.71)	(0.26)	–	(0.97)	20.62
Year Ended October 31, 2021	19.03	0.45	5.41	5.86	(0.71)	–	–	(0.71)	24.18
Year Ended October 31, 2020	21.93	0.53	(2.59)	(2.06)	(0.56)	(0.14)	(0.14)	(0.84)	19.03
Institutional Class Shares
Year Ended October 31, 2024	19.86	0.41	4.45	4.86	(0.59)	(0.21)	–	(0.80)	23.92
Year Ended October 31, 2023	20.66	0.59	(0.36)	0.23	(0.64)	(0.39)	–	(1.03)	19.86
Year Ended October 31, 2022	24.22	0.47	(3.01)	(2.54)	(0.76)	(0.26)	–	(1.02)	20.66
Year Ended October 31, 2021	19.05	0.52	5.41	5.93	(0.76)	–	–	(0.76)	24.22
Year Ended October 31, 2020	21.97	0.58	(2.60)	(2.02)	(0.62)	(0.14)	(0.14)	(0.90)	19.05

(a)	Net investment income is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Includes interest expense that amounts to less than 0.01%.
(f)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.
Amounts listed as “–” are $0 or round to $0.
See accompanying Notes to Financial Statements.
64	2024 Annual Report

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn Global Infrastructure Fund  (concluded)
	Ratios/Supplemental Data
Total Return (b)	Net Assets at End of Period (000's)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(c)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover (d)

24.35%	$ 11,127	1.25%(e)	1.62%(e)	1.55%	14%
0.53%	10,028	1.24%(e)	1.58%(e)	2.45%	20%
(11.04%)	11,350	1.24%	1.58%	1.81%	23%
31.09%	13,227	1.24%	1.63%	1.95%	31%
(9.49%)	9,206	1.33%	1.55%	2.61%	24%

24.66%(f)	31,627	1.00%(e)	1.36%(e)	1.79%	14%
0.80%(f)	30,458	0.99%(e)	1.33%(e)	2.71%	20%
(10.82%)(f)	35,645	0.99%	1.33%	2.05%	23%
31.43%	45,076	0.99%	1.38%	2.25%	31%
(9.30%)	32,640	1.08%	1.27%	2.90%	24%
2024 Annual Report	65

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn International Small Cap Fund
		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2024	$23.46	$0.13	$7.10	$ 7.23	$ (0.17)	$ –	$ (0.17)	$ 30.52
Year Ended October 31, 2023	23.78	0.13	(0.05)	0.08	(0.40)	–	(0.40)	23.46
Year Ended October 31, 2022	42.73	0.28	(16.37)	(16.09)	–	(2.86)	(2.86)	23.78
Year Ended October 31, 2021	30.18	(0.20)	12.75	12.55	–	–	–	42.73
Year Ended October 31, 2020	28.11	(0.09)	3.63	3.54	(0.34)	(1.13)	(1.47)	30.18
Class C Shares
Year Ended October 31, 2024	20.66	(0.05)	6.26	6.21	–	–	–	26.87
Year Ended October 31, 2023	20.94	(0.03)	(0.04)	(0.07)	(0.21)	–	(0.21)	20.66
Year Ended October 31, 2022	38.21	0.09	(14.50)	(14.41)	–	(2.86)	(2.86)	20.94
Year Ended October 31, 2021	27.16	(0.39)	11.44	11.05	–	–	–	38.21
Year Ended October 31, 2020	25.43	(0.25)	3.27	3.02	(0.16)	(1.13)	(1.29)	27.16
Class R Shares
Year Ended October 31, 2024	21.71	0.05	6.57	6.62	(0.11)	–	(0.11)	28.22
Year Ended October 31, 2023	22.06	0.06	(0.04)	0.02	(0.37)	–	(0.37)	21.71
Year Ended October 31, 2022	39.97	0.21	(15.26)	(15.05)	–	(2.86)	(2.86)	22.06
Year Ended October 31, 2021	28.31	(0.28)	11.94	11.66	–	–	–	39.97
Year Ended October 31, 2020	26.46	(0.15)	3.40	3.25	(0.27)	(1.13)	(1.40)	28.31
Institutional Class Shares
Year Ended October 31, 2024	23.81	0.23	7.20	7.43	(0.24)	–	(0.24)	31.00
Year Ended October 31, 2023	24.12	0.22	(0.05)	0.17	(0.48)	–	(0.48)	23.81
Year Ended October 31, 2022	43.15	0.44	(16.61)	(16.17)	–	(2.86)	(2.86)	24.12
Year Ended October 31, 2021	30.37	(0.06)	12.84	12.78	–	–	–	43.15
Year Ended October 31, 2020	28.25	0.01	3.65	3.66	(0.41)	(1.13)	(1.54)	30.37

(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Includes interest expense that amounts to less than 0.01%.
(f)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.
Amounts listed as “–” are $0 or round to $0.
See accompanying Notes to Financial Statements.
66	2024 Annual Report

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn International Small Cap Fund  (concluded)
	Ratios/Supplemental Data
Total Return (b)	Net Assets at End of Period (000's)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(c)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover (d)

30.93%	$ 56,342	1.34%(e)	1.55%(e)	0.46%	32%
0.21%	50,828	1.34%(e)	1.49%(e)	0.49%	36%
(40.18%)(f)	58,262	1.35%(e)	1.43%(e)	0.91%	47%
41.58%(f)	112,408	1.34%(e)	1.42%(e)	(0.54%)	43%
13.02%	90,560	1.40%	1.61%	(0.33%)	30%

30.06%	311	1.99%(e)	2.32%(e)	(0.18%)	32%
(0.44%)	308	1.99%(e)	2.32%(e)	(0.14%)	36%
(40.56%)(f)	349	1.99%(e)	2.23%(e)	0.35%	47%
40.68%(f)	561	1.99%(e)	2.18%(e)	(1.15%)	43%
12.27%	554	2.05%	2.38%	(1.02%)	30%

30.54%	1,686	1.63%(e)	1.84%(e)	0.19%	32%
(0.04%)	1,546	1.60%(e)	1.75%(e)	0.27%	36%
(40.36%)	1,913	1.64%(e)	1.72%(e)	0.76%	47%
41.19%	2,535	1.62%(e)	1.70%(e)	(0.80%)	43%
12.68%	1,649	1.69%	1.90%	(0.61%)	30%

31.31%	65,229	0.99%(e)	1.28%(e)	0.80%	32%
0.57%	75,604	0.99%(e)	1.24%(e)	0.81%	36%
(39.96%)(f)	117,960	0.99%(e)	1.18%(e)	1.44%	47%
42.08%(f)	191,244	0.99%(e)	1.15%(e)	(0.15%)	43%
13.41%	46,330	1.04%	1.35%	0.03%	30%
2024 Annual Report	67

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn Realty Income & Growth Fund
		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)
Class A Shares
Year Ended October 31, 2024	$9.53	$0.10	$3.05	$ 3.15	$ (0.25)	$ (0.16)	$ (0.41)	$ 12.27	33.65%
Year Ended October 31, 2023	10.84	0.27	(0.65)	(0.38)	(0.26)	(0.67)	(0.93)	9.53	(3.88%)
Year Ended October 31, 2022	15.68	0.15	(2.72)	(2.57)	(0.31)	(1.96)	(2.27)	10.84	(19.45%)
Year Ended October 31, 2021	12.40	0.11	4.84	4.95	(0.13)	(1.54)	(1.67)	15.68	44.07%
Year Ended October 31, 2020	17.98	0.25	(3.17)	(2.92)	(0.60)	(2.06)	(2.66)	12.40	(18.12%)
Institutional Class Shares
Year Ended October 31, 2024	9.58	0.11	3.08	3.19	(0.27)	(0.16)	(0.43)	12.34	33.92%
Year Ended October 31, 2023	10.89	0.30	(0.65)	(0.35)	(0.29)	(0.67)	(0.96)	9.58	(3.67%)
Year Ended October 31, 2022	15.74	0.20	(2.75)	(2.55)	(0.34)	(1.96)	(2.30)	10.89	(19.24%)
Year Ended October 31, 2021	12.44	0.14	4.86	5.00	(0.16)	(1.54)	(1.70)	15.74	44.41%
Year Ended October 31, 2020	18.02	0.28	(3.16)	(2.88)	(0.64)	(2.06)	(2.70)	12.44	(17.85%)

(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Includes interest expense that amounts to less than 0.01% for Class A and Institutional Class for the years ended October 31, 2024, October 31, 2023 and October 31, 2022. Includes interest expense that amounts to 0.01% and 0.05% for Class A and Institutional Class for the years ended October 31, 2021 and October 31, 2020, respectively.
See accompanying Notes to Financial Statements.
68	2024 Annual Report

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn Realty Income & Growth Fund  (concluded)
Ratios/Supplemental Data
Net Assets at End of Period (000's)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(c)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover (d)

$ 524	1.25%(e)	1.66%(e)	0.86%	45%
266	1.26%(e)	1.75%(e)	2.58%	24%
397	1.25%(e)	1.67%(e)	1.13%	23%
1,090	1.26%(e)	1.72%(e)	0.80%	33%
1,971	1.30%(e)	1.71%(e)	1.84%	23%

40,182	1.00%(e)	1.39%(e)	0.96%	45%
34,351	1.01%(e)	1.47%(e)	2.82%	24%
41,592	1.00%(e)	1.42%(e)	1.53%	23%
56,593	1.01%(e)	1.47%(e)	1.01%	33%
46,235	1.05%(e)	1.48%(e)	2.05%	23%

2024 Annual Report	69

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn U.S. Small Cap Equity Fund
		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2024	$25.78	$(0.15)	$8.34	$ 8.19	$ –	$ –	$ –	$ 33.97
Year Ended October 31, 2023	30.19	(0.17)	(2.55)	(2.72)	–	(1.69)	(1.69)	25.78
Year Ended October 31, 2022	49.57	(0.25)	(9.33)	(9.58)	–	(9.80)	(9.80)	30.19
Year Ended October 31, 2021	33.55	(0.24)	18.64	18.40	–	(2.38)	(2.38)	49.57
Year Ended October 31, 2020	33.19	(0.20)	3.08	2.88	–	(2.52)	(2.52)	33.55
Class C Shares
Year Ended October 31, 2024	18.78	(0.24)	6.07	5.83	–	–	–	24.61
Year Ended October 31, 2023	22.59	(0.25)	(1.87)	(2.12)	–	(1.69)	(1.69)	18.78
Year Ended October 31, 2022	39.79	(0.36)	(7.04)	(7.40)	–	(9.80)	(9.80)	22.59
Year Ended October 31, 2021	27.48	(0.42)	15.11	14.69	–	(2.38)	(2.38)	39.79
Year Ended October 31, 2020	27.79	(0.33)	2.54	2.21	–	(2.52)	(2.52)	27.48
Class R Shares
Year Ended October 31, 2024	21.86	(0.20)	7.07	6.87	–	–	–	28.73
Year Ended October 31, 2023	25.92	(0.21)	(2.16)	(2.37)	–	(1.69)	(1.69)	21.86
Year Ended October 31, 2022	44.07	(0.31)	(8.04)	(8.35)	–	(9.80)	(9.80)	25.92
Year Ended October 31, 2021	30.12	(0.32)	16.65	16.33	–	(2.38)	(2.38)	44.07
Year Ended October 31, 2020	30.14	(0.27)	2.77	2.50	–	(2.52)	(2.52)	30.12
Institutional Service Class Shares
Year Ended October 31, 2024	28.74	(0.07)	9.32	9.25	–	–	–	37.99
Year Ended October 31, 2023	33.38	(0.10)	(2.85)	(2.95)	–	(1.69)	(1.69)	28.74
Year Ended October 31, 2022	53.65	(0.19)	(10.28)	(10.47)	–	(9.80)	(9.80)	33.38
Year Ended October 31, 2021	36.06	(0.15)	20.12	19.97	–	(2.38)	(2.38)	53.65
Year Ended October 31, 2020	35.41	(0.12)	3.29	3.17	–	(2.52)	(2.52)	36.06
Institutional Class Shares
Year Ended October 31, 2024	28.89	(0.02)	9.36	9.34	–	–	–	38.23
Year Ended October 31, 2023	33.50	(0.05)	(2.87)	(2.92)	–	(1.69)	(1.69)	28.89
Year Ended October 31, 2022	53.75	(0.15)	(10.30)	(10.45)	–	(9.80)	(9.80)	33.50
Year Ended October 31, 2021	36.09	(0.10)	20.14	20.04	–	(2.38)	(2.38)	53.75
Year Ended October 31, 2020	35.40	(0.09)	3.30	3.21	–	(2.52)	(2.52)	36.09

(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Includes interest expense that amounts to less than 0.01%.
Amounts listed as “–” are $0 or round to $0.
See accompanying Notes to Financial Statements.
70	2024 Annual Report

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn U.S. Small Cap Equity Fund  (concluded)
	Ratios/Supplemental Data
Total Return (b)	Net Assets at End of Period (000's)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(c)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover (d)

31.77%	$ 99,116	1.40%(e)	1.48%(e)	(0.48%)	47%
(9.50%)	83,828	1.39%(e)	1.43%(e)	(0.57%)	30%
(23.82%)	108,078	1.35%(e)	1.35%(e)	(0.74%)	59%
56.92%	172,963	1.35%	1.35%	(0.56%)	78%
8.97%	124,673	1.40%(e)	1.40%(e)	(0.62%)	61%

31.04%	11,559	1.99%(e)	2.19%(e)	(1.06%)	47%
(10.08%)	16,007	2.00%(e)	2.15%(e)	(1.17%)	30%
(24.30%)	25,068	1.99%(e)	2.06%(e)	(1.38%)	59%
55.93%	44,295	1.99%	2.06%	(1.20%)	78%
8.25%	36,621	2.05%(e)	2.10%(e)	(1.26%)	61%

31.43%	3,759	1.64%(e)	1.72%(e)	(0.73%)	47%
(9.73%)	2,773	1.64%(e)	1.68%(e)	(0.82%)	30%
(24.04%)	3,286	1.65%(e)	1.65%(e)	(1.03%)	59%
56.50%	5,408	1.63%	1.63%	(0.84%)	78%
8.59%	3,554	1.75%(e)	1.75%(e)	(0.96%)	61%

32.19%	36,819	1.10%(e)	1.18%(e)	(0.19%)	47%
(9.27%)	28,529	1.13%(e)	1.17%(e)	(0.31%)	30%
(23.64%)	31,893	1.11%(e)	1.11%(e)	(0.50%)	59%
57.33%	41,568	1.11%	1.11%	(0.31%)	78%
9.24%	31,548	1.13%(e)	1.13%(e)	(0.35%)	61%

32.33%	193,456	0.99%(e)	1.14%(e)	(0.06%)	47%
(9.14%)	233,893	1.00%(e)	1.14%(e)	(0.16%)	30%
(23.54%)	559,518	0.99%(e)	1.07%(e)	(0.38%)	59%
57.48%	931,614	0.99%	1.06%	(0.21%)	78%
9.37%	536,973	1.04%(e)	1.10%(e)	(0.27%)	61%
2024 Annual Report	71

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn U.S. Sustainable Leaders Fund
		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2024	$9.62	$(0.01)	$2.22	$ 2.21	$ (0.01)	$ –	$ (0.01)	$ 11.82
Year Ended October 31, 2023	9.38	0.01	0.27	0.28	–	(0.04)	(0.04)	9.62
Year Ended October 31, 2022	17.32	(0.05)	(3.52)	(3.57)	–	(4.37)	(4.37)	9.38
Year Ended October 31, 2021	13.79	(0.05)	5.31	5.26	–	(1.73)	(1.73)	17.32
Year Ended October 31, 2020	12.95	(0.03)	2.17	2.14	(0.01)	(1.29)	(1.30)	13.79
Class C Shares
Year Ended October 31, 2024	6.86	(0.07)	1.59	1.52	–	–	–	8.38
Year Ended October 31, 2023	6.76	(0.04)	0.18	0.14	–	(0.04)	(0.04)	6.86
Year Ended October 31, 2022	13.77	(0.09)	(2.55)	(2.64)	–	(4.37)	(4.37)	6.76
Year Ended October 31, 2021	11.36	(0.12)	4.26	4.14	–	(1.73)	(1.73)	13.77
Year Ended October 31, 2020	10.94	(0.10)	1.81	1.71	–	(1.29)	(1.29)	11.36
Institutional Service Class Shares
Year Ended October 31, 2024	10.86	0.01	2.52	2.53	(0.04)	–	(0.04)	13.35
Year Ended October 31, 2023	10.56	0.04	0.30	0.34	–	(0.04)	(0.04)	10.86
Year Ended October 31, 2022	18.91	(0.03)	(3.95)	(3.98)	–	(4.37)	(4.37)	10.56
Year Ended October 31, 2021	14.89	(0.02)	5.77	5.75	–	(1.73)	(1.73)	18.91
Year Ended October 31, 2020	13.88	(–)(f)	2.34	2.34	(0.04)	(1.29)	(1.33)	14.89
Institutional Class Shares
Year Ended October 31, 2024	10.96	0.02	2.53	2.55	(0.03)	–	(0.03)	13.48
Year Ended October 31, 2023	10.65	0.04	0.31	0.35	–	(0.04)	(0.04)	10.96
Year Ended October 31, 2022	19.03	(0.02)	(3.99)	(4.01)	–	(4.37)	(4.37)	10.65
Year Ended October 31, 2021	14.96	(0.01)	5.81	5.80	–	(1.73)	(1.73)	19.03
Year Ended October 31, 2020	13.93	0.01	2.35	2.36	(0.04)	(1.29)	(1.33)	14.96

(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Includes interest expense that amounts to less than 0.01%.
(f)	Less than $0.005 per share.
Amounts listed as “–” are $0 or round to $0.
See accompanying Notes to Financial Statements.
72	2024 Annual Report

Financial Highlights  (concluded)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn U.S. Sustainable Leaders Fund  (concluded)
	Ratios/Supplemental Data
Total Return (b)	Net Assets at End of Period (000's)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(c)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover (d)

23.00%	$ 228,270	1.19%	1.24%	(0.13%)	18%
3.00%	208,286	1.19%(e)	1.27%(e)	0.11%	32%
(27.49%)	222,190	1.19%(e)	1.24%(e)	(0.43%)	44%
41.35%	345,638	1.19%	1.23%	(0.33%)	111%
17.50%	264,977	1.19%	1.26%	(0.24%)	50%

22.16%	299	1.90%	2.04%	(0.83%)	18%
2.09%	327	1.90%(e)	2.09%(e)	(0.55%)	32%
(27.96%)	229	1.90%(e)	2.08%(e)	(1.14%)	44%
40.20%	329	1.90%	2.07%	(1.01%)	111%
16.71%	1,143	1.90%	2.08%	(0.94%)	50%

23.28%	112,647	0.96%	1.01%	0.10%	18%
3.23%	101,341	0.96%(e)	1.04%(e)	0.33%	32%
(27.32%)	106,068	0.97%(e)	1.02%(e)	(0.20%)	44%
41.61%	158,581	0.97%	1.01%	(0.11%)	111%
17.79%	121,611	0.97%	1.04%	(0.01%)	50%

23.34%	7,875	0.90%	1.01%	0.16%	18%
3.30%	7,555	0.90%(e)	1.04%(e)	0.39%	32%
(27.29%)	8,644	0.90%(e)	1.01%(e)	(0.14%)	44%
41.77%	14,953	0.90%	1.00%	(0.05%)	111%
17.89%	10,982	0.90%	1.01%	0.05%	50%

2024 Annual Report	73

Notes to  Financial Statements
October 31, 2024

1.  Organization
abrdn Funds (the "Trust") was organized as a statutory trust under the laws of the state of Delaware by a Certificate of Trust filed on September 27, 2007 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. As of October 31, 2024, the Trust had authorized an unlimited number of shares of beneficial interest ("shares") without par value. As of October 31, 2024, the Trust operated twenty (20) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the fifteen (15) funds listed below (each, a "Fund"; collectively, the "Funds"):
•	abrdn China A Share Equity Fund ("China A Share Equity Fund")
•	abrdn Dynamic Dividend Fund (“Dynamic Dividend Fund”)
•	abrdn EM SMA Completion Fund* ("EM SMA Completion Fund")
•	abrdn Emerging Markets Dividend Active ETF** ("Emerging Markets Dividend Active ETF")
•	abrdn Emerging Markets Dividend Fund (formerly, abrdn International Sustainable Leaders Fund) (“Emerging Markets Dividend Fund”)
•	abrdn Emerging Markets ex-China Fund (“Emerging Markets ex-China Fund”)
•	abrdn Emerging Markets Fund (“Emerging Markets Fund”)
•	abrdn Focused U.S. Small Cap Active ETF** ("Focused U.S. Small Cap Active ETF")
•	abrdn Focused U.S. Small Cap Equity Fund (formerly, abrdn U.S. Sustainable Leaders Smaller Companies Fund) (“Focused U.S. Small Cap Equity Fund”)
•	abrdn Global Equity Impact Fund (“Global Equity Impact Fund”)
•	abrdn Global Infrastructure Fund (“Global Infrastructure Fund”)
•	abrdn International Small Cap Fund (formerly, (“International Small Cap Fund”)
•	abrdn Realty Income & Growth Fund (“Realty Income & Growth Fund”)
•	abrdn U.S. Small Cap Equity Fund (“U.S. Small Cap Equity Fund”)
•	abrdn U.S. Sustainable Leaders Fund (“U.S. Sustainable Leaders Fund”)
Effective after the close of business on October 18, 2024, as part of the reorganizations of the Emerging Markets Dividend Fund and Focused U.S. Small Cap Equity Fund into the Emerging Markets Dividend Active ETF and Focused U.S. Small Cap Active ETF, respectively, which is expected to occur on or around February 14, 2025, all issued and outstanding Class A, Class R and Institutional Service Class shares of the Focused U.S. Small Cap Fund and all issued and outstanding Class A shares of the Emerging Markets Dividend Fund were converted to Institutional Class shares of the respective Fund on the basis of the relative net asset values of the two relevant classes, without the imposition of any sales load, fee or other charge.
*Not available to the General Public. Shares of the Fund may be purchased only by or on behalf of separately managed account clients where abrdn Inc. ("abrdn" or the "Adviser"), the Fund's Adviser or an affiliate of the Adviser has an agreement with the managed account program sponsor (the"Program Sponsor"), or directly with the client, to provide management or advisory services to the managed account or to the Program Sponsor for its use in managing such account. The Fund is a "completion fund," meaning that it is intended to be used as part of a broader investment program by certain separately managed account clients.
**Not available for Sale. Shares of the Emerging Markets Dividend Active ETF and Focused U.S. Small Cap Active ETF are not available for sale until after the applicable reorganization of the Emerging Markets Dividend Fund and Focused U.S. Small Cap Equity Fund, respectively, which is expected to occur on or around February 14, 2025. The Emerging Markets Dividend Active ETF and Focused U.S. Small Cap Active ETF were effective October 29, 2024.
Fund Reorganization.  On June 21, 2024, the Emerging Markets ex-China Fund acquired the assets and assumed the liabilities of the Emerging Markets Sustainable Leaders Fund (the "Acquired Fund") pursuant to a plan of reorganization approved by the Board of Trustees (the "Board") on March 13, 2024 (the "Reorganization"). In the Reorganization, holders of each class shares of the Acquired Fund received an amount of Emerging Markers ex-China Fund shares with a net asset value ("NAV") equal to the aggregate net asset value of their holding of the Acquired Fund shares of the same class, as determined at the close of regular business on June 21, 2024. Any applicable fractional shares were paid as cash-in-lieu to the applicable holder. The Reorganization was structured as a tax-free transaction. The Emerging Markets ex-China Fund is considered the tax survivor and accounting survivor of the Reorganization. The Adviser or its affiliates bore the costs in connection with the Reorganization including, but not limited to, printing costs and legal fees associated with the Reorganization. Shareholders continued to pay brokerage or trading expenses, related to the purchase and sale of securities held by the Funds, including those related to securities sold immediately before the Reorganization and bought or sold following the Reorganization to realign the portfolio with the Emerging Markets ex-China Fund’s investment strategy.
74	2024 Annual Report

Notes to  Financial Statements  (continued)
October 31, 2024

The following is a summary of the NAV per share issued as of June 21, 2024.
Acquired Fund	Emerging Markets ex-China Fund NAV per Share ($) 6/21/2024	Conversion Ratio	Shares Issued
Class A	12.4888	0.888132	804,839
Class C	11.0319	0.928571	1,495
Class R	11.5040	0.898720	193,427
Institutional Service Class	12.8082	0.892204	4,027,935
Institutional Class	12.6245	0.914317	540,699
Amounts listed as “–” are $0 or round to $0.
2.  Summary of Significant Accounting Policies
The Trust is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946 Financial Services-Investment Companies. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies conform to generally accepted accounting principles ("U.S. GAAP") in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Funds are maintained in U.S. Dollars.
a.	Security Valuation:
The Funds value their securities at current fair value, consistent with regulatory requirements. "Fair value" is defined in the Funds' Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to transact at the measurement date, also known as market value. Pursuant to Rule 2a-5 under the 1940 Act, the Board designated the Adviser as the valuation designee ("Valuation Designee") for the Funds to perform the fair value determinations relating to Fund investments for which market quotations are not readily available or deemed unreliable.
Equity securities that are traded on an exchange are valued at the last quoted sale price or the official close price on the principal exchange on which the security is traded at the “Valuation Time” subject to application, when appropriate, of the valuation factors described in the paragraph below. Under normal circumstances, the Valuation Time is as of the close of regular trading on the New York Stock Exchange ("NYSE") (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price.
In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Funds disclose the fair value of their investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1, the highest level, measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for similar assets, and Level 3, the lowest level, measurements to valuations based upon unobservable inputs that are significant to the valuation. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement.
Open-end mutual funds are valued at the respective NAV as reported by such company. The prospectuses for the registered open-end management investment companies in which a Fund invests explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. Closed-end funds and exchange-traded funds ("ETFs") are valued at the market price of the security at the Valuation Time (defined above). A security using any of these pricing methodologies is generally determined to be a Level 1 investment.
2024 Annual Report	75

Notes to  Financial Statements  (continued)
October 31, 2024

Foreign equity securities that are traded on foreign exchanges that close prior to the Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider. These valuation factors are used when pricing a Fund's portfolio holdings to estimate market movements between the time foreign markets close and the time a Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. A security that applies a valuation factor is generally determined to be a Level 2 investment because the exchange-traded price has been adjusted. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined threshold; in such case, the security is determined to be a Level 1 investment.
Long-term debt and other fixed income securities are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service provider. If there are no current day bids, the security is valued at the previously applied bid. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, and the strategies employed by the Adviser as Valuation Designee generally trade in round lot sizes. In certain circumstances, fixed income securities may be held or transactions may be conducted in smaller, “odd lot” sizes. Odd lots may trade at lower or occasionally higher prices than institutional round lot trades. Short-term debt securities (such as commercial paper and U.S. treasury bills) having a remaining maturity of 60 days or less are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service, or on the basis of amortized cost if it represents the best approximation for fair value. Debt and other fixed-income securities are generally determined to be Level 2 investments.
Short-term investments are comprised of cash and cash equivalents invested in short-term investment funds which are redeemable daily. The Funds sweep available cash into the State Street Institutional U.S. Government Money Market Fund, which has elected to qualify as a “government money market fund” pursuant to Rule 2a-7 under the 1940 Act, and has an objective, which is not guaranteed, to maintain a $1.00 per share NAV. Generally, these investment types are categorized as Level 1 investments.
Forward foreign currency contracts are generally valued based on the bid price of the forward rates and the current spot rate. Forward exchange rate quotations are available for scheduled settlement dates, such as 1-, 3-, 6-, 9- and 12-month periods. An interpolated valuation is derived based on the actual settlement dates of the forward contracts held. Futures contracts are valued at the settlement price or at the last bid price if no settlement price is available. Interest rate swaps agreements are generally valued by an approved pricing agent based on the terms of the swap agreement (including future cash flows).
In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closes before the Valuation Time), the security is valued at fair value as determined by the Valuation Designee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved by the Board. Under normal circumstances the Valuation Time is as of the close of regular trading on the NYSE (usually 4:00 p.m. Eastern Time). A security that has been fair valued by the Adviser may be classified as Level 2 or Level 3 depending on the nature of the inputs.
The three-level hierarchy of inputs is summarized below:
•	Level 1 - quoted prices (unadjusted) in active markets for identical investments;
•	Level 2 - other significant observable inputs (including valuation factors, quoted prices for similar securities, interest rates, prepayment speeds, and credit risk, etc.); or
•	Level 3 - significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments).
76	2024 Annual Report

Notes to  Financial Statements  (continued)
October 31, 2024

A summary of standard inputs is listed below:
Security Type	Standard Inputs
Debt and other fixed-income securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, credit quality, yield, and maturity.
Foreign equities utilizing a fair value factor	Depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security.
Forward foreign currency contracts	Forward exchange rate quotations.
Swap agreements	Market information pertaining to the underlying reference assets, i.e., credit spreads, credit event probabilities, fair values, forward rates, and volatility measures.
The following is a summary of the inputs used as of October 31, 2024 in valuing the Funds' investments at fair value. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Please refer to the Statements of Investments for a detailed breakout of the security types:
Investments, at Value	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
China A Share Equity Fund
Assets
Investments in Securities
Common Stocks	$915,048	$17,163,890	$–	$18,078,938
Exchange-Traded Funds	769,470	–	–	769,470
Short-Term Investment	678,929	–	–	678,929
Total Investments	$2,363,447	$17,163,890	$–	$19,527,337
Total Investment Assets	$2,363,447	$17,163,890	$–	$19,527,337
Dynamic Dividend Fund
Assets
Investments in Securities
Common Stocks	$65,024,077	$30,559,052	$–	$95,583,129
Preferred Stocks	–	1,296,890	–	1,296,890
Short-Term Investment	24,021	–	–	24,021
Total Investments	$65,048,098	$31,855,942	$–	$96,904,040
Other Financial Instruments
Foreign Currency Exchange Contracts	$–	$134,962	$–	$134,962
Total Investment Assets	$65,048,098	$31,990,904	$–	$97,039,002
EM SMA Completion Fund
Assets
Investments in Securities
Common Stocks	$103,889	$180,951	$–	$284,840
Preferred Stocks	9,516	40,558	–	50,074
Short-Term Investment	5,157	–	–	5,157
Total Investments	$118,562	$221,509	$–	$340,071
Total Investment Assets	$118,562	$221,509	$–	$340,071
2024 Annual Report	77

Notes to  Financial Statements  (continued)
October 31, 2024

Investments, at Value	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Emerging Markets Dividend Fund
Assets
Investments in Securities
Common Stocks	$28,892,258	$41,281,973	$–	$70,174,231
Exchange-Traded Funds	3,235,915	–	–	3,235,915
Preferred Stocks	919,681	4,419,471	–	5,339,152
Total Investments	$33,047,854	$45,701,444	$–	$78,749,298
Total Investment Assets	$33,047,854	$45,701,444	$–	$78,749,298
Emerging Markets ex-China Fund
Assets
Investments in Securities
Common Stocks	$36,356,640	$114,509,165	$–	$150,865,805
Preferred Stocks	1,803,900	8,103,534	–	9,907,434
Short-Term Investment	1,639,385	–	–	1,639,385
Total Investments	$39,799,925	$122,612,699	$–	$162,412,624
Total Investment Assets	$39,799,925	$122,612,699	$–	$162,412,624
Emerging Markets Fund
Assets
Investments in Securities
Common Stocks	$177,859,320	$966,533,067	$–	$1,144,392,387
Preferred Stocks	15,005,101	53,533,766	–	68,538,867
Short-Term Investment	32,633,579	–	–	32,633,579
Total Investments	$225,498,000	$1,020,066,833	$–	$1,245,564,833
Total Investment Assets	$225,498,000	$1,020,066,833	$–	$1,245,564,833
Focused U.S. Small Cap Equity Fund
Assets
Investments in Securities
Common Stocks	$12,246,236	$–	$–	$12,246,236
Short-Term Investment	136,748	–	–	136,748
Total Investments	$12,382,984	$–	$–	$12,382,984
Total Investment Assets	$12,382,984	$–	$–	$12,382,984
Global Equity Impact Fund
Assets
Investments in Securities
Common Stocks	$27,804,889	$14,982,082	$–	$42,786,971
Short-Term Investment	29,194	–	–	29,194
Total Investments	$27,834,083	$14,982,082	$–	$42,816,165
Total Investment Assets	$27,834,083	$14,982,082	$–	$42,816,165
78	2024 Annual Report

Notes to  Financial Statements  (continued)
October 31, 2024

Investments, at Value	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Global Infrastructure Fund
Assets
Investments in Securities
Common Stocks	$28,051,352	$14,418,758	$–	$42,470,110
Short-Term Investment	291,827	–	–	291,827
Total Investments	$28,343,179	$14,418,758	$–	$42,761,937
Total Investment Assets	$28,343,179	$14,418,758	$–	$42,761,937
International Small Cap Fund
Assets
Investments in Securities
Common Stocks	$21,926,432	$96,893,591	$–	$118,820,023
Preferred Stocks	–	2,182,132	–	2,182,132
Short-Term Investment	938,650	–	–	938,650
Total Investments	$22,865,082	$99,075,723	$–	$121,940,805
Total Investment Assets	$22,865,082	$99,075,723	$–	$121,940,805
Realty Income & Growth Fund
Assets
Investments in Securities
Common Stocks	$40,615,792	$–	$–	$40,615,792
Total Investment Assets	$40,615,792	$–	$–	$40,615,792
U.S. Small Cap Equity Fund
Assets
Investments in Securities
Common Stocks	$335,874,119	$–	$–	$335,874,119
Short-Term Investment	7,836,444	–	–	7,836,444
Total Investments	$343,710,563	$–	$–	$343,710,563
Total Investment Assets	$343,710,563	$–	$–	$343,710,563
U.S. Sustainable Leaders Fund
Assets
Investments in Securities
Common Stocks	$340,540,948	$–	$–	$340,540,948
Short-Term Investment	8,655,722	–	–	8,655,722
Total Investments	$349,196,670	$–	$–	$349,196,670
Total Investment Assets	$349,196,670	$–	$–	$349,196,670
Amounts listed as “–” are $0 or round to $0.
For the fiscal year ended October 31, 2024, there were no significant changes to the fair valuation methodologies.
Level 3 investments held during and at the end of the year ended October 31, 2024 in relation to net assets, of the China A Share Equity Fund, Emerging Markets Dividend Fund and of the Emerging Markets Fund were not significant (0.0% of total net assets) and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2024 is not presented. The valuation technique used at October 31, 2024 was fair valuation at zero pursuant to procedures approved by the Board.
2024 Annual Report	79

Notes to  Financial Statements  (continued)
October 31, 2024

b.	Restricted Securities:
Restricted securities are privately-placed securities whose resale is restricted under U.S. securities laws. The Funds may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A and privately-placed securities of U.S. and non-U.S. issuers offered outside the U.S. without registration pursuant to Regulation S under the Securities Act of 1933, as amended (the "1933 Act"). Rule 144A securities may be freely traded among certain qualified institutional investors, such as the Funds, but resale of such securities in the U.S. is permitted only in limited circumstances.
c.	Foreign Currency Translation:
Foreign securities, currencies and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of the Valuation Time, as provided by an independent pricing service. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective date of these transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies within the Statements of Operations.
d.	Rights Issues and Warrants:
Rights issues give the right, normally to existing shareholders, to buy a proportional number of additional securities at a given price (generally at a discount) within a fixed period (generally a short-term period) and are offered at the company’s discretion. Warrants are securities that give the holder the right to buy common stock at a specified price for a specified period of time. Rights issues and warrants are speculative and have no value if they are not exercised before the expiration date. Rights issues and warrants are valued at the last sale price on the exchange on which they are traded.
e.	Derivative Financial Instruments:
Certain Funds are authorized to use derivatives to manage currency risk, credit risk, and interest rate risk and to replicate, or use as a substitute for, physical securities. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract. The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of Assets and Liabilities.
Forward Foreign Currency Exchange Contracts:
A forward foreign currency exchange contract ("forward contract") involves an obligation to purchase and sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are used to manage a Fund's currency exposure in an efficient manner. They are used to sell unwanted currency exposure that comes with holding securities in a market, or to buy currency exposure where the exposure from holding securities is insufficient to give the desired currency exposure either in absolute terms or relative to a particular benchmark or index. The use of forward contracts allows for the separation of investment decision-making between foreign exchange holdings and their currencies.
The forward contract is marked-to-market daily and the change in fair value is recorded by a Fund as unrealized appreciation or depreciation. Forward contracts' prices are received daily from an independent pricing provider. When the forward contract is closed, a Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. These realized and unrealized gains and losses are reported on the Statement of Operations. A Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or from unanticipated movements in exchange rates.
During the year ended October 31, 2024, the Funds used forward contracts for the purposes of efficient portfolio management and managing active currency risk relative to the benchmark.
While a Fund may enter into forward contracts to seek to reduce currency exchange rate risks, transactions in such contracts involve certain risks. A Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in exchange rates. Thus, while a Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for a Fund than if it had not engaged in any such transactions. Moreover, there may be an imperfect correlation between a Fund’s portfolio holdings or securities quoted or denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent a Fund from achieving a complete hedge, which will expose the Fund to the risk of foreign exchange loss.
80	2024 Annual Report

Notes to  Financial Statements  (continued)
October 31, 2024

Forward contracts are subject to the risk that the counterparties to such contracts may default on their obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearing house, a default on the contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force a Fund to cover its purchase or sale commitments, if any, at the market price at the time of the default.
Summary of Derivative Instruments
Certain Funds may use derivatives for various purposes as noted above. The following is a summary of the fair value of derivative instruments, not accounted for as hedging instruments, as of October 31, 2024:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other	Total
Dynamic Dividend Fund
Assets:
Unrealized appreciation on:
Forward Foreign Currency Exchange Contracts	$–	$134,962	$–	$–	$–	$–	$134,962
Total	$–	$134,962	$–	$–	$–	$–	$134,962
Amounts listed as “–” are $0 or round to $0.
Certain funds have transactions that may be subject to enforceable master netting arrangements. A reconciliation of the gross amounts on the Statements of Assets and Liabilities as of October 31, 2024 to the net amounts by broker and derivative type, including any collateral received or pledged, is included in the following tables:

		Gross Amounts Not Offset in the Statement of Assets and Liabilities				Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Assets Presented in Statement of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amount	Gross Amounts of Liabilities Presented in Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Description	Assets				Liabilities
Dynamic Dividend Fund
Foreign Currency Exchange Contracts
HSBC Bank PLC	$134,962	$–	$–	$134,962	$–	$–	$–	$–
Amounts listed as “–” are $0 or round to $0.
2024 Annual Report	81

Notes to  Financial Statements  (continued)
October 31, 2024

The following is a summary of the location of realized gain/(loss) and net change in unrealized appreciation/(depreciation) on derivatives in the Statement of Operations for the fiscal year ended October 31, 2024:
	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Dynamic Dividend Fund
Realized Gain/(Loss) on Derivatives Recognized as a Result of Operations:
Forward Currency Contracts	$–	$(206,723)	$–	$–	$–	$(206,723)
Total	$–	$(206,723)	$–	$–	$–	$(206,723)
Net Change in Unrealized Appreciation/Depreciation on Derivatives Recognized as a Result of Operations:
Forward Currency Contracts	$–	$108,897	$–	$–	$–	$108,897
Total	$–	$108,897	$–	$–	$–	$108,897
Amounts listed as “–” are $0 or round to $0.
The table below summarizes the weighted average values of derivatives holdings by the Funds during the fiscal year ended October 31, 2024.
Derivative	Average Notional Value
Dynamic Dividend Fund
Foreign Currency Contracts Sold	$8,713,120
f.	Security Transactions, Investment Income and Expenses:
Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income and corporate actions are recorded generally on the ex-date, except for certain dividends and corporate actions which may be recorded after the ex-date, as soon as a Fund acquires information regarding such dividends or corporate actions.
Interest income and expenses are recorded on an accrual basis. The calendar year-end amounts of ordinary income, capital gains and return of capital included in distributions received from the Funds’ investments in real estate investment trusts (“REITs”) are reported to the Funds after the end of the fiscal year; accordingly, the Funds estimate these amounts for accounting purposes until the characterization of REIT distributions is reported to the Funds after the end of the fiscal year. Estimates are based on the most recent REIT distribution information available. Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among the relevant Funds based on net assets of each Fund as of month-end. For each of the Funds, the method for allocating income, fund level expenses, and realized and unrealized gains or losses to a class is based on the average net asset value of that class’ shares in proportion to the average net assets of the relevant Fund when incurred. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.
g.	Distributions:
Distributions from net investment income, if any, are declared and paid annually for all Funds except the Dynamic Dividend Fund, which declares and pays monthly, and the Global Infrastructure Fund and Realty Income & Growth Fund, which declare and pay quarterly. The Funds will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Dividends and distributions to shareholders are recorded on the ex-dividend date. The Funds will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatment for foreign currencies and loss deferrals.
82	2024 Annual Report

Notes to  Financial Statements  (continued)
October 31, 2024

h.	Federal Income Taxes:
Each Fund intends to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended (the"Code"), and to make distributions of net investment income and net realized capital gains sufficient to relieve the Funds from all federal income taxes. Therefore, no federal income tax provision is required. Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Funds' U.S. federal and state tax returns for each of the most recent four fiscal years up to the most recent fiscal year ended October 31, 2024 are subject to such review.
Each Fund recognizes interest and penalties related to tax items, including uncertain tax positions, within interest expense and other expenses respectively. No interest expense or penalties related to taxation have been recognized as of and for the year ended October 31, 2024.
i.	Foreign Withholding Tax:
Dividend and interest income from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes and are recorded on the Statement of Operations. The Funds file for tax reclaims for the refund of such withholdings taxes according to tax treaties. Tax reclaims that are deemed collectible are booked as tax reclaim receivable on the Statement of Assets and Liabilities. Foreign tax authorities can examine previously filed withholding tax reclaims for various periods of time, depending on the statute of limitations in each foreign jurisdiction. In some cases, amounts that have been refunded by foreign tax authorities and received by the Funds are still subject to such review.
In addition, when the Funds sell securities within certain countries in which they invest, the capital gains realized may be subject to tax. Based on these market requirements and as required under U.S. GAAP, the Funds accrue deferred capital gains tax on securities currently held that have unrealized appreciation within these countries. The amount of deferred capital gains tax accrued is reported on the Statement of Operations as part of the Net Change in Unrealized Appreciation/Depreciation on Investments.
abrdn Emerging Markets Dividend Fund (“EMD”) and abrdn Global Equity Impact Fund (“GEI”)
Consistent with U.S. GAAP accrual requirements, for uncertain tax positions, each Fund recognizes Article 63 EU Tax Reclaims when it is more likely than not that the Fund will sustain its position that it is due. During the year ended October 31, 2024, Article 63 EU Tax reclaims and interest, as applicable, were paid to each Fund related to French dividend withholding tax, representing $968,148 and $528,135 on various receipt dates for EMD and GEI, respectively, which had been previously recorded in each Fund’s respective net asset value during the fiscal year 2022.
As of October 31, 2024, EMD and GEI have remaining Article 63 EU Tax Reclaims, primarily related to Germany and Spain. Certain of the outstanding Article 63 EU Tax Reclaims related to Germany and Spain are not deemed to meet the recognition criteria under U.S. GAAP as of October 31, 2024, and have not been recorded in each Fund’s respective net asset value. As of October 31, 2024, the total amount of outstanding reclaims (before the impact of interest, tax or additional costs incurred in the pursuit of such reclaims) filed with Germany and Spain represents approximately $2,821,194 and $1,778,759 for EMD and GEI, respectively. These amounts net of estimated taxes represent $1,622,187 and $1,022,787 for EMD and GEI, respectively. Recognition by EMD or GEI of these amounts would have a positive impact on either Fund's performance.
The receipt of Article 63 EU reclaims from these jurisdictions also results in a tax liability to the shareholders to offset the tax benefits that shareholders received in the past. Such amounts are estimated based on a closing agreement template created by the IRS, which is applicable to all industry participants, in relation to the remittance by a fund of taxes due by its shareholders and paid on their behalf by the fund. The Funds accrue this tax liability which each intends to settle on behalf of its shareholders in accordance with U.S. GAAP.
As of October 31, 2024, an estimated tax amount has been accrued of $357,966 and $275,889 for EMD and GEI, respectively, related to the reclaims received during the period from France. This amount is reflected as Payable to IRS on behalf of shareholders related to Article 63 EU Tax reclaims on the accompanying Statements of Assets and Liabilities.
In October 2024, the Funds executed a closing agreement with the IRS which finalized the amount of taxes to be paid on behalf of shareholders related to the reclaims and interest received from Spain in 2023. The amounts paid to the IRS in EMD and GEI were $1,808,852 and $1,067,073, respectively, which were previously recorded in each Fund's respective net asset value during the fiscal year 2022.
2024 Annual Report	83

Notes to  Financial Statements  (continued)
October 31, 2024

abrdn Emerging Markets ex-China Fund
abrdn Emerging Markets ex-China Fund (inherited claims filed by the abrdn Emerging Markets Sustainable Leaders Fund) filed for Article 63 EU Tax Reclaims in France and Germany. On March 29, 2024, the Emerging Markets Sustainable Leaders Fund received a French EU reclaim payment for $82,401 related to claim years 2018-2020. The Fund accrued an IRS tax liability of $36,768 at the time of recognition.
As of October 31, 2024, the abrdn Emerging Markets ex-China Fund has remaining Article 63 EU Tax Reclaims, primarily related to Germany and France. Certain of the outstanding Article 63 EU Tax Reclaims related to Germany and France are not deemed to meet the recognition criteria under U.S. GAAP as of October 31, 2024, and have not been recorded in the Fund’s net asset value. Recognition by the abrdn Emerging Markets ex-China Fund of these amounts would have a positive impact on the Fund's performance.
j.	Securities Lending:
Through an agreement with Securities Finance Trust Company as the Lending Agent and State Street Bank and Trust Company (the Funds’ custodian) ("State Street"), the Funds may lend their portfolio securities to brokers, dealers and other financial institutions that pay a negotiated fee in order to generate additional income. The Funds receive non-cash collateral in the form of U.S. Government Securities, with respect to each loan of U.S. securities, typically equal to at least 102% of the value of the portfolio securities loaned, and, with respect to each loan of non-U.S. securities, typically equal to at least 105% of the value of the portfolio securities loaned, and at all times thereafter require the borrower to mark to market such collateral on a daily basis so that the fair value of such collateral does not fall below 100% of the fair value of the portfolio securities so loaned.
Income generated from securities lending includes the difference between (i) the sum of income received from the investment of collateral received from the borrowers that are counterparties to loans, loan fees received from loans, and fees paid by borrower on loans collateralized with collateral other than cash collateral; and ii) any rebate paid to a borrower, and any other allocable fees and expenses in connection with loans of securities. All income is accrued daily and is apportioned 90% to the Funds and 10% to the Lending Agent.
The Funds continue to own the loaned securities and continue to recognize unrealized gains and losses on the securities on loan. However, securities lending involves certain risks including the event of default or insolvency of the borrower and possible delays or restrictions upon a Fund’s ability to recover the loaned securities or dispose of the collateral for the loan. Securities on loan are noted within the Statement of Investments. Non-cash securities lending collateral held by the Lending Agent on behalf of the Funds cannot be sold or repledged by the Funds and, therefore, this amount is not presented on the Funds’ Statements of Investments.
For the fiscal year ended October 31, 2024, no lending activity took place.
3.  Agreements and Transactions with Affiliates
a.	Investment Adviser:
Under the Investment Advisory Agreements with the Trust, abrdn manages the Funds in accordance with the policies and procedures established by the Board.
For services provided under the terms of the current Investment Advisory Agreements, each Fund pays the Adviser an annual management fee (as a percentage of its average daily net assets) paid monthly according to the following schedule:

Fund	Fee Schedule
China A Share Equity Fund	Up to $500 million	0.850%
	$500 million up to $2 billion	0.800%
	On $2 billion and more	0.750%
Dynamic Dividend Fund	Up to $250 million	1.000%
	On $250 million and more	0.950%
EM SMA Completion Fund	On all assets	-[1]
Emerging Markets Dividend Fund	$0 up to $500 million	0.750%
	$500 million up to $2 billion	0.730%
	$2 billion and more	0.700%
Emerging Markets ex-China Fund	Up to $500 million	0.800%
	$500 million up to $2 billion	0.750%
	On $2 billion and more	0.700%
84	2024 Annual Report

Notes to  Financial Statements  (continued)
October 31, 2024

Fund	Fee Schedule
Emerging Markets Fund	On all assets	0.900%
Focused U.S. Small Cap Equity Fund	Up to $500 million	0.750%
	$500 million up to $2 billion	0.700%
	On $2 billion and more	0.650%
Global Equity Impact Fund	$0 up to $500 million	0.750%
	$500 million up to $2 billion	0.730%
	$2 billion and more	0.700%
Global Infrastructure Fund	Up to $250 million	0.750%
	$250 million up to $750 million	0.700%
	$750 million to $1 billion	0.650%
	On $1 billion and more	0.550%
International Small Cap Fund	Up to $100 million	0.850%
	On $100 million and more	0.750%
Realty Income & Growth Fund	On all assets	0.800%
U.S. Small Cap Equity Fund	Up to $100 million	0.950%
	On $100 million and more	0.800%
U.S. Sustainable Leaders Fund	Up to $500 million	0.700%
	$500 million up to $2 billion	0.650%
	On $2 billion and more	0.600%

1	None of the Adviser, abrdn Asia Limited (“aAL”) or abrdn Investments Limited (“aIL” and collectively with aAL, the “Sub-advisers”) charges a management fee or sub-advisory fee to the Fund.
The Adviser has engaged the services of affiliates aAL and aIL as Sub-advisers pursuant to subadvisory agreements. The Subadvisers manage a portion of certain Funds’ investments and have the responsibility for making all investment decisions for the portion of a Fund’s assets they manage. Pursuant to the subadvisory agreements, the Adviser pays fees to the Subadvisers.
The Trust and abrdn have entered into written contracts (“Expense Limitation Agreements”) limiting operating expenses for all classes of the Funds from exceeding the amounts listed in the tables below. For each Fund, this contractual limitation may not be terminated before February 28, 2025 (except for Emerging Markets ex-China Fund, whose contractual limitation may not be terminated before February 28, 2026) without the approval of the Trustees who are not “interested persons” of the Trust, as such term is defined by the 1940 Act (the “Independent Trustees”). For each Fund except the Dynamic Dividend Fund, Emerging Markets Dividend Fund, Global Equity Impact Fund and Global Infrastructure Fund, this limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, acquired fund fees and expenses, Rule 12b-1 fees, administrative services fees, transfer agent out-of-pocket expenses for Class A shares, Class R shares, and Institutional Service Class shares and extraordinary expenses. The Expense Limitation Agreement with respect to the Dynamic Dividend Fund and Global Infrastructure Fund excludes certain expenses, including any interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses. The Expense Limitation Agreement with respect to the Emerging Markets Dividend Fund and Global Equity Impact Fund excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, acquired fund fees and expenses and Rule 12b-1 fees for Class A shares and extraordinary expenses.
Fund	Limit
China A Share Equity Fund	0.99%
EM SMA Completion Fund	0.00%
Emerging Markets Dividend Fund	0.90%
Emerging Markets ex-China Fund	0.99%
Emerging Markets Fund	1.10%
Focused U.S. Small Cap Equity Fund	0.90%
Global Equity Impact Fund	0.90%
International Small Cap Fund	0.99%
U.S. Small Cap Equity Fund	0.99%
2024 Annual Report	85

Notes to  Financial Statements  (continued)
October 31, 2024

Fund	Limit
U.S. Sustainable Leaders Fund	0.90%

Fund	Class A Limit	Institutional Class Limit
Dynamic Dividend Fund	1.50%	1.25%
Global Infrastructure Fund	1.24%	0.99%
Realty Income & Growth Fund	1.24%	0.99%
Reimbursements, if any, are settled with the Adviser monthly. abrdn may request and receive reimbursement from a Fund of the advisory fees waived and other expenses reimbursed pursuant to the Expense Limitation Agreements as of a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses; provided that the following requirements are met: the reimbursements do not cause a class to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Adviser, and the payment of such reimbursement is approved by the Board on a quarterly basis (the “Reimbursement Requirements”). Except as provided for in the Expense Limitation Agreements, reimbursement of amounts previously waived or assumed by abrdn is not permitted.
As of October 31, 2024, to the extent the Reimbursement Requirements are met, the cumulative potential reimbursements to abrdn for each Fund, based on expenses reimbursed by abrdn, including adjustments described above, would be:
Fund	Amount Fiscal Year 2022 (Expires 10/31/25)	Amount Fiscal Year 2023 (Expires 10/31/26)	Amount Fiscal Year 2024 (Expires 10/31/27)	Total*
China A Share Equity Fund	$299,918	$158,769	$212,288	$670,975
Dynamic Dividend Fund	104,327	119,893	180,116	404,336
EM SMA Completion Fund	–	57,180	82,630	139,810
Emerging Markets Dividend Fund	427,265	260,483	336,332	1,024,080
Emerging Markets ex-China Fund	183,875	296,060	440,057	919,992
Emerging Markets Fund	3,610,371	1,294,758	1,295,131	6,200,260
Focused U.S. Small Cap Equity Fund	213,043	159,457	164,728	537,228
Global Equity Impact Fund	300,400	202,030	216,075	718,505
Global Infrastructure Fund	181,503	166,135	158,118	505,756
International Small Cap Fund	386,527	361,392	343,100	1,091,019
Realty Income & Growth Fund	214,703	186,600	150,016	551,319
U.S. Small Cap Equity Fund	573,835	674,100	496,861	1,744,796
U.S. Sustainable Leaders Fund	209,581	290,346	184,991	684,918
Amounts listed as “–” are $0 or round to $0.
*	Amounts reported are due to expire throughout the respective 3-year expiration period presented above.
b.	Fund Administration:
Under the terms of the Fund Administration Agreement, abrdn provides various administrative and accounting services, including daily valuation of the Funds' shares, preparation of financial statements, tax returns, regulatory reports, and presentation of quarterly reports to the Board. For services provided pursuant to the Fund Administration Agreement, the Trust pays abrdn an annual fee of 0.08% based on the Trust’s average daily net assets. The fee is then allocated proportionately among all funds within the Trust (including the Funds) in relation to the average daily net assets of each fund. This asset-based fee is subject to an annual minimum fee based on the number of funds served. Pursuant to a sub-administration agreement with abrdn, State Street provides sub-administration services with respect to the Funds. abrdn pays State Street for providing such services.
86	2024 Annual Report

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October 31, 2024

c.	Distributor and Shareholder Servicing:
The Trust and Aberdeen Fund Distributors, LLC (the “Distributor”) are parties to the current Underwriting Agreement (the “Underwriting Agreement”) whereby the Distributor acts as principal underwriter for the Trust’s shares.
The Trust has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to certain classes of shares. The Plan permits the Funds to compensate the Distributor, for expenses associated with the distribution-related and/or shareholder services provided by such entities. These fees are paid to the Distributor and are either kept or paid to shareholders’ financial advisors or other intermediaries for distribution and shareholder services. Although actual distribution expenses may be more or less, under the Plan, the Funds pay the Distributor an annual fee of the following amounts, based on the total net assets of each, respective class:

Fund	Class A Shares	Class C Shares(a)	Class R Shares(a)
China A Share Equity Fund	0.25%	1.00%	0.50%
Dynamic Dividend Fund	0.25%	–	–
EM SMA Completion Fund	–	–	–
Emerging Markets Dividend Fund	0.25%	–	–
Emerging Markets ex-China Fund	0.25%	1.00%	0.50%
Emerging Markets Fund	0.25%	1.00%	0.50%
Focused U.S. Small Cap Equity Fund	0.25%	–	0.50%
Global Equity Impact Fund	0.25%	–	–
Global Infrastructure Fund	0.25%	–	–
International Small Cap Fund	0.25%	1.00%	0.50%
Realty Income & Growth Fund	0.25%	–	–
U.S. Small Cap Equity Fund	0.25%	1.00%	0.50%
U.S. Sustainable Leaders Fund	0.25%	1.00%	–

(a)	0.25% of which is service fees.
The Adviser or an affiliate of the Adviser may pay additional amounts from its own resources to dealers or other financial intermediaries, for aid in distribution or for aid in providing administrative services to shareholders.
Pursuant to the current Underwriting Agreement, the Distributor will also receive the proceeds of contingent deferred sales charges (“CDSCs”) of 1.00% imposed on certain redemptions of Class C (and up to 1.00% for certain Class A) shares.
In addition, the Distributor will re-allow to dealers 5.00% of sales charges on Class A shares of the Funds, which have a maximum front-end sales charge of 5.75% and the Distributor or the Adviser may compensate broker dealers or financial intermediaries from its own resources at the rate of 1.00% on sales of Class C shares of the Funds, which have a maximum CDSC of 1.00% (the CDSC assessed on sales within one year of purchase). The amount the Distributor retained for commissions from front-end sales charges and CDSC fees for the fiscal year ended October 31, 2024 was as follows:
Fund	Commissions Retained from Front-End Sales Charges of Class A Shares	Commissions Retained from CDSC Fees of Class C (Certain Class A) Shares
China A Share Equity Fund	$1,960	$11
Dynamic Dividend Fund	1,343	–
EM SMA Completion Fund	–	–
Emerging Markets Dividend Fund	–	–
Emerging Markets ex-China Fund	9,698	–
Emerging Markets Fund	341	129
Focused U.S. Small Cap Equity Fund	14,535	–
Global Equity Impact Fund	–	–
2024 Annual Report	87

Notes to  Financial Statements  (continued)
October 31, 2024

Fund	Commissions Retained from Front-End Sales Charges of Class A Shares	Commissions Retained from CDSC Fees of Class C (Certain Class A) Shares
Global Infrastructure Fund	$2,600	$–
International Small Cap Fund	926	–
Realty Income & Growth Fund	–	–
U.S. Small Cap Equity Fund	36,512	296
U.S. Sustainable Leaders Fund	2,105	–
Total Retained	$70,020	$ 436
Amounts listed as “–” are $0 or round to $0.
d.	Administrative Services Fees/Transfer Agent Out-of-Pocket Expenses:
The Funds may pay and/or reimburse administrative services fees/sub-transfer agent expenses to certain broker-dealers and financial intermediaries who provide administrative support services to beneficial shareholders on behalf of the Funds (sometimes referred to as “sub-transfer agency fees”), subject to certain limitations approved by the Board. These fees may be in addition to Rule 12b-1 fees. Sub-transfer agency fees generally include, but are not limited to, costs associated with recordkeeping, networking, sub-transfer agency or other administrative or shareholder services.
Class A, Class R and Institutional Service Class shares of the Funds pay for such services pursuant to an Administrative Services Plan adopted by the Board. Under the Administrative Services Plan, a Fund may pay a broker-dealer or other intermediary a maximum annual administrative services fee of 0.25% for Class A, Class R and Institutional Service Class shares. Under an amendment to the Administrative Services Plan that is in effect until at least February 28, 2025, the administrative service fee for a Fund is limited to a maximum of 0.15% for contracts with fees that are calculated as a percentage of Fund assets and a maximum of $16 per account for contracts with fees that are calculated on a dollar per account basis; however, many intermediaries do not charge the maximum permitted fee or even a portion thereof. Class C and Institutional Class shares may also pay for the services described above directly, as these classes are not subject to an Administrative Services Plan.
The aggregate amount of sub-transfer agent and administrative service fees paid during the year ended October 31, 2024 was as follows:

Fund	Class A	Class C	Class R	Institutional Service	Institutional
China A Share Equity Fund	$8,559	$401	$2,848	$263	$4,012
Dynamic Dividend Fund	2,721	–	–	–	57,662
EM SMA Completion Fund	–	–	–	–	–
Emerging Markets Dividend Fund	94,184	–	–	–	8,788
Emerging Markets ex-China Fund	29,056	314	1,723	11,739	47,861
Emerging Markets Fund	–	2,142	147,453	693,704	845,432
Focused U.S. Small Cap Equity Fund	5,815	–	3,622	367	3,947
Global Equity Impact Fund	31,562	–	–	–	19,720
Global Infrastructure Fund	8,026	–	–	–	19,644
International Small Cap Fund	55,141	442	2,425	–	66,136
Realty Income & Growth Fund	350	–	–	–	25,349
U.S. Small Cap Equity Fund	152,088	16,724	5,350	39,489	164,292
U.S. Sustainable Leaders Fund	93,149	263	–	69,553	5,210
Amounts listed as “–” are $0 or round to $0.
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Notes to  Financial Statements  (continued)
October 31, 2024

e.	Purchase/Sale Transactions Between Affiliates
The Funds are permitted to buy or sell securities with funds that have a common investment adviser (or investment advisers which are affiliates) under specific procedures which have been approved by the Board. The procedures are designed to satisfy the requirements of Rule 17a-7 of the Investment Company Act of 1940 (“Rule 17a-7”). During the year ended October 31, 2024, the Funds did not engage in any of these trades.
4.  Investment Transactions
Purchases and sales of securities (excluding short-term securities) for the fiscal year ended October 31, 2024, were as follows:
Fund	Purchases	Sales
China A Share Equity Fund	$11,355,777	$15,854,427
Dynamic Dividend Fund	74,017,154	82,504,617
EM SMA Completion Fund	198,837	161,036
Emerging Markets Dividend Fund	98,253,518	110,917,243
Emerging Markets ex-China Fund	133,810,084	34,167,685
Emerging Markets Fund	501,023,154	1,315,417,549
Focused U.S. Small Cap Equity Fund	14,229,013	17,223,042
Global Equity Impact Fund	21,773,531	29,867,330
Global Infrastructure Fund	6,133,011	13,872,857
International Small Cap Fund	41,780,200	79,515,878
Realty Income & Growth Fund	16,986,070	19,995,254
U.S. Small Cap Equity Fund	178,513,703	301,141,889
U.S. Sustainable Leaders Fund	62,373,484	101,192,053
5.  Portfolio Investment Risks
a.	Active Management Risk
Each Fund is subject to the risk that the Adviser or Subadviser (as applicable) may make poor security selections. The Adviser, Subadviser and their portfolio managers apply their own investment techniques and risk analyses in making investment decisions for a Fund and there can be no guarantee that these decisions will achieve the desired results for a Fund. In addition, the Adviser or Subadviser may select securities that underperform the relevant market or other funds with similar investment objectives and strategies.
b.	Concentration Risk
The Global Infrastructure Fund and Realty Income & Growth Fund are subject to concentration risk. Each Fund's strategy of concentrating in companies in a specific industry means that its performance will be closely tied to the performance of a particular market segment. Each Fund’s concentration in these companies may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in these companies would have a larger impact on each Fund than on a mutual fund that does not concentrate in such companies. At times, the performance of these companies will lag the performance of other industries or the broader market as a whole.
c.	Cybersecurity Risk
Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause each Fund, the Adviser and/or their service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.
d.	Dividend Strategy Risk
The Dynamic Dividend Fund, Emerging Markets Dividend Fund and Realty Income & Growth Fund are subject to dividend strategy risk. There is no guarantee that the issuers of the stocks held by the Fund will declare dividends in the future or that, if dividends are declared, they will remain at their current levels or increase over time. The Fund’s emphasis on dividend paying stocks could cause the Fund to underperform similar funds that invest without consideration of a company’s track record of paying dividends or ability to pay dividends in the future.
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Notes to  Financial Statements  (continued)
October 31, 2024

Dividend-paying stocks may not participate in a broad market advance to the same degree as other stocks, and a sharp rise in interest rates or economic downturn could cause a company to unexpectedly reduce or eliminate its dividend.
e.	Emerging Markets Risk
Emerging markets are countries generally considered to be relatively less developed or industrialized, and investments in emerging markets countries are subject to a magnification of the risks that apply to foreign investments. These risks are greater for securities of companies in emerging markets countries because of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, loss resulting from problems in share registration and custody, substantial economic and political disruptions and the nationalization of foreign deposits or assets (see “Foreign Securities Risk” below).
China Risk. Exposure to China and Hong Kong securities subjects the China A Shares Equity Fund to additional risks, and may make it significantly more volatile than more geographically diverse mutual funds. Additional risks associated with investments in China and Hong Kong include exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations (including currency blockage), trading halts, imposition of tariffs, limitations on repatriation and differing legal standards. Any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the Chinese economy, which in turn could adversely affect the Fund’s investments.
China A Shares Risk. Trading in China A Shares through Stock Connect and the QFII Programs involves additional risks. Stock Connect is subject to a daily quota (the “Daily Quota”), which limits the maximum net purchases under Stock Connect each day and, as such, buy orders for China A Shares would be rejected once the Daily Quota is exceeded (although the Fund will be permitted to sell China A Shares regardless of the Daily Quota balance). Further, Stock Connect, which relies on the connectivity of the Shanghai or Shenzhen markets with Hong Kong, is subject to operational risk, regulations that are relatively untested and are subject to change, and extended market closures for holidays or otherwise. During an extended market closure, the Fund’s ability to trade in China A Shares will be impacted which may affect the Fund’s performance. The QFII Programs are subject to the risk that the Adviser may have its QFII Programs license revoked or restricted with respect to the Fund or the Fund may be impacted by the rules, restrictions and quota limitations connected to reliance on a QFII Programs license.
India Risk. The value of a Fund’s assets may be adversely affected by political, economic, social and religious factors, changes in Indian law or regulations and the status of India’s relations with other countries. In addition, the economy of India may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth of gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The Indian government has exercised and continues to exercise significant influence over many aspects of the economy, and the number of public sector enterprises in India is substantial. Accordingly, Indian government actions in the future could have a significant effect on the Indian economy, which could affect private sector companies and a Fund, market conditions, and prices and yields of securities in a Fund’s portfolio. Economic growth in India is constrained by inadequate infrastructure, a cumbersome bureaucracy, corruption, labor market rigidities, regulatory and foreign investment controls, the “reservation” of key products for small-scale industries and high fiscal deficits. Changes in economic policies, or lack of movement toward economic liberalization, could negatively affect the general business and economic conditions in India, which could in turn affect a Fund’s investments. The securities market in India is substantially smaller, less liquid and significantly more volatile than the securities market in the United States. The relatively small market capitalizations of, and trading values on, Indian stock exchanges may cause a Fund’s investments in securities listed on these exchanges to be comparatively less liquid and subject to greater price volatility than comparable U.S. investments.
Russia/Ukraine Risk. In February 2022, Russia commenced a military attack on Ukraine. The outbreak of hostilities between the two countries and the threat of wider spread hostilities could have a severe adverse effect on the region and global economies, including significant negative impacts on the markets for certain securities and commodities, such as oil and natural gas. In addition, sanctions imposed on Russia by the United States and other countries, and any sanctions imposed in the future, could have a significant adverse impact on the Russian economy and related markets. The price and liquidity of investments may fluctuate widely as a result of the conflict and related events. How long the armed conflict and related events will last cannot be predicted. These tensions and any related events could have a significant impact on Fund performance and the value of the Funds’ investments.
The Republic of Korea (South Korea) Risk. Concentrating investments in South Korea subjects the Fund to additional risks, and may make it significantly more volatile than geographically diverse mutual funds. Additional risks associated with investments in South Korea include political, economic and social instability, and the potential for increasing militarization in North Korea. The financial sector in South Korea has been subject to systemic weaknesses and illiquidity, which could be a material risk for any investments in South Korea if exacerbated. South Korea is dependent on. A significant increase in energy prices could have an adverse impact on South Korea’s economy as South Korea is dependent on foreign sources for much of its energy needs. The South Korean government has exercised and continues to exercise significant
90	2024 Annual Report

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October 31, 2024

influence over many aspects of the economy. Accordingly, South Korean government actions in the future could have a significant effect on the South Korean economy, which could affect private sector companies and the Fund, market conditions, and prices and yields of securities in the Fund’s portfolio.
Shanghai-Hong Kong and Shenzhen-Hong Kong Stock Connect Risk. Investing in China A shares through Stock Connect involves various considerations and risks, including, but not limited to, illiquidity risk; currency risk; greater price volatility; legal and regulatory uncertainty risk; execution risk; operational risk; tax risk; credit risk; and economic, social and political instability of the stock market in the People’s Republic of China.
Taiwan Risk. Including risks associated with investing in emerging markets, a Fund’s investment in or exposure to Taiwan is also subject to risks associated with, among other things, currency fluctuations, commodity shortages, less liquidity, expropriation, confiscatory taxation, nationalization and exchange control regulations (including currency blockage). Inflation and rapid fluctuations in inflation and interest rates have had, and may continue to have, negative effects on the economy and securities markets of Taiwan. In addition, investments in Taiwan could be adversely affected by political and economic relationship with China.
f.	Equity Linked Notes
The China A Share Equity Fund may invest in equity-linked notes, which are generally subject to the same risks as the foreign equity securities or the basket of foreign securities they are linked to. If the linked security(ies) declines in value, the note may return a lower amount at maturity. The trading price of an equity-linked note also depends on the value of the linked security(ies).
g.	ESG Integration Risk
To the extent ESG (Environmental, Social and Governance) factors are used to evaluate investments, the consideration of such factors may adversely affect a Fund’s performance. Not every ESG factor may be identified or evaluated for every investment. ESG characteristics are not the only factors considered and, as a result, the issuers in which a Fund invests may not be issuers with favorable ESG characteristics or high ESG ratings. The application of ESG factors may result in a Fund performing differently than its benchmark index and other funds in its peer group that do not consider ESG factors or consider different ESG factors.
h.	Equity Securities Risk
The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions), to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry), or to the market as a whole (such as periods of market volatility or instability, or general and prolonged periods of economic decline).
i.	Exchange-Traded Fund Risk
To the extent that the China A Share Equity Fund invests in ETFs, the Fund may be subject to, among other risks, tracking error risk and passive and, in some cases, active management investment risk. An active secondary market in ETF shares may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. There can be no assurance that an ETF’s shares will continue to be listed on an active exchange. In addition, Fund shareholders bear both their proportionate share of the Fund’s expenses and similar expenses incurred through the Fund’s ownership of the ETF.
j.	Focus Risk
The Focused U.S. Small Cap Equity Fund invests a greater proportion of its assets in the securities of a smaller number of issuers and will be subject to greater volatility with respect to its investments than funds that invest in a larger number of securities.
k.	Foreign Currency Exposure Risk
The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact a Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Adviser are unsuccessful.
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Notes to  Financial Statements  (continued)
October 31, 2024

l.	Foreign Securities Risk
Foreign countries in which a Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of a Fund’s investments may decline because of factors such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.
Japan Risk. The Japanese economy is heavily dependent upon international trade and may be subject to considerable degrees of economic, political and social instability, which could negatively affect the International Small Cap Fund. The Japanese yen has fluctuated widely during recent periods and may be affected by currency volatility elsewhere in Asia, especially Southeast Asia. In addition, the yen has had a history of unpredictable and volatile movements against the U.S. dollar. The performance of the global economy could have a major impact upon equity returns in Japan. Since the mid-2000s, Japan's economic growth has remained relatively low. Any economic recession may be likely compounded by an unstable financial sector, low domestic consumption, and certain corporate structural weaknesses, which remain some of the major issues facing the Japanese economy. Japan has also experienced natural disasters, such as earthquakes and tidal waves, of varying degrees of severity, which could negatively affect the International Small Cap Fund.
m.	Illiquid Securities Risk
Illiquid securities are assets that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the fair value of the asset. An inability to sell a portfolio position can adversely affect a Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Illiquid securities and relatively less liquid securities may also be difficult to value.
The Adviser employs procedures and tests using third-party and internal data inputs that seek to assess and manage the liquidity of a Fund’s portfolio holdings. These procedures and tests take into account a Fund’s investment strategy and liquidity of portfolio investments during both normal and foreseeable stressed conditions, cash-flow projections during both normal and reasonably foreseeable stressed conditions, relevant market, trading and other factors, and monitor whether liquidity should be adjusted based on changed market conditions. These procedures and tests are designed to assist a Fund in determining its ability to meet redemption requests in various market conditions. In light of the dynamic nature of markets, there can be no assurance that these procedures and tests will enable a Fund to ensure that it has sufficient liquidity to meet redemption requests.
n.	Impact of Large Redemptions and Purchases of Fund Shares
Occasionally, shareholders may make large redemptions or purchases of Fund shares, which may cause a Fund to have to sell securities or invest additional cash. These transactions may adversely affect the Fund’s performance and increase transaction costs. In addition, large redemption requests may exceed the cash balance of a Fund and result in credit line borrowing fees and/or overdraft charges to a Fund until the sales of portfolio securities necessary to cover the redemption request settle.
o.	Impact Investing and Sustainable Investing Risk
In implementing the Global Equity Impact Fund’s ESG and the U.S. Sustainable Leaders Fund's "Sustainable Leaders" investment strategy, the Adviser may select or exclude securities of issuers in certain industries, sectors, regions or countries for reasons other than the issuer’s investment performance. For this reason, the Fund’s ESG or Sustainable Leaders strategy could cause it to perform differently compared to funds that do not have such strategy. ESG and Sustainable Leaders investing is qualitative and subjective by nature. In addition, the Fund may be required to sell a security when it might otherwise be disadvantageous for it to do so. In evaluating an issuer, the Adviser utilizes, in part, information and data obtained through voluntary or third-party reporting that may be incomplete, inaccurate or unavailable, which could cause the Adviser to incorrectly assess an issuer’s business practices with respect to the environment, social responsibility and corporate governance. Securities of companies with ESG practices may shift into and out of favor depending on market and economic conditions and may be linked to long-term rather than short-term returns. The definition of “impact investing” will vary according to an investor’s beliefs and values. In addition, there is a risk that the companies identified as sustainable leaders by the Adviser do not operate as expected when addressing ESG issues. There is no guarantee that the Adviser’s definition of impact investing, security selection criteria or investment judgment will reflect the beliefs or values of any particular investor.
p.	Infrastructure-Related Investment Risk
Because the Global Infrastructure Fund concentrates its investments in infrastructure-related entities, the Fund has greater exposure to the potential adverse economic, regulatory, political and other changes affecting such entities. Infrastructure related entities are subject to a
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October 31, 2024

variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, costs associated with environmental and other regulations, the effects of economic slowdown and surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Additionally, infrastructure-related entities may be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to customers, service interruption due to environmental, operational or other mishaps and the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards.
q.	Issuer Risk
The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.
r.	Market Risk
Deteriorating market conditions might cause a general weakness in the market that reduces the prices, or yield, of securities in that market. Developments in a particular class of bonds or the stock market could also adversely affect a Fund by reducing the relative attractiveness of bonds or stocks as an investment. Also, to the extent that a Fund emphasizes bonds or stocks from any given industry, it could be hurt if that industry does not do well. Additionally, a Fund could lose value if the individual stocks in which it maintains long positions and/or the overall stock markets on which the stocks trade decline in price. In addition, a Fund that engages in short sales could lose value if the individual stocks which they sell short increase in price. Stocks and stock markets may experience short-term volatility (price fluctuation) as well as extended periods of price decline or increase. Individual stocks are affected by many factors, including:
•	corporate earnings;
•	production;
•	management;
•	sales; and
•	market trends, including investor demand for a particular type of stock, such as growth or value stocks, small or large stocks, or stocks within a particular industry.
Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, the fluctuation of other stock markets around the world, and financial, economic and other global market developments and disruptions, such as those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies and natural/environmental disasters. In addition, any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the world economy, which in turn could adversely affect the Fund’s investments.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and governmental and quasi-governmental authorities and regulators throughout the world have responded to serious economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and interest rate hikes or reductions. The impact of these policies and legislative changes on the markets, and the practical implications for market participants, may not be fully known for some time. A reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely impact a Fund’s investments. The current market environment could make identifying investment risks and opportunities especially difficult for the Adviser.
Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not a Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected by such events.
s.	Mid-Cap Securities Risk
Securities of medium-sized companies tend to be more volatile and less liquid than securities of larger companies.
t.	Non-Diversified Fund Risk
The EM SMA Completion Fund and the Realty Income & Growth Fund's performance may be more volatile than a diversified fund because these Funds may invest a greater percentage of their total assets in the securities of a single issuer.
2024 Annual Report	93

Notes to  Financial Statements  (continued)
October 31, 2024

u.	Non-U.S. Taxation Risk
Income, proceeds and gains received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries, which will reduce the return on those investments. Tax treaties between certain countries and the United States may reduce or eliminate such taxes.
If, at the close of its taxable year, more than 50% of the value of a Fund’s total assets consists of securities of foreign corporations, including for this purpose foreign governments, the Fund will be permitted to make an election under the Code that will allow shareholders a deduction or credit for foreign taxes paid by the Fund. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes. A shareholder’s ability to claim an offsetting foreign tax credit or deduction in respect of such foreign taxes is subject to certain limitations imposed by the Code, which may result in the shareholder’s not receiving a full credit or deduction (if any) for the amount of such taxes. Shareholders who do not itemize on their U.S. federal income tax returns may claim a credit (but not a deduction) for such foreign taxes. If a Fund does not qualify for or chooses not to make such an election, shareholders will not be entitled separately to claim a credit or deduction for U.S. federal income tax purposes with respect to foreign taxes paid by the Fund; in that case the foreign tax will nonetheless reduce the Fund’s taxable income. Even if a Fund elects to pass through to its shareholders foreign tax credits or deductions, tax-exempt shareholders and those who invest in the Fund through tax-advantaged accounts such as IRAs will not benefit from any such tax credit or deduction.
v.	Portfolio Turnover Risk
The Dynamic Dividend Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. High portfolio turnover may result in greater transaction costs which may reduce Fund performance. The sale of Fund portfolio securities may also result in greater realization and/or distribution to shareholders of gains or losses as compared to a Fund with less active trading, which may include short-term gains taxable at ordinary income tax rates.
w.	Qualified Dividend Income Tax Risk
With respect to the Dynamic Dividend Fund, no assurance can be given as to what percentage of the distributions paid on shares, if any, will consist of tax-advantaged qualified dividend income or long-term capital gains or what the tax rates on various types of income will be in future years. The favorable U.S. federal tax treatment may be adversely affected, changed or repealed by future changes in tax laws at any time. In addition, it may be difficult to obtain information regarding whether distributions by non-U.S. entities in which a Fund invests should be regarded as qualified dividend income. Furthermore, to receive qualified dividend income treatment, a Fund must meet holding period and other requirements with respect to the dividend paying securities in its portfolio, and the shareholder must meet holding period and other requirements with respect to the common shares of a Fund.
x.	REIT and Real Estate Risk
Investment in real estate investment trusts ("REITs") and real estate involves the risks that are associated with direct ownership of real estate and with the real estate industry in general. These risks include: declines in the value of real estate; risks related to local economic conditions, overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income, neighborhood values or the appeal of properties to tenants; changes in interest rates and changes in general economic and market conditions. REITs’ share prices may decline because of adverse developments affecting the real estate industry including changes in interest rates. The returns from REITs may trail returns from the overall market. Additionally, there is always a risk that a given REIT will fail to qualify for favorable tax treatment. REITs may be leveraged, which increases risk. Certain REITs charge management fees, which may result in layering the management fee paid by the Fund.
y.	Sector Risk
To the extent that a Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.
Consumer Staples Sector Risk. Companies in the consumer staples sector may be adversely affected by changes in the global economy, consumer spending, competition, demographics and consumer preferences, and production spending. Companies in the consumer staples sector may also be affected by changes in global economic, environmental and political events, economic conditions, the depletion of resources, and government regulation. For instance, government regulations may affect the permissibility of using various food additives and production methods of companies that make food products, which could affect company profitability. In addition, tobacco companies may be adversely affected by the adoption of proposed legislation and/or by litigation. Companies in the consumer staples sector also may be subject
94	2024 Annual Report

Notes to  Financial Statements  (continued)
October 31, 2024

to risks pertaining to the supply of, demand for and prices of raw materials. The prices of raw materials fluctuate in response to a number of factors, including, without limitation, changes in government agricultural support programs, exchange rates, import and export controls, changes in international agricultural and trading policies, and seasonal and weather conditions. Companies in the consumer staples sector may be subject to severe competition, which may also have an adverse impact on their profitability.
Financials Sector Risk. To the extent that the financials sector represents a significant portion of a Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, decreased liquidity in credit markets as well as cyber-attacks.
Healthcare Sector Risk. To the extent that the healthcare sector represents a significant portion of a Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Healthcare-related companies may be smaller and less seasoned than companies in other sectors, and performance of companies in the healthcare sector may be adversely impacted by many factors, including, among others, government regulation. restrictions on government reimbursement for medical expenses, changes to the costs of medical products and services, pricing pressure, increased emphasis on outpatient services, a limited number of products, industry innovation, changes in technologies, and other market developments. Many healthcare-related companies are dependent on patent protection, and, therefore, the expiration of patents may adversely affect the profitability of healthcare-related companies.
Industrials Sector Risk. To the extent that the industrial sector represents a significant portion of a Fund’s holdings, the Fund will be sensitive to changes in, and its performance may be adversely impacted by issues impacting this sector. The value of securities issued by companies in the industrials sector may be adversely affected by supply and demand related to their specific products or services and industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Government regulations, world events, economic conditions and exchange rates may adversely affect the performance of companies in the industrials sector. Companies in the industrials sector may be adversely affected by liability for environmental damage and product liability claims. The industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors. Companies in the industrials sector, particularly aerospace and defense companies, may also be adversely affected by government spending policies because companies involved in this sector rely to a significant extent on government demand for their products and services.
Information Technology Sector Risk. To the extent that the information technology sector represents a significant portion of a Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on their profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.
Utilities Sector Risk. To the extent that the utilities sector represents a significant portion of the Fund’s portfolio, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Performance of companies in the utilities sector may be adversely impacted by many factors, including, among others, general economic conditions, supply and demand, financing and operating costs, rate caps, interest rates, liabilities arising from governmental or civil actions, consumer confidence and spending, competition, resource conservation and depletion, man-made or natural disasters, geopolitical events, and environmental, and other government regulations.
z.	Small-Cap Securities Risk
Securities of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Therefore, they generally involve greater risk.
aa.	Valuation Risk
The price that a Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed
2024 Annual Report	95

Notes to  Financial Statements  (continued)
October 31, 2024

by a Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The ability to value a Fund's investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Please read the Funds' prospectuses for more detailed information regarding these and other risks.
6.  Contingencies
In the normal course of business, the Funds may provide general indemnifications pursuant to certain contracts and organizational documents. The Funds' maximum exposure under these arrangements is dependent on future claims that may be made against the Funds, and therefore, cannot be estimated; however, the Funds expect the risk of loss from such claims to be remote.
7.  Tax Information
As of October 31, 2024, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) for each Fund were as follows:
Fund	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
China A Share Equity Fund	$22,789,257	$1,142,101	$(4,404,021)	$(3,261,920)
Dynamic Dividend Fund	71,653,262	30,867,651	(5,481,911)	25,385,740
EM SMA Completion Fund	343,360	35,293	(38,582)	(3,289)
Emerging Markets Dividend Fund	84,275,619	9,627,352	(15,153,673)	(5,526,321)
Emerging Markets ex-China Fund	155,513,536	17,581,839	(10,682,751)	6,899,088
Emerging Markets Fund	1,141,618,886	247,419,535	(143,473,588)	103,945,947
Focused U.S. Small Cap Equity Fund	10,999,847	1,912,324	(529,187)	1,383,137
Global Equity Impact Fund	38,136,641	6,954,727	(2,188,275)	4,766,452
Global Infrastructure Fund	34,240,942	9,910,613	(1,389,618)	8,520,995
International Small Cap Fund	106,161,171	26,397,950	(10,618,316)	15,779,634
Realty Income & Growth Fund	30,899,198	10,294,706	(578,112)	9,716,594
U.S. Small Cap Equity Fund	312,012,627	58,057,751	(26,359,815)	31,697,936
U.S. Sustainable Leaders Fund	258,191,907	95,422,086	(4,417,323)	91,004,763
96	2024 Annual Report

Notes to  Financial Statements  (continued)
October 31, 2024

The tax character of distributions during the fiscal year ended October 31, 2024 was as follows (total distributions paid may differ from the Statements of Changes in Net Assets because for tax purposes dividends are recognized when actually paid):
Distributions paid from
Fund	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Return of Capital	Total Distributions Paid
China A Share Equity Fund	$107,895	$–	$107,895	$–	$–	$107,895
Dynamic Dividend Fund	4,984,574	–	4,984,574	–	610,332	5,594,906
EM SMA Completion Fund	3,317	–	3,317	–	–	3,317
Emerging Markets Dividend Fund	–	–	–	–	–	–
Emerging Markets ex-China Fund	300,452	–	300,452	–	–	300,452
Emerging Markets Fund	24,870,666	–	24,870,666	–	–	24,870,666
Focused U.S. Small Cap Equity Fund	–	–	–	–	–	–
Global Equity Impact Fund	514,951	–	514,951	–	–	514,951
Global Infrastructure Fund	1,078,132	388,583	1,466,715	–	–	1,466,715
International Small Cap Fund	1,078,998	–	1,078,998	–	–	1,078,998
Realty Income & Growth Fund	933,192	571,603	1,504,795	–	–	1,504,795
U.S. Small Cap Equity Fund	–	–	–	–	–	–
U.S. Sustainable Leaders Fund	587,436	–	587,436	–	–	587,436
Amounts listed as “–” are $0 or round to $0.
The tax character of distributions during the fiscal year ended October 31, 2023 was as follows (total distributions paid may differ from the Statements of Changes in Net Assets because for tax purposes dividends are recognized when actually paid):
Distributions paid from
Fund	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Return of Capital	Total Distributions Paid
China A Share Equity Fund	$–	$–	$–	$–	$–	$–
Dynamic Dividend Fund	6,078,834	–	6,078,834	–	47,844	6,126,678
EM SMA Completion Fund	–	–	–	–	–	–
Emerging Markets Dividend Fund	6,026,297	–	6,026,297	–	–	6,026,297
Emerging Markets ex-China Fund	244,237	5,716,302	5,960,539	–	–	5,960,539
Emerging Markets Fund	40,736,223	–	40,736,223	–	–	40,736,223
Focused U.S. Small Cap Equity Fund	–	–	–	–	–	–
Global Equity Impact Fund	2,389,081	–	2,389,081	–	–	2,389,081
Global Infrastructure Fund	1,381,951	865,603	2,247,554	–	–	2,247,554
International Small Cap Fund	3,165,367	–	3,165,367	–	–	3,165,367
Realty Income & Growth Fund	986,640	2,640,036	3,626,676	–	–	3,626,676
U.S. Small Cap Equity Fund	–	34,980,752	34,980,752	–	–	34,980,752
U.S. Sustainable Leaders Fund	1,407,365	–	1,407,365	–	–	1,407,365
Amounts listed as “–” are $0 or round to $0.
2024 Annual Report	97

Notes to  Financial Statements  (continued)
October 31, 2024

As of October 31, 2024, the components of accumulated earnings/(deficit) on a tax basis were as follows:
Fund	Undistributed Tax Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Late Year Ordinary and Post-October Capital Loss Deferrals	Unrealized Appreciation/ (Depreciation)*	Accumulated Capital and Other Losses**	Total Accumulated Earnings/ (Deficit)
China A Share Equity Fund	$–	$180,189	$–	$–	$–	$–	$(3,261,921)	$(27,218,788)	$(30,300,520)
Dynamic Dividend Fund	–	–	–	–	–	–	25,395,924	(1,948,332)	23,447,592
EM SMA Completion Fund	–	1,600	–	–	–	–	(3,309)	(40,244)	(41,953)
Emerging Markets Dividend Fund	–	1,736,943	–	–	–	–	(5,357,762)	(395,925,618)	(399,546,437)
Emerging Markets ex-China Fund	–	685,114	216,218	–	–	–	6,049,768	(46,694,717)	(39,743,617)
Emerging Markets Fund	–	10,260,752	–	–	–	–	93,919,849	(100,802,284)	3,378,317
Focused U.S. Small Cap Equity Fund	–	–	–	–	–	(46,128)	1,383,136	(1,023,949)	313,059
Global Equity Impact Fund	–	–	–	–	–	(135,256)	4,762,627	(8,624,717)	(3,997,346)
Global Infrastructure Fund	–	–	1,979,625	–	–	–	8,520,239	–	10,499,864
International Small Cap Fund	–	2,723,028	–	–	–	–	15,209,726	(44,201,560)	(26,268,806)
Realty Income & Growth Fund	–	161,165	3,544,230	–	–	–	9,648,439	–	13,353,834
U.S. Small Cap Equity Fund	–	–	–	–	–	(869,330)	31,697,936	(29,908,750)	919,856
U.S. Sustainable Leaders Fund	–	–	–	–	–	(218,528)	91,004,763	(26,824,540)	63,961,695
Amounts listed as “–” are $0 or round to $0.
*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to tax deferral of losses on wash sales and corporate actions.
**	As of October 31, 2024, for federal income tax purposes, some Funds have capital loss carryforwards available to offset capital gains, if any, to the extent provided by the Treasury regulations, with no expiration.
As of October 31, 2024, for federal income tax purposes, capital loss carryforwards, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of each respective Fund with no expiration.
Fund	Amounts	Expires
China A Share Equity Fund	$2,259,940	Unlimited (Short—Term)
China A Share Equity Fund	24,958,848	Unlimited (Long—Term)
Dynamic Dividend Fund	1,948,332	Unlimited (Short—Term)
EM SMA Completion Fund	8,845	Unlimited (Short—Term)
EM SMA Completion Fund	31,399	Unlimited (Long—Term)
Emerging Markets Dividend Fund	5,275,127	Unlimited (Short—Term)
Emerging Markets Dividend Fund	390,650,491	Unlimited (Long—Term)
Emerging Markets ex-China Fund	8,031,350	Unlimited (Short—Term)
Emerging Markets ex-China Fund	38,663,367	Unlimited (Long—Term)
Emerging Markets Fund	37,468,381	Unlimited (Short—Term)
Emerging Markets Fund	63,333,903	Unlimited (Long—Term)
Focused U.S. Small Cap Equity Fund	518,938	Unlimited (Short—Term)
Focused U.S. Small Cap Equity Fund	505,011	Unlimited (Long—Term)
Global Equity Impact Fund	1,128,114	Unlimited (Short—Term)
Global Equity Impact Fund	7,496,603	Unlimited (Long—Term)
International Small Cap Fund	28,720,538	Unlimited (Short—Term)
International Small Cap Fund	15,481,022	Unlimited (Long—Term)
U.S. Small Cap Equity Fund	13,570,356	Unlimited (Short—Term)
U.S. Small Cap Equity Fund	16,338,394	Unlimited (Long—Term)
U.S. Sustainable Leaders Fund	4,764,975	Unlimited (Short—Term)
U.S. Sustainable Leaders Fund	22,059,565	Unlimited (Long—Term)
98	2024 Annual Report

Notes to  Financial Statements  (continued)
October 31, 2024

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the table below details the necessary reclassifications, which are a result of permanent differences primarily attributable to equalization and net operating loss. These reclassifications have no effect on net assets or NAVs per share.
Fund	Paid-in Capital	Distributable Earnings/ (Accumulated Loss)
Dynamic Dividend Fund	$(158,560)	$158,560
Emerging Markets ex-China Fund	44,321,392	(44,321,392)
Focused U.S. Small Cap Equity Fund	(14,774)	14,774
Global Equity Impact Fund	(525)	525
Global Infrastructure Fund	1	(1)
Realty Income & Growth Fund	246,202	(246,202)
U.S. Small Cap Equity Fund	(1,242,271)	1,242,271
U.S. Sustainable Leaders Fund	42,904	(42,904)
Amounts listed as “–” are $0 or round to $0.
8.  Significant Shareholders
As of October 31, 2024, the Funds had shareholders with the percentage ownership indicated, which are considered significant shareholders (holdings greater than 5.0%) for financial reporting purposes:
Fund	Record Ownership %	Number of Account Owners
China A Share Equity Fund	46.9%	3
Dynamic Dividend Fund	45.5	3
EM SMA Completion Fund[1]	100.0	1
Emerging Markets Dividend Fund	76.1	2
Emerging Markets ex-China Fund	46.4	5
Emerging Markets Fund	78.0	5
Focused U.S. Small Cap Equity Fund	56.0	5
Global Equity Impact Fund	46.0	5
Global Infrastructure Fund	57.8	4
International Small Cap Fund	56.4	2
Realty Income & Growth Fund	58.1	3
U.S. Small Cap Equity Fund	42.8	5
U.S. Sustainable Leaders Fund	13.7	1

1	New funds or classes may be seeded with related party capital. As of year end, this Fund is wholly owned by a related party based on its recent formation.
9.  Line of Credit
The Trust, on behalf of each of the funds of the Trust (including the Funds) (the “Borrowers”), has entered into an agreement (the “Agreement”) with State Street Bank and Trust Company (the “Bank”), subject to annual renewal. The Agreement provides for a revolving credit facility (the “Credit Facility”) in the amount of $150,000,000 to be utilized for temporary or emergency purposes to fund shareholder redemptions or other short-term liquidity purposes.
As of October 31, 2024, the Emerging Markets Dividend Fund had $1,075,000, and the Realty Income & Growth Fund had $229,271 repayable to State Street.
Principal on each outstanding loan made under the Agreement bears interest at a variable rate per annum equal to (a) 10 basis points + (b) the higher of (i) the Federal Funds Rate on such date (not less than zero) plus one and one quarter of one percent (1.25%) or (ii) the Overnight Bank
2024 Annual Report	99

Notes to  Financial Statements  (continued)
October 31, 2024

Funding Rate on such date plus one and one quarter of one percent (1.25%). In addition, the Borrowers shall pay to the Bank a commitment fee at the rate of 0.25% per annum on the daily unused portion of the Credit Facility, as applicable, which is allocated among the Borrowers in such manner as is determined by the Board to be reasonable. For each Fund that borrowed under the Credit Facility during the fiscal year ended October 31, 2024, the following table shows the average outstanding daily balance of the days the Fund utilized the Credit Facility and the average weighted interest rate paid by the Fund during the  fiscal year ended October 31, 2024.
Fund	Average Outstanding Daily Balance	Average Weighted Interest Rate	Days Utilized
China A Share Equity Fund	$591,255	6.31%	15
Dynamic Dividend Fund	340,571	6.62%	67
EM SMA Completion Fund	-	-	-
Emerging Markets Dividend Fund	319,729	6.59%	79
Emerging Markets ex-China Fund	787,500	6.68%	2
Emerging Markets Fund	16,051,020	6.68%	5
Focused U.S. Small Cap Equity Fund	607,718	6.40%	6
Global Equity Impact Fund	782,824	6.65%	5
Global Infrastructure Fund	312,120	6.66%	87
International Small Cap Fund	510,275	6.45%	19
Realty Income & Growth Fund	211,671	6.62%	38
U.S. Small Cap Equity Fund	3,009,998	6.68%	12
U.S. Sustainable Leaders Fund	-	-	-
10.  Fund Reorganization
Effective June 21, 2024, the abrdn Emerging Markets ex-China Fund (the “Acquiring Fund”) acquired all of the assets and assumed all of the liabilities of the abrdn Emerging Markets Sustainable Leaders Fund (the “Acquired Fund”) pursuant to a plan of reorganization approved by the Board of Trustees on March 13, 2024.
The acquisition was accomplished by a tax-free exchange as follows:
6,229,012 shares of the Acquired Fund, fair valued at $70,710,559 for 5,568,395 shares of the Acquiring Fund.
The investment portfolio and cash of the Acquired Fund, with a fair value of $70,515,326 and identified cost of $68,266,807, were the principal assets acquired by the Acquiring Fund. For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at value; however, the cost basis of the investments received from the Acquired Fund was carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The Acquiring Fund acquired capital loss carryovers of $44,284,297 which is subject to loss limitations from the Acquired Fund. Immediately prior to the Reorganization, the investment portfolio and cash of the Acquiring Fund was $89,594,936.
Assuming that the Reorganization had been completed on November 1, 2023, the Acquiring Fund’s pro forma results of operations for the year ended October 31, 2024 are as follows:

Net investment income	$1,556,512
Net realized and unrealized gain from investments	17,408,713
Net increase in net assets from operations	18,965,225
Because the combined investment portfolios have been managed as a single integrated portfolio since the Reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the Statement of Operations since June 21, 2024.
100	2024 Annual Report

Notes to  Financial Statements  (continued)
October 31, 2024

The chart below shows a summary of net assets and shares outstanding, before and after the Reorganization.
	Before Reorganization		After Reorganization
	abrdn Emerging Markets Sustainable Leaders Fund	abrdn Emerging Markets ex-China Fund	abrdn Emerging Markets ex-China Fund
Net Assets:
Class A Shares	$10,051,470	$24,333,406	$34,384,876
Class C Shares	16,492	303,752	320,244
Class R Shares	2,225,186	587,197	2,812,383
Institutional Service Class Shares	51,591,402	136,241	51,727,643
Institutional Class Shares	6,826,009	64,008,924	70,834,933
Shares Outstanding:
Class A Shares	906,216	1,948,414	2,753,253
Class C Shares	1,610	27,534	29,029
Class R Shares	215,225	51,043	244,470
Institutional Service Class Shares	4,514,592	10,637	4,038,572
Institutional Class Shares	591,369	5,070,228	5,610,927
Net Asset Value per Share:
Class A Shares	$11.09	$12.49	$12.49
Class C Shares	10.24	11.03	11.03
Class R Shares	10.34	11.50	11.50
Institutional Service Class Shares	11.43	12.81	12.81
Institutional Class Shares	11.54	12.62	12.62
Net unrealized appreciation/(depreciation)	2,248,519	8,308,139	10,556,658
Accumulated net realized gain/(loss)	(44,320,926)	(3,991,335)	(48,312,261)
Amounts listed as “–” are $0 or round to $0.
11.  New Accounting Pronouncement
In November 2023, the FASB issued ASU 2023-07, “Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures (“ASU 2023-07”), which enhances disclosure requirements about significant segment expenses that are regularly provided to the chief operating decision maker (the “CODM”). ASU 2023-07, among other things, (i) requires a single segment public entity to provide all of the disclosures as required by Topic 280, (ii) requires a public entity to disclose the title and position of the CODM and an explanation of how the CODM uses the reported measure(s) of segment profit or loss in assessing segment performance and deciding how to allocate resources and (iii) provides the ability for a public entity to elect more than one performance measure. ASU 2023-07 is effective for the fiscal years beginning after December 15, 2023, and interim periods within fiscal years beginning after December 15, 2024. Early adoption is permitted and retrospective adoption is required for all prior periods presented. The Trust is currently assessing the impact of this guidance, however, the Trust does not expect a material impact on its financial statements.
12.  Subsequent Events
Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of October 31, 2024, other than as noted below.
At a meeting held on September 11, 2024, the Board approved, on behalf of each Fund listed below, the conversion of each Fund into an ETF (each, a “Conversion”), which will continue to be managed by abrdn Inc., the investment adviser for the Funds, and, as applicable, abrdn Investments Limited, the sub-adviser for the abrdn Emerging Markets Dividend Fund. The Board, including all of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Trust, determined that participation in the Conversions is in the best interests of each Fund and that the interests of existing shareholders of the Funds will not be diluted as a result of the Conversions.
2024 Annual Report	101

Notes to  Financial Statements  (concluded)
October 31, 2024

Each Fund will be converted from a mutual fund to an ETF, as listed in the table below, which is expected to occur on or around February 14, 2025:
Current Fund	Proposed ETF
abrdn Focused U.S. Small Cap Equity Fund	abrdn Focused U.S. Small Cap Active ETF
abrdn Emerging Markets Dividend Fund	abrdn Emerging Markets Dividend Active ETF
At a meeting held on December 11, 2024 (the "Meeting"), the Board approved changes in the name, 80% policy, benchmark index and portfolio managers for the  Global Equity Impact Fund. As of the effective date of an amendment to the Trust’s registration statement, which is anticipated to be on or about February 28, 2025 (the "Effective Date"): (i) the abrdn Global Equity Impact Fund will change its name from "abrdn Global Equity Impact Fund" to the "abrdn Focused Emerging Markets ex-China Fund"; (ii) the Global Equity Impact Fund’s 80% policy will change from a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities issued by companies located throughout the world (including the U.S.) to a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities of emerging market (excluding China) companies; (iii)  the MSCI Emerging Markets ex-China Index (Net TR) will replace the MSCI All Country World Index (Net TR) as the abrdn Global Equity Impact Fund’s primary benchmark; and (iv) the abrdn Global Equity Impact Fund's portfolio managers will be Devan Kaloo and Nick Robinson.
At the Meeting, the Board also approved a change in the Dynamic Dividend Fund's non-fundamental policy to invest, under normal circumstances, at least 80% of its net assets in the equity securities of certain domestic and foreign corporations that pay dividend income that it believes are undervalued relative to the market and to the securities' historic valuations to a non-fundamental policy to invest, under normal circumstances, at least 80% of its net assets in the equity securities of certain domestic and foreign corporations that pay dividend income. Such change will take effect on the Effective Date.
At the Meeting, the Board also approved a change in the Realty Income & Growth Fund's name from "abrdn Realty Income & Growth Fund" to "abrdn Real Estate Fund". Such change will take effect on the Effective Date. At the Meeting, the Board also approved a change in the abrdn Global Infrastructure Fund's name from "abrdn Global Infrastructure Fund" to "abrdn Global Infrastructure Equity Fund". Such change will take effect on the Effective Date.
At the Meeting, the Board also approved the adoption of a conversion feature for Class C of the U.S. Sustainable Leaders Fund and the Institutional Service Class of the China A Share Equity Fund. Under the relevant conversion feature, effective after the close of business on February 26, 2025, all of the issued and outstanding shares of Class C of abrdn U.S. Sustainable Leaders Fund will be converted into shares of Class A of the same Fund  and all of the issued and outstanding shares of Institutional Service Class of abrdn China A Share Equity Fund will be converted into shares of Institutional Class of the same Fund.
102	2024 Annual Report

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
abrdn Funds:
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of abrdn China A Share Equity Fund, abrdn Dynamic Dividend Fund, abrdn EM SMA Completion Fund, abrdn Emerging Markets Dividend Fund (formerly, abrdn International Sustainable Leaders Fund), abrdn Emerging Markets ex-China Fund, abrdn Emerging Markets Fund, abrdn Focused U.S. Small Cap Equity Fund (formerly, abrdn U.S. Sustainable Leaders Smaller Companies Fund), abrdn Global Equity Impact Fund, abrdn Global Infrastructure Fund, abrdn International Small Cap Fund, abrdn Realty Income & Growth Fund, abrdn U.S. Small Cap Equity Fund, and abrdn U.S. Sustainable Leaders Fund, thirteen of the funds comprising abrdn Funds (each, a Fund and collectively, the Funds), including the statements of investments, as of October 31, 2024, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, except for abrdn EM SMA Completion Fund, for which the period is for the year ended October 31, 2024 and the period from January 27, 2023 (commencement of operations) through October 31, 2023, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended, except for abrdn EM SMA Completion Fund, for which the period is for the year ended October 31, 2024 and the period from January 27, 2023 through October 31, 2023. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of October 31, 2024, the results of their operations for the year then ended, the changes in their net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more abrdn investment companies since 2009.
Columbus, Ohio
December 27, 2024
2024 Annual Report	103

Other Tax Information  (Unaudited)

For the year ended October 31, 2024, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% or 20% (depending upon income levels) as qualified dividend income. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2024 Form 1099-DIV.
Fund	Qualified Dividend Income
China A Share Equity Fund	29.67%
Dynamic Dividend Fund	69.15%
EM SMA Completion Fund	49.02%
Emerging Markets ex-China Fund	47.28%
Emerging Markets Fund	26.26%
Global Equity Impact Fund	10.69%
Global Infrastructure Fund	100.00%
International Small Cap Fund	12.14%
Realty Income & Growth Fund	0.06%
For the taxable year ended October 31, 2024, the following percentage of income dividends paid by the Funds qualify for the dividends received deduction available to corporate shareholders:
Fund	Dividends Received Deduction
Dynamic Dividend Fund	22.36%
Emerging Markets ex-China Fund	1.34%
Emerging Markets Fund	0.88%
Global Equity Impact Fund	10.69%
Global Infrastructure Fund	35.33%
Realty Income & Growth Fund	0.06%
The Funds intend to elect to pass through to their shareholders the credit for taxes paid in foreign countries during its fiscal year ended October 31, 2024. In accordance with the current tax laws, the foreign income and foreign tax per share (for a share outstanding as of October 31, 2024) were as follows:
Fund	Foreign Tax
China A Share Equity Fund	$0.0525
EM SMA Completion Fund	$0.0292
Emerging Markets ex-China Fund	$0.0284
Emerging Markets Fund	$0.1425
Global Infrastructure Fund	$0.0574
International Small Cap Fund	$0.0683
During the year ended October 31, 2024, the following Funds reported dividends as long-term capital gains:
Fund	Amount
Global Infrastructure Fund	$388,583
Realty Income & Growth Fund	$765,933

104	2024 Annual Report

Changes in and Disagreement with Accountants for Open-End Management Investment Companies

Not applicable.
2024 Annual Report	105

Proxy Disclosures for Open-End Management Investment Companies

Not applicable.
106	2024 Annual Report

Remuneration Paid to Trustees, Officers, and Others of Open-End Management Investment Companies

Remuneration paid to trustees, officers and others is included in the Statement of Operations under the line items “Trustee Fees” and “Investment Advisory Fees” as part of the financial statements filed under Item 7 of this Form N-CSR.
2024 Annual Report	107

Board of Trustees' Consideration of Investment Advisory and Sub-Advisory Agreements (Unaudited)

At a regularly scheduled quarterly meeting (the “Quarterly Meeting”) of the Board of Trustees (the “Board” or the “Trustees”) of the abrdn Funds (the “Trust”) held on June 11, 2024, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Trust’s advisory agreements (the “Advisory Agreement”) with abrdn Inc. (the “Adviser”) and the applicable sub-advisory agreement (the “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) by and among: (i) the Trust, the Adviser and abrdn Asia Limited (“AAL”) and (ii) the Trust, the Adviser and abrdn Investments Limited (“aIL”) (AAL and aIL, each a “Sub-Adviser,” and collectively, the “Sub-Advisers” and together with the Adviser, the “Advisers” or “abrdn”) for each of the following series of the Trust: abrdn China A Share Equity Fund, abrdn Dynamic Dividend Fund, abrdn EM SMA Completion Fund, abrdn Emerging Markets Dividend Fund, abrdn Emerging Markets ex-China Fund, abrdn Emerging Markets Fund, abrdn Focused U.S. Small Cap Equity Fund, abrdn Global Equity Impact Fund, abrdn Global Infrastructure Fund, abrdn International Small Cap Fund, abrdn Realty Income & Growth Fund, abrdn U.S. Small Cap Equity Fund and abrdn U.S. Sustainable Leaders Fund (each a “Fund,” and collectively the “Funds”). In connection with their consideration of whether to approve the continuation of the Agreements, the Board members received and reviewed a variety of information provided by the Advisers relating to the Funds, the Agreements and the Advisers, including information regarding the nature, extent and quality of services provided by the Advisers under respective Agreements, comparative investment performance, fee and expense information of peer groups of funds for respective Funds (each a “Peer Group,” and collectively the “Peer Groups”) selected by Institutional Shareholder Services Inc. (“ISS”), an independent third-party provider of investment company data and other performance information for relevant benchmark indices (collectively, the “15(c) Materials”). In addition, the Independent Trustees held a separate telephonic meeting in advance of the Quarterly Meeting (the “Review Meeting”) to review the materials provided and the relevant legal considerations, and met in executive session outside the presence of Fund management at the Review Meeting and Quarterly Meeting with their independent legal counsel to discuss the Agreements. The Independent Trustees also, together with the independent board members of other registered investment companies advised by the Advisers and their affiliates (collectively, the “abrdn Funds complex”), met in advance of the Quarterly Meeting with the Chief Investment Officer (the “CIO”) of abrdn plc, the ultimate parent of the Advisers. During their meeting with the CIO, the Independent Trustees received information on, and responses to their questions concerning, among other items, abrdn plc’s and the Advisers’ investment decision-making framework, monitoring of investment theses and responses to underperformance, key personnel and investment teams, and investment product development at abrdn plc, including with respect to the abrdn Funds complex. In addition to the 15(c) Materials, the Board received and reviewed materials in advance of each regular quarterly meeting that contained information about the Funds and their investment performance and information relating to the services provided by the Advisers.
The 15(c) Materials provided to the Board generally included, among other items: (i) information on the investment performance of the Funds and the performance of the Funds’ respective Peer Groups and the Funds’ performance benchmarks; (ii) information on the Funds’ advisory fees and other expenses, including information comparing each Fund’s expenses to those of the respective Peer Group and information about any applicable expense limitations and fee “breakpoints”; (iii) information about the profitability of the Agreements to the Advisers; (iv) a report prepared by the Advisers in response to a request submitted by the Independent Trustees’ independent legal counsel on behalf of such Trustees; and (v) a memorandum from the Independent Trustees’ independent legal counsel on the responsibilities of the Board in considering for approval the investment advisory and investment sub-advisory arrangements under the 1940 Act and Delaware law.
In addition, the Board, including the Independent Trustees, also considered information that the Advisers had provided concerning: (i) the Advisers’ investment personnel and operations; (ii) the Advisers’ financial stability and financial condition; (iii) the resources devoted by the Advisers to the Fund; (iv) each Fund’s investment objective and strategies and the Advisers’ record of compliance with the Funds’ investment policies and restrictions; (v) the Advisers’ and their affiliates’ compliance program; (vi) arrangements relating to the distribution of the Funds’ shares and the related costs; (vii) possible conflicts of interest; and (viii) the allocation of the Funds’ brokerage, if any, including, if applicable, allocations to brokers affiliated with the Advisers and the use, if any, of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services. The Board also considered the nature, extent and quality of the services provided to the Funds by the Adviser's affiliates. Throughout the process, including at the meeting with the CCO, the Review Meeting and the Quarterly Meeting, the Trustees were afforded and availed themselves of the opportunity to ask questions of and request additional information from the Advisers.
The Independent Trustees were advised by separate independent legal counsel throughout the process and also consulted in executive sessions with their counsel regarding their consideration of the continuation of the Agreements. In considering whether to approve the continuation of the Agreements, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another and given different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the continuation of the Agreements included the factors listed below.
Investment performance of the Funds and the Advisers. The Trustees received and reviewed information that compared the Funds’ return over various periods of time to those of comparable unaffiliated investment companies and discussed this information and other related performance data with management. The Board received and considered information on performance compiled by ISS on each Fund’s total return as compared with the funds in the respective Fund’s Morningstar category (the “Morningstar Group”), and in comparison to the Fund’s performance benchmark. The Trustees also considered the performance of the Funds compared to the performance of comparable funds or accounts managed by abrdn Inc. and its affiliates to the extent available. In addition, the Trustees also reviewed data prepared by ISS that analyzed the performance of the Funds using a variety of performance metrics.
108	2024 Annual Report

Board of Trustees' Consideration of Investment Advisory and Sub-Advisory Agreements (Unaudited)
(continued)

The Trustees also considered, as applicable, the performance of the Funds since the Advisers commenced management of the Funds. The Trustees also considered the Advisers' and the Sub-Advisers’ performance generally, the performance of the fund family generally, the historical responsiveness of abrdn Inc. to Trustee concerns about performance, and the willingness of the Adviser and the Sub-Advisers to take steps intended to improve performance. The Board received additional information concerning those Funds that had changed their investment strategies during the year, and also received information from the Advisers providing additional discussion about the factors contributing to differences in performance for Funds that the Advisers considered performance outliers over the year. The Board concluded that the Funds’ overall performance, in conjunction with management’s explanation of the reasons for underperformance and the actions taken to improve performance, was acceptable.
The costs of the services provided and profits realized by the Advisers and their affiliates from their relationships with the Funds. The Trustees considered the fees charged to the Funds for advisory services as well as the total expense levels of the Funds. This information included comparisons (provided by ISS) of each Fund’s net management fee and total expense ratio to those of its expense Peer Group and information about the advisory fees charged by abrdn Inc. and/or its affiliates to any separately managed and other accounts with a similar strategy. In reviewing the ISS comparison of each Fund’s net management fee to that of its respective Peer Group, the Board noted that the fee for the Funds includes both advisory and administrative fees.The Trustees noted that for certain Funds, abrdn Inc. had contractually reduced its advisory fee during the previous year. In evaluating the Funds’ advisory fees, the Trustees considered the demands, complexity and quality of the investment management of the Funds. In considering the fees charged by abrdn Inc. and/or its affiliates to any comparable accounts, the Trustees also considered, among other things, management’s discussion of the different investment restrictions, objectives or policies that may be involved in managing accounts of different types.
The Trustees also noted that the sub-advisory fees, as applicable, for the Funds would not be paid by the Funds, but would be paid by the Adviser out of its advisory fee. The Board also considered that the Adviser had entered into or renewed expense limitation agreements with each of the Funds, pursuant to which the Adviser agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting each Fund’s total annual operating expenses for a period of time, and that for certain Funds, the Adviser had increased the amount of its reimbursements over the previous year to lower the total operating expenses of the respective Funds.
The Trustees also considered the compensation the Adviser and its affiliates received, directly and indirectly, from their relationships with the Funds. The Trustees reviewed information provided by management as to the profitability of the Adviser and its affiliates’ relationships with the Funds, including the engagement the Adviser and its affiliates to provide administrative and distribution services, respectively, to the Funds. The Trustees also considered information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered information about the expense levels of the Funds, the performance of the Funds, court cases regarding adviser profitability, and whether the adviser had implemented breakpoints and expense limitations with respect to the Funds. The Trustees also examined the profitability of abrdn Inc. and its affiliates on a Fund-by-Fund basis. The Board determined that the cost of services provided and profits realized by the Advisers were reasonable in light of the services provided by the Advisers to the Funds under the Advisory Agreements.
The nature, extent and quality of the services provided to the Funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by the Adviser and the Sub-Advisers, as applicable, to the Funds and the resources dedicated to the Funds by abrdn Inc. and its affiliates. The Trustees took into account the Advisers’ investment experience and considered, with respect to the Funds that had engaged a Sub-Adviser, the allocation of responsibilities between the Advisers. Board also considered the background and experience of the Advisers’ senior management personnel and the qualifications, background and responsibilities of the portfolio managers that are primarily responsible for the day-to-day portfolio management services for the Funds. The Board also considered the financial condition of the Advisers and the Advisers’ ability to provide quality services to each Fund. Management reported on, among other things, its business plans and organizational structures.  The Board reviewed information on the Advisers’ risk management processes. The Board also considered that it received information on a regular basis from the Trust’s Chief Compliance Officer regarding the Advisers’ compliance policies and procedures and considered the Advisers’ brokerage policies and practices. The Trustees also took into account the Advisers’ investment experience and considered information regarding the Advisers’ compliance with applicable laws and Securities and Exchange Commission and other regulatory inquiries or audits of the Funds and/or the Advisers. The Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services. In determining that the nature, extent and quality of the services provided to the Funds were adequate and appropriate, the Trustees also took into account their knowledge of management and the quality of the performance of management’s duties through Board meetings, discussion and reports during the preceding year.
The Independent Trustees also took into account their recent meetings, together with the independent board members of other registered investment companies in the abrdn Funds complex, with the chair of abrdn plc and abrdn plc’s interim Chief Executive Officer.  During those meetings, the abrdn plc representatives responded to questions from the Independent Trustees and affirmed abrdn’s long-term commitment to the investment business and the abrdn Funds complex in particular.
Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by the Advisers and the Sub-Advisers and whether those economies would be shared with the Funds through breakpoints in the investment advisory fees or other means, such as expense waivers or limitations. The Board noted management’s discussion of the Funds’ advisory fee structures. The Trustees noted that each of the Funds was subject to a contractual expense limitation agreement and considered that certain Funds had breakpoints in their
2024 Annual Report	109

Board of Trustees' Consideration of Investment Advisory and Sub-Advisory Agreements (Unaudited)
(concluded)

investment advisory fees that lowered the fee rate as a Fund’s assets grew. The Trustees also took note of the costs of the services provided and the profitability to the Adviser and its affiliates from their relationships with the Funds, as discussed above.
Other Factors. The Trustees also considered other factors, which included: (i) the nature, quality, cost and extent of administrative services performed by abrdn Inc. under the Advisory Agreement and under a separate agreement covering administrative services; (ii) whether the Funds have operated in accordance with their investment objectives as well as the Funds’ record of compliance with their investment restrictions, and the compliance programs of the Trust and the Advisers; (iii) the compliance-related resources the Adviser and its affiliates were providing to the Funds; (iv) the effect of any market and economic volatility on the performance, asset levels and expense ratios of the Funds; and (v) so-called “fallout benefits” to the Advisers and their affiliates, such as reputational and other indirect benefits. The Trustees considered any possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.
*  *  *
Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that renewal of the Agreements would be in the best interest of each of the Funds and its shareholders. Accordingly, the Board, and the Independent Trustees, voting separately, approved the Agreements for an additional one-year period.
110	2024 Annual Report

abrdn Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103
abrdn.us
AOE-0140-AR

abrdn Funds
Fixed Income Series
Annual Financial Statements and Additional Information
October 31, 2024
abrdn High Income Opportunities Fund
Class A- BJBHX ■	Institutional Class - JHYIX■

abrdn Infrastructure Debt Fund
Class A- CUGAX ■	Institutional Class - AGCIX■	Institutional Service Class - CGFIX■

abrdn Intermediate Municipal Income Fund
Class A - NTFAX ■	Institutional Class - ABEIX■	Institutional Service Class - ABESX■

abrdn Short Duration High Yield Municipal Fund
Class A - AAHMX ■	Class C - ACHMX■	Institutional Class - AHYMX■

abrdn Ultra Short Municipal Income Fund
Class A - ATOAX ■	Class A1 - ATOBX■	Institutional Class - ATOIX■

Financial Statements and Financial Highlights for Open-End Management Investment Companies (Item 7):
Statements of Investments	Page 1
abrdn High Income Opportunities Fund	Page 1
abrdn Infrastructure Debt Fund	Page 8
abrdn Intermediate Municipal Income Fund	Page 10
abrdn Short Duration High Yield Municipal Fund	Page 13
abrdn Ultra Short Municipal Income Fund	Page 16
Financial Statements	Page 19
Notes to Financial Statements	Page 40
Report of Independent Registered Public Accounting Firm	Page 61
Changes in and Disagreement with Accountants for Open-End Management Investment Companies (Item 8)	Page 62
Proxy Disclosures for Open-End Management Investment Companies (Item 9)	Page 63
Remuneration paid to Trustees, Officers and Others of Open-End Management Investment Companies (Item 10)	Page 64
Board Approval of the Investment Advisory and Sub-Advisory Agreements (Item 11)	Page 65

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other fund information, please call 866-667-9231 to request a prospectus, or download a prospectus at https://www.abrdn.com/us/literature. Please read it carefully before investing any money.
Investing in mutual funds involves risk, including possible loss of principal.
abrdn Funds is distributed by Aberdeen Fund Distributors LLC, Member FINRA, 1900 Market Street, Suite 200, Philadelphia, PA 19103.
abrdn Inc. has been registered as an investment adviser under the Investment Advisers Act of 1940 since August 23, 1995.
The complete schedule of portfolio holdings for each fund of abrdn Funds (each a “Fund” and collectively, the “Funds”) is included in the Funds’ semi-annual and annual reports to shareholders. abrdn Funds also files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-PORT. The Funds’ Form N-PORT filings are available on the Commission’s website at http://www.sec.gov and the Funds make the information on the exhibit to Form N-PORT available to shareholders upon request without charge by calling 1-866-667-9231.
Statement Regarding Availability of Proxy Voting Record.
Information regarding the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-667-9231. The information is also included in the Funds’ Statement of Additional Information, which is available on the Funds’ website at https://www.abrdn.com/us/literature and on the Commission’s website at www.sec.gov.
Information relating to how each Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available by August 30 of the relevant year: (i) upon request and without charge by calling 1-866-667-9231; and (ii) on the Commission’s website at www.sec.gov.

Financial Statements and Financial Highlights for Open-End Management Investment Companies
Statement of Investments
October 31, 2024 abrdn High Income Opportunities Fund

	Shares or Principal Amount		Value
BANK LOANS—2.9%
Masorange Holdco Ltd., 2024 USD Term Loan B4(a)		997,494	$ 996,247
CD&R Firefly Bidco Ltd., 2024 GBP Term Loan B5(a)		650,000	838,495
Albion Financing 3 SARL, 2024 USD Term Loan B(a)		498,750	499,997
Total Bank Loans			2,334,739
CORPORATE BONDS—91.6%
AUSTRIA—0.3%
Holding Companies-Diversified Operations—0.3%
Benteler International AG, 9.38%, 05/15/2028(b)	EUR	200,000	224,976
BRAZIL—1.2%
Chemicals—0.4%
Braskem Netherlands Finance BV, 8.00%, 10/15/2034(b)		$314,000	313,215
Food Products—0.5%
Minerva Luxembourg SA, 8.88%, 09/13/2033(b)		400,000	420,016
Oil & Gas Services—0.3%
Guara Norte SARL, 5.20%, 06/15/2034(b)(c)		240,992	228,342
Total Brazil			961,573
CANADA—2.7%
Diversified Telecommunication Services—0.2%
Rogers Communications, Inc., (fixed rate to 03/15/2027, variable rate thereafter), VRN, 5.25%, 03/15/2082(b)		224,000	219,261
Oil & Gas—0.6%
Saturn Oil & Gas, Inc., 9.63%, 06/15/2029(b)(c)		473,000	467,104
Oil & Gas Services—1.5%
Enerflex Ltd., 9.00%, 10/15/2027(b)		1,162,000	1,206,216
Retail—0.4%
1011778 BC ULC/New Red Finance, Inc., 5.63%, 09/15/2029(b)		335,000	334,154
Total Canada			2,226,735
CAYMAN ISLANDS—0.9%
Diversified Financial Services—0.9%
Azorra Finance Ltd., 7.75%, 04/15/2030(b)		738,000	729,215
CHILE—0.3%
Airlines—0.3%
Latam Airlines Group SA, 7.88%, 04/15/2030(b)		260,000	260,325
	Shares or Principal Amount		Value

CHINA—0.1%
Real Estate—0.1%
Country Garden Holdings Co. Ltd., 3.13%, 10/22/2025(b)(d)		$200,000	$ 18,772
Kaisa Group Holdings Ltd.
9.75%, 09/28/2023(b)(d)		230,000	10,925
9.38%, 06/30/2024(b)(d)		495,000	23,512
Zhenro Properties Group Ltd.
7.88%, 04/14/2024(b)(d)(e)		200,000	2,000
7.10%, 09/10/2024(b)(d)(e)		429,000	3,488
			58,697
COLOMBIA—0.9%
Oil, Gas & Consumable Fuels—0.9%
Ecopetrol SA
6.88%, 04/29/2030		307,000	299,113
8.38%, 01/19/2036		413,000	403,647
			702,760
FRANCE—3.6%
Diversified Telecommunication Services—0.5%
Iliad Holding SASU, 8.50%, 04/15/2031(b)		400,000	426,109
Entertainment—0.7%
Banijay Entertainment SAS, 8.13%, 05/01/2029(b)		552,000	572,357
Healthcare Providers & Services—0.9%
CAB SELAS, 3.38%, 02/01/2028(b)	EUR	400,000	403,603
Cerba Healthcare SACA, 3.50%, 05/31/2028(b)		387,000	351,262
			754,865
Machinery-Diversified—0.5%
Nova Alexandre III SAS, FRN, 8.43%, 07/15/2029(a)(b)		353,000	376,296
Retail—1.0%
Afflelou SAS, 6.00%, 07/25/2029(b)		160,000	177,486
Bertrand Franchise Finance SAS, FRN, 6.96%, 07/18/2030(a)(b)		188,000	205,436
Mobilux Finance SAS, 4.25%, 07/15/2028(b)		400,000	421,655
			804,577
Total France			2,934,204
GERMANY—2.6%
Apparel—0.6%
CT Investment GmbH, 6.38%, 04/15/2030(b)		200,000	224,294
PrestigeBidCo GmbH, FRN, 6.93%, 07/01/2029(a)(b)		234,000	257,505
			481,799
Building Materials—0.7%
HT Troplast GmbH, 9.38%, 07/15/2028(b)		476,000	535,011

See accompanying Notes to Financial Statements.
2024 Annual Report	1

Statement of Investments  (continued)
October 31, 2024 abrdn High Income Opportunities Fund

	Shares or Principal Amount		Value
CORPORATE BONDS (continued)
GERMANY (continued)
Chemicals—0.2%
ASK Chemicals Deutschland Holding GmbH, 10.00%, 11/15/2029(b)	EUR	176,000	$ 193,598
Commercial Banks—0.5%
Deutsche Bank AG, (fixed rate to 04/30/2026, variable rate thereafter), VRN, 7.13%, 04/30/2026(b)(f)	GBP	300,000	378,448
Lodging—0.2%
Motel One GmbH/Muenchen, 7.75%, 04/02/2031(b)	EUR	175,000	202,039
Machinery-Diversified—0.4%
TK Elevator Midco GmbH, 4.38%, 07/15/2027(b)		276,000	298,153
Total Germany			2,089,048
HONG KONG—0.8%
Lodging—0.8%
Melco Resorts Finance Ltd.
5.75%, 07/21/2028(b)		$534,000	509,516
5.38%, 12/04/2029(b)		200,000	182,709
			692,225
IRELAND—0.7%
Commercial Services & Supplies—0.7%
Cimpress PLC, 7.38%, 09/15/2032(b)		604,000	594,634
ISRAEL—2.6%
Pharmaceutical—2.6%
Teva Pharmaceutical Finance Netherlands III BV
3.15%, 10/01/2026		456,000	434,701
4.75%, 05/09/2027		355,000	344,891
7.88%, 09/15/2029		619,000	667,832
8.13%, 09/15/2031		591,000	660,990
			2,108,414
ITALY—1.2%
Diversified Telecommunication Services—1.0%
Optics Bidco SpA, Series 2033, 6.38%, 11/15/2033(b)		342,000	344,644
Telecom Italia Capital SA
6.38%, 11/15/2033		258,000	260,736
7.20%, 07/18/2036		200,000	202,802
			808,182
Pharmaceutical—0.2%
Rossini SARL, 6.75%, 12/31/2029(b)	EUR	140,000	160,079
Total Italy			968,261
JERSEY—0.5%
Auto Manufacturers—0.5%
Aston Martin Capital Holdings Ltd., 10.00%, 03/31/2029(b)		$385,000	374,019
	Shares or Principal Amount		Value

LUXEMBOURG—2.5%
Biotechnology—0.4%
Cidron Aida Finco SARL, 6.25%, 04/01/2028(b)	GBP	253,000	$ 314,389
Chemicals—1.0%
INEOS Finance PLC, 7.50%, 04/15/2029(b)		$440,000	453,947
Monitchem HoldCo 3 SA, 8.75%, 05/01/2028(b)	EUR	330,000	363,592
			817,539
Commercial Services & Supplies—0.7%
Albion Financing 2 SARL, 8.75%, 04/15/2027(b)		$519,000	531,786
Energy-Alternate Sources—0.4%
Cullinan Holdco SCSp, 4.63%, 10/15/2026(b)	EUR	362,000	345,826
Entertainment—0.0%
LHMC Finco 2 SARL, 7.250% Cash or 8.000% PIK, 10/02/2025(b)(g)		7,358	8,005
Machinery-Diversified—0.0%
Galapagos SA, 5.38%, 06/15/2021(b)(d)(e)(h)		60,500	–
Total Luxembourg			2,017,545
MEXICO—3.3%
Building Materials—0.4%
Cemex SAB de CV, (fixed rate to 03/14/2028, variable rate thereafter), VRN, 9.13%, 03/14/2028(b)(f)		$297,000	316,185
Chemicals—0.2%
Braskem Idesa SAPI, 6.99%, 02/20/2032(b)		200,000	148,530
Oil, Gas & Consumable Fuels—2.7%
Petroleos Mexicanos
3.75%, 11/16/2025(b)	GBP	1,192,000	1,477,973
5.35%, 02/12/2028		$784,000	730,210
			2,208,183
Total Mexico			2,672,898
NETHERLANDS—3.5%
Commercial Banks—0.3%
Stichting AK Rabobank Certificaten, 6.50%, 12/29/2049(b)(f)(i)	EUR	239,500	292,755
Commercial Services & Supplies—0.5%
Boost Newco Borrower LLC/GTCR W Dutch Finance Sub BV, 8.50%, 01/15/2031(b)	GBP	279,000	388,054
Food Products—0.8%
Flora Food Management BV, 6.88%, 07/02/2029(b)	EUR	400,000	439,893
Sigma Holdco BV, 7.88%, 05/15/2026(b)		$200,000	198,073
			637,966
Media—1.4%
Sunrise FinCo I BV, 4.88%, 07/15/2031(b)		200,000	183,000
Sunrise HoldCo IV BV, 5.50%, 01/15/2028(b)		600,000	593,426
VZ Vendor Financing II BV, 2.88%, 01/15/2029(b)	EUR	185,000	184,543
Ziggo Bond Co. BV, 5.13%, 02/28/2030(b)		$200,000	180,974
			1,141,943

See accompanying Notes to Financial Statements.
2	2024 Annual Report

Statement of Investments  (continued)
October 31, 2024 abrdn High Income Opportunities Fund

	Shares or Principal Amount		Value
CORPORATE BONDS (continued)
NETHERLANDS (continued)
Semiconductors—0.5%
BE Semiconductor Industries NV, 4.50%, 07/15/2031(b)	EUR	363,000	$ 405,252
Total Netherlands			2,865,970
NIGERIA—0.6%
Engineering & Construction—0.6%
IHS Netherlands Holdco BV, 8.00%, 09/18/2027(b)		$533,000	532,473
SLOVENIA—0.2%
Media—0.2%
Summer BidCo BV, 10.000% Cash or 10.750% PIK, 02/15/2029(b)(g)	EUR	122,026	139,773
SPAIN—1.8%
Commercial Banks—0.7%
Banco Bilbao Vizcaya Argentaria SA, (fixed rate to 03/05/2025, variable rate thereafter), VRN, Series 9, 6.50%, 03/05/2025(f)		$600,000	600,130
Diversified Telecommunication Services—0.5%
Telefonica Europe BV, (fixed rate to 02/24/2028, variable rate thereafter), VRN, 2.88%, 02/24/2028(b)(f)	EUR	400,000	416,141
Pharmaceutical—0.6%
Grifols SA, 3.88%, 10/15/2028(b)		500,000	493,996
Total Spain			1,510,267
SWEDEN—0.7%
Commercial Services & Supplies—0.3%
Verisure Midholding AB, 5.25%, 02/15/2029(b)		275,000	298,569
Engineering & Construction—0.4%
Assemblin Caverion Group AB
6.25%, 07/01/2030(b)		120,000	134,406
FRN, 6.83%, 07/01/2031(a)(b)		153,000	166,133
			300,539
Total Sweden			599,108
SWITZERLAND—1.3%
Chemicals—1.3%
Consolidated Energy Finance SA
5.63%, 10/15/2028(b)		$811,000	660,908
12.00%, 02/15/2031(b)		380,000	370,613
			1,031,521
TURKEY—0.3%
Metals & Mining—0.3%
WE Soda Investments Holding PLC, 9.50%, 10/06/2028(b)		213,000	219,433
UNITED KINGDOM—7.0%
Building Materials—0.6%
Project Grand U.K. PLC, 9.00%, 06/01/2029(b)	EUR	402,000	453,017
	Shares or Principal Amount		Value

Chemicals—0.8%
INEOS Quattro Finance 2 PLC, 8.50%, 03/15/2029(b)	EUR	240,000	$ 277,376
Synthomer PLC, 7.38%, 05/02/2029(b)		301,000	340,902
			618,278
Commercial Services & Supplies—1.3%
Amber Finco PLC, 6.63%, 07/15/2029(b)		230,000	261,441
BCP V Modular Services Finance PLC, 6.75%, 11/30/2029(b)		400,000	377,449
Belron U.K. Finance PLC
4.63%, 10/15/2029(b)		130,000	143,343
5.75%, 10/15/2029(b)		$300,000	300,603
			1,082,836
Diversified Financial Services—0.7%
Jerrold Finco PLC, 7.88%, 04/15/2030(b)	GBP	406,000	537,181
Diversified Telecommunication Services—1.1%
Connect Finco SARL/Connect U.S. Finco LLC, 9.00%, 09/15/2029(b)		$991,000	941,300
Entertainment—1.0%
888 Acquisitions Ltd., 7.56%, 07/15/2027(b)	EUR	200,000	212,601
Pinewood Finco PLC, 6.00%, 03/27/2030(b)	GBP	494,000	639,298
			851,899
Food Products—0.7%
Bellis Acquisition Co. PLC, 8.13%, 05/14/2030(b)		300,000	382,240
Iceland Bondco PLC, 10.88%, 12/15/2027(b)		150,000	207,384
			589,624
Healthcare Products—0.3%
RAY Financing LLC, 6.50%, 07/15/2031(b)	EUR	214,000	241,519
Media—0.4%
Virgin Media Vendor Financing Notes III DAC, 4.88%, 07/15/2028(b)	GBP	244,000	293,389
Oil & Gas Services—0.1%
OEG Finance PLC, 7.25%, 09/27/2029(b)	EUR	105,000	117,069
Total United Kingdom			5,726,112
UNITED STATES—50.8%
Advertising—0.4%
Summer BC Bidco B LLC, 5.50%, 10/31/2026(b)		$321,000	316,362
Agriculture—0.5%
Darling Ingredients, Inc., 6.00%, 06/15/2030(b)		407,000	404,202
Auto Parts & Equipment—0.9%
Goodyear Tire & Rubber Co.
5.00%, 07/15/2029		460,000	416,482
5.25%, 07/15/2031		152,000	133,617
5.63%, 04/30/2033		183,000	158,262
			708,361
Building Materials—1.8%
Camelot Return Merger Sub, Inc., 8.75%, 08/01/2028(b)		322,000	323,485
Cornerstone Building Brands, Inc.
6.13%, 01/15/2029(b)		259,000	231,487

See accompanying Notes to Financial Statements.
2024 Annual Report	3

Statement of Investments  (continued)
October 31, 2024 abrdn High Income Opportunities Fund

	Shares or Principal Amount		Value
CORPORATE BONDS (continued)
UNITED STATES (continued)
9.50%, 08/15/2029(b)		$115,000	$ 118,388
Miter Brands Acquisition Holdco, Inc./MIWD Borrower LLC, 6.75%, 04/01/2032(b)		310,000	315,347
New Enterprise Stone & Lime Co., Inc., 5.25%, 07/15/2028(b)		503,000	486,735
			1,475,442
Coal—0.8%
SunCoke Energy, Inc., 4.88%, 06/30/2029(b)		728,000	657,361
Commercial Services & Supplies—2.6%
Dcli Bidco LLC, 7.75%, 11/15/2029(b)		579,000	588,786
Neptune Bidco U.S., Inc., 9.29%, 04/15/2029(b)		884,000	826,123
Sabre GLBL, Inc.
8.63%, 06/01/2027(b)		410,000	395,757
11.25%, 12/15/2027(b)		259,000	266,828
			2,077,494
Computers & Peripherals—0.1%
NCR Atleos Corp., 9.50%, 04/01/2029(b)		99,000	108,960
Cosmetics/Personal Care—0.1%
Perrigo Finance Unlimited Co., 5.38%, 09/30/2032	EUR	100,000	110,951
Diversified Telecommunication Services—1.6%
Frontier Communications Holdings LLC
6.00%, 01/15/2030(b)		$416,000	407,103
8.63%, 03/15/2031(b)		459,000	491,961
U.S. Cellular Corp., 6.70%, 12/15/2033		397,000	428,265
			1,327,329
Electric Utilities—1.9%
NRG Energy, Inc.
6.00%, 02/01/2033(b)		193,000	191,932
7.00%, 03/15/2033(b)		403,000	437,300
6.25%, 11/01/2034(b)		369,000	368,612
PG&E Corp., (fixed rate to 12/15/2029, variable rate thereafter), VRN, 7.38%, 03/15/2055		241,000	248,933
Talen Energy Supply LLC, 8.63%, 06/01/2030(b)		303,000	326,855
			1,573,632
Electrical Components & Equipment—0.8%
EnerSys, 6.63%, 01/15/2032(b)		631,000	648,052
Energy Equipment & Services—3.0%
Hess Midstream Operations LP, 4.25%, 02/15/2030(b)		280,000	261,450
ITT Holdings LLC, 6.50%, 08/01/2029(b)		793,000	732,806
Venture Global Calcasieu Pass LLC, 4.13%, 08/15/2031(b)		452,000	411,969
Venture Global LNG, Inc., 9.88%, 02/01/2032(b)		957,000	1,044,591
			2,450,816
Entertainment—3.9%
Affinity Interactive, 6.88%, 12/15/2027(b)		1,631,000	1,335,635
	Shares or Principal Amount	Value

CCM Merger, Inc., 6.38%, 05/01/2026(b)	$843,000	$ 840,282
Warnermedia Holdings, Inc., 4.28%, 03/15/2032	1,138,000	997,267
		3,173,184
Food Products—1.8%
Fiesta Purchaser, Inc.
7.88%, 03/01/2031(b)	603,000	632,371
9.63%, 09/15/2032(b)	227,000	237,272
U.S. Foods, Inc., 5.75%, 04/15/2033(b)	627,000	617,458
		1,487,101
Healthcare Providers & Services—1.3%
CHS/Community Health Systems, Inc.
8.00%, 12/15/2027(b)	168,000	167,725
5.25%, 05/15/2030(b)	415,000	362,184
10.88%, 01/15/2032(b)	487,000	521,925
		1,051,834
Home Builders—0.7%
Adams Homes, Inc., 9.25%, 10/15/2028(b)	522,000	546,131
Home Furnishings—1.0%
Tempur Sealy International, Inc., 3.88%, 10/15/2031(b)	908,000	789,837
Housewares—0.5%
CD&R Smokey Buyer, Inc./Radio Systems Corp., 9.50%, 10/15/2029(b)	406,000	411,246
Insurance—0.5%
Panther Escrow Issuer LLC, 7.13%, 06/01/2031(b)	392,000	401,361
Internet—1.0%
Cogent Communications Group, Inc./Cogent Communications Finance, Inc., 7.00%, 06/15/2027(b)	795,000	799,443
Iron/Steel—0.9%
Cleveland-Cliffs, Inc.
7.00%, 03/15/2032(b)	609,000	609,689
7.38%, 05/01/2033(b)	118,000	118,873
		728,562
Leisure Time—2.3%
Acushnet Co., 7.38%, 10/15/2028(b)	383,000	399,385
Carnival Corp., 7.63%, 03/01/2026(b)	158,000	159,105
MajorDrive Holdings IV LLC, 6.38%, 06/01/2029(b)	891,000	854,323
Royal Caribbean Cruises Ltd.
5.63%, 09/30/2031(b)	91,000	90,628
6.00%, 02/01/2033(b)	319,000	320,959
		1,824,400
Lodging—0.7%
Genting New York LLC/GENNY Capital, Inc., 7.25%, 10/01/2029(b)	592,000	600,865
Machinery-Diversified—0.5%
Chart Industries, Inc., 7.50%, 01/01/2030(b)	392,000	407,712
Media—4.7%
CCO Holdings LLC/CCO Holdings Capital Corp.
4.25%, 02/01/2031(b)	1,218,000	1,056,965

See accompanying Notes to Financial Statements.
4	2024 Annual Report

Statement of Investments  (continued)
October 31, 2024 abrdn High Income Opportunities Fund

	Shares or Principal Amount		Value
CORPORATE BONDS (continued)
UNITED STATES (continued)
4.75%, 02/01/2032(b)		$708,000	$ 612,102
4.25%, 01/15/2034(b)		196,000	156,586
CSC Holdings LLC
11.75%, 01/31/2029(b)		262,000	255,591
6.50%, 02/01/2029(b)		303,000	256,129
5.75%, 01/15/2030(b)		265,000	139,590
4.13%, 12/01/2030(b)		277,000	204,462
Univision Communications, Inc.
8.00%, 08/15/2028(b)		488,000	495,929
7.38%, 06/30/2030(b)		238,000	228,492
8.50%, 07/31/2031(b)		459,000	451,169
			3,857,015
Oil & Gas—2.8%
Aethon United BR LP/Aethon United Finance Corp., 7.50%, 10/01/2029(b)		588,000	592,077
Hilcorp Energy I LP/Hilcorp Finance Co., 6.88%, 05/15/2034(b)		513,000	491,052
Moss Creek Resources Holdings, Inc., 8.25%, 09/01/2031(b)		482,000	472,262
Nabors Industries, Inc., 8.88%, 08/15/2031(b)		601,000	568,200
Permian Resources Operating LLC, 6.25%, 02/01/2033(b)		158,000	156,861
			2,280,452
Oil, Gas & Consumable Fuels—0.9%
Permian Resources Operating LLC, 5.88%, 07/01/2029(b)		335,000	330,245
Vital Energy, Inc., 9.75%, 10/15/2030		388,000	409,382
			739,627
Packaging & Containers—1.6%
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC
6.00%, 06/15/2027(b)		220,000	219,377
3.00%, 09/01/2029(b)	EUR	200,000	189,031
Berry Global, Inc., 5.63%, 07/15/2027(b)		$161,000	160,729
Graphic Packaging International LLC, 6.38%, 07/15/2032(b)		752,000	758,713
			1,327,850
Paper & Forest Products—0.8%
Glatfelter Corp., 7.25%, 11/15/2031(b)		630,000	624,645
Pharmaceutical—2.5%
Bausch Health Cos., Inc.
5.00%, 01/30/2028(b)		183,000	117,120
4.88%, 06/01/2028(b)		406,000	313,720
5.00%, 02/15/2029(b)		208,000	119,600
Organon & Co./Organon Foreign Debt Co-Issuer BV
5.13%, 04/30/2031(b)		222,000	202,466
6.75%, 05/15/2034(b)		606,000	607,150
7.88%, 05/15/2034(b)		213,000	219,868
Perrigo Finance Unlimited Co., 4.90%, 06/15/2030(i)		499,000	472,425
			2,052,349
	Shares or Principal Amount		Value

Pipelines—2.9%
Delek Logistics Partners LP/Delek Logistics Finance Corp., 8.63%, 03/15/2029(b)		$953,000	$ 977,817
Energy Transfer LP, (fixed rate to 11/15/2026, variable rate thereafter), VRN, Series H, 6.50%, 11/15/2026(f)		210,000	209,338
Hess Midstream Operations LP, 6.50%, 06/01/2029(b)		442,000	449,335
Venture Global LNG, Inc.
(fixed rate to 09/30/2029, variable rate thereafter), VRN, 9.00%, 09/30/2029(b)(f)		477,000	476,964
7.00%, 01/15/2030(b)		207,000	208,278
			2,321,732
Real Estate Investment Trust (REIT) Funds—0.3%
Uniti Group LP/Uniti Group Finance 2019, Inc./CSL Capital LLC, 10.50%, 02/15/2028(b)		259,000	275,879
Retail—2.5%
Academy Ltd., 6.00%, 11/15/2027(b)		275,000	273,572
Macy's Retail Holdings LLC, 5.88%, 03/15/2030(b)		333,000	322,061
Staples, Inc., 10.75%, 09/01/2029(b)		714,000	690,426
Walgreens Boots Alliance, Inc.
3.45%, 06/01/2026		347,000	333,794
8.13%, 08/15/2029		387,000	384,648
			2,004,501
Software—2.2%
Cloud Software Group, Inc.
9.00%, 09/30/2029(b)		329,000	328,970
8.25%, 06/30/2032(b)		686,000	705,104
Consensus Cloud Solutions, Inc., 6.00%, 10/15/2026(b)		215,000	212,654
Helios Software Holdings, Inc./ION Corporate Solutions Finance SARL, 7.88%, 05/01/2029(b)	EUR	507,000	557,969
			1,804,697
Total United States			41,369,385
ZAMBIA—1.2%
Metals & Mining—1.2%
First Quantum Minerals Ltd., 6.88%, 10/15/2027(b)		$950,000	943,617
Total Corporate Bonds			74,553,188
EXCHANGE-TRADED FUNDS—0.7%
iShares iBoxx $ High Yield Corporate Bond ETF		7,400	585,636
Total Exchange-Traded Funds			585,636
GOVERNMENT BONDS—0.9%
COLOMBIA—0.9%
Colombia Government International Bonds, 8.38%, 11/07/2054		773,000	751,901
Total Government Bonds			751,901

See accompanying Notes to Financial Statements.
2024 Annual Report	5

Statement of Investments  (continued)
October 31, 2024 abrdn High Income Opportunities Fund

Shares or Principal Amount		Value
SHORT-TERM INVESTMENT—6.2%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 4.82%(j)	5,056,903	$ 5,056,903
Total Short-Term Investment		5,056,903
Total Investments (Cost $84,198,943)(k)—102.3%		83,282,367
Liabilities in Excess of Other Assets—(2.3%)		(1,841,304)
Net Assets—100.0%		$81,441,063
Amounts listed as “–” are $0 or round to $0.
(a)	Variable or Floating Rate security. Rate disclosed is as of October 31, 2024.
(b)	Denotes a security issued under Regulation S or Rule 144A.
(c)	Sinkable security.
(d)	Security is in default.
(e)	The Fund’s adviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. Illiquid securities held by the Fund represent 0.0% of net assets as of October 31, 2024.
(f)	Perpetual maturity. Maturity date presented represents the next call date.
(g)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(h)	Level 3 security. See Note 2(a) of the accompanying Notes to Financial Statements.
(i)	Step bond. Rate disclosed is as of October 31, 2024.
(j)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of October 31, 2024.
(k)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

ETF	Exchange-Traded Fund
EUR	Euro Currency
FRN	Floating Rate Note
GBP	British Pound Sterling
PIK	Payment-In-Kind
PLC	Public Limited Company
REIT	Real Estate Investment Trust
USD	U.S. Dollar
VRN	Variable Rate Note

As of October 31, 2024, the Fund held the following forward foreign currency contracts:

Purchase Contracts Settlement Date	Counterparty	Currency Purchased	Amount Purchased	Currency Sold	Amount Sold	Fair Value	Unrealized Appreciation/ (Depreciation)
British Pound/United States Dollar
01/13/2025	Barclays Bank PLC	GBP	466,079	USD	604,822	$600,881	$(3,941)
Euro/United States Dollar
01/13/2025	Barclays Bank PLC	EUR	181,824	USD	197,420	198,383	963
01/13/2025	UBS AG	EUR	173,650	USD	187,989	189,465	1,476
01/13/2025	UBS AG	EUR	95,911	USD	105,082	104,645	(437)
						$1,093,374	$(1,939)

Sale Contracts Settlement Date	Counterparty	Currency Purchased	Amount Purchased	Currency Sold	Amount Sold	Fair Value	Unrealized Appreciation/ (Depreciation)
United States Dollar/British Pound
01/13/2025	HSBC Bank PLC	USD	6,289,049	GBP	4,776,678	$6,158,209	$130,840
See accompanying Notes to Financial Statements.
6	2024 Annual Report

Statement of Investments  (concluded)
October 31, 2024 abrdn High Income Opportunities Fund

Sale Contracts Settlement Date	Counterparty	Currency Purchased	Amount Purchased	Currency Sold	Amount Sold	Fair Value	Unrealized Appreciation/ (Depreciation)
United States Dollar/Euro
01/13/2025	Citibank N.A.	USD	191,174	EUR	176,000	$192,029	$(855)
01/13/2025	Deutsche Bank AG	USD	11,230,559	EUR	10,136,679	11,059,844	170,715
01/13/2025	HSBC Bank PLC	USD	143,913	EUR	130,000	141,839	2,074
01/13/2025	Royal Bank of Canada	USD	335,290	EUR	305,418	333,233	2,057
						$17,885,154	$304,831
Unrealized appreciation on forward foreign currency exchange contracts							$308,125
Unrealized depreciation on forward foreign currency exchange contracts							$(5,233)

See accompanying Notes to Financial Statements.
2024 Annual Report	7

Statement of Investments
October 31, 2024 abrdn Infrastructure Debt Fund

	Principal Amount		Value
CORPORATE BONDS—54.7%
CANADA—3.1%
Electric Utilities—1.8%
TransAlta Corp., 7.75%, 11/15/2029		$423,000	$ 446,685
Oil & Gas Services—1.3%
Enerflex Ltd., 9.00%, 10/15/2027(a)		292,000	303,111
Total Canada			749,796
CAYMAN ISLANDS—0.9%
Diversified Financial Services—0.9%
Azorra Finance Ltd., 7.75%, 04/15/2030(a)		227,000	224,298
GEORGIA—1.2%
Transportation—1.2%
Georgian Railway JSC, 4.00%, 06/17/2028(a)		336,000	295,447
GUATEMALA—1.8%
Electric Utilities—1.8%
Investment Energy Resources Ltd., 6.25%, 04/26/2029(a)		451,000	435,217
MEXICO—2.5%
Building Materials—2.5%
Cemex SAB de CV, (fixed rate to 03/14/2028, variable rate thereafter), VRN, 9.13%, 03/14/2028(a)(b)		558,000	594,044
NETHERLANDS—2.1%
Media—2.1%
VZ Vendor Financing II BV, 2.88%, 01/15/2029(a)	EUR	515,000	513,730
PERU—1.2%
Electric Utilities—1.2%
Consorcio Transmantaro SA, 4.70%, 04/16/2034(a)(c)		$316,000	296,709
SPAIN—1.5%
Diversified Telecommunication Services—1.5%
Telefonica Europe BV, (fixed rate to 02/03/2030, variable rate thereafter), VRN, 6.14%, 02/03/2030(a)(b)	EUR	300,000	350,799
UNITED KINGDOM—2.6%
Diversified Telecommunication Services—2.6%
Connect Finco SARL/Connect U.S. Finco LLC, 9.00%, 09/15/2029(a)		$200,000	189,970
Vmed O2 U.K. Financing I PLC, 4.50%, 07/15/2031(a)	GBP	401,000	443,646
			633,616
UNITED STATES—37.8%
Building Materials—1.0%
Cornerstone Building Brands, Inc., 9.50%, 08/15/2029(a)		$235,000	241,923
Commercial Services & Supplies—0.8%
Dcli Bidco LLC, 7.75%, 11/15/2029(a)		180,000	183,042
	Principal Amount		Value

Diversified Financial Services—7.2%
Gabon Blue Bond Master Trust, Series 2, 6.10%, 08/01/2038(a)(c)		$1,000,000	$ 981,940
Low Income Investment Fund, Series 2019, 3.39%, 07/01/2026		800,000	773,286
			1,755,226
Diversified Telecommunication Services—2.2%
Frontier Communications Holdings LLC, 8.63%, 03/15/2031(a)		276,000	295,820
U.S. Cellular Corp., 6.70%, 12/15/2033		220,000	237,326
			533,146
Electric Utilities—7.0%
Clearway Energy Operating LLC, 3.75%, 01/15/2032(a)		551,000	488,266
NRG Energy, Inc., 7.00%, 03/15/2033(a)		123,000	133,469
Talen Energy Supply LLC, 8.63%, 06/01/2030(a)		409,000	441,200
Vistra Corp., (fixed rate to 12/15/2026, variable rate thereafter), VRN, 7.00%, 12/15/2026(a)(b)		635,000	640,364
			1,703,299
Electrical Components & Equipment—1.9%
EnerSys, 6.63%, 01/15/2032(a)		439,000	450,864
Energy Equipment & Services—2.2%
Venture Global LNG, Inc., 9.88%, 02/01/2032(a)		487,000	531,574
Engineering & Construction—2.9%
LBJ Infrastructure Group LLC, 3.80%, 12/31/2057(a)(c)		1,000,000	708,120
Healthcare Providers & Services—3.6%
Toledo Hospital, 6.02%, 11/15/2048		1,000,000	883,110
Internet—0.7%
Cogent Communications Group, Inc./Cogent Communications Finance, Inc., 7.00%, 06/15/2027(a)		180,000	181,006
Iron/Steel—0.2%
Cleveland-Cliffs, Inc., 7.38%, 05/01/2033(a)		37,000	37,274
Machinery-Diversified—1.8%
Chart Industries, Inc., 9.50%, 01/01/2031(a)		407,000	437,540
Media—3.4%
CCO Holdings LLC/CCO Holdings Capital Corp., 4.25%, 01/15/2034(a)		573,000	457,775
Univision Communications, Inc., 7.38%, 06/30/2030(a)		377,000	361,938
			819,713
Packaging & Containers—1.4%
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC, 3.00%, 09/01/2029(a)	EUR	358,000	338,366

See accompanying Notes to Financial Statements.
8	2024 Annual Report

Statement of Investments  (concluded)
October 31, 2024 abrdn Infrastructure Debt Fund

Principal Amount		Value
CORPORATE BONDS (continued)
UNITED STATES (continued)
Pipelines—1.5%
Delek Logistics Partners LP/Delek Logistics Finance Corp., 8.63%, 03/15/2029(a)	$343,000	$ 351,932
Total United States		9,156,135
Total Corporate Bonds		13,249,791
MUNICIPAL BONDS —44.7%
CALIFORNIA—10.4%
California Infrastructure & Economic Development Bank
4.41%, 10/01/2049	900,000	716,151
VRDN, Series A-4, 8.00%, 01/01/2050(a)(d)	390,000	401,895
California Statewide Communities Development Authority, (AGM), Series B, 7.14%, 08/15/2047	740,000	791,497
City & County of San Francisco Community Facilities District No., Series B, 6.33%, 09/01/2051	590,000	619,841
Total California		2,529,384
FLORIDA—0.9%
County of Miami-Dade Seaport Department, 6.22%, 11/01/2055	200,000	211,610
ILLINOIS—7.0%
City of Chicago, (AGM), Series B, 6.31%, 01/01/2044	800,000	837,988
Illinois Municipal Electric Agency, 7.29%, 02/01/2035	800,000	871,366
Total Illinois		1,709,354
MARYLAND—4.1%
Maryland Economic Development Corp.
5.94%, 05/31/2057	470,000	481,806
Series A-2, 7.13%, 06/01/2025	500,000	502,709
Total Maryland		984,515
MASSACHUSETTS—4.2%
Massachusetts Development Finance Agency, Series E, 8.50%, 10/01/2026	1,000,000	1,014,917
NEW HAMPSHIRE—2.2%
New Hampshire Business Finance Authority, 3.25%, 04/01/2028	750,000	528,244
Principal Amount		Value

NEW YORK—7.3%
Dutchess County Local Development Corp., Series B, 5.92%, 07/01/2039	$960,000	$ 952,078
New York Transportation Development Corp., Series B, 6.97%, 06/30/2051	800,000	810,559
Total New York		1,762,637
TEXAS—4.2%
Port of Beaumont Navigation District, Series B, 10.00%, 07/01/2026(a)	1,000,000	1,023,012
WISCONSIN—4.4%
County of Fond Du Lac
(BAM), 6.18%, 11/01/2042(a)	650,000	658,564
(BAM), 6.20%, 05/01/2054(a)	400,000	405,548
Total Wisconsin		1,064,112
Total Municipal Bonds		10,827,785
Total Investments (Cost $23,575,707)(e)—99.4%		24,077,576
Other Assets in Excess of Liabilities—0.6%		142,137
Net Assets—100.0%		$24,219,713

(a)	Denotes a security issued under Regulation S or Rule 144A.
(b)	Perpetual maturity. Maturity date presented represents the next call date.
(c)	Sinkable security.
(d)	Variable Rate Instrument. The rate shown is based on the latest available information as of October 31, 2024. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.
(e)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

AGM	Assured Guaranty Municipal Corp.
BAM	Build America Mutual Assurance Company
EUR	Euro Currency
GBP	British Pound Sterling
PLC	Public Limited Company
USD	U.S. Dollar
VRDN	Variable Rate Demand Note
VRN	Variable Rate Note

As of October 31, 2024, the Fund held the following forward foreign currency contracts:

Sale Contracts Settlement Date	Counterparty	Currency Purchased	Amount Purchased	Currency Sold	Amount Sold	Fair Value	Unrealized Appreciation/ (Depreciation)
United States Dollar/British Pound
01/13/2025	HSBC Bank PLC	USD	460,192	GBP	349,526	$450,612	$9,580
United States Dollar/Euro
01/13/2025	HSBC Bank PLC	USD	1,241,544	EUR	1,120,585	1,222,611	18,933
						$1,673,223	$28,513

See accompanying Notes to Financial Statements.
2024 Annual Report	9

Statement of Investments
October 31, 2024 abrdn Intermediate Municipal Income Fund

Shares or Principal Amount		Value
COMMERCIAL MORTGAGE-BACKED SECURITIES—0.5%
National Finance Authority Affordable Housing Certificates, Class A	250,000	$ 249,167
Total Commercial Mortgage-Backed Securities		249,167
MUNICIPAL BONDS —97.4%
ALABAMA—0.4%
Black Belt Energy Gas District, VRDN, Series D-1, 5.50%, 06/01/2049(a)	$145,000	154,661
ARIZONA—0.2%
Maricopa County Industrial Development Authority, Series B, 5.00%, 07/01/2049(b)	100,000	99,746
CALIFORNIA—6.7%
Burbank-Glendale-Pasadena Airport Authority Brick Campaign, (AGM), Series B, 4.38%, 07/01/2049	100,000	99,142
California Community Choice Financing Authority, VRDN, Series C, 5.25%, 01/01/2054(a)	1,000,000	1,073,664
California Infrastructure & Economic Development Bank, VRDN, Series A-4, 8.00%, 01/01/2050(a)(b)	580,000	597,689
California School Finance Authority, 5.50%, 08/01/2047(b)	100,000	104,873
M-S-R Energy Authority
Series A, 6.50%, 11/01/2039	500,000	636,832
Series B, 6.13%, 11/01/2029	405,000	429,581
Total California		2,941,781
CONNECTICUT—3.6%
Connecticut State Health & Educational Facilities Authority, Series F, 5.00%, 07/01/2027	1,135,000	1,145,840
State of Connecticut, Series B, 3.00%, 06/01/2040	500,000	438,009
Total Connecticut		1,583,849
FLORIDA—4.0%
Capital Projects Finance Authority, Series A-1, 5.00%, 11/01/2048	315,000	312,282
Capital Trust Authority
Series A, 6.00%, 06/15/2054(b)	120,000	125,356
Series A, 6.13%, 06/15/2060(b)	195,000	203,972
Florida Development Finance Corp.
(AGM), 5.00%, 07/01/2044	400,000	415,031
(AGM), 5.25%, 07/01/2053	200,000	208,169
Series A, 5.00%, 12/15/2039(b)	500,000	508,619
Total Florida		1,773,429
GEORGIA—1.2%
Main Street Natural Gas, Inc.
Series A, 5.00%, 05/15/2035	250,000	265,512
Series B, 5.00%, 06/01/2026	250,000	255,135
Total Georgia		520,647
Shares or Principal Amount		Value

ILLINOIS—0.5%
St. Clair County Community Unit School District No. 187 Cahokia
(AGM), Series A, 5.00%, 01/01/2049	$105,000	$ 109,624
(AGM), Series A, 5.00%, 01/01/2054	100,000	104,022
Total Illinois		213,646
INDIANA—4.4%
Indiana Finance Authority
Series A, 5.00%, 07/01/2049	215,000	218,296
Series A, 5.00%, 07/01/2054	165,000	167,530
Series A, 5.00%, 06/01/2053	450,000	459,094
Series A, 5.13%, 06/01/2058	1,050,000	1,073,063
Total Indiana		1,917,983
LOUISIANA—0.0%
Louisiana Public Facilities Authority, (Pre-refunded @ $100.000000, 05/15/2026), 3.00%, 05/15/2031	10,000	9,973
MARYLAND—0.8%
Maryland Economic Development Corp., Series A-1, 5.00%, 06/01/2026	345,000	350,002
MASSACHUSETTS—1.0%
Massachusetts Development Finance Agency
Series N, 5.25%, 10/01/2036	130,000	134,027
Series N, 5.25%, 10/01/2037	135,000	138,748
Series N, 5.25%, 10/01/2038	145,000	148,520
Total Massachusetts		421,295
MISSISSIPPI—5.7%
Mississippi Business Finance Corp.
VRDN, 4.40%, 12/01/2027(a)	700,000	700,000
VRDN, Series A, 4.39%, 11/01/2032(a)	1,825,000	1,825,000
Total Mississippi		2,525,000
NEW HAMPSHIRE—3.3%
New Hampshire Business Finance Authority
Series 2, 4.25%, 07/20/2041	709,810	694,383
Series A, 5.25%, 07/01/2048	250,000	264,036
New Hampshire Health & Education Facilities Authority Act
Series A, 5.00%, 08/01/2035	250,000	258,736
Series A, 5.00%, 08/01/2036	245,000	253,276
Total New Hampshire		1,470,431
NEW JERSEY—6.1%
New Jersey Transportation Trust Fund Authority, Series A, 5.00%, 12/15/2034	1,150,000	1,211,298
New Jersey Turnpike Authority, Series B, 4.13%, 01/01/2054	1,000,000	991,415
Newark Housing Authority, 4.00%, 01/01/2037	500,000	501,119
Total New Jersey		2,703,832
NEW YORK—14.8%
Build NYC Resource Corp.
5.25%, 07/01/2052	100,000	103,563
Series A, 4.75%, 06/15/2053	850,000	830,579
City of Elmira
5.00%, 07/01/2025(b)	85,000	85,685
5.00%, 07/01/2033(b)	625,000	644,556

See accompanying Notes to Financial Statements.
10	2024 Annual Report

Statement of Investments  (continued)
October 31, 2024 abrdn Intermediate Municipal Income Fund

Shares or Principal Amount		Value
MUNICIPAL BONDS (continued)
NEW YORK (continued)
Metropolitan Transportation Authority
(BAM), Series A, 4.00%, 11/15/2048	$220,000	$ 210,133
Series A-1, 5.00%, 11/15/2027	695,000	710,173
Series C-1, 5.00%, 11/15/2027	1,150,000	1,168,354
Nassau County Local Economic Assistance Corp., 5.00%, 07/01/2030	1,000,000	1,000,666
New York City Municipal Water Finance Authority, Series EE, 5.00%, 06/15/2037	295,000	306,884
New York State Dormitory Authority, (AGC), 5.50%, 10/01/2054	85,000	93,445
New York Transportation Development Corp.
AMT, 4.00%, 10/31/2034	250,000	241,849
Series A-P3, 5.25%, 01/01/2050	1,000,000	999,957
Suffolk Regional Off-Track Betting Co., 5.00%, 12/01/2034	100,000	103,293
Total New York		6,499,137
NORTH CAROLINA—0.6%
North Carolina Medical Care Commission
Series 2024B-1, 4.25%, 10/01/2028	30,000	30,191
Series A, 5.13%, 10/01/2054	210,000	216,347
Total North Carolina		246,538
OHIO—5.5%
Buckeye Tobacco Settlement Financing Authority, Series B-2, 5.00%, 06/01/2055	1,605,000	1,449,227
Ohio Higher Educational Facility Commission, Series B, 4.00%, 07/01/2046	1,085,000	979,513
Total Ohio		2,428,740
PENNSYLVANIA—2.1%
Pennsylvania Turnpike Commission Registration Fee Revenue, (AGM), Series A, 5.25%, 07/15/2029	850,000	934,741
PUERTO RICO—0.2%
Puerto Rico Electric Power Authority, (NPFG), Series V, 5.25%, 07/01/2026	100,000	99,067
SOUTH CAROLINA—2.6%
South Carolina Jobs-Economic Development Authority
5.50%, 11/15/2044	165,000	174,684
Series A, 5.00%, 12/01/2039(b)	1,000,000	972,394
Total South Carolina		1,147,078
TENNESSEE—4.0%
Knox County Health Educational & Housing Facility Board
5.00%, 09/01/2036	500,000	501,984
(BAM), Series A-1, 5.00%, 07/01/2064	105,000	108,348
Metropolitan Nashville Airport Authority, Series B, 5.00%, 07/01/2040	1,000,000	1,003,984
Shelby County Health & Educational Facilities Board, Series A1, 5.25%, 06/01/2056(b)	125,000	127,733
Total Tennessee		1,742,049
Shares or Principal Amount		Value

TEXAS—19.6%
Arlington Higher Education Finance Corp.
(PSF-GTD), 4.00%, 08/15/2050	$1,000,000	$ 961,663
Series A, 4.75%, 08/15/2044	500,000	486,487
Series A, 5.00%, 08/15/2049	135,000	134,466
VRDN, Series A, 4.88%, 06/15/2056(a)(b)	190,000	191,706
Clifton Higher Education Finance Corp.
(PSF-GTD), 4.00%, 08/15/2049	200,000	190,693
(PSF-GTD), Series A, 4.00%, 08/15/2044	190,000	183,200
(PSF-GTD), Series A, 4.13%, 08/15/2049	40,000	38,777
Series A, 6.25%, 06/15/2053(b)	600,000	609,028
(PSF-GTD), Series A, 4.25%, 08/15/2053	65,000	64,783
Series A, 6.00%, 06/15/2054(b)	50,000	50,023
Harris County Cultural Education Facilities Finance Corp., 4.00%, 12/01/2045	1,250,000	1,194,407
Harris County Health Facilities Development Corp., Prerefunded/Escrowed to Maturity, Series B, 5.75%, 07/01/2027	915,000	947,998
Harris County Industrial Development Corp., VRDN, 4.05%, 11/01/2050(a)	500,000	502,941
Matagorda County Navigation District No. 1, Series B-1, 4.00%, 06/01/2030	1,000,000	1,000,270
Port of Beaumont Navigation District
Series A, 5.00%, 01/01/2039(b)	200,000	205,750
Series A, 4.00%, 01/01/2050(b)	1,000,000	850,428
Tarrant County Cultural Education Facilities Finance Corp., Series A, 4.00%, 02/15/2036	1,000,000	991,992
Total Texas		8,604,612
UTAH—1.5%
City of Salt Lake City Airport Revenue, Series B, 5.00%, 07/01/2042	100,000	102,257
Utah Charter School Finance Authority, VRDN, Series A, 5.88%, 04/15/2048(a)(b)	570,000	566,388
Total Utah		668,645
WASHINGTON—0.5%
Skagit County Public Hospital District No. 1, 5.50%, 12/01/2054	225,000	237,988
WISCONSIN—8.1%
Public Finance Authority
5.00%, 06/15/2029	530,000	552,919
5.00%, 06/15/2034	425,000	437,270
6.25%, 02/01/2039(b)	655,000	676,735
5.00%, 02/01/2054	120,000	121,318
Series A, 5.00%, 12/15/2044(b)	55,000	55,481
Series A, 5.00%, 07/01/2038	1,000,000	1,018,769
Series A, 5.00%, 06/01/2044	130,000	133,017
Series A, 5.00%, 06/15/2044	190,000	191,963
Series A, 5.25%, 06/01/2054	85,000	87,125
Series A, 5.00%, 12/15/2054(b)	50,000	49,612
Wisconsin Health & Educational Facilities Authority, Series A, 5.00%, 04/01/2035	250,000	257,710
Total Wisconsin		3,581,919
Total Municipal Bonds		42,876,789

See accompanying Notes to Financial Statements.
2024 Annual Report	11

Statement of Investments  (concluded)
October 31, 2024 abrdn Intermediate Municipal Income Fund

Shares or Principal Amount		Value
SHORT-TERM INVESTMENT—0.7%
BlackRock Liquidity Funds MuniCash, Institutional shares	285,777	$ 285,806
Total Short-Term Investment		285,806
Total Investments (Cost $43,259,477)(c)—98.6%		43,411,762
Other Assets in Excess of Liabilities—1.4%		618,344
Net Assets—100.0%		$44,030,106

(a)	Variable Rate Instrument. The rate shown is based on the latest available information as of October 31, 2024. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.
(b)	Denotes a security issued under Regulation S or Rule 144A.
(c)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

AGC	Assured Guaranty Corp.
AGM	Assured Guaranty Municipal Corp.
AMT	Alternative Minimum Tax
BAM	Build America Mutual Assurance Company
PSF-GTD	Permanent School Fund Guarantee Program
VRDN	Variable Rate Demand Note

See accompanying Notes to Financial Statements.
12	2024 Annual Report

Statement of Investments
October 31, 2024 abrdn Short Duration High Yield Municipal Fund

Shares or Principal Amount		Value
COMMERCIAL MORTGAGE-BACKED SECURITIES—0.7%
National Finance Authority Affordable Housing Certificates, Class A	750,000	$ 747,501
Total Commercial Mortgage-Backed Securities		747,501
CORPORATE BONDS—0.3%
UNITED STATES—0.3%
Healthcare Providers & Services—0.3%
Sunland Medical Foundation (escrow), 12.00%, 01/01/2050(a)(b)(c)	$4,100,000	280,030
Total Corporate Bonds		280,030
MUNICIPAL BONDS —97.9%
ALABAMA—0.7%
Black Belt Energy Gas District
VRDN, Series A, 5.25%, 05/01/2055(d)	400,000	433,339
VRDN, Series D-1, 5.50%, 06/01/2049(d)	285,000	303,989
Total Alabama		737,328
ARIZONA—7.1%
Arizona Industrial Development Authority
Series A, 4.00%, 07/15/2028(e)	185,000	185,410
Series A, 4.00%, 07/15/2029(e)	200,000	200,131
Series A, 4.00%, 07/15/2030(e)	215,000	214,088
Series A, 4.00%, 07/15/2031(e)	215,000	212,834
Series A, 4.00%, 07/15/2032(e)	450,000	442,568
Series A, 4.00%, 07/15/2035(e)	255,000	244,820
Series A, 4.00%, 07/15/2036(e)	495,000	469,937
Series A, 4.00%, 07/15/2037(e)	270,000	253,729
Series A, 5.00%, 07/15/2040(e)	415,000	417,853
Series A, 4.00%, 07/15/2041(e)	135,000	122,243
Series C, 5.13%, 01/01/2034(b)(e)(f)	775,000	426,250
Series C, 5.13%, 01/01/2035(b)(e)(f)	815,000	448,250
Industrial Development Authority of the City of Phoenix, Series A, 5.00%, 07/01/2059	1,500,000	1,495,229
Maricopa County Industrial Development Authority
5.00%, 10/01/2026(e)	135,000	133,752
5.13%, 10/01/2030(e)	425,000	419,746
Series B, 5.00%, 07/01/2049(e)	635,000	633,387
Sierra Vista Industrial Development Authority, 5.00%, 06/15/2054(e)	800,000	792,626
Total Arizona		7,112,853
ARKANSAS—0.8%
City of Osceola, VRDN, 5.50%, 04/01/2036(d)	835,000	837,835
CALIFORNIA—9.1%
California Community Choice Financing Authority, VRDN, Series C, 5.25%, 01/01/2054(d)	1,000,000	1,073,664
California Infrastructure & Economic Development Bank, VRDN, Series A-4, 8.00%, 01/01/2050(d)(e)	1,935,000	1,994,015
California Municipal Finance Authority, Series A, 5.00%, 10/01/2026(e)	20,000	20,069
California Public Finance Authority, Series B-1, 3.13%, 05/15/2029(e)	3,075,000	3,011,310
Shares or Principal Amount		Value

California School Finance Authority, 5.50%, 08/01/2043(e)	$100,000	$ 105,823
Palomar Health, 5.00%, 11/01/2030	3,000,000	3,007,693
Total California		9,212,574
COLORADO—8.1%
Colorado Health Facilities Authority
Series B-1, 3.50%, 05/15/2030	6,950,000	6,526,997
Series B-2, 2.63%, 05/15/2029	1,705,000	1,617,824
Total Colorado		8,144,821
FLORIDA—8.7%
Capital Projects Finance Authority, Series A-1, 5.00%, 11/01/2048	685,000	679,090
Capital Trust Agency, Inc.
Series A, 3.00%, 12/15/2029(e)	360,000	336,573
Series A, 6.00%, 05/01/2043(e)	2,000,000	2,027,061
Series A-1, 4.50%, 01/01/2035(e)	300,000	300,389
Capital Trust Authority
Series A, 5.63%, 06/15/2044(e)	250,000	259,626
Series A, 6.00%, 06/15/2054(e)	210,000	219,373
Florida Development Finance Corp.
VRDN, 6.13%, 07/01/2032(d)(e)	500,000	512,382
(AGM), 5.00%, 07/01/2044	600,000	622,547
Series A, 4.00%, 12/15/2029(e)	795,000	792,181
Series A, 5.00%, 12/15/2039(e)	305,000	310,258
VRDN, Series A, 4.38%, 10/01/2054(d)(e)	500,000	499,945
Series A1, 5.00%, 06/01/2044(e)	250,000	254,179
Miami-Dade County Industrial Development Authority, 5.25%, 09/15/2044	1,950,000	1,924,903
Total Florida		8,738,507
IDAHO—0.5%
Idaho Housing & Finance Association, Series A, 4.00%, 12/01/2026(e)	500,000	494,748
ILLINOIS—2.6%
Cook County School District No. 144 Prairie Hills, (BAM), Series A, 4.00%, 12/01/2033	600,000	605,847
Illinois Finance Authority
5.00%, 12/01/2028	250,000	259,504
5.00%, 12/01/2029	315,000	326,330
St. Clair County Community Unit School District No. 187 Cahokia
(AGM), Series A, 5.00%, 01/01/2049	425,000	443,718
(AGM), Series A, 5.00%, 01/01/2054	300,000	312,066
Village of Matteson
(BAM), 5.00%, 12/01/2026	150,000	155,685
(BAM), 5.00%, 12/01/2027	150,000	157,507
(BAM), 5.00%, 12/01/2028	350,000	371,530
Total Illinois		2,632,187
INDIANA—1.4%
Indiana Finance Authority
Series A, 5.00%, 07/01/2049	435,000	441,668
Series A, 5.00%, 07/01/2054	335,000	340,137
Series A, 5.00%, 06/01/2043	100,000	103,415
Series A, 5.00%, 06/01/2053	550,000	561,115
Total Indiana		1,446,335

See accompanying Notes to Financial Statements.
2024 Annual Report	13

Statement of Investments  (continued)
October 31, 2024 abrdn Short Duration High Yield Municipal Fund

Shares or Principal Amount		Value
MUNICIPAL BONDS (continued)
KANSAS—2.8%
Kansas Independent College Finance Authority, Series B, 8.50%, 05/01/2025	$2,750,000	$ 2,776,888
LOUISIANA—0.4%
Louisiana Local Government Environmental Facilities & Community Development Authority, Series A, 5.50%, 11/15/2025	100,000	100,150
Louisiana Public Facilities Authority, Series A, 5.00%, 04/01/2030(e)	350,000	349,442
Total Louisiana		449,592
MARYLAND—0.6%
Maryland Economic Development Corp., Series A-1, 5.00%, 06/01/2037	575,000	589,976
MASSACHUSETTS—1.1%
Massachusetts Development Finance Agency
Series N, 5.25%, 10/01/2036	370,000	381,463
Series N, 5.25%, 10/01/2037	265,000	272,357
Series N, 5.25%, 10/01/2038	405,000	414,831
Total Massachusetts		1,068,651
MICHIGAN—0.8%
Flint Hospital Building Authority, Series B, 4.75%, 07/01/2028	805,000	798,715
MINNESOTA—4.3%
City of Shakopee Senior Housing Revenue, VRDN, 5.85%, 11/01/2058(d)(e)	4,425,000	4,363,398
MISSISSIPPI—1.7%
Mississippi Development Bank, 4.55%, 11/01/2039(e)	1,710,000	1,733,651
MISSOURI—0.2%
Industrial Development Authority of The County of Platte County Missouri, (CNTY APPROP), 5.00%, 12/01/2025(b)(f)	675,000	209,250
NEW HAMPSHIRE—3.1%
New Hampshire Business Finance Authority
4.88%, 12/01/2033(e)	1,000,000	991,992
Series 2, 4.25%, 07/20/2041	2,129,429	2,083,148
Total New Hampshire		3,075,140
NEW JERSEY—0.2%
Passaic County Improvement Authority, 5.25%, 07/01/2043	200,000	208,380
NEW YORK—10.4%
Build NYC Resource Corp.
Series A, 5.00%, 06/01/2025(e)	410,000	410,766
Series A, 5.00%, 06/01/2026(e)	430,000	434,254
Series A, 5.00%, 06/01/2027(e)	450,000	458,557
Series A, 5.00%, 06/01/2032(e)	500,000	508,541
Series A, 4.50%, 06/15/2043	690,000	676,821
City of Elmira
5.00%, 07/01/2025(e)	240,000	241,933
5.00%, 07/01/2033(e)	2,635,000	2,717,448
Madison County Capital Resource Corp., Series A, 5.50%, 09/01/2022(b)(f)	6,500,000	3,510,000
Metropolitan Transportation Authority, (BAM), Series A, 4.00%, 11/15/2048	335,000	319,975
Shares or Principal Amount		Value

New York State Dormitory Authority, 5.25%, 10/01/2049	$100,000	$ 106,101
Suffolk Regional Off-Track Betting Co.
5.00%, 12/01/2034	150,000	154,940
6.00%, 12/01/2053	300,000	312,362
Western Regional Off-Track Betting Corp., 3.00%, 12/01/2026(e)	670,000	653,783
Total New York		10,505,481
OHIO—1.2%
Buckeye Tobacco Settlement Financing Authority, Series B-2, 5.00%, 06/01/2055	1,200,000	1,083,534
Cleveland-Cuyahoga County Port Authority, 5.00%, 12/01/2028	155,000	158,410
Total Ohio		1,241,944
PENNSYLVANIA—1.0%
Pennsylvania Economic Development Financing Authority, VRDN, Series B, 5.25%, 12/01/2038(d)	1,000,000	1,012,801
SOUTH CAROLINA—2.5%
South Carolina Jobs-Economic Development Authority
5.25%, 02/01/2027(b)(e)(f)(g)	1,060,000	53,000
5.25%, 11/15/2039	300,000	315,577
5.50%, 11/15/2044	335,000	354,662
Series A, 4.00%, 12/01/2029(e)	1,030,000	996,222
Series A, 5.00%, 12/01/2039(e)	795,000	773,053
Total South Carolina		2,492,514
TENNESSEE—0.7%
Knox County Health Educational & Housing Facility Board, (BAM), Series A-1, 5.00%, 07/01/2064	195,000	201,217
Shelby County Health & Educational Facilities Board, Series A1, 5.00%, 06/01/2044(e)	500,000	509,464
Total Tennessee		710,681
TEXAS—12.4%
Arlington Higher Education Finance Corp.
Series A, 4.75%, 08/15/2044	500,000	486,487
Series A, 5.00%, 08/15/2049	665,000	662,367
VRDN, Series A, 4.88%, 06/15/2056(d)(e)	560,000	565,028
Calhoun County Navigation Industrial Development Authority, AMT, Series A, 3.63%, 07/01/2026(e)	4,000,000	3,684,863
Clifton Higher Education Finance Corp.
Series A, 6.00%, 06/15/2048(e)	1,000,000	1,006,968
Series A, 6.25%, 06/15/2053(e)	200,000	203,010
Series A, 6.00%, 06/15/2054(e)	200,000	200,092
New Hope Cultural Education Facilities Finance Corp.
Series B, 4.75%, 07/01/2051	1,000,000	560,000
Series B, 2.00%, 11/15/2061(d)(h)	729,847	265,452
Series B-3, 4.25%, 10/01/2026	2,000,000	1,999,931
Series D, 6.00%, 07/01/2026(f)	95,000	13,300
Port of Beaumont Navigation District, Series A, 5.00%, 01/01/2039(e)	800,000	823,001

See accompanying Notes to Financial Statements.
14	2024 Annual Report

Statement of Investments  (concluded)
October 31, 2024 abrdn Short Duration High Yield Municipal Fund

Shares or Principal Amount		Value
MUNICIPAL BONDS (continued)
TEXAS (continued)
Texas Private Activity Bond Surface Transportation Corp.
5.50%, 06/30/2043	$1,150,000	$ 1,230,183
5.00%, 06/30/2058	800,000	810,899
Total Texas		12,511,581
UTAH—2.4%
Utah Charter School Finance Authority
Series A, 4.50%, 10/15/2028(b)(e)	500,000	493,448
VRDN, Series A, 5.63%, 10/15/2048(d)(e)	1,950,000	1,950,366
Total Utah		2,443,814
WASHINGTON—4.5%
Skagit County Public Hospital District No. 1, 5.50%, 12/01/2054	375,000	396,647
Washington State Housing Finance Commission
Series B-1, 2.50%, 07/01/2028(e)	4,375,000	4,127,439
Series B-2, 2.13%, 07/01/2027(e)	55,000	55,000
Total Washington		4,579,086
WISCONSIN—8.6%
Public Finance Authority
5.50%, 12/15/2028(e)	2,000,000	2,006,047
5.38%, 12/15/2032(e)	2,000,000	2,000,964
6.25%, 02/01/2039(e)	1,305,000	1,348,304
5.00%, 02/01/2054	315,000	318,459
5.00%, 02/01/2064	315,000	316,544
Series A, 5.00%, 12/15/2044(e)	220,000	221,922
Series A, 5.13%, 07/15/2037(e)	600,000	609,225
Series A, 5.00%, 06/01/2044	520,000	532,069
Series A, 5.00%, 06/15/2044	310,000	313,203
Series A, 5.38%, 07/15/2047(e)	500,000	504,776
Series A, 5.25%, 06/01/2054	80,000	82,000
Series A, 5.00%, 12/15/2054(e)	390,000	386,976
Total Wisconsin		8,640,489
Total Municipal Bonds		98,769,220
Total Investments (Cost $105,909,790)—98.9%		99,796,751
Other Assets in Excess of Liabilities—1.1%		1,123,085
Net Assets—100.0%		$100,919,836

(a)	Fair Value is determined pursuant to procedures approved by the Fund’s Board of Trustees. Unless otherwise noted, securities are valued by applying valuation factors to the exchange traded price. See Note 2(a) of the accompanying Notes to Financial Statements for inputs used.
(b)	The Fund’s adviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. Illiquid securities held by the Fund represent 5.4% of net assets as of October 31, 2024.
(c)	Level 3 security. See Note 2(a) of the accompanying Notes to Financial Statements.
(d)	Variable Rate Instrument. The rate shown is based on the latest available information as of October 31, 2024. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.
(e)	Denotes a security issued under Regulation S or Rule 144A.
(f)	Security is in default.
(g)	Security is in forbearance as of October 31, 2024.
(h)	Payment-in-kind security for which part of the income earned may be paid as additional principal.

AGM	Assured Guaranty Municipal Corp.
AMT	Alternative Minimum Tax
BAM	Build America Mutual Assurance Company
VRDN	Variable Rate Demand Note

See accompanying Notes to Financial Statements.
2024 Annual Report	15

Statement of Investments
October 31, 2024 abrdn Ultra Short Municipal Income Fund

Shares or Principal Amount		Value
MUNICIPAL BONDS —102.1%
ALABAMA—3.7%
Columbia Industrial Development Board, VRDN, 4.05%, 06/01/2028(a)	$400,000	$ 400,000
Health Care Authority for Baptist Health, VRDN, Series B, 4.66%, 11/01/2042(a)	25,657,000	25,657,000
Walker County Economic & Industrial Development Authority, VRDN, 4.10%, 08/01/2063(a)	100,000	100,000
West Jefferson Industrial Development Board, VRDN, 4.40%, 12/01/2038(a)	520,000	520,000
Total Alabama		26,677,000
ARIZONA—1.4%
Industrial Development Authority of the City of Phoenix Arizona, AMT, VRDN, Series D, 4.25%, 12/01/2035(a)	10,000,000	10,000,000
ARKANSAS—3.5%
Arkansas Development Finance Authority, VRDN, Series B-4, 4.68%, 09/01/2044(a)	25,462,000	25,462,000
CALIFORNIA—4.8%
California Municipal Finance Authority
VRDN, Series A, 3.80%, 07/01/2041(a)	2,000,000	1,997,486
VRDN, Series A, 4.25%, 12/01/2044(a)	3,500,000	3,501,095
VRDN, Series B, 4.15%, 07/01/2051(a)	1,750,000	1,745,875
California Pollution Control Financing Authority
VRDN, 4.05%, 07/01/2043(a)(b)	2,950,000	2,948,093
VRDN, Series A-1, 3.85%, 11/01/2042(a)(b)	1,000,000	997,150
AMT, VRDN, Series A2, 3.85%, 11/01/2042(a)(b)	1,000,000	997,150
California Statewide Communities Development Authority
(AGM), Series D, 3.40%, 07/01/2041(a)	1,375,000	1,375,000
(AGM), Series E, 6.00%, 07/01/2040(a)	20,900,000	20,900,000
Total California		34,461,849
FLORIDA—4.9%
Florida Insurance Assistance Interlocal Agency, Inc., VRDN, Series A-2, 3.99%, 09/01/2032(a)	25,250,000	25,250,000
Miami-Dade County Industrial Development Authority, 3.35%, 09/01/2027	10,000,000	10,000,000
Total Florida		35,250,000
GEORGIA—2.2%
Bartow County Development Authority
VRDN, 4.10%, 11/01/2062(a)	1,000,000	1,000,000
VRDN, 4.25%, 11/01/2062(a)	1,500,000	1,500,000
Bartow-Cartersville Joint Development Authority, VRDN, Series A, 3.48%, 08/01/2033(a)(b)	12,000,000	12,000,000
Development Authority of Heard County, VRDN, 4.40%, 12/01/2037(a)	1,300,000	1,300,000
Total Georgia		15,800,000
Shares or Principal Amount		Value

ILLINOIS—1.1%
County of Lake, (Pre-refunded @ $100.000000, 11/01/2024), 5.45%, 05/01/2040	$8,149,416	$ 8,149,416
INDIANA—4.5%
Indiana Finance Authority
VRDN, 3.95%, 05/01/2028(a)	1,000,000	1,000,000
VRDN, 3.25%, 08/01/2030(a)	21,600,000	21,600,000
Tender Option Bond Trust Receipts/Certificates, Series 2024-MS0022, 3.74%, 03/01/2054(a)(b)	10,000,000	10,000,000
Total Indiana		32,600,000
IOWA—4.4%
Crawford County Memorial Hospital, Inc., 5.00%, 06/15/2027	2,515,000	2,550,776
Iowa Finance Authority
VRDN, Series A, 3.50%, 07/01/2038(a)	4,130,000	4,130,000
VRDN, Series B, 3.50%, 12/01/2046(a)	25,400,000	25,400,000
Total Iowa		32,080,776
KANSAS—0.9%
City of Dodge City, VRDN, 3.64%, 03/01/2027(a)	1,000,000	1,000,000
City of Liberal, VRDN, 3.64%, 02/01/2029(a)	1,000,000	1,000,000
City of Seneca, 5.00%, 09/01/2025	4,330,000	4,338,914
Total Kansas		6,338,914
KENTUCKY—3.4%
County of Meade
AMT, VRDN, Series A-1, 4.60%, 08/01/2061(a)	24,800,000	24,800,000
AMT, VRDN, Series B-1, 4.50%, 08/01/2061(a)	100,000	100,000
Total Kentucky		24,900,000
LOUISIANA—1.2%
Calcasieu Parish Industrial Development Board, Inc., VRDN, 3.35%, 06/01/2025(a)	8,900,000	8,900,000
MARYLAND—6.9%
Maryland Economic Development Corp., Series A-1, 5.00%, 06/01/2025	235,000	235,968
Maryland Industrial Development Financing Authority, VRDN, 5.26%, 03/01/2030(a)	49,905,000	49,905,000
Total Maryland		50,140,968
MASSACHUSETTS—2.1%
City of Holyoke, 5.00%, 04/11/2025	14,880,429	14,921,325
MINNESOTA—3.6%
JPMorgan Chase Putters/Drivers Trust, VRDN, 4.55%, 03/20/2027(a)(b)	26,450,000	26,450,000
MISSISSIPPI—9.0%
Mississippi Business Finance Corp.
AMT, VRDN, 4.15%, 07/01/2025(a)	2,800,000	2,800,000
VRDN, 4.40%, 12/01/2027(a)	1,000,000	1,000,000
VRDN, Series 1, 4.35%, 11/01/2052(a)	200,000	200,000
VRDN, Series A, 4.39%, 11/01/2032(a)	58,370,000	58,370,000
VRDN, Series C, 3.75%, 05/01/2037(a)	2,711,000	2,711,000
Total Mississippi		65,081,000

See accompanying Notes to Financial Statements.
16	2024 Annual Report

Statement of Investments  (continued)
October 31, 2024 abrdn Ultra Short Municipal Income Fund

Shares or Principal Amount		Value
MUNICIPAL BONDS (continued)
MISSOURI—1.2%
Citizens Memorial Hospital District, Series A, 5.00%, 12/01/2026	$9,000,000	$ 9,042,535
NEVADA—0.2%
State of Nevada Department of Business & Industry, VRDN, Series 2001-REMK, 4.15%, 12/01/2026(a)(b)	1,600,000	1,600,236
NEW HAMPSHIRE—2.8%
New Hampshire Business Finance Authority, VRDN, Series A, 4.50%, 10/01/2033(a)	20,000,000	20,021,768
NEW JERSEY—2.9%
Casino Reinvestment Development Authority, Inc., 5.25%, 11/01/2044	2,370,000	2,370,000
Township of Irvington, 4.50%, 12/05/2024	6,751,153	6,752,759
Township of Weehawken
4.50%, 03/26/2025	4,476,000	4,478,389
4.50%, 07/03/2025	7,181,000	7,200,983
Total New Jersey		20,802,131
NEW YORK—7.8%
City of Cortland, 4.50%, 05/16/2025	20,033,000	20,050,567
City of New York, VRDN, Series 3, 4.00%, 04/01/2042(a)	2,500,000	2,500,000
City of Utica, 4.00%, 08/29/2025	10,374,350	10,394,342
New York State Dormitory Authority, VRDN, Series C, 4.14%, 05/01/2044(a)	9,800,000	9,800,000
New York State Housing Finance Agency, VRDN, 3.37%, 05/15/2030(a)	13,700,000	13,700,000
Total New York		56,444,909
NORTH CAROLINA—0.1%
Fayetteville State University, (AGM), 5.00%, 04/01/2026	470,000	480,031
OHIO—0.1%
State of Ohio, VRDN, Series C, 3.60%, 01/15/2045(a)	650,000	650,000
OKLAHOMA—1.2%
Oklahoma Development Finance Authority, VRDN, Series B, 3.88%, 08/15/2031(a)	8,770,000	8,770,000
OREGON—0.6%
Oregon Education Districts, Series A, 4.50%, 12/31/2024	4,105,000	4,109,835
PENNSYLVANIA—7.5%
Central Bradford Progress Authority, VRDN, Series D, 3.86%, 12/01/2041(a)	23,030,000	23,030,000
Montgomery County Higher Education & Health Authority, VRDN, Series D, 4.04%, 09/01/2050(a)	6,000,000	6,000,000
Pennsylvania Economic Development Financing Authority
VRDN, Series A, 3.85%, 04/01/2034(a)	1,000,000	997,149
VRDN, Series B-1, 3.85%, 04/01/2049(a)	1,000,000	997,150
VRDN, Series B-2, 4.15%, 04/01/2049(a)	1,250,000	1,247,053
Shares or Principal Amount		Value

Pennsylvania Higher Educational Facilities Authority, VRDN, Series B, 4.04%, 09/01/2045(a)	$18,500,000	$ 18,500,000
Philadelphia Authority for Industrial Development, VRDN, Series B, 4.04%, 09/01/2050(a)	3,200,000	3,200,000
Total Pennsylvania		53,971,352
SOUTH CAROLINA—0.6%
County of Berkeley, VRDN, Series A, 3.60%, 03/01/2029(a)	4,105,000	4,105,000
TENNESSEE—1.7%
Chattanooga Health Educational & Housing Facility Board, VRDN, Series C, 3.60%, 05/01/2039(a)	4,680,000	4,680,000
Public Building Authority of Blount County Tennessee, VRDN, (CNTY GTD), Series C-1-A, 3.55%, 06/01/2029(a)	7,900,000	7,900,000
Total Tennessee		12,580,000
TEXAS—13.1%
City of Houston Hotel Occupancy Tax & Special Revenue, 4.00%, 09/01/2025	425,000	427,158
Harris County Cultural Education Facilities Finance Corp., VRDN, Series B, 3.77%, 11/15/2046(a)	30,000,000	30,000,000
Las Varas Public Facility Corp., 3.75%, 11/01/2025	3,700,000	3,698,881
Love Field Airport Modernization Corp., 5.00%, 11/01/2024	3,000,000	3,000,000
Mission Economic Development Corp., VRDN, 4.25%, 01/01/2026(a)	6,250,000	6,250,000
Port of Corpus Christi Authority of Nueces County
VRDN, 4.25%, 01/01/2030(a)(b)	1,200,000	1,200,000
VRDN, Series A, 4.12%, 07/01/2029(a)(b)	18,200,000	18,200,000
Port of Port Arthur Navigation District, VRDN, Series E, 3.40%, 11/01/2040(a)	7,300,000	7,300,000
State of Texas, VRDN, Series B, 3.36%, 04/01/2036(a)	5,000,000	5,000,000
Tarrant County Cultural Education Facilities Finance Corp., VRDN, Series B, 4.00%, 10/01/2041(a)	8,100,000	8,100,000
Tender Option Bond Trust Receipts/Certificates, VRDN, Series 2021-MS0002, 3.64%, 06/15/2056(a)(b)	7,000,000	7,000,000
Texas Municipal Gas Acquisition & Supply Corp. III
5.00%, 12/15/2024	3,100,000	3,104,296
5.00%, 12/15/2025	1,500,000	1,517,130
Total Texas		94,797,465
WEST VIRGINIA—3.5%
West Virginia Economic Development Authority, VRDN, Series A, 3.31%, 02/01/2036(a)	7,300,000	7,300,000
West Virginia Hospital Finance Authority, VRDN, Series E, 3.85%, 06/01/2033(a)	18,345,000	18,345,000
Total West Virginia		25,645,000

See accompanying Notes to Financial Statements.
2024 Annual Report	17

Statement of Investments  (concluded)
October 31, 2024 abrdn Ultra Short Municipal Income Fund

Shares or Principal Amount		Value
MUNICIPAL BONDS (continued)
WISCONSIN—1.2%
Town of Red Cedar, AMT, VRDN, 3.65%, 09/01/2027(a)	$8,575,000	$ 8,575,000
Total Municipal Bonds		738,808,510
SHORT-TERM INVESTMENTS—1.3%
COMMERCIAL PAPER—1.3%
UNITED STATES—1.3%
City of New Braunfels Utility System Revenue, 3.90%, 12/17/2024	9,285,000	9,285,000
Total Commercial Paper		9,285,000
MONEY MARKET FUNDS—0.0%
BlackRock Liquidity Funds MuniCash, Institutional shares	58,628	58,634
Total Money Market Funds		58,634
Total Short-Term Investments		9,343,634
Total Investments (Cost $748,185,049)(c)—103.4%		748,152,144
Liabilities in Excess of Other Assets—(3.4%)		(24,923,632)
Net Assets—100.0%		$723,228,512

(a)	Variable Rate Instrument. The rate shown is based on the latest available information as of October 31, 2024. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.
(b)	Denotes a security issued under Regulation S or Rule 144A.
(c)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

AGM	Assured Guaranty Municipal Corp.
AMT	Alternative Minimum Tax
VRDN	Variable Rate Demand Note

See accompanying Notes to Financial Statements.
18	2024 Annual Report

Statement of Assets and Liabilities
October 31, 2024

	abrdn High Income Opportunities Fund	abrdn Infrastructure Debt Fund	abrdn Intermediate Municipal Income Fund	abrdn Short Duration High Yield Municipal Fund	abrdn Ultra Short Municipal Income Fund
Assets:
Investments, at value	$78,225,464	$24,077,576	$43,125,956	$99,796,751	$738,808,510
Short-term investments, at value	5,056,903	–	285,806	–	9,343,634
Foreign Currency, at value	12,885	1,943	–	–	–
Cash	–	110,528	–	–	–
Receivable for investments sold	218,047	–	–	682,000	13,006,926
Interest and dividends receivable	1,290,607	441,554	650,552	1,531,693	3,957,800
Receivable for capital shares issued	6,019	1,422	–	55,000	1,664,722
Unrealized appreciation on forward foreign currency exchange contracts	308,125	28,513	–	–	–
Receivable from Adviser	–	–	17,398	23,091	119,559
Tax reclaim receivable	–	1,873	–	–	–
Prepaid expenses	8,941	20,282	12,422	12,608	46,821
Total Assets	85,126,991	24,683,691	44,092,134	102,101,143	766,947,972
Liabilities:
Due to Custodian	–	–	–	5,409	–
Payable for investments purchased	3,457,273	120,065	–	–	38,692,641
Unrealized depreciation on forward foreign currency exchange contracts	5,233	–	–	–	–
Distributions payable	–	–	4,632	10,066	73,243
Payable for capital shares redeemed	157,633	30,888	18,575	238,016	4,525,705
Line of credit payable	–	250,000	–	840,130	–
Accrued expenses and other payables:
Administration fees	5,567	1,649	3,026	10,907	46,353
Audit and tax fees	4,258	4,258	2,683	2,683	2,683
Custodian fees	13,545	4,618	3,015	3,386	5,669
Distribution fees	11,491	1,812	847	1,460	32,788
Fund accounting fees	1,035	324	598	1,363	9,500
Interest expense on line of credit	–	43	64	1,773	–
Investment advisory fees	4,367	24,401	16,076	47,153	246,042
Legal fees	1,319	415	720	1,571	11,292
Printing fees	6,775	5,723	2,126	2,795	10,011
Sub-transfer agent and administrative services fees	4,848	2,594	1,245	4,500	33,440
Transfer agent fees	4,977	2,065	1,587	1,369	5,862
Other accrued expenses	7,607	15,123	6,834	8,726	24,231
Total liabilities	3,685,928	463,978	62,028	1,181,307	43,719,460
Net assets	$81,441,063	$24,219,713	$44,030,106	$100,919,836	$723,228,512
Cost:
Investments	79,142,040	23,575,707	42,973,671	105,909,790	738,841,415
Short-Term Investments	5,056,903	–	285,806	–	9,343,634
Foreign currency	13,179	1,988	–	–	–
Represented by:
Paid in capital in excess of par value	$331,486,436	$31,648,437	$45,662,540	$142,606,366	$724,676,343
Distributable earnings (accumulated loss)	(250,045,373)	(7,428,724)	(1,632,434)	(41,686,530)	(1,447,831)
Net Assets	$81,441,063	$24,219,713	$44,030,106	$100,919,836	$723,228,512
Net Assets:
Class A	$53,827,901	$8,463,659	$3,815,807	$6,763,491	$154,685,941
Class A1	–	–	–	–	279,913
Class C	–	–	–	9,745	–
Institutional Service Class	–	4,075,624	12,346	–	–
Institutional Class	27,613,162	11,680,430	40,201,953	94,146,600	568,262,658
Total	$81,441,063	$24,219,713	$44,030,106	$100,919,836	$723,228,512 Amounts listed as “–” are $0 or round to $0. See accompanying Notes to Financial Statements.
2024 Annual Report	19

Statement of Assets and Liabilities  (concluded)
October 31, 2024

	abrdn High Income Opportunities Fund	abrdn Infrastructure Debt Fund	abrdn Intermediate Municipal Income Fund	abrdn Short Duration High Yield Municipal Fund	abrdn Ultra Short Municipal Income Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	6,950,958	988,614	427,822	735,382	15,337,492
Class A1 Shares	–	–	–	–	27,733
Class C Shares	–	–	–	1,058	–
Institutional Service Class Shares	–	471,034	1,383	–	–
Institutional Class Shares	3,965,942	1,333,559	4,503,355	10,236,405	56,657,513
Total Shares Outstanding per Class	10,916,900	2,793,207	4,932,560	10,972,845	72,022,738
Net Asset Value and Redemption Price Per Share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$7.74	$8.56	$8.92	$9.20	$10.09
Class A1 Shares	–	–	–	–	10.09
Class C Shares	–	–	–	9.21	–
Institutional Service Class Shares	–	8.65	8.93	–	–
Institutional Class Shares	6.96	8.76	8.93	9.20	10.03
Maximum Offering Price Per Share (100%/(100% - maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$7.98	$8.82	$9.15	$9.44	$–
Class A1 Shares	–	–	–	–	10.14
Maximum Sales Charge:
Class A Shares	3.00(a)%	3.00(a)%	2.50(b)%	2.50(b)%	–%
Class A1 Shares	–%	–%	–%	–%	0.50(c)%

(a)	Unless you are otherwise eligible to purchase Class A shares without a sales charge, a contingent deferred sales charge (CDSC) of up to 1.00% will be charged on Class A shares redeemed within 18 months of purchase if you paid no sales charge on the original purchase and a finder’s fee was paid.
(b)	Unless you are otherwise eligible to purchase Class A shares without a sales charge, a contingent deferred sales charge (CDSC) of up to 0.75% will be charged on Class A shares redeemed within 12 months of purchase if you paid no sales charge on the original purchase and a finder’s fee was paid.
(c)	Unless you are otherwise eligible to purchase Class A1 shares without a sales charge, a contingent deferred sales charge (CDSC) of up to 0.25% will be charged on Class A1 shares redeemed within 12 months of purchase if you paid no sales charge on the original purchase and a finder’s fee was paid.

Amounts listed as “–” are $0 or round to $0.
See accompanying Notes to Financial Statements.
20	2024 Annual Report

Statements of Operations
For the Year Ended October 31, 2024

	abrdn High Income Opportunities Fund	abrdn Infrastructure Debt Fund	abrdn Intermediate Municipal Income Fund	abrdn Short Duration High Yield Municipal Fund	abrdn Ultra Short Municipal Income Fund
Investment Income:
Dividend income	$43,660	$—	$—	$—	$—
Interest income	6,388,568	1,620,384	1,972,326	4,414,034	28,547,789
Total Income	6,432,228	1,620,384	1,972,326	4,414,034	28,547,789
Expenses
Investment advisory fees	466,296	123,533	190,883	602,226	2,894,241
Trustee fees	11,332	3,280	6,057	13,702	91,620
Administration fees	67,825	19,765	35,931	82,560	537,039
Legal fees	16,675	4,934	9,052	23,582	136,714
Audit and tax fees	54,016	58,216	52,266	53,266	45,466
Printing fees	19,687	14,442	9,600	10,069	39,252
Custodian fees	17,199	15,662	9,291	9,686	17,393
Transfer agent fees	54,611	22,414	18,652	21,413	56,573
Distribution fees Class A	140,129	22,565	10,454	18,181	328,144
Distribution fees Class A1	—	—	—	—	687
Distribution fees Class C	—	—	—	149	—
Sub-transfer agent and administrative service fees Institutional Class	16,394	15,214	13,396	52,920	430,238
Sub-transfer agent and administrative service fees Class A	70,721	11,283	1,514	4,062	114,829
Sub-transfer agent and administrative service fees Class A1	—	—	—	—	16
Sub-transfer agent and administrative service fees Institutional Service Class	—	5,062	—	—	—
Fund accounting fees	3,391	988	1,797	4,128	26,852
Registration and filing fees	25,558	42,199	42,668	50,277	83,689
Other	46,840	34,998	33,501	46,681	167,049
Total expenses before reimbursed/waived expenses	1,010,674	394,555	435,062	992,902	4,969,802
Interest expense (Note 9)	1,974	4,745	1,472	28,625	590
Total operating expenses before reimbursed/waived expenses	1,012,648	399,300	436,534	1,021,527	4,970,392
Expenses reimbursed Institutional Class	(80,339)	(99,920)	(181,235)	(282,278)	(1,297,752)
Expenses reimbursed Class A	(196,239)	(65,764)	(17,215)	(21,458)	(321,919)
Expenses reimbursed Class A1	—	—	—	—	(458)
Expenses reimbursed Class C	—	—	—	(39)	—
Expenses reimbursed Institutional Service Class	—	(29,368)	(76)	—	—
Net expenses	736,070	204,248	238,008	717,752	3,350,263
Net Investment Income	5,696,158	1,416,136	1,734,318	3,696,282	25,197,526
REALIZED/UNREALIZED GAIN/(LOSS) FROM INVESTMENTS:
Realized gain/(loss) on investment transactions	(736,174)	396,719	(558,690)	(6,405,280)	85,885
Realized gain/(loss) on forward foreign currency exchange contracts	(694,803)	(85,406)	—	—	—
Realized gain/(loss) on foreign currency transactions	(1,824)	787	—	—	—
Net realized gain/(loss) from investments, forward foreign currency exchange contracts and foreign currency transactions	(1,432,801)	312,100	(558,690)	(6,405,280)	85,885
Net change in unrealized appreciation/(depreciation) on investment transactions	8,051,117	1,626,644	3,812,662	10,836,761	741,074
Net change in unrealized appreciation/(depreciation) on forward foreign currency exchange contracts	212,053	16,016	—	—	— Amounts listed as “–” are $0 or round to $0. See accompanying Notes to Financial Statements.
2024 Annual Report	21

Statements of Operations  (concluded)
For the Year Ended October 31, 2024

	abrdn High Income Opportunities Fund	abrdn Infrastructure Debt Fund	abrdn Intermediate Municipal Income Fund	abrdn Short Duration High Yield Municipal Fund	abrdn Ultra Short Municipal Income Fund
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities denominated in foreign currencies	$(6,512)	$1,114	$—	$—	$—
Net change in unrealized appreciation/(depreciation) from investments, forward foreign currency exchange contracts and translation of assets and liabilities denominated in foreign currencies	8,256,658	1,643,774	3,812,662	10,836,761	741,074
Net realized/unrealized gain/(loss) from investments, forward foreign currency exchange contracts and translation of assets and liabilities denominated in foreign currencies	6,823,857	1,955,874	3,253,972	4,431,481	826,959
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$12,520,015	$3,372,010	$4,988,290	$8,127,763	$26,024,485

Amounts listed as “–” are $0 or round to $0.
See accompanying Notes to Financial Statements.
22	2024 Annual Report

Statements of Changes in Net Assets

	abrdn High Income Opportunities Fund		abrdn Infrastructure Debt Fund(a)		abrdn Intermediate Municipal Income Fund(b)
	Year Ended October 31, 2024	Year Ended October 31, 2023	Year Ended October 31, 2024	Year Ended October 31, 2023	Year Ended October 31, 2024	Year Ended October 31, 2023
From Investment Activities:
Operations:
Net investment income	$5,696,158	$5,460,163	$1,416,136	$1,248,095	$1,734,318	$1,563,037
Net realized gain/(loss) from investments, written options, swap contracts, futures contracts, forward foreign currency exchange contracts and foreign currency transactions	(1,432,801)	(7,765,715)	312,100	(2,649,587)	(558,690)	(647,195)
Net change in unrealized appreciation/(depreciation) from investments, swap contracts, futures contracts, forward foreign currency exchange contracts and translation of assets and liabilities denominated in foreign currencies	8,256,658	8,464,207	1,643,774	(1,333,425)	3,812,662	(367,930)
Changes in net assets resulting from operations	12,520,015	6,158,655	3,372,010	(2,734,917)	4,988,290	547,912
Distributions to Shareholders From:
Distributable earnings
Class A	(3,215,969)	(4,327,145)	(542,338)	(80,387)	(150,524)	(142,569)
Class C	—	—	—	—	—	(1,842)
Institutional Service Class	—	—	(250,535)	(52,631)	(711)	(635)
Institutional Class	(1,959,940)	(2,978,763)	(709,164)	(162,498)	(1,583,070)	(1,418,073)
Tax return of capital
Class A	(167,660)	(63,974)	—	—	—	—
Institutional Class	(85,935)	(37,788)	—	—	—	—
Change in net assets from shareholder distributions	(5,429,504)	(7,407,670)	(1,502,037)	(295,516)	(1,734,305)	(1,563,119)
Change in net assets from capital transactions	(8,232,057)	(17,876,456)	(3,829,092)	(12,396,187)	(1,912,607)	(3,036,705)
Change in net assets	(1,141,546)	(19,125,471)	(1,959,119)	(15,426,620)	1,341,378	(4,051,912)
Net Assets:
Beginning of year	82,582,609	101,708,080	26,178,832	41,605,452	42,688,728	46,740,640
End of year	$81,441,063	$82,582,609	$24,219,713	$26,178,832	$44,030,106	$42,688,728

(a)	Effective February 27, 2023, Class C had zero assets. On February 27, 2023, the Infrastructure Debt Fund (formerly, abrdn Global Absolute Return Strategies Fund) ceased offering Class C Shares.
(b)	Effective May 1, 2023, Class C had zero assets. On May 1, 2023, the abrdn Intermediate Municipal Income Fund ceased offering Class C Shares.
Amounts listed as “–” are $0 or round to $0.
See accompanying Notes to Financial Statements.
2024 Annual Report	23

Statements of Changes in Net Assets  (continued)

	abrdn High Income Opportunities Fund		abrdn Infrastructure Debt Fund		abrdn Intermediate Municipal Income Fund
	Year Ended October 31, 2024	Year Ended October 31, 2023	Year Ended October 31, 2024	Year Ended October 31, 2023	Year Ended October 31, 2024	Year Ended October 31, 2023
Capital Transactions:
Class A Shares
Proceeds from shares issued	$8,370,839	$12,550,100	$286,498	$540,392	$160,276	$37,875
Dividends reinvested	3,060,543	3,958,693	509,783	74,480	142,513	134,281
Cost of shares redeemed	(17,842,257)	(22,096,463)	(1,997,489)	(4,112,396)	(818,289)	(987,906)
Total Class A	(6,410,875)	(5,587,670)	(1,201,208)	(3,497,524)	(515,500)	(815,750)
Class C Shares
Proceeds from shares issued	—	—	—	16,067	—	15,447
Dividends reinvested	—	—	—	—	—	1,797
Cost of shares redeemed	—	—	—	(56,036)	—	(240,948)
Total Class C	—	—	—	(39,969)	—	(223,704)
Institutional Service Class Shares
Proceeds from shares issued	—	—	359,473	61,691	—	—
Dividends reinvested	—	—	247,804	52,119	689	634
Cost of shares redeemed	—	—	(1,033,205)	(612,356)	(7,962)	(15)
Total Institutional Service Class	—	—	(425,928)	(498,546)	(7,273)	619
Institutional Class Shares
Proceeds from shares issued	4,551,062	12,964,796	1,701,587	236,018	693,977	639,214
Dividends reinvested	1,916,216	2,901,499	683,901	157,473	1,478,197	1,310,880
Cost of shares redeemed	(8,288,460)	(28,155,081)	(4,587,444)	(8,753,639)	(3,562,008)	(3,947,964)
Total Institutional Class	(1,821,182)	(12,288,786)	(2,201,956)	(8,360,148)	(1,389,834)	(1,997,870)
Change in net assets from capital transactions:	$(8,232,057)	$(17,876,456)	$(3,829,092)	$(12,396,187)	$(1,912,607)	$(3,036,705)
Amounts listed as “–” are $0 or round to $0.
See accompanying Notes to Financial Statements.
24	2024 Annual Report

Statements of Changes in Net Assets  (continued)

	abrdn High Income Opportunities Fund		abrdn Infrastructure Debt Fund		abrdn Intermediate Municipal Income Fund
	Year Ended October 31, 2024	Year Ended October 31, 2023	Year Ended October 31, 2024	Year Ended October 31, 2023	Year Ended October 31, 2024	Year Ended October 31, 2023
Share Transactions:
Class A Shares
Issued	1,101,201	1,712,330	33,421	62,457	17,970	4,273
Reinvested	401,704	549,312	59,852	9,229	16,043	15,421
Redeemed	(2,339,803)	(3,022,746)	(233,392)	(480,449)	(91,801)	(112,774)
Total Class A Shares	(836,898)	(761,104)	(140,119)	(408,763)	(57,788)	(93,080)
Class C Shares
Issued	–	–	–	1,893	–	1,755
Reinvested	–	–	–	–	–	205
Redeemed	–	–	–	(6,674)	–	(27,503)
Total Class C Shares	–	–	–	(4,781)	–	(25,543)
Institutional Service Class Shares
Issued	–	–	41,684	7,044	–	–
Reinvested	–	–	28,796	6,359	78	73
Redeemed	–	–	(119,733)	(70,750)	(884)	(2)
Total Institutional Service Class Shares	–	–	(49,253)	(57,347)	(806)	71
Institutional Class Shares
Issued	660,269	1,949,629	192,243	26,633	77,838	72,827
Reinvested	278,557	442,174	78,602	19,024	166,197	150,491
Redeemed	(1,208,983)	(4,292,059)	(527,831)	(994,304)	(401,023)	(451,252)
Total Institutional Class Shares	(270,157)	(1,900,256)	(256,986)	(948,647)	(156,988)	(227,934)
Total change in shares:	(1,107,055)	(2,661,360)	(446,358)	(1,419,538)	(215,582)	(346,486)
Amounts listed as “–” are 0 or round to 0.
See accompanying Notes to Financial Statements.
2024 Annual Report	25

Statements of Changes in Net Assets  (continued)

	abrdn Short Duration High Yield Municipal Fund		abrdn Ultra Short Municipal Income Fund
	Year Ended October 31, 2024	Year Ended October 31, 2023	Year Ended October 31, 2024	Year Ended October 31, 2023
From Investment Activities:
Operations:
Net investment income	$3,696,282	$3,930,856	$25,197,526	$21,830,099
Net realized gain/(loss) from investments	(6,405,280)	(6,165,156)	85,885	244,302
Net change in unrealized appreciation/(depreciation) from investments	10,836,761	4,046,132	741,074	736,462
Changes in net assets resulting from operations	8,127,763	1,811,832	26,024,485	22,810,863
Distributions to Shareholders From:
Distributable earnings
Class A	(240,173)	(258,153)	(4,664,103)	(3,528,612)
Class A1	—	—	(9,768)	(8,522)
Class C	(368)	(471)	—	—
Institutional Class	(3,419,367)	(3,788,889)	(20,542,581)	(18,266,725)
Change in net assets from shareholder distributions	(3,659,908)	(4,047,513)	(25,216,452)	(21,803,859)
Change in net assets from capital transactions	(17,868,469)	(78,674,463)	99,358,624	(63,905,814)
Change in net assets	(13,400,614)	(80,910,144)	100,166,657	(62,898,810)
Net Assets:
Beginning of year	114,320,450	195,230,594	623,061,855	685,960,665
End of year	$100,919,836	$114,320,450	$723,228,512	$623,061,855
Amounts listed as “–” are $0 or round to $0.
See accompanying Notes to Financial Statements.
26	2024 Annual Report

Statements of Changes in Net Assets  (continued)

	abrdn Short Duration High Yield Municipal Fund		abrdn Ultra Short Municipal Income Fund
	Year Ended October 31, 2024	Year Ended October 31, 2023	Year Ended October 31, 2024	Year Ended October 31, 2023
Capital Transactions:
Class A Shares
Proceeds from shares issued	$579,637	$669,608	$138,413,228	$44,677,410
Dividends reinvested	231,049	248,519	4,563,657	3,444,983
Cost of shares redeemed	(2,233,726)	(7,335,534)	(93,271,190)	(67,386,187)
Total Class A	(1,423,040)	(6,417,407)	49,705,695	(19,263,794)
Class A1 Shares
Proceeds from shares issued	—	—	—	—
Dividends reinvested	—	—	9,768	8,506
Cost of shares redeemed	—	—	—	—
Total Class A1	—	—	9,768	8,506
Class C Shares
Proceeds from shares issued	—	—	—	—
Dividends reinvested	368	470	—	—
Cost of shares redeemed	(15,566)	(2,476)	—	—
Total Class C	(15,198)	(2,006)	—	—
Institutional Class Shares
Proceeds from shares issued	43,369,108	36,569,062	469,850,377	301,383,302
Dividends reinvested	2,670,733	2,130,007	17,810,743	15,482,096
Cost of shares redeemed	(62,470,072)	(110,954,119)	(438,017,959)	(361,515,924)
Total Institutional Class	(16,430,231)	(72,255,050)	49,643,161	(44,650,526)
Change in net assets from capital transactions:	$(17,868,469)	$(78,674,463)	$99,358,624	$(63,905,814)
Amounts listed as “–” are $0 or round to $0.
See accompanying Notes to Financial Statements.
2024 Annual Report	27

Statements of Changes in Net Assets  (concluded)

	abrdn Short Duration High Yield Municipal Fund		abrdn Ultra Short Municipal Income Fund
	Year Ended October 31, 2024	Year Ended October 31, 2023	Year Ended October 31, 2024	Year Ended October 31, 2023
Share Transactions:
Class A Shares
Issued	63,898	73,635	13,727,777	4,435,893
Reinvested	25,336	27,225	452,572	341,958
Redeemed	(246,394)	(799,792)	(9,249,632)	(6,690,777)
Total Class A Shares	(157,160)	(698,932)	4,930,717	(1,912,926)
Class A1 Shares
Issued	–	–	–	–
Reinvested	–	–	968	844
Redeemed	–	–	–	–
Total Class A1 Shares	–	–	968	844
Class C Shares
Issued	–	–	–	–
Reinvested	40	51	–	–
Redeemed	(1,723)	(270)	–	–
Total Class C Shares	(1,683)	(219)	–	–
Institutional Class Shares
Issued	4,768,921	4,000,689	46,849,889	30,086,344
Reinvested	292,287	233,376	1,775,896	1,545,320
Redeemed	(6,892,568)	(12,147,421)	(43,675,572)	(36,091,198)
Total Institutional Class Shares	(1,831,360)	(7,913,356)	4,950,213	(4,459,534)
Total change in shares:	(1,990,203)	(8,612,507)	9,881,898	(6,371,616)

Amounts listed as “–” are 0 or round to 0.
See accompanying Notes to Financial Statements.
28	2024 Annual Report

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Financial Highlights
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn High Income Opportunities Fund
		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2024	$7.10	$0.51	$0.59	$ 1.10	$ (0.44)	$ (0.02)	$ (0.46)	$ 7.74
Year Ended October 31, 2023	7.18	0.41	0.04	0.45	(0.52)	(0.01)	(0.53)	7.10
Year Ended October 31, 2022	8.84	0.38	(1.63)	(1.25)	(0.41)	–	(0.41)	7.18
Year Ended October 31, 2021	8.45	0.39	0.40	0.79	(0.40)	–	(0.40)	8.84
Year Ended October 31, 2020	8.71	0.40	(0.28)	0.12	(0.38)	–	(0.38)	8.45
Institutional Class Shares
Year Ended October 31, 2024	6.44	0.47	0.54	1.01	(0.47)	(0.02)	(0.49)	6.96
Year Ended October 31, 2023	6.57	0.39	0.04	0.43	(0.55)	(0.01)	(0.56)	6.44
Year Ended October 31, 2022	8.13	0.36	(1.48)	(1.12)	(0.44)	–	(0.44)	6.57
Year Ended October 31, 2021	7.81	0.38	0.37	0.75	(0.43)	–	(0.43)	8.13
Year Ended October 31, 2020	8.08	0.39	(0.25)	0.14	(0.41)	–	(0.41)	7.81

(a)	Net investment income is based on average shares outstanding during the period.
(b)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	Includes interest expense that amounts to less than 0.01%.
Amounts listed as “–” are $0 or round to $0.
See accompanying Notes to Financial Statements.
30	2024 Annual Report

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn High Income Opportunities Fund  (concluded)
	Ratios/Supplemental Data
Total Return	Net Assets at End of Period (000's)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(b)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover (c)

15.81%	$ 53,828	0.95%(d)	1.30%(d)	6.63%	112%
6.45%	55,312	1.00%(d)	1.34%(d)	5.64%	75%
(14.49%)	61,410	1.00%	1.41%	4.73%	97%
9.46%	81,980	1.00%	1.40%	4.41%	98%
1.55%	87,358	1.00%(d)	1.45%(d)	4.76%	99%

16.04%	27,613	0.70%(d)	0.98%(d)	6.89%	112%
6.69%	27,270	0.75%(d)	1.05%(d)	5.87%	75%
(14.20%)	40,298	0.75%	1.11%	4.94%	97%
9.73%	55,335	0.75%	1.09%	4.65%	98%
1.86%	58,237	0.75%(d)	1.10%(d)	5.01%	99%
2024 Annual Report	31

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn Infrastructure Debt Fund
		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2024	$7.99	$0.47	$0.62	$ 1.09	$ (0.52)	$ –	$ (0.52)	$ 8.56
Year Ended October 31, 2023	8.83	0.30	(1.07)	(0.77)	(0.07)	–	(0.07)	7.99
Year Ended October 31, 2022	10.29	(–)(h)	(1.07)	(1.07)	(0.02)	(0.37)	(0.39)	8.83
Year Ended October 31, 2021	10.29	(0.03)	0.05	0.02	(0.02)	–	(0.02)	10.29
Year Ended October 31, 2020	10.13	0.04	0.29	0.33	(0.17)	–	(0.17)	10.29
Institutional Service Class Shares
Year Ended October 31, 2024	8.07	0.50	0.62	1.12	(0.54)	–	(0.54)	8.65
Year Ended October 31, 2023	8.92	0.33	(1.08)	(0.75)	(0.10)	–	(0.10)	8.07
Year Ended October 31, 2022	10.36	0.02	(1.08)	(1.06)	(0.01)	(0.37)	(0.38)	8.92
Year Ended October 31, 2021	10.35	(0.02)	0.06	0.04	(0.03)	–	(0.03)	10.36
Year Ended October 31, 2020	10.20	0.06	0.29	0.35	(0.20)	–	(0.20)	10.35
Institutional Class Shares
Year Ended October 31, 2024	8.15	0.51	0.64	1.15	(0.54)	–	(0.54)	8.76
Year Ended October 31, 2023	9.00	0.33	(1.08)	(0.75)	(0.10)	–	(0.10)	8.15
Year Ended October 31, 2022	10.44	0.03	(1.07)	(1.04)	(0.03)	(0.37)	(0.40)	9.00
Year Ended October 31, 2021	10.43	(–)(h)	0.05	0.05	(0.04)	–	(0.04)	10.44
Year Ended October 31, 2020	10.30	0.08	0.26	0.34	(0.21)	–	(0.21)	10.43

(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Includes interest expense that amounts to 0.02% for the year ended October 31, 2024.
(f)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.
(g)	Includes interest expense that amounts to less than 0.01%.
(h)	Less than $0.005 per share.
Amounts listed as “–” are $0 or round to $0.
See accompanying Notes to Financial Statements.
32	2024 Annual Report

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn Infrastructure Debt Fund  (concluded)
	Ratios/Supplemental Data
Total Return (b)	Net Assets at End of Period (000's)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(c)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover (d)

13.81%	$ 8,464	1.04%(e)	1.77%(e)	5.52%	57%
(8.71%)(f)	9,017	1.05%(g)	1.58%(g)	3.45%	141%
(10.81%)(f)	13,569	1.04%	1.86%	(0.05%)	181%
0.18%	22,522	0.96%	2.93%	(0.31%)	425%
3.26%	1,078	0.97%(g)	2.52%(g)	0.35%	238%

14.08%	4,076	0.79%(e)	1.52%(e)	5.77%	57%
(8.41%)(f)	4,198	0.78%(g)	1.31%(g)	3.80%	141%
(10.62%)(f)	5,153	0.78%	1.60%	0.23%	181%
0.33%(f)	6,929	0.78%	2.75%	(0.20%)	425%
3.45%(f)	8,148	0.80%(g)	2.35%(g)	0.62%	238%

14.30%	11,680	0.67%(e)	1.53%(e)	5.89%	57%
(8.35%)(f)	12,964	0.66%(g)	1.31%(g)	3.80%	141%
(10.42%)(f)	22,843	0.65%	1.58%	0.26%	181%
0.46%	62,007	0.65%	2.65%	(0.04%)	425%
3.34%(f)	11,885	0.66%(g)	2.24%(g)	0.74%	238%
2024 Annual Report	33

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn Intermediate Municipal Income Fund
		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2024	$8.29	$0.32	$0.63	$ 0.95	$ (0.32)	$ –	$ (0.32)	$ 8.92
Year Ended October 31, 2023	8.50	0.27	(0.21)	0.06	(0.27)	–	(0.27)	8.29
Year Ended October 31, 2022	9.83	0.24	(1.33)	(1.09)	(0.24)	–	(0.24)	8.50
Year Ended October 31, 2021	9.73	0.24	0.12	0.36	(0.24)	(0.02)	(0.26)	9.83
Year Ended October 31, 2020	9.92	0.26	(0.18)	0.08	(0.26)	(0.01)	(0.27)	9.73
Institutional Service Class Shares
Year Ended October 31, 2024	8.29	0.35	0.63	0.98	(0.34)	–	(0.34)	8.93
Year Ended October 31, 2023	8.51	0.29	(0.21)	0.08	(0.30)	–	(0.30)	8.29
Year Ended October 31, 2022	9.84	0.27	(1.34)	(1.07)	(0.26)	–	(0.26)	8.51
Year Ended October 31, 2021	9.74	0.26	0.12	0.38	(0.26)	(0.02)	(0.28)	9.84
Year Ended October 31, 2020	9.93	0.28	(0.18)	0.10	(0.28)	(0.01)	(0.29)	9.74
Institutional Class Shares
Year Ended October 31, 2024	8.29	0.35	0.64	0.99	(0.35)	–	(0.35)	8.93
Year Ended October 31, 2023	8.51	0.30	(0.22)	0.08	(0.30)	–	(0.30)	8.29
Year Ended October 31, 2022	9.84	0.26	(1.33)	(1.07)	(0.26)	–	(0.26)	8.51
Year Ended October 31, 2021	9.74	0.26	0.12	0.38	(0.26)	(0.02)	(0.28)	9.84
Year Ended October 31, 2020	9.93	0.28	(0.18)	0.10	(0.28)	(0.01)	(0.29)	9.74

(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Includes interest expense that amounts to less than 0.01%.
Amounts listed as “–” are $0 or round to $0.
See accompanying Notes to Financial Statements.
34	2024 Annual Report

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn Intermediate Municipal Income Fund  (concluded)
	Ratios/Supplemental Data
Total Return (b)	Net Assets at End of Period (000's)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(c)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover (d)

11.53%	$ 3,816	0.79%(e)	1.20%(e)	3.60%	71%
0.59%	4,024	0.80%(e)	1.23%(e)	3.07%	80%
(11.24%)	4,919	0.76%(e)	1.13%(e)	2.59%	21%
3.62%	6,028	0.76%	1.12%	2.38%	54%
0.83%	6,670	0.76%(e)	1.09%(e)	2.63%	56%

11.96%	12	0.50%(e)	0.91%(e)	3.89%	71%
0.77%	18	0.51%(e)	0.94%(e)	3.36%	80%
(10.98%)	18	0.50%(e)	0.87%(e)	2.87%	21%
3.90%	20	0.50%	0.86%	2.64%	54%
1.09%	20	0.50%(e)	0.83%(e)	2.87%	56%

11.98%	40,202	0.50%(e)	0.95%(e)	3.89%	71%
0.77%	38,647	0.51%(e)	0.97%(e)	3.38%	80%
(10.99%)	41,587	0.50%(e)	0.88%(e)	2.84%	21%
3.90%	54,707	0.50%	0.87%	2.64%	54%
1.10%	58,015	0.50%(e)	0.84%(e)	2.89%	56%
2024 Annual Report	35

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn Short Duration High Yield Municipal Fund
		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return (b)
Class A Shares
Year Ended October 31, 2024	$8.82	$0.30	$0.38	$ 0.68	$ (0.30)	$ (0.30)	$ 9.20	7.82%
Year Ended October 31, 2023	9.05	0.23	(0.22)	0.01	(0.24)	(0.24)	8.82	–(f)
Year Ended October 31, 2022	10.26	0.22	(1.20)	(0.98)	(0.23)	(0.23)	9.05	(9.71%)
Year Ended October 31, 2021	9.99	0.22	0.27	0.49	(0.22)	(0.22)	10.26	4.92%
Year Ended October 31, 2020	10.25	0.29	(0.27)	0.02	(0.28)	(0.28)	9.99	0.25%
Class C Shares
Year Ended October 31, 2024	8.83	0.23	0.38	0.61	(0.23)	(0.23)	9.21	6.99%
Year Ended October 31, 2023	9.05	0.16	(0.21)	(0.05)	(0.17)	(0.17)	8.83	(0.63%)(g)
Year Ended October 31, 2022	10.27	0.15	(1.22)	(1.07)	(0.15)	(0.15)	9.05	(10.47%)(g)
Year Ended October 31, 2021(h)	10.13	0.12	0.14	0.26	(0.12)	(0.12)	10.27	2.52%
Institutional Class Shares
Year Ended October 31, 2024	8.82	0.33	0.38	0.71	(0.33)	(0.33)	9.20	8.09%
Year Ended October 31, 2023	9.05	0.25	(0.22)	0.03	(0.26)	(0.26)	8.82	0.25%
Year Ended October 31, 2022	10.26	0.24	(1.20)	(0.96)	(0.25)	(0.25)	9.05	(9.48%)
Year Ended October 31, 2021	9.99	0.24	0.27	0.51	(0.24)	(0.24)	10.26	5.18%
Year Ended October 31, 2020	10.25	0.31	(0.26)	0.05	(0.31)	(0.31)	9.99	0.51%

(a)	Net investment income is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Includes interest expense that amounts to 0.03% for the year ended October 31, 2024 and for the year ended October 31, 2022. Includes interest expense that amounts to 0.05% for the year ended October 31, 2023. Includes interest expense that amounts to less than 0.01% for the year ended October 31, 2020.
(f)	Amount is less than 0.005%.
(g)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.
(h)	For the period from December 21, 2020 (commencement of operations) through October 31, 2021.
Amounts listed as “–” are $0 or round to $0.
See accompanying Notes to Financial Statements.
36	2024 Annual Report

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn Short Duration High Yield Municipal Fund  (concluded)
Ratios/Supplemental Data
Net Assets at End of Period (000's)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(c)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover (d)

$ 6,763	0.93%(e)	1.23%(e)	3.34%	105%
7,871	0.95%(e)	1.26%(e)	2.48%	58%
14,399	0.93%(e)	1.17%(e)	2.27%	58%
21,907	0.90%	1.14%	2.14%	96%
22,417	0.90%(e)	1.12%(e)	2.84%	149%

10	1.68%(e)	1.94%(e)	2.55%	105%
24	1.70%(e)	2.01%(e)	1.73%	58%
27	1.68%(e)	1.87%(e)	1.57%	58%
27	1.65%	1.86%	1.33%	96%

94,147	0.68%(e)	0.97%(e)	3.60%	105%
106,425	0.70%(e)	1.01%(e)	2.73%	58%
180,805	0.68%(e)	0.90%(e)	2.49%	58%
424,689	0.65%	0.88%	2.37%	96%
270,153	0.65%(e)	0.87%(e)	3.07%	149%

2024 Annual Report	37

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn Ultra Short Municipal Income Fund
		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return (b)
Class A Shares
Year Ended October 31, 2024	$10.07	$0.36	$0.02	$ 0.38	$ (0.36)	$ (0.36)	$ 10.09	3.82%
Year Ended October 31, 2023	10.06	0.32	0.01	0.33	(0.32)	(0.32)	10.07	3.36%
Year Ended October 31, 2022	10.09	0.05	(0.02)	0.03	(0.06)	(0.06)	10.06	0.30%
Year Ended October 31, 2021	10.09	–(f)	(–)(f)	(–)(f)	–(f)	–(f)	10.09	0.02%
Year Ended October 31, 2020	10.10	0.07	–(f)	0.07	(0.08)	(0.08)	10.09	0.69%
Class A1 Shares
Year Ended October 31, 2024	10.08	0.36	0.01	0.37	(0.36)	(0.36)	10.09	3.72%
Year Ended October 31, 2023	10.06	0.32	0.02	0.34	(0.32)	(0.32)	10.08	3.47%
Year Ended October 31, 2022	10.10	0.05	(0.03)	0.02	(0.06)	(0.06)	10.06	0.20%
Year Ended October 31, 2021	10.10	–(f)	(–)(f)	(–)(f)	–(f)	–(f)	10.10	0.02%
Year Ended October 31, 2020	10.10	0.03	0.05	0.08	(0.08)	(0.08)	10.10	0.79%
Institutional Class Shares
Year Ended October 31, 2024	10.02	0.38	0.01	0.39	(0.38)	(0.38)	10.03	3.98%
Year Ended October 31, 2023	10.00	0.35	0.02	0.37	(0.35)	(0.35)	10.02	3.73%
Year Ended October 31, 2022	10.04	0.07	(0.03)	0.04	(0.08)	(0.08)	10.00	0.37%
Year Ended October 31, 2021	10.03	0.01	0.01	0.02	(0.01)	(0.01)	10.04	0.21%
Year Ended October 31, 2020	10.04	0.10	(0.01)	0.09	(0.10)	(0.10)	10.03	0.94%

(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Includes interest expense that amounts to less than 0.01%.
(f)	Less than $0.005 per share.
Amounts listed as “–” are $0 or round to $0.
See accompanying Notes to Financial Statements.
38	2024 Annual Report

Financial Highlights  (concluded)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn Ultra Short Municipal Income Fund  (concluded)
Ratios/Supplemental Data
Net Assets at End of Period (000's)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(c)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover (d)

$ 154,686	0.70%(e)	0.95%(e)	3.55%	226%
104,837	0.70%(e)	0.98%(e)	3.22%	231%
123,920	0.60%(e)	0.95%(e)	0.52%	321%
161,362	0.54%(e)	0.96%(e)	0.02%	261%
263,068	0.70%(e)	0.94%(e)	0.72%	299%

280	0.70%(e)	0.87%(e)	3.55%	226%
270	0.70%(e)	0.92%(e)	3.22%	231%
261	0.60%(e)	0.89%(e)	0.52%	321%
510	0.54%(e)	0.89%(e)	0.02%	261%
558	0.70%(e)	0.90%(e)	0.34%	299%

568,263	0.45%(e)	0.69%(e)	3.80%	226%
517,955	0.45%(e)	0.74%(e)	3.46%	231%
561,780	0.44%(e)	0.71%(e)	0.71%	321%
793,264	0.45%(e)	0.71%(e)	0.11%	261%
928,424	0.45%(e)	0.71%(e)	0.98%	299%

2024 Annual Report	39

Notes to  Financial Statements
October 31, 2024

1.  Organization
abrdn Funds (the “Trust”) was organized as a statutory trust under the laws of the state of Delaware by a Certificate of Trust filed on September 27, 2007 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of October 31, 2024, the Trust had authorized an unlimited number of shares of beneficial interest (“shares”) without par value. As of October 31, 2024, the Trust operated twenty (20) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the five (5) funds listed below (each a “Fund”; collectively, the “Funds”):
•	abrdn High Income Opportunities Fund (“High Income Opportunities Fund”)
•	abrdn Infrastructure Debt Fund ("Infrastructure Debt Fund")
•	abrdn Intermediate Municipal Income Fund ("Intermediate Municipal Income Fund")
•	abrdn Short Duration High Yield Municipal Fund ("Short Duration High Yield Municipal Fund")
•	abrdn Ultra Short Municipal Income Fund ("Ultra Short Municipal Income Fund")
2.  Summary of Significant Accounting Policies
The Trust is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946 Financial Services-Investment Companies. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies conform to generally accepted accounting principles ("U.S. GAAP") in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Funds are maintained in U.S. Dollars.
a.	Security Valuation:
The Funds value their securities at current fair value, consistent with regulatory requirements. "Fair value" is defined in the Funds' Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to transact at the measurement date, also known as market value. Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees (the "Board") designated abrdn Inc. ("abrdn" or the "Adviser") as the valuation designee ("Valuation Designee") for the Funds to perform the fair value determinations relating to Fund investments for which market quotations are not readily available or deemed unreliable.
Equity securities that are traded on an exchange are valued at the last quoted sale price or the official close price on the principal exchange on which the security is traded at the “Valuation Time” subject to application, when appropriate, of the valuation factors described in the paragraph below. Under normal circumstances, the Valuation Time is as of the close of regular trading on the New York Stock Exchange ("NYSE") (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price.
In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Funds disclose the fair value of their investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1, the highest level, measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for similar assets, and Level 3, the lowest level, measurements to valuations based upon unobservable inputs that are significant to the valuation. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement.
Open-end mutual funds are valued at the respective net asset value (“NAV”) as reported by such company. The prospectuses for the registered open-end management investment companies in which a Fund invests explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. Closed-end funds and exchange-traded funds ("ETFs") are valued at the market price of the security at the Valuation Time (defined above). A security using any of these pricing methodologies is generally determined to be a Level 1 investment.
40	2024 Annual Report

Notes to  Financial Statements  (continued)
October 31, 2024

Foreign equity securities that are traded on foreign exchanges that close prior to the Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider. These valuation factors are used when pricing a Fund's portfolio holdings to estimate market movements between the time foreign markets close and the time a Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. A security that applies a valuation factor is generally determined to be a Level 2 investment because the exchange-traded price has been adjusted. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined threshold; in such case, the security is determined to be a Level 1 investment.
Long-term debt and other fixed income securities are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service provider. If there are no current day bids, the security is valued at the previously applied bid. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, and the strategies employed by the Adviser as Valuation Designee generally trade in round lot sizes. In certain circumstances, fixed income securities may be held or transactions may be conducted in smaller, “odd lot” sizes. Odd lots may trade at lower or occasionally higher prices than institutional round lot trades. Short-term debt securities (such as commercial paper and U.S. treasury bills) having a remaining maturity of 60 days or less are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service, or on the basis of amortized cost if it represents the best approximation for fair value. Debt and other fixed-income securities are generally determined to be Level 2 investments.
Short-term investments are comprised of cash and cash equivalents invested in short-term investment funds which are redeemable daily. The Funds sweep available cash into the State Street Institutional U.S. Government Money Market Fund, which has elected to qualify as a “government money market fund” pursuant to Rule 2a-7 under the 1940 Act, and has an objective, which is not guaranteed, to maintain a $1.00 per share NAV. Generally, these investment types are categorized as Level 1 investments.
Derivative instruments are generally valued according to the following procedures. Exchange traded derivatives are generally Level 1 investments and over-the-counter and centrally cleared derivatives are generally Level 2 investments. Forward currency exchange contracts are generally valued based on the current spot exchange rates and the forward exchange rate points (ex. 1-month, 3-month) that are obtained from an approved pricing agent. Based on the actual settlement dates of the forward contracts held, an interpolated value of the forward points is combined with the spot exchange rate to derive the valuation. Futures contracts are generally valued at the most recent settlement price as of NAV determination. Swap agreements are generally valued by an approved pricing agent based on the terms of the swap agreement (including future cash flows). Exchange-traded options are valued at the last quoted sales price. In the absence of a sales price, options are valued at the mean of the bid/ask price quoted at the close on the exchange on which the options trade. When market quotations or exchange rates are not readily available, or if the Adviser concludes that such market quotations do not accurately reflect fair value, the fair value of a Fund’s assets are determined in good faith in accordance with the Valuation Procedures.
In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closes before the Valuation Time), the security is valued at fair value as determined by the Valuation Designee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved by the Board. A security that has been fair valued by the Adviser may be classified as Level 2 or Level 3 depending on the nature of the inputs.
The three-level hierarchy of inputs is summarized below:
•	Level 1 - quoted prices (unadjusted) in active markets for identical investments;
•	Level 2 - other significant observable inputs (including valuation factors, quoted prices for similar securities, interest rates, prepayment speeds, and credit risk, etc.); or
•	Level 3 - significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments).
2024 Annual Report	41

Notes to  Financial Statements  (continued)
October 31, 2024

A summary of standard inputs is listed below:
Security Type	Standard Inputs
Debt and other fixed-income securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, credit quality, yield, and maturity.
Foreign equities utilizing a fair value factor	Depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security.
Forward foreign currency contracts	Forward exchange rate quotations.
The following is a summary of the inputs used as of October 31, 2024 in valuing the Funds' investments at fair value. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Please refer to the Statements of Investments for a detailed breakout of the security types:
Investments, at Value	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
High Income Opportunities Fund
Assets
Investments in Securities
Bank Loans	$–	$2,334,739	$–	$2,334,739
Corporate Bonds	–	74,553,188	–	74,553,188
Exchange-Traded Funds	585,636	–	–	585,636
Government Bonds	–	751,901	–	751,901
Short-Term Investment	5,056,903	–	–	5,056,903
Total Investments	$5,642,539	$77,639,828	$–	$83,282,367
Other Financial Instruments
Foreign Currency Exchange Contracts	$–	$308,125	$–	$308,125
Total Investment Assets	$5,642,539	$77,947,953	$–	$83,590,492
Liabilities
Other Financial Instruments
Foreign Currency Exchange Contracts	$–	$(5,233)	$–	$(5,233)
Total Investment Liabilities	$–	$(5,233)	$–	$(5,233)
Infrastructure Debt Fund
Assets
Investments in Securities
Corporate Bonds	$–	$13,249,791	$–	$13,249,791
Municipal Bonds	–	10,827,785	–	10,827,785
Total Investments	$–	$24,077,576	$–	$24,077,576
Other Financial Instruments
Foreign Currency Exchange Contracts	$–	$28,513	$–	$28,513
Total Investment Assets	$–	$24,106,089	$–	$24,106,089
42	2024 Annual Report

Notes to  Financial Statements  (continued)
October 31, 2024

Investments, at Value	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Intermediate Municipal Income Fund
Assets
Investments in Securities
Commercial Mortgage-Backed Securities	$–	$249,167	$–	$249,167
Municipal Bonds	–	42,876,789	–	42,876,789
Short-Term Investment	285,806	–	–	285,806
Total Investments	$285,806	$43,125,956	$–	$43,411,762
Total Investment Assets	$285,806	$43,125,956	$–	$43,411,762
Short Duration High Yield Municipal Fund
Assets
Investments in Securities
Commercial Mortgage-Backed Securities	$–	$747,501	$–	$747,501
Corporate Bonds	–	–	280,030	280,030
Municipal Bonds	–	98,769,220	–	98,769,220
Total Investments	$–	$99,516,721	$280,030	$99,796,751
Total Investment Assets	$–	$99,516,721	$280,030	$99,796,751
Ultra Short Municipal Income Fund
Assets
Investments in Securities
Municipal Bonds	$–	$738,808,510	$–	$738,808,510
Short-Term Investments	58,634	9,285,000	–	9,343,634
Total Investments	$58,634	$748,093,510	$–	$748,152,144
Total Investment Assets	$58,634	$748,093,510	$–	$748,152,144
Amounts listed as “–” are $0 or round to $0.
Level 3 investments held during and at the end of the year ended October 31, 2024 in relation to net assets of the High Income Opportunities Fund and Short Duration High Yield Municipal Fund were not significant (0.0% and 0.3% of total net assets, respectively) and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2024 is not presented.
The valuation technique used to value the Level 3 security in the Short Duration High Yield Municipal Fund is the Fund’s current entitlement to monies held in a secure escrow account, which is only released when all of the terms of an agreement are met.
b.	Restricted Securities:
Restricted securities are privately-placed securities whose resale is restricted under U.S. securities laws. The Funds may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A and privately-placed securities of U.S. and non-U.S. issuers offered outside the U.S. without registration pursuant to Regulation S under the Securities Act of 1933, as amended (the "1933 Act"). Rule 144A securities may be freely traded among certain qualified institutional investors, such as the Funds, but resale of such securities in the U.S. is permitted only in limited circumstances.
c.	Foreign Currency Translation:
Foreign securities, currencies and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of the Valuation Time, as provided by an independent pricing service. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective date of these transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies within the Statements of Operations.
2024 Annual Report	43

Notes to  Financial Statements  (continued)
October 31, 2024

d.	Derivative Financial Instruments:
Certain Funds are authorized to use derivatives to manage currency risk, credit risk, and interest rate risk and to replicate, or use as a substitute for, physical securities. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract. The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of Assets and Liabilities.
Forward Foreign Currency Exchange Contracts:
A forward foreign currency exchange contract ("forward contract") involves an obligation to purchase and sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are used to manage a Fund's currency exposure in an efficient manner. They are used to sell unwanted currency exposure that comes with holding securities in a market, or to buy currency exposure where the exposure from holding securities is insufficient to give the desired currency exposure either in absolute terms or relative to a particular benchmark or index. The use of forward contracts allows for the separation of investment decision-making between foreign exchange holdings and their currencies.
The forward contract is marked-to-market daily and the change in fair value is recorded by a Fund as unrealized appreciation or depreciation. Forward contracts' prices are received daily from an independent pricing provider. When the forward contract is closed, a Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. These realized and unrealized gains and losses are reported on the Statement of Operations. A Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or from unanticipated movements in exchange rates.
While a Fund may enter into forward contracts to seek to reduce currency exchange rate risks, transactions in such contracts involve certain risks. A Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in exchange rates. Thus, while a Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for a Fund than if it had not engaged in any such transactions. Moreover, there may be an imperfect correlation between a Fund’s portfolio holdings or securities quoted or denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent a Fund from achieving a complete hedge, which will expose the Fund to the risk of foreign exchange loss.
Forward contracts are subject to the risk that the counterparties to such contracts may default on their obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearing house, a default on the contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force a Fund to cover its purchase or sale commitments, if any, at the market price at the time of the default.
Futures Contracts
Certain Funds may invest in financial futures contracts (“futures contracts”) for the purpose of hedging their existing portfolio securities, or securities that a Fund intends to purchase, against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes; however, in those instances, the aggregate initial margin and premiums required to establish a Fund’s positions may not exceed 5% of a Fund’s NAV after taking into account unrealized profits and unrealized losses on any such contract into which it has entered.
Upon entering into a futures contract, a Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This payment is known as initial margin. Subsequent payments, known as “variation margin,” are calculated each day, depending on the daily fluctuations in the fair value of the underlying assets. An unrealized gain/(loss) equal to the variation margin is recognized on a daily basis. When the contract expires or is closed, the gain/(loss) is realized and is presented in the Statement of Operations as a net realized gain/(loss) on futures contracts. Futures contracts are valued daily at their last quoted sale price on the exchange on which they are traded.
A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.
There are significant risks associated with a Fund's use of futures contracts, including the following: (1) the success of a hedging strategy may depend on the ability of a Fund's investment manager and/or sub-adviser to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the movement in the price of futures contracts, interest rates and the fair value of the securities held by a Fund; (3) there may not be a liquid secondary market for a futures contract; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading
44	2024 Annual Report

Notes to  Financial Statements  (continued)
October 31, 2024

in futures contracts. In addition, should market conditions change unexpectedly, a Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.
Options
Options are instruments that provide a right to buy (call) or sell (put) a particular security or an index of securities at a fixed price within a certain time period. Options differ from forward and futures contracts in that the buyer of the option has no obligation to perform under the contract. An option is out-of-the money if the exercise price of the option is above, in the case of a call option, or below, in the case of a put option, the current price (or interest rate or yield for certain options) of the referenced security or instrument. Use of put and call options may result in losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current fair values, limit the amount of appreciation a Fund can realize on its investments or cause a Fund to hold a security it might otherwise sell.
Summary of Derivative Instruments
Certain Funds may use derivatives for various purposes as noted above. The following is a summary of the fair value of derivative instruments, not accounted for as hedging instruments, as of October 31, 2024:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other	Total
High Income Opportunities Fund
Assets:
Unrealized appreciation on:
Forward Foreign Currency Exchange Contracts	$–	$308,125	$–	$–	$–	$–	$308,125
Total	$–	$308,125	$–	$–	$–	$–	$308,125
Liabilities:
Unrealized depreciation on:
Forward Foreign Currency Exchange Contracts	$–	$5,233	$–	$–	$–	$–	$5,233
Total	$–	$5,233	$–	$–	$–	$–	$5,233
Infrastructure Debt Fund
Assets:
Unrealized appreciation on:
Forward Foreign Currency Exchange Contracts	$–	$28,513	$–	$–	$–	$–	$28,513
Total	$–	$28,513	$–	$–	$–	$–	$28,513
Amounts listed as “–” are $0 or round to $0.
Certain funds have transactions that may be subject to enforceable master netting arrangements. A reconciliation of the gross amounts on the Statements of Assets and Liabilities as of October 31, 2024 to the net amounts by broker and derivative type, including any collateral received or pledged, is included in the following tables:
2024 Annual Report	45

Notes to  Financial Statements  (continued)
October 31, 2024

		Gross Amounts Not Offset in the Statement of Assets and Liabilities				Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Assets Presented in Statement of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amount	Gross Amounts of Liabilities Presented in Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Description	Assets				Liabilities
High Income Opportunities Fund
Foreign Currency Exchange Contracts
Barclays Bank PLC	$963	$(963)	$–	$–	$3,941	$(963)	$–	$2,978
Citibank N.A.	–	–	–	–	855	–	–	855
Deutsche Bank AG	170,715	–	–	170,715	–	–	–	–
HSBC Bank PLC	132,914	–	–	132,914	–	–	–	–
Royal Bank of Canada	2,057	–	–	2,057	–	–	–	–
UBS AG	1,476	(437)	–	1,039	437	(437)	–	–
Amounts listed as “–” are $0 or round to $0.

		Gross Amounts Not Offset in the Statement of Assets and Liabilities				Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Assets Presented in Statement of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amount	Gross Amounts of Liabilities Presented in Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Description	Assets				Liabilities
Infrastructure Debt Fund
Foreign Currency Exchange Contracts
HSBC Bank PLC	$28,513	$–	$–	$28,513	$–	$–	$–	$–
Amounts listed as “–” are $0 or round to $0.
The following is a summary of the effect of derivative instruments on the Statement of Operations for the year ended October 31, 2024:
	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
High Income Opportunities Fund
Realized Gain/(Loss) on Derivatives Recognized as a Result of Operations:
Forward Currency Contracts	$–	$(694,803)	$–	$–	$–	$(694,803)
Total	$–	$(694,803)	$–	$–	$–	$(694,803)
46	2024 Annual Report

Notes to  Financial Statements  (continued)
October 31, 2024

	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Net Change in Unrealized Appreciation/Depreciation on Derivatives Recognized as a Result of Operations:
Forward Currency Contracts	$–	$212,053	$–	$–	$–	$212,053
Total	$–	$212,053	$–	$–	$–	$212,053
Infrastructure Debt Fund
Realized Gain/(Loss) on Derivatives Recognized as a Result of Operations:
Forward Currency Contracts	$–	$(85,406)	$–	$–	$–	$(85,406)
Total	$–	$(85,406)	$–	$–	$–	$(85,406)
Net Change in Unrealized Appreciation/Depreciation on Derivatives Recognized as a Result of Operations:
Forward Currency Contracts	$–	$16,016	$–	$–	$–	$16,016
Total	$–	$16,016	$–	$–	$–	$16,016
Amounts listed as “–” are $0 or round to $0.
The table below summarizes the weighted average values of derivatives holdings by the Funds during the fiscal year ended October 31, 2024.
Derivative	Average Notional Value
High Income Opportunities Fund
Foreign Currency Contracts Purchased	$2,739,431
Foreign Currency Contracts Sold	$19,969,324
Infrastructure Debt Fund
Foreign Currency Contracts Purchased	$382,529
Foreign Currency Contracts Sold	$2,238,433
e.	Security Transactions, Investment Income and Expenses:
Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income and corporate actions are recorded generally on the ex-date, except for certain dividends and corporate actions which may be recorded after the ex-date, as soon as a Fund acquires information regarding such dividends or corporate actions.
Interest income and expenses are recorded on an accrual basis. Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among the relevant Funds based on net assets of each Fund as of the month end. For each of the Funds, the method for allocating income, fund level expenses, and realized and unrealized gains or losses to a class is based on the total net asset value of that class’s shares in proportion to the total net assets of the relevant Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.
f.	Distributions:
Distributions from net investment income, if any, are declared daily and paid monthly for the Intermediate Municipal Income Fund, Short Duration High Yield Municipal Fund and the Ultra Short Municipal Income Fund. Distributions from net investment income, if any, are declared and paid monthly for the High Income Opportunities Fund and the Infrastructure Debt Fund. The Funds will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Dividends and distributions to shareholders are recorded on the ex-dividend date.
2024 Annual Report	47

Notes to  Financial Statements  (continued)
October 31, 2024

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatment for foreign currencies and loss deferrals.
g.	Federal Income Taxes:
Each Fund intends to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Funds from all federal income taxes. Therefore, no federal income tax provision is required. Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Funds' U.S. federal and state tax returns for each of the most recent four fiscal years up to the most recent fiscal year ended October 31, 2024 are subject to such review.
Each Fund may recognize interest and penalties related to tax items, including uncertain tax positions, within interest expense and other expenses respectively. No interest expense or penalties related to taxation have been recognized as of and for the year ended October 31, 2024.
h.	Foreign Withholding Tax:
Interest income from non-U.S. sources received by the Funds are generally subject to non-U.S. withholding taxes and are recorded on the Statements of Operations. The Funds file for tax reclaims for the refund of such withholdings taxes according to tax treaties. Tax reclaims that are deemed collectible are booked as tax reclaim receivable on the Statements of Assets and Liabilities. Foreign tax authorities can examine previously filed withholding tax reclaims for various periods of time, depending on the statute of limitations in each foreign jurisdiction. In some cases, amounts that have been refunded by foreign tax authorities and received by the Funds are still subject to such review.
In addition, the Funds may be subject to capital gains tax in certain countries in which they invest. The above taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties with some of these countries. The Funds accrue such taxes when the related income is earned.
In addition, when the Funds sell securities within certain countries in which they invest, the capital gains realized may be subject to tax. Based on these market requirements and as required under U.S. GAAP, the Funds accrue deferred capital gains tax on securities currently held that have unrealized appreciation within these countries. The amount of deferred capital gains tax accrued is reported on the Statements of Operations as part of the Net Change in Unrealized Appreciation/Depreciation on Investments.
i.	Securities Lending:
Through an agreement with Securities Finance Trust Company as the Lending Agent and State Street Bank and Trust Company (the Funds’ custodian, "State Street"), the Funds may lend their portfolio securities to brokers, dealers and other financial institutions that pay a negotiated fee in order to generate additional income. The Funds receive non-cash collateral in the form of U.S. Government Securities, with respect to each loan of U.S. securities, typically equal to at least 102% of the value of the portfolio securities loaned, and, with respect to each loan of non-U.S. securities, typically equal to at least 105% of the value of the portfolio securities loaned, and at all times thereafter require the borrower to mark to market such collateral on a daily basis so that the fair value of such collateral does not fall below 100% of the fair value of the portfolio securities so loaned.
Income generated from securities lending includes the difference between (i) the sum of income received from the investment of collateral received from the borrowers that are counterparties to loans, loan fees received from loans, and fees paid by borrower on loans collateralized with collateral other than cash collateral; and ii) any rebate paid to a borrower, and any other allocable fees and expenses in connection with loans of securities. All income is accrued daily and is apportioned 90% to the Funds and 10% to the Lending Agent.
The Funds continue to own the loaned securities and continue to recognize unrealized gains and losses on the securities on loan. However, securities lending involves certain risks, including the event of default or insolvency of the borrower, and possible delays or restrictions upon a Fund’s ability to recover the loaned securities or dispose of the collateral for the loan. Securities on loan are noted within the Statement of Investments. Non-cash securities lending collateral held by the Lending Agent on behalf of the Funds cannot be sold or repledged by the Funds and therefore, this amount is not presented on the Funds’ Statements of Investments.
For the fiscal year ended October 31, 2024, no lending activity took place.
48	2024 Annual Report

Notes to  Financial Statements  (continued)
October 31, 2024

3.  Agreements and Transactions with Affiliates
a.	Investment Adviser:
Under the Investment Advisory Agreements with the Trust, the Adviser manages the Funds in accordance with the policies and procedures established by the Board.
For services provided under the terms of the current Investment Advisory Agreements, each Fund pays the Adviser an annual management fee (as a percentage of its average daily net assets) paid monthly according to the following schedule:

Fund	Fee Schedule
High Income Opportunities Fund	Up to $500 million	0.550%
	$500 million up to $1 billion	0.525%
	On $1 billion and more	0.500%
Infrastructure Debt Fund	Up to $500 million	0.500%
	$500 million up to $1 billion	0.475%
	On $1 billion and more	0.450%
Intermediate Municipal Income Fund	Up to $250 million	0.425%
	$250 million up to $1 billion	0.375%
	On $1 billion and more	0.355%
Short Duration High Yield Municipal Fund	Up to $250 million	0.550%
	On $250 million and more	0.500%
Ultra Short Municipal Income Fund	On all assets	0.400%
The Adviser has engaged the services of affiliate abrdn Investments Limited (on behalf of Infrastructure Debt Fund) as subadviser (the “Subadviser”) pursuant to sub-advisory agreements. The Subadviser manages a portion of the applicable Fund’s investments and has the responsibility for making all investment decisions for the portion of such Fund’s assets they manage. Pursuant to the subadvisory agreements, the Adviser pays fees to the Subadviser, if any.
The Trust and abrdn have entered into written contracts (“Expense Limitation Agreements”) limiting operating expenses for all classes of the Funds from exceeding the amounts listed in the tables below. For each Fund, this contractual limitation may not be terminated before February 28, 2025 without the approval of the Trustees who are not “interested persons” of the Trust, as such term is defined by the 1940 Act (the “Independent Trustees”). For the High Income Opportunities Fund and the Infrastructure Debt Fund this contractual limitation may not be terminated before February 28, 2025 without the approval of the Independent Trustees. For the Intermediate Municipal Income Fund and the Infrastructure Debt Fund, this limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses, Rule 12b-1 fees, administrative services fees, transfer agent out-of-pocket expenses for Class A shares, Class R shares and Institutional Service Class shares and extraordinary expenses. The Expense Limitation Agreement with respect to the High Income Opportunities Fund limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses, and Rule 12b-1 fees for Class A shares and extraordinary expenses. The Expense Limitation Agreements with respect to the Short Duration High Yield Municipal Fund and Ultra Short Municipal Income Fund includes Rule 12b-1 Fees, but excludes certain expenses, including any interest, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses.
Fund	Limit
High Income Opportunities Fund	0.70%
Infrastructure Debt Fund	0.65%
Intermediate Municipal Income Fund	0.50%

Fund	Class A Limit	Class A1 Limit	Class C Limit	Institutional Class Limit
Short Duration High Yield Municipal Fund	0.90%	–	1.65%	0.65%
Ultra Short Municipal Income Fund	0.70%	0.70%	–	0.45%
Amounts listed as “–” are $0 or round to $0.
2024 Annual Report	49

Notes to  Financial Statements  (continued)
October 31, 2024

abrdn may request and receive reimbursement from a Fund of the advisory fees waived and other expenses reimbursed pursuant to the Expense Limitation Agreements as of a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses; provided that the following requirements are met: the reimbursements do not cause a class to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Adviser, and the payment of such reimbursement is approved by the Board on a quarterly basis (the “Reimbursement Requirements”).  Except as provided for in the Expense Limitation Agreements, reimbursement of amounts previously waived or assumed by abrdn is not permitted.
As of October 31, 2024, to the extent the Reimbursement Requirements are met, the cumulative potential reimbursements to abrdn for each Fund, based on expenses reimbursed by abrdn, including adjustments described above, would be:
Fund	Amount Fiscal Year 2022 (Expires 10/31/25)	Amount Fiscal Year 2023 (Expires 10/31/26)	Amount Fiscal Year 2024 (Expires 10/31/27)	Total*
High Income Opportunities Fund	$439,426	$310,592	$276,578	$1,026,596
Infrastructure Debt Fund	507,424	201,396	195,052	903,872
Intermediate Municipal Income Fund	206,321	215,294	198,526	620,141
Short Duration High Yield Municipal Fund	760,410	448,911	303,775	1,513,096
Ultra Short Municipal Income Fund	2,289,342	1,869,917	1,620,129	5,779,388

*	Amounts reported are due to expire throughout the respective 3-year expiration period presented above.
In accordance with the Funds’ Expense Limitation Agreements and criteria, as described above, the Adviser did not recapture any expenses for which it previously reimbursed the Funds. Accordingly, at October 31, 2024, the Funds did not have liabilities payable to the Adviser for recapture of previously reimbursed expenses.
b.	Fund Administration:
Under the terms of the Fund Administration Agreement, abrdn provides various administrative and accounting services, including daily valuation of the Funds' shares, preparation of financial statements, tax returns, regulatory reports, and presentation of quarterly reports to the Board. For services provided pursuant to the Fund Administration Agreement, the Trust pays abrdn an annual fee of 0.08% based on the Trust’s average daily net assets. The fee is then allocated proportionately among all funds within the Trust (including the Funds) in relation to the average daily net assets of each fund. This asset-based fee is subject to an annual minimum fee based on the number of funds served. Pursuant to a sub-administration agreement with abrdn, State Street provides sub-administration services with respect to the Funds. abrdn pays State Street for providing such services.
c.	Distributor and Shareholder Servicing:
The Trust and Aberdeen Fund Distributors, LLC (the “Distributor”) are parties to the current Underwriting Agreement (the “Underwriting Agreement”) whereby the Distributor acts as principal underwriter for the Trust’s shares.
The Trust has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to certain classes of shares. The Plan permits the Funds to compensate the Distributor, for expenses associated with the distribution-related and/or shareholder services provided by such entities. These fees are paid to the Distributor and are either kept or paid to shareholders’ financial advisors or other intermediaries for distribution and shareholder services. Although actual distribution expenses may be more or less, under the Plan, the Funds pay the Distributor an annual fee of the following amounts, based on the total net assets of each, respective class:

Fund	Class A Shares	Class A1 Shares	Class C Shares(a)
High Income Opportunities Fund	0.25%	–	–
Infrastructure Debt Fund	0.25%	–	–
Intermediate Municipal Income Fund	0.25%	–	–
Short Duration High Yield Municipal Fund	0.25%	–	1.00%
50	2024 Annual Report

Notes to  Financial Statements  (continued)
October 31, 2024

Fund	Class A Shares	Class A1 Shares	Class C Shares(a)
Ultra Short Municipal Income Fund	0.25%	0.25%	–
Amounts listed as “–” are 0% or round to 0%.
(a)	0.25% of which is service fees.
The Adviser or an affiliate of the Adviser may pay additional amounts from its own resources to dealers or other financial intermediaries, for aid in distribution or for aid in providing administrative services to shareholders.
Pursuant to the current Underwriting Agreement, the Distributor will also receive the proceeds of contingent deferred sales charges (“CDSCs”) of 1.00% imposed on certain redemptions of Class C (and up to 1.00% for certain Class A) shares.
The Distributor re-allows to dealer 2.50% of sales charges on Class A shares of the High Income Opportunities Fund and Infrastructure Debt Fund; 2.00% of sales charges on Class A shares of the Intermediate Municipal Income Fund and Short Duration High Yield Municipal Fund; and 0.50% of sales charges on Class A1 of the Ultra Short Municipal Income Fund. In addition, the Distributor or Adviser may compensate broker dealers or financial intermediaries for sales of Class C shares from its own resources at the rate of 1.00% on sales of Class C shares, which have a maximum CDSC of 1.00% (the CDSC assessed on sales within one year of purchase). The amount the Distributor retained for commissions from front-end sales charges and CDSC fees for the fiscal year ended October 31, 2024 was as follows:
Fund	Commissions Retained from Front-End Sales Charges of Class A Shares	Commissions Retained from CDSC Fees of Class C (Certain Class A) Shares
High Income Opportunities Fund	$236	$–
Infrastructure Debt Fund	50	–
Intermediate Municipal Income Fund	32	2
Short Duration High Yield Municipal Fund	20	58
Ultra Short Municipal Income Fund	–	–
Total Retained	$338	$ 60
Amounts listed as “–” are $0 or round to $0.
d.	Administrative Services Fees/Transfer Agent Out-of-Pocket Expenses
The Funds may pay and/or reimburse administrative services fees/sub-transfer agent expenses to certain broker-dealers and financial intermediaries who provide administrative support services to beneficial shareholders on behalf of the Funds (sometimes referred to as “sub-transfer agency fees”), subject to certain limitations approved by the Board. These fees may be in addition to Rule 12b-1 fees. Sub-transfer agency fees generally include, but are not limited to, costs associated with recordkeeping, networking, sub-transfer agency or other administrative or shareholder services.
Class A, Class A1, Class R and Institutional Service Class shares of the Funds pay for such services pursuant to an Administrative Services Plan adopted by the Board. Under the Administrative Services Plan, a Fund may pay a broker-dealer or other intermediary a maximum annual sub-transfer agent and administrative services fee of 0.25% for Class A, Class A1, Class R and Institutional Service Class shares. Under an amendment to the Administrative Services Plan that is in effect until at least February 28, 2025, the administrative service fee is limited to a maximum of 0.15% for contracts with fees that are calculated as a percentage of Fund assets and a maximum of $16 per account for contracts with fees that are calculated on a dollar per account basis; however, many intermediaries do not charge the maximum permitted fee or even a portion thereof. Class C and Institutional Class shares may also pay for the services described above directly as these classes are not subject to an Administrative Services Plan.
2024 Annual Report	51

Notes to  Financial Statements  (continued)
October 31, 2024

The aggregate amount of sub-transfer agent and administrative service fees paid during the fiscal year ended October 31, 2024 was as follows:

Fund	Class A	Class A1	Institutional Service	Institutional
High Income Opportunities Fund	$70,721	$–	$–	$16,394
Infrastructure Debt Fund	11,283	–	5,062	15,214
Intermediate Municipal Income Fund	1,514	–	–	13,396
Short Duration High Yield Municipal Fund	4,062	–	–	52,920
Ultra Short Municipal Income Fund	114,829	16	–	430,238
Amounts listed as “–” are $0 or round to $0.
e.	Purchase/Sale Transactions Between Affiliates
The Funds are permitted to buy or sell securities with funds that have a common investment adviser (or investment advisers which are affiliates) under specific procedures which have been approved by the Board. The procedures are designed to satisfy the requirements of Rule 17a-7 of the Investment Company Act of 1940 (“Rule 17a-7”). During the year ended October 31, 2024, the Funds did not engage in any of these trades.
4.  Investment Transactions
Purchases and sales of securities (excluding short-term securities) for the fiscal year ended October 31, 2024, were as follows:
Fund	Purchases	Sales
High Income Opportunities Fund	$90,443,537	$100,050,242
Infrastructure Debt Fund	13,780,743	17,520,648
Intermediate Municipal Income Fund	31,547,031	33,486,925
Short Duration High Yield Municipal Fund	105,480,680	125,615,797
Ultra Short Municipal Income Fund	1,540,778,175	1,448,763,152
5.  Portfolio Investment Risks
a.	Active Management Risk
Each Fund is subject to the risk that the Adviser or Subadviser (as applicable) may make poor security selections. The Adviser, Subadviser and their portfolio managers apply their own investment techniques and risk analyses in making investment decisions for a Fund and there can be no guarantee that these decisions will achieve the desired results for a Fund. In addition, the Adviser or Subadviser may select securities that underperform the relevant market or other funds with similar investment objectives and strategies.
b.	Auction Rate Securities Risk
The Intermediate Municipal Income Fund, Short Duration High Yield Municipal Fund and Ultra Short Municipal Income Fund (the “Municipal Funds”) may buy or sell auction rate securities. Auction rate securities are variable rate bonds whose interest rates are reset at specified intervals through a “Dutch” auction process. A “Dutch” auction is a competitive bidding process designed to determine a single uniform clearing rate that enables purchases and sales of the auction rate securities to take place at par. All accepted bids and holders of the auction rate securities receive the same rate. Auction rate securities holders rely on the liquidity generated by the auction. There is a risk that an auction will fail due to insufficient demand for the securities. If an auction fails, an auction rate security may become illiquid until a subsequent successful auction is conducted, the issuer redeems the issue, or a secondary market develops.
c.	Bank Loan Risk
The High Income Opportunities Fund and Infrastructure Debt Fund may buy or sell bank loans. There are some risks associated with an investment in bank loans including credit risk, interest rate risk, illiquid securities risk, and prepayment risk. There is also the possibility that the collateral securing a loan, if any, may be difficult to liquidate or be insufficient to cover the amount owed under the loan. Bank loans have significantly longer settlement periods (e.g., longer than seven days) than more traditional investments resulting in the proceeds from the sale
52	2024 Annual Report

Notes to  Financial Statements  (continued)
October 31, 2024

of such loans not being readily available to make additional investments or to meet a Fund’s redemption obligations. In addition, loans are not registered under the federal securities laws like stocks and bonds, so investors in loans have less protection against improper practices than investors in registered securities. These risks could cause a Fund to lose income or principal on a particular investment, which in turn could affect a Fund’s returns.
d.	Cybersecurity Risk
Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause each Fund, the Adviser and/or their service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.
e.	Derivatives Risk (including Options, Futures and Swaps)
The High Income Opportunities Fund and Infrastructure Debt Fund are subject to Derivatives Risk. Derivatives are speculative and may hurt the Fund’s performance. The potential benefits to be derived from the Fund’s options, futures and derivatives strategy are dependent upon the portfolio managers’ ability to discern pricing inefficiencies and predict trends in these markets, which decisions could prove to be inaccurate.
Speculative Exposure Risk. To the extent that a derivative or practice is not used as a hedge, the Fund is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative’s original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.
Hedged Exposure Risk. Losses generated by a derivative or practice used by the Fund for hedging purposes should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.
Correlation Risk. The Fund is exposed to the risk that changes in the value of a hedging instrument will not match those of the investment being hedged.
Counterparty Risk. Derivative transactions depend on the creditworthiness of the counterparty and the counterparty’s ability to fulfill its contractual obligations.
Other Derivatives Risks. Fixed income derivatives are subject to interest rate risk. In addition, certain derivatives may be subject to illiquid securities risk, mispricing or valuation complexity, market risk and management risk. The Fund may need to sell portfolio securities at inopportune times to satisfy margin or payment obligations under derivatives investments. Changes in regulation relating to the Fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance.
f.	Emerging Markets Risk
Emerging markets are countries generally considered to be relatively less developed or industrialized, and investments in emerging markets countries are subject to a magnification of the risks that apply to foreign investments. These risks are greater for securities of companies in emerging markets countries because the countries may have less stable governments, more volatile currencies and less established markets (see “Foreign Securities Risk” below).
g.	ESG Integration Risk
To the extent ESG (Environmental, Social and Governance) factors are used to evaluate investments, the consideration of such factors may adversely affect a Fund’s performance. Not every ESG factor may be identified or evaluated for every investment. ESG characteristics are not the only factors considered and, as a result, the issuers in which a Fund invests may not be issuers with favorable ESG characteristics or high ESG ratings. The application of ESG factors may result in a Fund performing differently than its benchmark index and other funds in its peer group that do not consider ESG factors or consider different ESG factors.
h.	Fixed Income Securities Risk
Fixed income securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. The value of a fixed income security may also fall due to specific conditions that affect a particular sector of the securities market or a particular issuer. Fixed income securities are subject to, among other risks, credit risk, extension risk, issuer risk, interest rate risk, market risk and prepayment risk.
2024 Annual Report	53

Notes to  Financial Statements  (continued)
October 31, 2024

i.	Foreign Currency Exposure Risk
The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact a Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Adviser are unsuccessful.
j.	Foreign Securities Risk
Foreign countries in which a Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of a Fund’s investments may decline because of factors such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.
k.	Green, Social and Sustainability Bond Risk
The Infrastructure Debt Fund’s performance may differ from the performance of other funds that do not invest green, social and sustainability bonds because the Fund’s investment strategy may select or exclude securities of certain issuers for reasons in addition to performance. Investing in green, social and sustainability bonds is qualitative and subjective by nature, and there is no guarantee that the factors utilized by the Adviser or any judgment exercised by the Adviser will reflect the opinions of any particular investor.
l.	High-Yield Bonds and Other Lower-Rated Securities Risk
A Fund’s investments in high-yield bonds (commonly referred to as “junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. Investments in high-yield bonds are speculative and issuers of these securities are generally considered to be less financially secure and less able to repay interest and principal than issuers of investment-grade securities. Prices of high-yield bonds tend to be very volatile. These securities are less liquid than investment-grade debt securities and may be difficult to price or sell, particularly in times of negative sentiment toward high-yield securities.
m.	Illiquid Securities Risk
Illiquid securities are assets that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the fair value of the asset. An inability to sell a portfolio position can adversely affect a Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Illiquid securities and relatively less liquid securities may also be difficult to value.
The Adviser employs procedures and tests using third-party and internal data inputs that seek to assess and manage the liquidity of a Fund’s portfolio holdings. These procedures and tests take into account a Fund’s investment strategy and liquidity of portfolio investments during both normal and foreseeable stressed conditions, cash-flow projections during both normal and reasonably foreseeable stressed conditions, relevant market, trading and other factors, and monitor whether liquidity should be adjusted based on changed market conditions. These procedures and tests are designed to assist a Fund in determining its ability to meet redemption requests in various market conditions. In light of the dynamic nature of markets, there can be no assurance that these procedures and tests will enable a Fund to ensure that it has sufficient liquidity to meet redemption requests.
n.	Impact of Large Redemptions and Purchases of Fund Shares
Occasionally, shareholders may make large redemptions or purchases of Fund shares, which may cause a Fund to have to sell securities or invest additional cash. These transactions may adversely affect the Fund’s performance and increase transaction costs. In addition, large redemption requests may exceed the cash balance of a Fund and result in credit line borrowing fees and/or overdraft charges to a Fund until the sales of portfolio securities necessary to cover the redemption request settle.
o.	Infrastructure-Related Investments Risk
Because the Infrastructure Debt Fund concentrates its investments in infrastructure-related entities, the Fund has greater exposure to the potential adverse economic, regulatory, political and other changes affecting such entities. Infrastructure related entities are subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, costs associated with environmental and other regulations, the effects of economic slowdown and surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy
54	2024 Annual Report

Notes to  Financial Statements  (continued)
October 31, 2024

conservation policies and other factors. Additionally, infrastructure-related entities may be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to customers, service interruption due to environmental, operational or other mishaps, the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards.
p.	Interest Rate Risk
Each Fund’s fixed income investments are subject to interest rate risk, which generally causes the value of a fixed income portfolio to decrease when interest rates rise resulting in a decrease in each Fund’s net assets. Interest rate fluctuations tend to have a greater impact on fixed income-securities with a greater time to maturity and/or lower coupon. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. In periods of market volatility, the fair values of fixed income securities may be more sensitive to changes in interest rates. The Fund may be subject to greater interest rate risk due to changing interest rate environment and the effect of potential government monetary and fiscal policy initiatives and resulting market reaction to those initiatives.
q.	Issuer Risk
The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.
r.	Market Risk
Deteriorating market conditions might cause a general weakness in the market that reduces the prices, or yield, of securities in that market. Developments in a particular class of bonds or the stock market could also adversely affect a Fund by reducing the relative attractiveness of bonds or stocks as an investment. Also, to the extent that a Fund emphasizes bonds or stocks from any given industry, it could be hurt if that industry does not do well. Additionally, a Fund could lose value if the individual stocks in which it maintains long positions and/or the overall stock markets on which the stocks trade decline in price. In addition, a Fund that engages in short sales could lose value if the individual stocks which they sell short increase in price. Stocks and stock markets may experience short-term volatility (price fluctuation) as well as extended periods of price decline or increase. Individual stocks are affected by many factors, including:
•	corporate earnings;
•	production;
•	management;
•	sales; and
•	market trends, including investor demand for a particular type of stock, such as growth or value stocks, small or large stocks, or stocks within a particular industry.
Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, the fluctuation of other stock markets around the world, and financial, economic and other global market developments and disruptions, such as those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies and natural/environmental disasters. In addition, any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the world economy, which in turn could adversely affect the Fund’s investments.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and governmental and quasi-governmental authorities and regulators throughout the world have responded to serious economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and interest rate hikes or reductions. The impact of these policies and legislative changes on the markets, and the practical implications for market participants, may not be fully known for some time. A reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely impact a Fund’s investments. The current market environment could make identifying investment risks and opportunities especially difficult for the Adviser.
Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not a Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected by such events.
s.	Municipal Securities Risk
The Infrastructure Debt Fund and the Municipal Funds are subject to municipal securities risk. Municipal bonds can be significantly affected by political and economic changes, including inflation, as well as uncertainties in the municipal market related to taxation, legislative changes, or
2024 Annual Report	55

Notes to  Financial Statements  (continued)
October 31, 2024

the rights of municipal security holders. Municipal bonds have varying levels of sensitivity to changes in interest rates. Interest rate risk is generally lower for shorter-term municipal bonds and higher for long term municipal bonds.
Municipal Bond Tax Risk. A municipal bond that is issued as tax-exempt may later be declared to be taxable. In addition, if the federal income tax rate is reduced, the value of the tax exemption may be less valuable, causing the value of a municipal bond to decline.
Municipal Market Volatility and Illiquidity Risk. The municipal bond market can be volatile, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. During times of reduced market liquidity, a Fund may not be able to readily sell bonds without the sale significantly changing the fair value of the bond. If the Fund needed to sell large blocks of bonds to meet shareholder redemption requests or to raise cash, those sales could further reduce the bonds’ prices.
Municipal Sector Risk. From time to time, a Fund may invest a substantial amount of its assets in municipal securities whose interest is paid solely from revenues of similar projects. If a Fund concentrates its investments in this manner, it assumes the economic risks relating to such projects and any adverse changes to such projects may have a significant negative impact on the Fund’s investment performance.
t.	Portfolio Turnover Risk
The High Income Opportunities Fund, Short Duration High Yield Municipal Fund and Ultra Short Municipal Income Fund may engage in active and frequent trading of portfolio securities to achieve their investment objectives. High portfolio turnover may result in greater transaction costs which may reduce Fund performance. The sale of Fund portfolio securities may also result in greater realization and/or distribution to shareholders of gains or losses as compared to a fund with less active trading, which may include short-term gains taxable at ordinary income tax rates.
u.	Private Placements and Other Restricted Securities Risk
The High Income Opportunities Fund and Short Duration High Yield Municipal Fund are subject to Private Placements Risk. Investments in private placements and other restricted securities, including Regulation S Securities and Rule 144A Securities, could have the effect of increasing the Fund’s level of illiquidity. Private placements and restricted securities may be less liquid than other investments because such securities may not always be readily sold in broad public markets and the Fund might be unable to dispose of such securities promptly or at prices reflecting their true value.
v.	Sector Risk
To the extent that a Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.
w.	Sovereign Debt Risk
The High Income Opportunities Fund is subject to Sovereign Debt Risk. Periods of economic and political uncertainty may result in the illiquidity and increased price volatility of a foreign government’s debt securities held by the Fund and impact an issuer’s ability and willingness to pay interest or repay principal when due. The Fund may have limited recourse to compel payment in the event of a default. A foreign government’s default on its debt securities may cause the value of securities held by the Fund to decline significantly.
x.	Tender Option Bonds Risk
The Municipal Funds are subject to Tender Option Bonds Risk. Tender option bonds are synthetic floating-rate or variable-rate securities issued when long-term bonds are purchased in the primary or secondary market and then deposited into a trust. Tender option bonds may be considered derivatives, and may expose the Fund to the same risks as investments in derivatives, as well as risks associated with leverage, especially the risk of increased volatility.
y.	Tobacco Related Bonds Risk
The Short Duration High Yield Municipal Fund is subject to Tobacco Related Bonds Risk. In 1998, the largest U.S. tobacco manufacturers reached an out of court agreement, the Master Service Agreement ("MSA"), to settle claims against them by 46 states and six other U.S. jurisdictions. The tobacco manufacturers agreed to make annual payments to the government entities in exchange for the release of all litigation claims. A number of the states have sold bonds that are backed by those future payments. The Funds may invest in two types of those bonds: (i) bonds that make payments only from a state’s interest in the MSA and (ii) bonds that make payments from both the MSA revenue and from an “appropriation pledge” by the state. An “appropriation pledge” requires the state to pass a specific periodic
56	2024 Annual Report

Notes to  Financial Statements  (continued)
October 31, 2024

appropriation to make the payments and is generally not an unconditional guarantee of payment by a state. The MSA settlement payments are based on factors, including, but not limited to, annual domestic cigarette shipments, cigarette consumption, inflation and the financial capability of participating tobacco companies. Payments could be reduced if consumption decreases, if market share is lost to non-MSA manufacturers, or if there is a negative outcome in litigation regarding the MSA.
z.	U.S. Government Securities Risk
Securities issued by U.S. Government agencies or government sponsored entities may not be guaranteed by the U.S. Treasury. The U.S. Government does not guarantee the net asset value of a Fund’s shares.
aa.	Valuation Risk
The price that a Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The ability to value a Fund's investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
bb.	Variable and Floating Rate Securities Risk
Certain Funds are subject to Variable and Floating Rate Securities Risk. For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit the Fund, depending on the interest rate environment or other circumstances. Variable rate demand obligations (“VRDOs”) are floating rate securities that combine an interest in a long term municipal bond with a right to demand payment before maturity from a bank or other financial institution. If the bank or financial institution is unable to pay, the Fund may lose money.
cc.	Yield Risk
The High Income Opportunities Fund and Ultra Short Municipal Income Fund are subject to Yield Risk. The amount of income received by the Fund will go up or down depending on day-to-day variations in short-term interest rates, and when interest rates are very low the Fund’s expenses could absorb all or a significant portion of the Fund’s income. If interest rates increase, the Fund’s yield may not increase proportionately. For example, the Adviser may discontinue any temporary voluntary fee limitation or recoup amounts previously waived and/or reimbursed.
Please read the Funds' prospectuses for more detailed information regarding these and other risks.
6.  Contingencies
In the normal course of business, the Funds may provide general indemnifications pursuant to certain contracts and organizational documents. The Funds' maximum exposure under these arrangements is dependent on future claims that may be made against the Funds, and therefore, cannot be estimated; however, the Funds expect the risk of loss from such claims to be remote.
7.  Tax Information
As of October 31, 2024, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) for each Fund were as follows:
Fund	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
High Income Opportunities Fund	$84,152,581	$2,383,670	$(2,950,992)	$(567,322)
Infrastructure Debt Fund	23,609,480	696,897	(200,288)	496,609
Intermediate Municipal Income Fund	43,259,476	617,962	(465,676)	152,286
Short Duration High Yield Municipal Fund	105,908,714	1,254,144	(7,366,107)	(6,111,963)
Ultra Short Municipal Income Fund	748,185,139	112,189	(145,184)	(32,995)
2024 Annual Report	57

Notes to  Financial Statements  (continued)
October 31, 2024

The tax character of distributions during the fiscal year ended October 31, 2024 was as follows (total distributions paid may differ from the Statements of Changes in Net Assets because for tax purposes dividends are recognized when actually paid):
Distributions paid from
Fund	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Return of Capital	Total Distributions Paid
High Income Opportunities Fund	$5,175,909	$–	$5,175,909	$–	$253,595	$5,429,504
Infrastructure Debt Fund	1,502,037	–	1,502,037	–	–	1,502,037
Intermediate Municipal Income Fund	21,026	–	21,026	1,713,279	–	1,734,305
Short Duration High Yield Municipal Fund	23,137	–	23,137	3,636,771	–	3,659,908
Ultra Short Municipal Income Fund	18,857	–	18,857	25,197,595	–	25,216,452
Amounts listed as “–” are $0 or round to $0.
The tax character of distributions during the fiscal year ended October 31, 2023 was as follows (total distributions paid may differ from the Statements of Changes in Net Assets because for tax purposes dividends are recognized when actually paid):
Distributions paid from
Fund	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Return of Capital	Total Distributions Paid
High Income Opportunities Fund	$7,305,908	$–	$7,305,908	$–	$101,762	$7,407,670
Infrastructure Debt Fund	295,516	–	295,516	–	–	295,516
Intermediate Municipal Income Fund	12,366	–	12,366	1,550,753	–	1,563,119
Short Duration High Yield Municipal Fund	62,543	–	62,543	3,984,970	–	4,047,513
Ultra Short Municipal Income Fund	24,357	–	24,357	21,779,502	–	21,803,859
Amounts listed as “–” are $0 or round to $0.
As of October 31, 2024, the components of accumulated earnings/(deficit) on a tax basis were as follows:
Fund	Undistributed Tax Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Late Year Ordinary and Post-October Capital Loss Deferrals	Other Temporary Differences	Unrealized Appreciation/ (Depreciation)*	Accumulated Capital and Other Losses**	Total Accumulated Earnings/ (Deficit)
High Income Opportunities Fund	$–	$–	$–	$–	$–	$–	$(332,051)	$(955,663)	$(248,757,659)	$(250,045,373)
Infrastructure Debt Fund	–	234,453	–	–	–	–	–	496,632	(8,159,809)	(7,428,724)
Intermediate Municipal Income Fund	4,443	–	–	–	–	–	(4,632)	152,288	(1,784,533)	(1,632,434)
Short Duration High Yield Municipal Fund	1,316,644	–	–	–	–	–	(968,204)	(6,111,963)	(35,923,007)	(41,686,530)
Ultra Short Municipal Income Fund	80,814	–	–	–	–	–	(73,243)	(32,993)	(1,422,409)	(1,447,831)
Amounts listed as “–” are $0 or round to $0.
*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to tax deferral of losses on wash sales and corporate actions.
**	As of October 31, 2024, for federal income tax purposes, some Funds have capital loss carryforwards available to offset capital gains, if any, to the extent provided by the Treasury regulations, with no expiration.
58	2024 Annual Report

Notes to  Financial Statements  (continued)
October 31, 2024

As of October 31, 2024, for federal income tax purposes, the following Funds have capital loss carryforwards available to offset capital gains, if any, to the extent provided by the Treasury regulations.
Fund	Amounts	Expires
High Income Opportunities Fund	$55,861,028	Unlimited (Short—Term)
High Income Opportunities Fund	192,896,631	Unlimited (Long—Term)
Infrastructure Debt Fund	7,258,580	Unlimited (Short—Term)
Infrastructure Debt Fund	901,229	Unlimited (Long—Term)
Intermediate Municipal Income Fund	188,578	Unlimited (Short—Term)
Intermediate Municipal Income Fund	1,595,955	Unlimited (Long—Term)
Short Duration High Yield Municipal Fund	12,860,275	Unlimited (Short—Term)
Short Duration High Yield Municipal Fund	23,062,732	Unlimited (Long—Term)
Ultra Short Municipal Income Fund	1,422,409	Unlimited (Short—Term)
8.  Significant Shareholders
As of October 31, 2024, the Funds had shareholders with the percentage ownership indicated, which are considered significant shareholders (holdings greater than 5.0%) for financial reporting purposes:
Fund	Record Ownership %	Number of Account Owners
High Income Opportunities Fund	44.4%	4
Infrastructure Debt Fund	44.7	3
Intermediate Municipal Income Fund	51.0	1
Short Duration High Yield Municipal Fund	85.4	3
Ultra Short Municipal Income Fund	69.5	5
9.  Line of Credit
The Trust, on behalf of each of the funds of the Trust (including the Funds) (the “Borrowers”), has entered into an agreement (the “Agreement”) with State Street Bank and Trust Company (the “Bank”), subject to annual renewal. The Agreement provides for a revolving credit facility (the “Credit Facility”) in the amount of $150,000,000 to be utilized for temporary or emergency purposes to fund shareholder redemptions or other short-term liquidity purposes.
As of October 31, 2024, the Infrastructure Debt Fund had $250,000 and the Short Duration High Yield Municipal Fund had $840,130 repayable to State Street.
Principal on each outstanding loan made under the Agreement bears interest at a variable rate per annum equal to (a) 10 basis points + (b) the higher of (i) the Federal Funds Rate on such date (not less than zero) plus one and one quarter of one percent (1.25%) or (ii) the Overnight Bank Funding Rate on such date plus one and one quarter of one percent (1.25%). In addition, the Borrowers shall pay to the Bank a commitment fee at the rate of 0.25% per annum on the daily unused portion of the Credit Facility, as applicable, which is allocated among the Borrowers in such manner as is determined by the Board to be reasonable. For each Fund that borrowed under the Credit Facility during the fiscal year ended October 31, 2024, the following table shows the average outstanding daily balance of the days the Fund utilized the Credit Facility and the average weighted interest rate paid by the Fund during the  fiscal year ended October 31, 2024.
Fund	Average Outstanding Daily Balance	Average Weighted Interest Rate	Days Utilized
High Income Opportunities Fund	$1,064,075	6.68%	10
Infrastructure Debt Fund	330,619	6.68%	78
Intermediate Municipal Income Fund	532,384	6.64%	15
Short Duration High Yield Municipal Fund	1,583,155	6.65%	97
Ultra Short Municipal Income Fund	1,600,000	6.64%	2
2024 Annual Report	59

Notes to  Financial Statements  (concluded)
October 31, 2024

10.  New Accounting Pronouncement
In November 2023, the FASB issued ASU 2023-07, “Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures (“ASU 2023-07”), which enhances disclosure requirements about significant segment expenses that are regularly provided to the chief operating decision maker (the “CODM”). ASU 2023-07, among other things, (i) requires a single segment public entity to provide all of the disclosures as required by Topic 280, (ii) requires a public entity to disclose the title and position of the CODM and an explanation of how the CODM uses the reported measure(s) of segment profit or loss in assessing segment performance and deciding how to allocate resources and (iii) provides the ability for a public entity to elect more than one performance measure. ASU 2023-07 is effective for the fiscal years beginning after December 15, 2023, and interim periods within fiscal years beginning after December 15, 2024. Early adoption is permitted and retrospective adoption is required for all prior periods presented. The Trust is currently assessing the impact of this guidance, however, the Trust does not expect a material impact on its financial statements.
11.  Subsequent Events
Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of October 31, 2024, other than as noted below.
At a meeting on December 11, 2024, the Board approved a non-fundamental policy that the abrdn High Income Opportunities Fund will invest, under normal circumstances, at least 80% of its net assets in high income producing instruments. Such change will take effect on February 28, 2025.
60	2024 Annual Report

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
abrdn Funds:
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of abrdn High Income Opportunities Fund, abrdn Infrastructure Debt Fund, abrdn Intermediate Municipal Income Fund, abrdn Short Duration High Yield Municipal Fund, and abrdn Ultra Short Municipal Income Fund, five of the funds comprising abrdn Funds (each, a Fund and collectively, the Funds), including the statements of investments, as of October 31, 2024, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of October 31, 2024, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more abrdn investment companies since 2009.
Columbus, Ohio
December 27, 2024
2024 Annual Report	61

Changes in and Disagreement with Accountants for Open-End Management Investment Companies

Not applicable.
62	2024 Annual Report

Proxy Disclosures for Open-End Management Investment Companies

Not applicable.
2024 Annual Report	63

Remuneration Paid to Trustees, Officers, and Others of Open-End Management Investment Companies

Remuneration paid to trustees, officers and others is included in the Statement of Operations under the line items “Trustee Fees” and “Investment Advisory Fees” as part of the financial statements filed under Item 7 of this Form N-CSR.
64	2024 Annual Report

Board of Trustees' Consideration of Advisory and Sub-Advisory Agreements (Unaudited)

At a regularly scheduled quarterly meeting (the “Quarterly Meeting”) of the Board of the Trust held on June 11, 2024, the Board, including a majority of the Independent Trustees, approved for an annual period the continuation of the Trust’s Advisory Agreements with the Adviser and the applicable sub-advisory agreements (the “Sub-Advisory Agreements,” and collectively with the Advisory Agreements, the “Agreements”) by and among the Trust, the Adviser and the Subadviser (collectively, the “Advisers”) for each of the following series of the Trust: abrdn High Income Opportunities Fund, abrdn Infrastructure Debt Fund, abrdn Intermediate Municipal Income Fund, abrdn Short Duration High Yield Municipal Fund and abrdn Ultra Short Municipal Income Fund. In connection with their consideration of whether to approve the continuation of the Agreements, the Board members received and reviewed a variety of information provided by the Advisers relating to the Funds, the Agreements and the Advisers, including information regarding the nature, extent and quality of services provided by the Advisers under respective Agreements, comparative investment performance, fee and expense information of peer groups of funds for respective Funds (each a “Peer Group,” and collectively the “Peer Groups”) selected by Institutional Shareholder Services Inc. (“ISS”), an independent third-party provider of investment company data and other performance information for relevant benchmark indices (collectively, the “15(c) Materials”). In addition, the Independent Trustees held a separate telephonic meeting in advance of the Quarterly Meeting (the “Review Meeting”) to review the materials provided and the relevant legal considerations, and met in executive session outside the presence of Fund management at the Review Meeting and Quarterly Meeting with their independent legal counsel to discuss the Advisory Agreements. The Independent Trustees also, together with the independent board members of other registered investment companies advised by the Advisers and their affiliates (collectively, the “abrdn Funds complex”), met in advance of the Quarterly Meeting with the Chief Investment Officer (the “CIO”) of abrdn plc, the ultimate parent of the Advisers. During their meeting with the CIO, the Independent Trustees received information on, and responses to their questions concerning, among other items, abrdn plc’s and the Advisers’ investment decision-making framework, monitoring of investment theses and responses to underperformance, key personnel and investment teams, and investment product development at abrdn plc, including with respect to the abrdn Funds complex. In addition to the 15(c) Materials, the Board received and reviewed materials in advance of each regular quarterly meeting that contained information about the Fund and its investment performance and information relating to the services provided by the Advisers.
The 15(c) Materials provided to the Board generally included, among other items: (i) information on the investment performance of the Funds and the performance of the Funds’ respective Peer Groups and the Funds’ performance benchmarks; (ii) information on the Funds’ advisory fees and other expenses, including information comparing each Fund’s expenses to those of the respective Peer Group and information about any applicable expense limitations and fee “breakpoints”; (iii) information about the profitability of the Agreements to the Advisers; (iv) a report prepared by the Advisers in response to a request submitted by the Independent Trustees’ independent legal counsel on behalf of such Trustees; and (v) a memorandum from the Independent Trustees’ independent legal counsel on the responsibilities of the Board in considering for approval the investment advisory and investment sub-advisory arrangements under the 1940 Act and Delaware law.
In addition, the Board, including the Independent Trustees, also considered information that the Advisers had provided concerning: (i) the Advisers’ investment personnel and operations; (ii) the Advisers’ financial stability and financial condition; (iii) the resources devoted by the Advisers to the Fund; (iv) each Fund’s investment objective and strategies and the Advisers’ record of compliance with the Funds’ investment policies and restrictions; the Advisers’ and their affiliates’ compliance program; (vi) arrangements relating to the distribution of the Funds’ shares and the related costs; and (vii) possible conflicts of interest. The Board also considered the nature, extent and quality of the services provided to the Funds by the Adviser’s affiliates.Throughout the process, including at the meeting with the CCO, the Review Meeting and the Quarterly Meeting, the Trustees were afforded and availed themselves of the opportunity to ask questions of and request additional information from the Adviser.
The Independent Trustees were advised by separate independent legal counsel throughout the process and also consulted in executive sessions with their counsel regarding their consideration of the continuation of the Agreements. In considering whether to approve the continuation of the Agreements, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another and given different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the continuation of the Agreements included the factors listed below.
Investment performance of the Funds and the Advisers. The Trustees received and reviewed information that compared the Funds’ return over various periods of time to those of comparable unaffiliated investment companies and discussed this information and other related performance data with management. The Board received and considered information on performance compiled by ISS on each Fund’s total return as compared with the funds in the respective Fund’s Morningstar category (the “Morningstar Group”), and in comparison to the Fund’s performance benchmark. The Trustees also considered the performance of the Funds compared to the performance of comparable funds or accounts managed by the Adviser and its affiliates to the extent available. In addition, the Trustees also reviewed data prepared by ISS that analyzed the performance of the Funds using a variety of performance metrics.
The Trustees also considered, as applicable, the performance of the Funds since the Advisers commenced management of the Funds. The Trustees also considered abrdn Inc.’s and the Subadviser’s performance generally, the performance of the fund family generally, the historical responsiveness of the Adviser to Trustee concerns about performance, and the willingness of the Adviser and the Subadviser’s to take steps intended to improve performance. The Board received additional information concerning those Funds that had changed their investment strategies during the year, and also received information from the Advisers providing additional discussion about the factors contributing to differences in performance for Funds that the Advisers considered performance outliers over the year. The Board concluded that the Funds’ overall performance, in conjunction with management’s explanation of the reasons for underperformance and the actions taken to improve performance, was acceptable.
2024 Annual Report	65

Board of Trustees' Consideration of Advisory and Sub-Advisory Agreements (Unaudited)  (continued)

The costs of the services provided and profits realized by the Advisers and their affiliates from their relationships with the Funds. The Trustees considered the fees charged to the Funds for advisory services as well as the total expense levels of the Funds. This information included comparisons (provided by ISS) of each Fund’s net management fee and total expense ratio to those of its expense Peer Group and information about the advisory fees charged by abrdn Inc. and/or its affiliates to any separately managed and other accounts with a similar strategy. In reviewing the ISS comparison of each Fund’s net management fee to that of its respective Peer Group, the Board noted that the fee for the Funds includes both advisory and administrative fees. The Trustees noted that for certain Funds, abrdn Inc. had contractually reduced its advisory fee during the previous year. In evaluating the Funds’ advisory fees, the Trustees considered the demands, complexity and quality of the investment management of the Funds. In considering the fees charged by abrdn Inc. and/or its affiliates to any comparable accounts, the Trustees also considered, among other things, management’s discussion of the different investment restrictions, objectives or policies that may be involved in managing accounts of different types.
The Trustees also noted that the sub-advisory fees, as applicable, for the Funds would not be paid by the Funds, but would be paid by abrdn Inc. out of its advisory fee.The Board also considered that abrdn Inc. had entered into or renewed expense limitation agreements with each of the Funds, pursuant to which abrdn Inc. agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting each Fund’s total annual operating expenses for a period of time, and that for certain Funds, abrdn Inc. had increased the amount of its reimbursements over the previous year to lower the total operating expenses of the respective Funds.
The Trustees also considered the compensation abrdn Inc. and its affiliates received, directly and indirectly, from their relationships with the Funds. The Trustees reviewed information provided by management as to the profitability of the Adviser and its affiliates’ relationships with the Funds, including the engagement abrdn Inc. and its affiliates to provide administrative and distribution services, respectively, to the Funds. The Trustees also considered information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered information about the expense levels of the Funds, the performance of the Funds, court cases regarding adviser profitability, and whether the Adviser. had implemented breakpoints and expense limitations with respect to the Funds.  The Trustees also examined the profitability of abrdn Inc. and its affiliates on a Fund-by-Fund basis. The Board determined that the cost of services provided and profits realized by the Advisers were reasonable in light of the services provided by the Advisers to the Funds under the Agreements.
The nature, extent and quality of the services provided to the Funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by the Adviser and the Subadvisers, as applicable, to the Funds and the resources dedicated to the Funds by the Adviser and its affiliates. The Trustees took into account the Advisers’ investment experience and considered, with respect to the Funds that had engaged a Subadviser, the allocation of responsibilities between the Advisers. Board also considered the background and experience of the Advisers’ senior management personnel and the qualifications, background and responsibilities of the portfolio managers that are primarily responsible for the day-to-day portfolio management services for the Funds. The Board also considered the financial condition of the Advisers and the Advisers’ ability to provide quality services to each Fund. abrdn reported on, among other things, its business plans and organizational structures. The Board reviewed information on the Advisers’ risk management processes. The Board also considered that it received information on a regular basis from the Trust’s Chief Compliance Officer regarding the Advisers’ compliance policies and procedures and considered the Advisers’ brokerage policies and practices. The Trustees also took into account the Advisers’ investment experience and considered information regarding the Advisers’ compliance with applicable laws and the Commission and other regulatory inquiries or audits of the Funds and/or the Advisers. The Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services. In determining that the nature, extent and quality of the services provided to the Fund were adequate and appropriate, the Trustees also took into account their knowledge of management and the quality of the performance of management’s duties through Board meetings, discussion and reports during the preceding year.
The Independent Trustees also took into account their recent meetings, together with the independent board members of other registered investment companies in the abrdn Funds complex, with the chair of abrdn plc and abrdn plc’s interim Chief Executive Officer. During those meetings, the abrdn plc representatives responded to questions from the Independent Trustees and affirmed abrdn’s long-term commitment to the investment business and the abrdn Funds complex in particular.
Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by the Adviser and the Subadviser and whether those economies would be shared with the Funds through breakpoints in the investment advisory fees or other means, such as expense waivers or limitations. The Board noted management’s discussion of the Funds’ advisory fee structures. The Trustees noted that each of the Funds was subject to a contractual expense limitation agreement and considered that certain Funds had breakpoints in their investment advisory fees that lowered the fee rate as a Fund’s assets grew. The Trustees also took note of the costs of the services provided and the profitability to abrdn and its affiliates from their relationships with the Funds, as discussed above.
Other Factors. The Trustees also considered other factors, which included: (i) the nature, quality, cost and extent of administrative services performed by abrdn Inc. under the Advisory Agreements and under a separate agreement covering administrative services; (ii) whether the Funds have operated in accordance with their investment objectives as well as the Funds’ record of compliance with their investment restrictions, and the compliance programs of the Trust and the Advisers; (iii) the compliance-related resources the Adviser and its affiliates were providing to the Funds; (iv) the effect of any market and economic volatility on the performance, asset levels and expense ratios of the Funds; and (v) so-called “fallout benefits” to the Advisers and their affiliates (if any), such as reputational and other indirect benefits. The Trustees considered any possible conflicts
66	2024 Annual Report

Board of Trustees' Consideration of Advisory and Sub-Advisory Agreements (Unaudited)  (concluded)

of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.
*  *  *
Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that renewal of the Agreements would be in the best interest of each of the Funds and its shareholders. Accordingly, the Board, and the Independent Trustees, voting separately, approved the Agreements for an additional one-year period.
2024 Annual Report	67

abrdn Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103
abrdn.us
AOE-0143-AR

(b)	Included in the response to Item 7(a) of this Form N-CSR.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Included in the response to Item 7 of this Form N-CSR.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Included in the response to Item 7 of this Form N-CSR.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

During the period ended October 31, 2024, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 16. Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19. Exhibits.

(a)(1) The Code of Ethics of the Registrant for the period covered by this report as required pursuant to Item 2 of this Form N-CSR.

(a)(2) Not applicable.

(a)(3) Certifications of the Registrant pursuant to Rule 30a-2(a) under the Act are exhibits to this report.

(a)(4) Not applicable.

(a)(5) Not applicable.

(b) Certifications of the Registrant pursuant to Rule 30a-2(b) under the Act are exhibits to this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

abrdn Funds

By:	/s/ Alan Goodson
Alan Goodson
Principal Executive Officer
abrdn Funds

Date: January 10, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Alan Goodson
Alan Goodson
Principal Executive Officer
abrdn Funds

Date: January 10, 2025

By:	/s/ Michael Marsico
Michael Marsico
Principal Financial Officer
abrdn Funds

Date: January 10, 2025